UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: August 31

Date of reporting period: August 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
August 31, 2018
Columbia Contrarian Core Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Contrarian Core Fund   |  Annual Report 2018

Columbia Contrarian Core Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Contrarian Core Fund (the Fund) seeks total return, consisting of long-term capital appreciation and current income.
Portfolio management
Guy Pope, CFA
Portfolio Manager
Managed Fund since 2005
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/98	13.09	12.90	10.95
	Including sales charges		6.59	11.57	10.29
Advisor Class*		11/08/12	13.39	13.18	11.23
Class C	Excluding sales charges	12/09/02	12.23	12.05	10.12
	Including sales charges		11.23	12.05	10.12
Institutional Class		12/14/92	13.37	13.18	11.22
Institutional 2 Class*		11/08/12	13.50	13.31	11.30
Institutional 3 Class*		11/08/12	13.50	13.37	11.34
Class R*		09/27/10	12.78	12.62	10.68
Class T*	Excluding sales charges	09/27/10	13.09	12.89	10.95
	Including sales charges		10.27	12.32	10.66
Class V	Excluding sales charges	02/12/93	13.09	12.88	10.91
	Including sales charges		6.57	11.55	10.25
Russell 1000 Index			19.82	14.36	10.93
Returns for Class A and Class V shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Contrarian Core Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2008 — August 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Contrarian Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at August 31, 2018)
Apple, Inc.	5.5
Microsoft Corp.	4.6
Amazon.com, Inc.	3.6
JPMorgan Chase & Co.	3.3
Facebook, Inc., Class A	3.2
Medtronic PLC	2.9
Alphabet, Inc., Class C	2.8
Berkshire Hathaway, Inc., Class B	2.7
Johnson & Johnson	2.6
MasterCard, Inc., Class A	2.6
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at August 31, 2018)
Common Stocks	99.6
Money Market Funds	0.4
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at August 31, 2018)
Consumer Discretionary	11.2
Consumer Staples	6.3
Energy	5.8
Financials	15.7
Health Care	16.9
Industrials	7.8
Information Technology	27.9
Materials	3.2
Real Estate	2.4
Telecommunication Services	2.1
Utilities	0.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Contrarian Core Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended August 31, 2018, the Fund’s Class A shares returned 13.09% excluding sales charges. The Fund’s benchmark, the Russell 1000 Index, returned 19.82% for the same period. Stock selection in an environment unfavorable to the Fund’s contrarian style generally accounted for the shortfall relative to the benchmark.
Equity markets moved higher
U.S. equities delivered solid gains for the 12-month period that ended August 31, 2018, hitting record highs along the way. Buoyant corporate earnings, especially in the information technology sector, along with a strengthening domestic economy and a solid global economy, boosted investor sentiment. Consumer confidence was high, jobs data remained strong and personal income increased as the period wore on. Tax cuts approved by Congress late in 2017 had a favorable impact on corporate earnings and helped fuel investor optimism. Concerns that interest rates and inflation might rise faster than expected briefly put a damper on equity markets early in 2018, the first such correction in two years. Equities quickly recovered their lost ground — and then some. For the 12 months ended August 31, 2018, the S&P 500 Index, which measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance, gained 19.66%. Growth stocks outperformed value stocks, and small-cap stocks outperformed large- and mid-cap stocks.
The Federal Reserve (the Fed) raised the federal funds target rate three times during the period, to 1.75% - 2.00%, citing strong job growth and inflation in line with its 2.0% target. The yield on the 10-year U.S. Treasury ended the period at 2.86%.
Contributors and detractors
In a generally favorable period for equities, the Fund generated solid gains. Sector allocation decisions were positive for performance, while stock selection generally accounted for the Fund’s shortfall relative to its benchmark. Market dynamics shifted, and stylistically, it became more challenging to find gems that were consistent with our contrarian philosophy.
An underweight in utilities and good stock selection in the materials sector aided Fund performance. In utilities, we did well because the Fund was underweight and the sector underperformed. In the materials sector, a position in Sherwin Williams aided results, as domestic fundamentals for the paint giant were strong. Elsewhere in the portfolio, disappointments were mostly stock specific. Citigroup, in the financials sector, detracted from performance as investors worried about a global slowdown in economic growth. Citigroup is more international than its peers. Gains from JPMorgan were not enough to offset the loss from Citigroup. In the energy sector, Haliburton was a poor performer, suffering from a slowdown in the pressure pumping business, which faced a deteriorating demand outlook. A significant gain from a position in EOG was not enough to offset this disappointment. An outsized position in Phillip Morris in the consumer staples sector was a drag on performance as the company suffered from a slowdown in its smokeless business. Demand slowed in Japan and a strong dollar hurt expected revenues as well. Despite strong gains from technology positions in Mastercard, Palo Alto, Cisco, Apple and Microsoft, the Fund underperformed the broad sector with significant disappointments from Facebook and Broadcom. A combination of concerns over privacy, which led to increased spending, and slower revenue growth led investors to mark down future earnings expectations for Facebook. Slower growth for semiconductors combined with unmet investor expectations led Broadcom lower. The company’s unsuccessful bid for Qualcomm was not well received, nor was the subsequent acquisition of CA Technologies.
Even though retailers helped boost gains in the consumer discretionary sector, exposure to Comcast was a drag on performance. Investors rejected the company’s efforts to acquire Sky Media and Fox Network. Fears about cable cord cutting also weighed on Comcast’s share price. Good performance from several key health care stocks, namely Abbott Laboratories and Anthem, was more than offset by negative performance from biotechnology holdings Allergan and Celgene. Patent protection figured into the downfall of both stocks. We sold the Fund’s position in Celgene during the period.
At period’s end
Although the Fund underperformed its benchmark, we remain believers in our contrarian philosophy. We plan to stay with our core principles in constructing the portfolio and managing it from day to day, as we believe this discipline has served our shareholders well over the long term.
4	Columbia Contrarian Core Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Contrarian Core Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2018 — August 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,051.80	1,020.06	5.28	5.19	1.02
Advisor Class	1,000.00	1,000.00	1,053.60	1,021.32	3.99	3.92	0.77
Class C	1,000.00	1,000.00	1,048.20	1,016.28	9.14	9.00	1.77
Institutional Class	1,000.00	1,000.00	1,053.40	1,021.32	3.99	3.92	0.77
Institutional 2 Class	1,000.00	1,000.00	1,054.10	1,021.78	3.52	3.47	0.68
Institutional 3 Class	1,000.00	1,000.00	1,054.00	1,022.03	3.26	3.21	0.63
Class R	1,000.00	1,000.00	1,050.60	1,018.80	6.56	6.46	1.27
Class T	1,000.00	1,000.00	1,052.20	1,020.06	5.28	5.19	1.02
Class V	1,000.00	1,000.00	1,052.00	1,020.06	5.28	5.19	1.02
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Contrarian Core Fund | Annual Report 2018

Portfolio of Investments
August 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.0%
Issuer	Shares	Value ($)
Consumer Discretionary 11.2%
Hotels, Restaurants & Leisure 1.7%
McDonald’s Corp.	715,303	116,043,606
Royal Caribbean Cruises Ltd.	689,725	84,546,490
Total		200,590,096
Internet & Direct Marketing Retail 4.1%
Amazon.com, Inc.(a)	205,975	414,567,942
Expedia Group, Inc.	414,350	54,072,675
Total		468,640,617
Media 1.7%
Comcast Corp., Class A	5,333,531	197,287,311
Multiline Retail 0.5%
Dollar General Corp.	475,538	51,229,709
Specialty Retail 1.1%
AutoZone, Inc.(a)	72,421	55,538,217
Lowe’s Companies, Inc.	583,939	63,503,366
Ulta Beauty, Inc.(a)	48,558	12,625,080
Total		131,666,663
Textiles, Apparel & Luxury Goods 2.1%
PVH Corp.	968,908	138,708,869
Tapestry, Inc.	1,955,295	99,113,904
Total		237,822,773
Total Consumer Discretionary		1,287,237,169
Consumer Staples 6.2%
Beverages 0.3%
PepsiCo, Inc.	257,822	28,878,642
Food & Staples Retailing 0.7%
SYSCO Corp.	1,157,416	86,597,865
Food Products 3.1%
ConAgra Foods, Inc.	2,149,080	78,978,690
General Mills, Inc.	1,866,620	85,883,186
Mondelez International, Inc., Class A	4,629,410	197,768,396
Total		362,630,272
Common Stocks (continued)
Issuer	Shares	Value ($)
Tobacco 2.1%
Philip Morris International, Inc.	3,110,370	242,266,719
Total Consumer Staples		720,373,498
Energy 5.7%
Energy Equipment & Services 1.0%
Halliburton Co.	2,905,339	115,893,973
Oil, Gas & Consumable Fuels 4.7%
Canadian Natural Resources Ltd.	4,911,719	167,833,438
Chevron Corp.	1,980,323	234,589,063
EOG Resources, Inc.	1,205,828	142,565,044
Total		544,987,545
Total Energy		660,881,518
Financials 15.5%
Banks 8.3%
Citigroup, Inc.	3,096,216	220,574,428
JPMorgan Chase & Co.	3,312,558	379,552,896
U.S. Bancorp	2,442,945	132,187,754
Wells Fargo & Co.	3,888,020	227,371,409
Total		959,686,487
Capital Markets 2.6%
Bank of New York Mellon Corp. (The)	1,565,796	81,656,262
BlackRock, Inc.	189,297	90,684,621
Morgan Stanley	1,393,980	68,068,043
S&P Global, Inc.	276,145	57,175,822
Total		297,584,748
Diversified Financial Services 2.6%
Berkshire Hathaway, Inc., Class B(a)	1,477,888	308,464,783
Insurance 2.0%
American International Group, Inc.	2,079,720	110,578,712
Aon PLC	815,326	118,678,853
Total		229,257,565
Total Financials		1,794,993,583
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
August 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 16.7%
Biotechnology 3.4%
Alexion Pharmaceuticals, Inc.(a)	727,220	88,895,373
Biogen, Inc.(a)	626,710	221,535,718
Vertex Pharmaceuticals, Inc.(a)	437,931	80,754,476
Total		391,185,567
Health Care Equipment & Supplies 3.7%
Abbott Laboratories	1,397,249	93,392,123
Medtronic PLC	3,451,307	332,740,508
Total		426,132,631
Health Care Providers & Services 2.7%
Anthem, Inc.	709,830	187,913,296
CIGNA Corp.	519,150	97,776,711
CVS Health Corp.	465,675	35,037,387
Total		320,727,394
Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc.	683,475	46,161,902
Pharmaceuticals 6.5%
Allergan PLC	835,385	160,151,659
Johnson & Johnson	2,223,726	299,513,655
Pfizer, Inc.	6,966,814	289,262,117
Total		748,927,431
Total Health Care		1,933,134,925
Industrials 7.7%
Aerospace & Defense 1.5%
General Dynamics Corp.	441,285	85,344,519
Lockheed Martin Corp.	285,680	91,534,729
Total		176,879,248
Air Freight & Logistics 1.9%
FedEx Corp.	881,897	215,138,773
Airlines 0.6%
Southwest Airlines Co.	1,058,056	64,858,833
Electrical Equipment 0.6%
Emerson Electric Co.	943,925	72,427,365
Industrial Conglomerates 2.4%
Honeywell International, Inc.	1,722,054	273,909,909
Machinery 0.7%
Common Stocks (continued)
Issuer	Shares	Value ($)
Caterpillar, Inc.	612,960	85,109,496
Total Industrials		888,323,624
Information Technology 27.6%
Communications Equipment 1.6%
Cisco Systems, Inc.	2,857,110	136,484,145
Palo Alto Networks, Inc.(a)	226,815	52,428,287
Total		188,912,432
Internet Software & Services 8.4%
Alphabet, Inc., Class A(a)	151,808	186,997,094
Alphabet, Inc., Class C(a)	265,162	323,017,697
eBay, Inc.(a)	2,971,165	102,832,021
Facebook, Inc., Class A(a)	2,072,505	364,201,303
Total		977,048,115
IT Services 4.4%
Fidelity National Information Services, Inc.	1,393,665	150,752,743
First Data Corp., Class A(a)	1,562,820	40,195,730
MasterCard, Inc., Class A	1,361,649	293,517,059
Total System Services, Inc.	197,185	19,154,551
Total		503,620,083
Semiconductors & Semiconductor Equipment 2.5%
Applied Materials, Inc.	2,457,327	105,714,207
Broadcom, Inc.	629,490	137,877,195
Microchip Technology, Inc.	534,665	45,997,230
Total		289,588,632
Software 5.3%
Activision Blizzard, Inc.	1,199,035	86,450,424
Microsoft Corp.	4,661,097	523,581,026
Total		610,031,450
Technology Hardware, Storage & Peripherals 5.4%
Apple, Inc.	2,741,366	624,017,143
Total Information Technology		3,193,217,855
Materials 3.1%
Chemicals 2.7%
DowDuPont, Inc.	2,740,175	192,168,473
Sherwin-Williams Co. (The)	263,064	119,846,697
Total		312,015,170

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Contrarian Core Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Containers & Packaging 0.3%
Sealed Air Corp.	868,840	34,849,172
Metals & Mining 0.1%
Nucor Corp.	224,759	14,047,438
Total Materials		360,911,780
Real Estate 2.4%
Equity Real Estate Investment Trusts (REITS) 2.4%
American Tower Corp.	1,393,432	207,788,580
Equinix, Inc.	162,385	70,820,970
Total		278,609,550
Total Real Estate		278,609,550
Telecommunication Services 2.1%
Diversified Telecommunication Services 1.9%
AT&T, Inc.	715,375	22,849,078
Verizon Communications, Inc.	3,618,933	196,761,387
Total		219,610,465
Wireless Telecommunication Services 0.2%
T-Mobile U.S.A., Inc.(a)	380,885	25,153,645
Total Telecommunication Services		244,764,110
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 0.8%
Electric Utilities 0.8%
American Electric Power Co., Inc.	1,196,900	85,853,637
Total Utilities		85,853,637
Total Common Stocks (Cost $7,915,216,162)		11,448,301,249

Money Market Funds 0.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.058%(b),(c)	40,983,443	40,979,344
Total Money Market Funds (Cost $40,979,344)		40,979,344
Total Investments in Securities (Cost: $7,956,195,506)		11,489,280,593
Other Assets & Liabilities, Net		71,126,837
Net Assets		11,560,407,430

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.058%
	424,293,769	2,529,035,547	(2,912,345,873)	40,983,443	10,928	(19,400)	3,917,758	40,979,344
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
August 31, 2018
Fair value measurements  (continued)
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Consumer Discretionary	1,287,237,169	—	—	—	1,287,237,169
Consumer Staples	720,373,498	—	—	—	720,373,498
Energy	660,881,518	—	—	—	660,881,518
Financials	1,794,993,583	—	—	—	1,794,993,583
Health Care	1,933,134,925	—	—	—	1,933,134,925
Industrials	888,323,624	—	—	—	888,323,624
Information Technology	3,193,217,855	—	—	—	3,193,217,855
Materials	360,911,780	—	—	—	360,911,780
Real Estate	278,609,550	—	—	—	278,609,550
Telecommunication Services	244,764,110	—	—	—	244,764,110
Utilities	85,853,637	—	—	—	85,853,637
Total Common Stocks	11,448,301,249	—	—	—	11,448,301,249
Money Market Funds	—	—	—	40,979,344	40,979,344
Total Investments in Securities	11,448,301,249	—	—	40,979,344	11,489,280,593
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Contrarian Core Fund | Annual Report 2018

Statement of Assets and Liabilities
August 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $7,915,216,162)	$11,448,301,249
Affiliated issuers (cost $40,979,344)	40,979,344
Receivable for:
Investments sold	81,465,607
Capital shares sold	5,282,223
Dividends	17,096,800
Foreign tax reclaims	121,672
Prepaid expenses	73,030
Trustees’ deferred compensation plan	491,958
Total assets	11,593,811,883
Liabilities
Due to custodian	60
Payable for:
Investments purchased	17,441,172
Capital shares purchased	13,396,808
Management services fees	193,053
Distribution and/or service fees	35,711
Transfer agent fees	1,542,738
Compensation of chief compliance officer	739
Other expenses	302,214
Trustees’ deferred compensation plan	491,958
Total liabilities	33,404,453
Net assets applicable to outstanding capital stock	$11,560,407,430
Represented by
Paid in capital	7,387,321,008
Undistributed net investment income	66,473,849
Accumulated net realized gain	573,527,486
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	3,533,085,087
Total - representing net assets applicable to outstanding capital stock	$11,560,407,430
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Annual Report 2018	11

Statement of Assets and Liabilities  (continued)
August 31, 2018
Class A
Net assets	$1,912,202,854
Shares outstanding	70,315,998
Net asset value per share	$27.19
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$28.85
Advisor Class
Net assets	$743,515,496
Shares outstanding	26,662,428
Net asset value per share	$27.89
Class C
Net assets	$708,041,457
Shares outstanding	28,815,770
Net asset value per share	$24.57
Institutional Class
Net assets	$4,889,699,313
Shares outstanding	178,306,089
Net asset value per share	$27.42
Institutional 2 Class
Net assets	$894,848,563
Shares outstanding	32,101,024
Net asset value per share	$27.88
Institutional 3 Class
Net assets	$2,101,809,354
Shares outstanding	75,351,885
Net asset value per share	$27.89
Class R
Net assets	$145,911,520
Shares outstanding	5,367,678
Net asset value per share	$27.18
Class T
Net assets	$1,044,101
Shares outstanding	38,398
Net asset value per share	$27.19
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$27.89
Class V
Net assets	$163,334,772
Shares outstanding	6,064,756
Net asset value per share	$26.93
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$28.57
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Contrarian Core Fund | Annual Report 2018

Statement of Operations
Year Ended August 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$194,140,860
Dividends — affiliated issuers	3,917,758
Foreign taxes withheld	(670,221)
Total income	197,388,397
Expenses:
Management services fees	69,747,238
Distribution and/or service fees
Class A	4,820,995
Class C	7,502,601
Class R	701,365
Class T	2,888
Class V	397,804
Transfer agent fees
Class A	2,840,993
Advisor Class	1,015,812
Class C	1,105,073
Institutional Class	7,294,117
Institutional 2 Class	499,909
Institutional 3 Class	153,327
Class K	1,929
Class R	206,661
Class T	1,700
Class V	234,413
Plan administration fees
Class K	8,271
Compensation of board members	187,987
Custodian fees	71,834
Printing and postage fees	590,837
Registration fees	274,554
Audit fees	34,301
Legal fees	268,515
Compensation of chief compliance officer	4,489
Other	263,831
Total expenses	98,231,444
Expense reduction	(11,763)
Total net expenses	98,219,681
Net investment income	99,168,716
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	736,125,600
Investments — affiliated issuers	10,928
Foreign currency translations	3,384
Net realized gain	736,139,912
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	591,473,814
Investments — affiliated issuers	(19,400)
Net change in unrealized appreciation (depreciation)	591,454,414
Net realized and unrealized gain	1,327,594,326
Net increase in net assets resulting from operations	$1,426,763,042
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Annual Report 2018	13

Statement of Changes in Net Assets
	Year Ended August 31, 2018	Year Ended August 31, 2017
Operations
Net investment income	$99,168,716	$96,662,160
Net realized gain	736,139,912	476,645,774
Net change in unrealized appreciation (depreciation)	591,454,414	930,041,147
Net increase in net assets resulting from operations	1,426,763,042	1,503,349,081
Distributions to shareholders
Net investment income
Class A	(13,688,620)	(19,193,883)
Advisor Class	(6,065,193)	(3,562,542)
Class C	—	(1)
Class I	—	(3,453,777)
Institutional Class	(45,538,309)	(38,846,630)
Institutional 2 Class	(8,571,940)	(5,967,141)
Institutional 3 Class	(20,115,690)	(3,854,161)
Class K	(48,187)	(40,230)
Class R	(641,230)	(451,640)
Class T	(8,444)	(843,456)
Class V	(1,127,941)	(968,097)
Net realized gains
Class A	(93,913,407)	(21,919,791)
Advisor Class	(31,380,381)	(3,005,305)
Class B	—	(42,890)
Class C	(40,119,346)	(5,729,742)
Class I	—	(2,474,135)
Institutional Class	(235,608,254)	(32,770,414)
Institutional 2 Class	(40,157,532)	(4,473,015)
Institutional 3 Class	(90,640,911)	(2,760,953)
Class K	(292,694)	(39,271)
Class R	(6,615,240)	(797,594)
Class T	(57,932)	(958,481)
Class V	(7,738,463)	(1,115,823)
Total distributions to shareholders	(642,329,714)	(153,268,972)
Decrease in net assets from capital stock activity	(116,288,386)	(392,465,869)
Total increase in net assets	668,144,942	957,614,240
Net assets at beginning of year	10,892,262,488	9,934,648,248
Net assets at end of year	$11,560,407,430	$10,892,262,488
Undistributed net investment income	$66,473,849	$64,041,928
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Contrarian Core Fund | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2018		August 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	12,208,122	316,921,667	24,532,402	567,339,209
Distributions reinvested	3,884,229	99,008,995	1,703,138	38,796,444
Redemptions	(22,154,412)	(575,389,741)	(78,222,523)	(1,845,678,165)
Net decrease	(6,062,061)	(159,459,079)	(51,986,983)	(1,239,542,512)
Advisor Class
Subscriptions	11,310,517	300,451,143	10,776,230	260,548,555
Distributions reinvested	1,389,820	36,260,392	279,486	6,506,429
Redemptions	(8,970,419)	(238,568,015)	(4,694,624)	(112,458,762)
Net increase	3,729,918	98,143,520	6,361,092	154,596,222
Class B
Subscriptions	—	—	10,229	211,772
Distributions reinvested	—	—	2,033	42,206
Redemptions	—	—	(309,670)	(6,756,778)
Net decrease	—	—	(297,408)	(6,502,800)
Class C
Subscriptions	4,636,954	109,134,302	8,279,732	176,276,614
Distributions reinvested	1,592,042	36,871,699	237,660	4,945,710
Redemptions	(9,819,541)	(231,021,490)	(9,109,741)	(195,062,192)
Net decrease	(3,590,545)	(85,015,489)	(592,349)	(13,839,868)
Class I
Subscriptions	—	—	619,606	13,527,383
Distributions reinvested	—	—	258,970	5,927,821
Redemptions	—	—	(16,890,162)	(398,885,486)
Net decrease	—	—	(16,011,586)	(379,430,282)
Institutional Class
Subscriptions	32,541,591	849,445,217	85,852,060	2,044,682,517
Distributions reinvested	10,065,737	258,286,816	2,284,114	52,351,890
Redemptions	(57,893,556)	(1,516,465,968)	(83,135,098)	(2,002,573,073)
Net increase (decrease)	(15,286,228)	(408,733,935)	5,001,076	94,461,334
Institutional 2 Class
Subscriptions	12,831,692	340,843,986	11,090,361	270,140,698
Distributions reinvested	1,868,398	48,709,121	448,671	10,436,073
Redemptions	(12,546,333)	(332,078,939)	(9,119,270)	(216,839,757)
Net increase	2,153,757	57,474,168	2,419,762	63,737,014
Institutional 3 Class
Subscriptions	29,449,843	779,912,063	49,850,577	1,240,699,466
Distributions reinvested	2,580,501	67,273,670	271,473	6,314,467
Redemptions	(17,189,124)	(461,087,450)	(4,056,941)	(98,611,716)
Net increase	14,841,220	386,098,283	46,065,109	1,148,402,217
Class K
Subscriptions	10,761	288,499	18,689	455,856
Distributions reinvested	13,282	340,682	3,468	79,454
Redemptions	(269,627)	(7,180,214)	(13,564)	(307,763)
Net increase (decrease)	(245,584)	(6,551,033)	8,593	227,547
Class R
Subscriptions	1,298,152	33,613,269	2,442,785	57,295,465
Distributions reinvested	229,073	5,848,237	40,077	914,165
Redemptions	(1,370,468)	(35,554,329)	(1,605,994)	(37,805,368)
Net increase	156,757	3,907,177	876,868	20,404,262
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Annual Report 2018	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2018		August 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Class T
Subscriptions	726	19,043	1,447,862	32,641,606
Distributions reinvested	2,595	66,153	79,099	1,801,867
Redemptions	(18,306)	(475,567)	(11,365,827)	(257,363,851)
Net decrease	(14,985)	(390,371)	(9,838,866)	(222,920,378)
Class V
Subscriptions	246,930	6,375,877	49,241	1,134,243
Distributions reinvested	250,684	6,329,782	64,778	1,462,036
Redemptions	(564,074)	(14,467,286)	(633,299)	(14,654,904)
Net decrease	(66,460)	(1,761,627)	(519,280)	(12,058,625)
Total net decrease	(4,384,211)	(116,288,386)	(18,513,972)	(392,465,869)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Contrarian Core Fund | Annual Report 2018

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Columbia Contrarian Core Fund | Annual Report 2018	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2018	$25.41	0.18	3.05	3.23	(0.18)	(1.27)	(1.45)
Year Ended 8/31/2017	$22.29	0.19	3.25	3.44	(0.15)	(0.17)	(0.32)
Year Ended 8/31/2016	$21.27	0.15	2.05	2.20	(0.55)	(0.63)	(1.18)
Year Ended 8/31/2015	$22.37	0.65 (d)	(0.23)	0.42	(0.10)	(1.42)	(1.52)
Year Ended 8/31/2014	$19.15	0.14	4.32	4.46	(0.11)	(1.13)	(1.24)
Advisor Class
Year Ended 8/31/2018	$26.02	0.25	3.13	3.38	(0.24)	(1.27)	(1.51)
Year Ended 8/31/2017	$22.81	0.26	3.33	3.59	(0.21)	(0.17)	(0.38)
Year Ended 8/31/2016	$21.74	0.21	2.09	2.30	(0.60)	(0.63)	(1.23)
Year Ended 8/31/2015	$22.83	0.80 (d)	(0.32)	0.48	(0.15)	(1.42)	(1.57)
Year Ended 8/31/2014	$19.52	0.20	4.40	4.60	(0.16)	(1.13)	(1.29)
Class C
Year Ended 8/31/2018	$23.09	(0.01)	2.76	2.75	—	(1.27)	(1.27)
Year Ended 8/31/2017	$20.28	0.01	2.97	2.98	(0.00) (e)	(0.17)	(0.17)
Year Ended 8/31/2016	$19.43	(0.00) (e)	1.86	1.86	(0.38)	(0.63)	(1.01)
Year Ended 8/31/2015	$20.62	0.50 (d)	(0.27)	0.23	—	(1.42)	(1.42)
Year Ended 8/31/2014	$17.77	(0.01)	3.99	3.98	—	(1.13)	(1.13)
Institutional Class
Year Ended 8/31/2018	$25.61	0.25	3.07	3.32	(0.24)	(1.27)	(1.51)
Year Ended 8/31/2017	$22.45	0.25	3.29	3.54	(0.21)	(0.17)	(0.38)
Year Ended 8/31/2016	$21.42	0.21	2.05	2.26	(0.60)	(0.63)	(1.23)
Year Ended 8/31/2015	$22.52	0.66 (d)	(0.18)	0.48	(0.16)	(1.42)	(1.58)
Year Ended 8/31/2014	$19.27	0.19	4.35	4.54	(0.16)	(1.13)	(1.29)
Institutional 2 Class
Year Ended 8/31/2018	$26.01	0.28	3.13	3.41	(0.27)	(1.27)	(1.54)
Year Ended 8/31/2017	$22.80	0.28	3.33	3.61	(0.23)	(0.17)	(0.40)
Year Ended 8/31/2016	$21.73	0.24	2.09	2.33	(0.63)	(0.63)	(1.26)
Year Ended 8/31/2015	$22.83	0.78 (d)	(0.28)	0.50	(0.18)	(1.42)	(1.60)
Year Ended 8/31/2014	$19.52	0.23	4.39	4.62	(0.18)	(1.13)	(1.31)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Contrarian Core Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2018	$27.19	13.09%	1.02%	1.02% (c)	0.70%	63%	$1,912,203
Year Ended 8/31/2017	$25.41	15.61%	1.04%	1.04% (c)	0.82%	52%	$1,941,062
Year Ended 8/31/2016	$22.29	10.79%	1.07%	1.07% (c)	0.72%	47%	$2,860,806
Year Ended 8/31/2015	$21.27	1.99%	1.09%	1.09% (c)	2.93%	60%	$2,297,176
Year Ended 8/31/2014	$22.37	24.15%	1.11%	1.11% (c)	0.69%	65%	$1,659,841
Advisor Class
Year Ended 8/31/2018	$27.89	13.39%	0.77%	0.77% (c)	0.95%	63%	$743,515
Year Ended 8/31/2017	$26.02	15.91%	0.80%	0.80% (c)	1.07%	52%	$596,704
Year Ended 8/31/2016	$22.81	11.07%	0.82%	0.82% (c)	0.99%	47%	$377,946
Year Ended 8/31/2015	$21.74	2.25%	0.85%	0.85% (c)	3.53%	60%	$227,941
Year Ended 8/31/2014	$22.83	24.44%	0.86%	0.86% (c)	0.94%	65%	$105,458
Class C
Year Ended 8/31/2018	$24.57	12.23%	1.77%	1.77% (c)	(0.05%)	63%	$708,041
Year Ended 8/31/2017	$23.09	14.80%	1.79%	1.79% (c)	0.07%	52%	$748,148
Year Ended 8/31/2016	$20.28	9.98%	1.83%	1.83% (c)	(0.02%)	47%	$669,226
Year Ended 8/31/2015	$19.43	1.17%	1.85%	1.85% (c)	2.46%	60%	$409,798
Year Ended 8/31/2014	$20.62	23.22%	1.86%	1.86% (c)	(0.06%)	65%	$222,834
Institutional Class
Year Ended 8/31/2018	$27.42	13.37%	0.77%	0.77% (c)	0.95%	63%	$4,889,699
Year Ended 8/31/2017	$25.61	15.95%	0.80%	0.80% (c)	1.07%	52%	$4,958,099
Year Ended 8/31/2016	$22.45	11.05%	0.82%	0.82% (c)	0.99%	47%	$4,234,639
Year Ended 8/31/2015	$21.42	2.24%	0.84%	0.84% (c)	2.97%	60%	$2,119,278
Year Ended 8/31/2014	$22.52	24.45%	0.86%	0.86% (c)	0.93%	65%	$1,831,114
Institutional 2 Class
Year Ended 8/31/2018	$27.88	13.50%	0.68%	0.68%	1.04%	63%	$894,849
Year Ended 8/31/2017	$26.01	16.05%	0.69%	0.69%	1.17%	52%	$779,002
Year Ended 8/31/2016	$22.80	11.22%	0.70%	0.70%	1.12%	47%	$627,659
Year Ended 8/31/2015	$21.73	2.34%	0.71%	0.71%	3.45%	60%	$336,043
Year Ended 8/31/2014	$22.83	24.60%	0.73%	0.73%	1.08%	65%	$209,498
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Annual Report 2018	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2018	$26.03	0.29	3.12	3.41	(0.28)	(1.27)	(1.55)
Year Ended 8/31/2017	$22.81	0.30	3.33	3.63	(0.24)	(0.17)	(0.41)
Year Ended 8/31/2016	$21.75	0.27	2.06	2.33	(0.64)	(0.63)	(1.27)
Year Ended 8/31/2015	$22.84	1.19 (d)	(0.67)	0.52	(0.19)	(1.42)	(1.61)
Year Ended 8/31/2014	$19.52	0.24	4.40	4.64	(0.19)	(1.13)	(1.32)
Class R
Year Ended 8/31/2018	$25.41	0.12	3.04	3.16	(0.12)	(1.27)	(1.39)
Year Ended 8/31/2017	$22.29	0.14	3.25	3.39	(0.10)	(0.17)	(0.27)
Year Ended 8/31/2016	$21.26	0.10	2.05	2.15	(0.49)	(0.63)	(1.12)
Year Ended 8/31/2015	$22.37	0.65 (d)	(0.29)	0.36	(0.05)	(1.42)	(1.47)
Year Ended 8/31/2014	$19.15	0.09	4.32	4.41	(0.06)	(1.13)	(1.19)
Class T
Year Ended 8/31/2018	$25.41	0.18	3.05	3.23	(0.18)	(1.27)	(1.45)
Year Ended 8/31/2017	$22.29	0.17	3.27	3.44	(0.15)	(0.17)	(0.32)
Year Ended 8/31/2016	$21.27	0.15	2.05	2.20	(0.55)	(0.63)	(1.18)
Year Ended 8/31/2015	$22.38	0.50 (d)	(0.09)	0.41	(0.10)	(1.42)	(1.52)
Year Ended 8/31/2014	$19.16	0.14	4.32	4.46	(0.11)	(1.13)	(1.24)
Class V
Year Ended 8/31/2018	$25.18	0.18	3.02	3.20	(0.18)	(1.27)	(1.45)
Year Ended 8/31/2017	$22.09	0.19	3.22	3.41	(0.15)	(0.17)	(0.32)
Year Ended 8/31/2016	$21.08	0.15	2.04	2.19	(0.55)	(0.63)	(1.18)
Year Ended 8/31/2015	$22.19	0.55 (d)	(0.15)	0.40	(0.09)	(1.42)	(1.51)
Year Ended 8/31/2014	$19.01	0.13	4.28	4.41	(0.10)	(1.13)	(1.23)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Net investment income per share includes special dividends. The per share effect of these dividends amounted to:

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R	Class T	Class V
08/31/2015	$ 0.54	$ 0.63	$ 0.55	$ 0.50	$ 0.58	$ 0.96	$ 0.60	$ 0.40	$ 0.45

(e)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Contrarian Core Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2018	$27.89	13.50%	0.63%	0.63%	1.10%	63%	$2,101,809
Year Ended 8/31/2017	$26.03	16.14%	0.65%	0.65%	1.23%	52%	$1,574,824
Year Ended 8/31/2016	$22.81	11.22%	0.65%	0.65%	1.23%	47%	$329,514
Year Ended 8/31/2015	$21.75	2.44%	0.66%	0.66%	5.26%	60%	$53,246
Year Ended 8/31/2014	$22.84	24.71%	0.68%	0.68%	1.12%	65%	$2,514
Class R
Year Ended 8/31/2018	$27.18	12.78%	1.27%	1.27% (c)	0.45%	63%	$145,912
Year Ended 8/31/2017	$25.41	15.34%	1.29%	1.29% (c)	0.57%	52%	$132,392
Year Ended 8/31/2016	$22.29	10.55%	1.32%	1.32% (c)	0.49%	47%	$96,586
Year Ended 8/31/2015	$21.26	1.69%	1.34%	1.34% (c)	2.93%	60%	$50,048
Year Ended 8/31/2014	$22.37	23.86%	1.36%	1.36% (c)	0.44%	65%	$30,291
Class T
Year Ended 8/31/2018	$27.19	13.09%	1.02%	1.02% (c)	0.69%	63%	$1,044
Year Ended 8/31/2017	$25.41	15.62%	1.04%	1.04% (c)	0.74%	52%	$1,357
Year Ended 8/31/2016	$22.29	10.79%	1.07%	1.07% (c)	0.71%	47%	$220,502
Year Ended 8/31/2015	$21.27	1.95%	1.09%	1.09% (c)	2.26%	60%	$118,262
Year Ended 8/31/2014	$22.38	24.15%	1.10%	1.10% (c)	0.67%	65%	$124,021
Class V
Year Ended 8/31/2018	$26.93	13.09%	1.02%	1.02% (c)	0.70%	63%	$163,335
Year Ended 8/31/2017	$25.18	15.61%	1.04%	1.04% (c)	0.82%	52%	$154,392
Year Ended 8/31/2016	$22.09	10.83%	1.08%	1.08% (c)	0.71%	47%	$146,879
Year Ended 8/31/2015	$21.08	1.92%	1.11%	1.11% (c)	2.49%	60%	$143,304
Year Ended 8/31/2014	$22.19	24.06%	1.16%	1.16% (c)	0.63%	65%	$151,430
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Annual Report 2018	21

Notes to Financial Statements
August 31, 2018
Note 1. Organization
Columbia Contrarian Core Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares will automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The Fund no longer accepts investments by existing investors in Class K shares. When available, Class K shares were not subject to sales charges and were made available only to existing investors in Class K shares. On March 9, 2018, Class K shares were redeemed or exchanged for Advisor Class shares of the Fund in a tax free transaction that had no impact on fees and expenses paid by the shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
Class V shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class V shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class V shares are available only to investors who received (and who have continuously held) Class V shares in connection with previous fund reorganizations.
22	Columbia Contrarian Core Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange
Columbia Contrarian Core Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
August 31, 2018
rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
24	Columbia Contrarian Core Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2018 was 0.61% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Columbia Contrarian Core Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
August 31, 2018
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended August 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Advisor Class	0.15
Class C	0.15
Institutional Class	0.15
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class K	0.03 (a)
Class R	0.15
Class T	0.15
Class V	0.15

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $11,763.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund paid an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services. As a result of all Class K shares of the Fund being redeemed or exchanged for Advisor Class shares, March 9, 2018 was the last day the Fund paid a plan administration fee for Class K shares.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
26	Columbia Contrarian Core Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class C, Class R and Class T shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended August 31, 2018, if any, are listed below:
Amount ($)
Class A	2,807,522
Class C	55,802
Class T	486
Class V	6,522
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2018 through December 31, 2018	Prior to January 1, 2018
Class A	1.15%	1.17%
Advisor Class	0.90	0.92
Class C	1.90	1.92
Institutional Class	0.90	0.92
Institutional 2 Class	0.81	0.865
Institutional 3 Class	0.76	0.815
Class R	1.40	1.42
Class T	1.15	1.17
Class V	1.15	1.17
Columbia Contrarian Core Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
August 31, 2018
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(931,241)	931,241	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2018			Year Ended August 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
128,021,089	514,308,625	642,329,714	85,458,988	67,809,984	153,268,972
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
69,401,742	635,067,922	—	3,469,108,716
At August 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
8,020,171,877	3,563,691,817	(94,583,101)	3,469,108,716
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
28	Columbia Contrarian Core Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $7,016,413,084 and $7,374,111,419, respectively, for the year ended August 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended August 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended August 31, 2018.
Columbia Contrarian Core Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
August 31, 2018
Note 9. Significant risks
Shareholder concentration risk
At August 31, 2018, two unaffiliated shareholders of record owned 25.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 22.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
30	Columbia Contrarian Core Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Contrarian Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Contrarian Core Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the “Fund”) as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other audit procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Contrarian Core Fund | Annual Report 2018	31

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$793,645,944
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
32	Columbia Contrarian Core Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Contrarian Core Fund | Annual Report 2018	33

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
34	Columbia Contrarian Core Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	193	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Contrarian Core Fund | Annual Report 2018	35

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
36	Columbia Contrarian Core Fund | Annual Report 2018

Board Consideration and Approval of Management
Agreement
On June 12, 2018, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Contrarian Core Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 6, 2018, April 26, 2018 and June 11, 2018 and at Board meetings held on March 7, 2018 and June 12, 2018. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2018, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2018, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2019 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
Columbia Contrarian Core Fund | Annual Report 2018	37

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Committee and the Board noted that, through December 31, 2017, the Fund’s performance was in the thirty-eighth, twenty-eighth and fourteenth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Investment Management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2017, the Fund’s actual management fee and net total expense ratio were both ranked in the third quintile (where the lowest
38	Columbia Contrarian Core Fund | Annual Report 2018

Board Consideration and Approval of Management
Agreement  (continued)
fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2017 to profitability levels realized in 2016. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Columbia Contrarian Core Fund | Annual Report 2018	39

Board Consideration and Approval of Management
Agreement  (continued)
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
40	Columbia Contrarian Core Fund | Annual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT. The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Contrarian Core Fund | Annual Report 2018	41

Columbia Contrarian Core Fund
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN133_08_H01_(10/18)

Annual Report
August 31, 2018
Columbia Emerging Markets Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Emerging Markets Fund   |  Annual Report 2018

Columbia Emerging Markets Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Emerging Markets Fund (the Fund) seeks long-term capital appreciation.
Portfolio management
Dara White, CFA
Lead Portfolio Manager
Managed Fund since 2008
Robert Cameron
Portfolio Manager
Managed Fund since 2008
Jasmine (Weili) Huang, CFA, CPA (U.S. and China), CFM
Portfolio Manager
Managed Fund since 2008
Young Kim
Portfolio Manager
Managed Fund since 2015
Perry Vickery, CFA
Portfolio Manager
Managed Fund since 2017
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	09/28/07	-3.58	5.95	3.70
	Including sales charges		-9.13	4.69	3.08
Advisor Class*		03/19/13	-3.26	6.23	3.97
Class C	Excluding sales charges	09/28/07	-4.26	5.17	2.91
	Including sales charges		-5.22	5.17	2.91
Institutional Class		01/02/98	-3.35	6.22	3.96
Institutional 2 Class*		11/08/12	-3.22	6.38	4.05
Institutional 3 Class*		11/08/12	-3.18	6.44	4.08
Class R*		09/27/10	-3.85	5.69	3.45
Class T*	Excluding sales charges	09/27/10	-3.52	5.94	3.70
	Including sales charges		-5.90	5.41	3.43
MSCI Emerging Markets Index (Net)			-0.68	5.04	3.45
MSCI EAFE Index (Net)			4.39	5.73	3.66
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI Emerging Markets Index (Net) and the MSCI EAFE Index (Net) which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Emerging Markets Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2008 — August 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Emerging Markets Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at August 31, 2018)
Alibaba Group Holding Ltd., ADR (China)	6.6
Tencent Holdings Ltd. (China)	5.8
Samsung Electronics Co., Ltd. (South Korea)	5.4
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	3.8
Naspers Ltd., Class N (South Africa)	3.6
SK Hynix, Inc. (South Korea)	2.8
Industrial & Commercial Bank of China Ltd., Class H (China)	2.2
Ping An Insurance Group Co. of China Ltd., Class H (China)	2.1
PT Bank Central Asia Tbk (Indonesia)	1.7
Grupo Financiero Banorte SAB de CV, Class O (Mexico)	1.6
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at August 31, 2018)
Consumer Discretionary	14.4
Consumer Staples	4.7
Energy	3.7
Financials	26.5
Health Care	4.1
Industrials	2.1
Information Technology	37.5
Materials	4.9
Real Estate	0.4
Telecommunication Services	0.8
Utilities	0.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Emerging Markets Fund | Annual Report 2018	3

Fund at a Glance   (continued)
Country breakdown (%) (at August 31, 2018)
Argentina	0.2
Brazil	7.2
Canada	1.2
China	30.3
Hong Kong	4.0
India	9.9
Indonesia	4.7
Mexico	2.2
Panama	0.3
Peru	1.1
Philippines	0.4
Poland	1.4
Russian Federation	4.4
South Africa	5.8
South Korea	13.6
Spain	0.2
Taiwan	6.5
Thailand	2.2
United States(a)	4.4
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Columbia Emerging Markets Fund | Annual Report 2018

Manager Discussion of Fund Performance
The Fund’s Class A shares returned -3.58%, excluding sales charges, during the 12-month period that ended August 31, 2018. The Fund’s benchmark, the MSCI Emerging Markets Index (Net), returned -0.68% during the period, while the MSCI EAFE Index (Net), a measure of more developed foreign markets, returned 4.39%. Individual stock selection, particularly in the industrials, health care, and materials sectors, was the primary factor in the Fund’s underperformance.
Market overview
After delivering a strong gain from the beginning of the period through late January, emerging market equities entered a protracted downturn and ultimately finished in negative territory for the full 12 months ended August 31, 2018.
The initial rally, while short lived in duration, nonetheless proved substantial in magnitude. After trading sideways from September 2017 through November 2017, emerging market stocks surged over the next two months. During this time, investor optimism regarding synchronized global growth contributed to sizable gains for higher risk assets. In the short span from December 6, 2017 to the peak on January 26, 2018, the benchmark registered a gain of more than 15%.
The advance stalled in early February 2018, as the prospect of tighter monetary policy by the world’s major central banks led to a spike in bond yields and a sharp downturn across the world equity markets. Following a strong initial recovery from the sell-off, the benchmark traded steadily lower through the remainder of the period and never regained its January 2018 high. Stocks were pressured by negative headlines related to economic turmoil in Venezuela, Argentina, and Turkey, as well as political uncertainty in Mexico, Brazil, and South Africa. Investors also reacted negatively to signs of waning global growth, highlighted by mounting evidence that China’s economy had begun to slow. Not least, emerging-market stocks came under pressure from the shifting outlook for U.S. trade policy. These factors fueled weakness in the both equities and currencies during the spring and summer, ultimately causing the benchmark to finish the period with a negative total return.
Contributors and detractors
Individual stock selection was the primary factor in the Fund’s underperformance. The largest shortfall occurred in the industrials sector, where the Brazilian airline operator Azul SA experienced cost pressures due to rising fuel prices and weakness in Brazil’s currency. We retained the investment based on our view that the company’s dominant market position should enable it to maintain its pricing power. We also lagged in health care, where Fleury SA., a provider of medical services in Brazil, lost ground after its earnings came in below expectations. The materials sector was another challenging area for the Fund, primarily as a result of the downturn in shares of the Argentinian cement company Loma Negra SA. The depreciation of the peso adversely affected the company’s dollar pricing, and slowing growth was seen as pressuring the near-term demand for cement. We chose to sell the stock from the portfolio.
On the positive side, our investments in the financials sector outpaced the broader category. India-based bank stocks such as Bajaj Finance, Ltd., HDFC Bank, Ltd., and Yes Bank, Ltd. were particularly robust performers, as the country’s growth picked up following the initial reaction to the government’s 2016 decision to declare the use of large bank notes to be invalid. We continue to see a long-term opportunity in Indian financials due to the steady progress of privatization. The Fund’s performance in the financial sector was also boosted by the strong showing of our holdings in Chinese insurance stocks, including AIA Group, Ltd. and Ping An Insurance Company of China, Ltd. We believe the industry stands to benefit as rising middle-class wealth in the country fosters increased demand for insurance over time. China was also home to two of the Fund’s top performers outside of financials: Kingdee International Software Group Co., Ltd. and Wuxi Biologics Cayman, Inc.
The information technology sector was an additional area of relative strength for the Fund, thanks to the significant gains for the semiconductor-related stocks Taiwan Semiconductor Manufacturing Co., Samsung Electronics Co., Ltd., and SK Hynix, Inc.
The Fund’s sector and country allocations offset some of the deficit from stock selection. With regard to the former, our decision to maintain overweight positions in information technology and health care added value and outweighed the negative effect of being underweight in the consumer discretionary sector. In terms of country positioning, the Fund benefited from an overweight in China — particularly Hong Kong-listed companies — and an underweight in Turkey. When assessing performance, it’s important to keep in mind that the Fund’s country and sector weightings are the result of our individual stock selection process and not top-down analysis.
Columbia Emerging Markets Fund | Annual Report 2018	5

Manager Discussion of Fund Performance  (continued)
Portfolio positioning
We continued to use a bottom-up approach designed to identify fast-growing, fundamentally sound companies that are capitalizing on what we believe to be favorable long-term trends. This strategy led us to hold an overweight position in information technology, where we believe the demand for new and better technology is sustainable. We favor established winners such as Chinese e-commerce giants Tencent Holdings Ltd. and Alibaba Group Holdings Ltd. We also maintained an overweight in health care, where we identified a wide range of companies poised to capitalize on the growing demand for higher quality drugs and health services. Additionally, the sector’s generally lower sensitivity to broader economic trends means that it can act as a defensive component within the context of the overall portfolio.
The financial sector was an additional overweight of note. We sought to invest in companies with the potential to generate above-average growth, including Itau Unibanco Holding SA (Brazil) and Credicorp Ltd. (Peru). China is also home to a number of interesting financial stocks, including banks that have benefited from improving credit quality and rising loan growth — such as China Merchants Bank Co., Ltd. — as well as insurance providers such as AIA and Ping An.
The Fund was underweight in energy and materials, but we continued to find opportunities in specific companies that were exhibiting cost controls and reducing capital expenditures. Consumer staples was another area in which we had a below-benchmark weighting, but we identified compelling stories among a number of individual stocks. One such company was Wuliangye Yibin Co., Ltd., a Chinese spirits producer that we believe is poised to benefit from the long-term development of the country’s middle class. Other notable underweights included industrials, utilities, and real estate.
At period’s end
The market environment proved challenging throughout most of 2018, and risks remained in place as the period drew to a close. Still, we retained a positive view on emerging markets given that the majority of the recent volatility was the result of broader macroeconomic factors. At the close of the reporting period, we believed the underlying fundamentals of the emerging markets remained quite favorable, with robust earnings growth, rising consumer spending, improving corporate governance, and economic growth that remained higher than that of the developed world. Despite these supportive factors, valuations came down significantly amid the market downturn of the past seven-plus months. We viewed this disconnect as a positive development, as it provided us with the opportunity to purchase shares of growing companies at more reasonable prices.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Certain issuer events, including initial public offerings, business consolidation or restructuring, may present heightened risks to securities from the high degree of uncertainty associated with such events. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Emerging Markets Fund | Annual Report 2018

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2018 — August 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	871.60	1,017.39	7.31	7.88	1.55
Advisor Class	1,000.00	1,000.00	873.10	1,018.70	6.09	6.56	1.29
Class C	1,000.00	1,000.00	868.70	1,013.61	10.83	11.67	2.30
Institutional Class	1,000.00	1,000.00	872.90	1,018.65	6.14	6.61	1.30
Institutional 2 Class	1,000.00	1,000.00	873.60	1,019.31	5.53	5.96	1.17
Institutional 3 Class	1,000.00	1,000.00	873.50	1,019.61	5.24	5.65	1.11
Class R	1,000.00	1,000.00	870.70	1,016.13	8.49	9.15	1.80
Class T	1,000.00	1,000.00	872.20	1,017.39	7.31	7.88	1.55
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Emerging Markets Fund | Annual Report 2018	7

Portfolio of Investments
August 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 95.1%
Issuer	Shares	Value ($)
Argentina 0.2%
Banco Macro SA, ADR	53,223	2,322,652
Brazil 6.5%
B3 SA - Brasil Bolsa Balcao	1,028,600	5,538,091
Fleury SA	1,721,000	10,854,752
Hypera SA	612,900	4,118,503
Itaú Unibanco Holding SA, ADR	1,977,040	20,600,757
Localiza Rent a Car SA	1,128,100	6,001,799
Pagseguro Digital Ltd., Class A(a)	518,769	14,987,236
Petroleo Brasileiro SA, ADR	796,515	8,658,118
Vale SA ADR	1,368,073	18,058,563
Total		88,817,819
Canada 1.2%
First Quantum Minerals Ltd.	582,981	7,312,949
Parex Resources(a)	652,110	9,369,397
Total		16,682,346
China 30.3%
58.Com, Inc., ADR(a)	87,494	6,656,544
AAC Technologies Holdings, Inc.	458,000	5,090,287
Alibaba Group Holding Ltd., ADR(a)	500,689	87,625,582
Baidu, Inc., ADR(a)	75,057	16,998,909
BeiGene Ltd., ADR(a)	50,876	9,032,016
Brilliance China Automotive Holdings Ltd.	4,780,000	7,585,110
China Animal Healthcare Ltd.(a),(b),(c)	6,354,000	1
China Merchants Bank Co., Ltd., Class H	3,619,000	13,900,998
China Resources Cement Holdings Ltd.	7,530,000	8,805,845
CSPC Pharmaceutical Group Ltd.	3,526,000	8,905,637
Industrial & Commercial Bank of China Ltd., Class H	39,391,000	29,094,109
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	525,373	8,877,909
Kingdee International Software Group Co., Ltd.	7,714,000	8,802,316
Kweichow Moutai Co., Ltd., Class A	100,748	9,728,174
Midea Group Co., Ltd., Class A	1,248,553	7,610,245
NetEase, Inc., ADR	50,101	9,905,469
New Oriental Education & Technology Group, Inc., ADR	249,482	19,609,285
Nexteer Automotive Group Ltd.	4,629,000	7,807,899
Common Stocks (continued)
Issuer	Shares	Value ($)
Ping An Insurance Group Co. of China Ltd., Class H	2,868,000	27,664,298
Sunny Optical Technology Group Co., Ltd.	932,300	11,883,145
Tencent Holdings Ltd.	1,773,200	76,224,853
Tingyi Cayman Islands Holding Corp.	4,672,000	8,345,461
Wuliangye Yibin Co., Ltd., Class A	1,561,698	14,186,235
Wuxi Biologics Cayman, Inc.(a)	907,000	8,965,239
Total		413,305,566
Hong Kong 4.0%
AIA Group Ltd.	1,644,600	14,199,902
Galaxy Entertainment Group Ltd.	2,267,000	16,791,805
Melco Resorts & Entertainment Ltd., ADR	432,429	10,326,405
Techtronic Industries Co., Ltd.	2,100,500	12,859,861
Total		54,177,973
India 9.9%
Adani Ports & Special Economic Zone, Ltd.	985,241	5,333,880
AU Small Finance Bank Ltd.	306,175	3,176,842
Bajaj Finance Ltd.	119,258	4,810,255
Balkrishna Industries Ltd.	363,256	6,972,899
Biocon Ltd.	390,625	3,439,377
Eicher Motors Ltd.	51,992	20,593,751
HDFC Asset Management Co., Ltd.(a)	284,897	7,286,687
HDFC Bank Ltd., ADR	166,766	16,888,393
HDFC Standard Life Insurance Co., Ltd.	1,580,639	10,309,901
Indraprastha Gas Ltd.	2,870,419	11,772,587
IndusInd Bank Ltd.	367,849	9,898,252
InterGlobe Aviation Ltd.	259,996	3,410,873
Natco Pharma Ltd.	378,245	4,167,185
Petronet LNG Ltd.	2,285,927	8,010,390
RBL Bank Ltd.	590,500	5,230,725
Tejas Networks Ltd.(a)	1,903,604	7,803,044
Yes Bank Ltd.	1,266,953	6,151,735
Total		135,256,776
Indonesia 4.7%
PT Ace Hardware Indonesia Tbk	71,267,400	6,580,018
PT Astra International Tbk	18,604,300	9,162,913
PT Bank Central Asia Tbk	13,040,900	21,964,583
PT Bank Rakyat Indonesia Persero Tbk	97,006,900	20,959,943
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Emerging Markets Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
PT Pakuwon Jati Tbk	160,903,400	5,626,162
Total		64,293,619
Mexico 2.2%
Grupo Financiero Banorte SAB de CV, Class O	3,090,600	21,079,865
Mexichem SAB de CV	2,531,900	8,543,808
Total		29,623,673
Panama 0.3%
Copa Holdings SA, Class A	44,642	3,568,681
Peru 1.1%
Credicorp Ltd.	72,229	15,747,366
Philippines 0.4%
Security Bank Corp.	1,543,340	5,619,138
Poland 1.4%
Dino Polska SA(a)	377,225	9,291,457
KRUK SA	181,958	10,161,412
Total		19,452,869
Russian Federation 4.4%
Detsky Mir PJSC	3,393,890	4,525,606
Lukoil PJSC, ADR	172,552	11,945,775
Mail.ru Group Ltd., GDR(a),(d)	405,164	8,711,026
Sberbank of Russia PJSC, ADR	1,184,650	12,859,376
TCS Group Holding PLC, GDR(d)	447,095	8,226,548
Yandex NV, Class A(a)	422,312	13,568,884
Total		59,837,215
South Africa 5.8%
AVI Ltd.	1,092,276	8,622,997
Capitec Bank Holdings Ltd.	106,898	7,294,452
Clicks Group Ltd.	219,159	3,027,511
Mr. Price Group Ltd.	262,320	4,022,538
Naspers Ltd., Class N	216,155	48,037,599
Sasol Ltd.	223,092	8,744,538
Total		79,749,635
South Korea 12.8%
Cafe24 Corp.(a)	34,506	5,013,170
KB Financial Group, Inc.	318,223	14,713,220
NAVER Corp.	18,829	12,713,623
POSCO	44,797	13,070,855
Common Stocks (continued)
Issuer	Shares	Value ($)
Samsung Electronics Co., Ltd.	1,636,550	71,141,901
SK Hynix, Inc.	489,485	36,505,666
SK Innovation Co., Ltd.	64,317	11,150,154
SK Telecom Co., Ltd.	43,668	10,281,783
Total		174,590,372
Spain 0.2%
Atento SA	322,656	2,323,123
Taiwan 6.5%
Cathay Financial Holding Co., Ltd.	8,110,000	13,900,629
eMemory Technology, Inc.	426,000	4,385,754
MediaTek, Inc.	906,000	7,422,274
Silergy Corp.	326,000	6,429,832
Taiwan Semiconductor Manufacturing Co., Ltd.	6,055,048	50,733,377
United Microelectronics Corp.	9,929,000	5,628,187
Total		88,500,053
Thailand 2.1%
Mega Lifesciences PCL, Foreign Registered Shares	4,650,400	5,011,425
Muangthai Leasing PCL, Foreign Registered Shares	11,780,800	15,023,025
PTG Energy PCL, Foreign Registered Shares	11,090,819	3,967,252
Tisco Financial Group PCL, Foreign Registered Shares	2,188,600	5,484,954
Total		29,486,656
United States 1.1%
Luxoft Holding, Inc.(a)	122,699	5,717,773
Universal Display Corp.	75,425	9,232,020
Total		14,949,793
Total Common Stocks (Cost $934,451,935)		1,298,305,325

Preferred Stocks 1.6%
Issuer	Shares	Value ($)
Brazil 0.7%
Azul SA(a)	1,123,200	6,292,854
Lojas Americanas SA	915,900	3,514,649
Total		9,807,503
South Korea 0.9%
Samsung Electronics Co., Ltd.	330,700	11,783,274
Total Preferred Stocks (Cost $19,533,472)		21,590,777

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
August 31, 2018
Money Market Funds 3.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.058%(e),(f)	44,632,401	44,627,938
Total Money Market Funds (Cost $44,627,938)		44,627,938
Total Investments in Securities (Cost $998,613,345)		1,364,524,040
Other Assets & Liabilities, Net		556,291
Net Assets		$1,365,080,331
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2018, the total value of these securities amounted to $1, which represents less than 0.01% of total net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At August 31, 2018, the total value of these securities amounted to $16,937,574, which represents 1.24% of total net assets.
(e)	The rate shown is the seven-day current annualized yield at August 31, 2018.
(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.058%
	25,505,768	429,121,290	(409,994,657)	44,632,401	4,579	(132)	579,748	44,627,938
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Emerging Markets Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Fair value measurements  (continued)
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Argentina	2,322,652	—	—	—	2,322,652
Brazil	88,817,819	—	—	—	88,817,819
Canada	16,682,346	—	—	—	16,682,346
China	149,827,805	263,477,760	1	—	413,305,566
Hong Kong	10,326,405	43,851,568	—	—	54,177,973
India	16,888,393	118,368,383	—	—	135,256,776
Indonesia	—	64,293,619	—	—	64,293,619
Mexico	29,623,673	—	—	—	29,623,673
Panama	3,568,681	—	—	—	3,568,681
Peru	15,747,366	—	—	—	15,747,366
Philippines	—	5,619,138	—	—	5,619,138
Poland	—	19,452,869	—	—	19,452,869
Russian Federation	25,514,659	34,322,556	—	—	59,837,215
South Africa	—	79,749,635	—	—	79,749,635
South Korea	—	174,590,372	—	—	174,590,372
Spain	2,323,123	—	—	—	2,323,123
Taiwan	—	88,500,053	—	—	88,500,053
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
August 31, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Thailand	—	29,486,656	—	—	29,486,656
United States	14,949,793	—	—	—	14,949,793
Total Common Stocks	376,592,715	921,712,609	1	—	1,298,305,325
Preferred Stocks
Brazil	9,807,503	—	—	—	9,807,503
South Korea	—	11,783,274	—	—	11,783,274
Total Preferred Stocks	9,807,503	11,783,274	—	—	21,590,777
Money Market Funds	—	—	—	44,627,938	44,627,938
Total Investments in Securities	386,400,218	933,495,883	1	44,627,938	1,364,524,040
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, discount rates observed in the market for similar assets as well as the movement in certain foreign or domestic market indices. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Emerging Markets Fund | Annual Report 2018

Statement of Assets and Liabilities
August 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $953,985,407)	$1,319,896,102
Affiliated issuers (cost $44,627,938)	44,627,938
Cash	125
Foreign currency (cost $1,828,871)	1,828,871
Receivable for:
Investments sold	358,465
Capital shares sold	1,367,072
Dividends	1,339,173
Foreign tax reclaims	224
Prepaid expenses	9,294
Trustees’ deferred compensation plan	77,401
Total assets	1,369,504,665
Liabilities
Payable for:
Investments purchased	1,828,871
Capital shares purchased	1,281,588
Foreign capital gains taxes deferred	846,963
Management services fees	38,159
Distribution and/or service fees	2,627
Transfer agent fees	147,901
Compensation of board members	1,042
Compensation of chief compliance officer	95
Other expenses	199,687
Trustees’ deferred compensation plan	77,401
Total liabilities	4,424,334
Net assets applicable to outstanding capital stock	$1,365,080,331
Represented by
Paid in capital	1,023,983,407
Undistributed net investment income	2,344,628
Accumulated net realized loss	(26,298,778)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	365,910,695
Foreign currency translations	(12,658)
Foreign capital gains tax	(846,963)
Total - representing net assets applicable to outstanding capital stock	$1,365,080,331
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2018	13

Statement of Assets and Liabilities  (continued)
August 31, 2018
Class A
Net assets	$276,209,139
Shares outstanding	22,729,700
Net asset value per share	$12.15
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$12.89
Advisor Class
Net assets	$24,379,105
Shares outstanding	1,969,463
Net asset value per share	$12.38
Class C
Net assets	$22,176,590
Shares outstanding	1,936,877
Net asset value per share	$11.45
Institutional Class
Net assets	$203,192,904
Shares outstanding	16,536,680
Net asset value per share	$12.29
Institutional 2 Class
Net assets	$155,442,178
Shares outstanding	12,561,709
Net asset value per share	$12.37
Institutional 3 Class
Net assets	$673,687,825
Shares outstanding	54,196,277
Net asset value per share	$12.43
Class R
Net assets	$9,846,793
Shares outstanding	821,195
Net asset value per share	$11.99
Class T
Net assets	$145,797
Shares outstanding	12,005
Net asset value per share(a)	$12.15
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$12.46

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Emerging Markets Fund | Annual Report 2018

Statement of Operations
Year Ended August 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$26,529,485
Dividends — affiliated issuers	579,748
Interfund lending	68
Foreign taxes withheld	(2,878,370)
Total income	24,230,931
Expenses:
Management services fees	14,851,585
Distribution and/or service fees
Class A	744,390
Class C	283,808
Class R	58,797
Class T	479
Transfer agent fees
Class A	580,394
Advisor Class	87,241
Class C	55,306
Institutional Class	408,138
Institutional 2 Class	75,747
Institutional 3 Class	57,647
Class K	29
Class R	22,834
Class T	371
Plan administration fees
Class K	126
Compensation of board members	37,689
Custodian fees	538,118
Printing and postage fees	122,692
Registration fees	158,880
Audit fees	58,054
Legal fees	34,698
Compensation of chief compliance officer	579
Other	288,883
Total expenses	18,466,485
Fees waived by transfer agent
Institutional 2 Class	(3,969)
Institutional 3 Class	(21,360)
Class K	(3)
Expense reduction	(1,480)
Total net expenses	18,439,673
Net investment income	5,791,258
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	48,936,532
Investments — affiliated issuers	4,579
Foreign currency translations	(326,120)
Net realized gain	48,614,991
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(105,229,051)
Investments — affiliated issuers	(132)
Foreign currency translations	(15,004)
Foreign capital gains tax	1,812,021
Net change in unrealized appreciation (depreciation)	(103,432,166)
Net realized and unrealized loss	(54,817,175)
Net decrease in net assets resulting from operations	$(49,025,917)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2018	15

Statement of Changes in Net Assets
	Year Ended August 31, 2018	Year Ended August 31, 2017
Operations
Net investment income	$5,791,258	$4,490,018
Net realized gain	48,614,991	70,673,189
Net change in unrealized appreciation (depreciation)	(103,432,166)	223,143,872
Net increase (decrease) in net assets resulting from operations	(49,025,917)	298,307,079
Distributions to shareholders
Net investment income
Class A	(428,669)	—
Advisor Class	(246,201)	—
Institutional Class	(663,215)	—
Institutional 2 Class	(591,542)	—
Institutional 3 Class	(3,566,018)	—
Class K	(265)	—
Class T	(273)	—
Total distributions to shareholders	(5,496,183)	—
Increase (decrease) in net assets from capital stock activity	61,209,749	(260,416,367)
Total increase in net assets	6,687,649	37,890,712
Net assets at beginning of year	1,358,392,682	1,320,501,970
Net assets at end of year	$1,365,080,331	$1,358,392,682
Undistributed net investment income	$2,344,628	$2,699,247
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Emerging Markets Fund | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2018		August 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	6,518,228	87,750,740	6,289,768	66,175,683
Distributions reinvested	30,980	414,207	—	—
Redemptions	(5,276,371)	(70,201,930)	(9,269,294)	(96,912,694)
Net increase (decrease)	1,272,837	17,963,017	(2,979,526)	(30,737,011)
Advisor Class
Subscriptions	5,182,839	69,700,665	1,521,419	18,672,721
Distributions reinvested	16,026	217,629	—	—
Redemptions	(4,887,806)	(68,542,788)	(80,480)	(899,818)
Net increase	311,059	1,375,506	1,440,939	17,772,903
Class B
Subscriptions	—	—	7,435	71,954
Redemptions	—	—	(155,284)	(1,635,407)
Net decrease	—	—	(147,849)	(1,563,453)
Class C
Subscriptions	798,806	10,227,940	669,621	7,026,834
Redemptions	(919,710)	(11,349,229)	(647,396)	(6,447,932)
Net increase (decrease)	(120,904)	(1,121,289)	22,225	578,902
Class I
Subscriptions	—	—	3,869,395	36,628,202
Redemptions	—	—	(24,274,504)	(259,099,630)
Net decrease	—	—	(20,405,109)	(222,471,428)
Institutional Class
Subscriptions	7,368,950	100,703,261	14,602,588	151,153,173
Distributions reinvested	34,024	458,987	—	—
Redemptions	(4,938,883)	(66,091,619)	(64,764,300)	(740,553,476)
Net increase (decrease)	2,464,091	35,070,629	(50,161,712)	(589,400,303)
Institutional 2 Class
Subscriptions	6,934,574	92,870,933	2,419,008	25,924,957
Distributions reinvested	42,452	576,068	—	—
Redemptions	(4,022,170)	(55,890,014)	(3,978,331)	(43,538,318)
Net increase (decrease)	2,954,856	37,556,987	(1,559,323)	(17,613,361)
Institutional 3 Class
Subscriptions	7,735,597	107,784,636	58,448,526	687,607,797
Distributions reinvested	104,027	1,417,884	—	—
Redemptions	(9,957,728)	(136,688,116)	(4,308,072)	(49,918,845)
Net increase (decrease)	(2,118,104)	(27,485,596)	54,140,454	637,688,952
Class K
Distributions reinvested	20	256	—	—
Redemptions	(7,495)	(107,872)	(384)	(3,772)
Net decrease	(7,475)	(107,616)	(384)	(3,772)
Class R
Subscriptions	344,871	4,595,479	455,142	4,770,503
Redemptions	(500,192)	(6,547,665)	(457,479)	(4,715,585)
Net increase (decrease)	(155,321)	(1,952,186)	(2,337)	54,918
Class T
Subscriptions	—	—	4,686,354	46,837,502
Distributions reinvested	21	269	—	—
Redemptions	(6,816)	(89,972)	(10,152,614)	(101,560,216)
Net decrease	(6,795)	(89,703)	(5,466,260)	(54,722,714)
Total net increase (decrease)	4,594,244	61,209,749	(25,118,882)	(260,416,367)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2018	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 8/31/2018	$12.62	0.02	(0.47)	(0.45)	(0.02)	(0.02)
Year Ended 8/31/2017	$9.99	0.01	2.62	2.63	—	—
Year Ended 8/31/2016	$8.79	(0.01)	1.21	1.20	—	—
Year Ended 8/31/2015	$10.94	(0.01)	(2.14)	(2.15)	(0.00) (e)	(0.00) (e)
Year Ended 8/31/2014	$9.13	(0.01)	1.84	1.83	(0.02)	(0.02)
Advisor Class
Year Ended 8/31/2018	$12.84	0.02	(0.43)	(0.41)	(0.05)	(0.05)
Year Ended 8/31/2017	$10.14	0.07	2.63	2.70	—	—
Year Ended 8/31/2016	$8.90	0.01	1.23	1.24	—	—
Year Ended 8/31/2015	$11.08	0.09	(2.24)	(2.15)	(0.03)	(0.03)
Year Ended 8/31/2014	$9.24	0.04	1.84	1.88	(0.04)	(0.04)
Class C
Year Ended 8/31/2018	$11.96	(0.08)	(0.43)	(0.51)	—	—
Year Ended 8/31/2017	$9.54	(0.06)	2.48	2.42	—	—
Year Ended 8/31/2016	$8.45	(0.08)	1.17	1.09	—	—
Year Ended 8/31/2015	$10.60	(0.08)	(2.07)	(2.15)	—	—
Year Ended 8/31/2014	$8.90	(0.08)	1.78	1.70	—	—
Institutional Class
Year Ended 8/31/2018	$12.76	0.05	(0.47)	(0.42)	(0.05)	(0.05)
Year Ended 8/31/2017	$10.07	0.04	2.65	2.69	—	—
Year Ended 8/31/2016	$8.84	0.01	1.22	1.23	—	—
Year Ended 8/31/2015	$11.00	0.02	(2.15)	(2.13)	(0.03)	(0.03)
Year Ended 8/31/2014	$9.18	0.03	1.83	1.86	(0.04)	(0.04)
Institutional 2 Class
Year Ended 8/31/2018	$12.84	0.08	(0.49)	(0.41)	(0.06)	(0.06)
Year Ended 8/31/2017	$10.12	0.06	2.66	2.72	—	—
Year Ended 8/31/2016	$8.87	0.05	1.20	1.25	—	—
Year Ended 8/31/2015	$11.05	0.11	(2.24)	(2.13)	(0.05)	(0.05)
Year Ended 8/31/2014	$9.22	0.05	1.84	1.89	(0.06)	(0.06)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Emerging Markets Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2018	$12.15	(3.58%)	1.54%	1.54% (c)	0.12%	39%	$276,209
Year Ended 8/31/2017	$12.62	26.33%	1.65% (d)	1.62% (c),(d)	0.14%	51%	$270,816
Year Ended 8/31/2016	$9.99	13.65%	1.67% (d)	1.67% (c),(d)	(0.16%)	81%	$244,190
Year Ended 8/31/2015	$8.79	(19.65%)	1.62% (d)	1.62% (c),(d)	(0.07%)	76%	$238,932
Year Ended 8/31/2014	$10.94	20.01%	1.67% (d)	1.67% (c),(d)	(0.07%)	80%	$314,231
Advisor Class
Year Ended 8/31/2018	$12.38	(3.26%)	1.29%	1.29% (c)	0.14%	39%	$24,379
Year Ended 8/31/2017	$12.84	26.63%	1.41% (d)	1.37% (c),(d)	0.68%	51%	$21,298
Year Ended 8/31/2016	$10.14	13.93%	1.42% (d)	1.42% (c),(d)	0.13%	81%	$2,205
Year Ended 8/31/2015	$8.90	(19.45%)	1.39% (d)	1.39% (c),(d)	0.91%	76%	$1,827
Year Ended 8/31/2014	$11.08	20.36%	1.41% (d)	1.41% (c),(d)	0.35%	80%	$301
Class C
Year Ended 8/31/2018	$11.45	(4.26%)	2.29%	2.29% (c)	(0.62%)	39%	$22,177
Year Ended 8/31/2017	$11.96	25.37%	2.40% (d)	2.37% (c),(d)	(0.57%)	51%	$24,616
Year Ended 8/31/2016	$9.54	12.90%	2.42% (d)	2.42% (c),(d)	(0.92%)	81%	$19,419
Year Ended 8/31/2015	$8.45	(20.28%)	2.37% (d)	2.37% (c),(d)	(0.83%)	76%	$20,462
Year Ended 8/31/2014	$10.60	19.10%	2.42% (d)	2.42% (c),(d)	(0.81%)	80%	$27,126
Institutional Class
Year Ended 8/31/2018	$12.29	(3.35%)	1.29%	1.29% (c)	0.40%	39%	$203,193
Year Ended 8/31/2017	$12.76	26.71%	1.40% (d)	1.37% (c),(d)	0.39%	51%	$179,501
Year Ended 8/31/2016	$10.07	13.91%	1.42% (d)	1.42% (c),(d)	0.07%	81%	$647,011
Year Ended 8/31/2015	$8.84	(19.41%)	1.37% (d)	1.37% (c),(d)	0.18%	76%	$760,839
Year Ended 8/31/2014	$11.00	20.28%	1.41% (d)	1.41% (c),(d)	0.25%	80%	$1,060,340
Institutional 2 Class
Year Ended 8/31/2018	$12.37	(3.22%)	1.16%	1.16%	0.58%	39%	$155,442
Year Ended 8/31/2017	$12.84	26.88%	1.22% (d)	1.22% (d)	0.57%	51%	$123,364
Year Ended 8/31/2016	$10.12	14.09%	1.26% (d)	1.26% (d)	0.54%	81%	$113,041
Year Ended 8/31/2015	$8.87	(19.35%)	1.21% (d)	1.21% (d)	1.08%	76%	$17,559
Year Ended 8/31/2014	$11.05	20.58%	1.22% (d)	1.22% (d)	0.46%	80%	$3,087
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2018	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2018	$12.90	0.07	(0.47)	(0.40)	(0.07)	(0.07)
Year Ended 8/31/2017	$10.17	0.10	2.63	2.73	—	—
Year Ended 8/31/2016	$8.90	0.05	1.22	1.27	—	—
Year Ended 8/31/2015	$11.09	0.05	(2.19)	(2.14)	(0.05)	(0.05)
Year Ended 8/31/2014	$9.24	0.06	1.85	1.91	(0.06)	(0.06)
Class R
Year Ended 8/31/2018	$12.47	(0.02)	(0.46)	(0.48)	—	—
Year Ended 8/31/2017	$9.89	(0.01)	2.59	2.58	—	—
Year Ended 8/31/2016	$8.72	(0.03)	1.20	1.17	—	—
Year Ended 8/31/2015	$10.89	(0.03)	(2.14)	(2.17)	—	—
Year Ended 8/31/2014	$9.09	(0.03)	1.83	1.80	—	—
Class T
Year Ended 8/31/2018	$12.61	0.00 (e)	(0.44)	(0.44)	(0.02)	(0.02)
Year Ended 8/31/2017	$9.99	(0.05)	2.67	2.62	—	—
Year Ended 8/31/2016	$8.78	(0.02)	1.23	1.21	—	—
Year Ended 8/31/2015	$10.94	(0.02)	(2.14)	(2.16)	(0.00) (e)	(0.00) (e)
Year Ended 8/31/2014	$9.13	(0.07)	1.89	1.82	(0.01)	(0.01)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Emerging Markets Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2018	$12.43	(3.18%)	1.10%	1.10%	0.54%	39%	$673,688
Year Ended 8/31/2017	$12.90	26.84%	1.19% (d)	1.19% (d)	0.86%	51%	$726,291
Year Ended 8/31/2016	$10.17	14.27%	1.20% (d)	1.20% (d)	0.58%	81%	$22,104
Year Ended 8/31/2015	$8.90	(19.34%)	1.15% (d)	1.15% (d)	0.46%	76%	$5,351
Year Ended 8/31/2014	$11.09	20.73%	1.19% (d)	1.19% (d)	0.56%	80%	$4,148
Class R
Year Ended 8/31/2018	$11.99	(3.85%)	1.79%	1.79% (c)	(0.17%)	39%	$9,847
Year Ended 8/31/2017	$12.47	26.09%	1.90% (d)	1.87% (c),(d)	(0.08%)	51%	$12,175
Year Ended 8/31/2016	$9.89	13.42%	1.92% (d)	1.92% (c),(d)	(0.37%)	81%	$9,683
Year Ended 8/31/2015	$8.72	(19.93%)	1.87% (d)	1.87% (c),(d)	(0.30%)	76%	$6,997
Year Ended 8/31/2014	$10.89	19.80%	1.91% (d)	1.91% (c),(d)	(0.26%)	80%	$8,237
Class T
Year Ended 8/31/2018	$12.15	(3.52%)	1.54%	1.54% (c)	0.02%	39%	$146
Year Ended 8/31/2017	$12.61	26.23%	1.65% (d)	1.63% (c),(d)	(0.50%)	51%	$237
Year Ended 8/31/2016	$9.99	13.78%	1.67% (d)	1.67% (c),(d)	(0.24%)	81%	$54,785
Year Ended 8/31/2015	$8.78	(19.74%)	1.62% (d)	1.62% (c),(d)	(0.15%)	76%	$57
Year Ended 8/31/2014	$10.94	19.98%	1.67% (d)	1.67% (c),(d)	(0.68%)	80%	$133
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2018	21

Notes to Financial Statements
August 31, 2018
Note 1. Organization
Columbia Emerging Markets Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares will automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The Fund no longer accepts investments by existing investors in Class K shares. When available, Class K shares were not subject to sales charges and were made available only to existing investors in Class K shares. On March 9, 2018, Class K shares were redeemed or exchanged for Advisor Class shares of the Fund in a tax free transaction that had no impact on fees and expenses paid by the shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
22	Columbia Emerging Markets Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange
Columbia Emerging Markets Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
August 31, 2018
rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
24	Columbia Emerging Markets Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 1.10% to 0.70% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2018 was 1.01% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Columbia Emerging Markets Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
August 31, 2018
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to January 1, 2018, Institutional 3 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.00% and Class K and Institutional 2 shares were subject to a contractual transfer agency fee annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.
For the year ended August 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.19
Advisor Class	0.20
Class C	0.19
Institutional Class	0.20
Institutional 2 Class	0.06
Institutional 3 Class	0.00
Class K	0.03 (a)
Class R	0.19
Class T	0.19

(a)	Unannualized.
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expire in January 2019. At August 31, 2018, the Fund’s total potential future obligation over the life of the Guaranty is $8,219. The liability remaining at August 31, 2018 for non-recurring charges associated with the lease amounted to $823 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $1,480.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund paid an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services. As a result of all Class K shares of the Fund being redeemed or exchanged for Advisor Class shares, March 9, 2018 was the last day the Fund paid a plan administration fee for Class K shares.
26	Columbia Emerging Markets Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class C, Class R and Class T shares of the Fund, respectively.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended August 31, 2018, if any, are listed below:
Amount ($)
Class A	516,045
Class C	2,233
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2018 through December 31, 2018	Prior to January 1, 2018
Class A	1.65%	1.61%
Advisor Class	1.40	1.36
Class C	2.40	2.36
Institutional Class	1.40	1.36
Institutional 2 Class	1.27	1.265
Institutional 3 Class	1.22	1.215
Class R	1.90	1.86
Class T	1.65	1.61
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, prior to January 1, 2018, is the Transfer Agent’s contractual agreement
Columbia Emerging Markets Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
August 31, 2018
to limit total transfer agency fees to an annual rate of not more than 0.00% for Institutional 3 Class and 0.05% for Institutional 2 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions and foreign capital gains tax. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(649,694)	649,693	1
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2018			Year Ended August 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
5,496,183	—	5,496,183	—	—	—
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
2,423,070	—	(25,646,932)	365,258,849
At August 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
999,265,191	403,552,221	(38,293,372)	365,258,849
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a
28	Columbia Emerging Markets Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended August 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	25,646,932	—	25,646,932	49,134,341	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $592,702,369 and $550,906,001, respectively, for the year ended August 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2018 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Lender	500,000	2.46	2
The Fund had no outstanding interfund loans at August 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate
Columbia Emerging Markets Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
August 31, 2018
plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended August 31, 2018.
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Shareholder concentration risk
At August 31, 2018, two unaffiliated shareholders of record owned 41.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 34.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
30	Columbia Emerging Markets Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Emerging Markets Fund | Annual Report 2018	31

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Emerging Markets Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Emerging Markets Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the “Fund”) as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other audit procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
32	Columbia Emerging Markets Fund | Annual Report 2018

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Qualified dividend income	Dividends received deduction	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
100.00%	0.20%	$3,201,944	$0.03	$26,516,716	$0.24
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
Columbia Emerging Markets Fund | Annual Report 2018	33

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
34	Columbia Emerging Markets Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Columbia Emerging Markets Fund | Annual Report 2018	35

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	193	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
36	Columbia Emerging Markets Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Emerging Markets Fund | Annual Report 2018	37

Board Consideration and Approval of Management
Agreement
On June 12, 2018, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Emerging Markets Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 6, 2018, April 26, 2018 and June 11, 2018 and at Board meetings held on March 7, 2018 and June 12, 2018. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2018, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2018, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2019 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
38	Columbia Emerging Markets Fund | Annual Report 2018

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Committee and the Board noted that, through December 31, 2017, the Fund’s performance was in the seventh, twelfth and thirtieth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2017, the Fund’s actual management fee and net total expense ratio were ranked in the fourth and third quintiles,
Columbia Emerging Markets Fund | Annual Report 2018	39

Board Consideration and Approval of Management
Agreement  (continued)
respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2017 to profitability levels realized in 2016. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
40	Columbia Emerging Markets Fund | Annual Report 2018

Board Consideration and Approval of Management
Agreement  (continued)
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia Emerging Markets Fund | Annual Report 2018	41

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT. The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104
42	Columbia Emerging Markets Fund | Annual Report 2018

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Columbia Emerging Markets Fund
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN142_08_H01_(10/18)

Annual Report
August 31, 2018
Columbia Greater China Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Greater China Fund   |  Annual Report 2018

Columbia Greater China Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Greater China Fund (the Fund) seeks long-term capital appreciation.
Portfolio management
Jasmine (Weili) Huang, CFA, CPA (U.S. and China), CFM
Portfolio Manager
Managed Fund since 2005
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	05/16/97	5.41	10.74	7.01
	Including sales charges		-0.66	9.43	6.38
Advisor Class*		03/19/13	5.69	11.01	7.15
Class C	Excluding sales charges	05/16/97	4.63	9.91	6.21
	Including sales charges		3.63	9.91	6.21
Institutional Class		05/16/97	5.68	11.01	7.28
Institutional 2 Class*		11/08/12	5.73	11.15	7.24
Institutional 3 Class*		03/01/17	5.82	10.86	7.07
Class T*	Excluding sales charges	06/18/12	5.43	10.74	7.02
	Including sales charges		2.80	10.18	6.75
MSCI China Index (Net)			0.22	9.27	5.97
Hang Seng Index			-0.57	4.86	2.69
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI China Index (Net) is designed to broadly and fairly represent the full diversity of business activities in China. This index aims to capture 85% of the free float adjusted market capitalization in each industry group.
The Hang Seng Index tracks the performance of approximately 70% of the total market capitalization of the stock exchange of Hong Kong.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI China Index (Net) which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Greater China Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2008 — August 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Greater China Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at August 31, 2018)
Tencent Holdings Ltd.	20.0
Alibaba Group Holding Ltd., ADR	12.8
Ping An Insurance Group Co. of China Ltd., Class H	5.6
China Construction Bank Corp., Class H	4.6
Shenzhou International Group Holdings Ltd.	3.6
CNOOC Ltd.	3.5
Industrial & Commercial Bank of China Ltd., Class H	3.3
CSPC Pharmaceutical Group Ltd.	3.2
New Oriental Education & Technology Group, Inc., ADR	3.1
Baidu, Inc., ADR	2.6
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at August 31, 2018)
Consumer Discretionary	14.6
Consumer Staples	8.4
Energy	3.5
Financials	18.2
Health Care	10.7
Industrials	1.8
Information Technology	40.8
Materials	1.0
Real Estate	1.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Greater China Fund | Annual Report 2018	3

Fund at a Glance   (continued)
Country breakdown (%) (at August 31, 2018)
China	91.6
Hong Kong	3.6
United States(a)	4.8
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Columbia Greater China Fund | Annual Report 2018

Manager Discussion of Fund Performance
For the 12-month period that ended August 31, 2018, the Fund’s Class A shares returned 5.41% excluding sales charges. During the same 12-month period, the Fund’s performance exceeded that of its benchmark, the MSCI China Index (Net), which returned 0.22%, as well as that of the Hang Seng Index, which returned -0.57%. Overweight exposure to the health care and consumer staples sectors added to the Fund’s performance relative to the benchmark, as did an underweight to telecommunication services. Selection within financials, consumer discretionary, materials and information technology also added to relative performance. An underweight to energy and overweight to consumer discretionary constrained returns, as did selection within consumer staples and health care.
A tale of two markets
While the Chinese stock market finished more or less unchanged for the full 12 months ended August 31, 2018, the period saw a tale of two markets. Chinese stocks rose sharply early in the period, as investors shrugged off a slight slowing in Chinese economic activity, which was viewed as driven by policy efforts to reduce overcapacity, contain leverage and implement stricter environmental protection standards. Markets took a constructive view on these efforts, which should add to the resilience of the Chinese economy in the long term. Chinese corporate profits showed a broad-based recovery, driven by factors including strengthening in demand and pricing, an enhanced working capital cycle, and a slight decline in liability-to-asset ratios. The improved profitability helped ease systemic concerns, supporting a firming of bank stock prices and the equity market in general. Sentiment was also supported by the stability of the Chinese yuan. China’s real gross domestic product (GDP) growth reached 6.9% in 2017, the first improvement relative to the prior year since 2010.
Positive sentiment carried over through January of 2018, before global equities began to experience increased volatility driven by a slowdown in global growth momentum, higher oil prices and a U.S. Federal Reserve rate increase. Entering the second quarter of 2018, escalating rhetoric and action around a potential U.S.-China trade war added to investor anxieties and pressured Chinese equities in particular. Subsequently, second quarter 2018 data revealed an increasing impact on Chinese industrial activity and infrastructure investment from the financial deleveraging measures implemented by the government beginning in 2017. The Chinese government responded swiftly by dialing back the pace of deleveraging and with measures designed to cushion the impact of the global slowdown and trade conflict, including lower the reserve requirement ratio for banks, increasing fiscal spending and cutting taxes. However, Chinese equities continued to trend lower as the 12 months ended August 31, 2018 drew to a close.
Fund performance aided by sector allocation and security selection
For the 12 months ended August 31, 2018, performance in the Chinese market was led by the relatively defensive health care and consumer staples sectors, along with energy stocks which benefited from the strength in crude oil prices. By contrast, the consumer discretionary, industrials and telecommunication services sectors were in negative territory.
The Fund’s sector allocations in aggregate added to returns versus the MSCI benchmark. In particular, overweight exposure to the health care and consumer staples sectors added to the Fund’s performance relative to the benchmark, as did an underweight to telecommunication services. An underweight to energy and overweight to consumer discretionary constrained returns. The Fund’s security selection also aided relative performance. Selection was positive within financials, consumer discretionary, materials and information technology, more than offsetting negative selection within consumer staples and health care.
With respect to individual stocks, positive contributors to relative performance included Shenzhou International, the world’s largest vertically integrated knitwear supplier for global clothing and sports brands including Nike and Adidas. The stock posted strong performance as Shenzhou continued to demonstrate the ability to secure new brands and grow orders on the strength of both research and development and manufacturing efficiency. A position in CSPC Pharmaceutical, a leading pharmaceutical company in China and a long-term Fund holding, also contributed meaningfully. CSPC posted stronger-than-expected financial results, while the company’s drug portfolio showed accelerated growth and demand for some existing drugs was boosted by admission to the national drug reimbursement list. We trimmed the position on strength. Wuxi Biologic, a contract research and manufacturing organization (CRMO), provides global biotech companies with biological pharmaceutical-related research and manufacturing services. The company is the leader in China and within the top five globally in the biologics CRMO business, and benefits from the trend of global biotech companies outsourcing the research and manufacturing parts of their businesses. The company has exhibited strong earnings growth and saw its stock valuation
Columbia Greater China Fund | Annual Report 2018	5

Manager Discussion of Fund Performance  (continued)
rewarded in the period. Ping An Insurance Group is a financial conglomerate with leading positions in both China’s life and property and casualty insurance industries. The stock performed well as Ping An’s innovation and technology leadership continued to drive strong insurance business growth.
On the downside, the Fund’s lack of exposure to China Petroleum and Chemical (Sinopec) acted as a constraint on performance relative to the MSCI benchmark, as the upward move in global oil prices drove energy-related stocks to outperform. An overweight position in Netease, an internet technology company and the second largest online gaming company in China, also detracted. The stock declined due to tapering sales growth of existing games, as well as the impact of regulatory approval delays on new product launches. We continued to hold the stock based on its reasonable valuation and the company’s strong game pipeline and long-term proven track record of launching successful games. Zai Lab, a China-based biopharmaceutical company, has a broad portfolio of drugs in the fields of antibody-based oncology, autoimmune disease and infectious disease. In September of 2017, the company engaged in an initial public offering (IPO) with an eye toward deploying funds toward accelerating the approval process for use in China of a range of licensed cancer treatments. The stock’s poor performance was driven by post-IPO profit taking, as well as a clinical trial setback with respect to a dermatitis treatment.
At period’s end
Trade tensions have been the center of investor attention and a persistent source of market volatility. A trade war is clearly a threat to risk sentiment and ultimately there would be no real winner. The tariffs of 25% on $50 billion of imports from China imposed by the United States in July could lower China’s GDP growth by a modest 0.1%. However, more recent protectionist rhetoric added further uncertainty as the Trump administration threatened tariffs on an additional $200 billion of Chinese imports or even all Chinese imports. The end game is hard to predict, and retaliation from all sides will ultimately mean domestic consumers and industries end up paying the cost of tariffs. The effect may likely damage U.S. output and employment, as well as market confidence. We believe many countervailing U.S. political and economic forces would become vocal if this extreme scenario plays out.
In view of the growth slowdown and an uncertain trade outlook, the Chinese government has started to fine-tune policy, changing from a tightening bias to at least a neutral stance to cushion downside risks. As deleveraging measures have been a key cause of the recent growth deceleration, we believe that Beijing is likely to — and also has room to — adjust domestic policies to mitigate risks from internal or external headwinds.
At the close of the reporting period, the Fund remained overweight in health care and consumer discretionary stocks, and had recently increased exposure to the relatively defensive consumer staples sector where we believe many companies have innovated to meet consumer preferences and restructured to focus on profitability. Exposure to banks was been trimmed on signs of a deterioration in loan quality against a backdrop of slower growth.
In managing the Fund, we try not to overreact to macroeconomic and geopolitical headlines. Our investment focus remains on long-term secular Chinese domestic growth themes rather than global trade and cyclical trends. China’s GDP growth pace is slowing, but the quality of growth is improving due to deleveraging measures and the many investment opportunities related to Chinese consumers. We believe the outlook for China’s “new economy” remains robust, and that market volatility can create opportunities to invest in high quality companies at reasonable prices.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Concentration in the Greater China region, where issuers tend to be less developed than U.S. issuers, presents increased risk of loss than a fund that does not concentrate its investments. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. As a non-diversified fund, fewer investments could have a greater affect on performance.See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to
6	Columbia Greater China Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Greater China Fund | Annual Report 2018	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2018 — August 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	887.00	1,017.69	7.09	7.58	1.49
Advisor Class	1,000.00	1,000.00	888.20	1,018.95	5.90	6.31	1.24
Class C	1,000.00	1,000.00	883.60	1,013.96	10.59	11.32	2.23
Institutional Class	1,000.00	1,000.00	888.00	1,018.95	5.90	6.31	1.24
Institutional 2 Class	1,000.00	1,000.00	888.40	1,019.41	5.47	5.85	1.15
Institutional 3 Class	1,000.00	1,000.00	888.80	1,019.66	5.24	5.60	1.10
Class T	1,000.00	1,000.00	887.00	1,017.85	6.94	7.43	1.46
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8	Columbia Greater China Fund | Annual Report 2018

Portfolio of Investments
August 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 95.1%
Issuer	Shares	Value ($)
Consumer Discretionary 13.9%
Auto Components 1.1%
Nexteer Automotive Group Ltd.	819,000	1,381,436
Automobiles 0.8%
Brilliance China Automotive Holdings Ltd.	696,000	1,104,443
Diversified Consumer Services 3.6%
New Oriental Education & Technology Group, Inc., ADR	49,197	3,866,884
RISE Education Cayman Ltd., ADR(a)	78,404	827,162
Total		4,694,046
Hotels, Restaurants & Leisure 1.9%
Galaxy Entertainment Group Ltd.	328,000	2,429,516
Household Durables 2.6%
Midea Group Co., Ltd., Class A	302,975	1,846,709
Qingdao Haier Co., Ltd., Class A	356,620	779,246
Techtronic Industries Co., Ltd.	131,000	802,019
Total		3,427,974
Internet & Direct Marketing Retail 0.5%
Ctrip.com International Ltd., ADR(a)	18,137	710,063
Textiles, Apparel & Luxury Goods 3.4%
Shenzhou International Group Holdings Ltd.	336,000	4,413,245
Total Consumer Discretionary		18,160,723
Consumer Staples 8.0%
Beverages 4.8%
China Resources Beer Holdings Co., Ltd.	276,000	1,175,777
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	127,000	2,146,083
Kweichow Moutai Co., Ltd., Class A	22,600	2,182,244
Wuliangye Yibin Co., Ltd., Class A	71,707	651,376
Total		6,155,480
Food & Staples Retailing 0.3%
Sun Art Retail Group Ltd.	353,500	407,884
Common Stocks (continued)
Issuer	Shares	Value ($)
Food Products 2.9%
China Mengniu Dairy Co., Ltd.	637,000	1,840,440
Foshan Haitian Flavouring & Food Co., Ltd., Class A	102,136	1,025,739
Tingyi Cayman Islands Holding Corp.	520,000	928,861
Total		3,795,040
Total Consumer Staples		10,358,404
Energy 3.3%
Oil, Gas & Consumable Fuels 3.3%
CNOOC Ltd.	2,448,500	4,344,549
Total Energy		4,344,549
Financials 17.3%
Banks 10.9%
Bank of China Ltd., Class H	6,683,000	3,003,056
China Construction Bank Corp., Class H	6,455,340	5,685,452
China Merchants Bank Co., Ltd., Class H	377,500	1,450,021
Industrial & Commercial Bank of China Ltd., Class H	5,505,000	4,065,982
Total		14,204,511
Insurance 6.4%
AIA Group Ltd.	161,200	1,391,842
Ping An Insurance Group Co. of China Ltd., Class H	722,500	6,969,127
Total		8,360,969
Total Financials		22,565,480
Health Care 10.1%
Biotechnology 3.3%
Ascletis Pharma, Inc.(a)	1,000,000	1,177,257
BeiGene Ltd.(a)	82,500	1,117,344
BeiGene Ltd., ADR(a)	3,381	600,229
Zai Lab Ltd., ADR(a)	65,281	1,483,837
Total		4,378,667
Life Sciences Tools & Services 1.0%
Wuxi Biologics Cayman, Inc.(a)	131,000	1,294,869
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
August 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 5.8%
China Animal Healthcare Ltd.(a),(b),(c),(d)	1,050,000	0
CSPC Pharmaceutical Group Ltd.	1,592,000	4,020,923
Jiangsu Hengrui Medicine Co., Ltd., Class A	43,443	421,231
Sino Biopharmaceutical Ltd.	2,443,500	3,096,913
Total		7,539,067
Total Health Care		13,212,603
Industrials 1.8%
Electrical Equipment 1.8%
Zhuzhou CRRC Times Electric Co., Ltd., Class H	425,400	2,297,282
Total Industrials		2,297,282
Information Technology 38.8%
Electronic Equipment, Instruments & Components 1.4%
AAC Technologies Holdings, Inc.	63,000	700,192
Sunny Optical Technology Group Co., Ltd.	87,500	1,115,280
Total		1,815,472
Internet Software & Services 35.9%
Alibaba Group Holding Ltd., ADR(a)	90,530	15,843,655
Baidu, Inc., ADR(a)	13,992	3,168,908
NetEase, Inc., ADR	14,867	2,939,355
Tencent Holdings Ltd.	577,100	24,807,897
Total		46,759,815
Software 0.8%
Kingdee International Software Group Co., Ltd.	932,000	1,063,489
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 0.7%
Focus Media Information Technology Co., Ltd., Class A	742,956	935,907
Total Information Technology		50,574,683
Materials 0.9%
Construction Materials 0.9%
China Resources Cement Holdings Ltd.	1,036,000	1,211,535
Total Materials		1,211,535
Real Estate 1.0%
Real Estate Management & Development 1.0%
China Resources Land Ltd.	360,000	1,255,772
Total Real Estate		1,255,772
Total Common Stocks (Cost $67,158,268)		123,981,031

Money Market Funds 4.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.058%(e),(f)	6,297,619	6,296,990
Total Money Market Funds (Cost $6,296,990)		6,296,990
Total Investments in Securities (Cost: $73,455,258)		130,278,021
Other Assets & Liabilities, Net		168,172
Net Assets		130,446,193

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2018, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.
(c)	Negligible market value.
(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at August 31, 2018.
(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.058%
	1,531,860	45,588,522	(40,822,763)	6,297,619	(340)	(15)	49,295	6,296,990
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Greater China Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
August 31, 2018
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Consumer Discretionary	5,404,109	12,756,614	—	—	18,160,723
Consumer Staples	—	10,358,404	—	—	10,358,404
Energy	—	4,344,549	—	—	4,344,549
Financials	—	22,565,480	—	—	22,565,480
Health Care	2,084,066	11,128,537	0*	—	13,212,603
Industrials	—	2,297,282	—	—	2,297,282
Information Technology	21,951,918	28,622,765	—	—	50,574,683
Materials	—	1,211,535	—	—	1,211,535
Real Estate	—	1,255,772	—	—	1,255,772
Total Common Stocks	29,440,093	94,540,938	0*	—	123,981,031
Money Market Funds	—	—	—	6,296,990	6,296,990
Total Investments in Securities	29,440,093	94,540,938	0*	6,296,990	130,278,021

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, discount rates observed in the market for similar assets as well as the movement in certain foreign or domestic market indices. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Greater China Fund | Annual Report 2018

Statement of Assets and Liabilities
August 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $67,158,268)	$123,981,031
Affiliated issuers (cost $6,296,990)	6,296,990
Cash	37
Receivable for:
Capital shares sold	494,184
Dividends	46,158
Prepaid expenses	933
Trustees’ deferred compensation plan	57,890
Total assets	130,877,223
Liabilities
Payable for:
Capital shares purchased	306,736
Management services fees	3,378
Distribution and/or service fees	654
Transfer agent fees	16,816
Compensation of chief compliance officer	9
Audit fees	35,475
Other expenses	10,072
Trustees’ deferred compensation plan	57,890
Total liabilities	431,030
Net assets applicable to outstanding capital stock	$130,446,193
Represented by
Paid in capital	69,057,870
Excess of distributions over net investment income	(786,878)
Accumulated net realized gain	5,352,436
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	56,822,763
Foreign currency translations	2
Total - representing net assets applicable to outstanding capital stock	$130,446,193
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Annual Report 2018	13

Statement of Assets and Liabilities  (continued)
August 31, 2018
Class A
Net assets	$73,210,410
Shares outstanding	1,549,571
Net asset value per share	$47.25
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$50.13
Advisor Class
Net assets	$2,008,299
Shares outstanding	38,440
Net asset value per share	$52.25
Class C
Net assets	$5,584,765
Shares outstanding	128,183
Net asset value per share	$43.57
Institutional Class
Net assets	$42,541,795
Shares outstanding	829,283
Net asset value per share	$51.30
Institutional 2 Class
Net assets	$2,330,205
Shares outstanding	44,483
Net asset value per share	$52.38
Institutional 3 Class
Net assets	$4,768,009
Shares outstanding	93,351
Net asset value per share	$51.08
Class T
Net assets	$2,710
Shares outstanding	57
Net asset value per share(a)	$47.24
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$48.45

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Greater China Fund | Annual Report 2018

Statement of Operations
Year Ended August 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$1,924,312
Dividends — affiliated issuers	49,295
Foreign taxes withheld	(147,832)
Total income	1,825,775
Expenses:
Management services fees	1,316,857
Distribution and/or service fees
Class A	197,349
Class C	99,478
Class T	7
Transfer agent fees
Class A	109,565
Advisor Class	3,119
Class C	13,778
Institutional Class	54,475
Institutional 2 Class	1,282
Institutional 3 Class	553
Class T	5
Compensation of board members	16,521
Custodian fees	19,683
Printing and postage fees	24,399
Registration fees	103,091
Audit fees	35,475
Legal fees	3,321
Line of credit interest	1,470
Compensation of chief compliance officer	55
Other	33,027
Total expenses	2,033,510
Expense reduction	(360)
Total net expenses	2,033,150
Net investment loss	(207,375)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	9,636,378
Investments — affiliated issuers	(340)
Foreign currency translations	(5,209)
Net realized gain	9,630,829
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(3,756,916)
Investments — affiliated issuers	(15)
Foreign currency translations	5
Net change in unrealized appreciation (depreciation)	(3,756,926)
Net realized and unrealized gain	5,873,903
Net increase in net assets resulting from operations	$5,666,528
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Annual Report 2018	15

Statement of Changes in Net Assets
	Year Ended August 31, 2018	Year Ended August 31, 2017 (a)
Operations
Net investment income (loss)	$(207,375)	$215,800
Net realized gain	9,630,829	5,423,260
Net change in unrealized appreciation (depreciation)	(3,756,926)	23,069,442
Net increase in net assets resulting from operations	5,666,528	28,708,502
Distributions to shareholders
Net investment income
Class A	(417,242)	—
Advisor Class	(9,370)	—
Institutional Class	(254,856)	—
Institutional 2 Class	(16,423)	—
Institutional 3 Class	(48,186)	—
Class T	(16)	—
Net realized gains
Class A	(999,421)	—
Advisor Class	(16,158)	—
Class C	(142,541)	—
Institutional Class	(436,288)	—
Institutional 2 Class	(25,504)	—
Institutional 3 Class	(75,324)	—
Class T	(38)	—
Total distributions to shareholders	(2,441,367)	—
Increase (decrease) in net assets from capital stock activity	2,163,844	(18,016,589)
Total increase in net assets	5,389,005	10,691,913
Net assets at beginning of year	125,057,188	114,365,275
Net assets at end of year	$130,446,193	$125,057,188
Undistributed (excess of distributions over) net investment income	$(786,878)	$171,799

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Greater China Fund | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2018		August 31, 2017 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	488,536	25,350,672	203,068	7,926,928
Distributions reinvested	25,274	1,257,391	—	—
Redemptions	(460,353)	(23,554,912)	(365,483)	(13,326,272)
Net increase (decrease)	53,457	3,053,151	(162,415)	(5,399,344)
Advisor Class
Subscriptions	49,981	2,825,421	18,167	756,460
Distributions reinvested	464	25,473	—	—
Redemptions	(75,925)	(4,056,287)	(45,415)	(2,025,325)
Net decrease	(25,480)	(1,205,393)	(27,248)	(1,268,865)
Class B
Redemptions	—	—	(10,038)	(338,805)
Net decrease	—	—	(10,038)	(338,805)
Class C
Subscriptions	67,512	3,183,493	6,032	216,566
Distributions reinvested	2,943	135,746	—	—
Redemptions	(158,393)	(7,532,398)	(123,717)	(4,311,208)
Net decrease	(87,938)	(4,213,159)	(117,685)	(4,094,642)
Class I
Redemptions	—	—	(54)	(2,196)
Net decrease	—	—	(54)	(2,196)
Institutional Class
Subscriptions	438,459	24,336,834	274,905	11,344,693
Distributions reinvested	11,538	622,116	—	—
Redemptions	(395,992)	(21,306,306)	(558,474)	(22,965,000)
Net increase (decrease)	54,005	3,652,644	(283,569)	(11,620,307)
Institutional 2 Class
Subscriptions	62,028	3,525,467	11,303	467,972
Distributions reinvested	761	41,868	—	—
Redemptions	(36,118)	(2,069,011)	(16,140)	(676,446)
Net increase (decrease)	26,671	1,498,324	(4,837)	(208,474)
Institutional 3 Class
Subscriptions	46,467	2,552,658	105,498	4,999,018
Distributions reinvested	263	14,088	—	—
Redemptions	(57,187)	(3,188,469)	(1,690)	(82,974)
Net increase (decrease)	(10,457)	(621,723)	103,808	4,916,044
Total net increase (decrease)	10,258	2,163,844	(502,038)	(18,016,589)

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Annual Report 2018	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2018	$45.67	(0.10)	2.62	—	2.52	(0.28)	(0.66)	(0.94)
Year Ended 8/31/2017	$35.20	0.06	10.41	—	10.47	—	—	—
Year Ended 8/31/2016	$33.33	(0.04)	3.66	—	3.62	(0.05)	(1.70)	(1.75)
Year Ended 8/31/2015	$45.93	0.02	(3.87)	0.15	(3.70)	(0.30)	(8.60)	(8.90)
Year Ended 8/31/2014	$48.80	0.33	8.97	—	9.30	(0.81)	(11.36)	(12.17)
Advisor Class
Year Ended 8/31/2018	$50.38	0.12	2.80	—	2.92	(0.39)	(0.66)	(1.05)
Year Ended 8/31/2017	$38.74	0.18	11.46	—	11.64	—	—	—
Year Ended 8/31/2016	$36.53	0.11	3.96	—	4.07	(0.16)	(1.70)	(1.86)
Year Ended 8/31/2015	$49.47	1.09	(5.18)	0.16	(3.93)	(0.41)	(8.60)	(9.01)
Year Ended 8/31/2014	$51.71	(0.01)	10.04	—	10.03	(0.91)	(11.36)	(12.27)
Class C
Year Ended 8/31/2018	$42.24	(0.43)	2.42	—	1.99	—	(0.66)	(0.66)
Year Ended 8/31/2017	$32.81	(0.24)	9.67	—	9.43	—	—	—
Year Ended 8/31/2016	$31.35	(0.22)	3.38	—	3.16	—	(1.70)	(1.70)
Year Ended 8/31/2015	$43.71	(0.28)	(3.62)	0.14	(3.76)	—	(8.60)	(8.60)
Year Ended 8/31/2014	$46.94	(0.02)	8.60	—	8.58	(0.45)	(11.36)	(11.81)
Institutional Class
Year Ended 8/31/2018	$49.49	0.03	2.83	—	2.86	(0.39)	(0.66)	(1.05)
Year Ended 8/31/2017	$38.05	0.17	11.27	—	11.44	—	—	—
Year Ended 8/31/2016	$35.91	0.12	3.87	—	3.99	(0.15)	(1.70)	(1.85)
Year Ended 8/31/2015	$48.78	0.38	(4.39)	0.16	(3.85)	(0.42)	(8.60)	(9.02)
Year Ended 8/31/2014	$51.16	0.46	9.45	—	9.91	(0.93)	(11.36)	(12.29)
Institutional 2 Class
Year Ended 8/31/2018	$50.52	0.11	2.84	—	2.95	(0.43)	(0.66)	(1.09)
Year Ended 8/31/2017	$38.80	0.22	11.50	—	11.72	—	—	—
Year Ended 8/31/2016	$36.58	0.24	3.90	—	4.14	(0.22)	(1.70)	(1.92)
Year Ended 8/31/2015	$49.52	0.52	(4.54)	0.16	(3.86)	(0.48)	(8.60)	(9.08)
Year Ended 8/31/2014	$51.76	0.73	9.38	—	10.11	(0.99)	(11.36)	(12.35)
Institutional 3 Class
Year Ended 8/31/2018	$49.25	0.09	2.83	—	2.92	(0.43)	(0.66)	(1.09)
Year Ended 8/31/2017(g)	$38.50	0.22	10.53	—	10.75	—	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Greater China Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2018	$47.25	5.41%	1.51% (c)	1.51% (c),(d)	(0.20%)	26%	$73,210
Year Ended 8/31/2017	$45.67	29.74%	1.55% (e)	1.55% (d),(e)	0.17%	35%	$68,323
Year Ended 8/31/2016	$35.20	10.97%	1.60% (c)	1.60% (c),(d)	(0.11%)	39%	$58,385
Year Ended 8/31/2015	$33.33	(9.49%) (f)	1.56% (c)	1.56% (c),(d)	0.04%	74%	$63,284
Year Ended 8/31/2014	$45.93	21.22%	1.57% (c)	1.57% (c),(d)	0.73%	61%	$97,302
Advisor Class
Year Ended 8/31/2018	$52.25	5.69%	1.26% (c)	1.26% (c),(d)	0.22%	26%	$2,008
Year Ended 8/31/2017	$50.38	30.05%	1.30% (e)	1.30% (d),(e)	0.43%	35%	$3,220
Year Ended 8/31/2016	$38.74	11.27%	1.36% (c)	1.36% (c),(d)	0.30%	39%	$3,532
Year Ended 8/31/2015	$36.53	(9.26%) (f)	1.29% (c)	1.29% (c),(d)	2.47%	74%	$2,473
Year Ended 8/31/2014	$49.47	21.50%	1.33% (c)	1.33% (c),(d)	(0.03%)	61%	$8
Class C
Year Ended 8/31/2018	$43.57	4.63%	2.26% (c)	2.26% (c),(d)	(0.90%)	26%	$5,585
Year Ended 8/31/2017	$42.24	28.74%	2.29% (e)	2.29% (d),(e)	(0.70%)	35%	$9,130
Year Ended 8/31/2016	$32.81	10.15%	2.36% (c)	2.36% (c),(d)	(0.71%)	39%	$10,952
Year Ended 8/31/2015	$31.35	(10.16%) (f)	2.32% (c)	2.32% (c),(d)	(0.71%)	74%	$12,103
Year Ended 8/31/2014	$43.71	20.32%	2.32% (c)	2.32% (c),(d)	(0.05%)	61%	$15,851
Institutional Class
Year Ended 8/31/2018	$51.30	5.68%	1.26% (c)	1.26% (c),(d)	0.05%	26%	$42,542
Year Ended 8/31/2017	$49.49	30.07%	1.29% (e)	1.29% (d),(e)	0.43%	35%	$38,369
Year Ended 8/31/2016	$38.05	11.24%	1.35% (c)	1.35% (c),(d)	0.34%	39%	$40,293
Year Ended 8/31/2015	$35.91	(9.24%) (f)	1.31% (c)	1.31% (c),(d)	0.86%	74%	$49,047
Year Ended 8/31/2014	$48.78	21.49%	1.32% (c)	1.32% (c),(d)	0.96%	61%	$29,730
Institutional 2 Class
Year Ended 8/31/2018	$52.38	5.73%	1.18% (c)	1.18% (c)	0.19%	26%	$2,330
Year Ended 8/31/2017	$50.52	30.21%	1.18% (e)	1.18% (e)	0.54%	35%	$900
Year Ended 8/31/2016	$38.80	11.44%	1.21% (c)	1.21% (c)	0.66%	39%	$879
Year Ended 8/31/2015	$36.58	(9.11%) (f)	1.16% (c)	1.16% (c)	1.17%	74%	$438
Year Ended 8/31/2014	$49.52	21.67%	1.19% (c)	1.19% (c)	1.58%	61%	$117
Institutional 3 Class
Year Ended 8/31/2018	$51.08	5.82%	1.13% (c)	1.13% (c)	0.17%	26%	$4,768
Year Ended 8/31/2017(g)	$49.25	27.92%	1.22% (h)	1.22% (h)	1.45% (h)	35%	$5,112
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Annual Report 2018	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class T
Year Ended 8/31/2018	$45.65	(0.09)	2.62	—	2.53	(0.28)	(0.66)	(0.94)
Year Ended 8/31/2017	$35.20	0.07	10.38	—	10.45	—	—	—
Year Ended 8/31/2016	$33.33	0.01	3.61	—	3.62	(0.05)	(1.70)	(1.75)
Year Ended 8/31/2015	$45.95	0.01	(3.86)	0.15	(3.70)	(0.32)	(8.60)	(8.92)
Year Ended 8/31/2014	$48.82	0.36	8.96	—	9.32	(0.83)	(11.36)	(12.19)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Class T
08/31/2017	0.06%	0.05%	0.06%	0.06%	0.06%	0.05%

(f)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.33%.
(g)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(h)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Greater China Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class T
Year Ended 8/31/2018	$47.24	5.43%	1.48% (c)	1.48% (c),(d)	(0.17%)	26%	$3
Year Ended 8/31/2017	$45.65	29.69%	1.56% (e)	1.56% (d),(e)	0.18%	35%	$3
Year Ended 8/31/2016	$35.20	10.97%	1.60% (c)	1.60% (c),(d)	0.06%	39%	$2
Year Ended 8/31/2015	$33.33	(9.48%) (f)	1.56% (c)	1.56% (c),(d)	0.01%	74%	$2
Year Ended 8/31/2014	$45.95	21.27%	1.52% (c)	1.52% (c),(d)	0.78%	61%	$3
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Annual Report 2018	21

Notes to Financial Statements
August 31, 2018
Note 1. Organization
Columbia Greater China Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares will automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
22	Columbia Greater China Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
Columbia Greater China Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
August 31, 2018
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
24	Columbia Greater China Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.95% to 0.72% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2018 was 0.95% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended August 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.14
Class C	0.14
Institutional Class	0.14
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class T	0.14
Columbia Greater China Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
August 31, 2018
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $360.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.25% of the average daily net assets attributable to Class C and Class T shares of the Fund, respectively.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended August 31, 2018, if any, are listed below:
Amount ($)
Class A	160,529
Class C	2,419
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2018 through December 31, 2018	Prior to January 1, 2018
Class A	1.86%	1.86%
Advisor Class	1.61	1.61
Class C	2.61	2.61
Institutional Class	1.61	1.61
Institutional 2 Class	1.54	1.525
Institutional 3 Class	1.48	1.475
Class T	1.86	1.86
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage
26	Columbia Greater China Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, late-year ordinary losses, trustees’ deferred compensation, foreign currency transactions and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(5,209)	(571,020)	576,229
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2018			Year Ended August 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
746,093	1,695,274	2,441,367	—	—	—
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	5,562,283	—	56,612,916
At August 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
73,665,105	61,008,697	(4,395,781)	56,612,916
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a
Columbia Greater China Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
August 31, 2018
result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended August 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	—	—	1,802,252	—	—
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2018, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on September 1, 2018.
Late year ordinary losses ($)	Post-October capital losses ($)
728,988	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $35,501,323 and $40,878,625, respectively, for the year ended August 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended August 31, 2018.
28	Columbia Greater China Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
For the year ended August 31, 2018, the Fund’s borrowing activity was as follows:
Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
5,900,000	2.24	4
Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at August 31, 2018.
Note 9. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Geographic concentration risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At August 31, 2018, two unaffiliated shareholders of record owned 21.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 4.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Columbia Greater China Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
August 31, 2018
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
30	Columbia Greater China Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Greater China Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Greater China Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the “Fund”) as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Greater China Fund | Annual Report 2018	31

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
100.00%	1.06%	$8,225,475	$147,832	$0.06	$1,916,352	$0.71
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
32	Columbia Greater China Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Greater China Fund | Annual Report 2018	33

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
34	Columbia Greater China Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	193	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Greater China Fund | Annual Report 2018	35

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
36	Columbia Greater China Fund | Annual Report 2018

Board Consideration and Approval of Management
Agreement
On June 12, 2018, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Greater China Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 6, 2018, April 26, 2018 and June 11, 2018 and at Board meetings held on March 7, 2018 and June 12, 2018. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2018, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2018, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2019 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
Columbia Greater China Fund | Annual Report 2018	37

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Committee and the Board noted that, through December 31, 2017, the Fund’s performance was in the sixteenth, twenty-fourth and seventeenth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2017, the Fund’s actual management fee and net total expense ratio were ranked in the third and first quintiles, respectively,
38	Columbia Greater China Fund | Annual Report 2018

Board Consideration and Approval of Management
Agreement  (continued)
(where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2017 to profitability levels realized in 2016. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Columbia Greater China Fund | Annual Report 2018	39

Board Consideration and Approval of Management
Agreement  (continued)
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
40	Columbia Greater China Fund | Annual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT. The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Greater China Fund | Annual Report 2018	41

Columbia Greater China Fund
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN158_08_H01_(10/18)

Annual Report
August 31, 2018
Columbia Mid Cap Growth Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Mid Cap Growth Fund   |  Annual Report 2018

Columbia Mid Cap Growth Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Mid Cap Growth Fund (the Fund) seeks significant capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Russell Midcap Index.
Portfolio management
Matthew Litfin, CFA
Lead Portfolio Manager
Managed Fund since February 2018
Erika Maschmeyer, CFA
Portfolio Manager
Managed Fund since February 2018
John Emerson, CFA
Portfolio Manager
Managed Fund since February 2018
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/02	22.23	12.37	9.67
	Including sales charges		15.21	11.05	9.03
Advisor Class*		11/08/12	22.50	12.65	9.94
Class C	Excluding sales charges	10/13/03	21.27	11.52	8.85
	Including sales charges		20.27	11.52	8.85
Institutional Class		11/20/85	22.49	12.66	9.95
Institutional 2 Class*		03/07/11	22.60	12.78	10.05
Institutional 3 Class*		07/15/09	22.66	12.84	10.09
Class R		01/23/06	21.89	12.09	9.39
Class T*	Excluding sales charges	09/27/10	22.19	12.36	9.68
	Including sales charges		19.13	11.79	9.40
Class V	Excluding sales charges	11/01/02	22.19	12.36	9.63
	Including sales charges		15.15	11.03	8.99
Russell Midcap Growth Index			25.06	14.19	11.64
Russell Midcap Index			17.89	12.80	10.92
Returns for Class A and Class V shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell Midcap Growth Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted growth values.
The Russell Midcap Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization or the Russell 1000 Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Mid Cap Growth Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2008 — August 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at August 31, 2018)
Tyler Technologies, Inc.	2.4
Tractor Supply Co.	2.4
Fastenal Co.	2.3
Align Technology, Inc.	2.3
MSCI, Inc.	2.3
Aspen Technology, Inc.	2.2
Worldpay, Inc., Class A	2.1
VeriSign, Inc.	2.1
IDEXX Laboratories, Inc.	2.1
Choice Hotels International, Inc.	2.1
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at August 31, 2018)
Common Stocks	99.0
Money Market Funds	1.0
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at August 31, 2018)
Consumer Discretionary	20.4
Energy	3.2
Financials	8.2
Health Care	17.1
Industrials	15.3
Information Technology	29.2
Materials	2.8
Real Estate	3.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Mid Cap Growth Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period ended August 31, 2018, the Fund’s Class A shares returned 22.23% excluding sales charges. During the same period, the Fund underperformed its benchmark, the Russell Midcap Growth Index, which returned 25.06%, and outperformed the broader-based Russell Midcap Index, which returned 17.89%. Stock selection in information technology and industrials detracted from relative results. Stock selection in materials and consumer staples were top contributors to relative returns.
Effective February 12, 2018, responsibility for the day-to-day portfolio management of the Fund was assumed by Matthew Litfin, Erika Maschmayer and John Emerson of Columbia Wanger Asset Management, LLC, an investment advisory affiliate of Columbia Management Investment Advisers, LLC. From the time the new portfolio management team started managing the portfolio, through August 31, 2018, Class A shares of the Fund returned 15.55% and the benchmark returned 15.74%.
Solid U.S. growth supported corporate results
During the 12 months ended August 31, 2018, U.S. economic performance was generally strong, highlighted by healthy manufacturing data, improving business sentiment and positive employment trends. Outside the United States, growth initially picked up steam, particularly within Europe and the emerging markets. The broadening of global growth boosted corporate results, leading to gains in revenues and bottom-line earnings domestically and overseas. Weakness in the U.S. dollar provided an additional boost by making U.S. multinational companies’ goods and services less expensive overseas. Late in 2017, the markets gained additional momentum from the passage of a federal tax reform package that reduced the corporate tax rate from 35% to 21%. While not all corporations saw the same benefits, market watchers viewed the cut as supportive of corporate earnings, which bolstered investor risk appetites. In February and March 2018, markets stumbled on concerns over inflation and U.S. trade policy. Nonetheless, business and consumer confidence remained high, and the U.S. economy regained positive momentum following a disappointing first quarter GDP report. The picture was more mixed overseas, as the second quarter of 2018 saw global manufacturing slow to its lowest level in 11 months, negatively impacted by the U.S. administration’s threats of a trade war.
U.S. Federal Reserve (Fed) policy was supportive of equity markets over the period. The Fed clearly communicated its intention to raise rates and reverse the quantitative easing policy that had helped the economy and markets recover from the 2007/2008 financial crisis. Rather than regard the Fed’s policy trajectory as a headwind, investors viewed it as confirmation of U.S. economic strength, and the markets remained confident that the Fed would maintain a gradual approach to tightening monetary conditions. The Fed raised short-term rates three times during the 12-month period, with two additional rate hikes projected for the remainder of 2018.
Contributors and detractors
The Fund’s stock selection within information technology represented the largest relative detractor from performance during the 12-month period. Stock selection in industrials and an overweight in consumer discretionary also detracted. Within the information technology sector, the Fund’s position in Coherent, a leading supplier of fiber lasers used in manufacturing OLED (organic light-emitting diode) displays, subtracted from returns. Coherent’s shares declined as disappointing iPhone X holiday sales for 2017 sparked concern that OLED technology would fail to garner mainstream adoption. While we anticipate that OLED technology will increasingly gain traction over the next few years, we see better opportunities in the near-term. A position in Healthcare Services Group, which supplies outsourced services in housekeeping, laundry and dining to nursing homes and rehabilitation facilities, weighed on returns. The company reported disappointing quarterly results driven by weaker than expected margins. Healthcare Services Group’s customers appear to be facing challenging longer term headwinds.
Leading positive contributors to the Fund’s performance relative to the benchmark included stock selection in both materials and consumer staples, along with overweights in the consumer staples and health care sectors. Top individual contributors to relative results included the Fund’s position in the U.S.-based medical research and drug development company Sarepta Therapeutics. Shares of Sarepta rose after the company reported encouraging early results for its gene therapy treatment for Duchenne muscular dystrophy. In addition, shares of Abiomed, a leading cardiac medical device firm, registered solid gains as the company’s flagship Impella heart pump continued to exceed analysts’ expectations for sales and adoption.
4	Columbia Mid Cap Growth Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
Fund strategy
U.S. trade policy disputes have been a persistent source of market volatility. In our view, higher volatility levels and the increased number of economic and market divergences that have been occurring have the potential to create attractive opportunities. We believe that our investment philosophy, which favors higher quality and structural growth as measured across return on invested capital, revenue and earnings growth, and superior debt ratios, can be particularly advantageous in this environment.
While cognizant of macroeconomic trends, our investment process takes a bottom-up approach, relying on intensive fundamental research and disciplined valuation techniques. We are focused on companies with sustainable competitive advantages, entrepreneurial management and the potential to gain market share. Our team creates and closely monitors a specific and unique investment thesis for every company in which we invest. We will continue to employ our time-tested process to look for opportunities for investors to benefit from growth in undervalued businesses.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in mid-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Mid Cap Growth Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2018 — August 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,121.40	1,019.36	6.20	5.90	1.16
Advisor Class	1,000.00	1,000.00	1,122.50	1,020.62	4.87	4.63	0.91
Class C	1,000.00	1,000.00	1,116.90	1,015.63	10.14	9.65	1.90
Institutional Class	1,000.00	1,000.00	1,122.90	1,020.62	4.87	4.63	0.91
Institutional 2 Class	1,000.00	1,000.00	1,123.30	1,021.02	4.44	4.23	0.83
Institutional 3 Class	1,000.00	1,000.00	1,123.70	1,021.27	4.18	3.97	0.78
Class R	1,000.00	1,000.00	1,119.90	1,018.10	7.53	7.17	1.41
Class T	1,000.00	1,000.00	1,121.40	1,019.41	6.15	5.85	1.15
Class V	1,000.00	1,000.00	1,121.00	1,019.36	6.20	5.90	1.16
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Mid Cap Growth Fund | Annual Report 2018

Portfolio of Investments
August 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.8%
Issuer	Shares	Value ($)
Consumer Discretionary 20.2%
Auto Components 1.6%
Visteon Corp.(a)	277,104	30,589,511
Distributors 1.6%
Pool Corp.	191,330	31,427,866
Hotels, Restaurants & Leisure 7.3%
Choice Hotels International, Inc.	506,123	39,502,900
Churchill Downs, Inc.	126,013	35,611,274
Dunkin’ Brands Group, Inc.	411,067	29,962,673
Six Flags Entertainment Corp.	540,867	36,535,566
Total		141,612,413
Household Durables 1.0%
NVR, Inc.(a)	7,110	18,972,679
Media 2.9%
Live Nation Entertainment, Inc.(a)	385,500	19,151,640
Madison Square Garden Co. (The), Class A(a)	125,408	37,865,692
Total		57,017,332
Specialty Retail 5.8%
O’Reilly Automotive, Inc.(a)	102,329	34,323,193
Tractor Supply Co.	515,517	45,509,841
Ulta Beauty, Inc.(a)	123,287	32,054,620
Total		111,887,654
Total Consumer Discretionary		391,507,455
Energy 3.1%
Energy Equipment & Services 2.0%
Core Laboratories NV	170,935	19,580,604
Helmerich & Payne, Inc.	305,234	20,014,194
Total		39,594,798
Oil, Gas & Consumable Fuels 1.1%
Concho Resources, Inc.(a)	152,200	20,874,230
Total Energy		60,469,028
Financials 8.1%
Banks 2.9%
First Republic Bank	309,105	31,401,977
SVB Financial Group(a)	75,790	24,461,222
Total		55,863,199
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 5.2%
Affiliated Managers Group, Inc.	122,400	17,881,416
MSCI, Inc.	241,893	43,603,632
Raymond James Financial, Inc.	423,714	39,422,351
Total		100,907,399
Total Financials		156,770,598
Health Care 16.9%
Biotechnology 2.3%
Amicus Therapeutics, Inc.(a)	1,306,895	17,616,945
Sarepta Therapeutics(a)	200,733	27,709,183
Total		45,326,128
Health Care Equipment & Supplies 6.6%
ABIOMED, Inc.(a)	47,307	19,234,080
Align Technology, Inc.(a)	114,692	44,327,311
IDEXX Laboratories, Inc.(a)	155,766	39,570,795
STERIS PLC	217,000	24,829,140
Total		127,961,326
Health Care Providers & Services 1.5%
Laboratory Corp. of America Holdings(a)	165,000	28,523,550
Life Sciences Tools & Services 5.9%
Agilent Technologies, Inc.	333,659	22,535,329
Illumina, Inc.(a)	82,246	29,183,348
Mettler-Toledo International, Inc.(a)	52,397	30,623,950
Waters Corp.(a)	164,800	31,226,304
Total		113,568,931
Pharmaceuticals 0.6%
Zoetis, Inc.	140,220	12,703,932
Total Health Care		328,083,867
Industrials 15.1%
Aerospace & Defense 0.9%
BWX Technologies, Inc.	293,730	18,011,524
Building Products 0.9%
Lennox International, Inc.	77,426	17,251,287
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Growth Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
August 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Commercial Services & Supplies 4.6%
Cintas Corp.	134,223	28,639,162
Copart, Inc.(a)	349,000	22,444,190
Rollins, Inc.	633,252	38,045,780
Total		89,129,132
Machinery 1.4%
Donaldson Co., Inc.	528,444	26,739,266
Professional Services 1.6%
TransUnion	410,000	30,873,000
Road & Rail 3.4%
JB Hunt Transport Services, Inc.	242,497	29,281,513
Landstar System, Inc.	321,674	37,249,849
Total		66,531,362
Trading Companies & Distributors 2.3%
Fastenal Co.	761,826	44,460,165
Total Industrials		292,995,736
Information Technology 28.9%
Communications Equipment 0.5%
Arista Networks, Inc.(a)	31,140	9,310,237
Electronic Equipment, Instruments & Components 1.9%
CDW Corp.	422,187	36,966,694
Internet Software & Services 3.3%
GoDaddy, Inc., Class A(a)	297,089	24,200,870
VeriSign, Inc.(a)	252,144	39,992,560
Total		64,193,430
IT Services 3.8%
WEX, Inc.(a)	174,160	33,128,715
Worldpay, Inc., Class A(a)	419,423	40,847,606
Total		73,976,321
Semiconductors & Semiconductor Equipment 5.8%
Lam Research Corp.	190,867	33,037,169
Monolithic Power Systems, Inc.	206,748	30,985,323
Skyworks Solutions, Inc.	229,800	20,980,740
Teradyne, Inc.	645,500	26,588,145
Total		111,591,377
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 13.6%
ANSYS, Inc.(a)	109,500	20,364,810
Aspen Technology, Inc.(a)	361,271	41,676,223
Guidewire Software, Inc.(a)	269,439	27,097,480
Red Hat, Inc.(a)	181,574	26,823,927
ServiceNow, Inc.(a)	185,197	36,365,283
Synopsys, Inc.(a)	367,817	37,568,828
Take-Two Interactive Software, Inc.(a)	205,057	27,387,413
Tyler Technologies, Inc.(a)	184,756	45,625,494
Total		262,909,458
Total Information Technology		558,947,517
Materials 2.8%
Chemicals 2.8%
Celanese Corp., Class A	238,415	27,854,025
International Flavors & Fragrances, Inc.	201,742	26,284,965
Total		54,138,990
Total Materials		54,138,990
Real Estate 3.7%
Equity Real Estate Investment Trusts (REITS) 2.6%
Equity LifeStyle Properties, Inc.	220,191	21,332,104
SBA Communications Corp.(a)	186,766	28,991,686
Total		50,323,790
Real Estate Management & Development 1.1%
Jones Lang LaSalle, Inc.	144,831	22,089,624
Total Real Estate		72,413,414
Total Common Stocks (Cost $1,565,171,609)		1,915,326,605

Money Market Funds 1.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.058%(b),(c)	19,029,731	19,027,828
Total Money Market Funds (Cost $19,027,828)		19,027,828
Total Investments in Securities (Cost: $1,584,199,437)		1,934,354,433
Other Assets & Liabilities, Net		3,487,781
Net Assets		1,937,842,214

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Mid Cap Growth Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.058%
	61,629,467	727,000,769	(769,600,505)	19,029,731	(4,880)	(3,710)	615,271	19,027,828
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Growth Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
August 31, 2018
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Consumer Discretionary	391,507,455	—	—	—	391,507,455
Energy	60,469,028	—	—	—	60,469,028
Financials	156,770,598	—	—	—	156,770,598
Health Care	328,083,867	—	—	—	328,083,867
Industrials	292,995,736	—	—	—	292,995,736
Information Technology	558,947,517	—	—	—	558,947,517
Materials	54,138,990	—	—	—	54,138,990
Real Estate	72,413,414	—	—	—	72,413,414
Total Common Stocks	1,915,326,605	—	—	—	1,915,326,605
Money Market Funds	—	—	—	19,027,828	19,027,828
Total Investments in Securities	1,915,326,605	—	—	19,027,828	1,934,354,433
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Mid Cap Growth Fund | Annual Report 2018

Statement of Assets and Liabilities
August 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,565,171,609)	$1,915,326,605
Affiliated issuers (cost $19,027,828)	19,027,828
Receivable for:
Investments sold	4,271,863
Capital shares sold	145,378
Dividends	1,104,708
Prepaid expenses	12,357
Trustees’ deferred compensation plan	160,941
Other assets	2,199
Total assets	1,940,051,879
Liabilities
Due to custodian	7,284
Payable for:
Capital shares purchased	1,599,896
Management services fees	39,558
Distribution and/or service fees	7,135
Transfer agent fees	238,772
Compensation of board members	54,463
Compensation of chief compliance officer	122
Other expenses	101,494
Trustees’ deferred compensation plan	160,941
Total liabilities	2,209,665
Net assets applicable to outstanding capital stock	$1,937,842,214
Represented by
Paid in capital	1,249,962,066
Excess of distributions over net investment income	(216,816)
Accumulated net realized gain	337,941,968
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	350,154,996
Total - representing net assets applicable to outstanding capital stock	$1,937,842,214
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Growth Fund | Annual Report 2018	11

Statement of Assets and Liabilities  (continued)
August 31, 2018
Class A
Net assets	$922,861,887
Shares outstanding	32,012,824
Net asset value per share	$28.83
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$30.59
Advisor Class
Net assets	$15,488,216
Shares outstanding	488,369
Net asset value per share	$31.71
Class C
Net assets	$17,458,149
Shares outstanding	727,617
Net asset value per share	$23.99
Institutional Class
Net assets	$758,444,192
Shares outstanding	24,624,180
Net asset value per share	$30.80
Institutional 2 Class
Net assets	$48,791,926
Shares outstanding	1,571,103
Net asset value per share	$31.06
Institutional 3 Class
Net assets	$135,727,504
Shares outstanding	4,368,798
Net asset value per share	$31.07
Class R
Net assets	$13,414,289
Shares outstanding	485,329
Net asset value per share	$27.64
Class T
Net assets	$89,809
Shares outstanding	3,115
Net asset value per share	$28.83
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$29.57
Class V
Net assets	$25,566,242
Shares outstanding	890,373
Net asset value per share	$28.71
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$30.46
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Mid Cap Growth Fund | Annual Report 2018

Statement of Operations
Year Ended August 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$14,060,240
Dividends — affiliated issuers	615,271
Foreign taxes withheld	(28,204)
Total income	14,647,307
Expenses:
Management services fees	14,133,865
Distribution and/or service fees
Class A	2,164,300
Class C	387,177
Class R	68,519
Class T	285
Class V	59,840
Transfer agent fees
Class A	1,176,401
Advisor Class	54,911
Class C	52,799
Institutional Class	970,818
Institutional 2 Class	27,779
Institutional 3 Class	10,718
Class K	125
Class R	18,647
Class T	155
Class V	32,517
Plan administration fees
Class K	549
Compensation of board members	48,422
Custodian fees	18,651
Printing and postage fees	144,639
Registration fees	146,655
Audit fees	34,301
Legal fees	43,969
Compensation of chief compliance officer	733
Other	57,101
Total expenses	19,653,876
Expense reduction	(4,500)
Total net expenses	19,649,376
Net investment loss	(5,002,069)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	388,820,422
Investments — affiliated issuers	(4,880)
Options contracts written	(1,521,291)
Net realized gain	387,294,251
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(2,093,202)
Investments — affiliated issuers	(3,710)
Net change in unrealized appreciation (depreciation)	(2,096,912)
Net realized and unrealized gain	385,197,339
Net increase in net assets resulting from operations	$380,195,270
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Growth Fund | Annual Report 2018	13

Statement of Changes in Net Assets
	Year Ended August 31, 2018	Year Ended August 31, 2017
Operations
Net investment loss	$(5,002,069)	$(4,741,686)
Net realized gain	387,294,251	248,832,195
Net change in unrealized appreciation (depreciation)	(2,096,912)	(5,869,446)
Net increase in net assets resulting from operations	380,195,270	238,221,063
Distributions to shareholders
Net realized gains
Class A	(105,220,136)	(51,052,445)
Advisor Class	(4,507,137)	(1,505,690)
Class B	—	(234,465)
Class C	(5,722,872)	(3,005,402)
Class I	—	(140)
Institutional Class	(82,635,824)	(45,262,358)
Institutional 2 Class	(6,394,483)	(2,113,734)
Institutional 3 Class	(18,192,893)	(532,420)
Class K	(48,940)	(23,438)
Class R	(1,655,980)	(992,962)
Class T	(16,630)	(8,430)
Class V	(2,907,267)	(1,277,842)
Total distributions to shareholders	(227,302,162)	(106,009,326)
Decrease in net assets from capital stock activity	(40,756,164)	(158,772,541)
Total increase (decrease) in net assets	112,136,944	(26,560,804)
Net assets at beginning of year	1,825,705,270	1,852,266,074
Net assets at end of year	$1,937,842,214	$1,825,705,270
Excess of distributions over net investment income	$(216,816)	$(189,914)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Mid Cap Growth Fund | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2018		August 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,910,223	52,520,354	1,238,395	31,436,677
Distributions reinvested	4,044,479	100,950,198	2,037,154	49,136,143
Redemptions	(4,953,334)	(133,269,622)	(7,341,268)	(185,811,380)
Net increase (decrease)	1,001,368	20,200,930	(4,065,719)	(105,238,560)
Advisor Class
Subscriptions	454,467	13,424,077	528,018	14,715,600
Distributions reinvested	139,602	3,826,498	57,486	1,505,564
Redemptions	(1,317,881)	(40,333,359)	(366,983)	(10,088,658)
Net increase (decrease)	(723,812)	(23,082,784)	218,521	6,132,506
Class B
Subscriptions	—	—	1,163	24,774
Distributions reinvested	—	—	11,199	229,921
Redemptions	—	—	(207,015)	(4,555,905)
Net decrease	—	—	(194,653)	(4,301,210)
Class C
Subscriptions	140,699	3,189,968	120,211	2,583,102
Distributions reinvested	265,314	5,542,415	132,604	2,739,607
Redemptions	(1,469,074)	(34,096,662)	(598,109)	(13,048,978)
Net decrease	(1,063,061)	(25,364,279)	(345,294)	(7,726,269)
Class I
Redemptions	—	—	(90)	(2,430)
Net decrease	—	—	(90)	(2,430)
Institutional Class
Subscriptions	1,047,744	30,091,638	1,879,325	50,526,264
Distributions reinvested	2,875,772	76,553,065	1,335,272	34,076,146
Redemptions	(3,139,551)	(90,275,444)	(10,095,051)	(274,565,834)
Net increase (decrease)	783,965	16,369,259	(6,880,454)	(189,963,424)
Institutional 2 Class
Subscriptions	319,028	9,203,476	567,777	15,465,198
Distributions reinvested	238,412	6,394,196	82,274	2,113,610
Redemptions	(765,851)	(22,045,765)	(258,617)	(6,954,015)
Net increase (decrease)	(208,411)	(6,448,093)	391,434	10,624,793
Institutional 3 Class
Subscriptions	378,819	10,762,862	4,960,722	137,909,531
Distributions reinvested	76,819	2,060,281	20,720	532,288
Redemptions	(1,153,614)	(33,061,314)	(135,059)	(3,688,740)
Net increase (decrease)	(697,976)	(20,238,171)	4,846,383	134,753,079
Class K
Subscriptions	362	10,225	1,669	44,525
Distributions reinvested	1,832	48,646	916	23,311
Redemptions	(15,939)	(457,104)	(6,980)	(187,437)
Net decrease	(13,745)	(398,233)	(4,395)	(119,601)
Class R
Subscriptions	134,778	3,410,677	133,432	3,252,287
Distributions reinvested	35,729	856,409	26,856	625,485
Redemptions	(276,570)	(7,270,777)	(260,876)	(6,288,941)
Net decrease	(106,063)	(3,003,691)	(100,588)	(2,411,169)
Class T
Distributions reinvested	655	16,346	344	8,307
Redemptions	(2,442)	(62,892)	(1,264)	(31,549)
Net decrease	(1,787)	(46,546)	(920)	(23,242)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Growth Fund | Annual Report 2018	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2018		August 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Class V
Subscriptions	30,854	827,255	9,109	222,930
Distributions reinvested	100,223	2,491,545	45,154	1,085,510
Redemptions	(76,862)	(2,063,356)	(71,597)	(1,805,454)
Net increase (decrease)	54,215	1,255,444	(17,334)	(497,014)
Total net decrease	(975,307)	(40,756,164)	(6,153,109)	(158,772,541)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Mid Cap Growth Fund | Annual Report 2018

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Columbia Mid Cap Growth Fund | Annual Report 2018	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2018	$26.90	(0.10)	5.54	5.44	—	(3.51)	(3.51)
Year Ended 8/31/2017	$25.09	(0.09)	3.42	3.33	—	(1.52)	(1.52)
Year Ended 8/31/2016	$28.69	(0.06)	0.84	0.78	(0.26)	(4.12)	(4.38)
Year Ended 8/31/2015	$32.14	0.25 (d)	1.29	1.54	—	(4.99)	(4.99)
Year Ended 8/31/2014	$29.89	(0.13)	5.45	5.32	—	(3.07)	(3.07)
Advisor Class
Year Ended 8/31/2018	$29.26	(0.05)	6.07	6.02	—	(3.57)	(3.57)
Year Ended 8/31/2017	$27.12	(0.03)	3.71	3.68	—	(1.54)	(1.54)
Year Ended 8/31/2016	$30.67	0.00 (e)	0.91	0.91	(0.34)	(4.12)	(4.46)
Year Ended 8/31/2015	$33.99	1.93 (d)	(0.21) (f)	1.72	—	(5.04)	(5.04)
Year Ended 8/31/2014	$31.42	(0.03)	5.72	5.69	—	(3.12)	(3.12)
Class C
Year Ended 8/31/2018	$22.91	(0.26)	4.64	4.38	—	(3.30)	(3.30)
Year Ended 8/31/2017	$21.70	(0.24)	2.93	2.69	—	(1.48)	(1.48)
Year Ended 8/31/2016	$25.34	(0.21)	0.72	0.51	(0.03)	(4.12)	(4.15)
Year Ended 8/31/2015	$28.99	0.03 (d)	1.15	1.18	—	(4.83)	(4.83)
Year Ended 8/31/2014	$27.30	(0.33)	4.95	4.62	—	(2.93)	(2.93)
Institutional Class
Year Ended 8/31/2018	$28.52	(0.04)	5.89	5.85	—	(3.57)	(3.57)
Year Ended 8/31/2017	$26.46	(0.03)	3.63	3.60	—	(1.54)	(1.54)
Year Ended 8/31/2016	$30.03	0.01	0.87	0.88	(0.33)	(4.12)	(4.45)
Year Ended 8/31/2015	$33.39	0.32 (d)	1.36	1.68	—	(5.04)	(5.04)
Year Ended 8/31/2014	$30.91	(0.06)	5.66	5.60	—	(3.12)	(3.12)
Institutional 2 Class
Year Ended 8/31/2018	$28.73	(0.02)	5.95	5.93	—	(3.60)	(3.60)
Year Ended 8/31/2017	$26.63	(0.00) (e)	3.65	3.65	—	(1.55)	(1.55)
Year Ended 8/31/2016	$30.20	0.04	0.88	0.92	(0.37)	(4.12)	(4.49)
Year Ended 8/31/2015	$33.54	0.40 (d)	1.33	1.73	—	(5.07)	(5.07)
Year Ended 8/31/2014	$31.03	0.03	5.63	5.66	—	(3.15)	(3.15)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Mid Cap Growth Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2018	$28.83	22.23%	1.16%	1.16% (c)	(0.38%)	140%	$922,862
Year Ended 8/31/2017	$26.90	13.97%	1.19%	1.19% (c)	(0.37%)	119%	$834,347
Year Ended 8/31/2016	$25.09	2.83%	1.19%	1.19% (c)	(0.23%)	130%	$880,155
Year Ended 8/31/2015	$28.69	5.33%	1.19%	1.19% (c)	0.83%	101%	$948,826
Year Ended 8/31/2014	$32.14	18.77%	1.19%	1.19% (c)	(0.42%)	100%	$995,730
Advisor Class
Year Ended 8/31/2018	$31.71	22.50%	0.91%	0.91% (c)	(0.16%)	140%	$15,488
Year Ended 8/31/2017	$29.26	14.24%	0.94%	0.94% (c)	(0.11%)	119%	$35,473
Year Ended 8/31/2016	$27.12	3.10%	0.94%	0.94% (c)	0.02%	130%	$26,945
Year Ended 8/31/2015	$30.67	5.61%	0.93%	0.93% (c)	6.10%	101%	$26,912
Year Ended 8/31/2014	$33.99	19.05%	0.94%	0.94% (c)	(0.08%)	100%	$373
Class C
Year Ended 8/31/2018	$23.99	21.27%	1.91%	1.91% (c)	(1.15%)	140%	$17,458
Year Ended 8/31/2017	$22.91	13.12%	1.94%	1.94% (c)	(1.12%)	119%	$41,030
Year Ended 8/31/2016	$21.70	2.05%	1.94%	1.94% (c)	(0.98%)	130%	$46,355
Year Ended 8/31/2015	$25.34	4.56%	1.94%	1.94% (c)	0.11%	101%	$51,859
Year Ended 8/31/2014	$28.99	17.84%	1.94%	1.94% (c)	(1.17%)	100%	$52,845
Institutional Class
Year Ended 8/31/2018	$30.80	22.49%	0.91%	0.91% (c)	(0.13%)	140%	$758,444
Year Ended 8/31/2017	$28.52	14.29%	0.94%	0.94% (c)	(0.12%)	119%	$679,866
Year Ended 8/31/2016	$26.46	3.09%	0.94%	0.94% (c)	0.02%	130%	$813,009
Year Ended 8/31/2015	$30.03	5.58%	0.94%	0.94% (c)	1.01%	101%	$938,781
Year Ended 8/31/2014	$33.39	19.07%	0.94%	0.94% (c)	(0.17%)	100%	$1,149,098
Institutional 2 Class
Year Ended 8/31/2018	$31.06	22.60%	0.83%	0.83%	(0.06%)	140%	$48,792
Year Ended 8/31/2017	$28.73	14.40%	0.84%	0.84%	(0.01%)	119%	$51,118
Year Ended 8/31/2016	$26.63	3.21%	0.83%	0.83%	0.14%	130%	$36,964
Year Ended 8/31/2015	$30.20	5.72%	0.82%	0.82%	1.28%	101%	$37,589
Year Ended 8/31/2014	$33.54	19.21%	0.81%	0.81%	0.09%	100%	$31,305
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Growth Fund | Annual Report 2018	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2018	$28.74	(0.00) (e)	5.94	5.94	—	(3.61)	(3.61)
Year Ended 8/31/2017	$26.63	0.03	3.63	3.66	—	(1.55)	(1.55)
Year Ended 8/31/2016	$30.21	0.03	0.91	0.94	(0.40)	(4.12)	(4.52)
Year Ended 8/31/2015	$33.53	0.05 (d)	1.71	1.76	—	(5.08)	(5.08)
Year Ended 8/31/2014	$31.01	0.01	5.66	5.67	—	(3.15)	(3.15)
Class R
Year Ended 8/31/2018	$25.93	(0.16)	5.31	5.15	—	(3.44)	(3.44)
Year Ended 8/31/2017	$24.27	(0.15)	3.31	3.16	—	(1.50)	(1.50)
Year Ended 8/31/2016	$27.88	(0.12)	0.81	0.69	(0.18)	(4.12)	(4.30)
Year Ended 8/31/2015	$31.39	0.15 (d)	1.28	1.43	—	(4.94)	(4.94)
Year Ended 8/31/2014	$29.28	(0.20)	5.33	5.13	—	(3.02)	(3.02)
Class T
Year Ended 8/31/2018	$26.91	(0.10)	5.53	5.43	—	(3.51)	(3.51)
Year Ended 8/31/2017	$25.09	(0.09)	3.43	3.34	—	(1.52)	(1.52)
Year Ended 8/31/2016	$28.69	(0.06)	0.84	0.78	(0.26)	(4.12)	(4.38)
Year Ended 8/31/2015	$32.15	0.21 (d)	1.33	1.54	—	(5.00)	(5.00)
Year Ended 8/31/2014	$29.91	(0.23)	5.54	5.31	—	(3.07)	(3.07)
Class V
Year Ended 8/31/2018	$26.81	(0.10)	5.51	5.41	—	(3.51)	(3.51)
Year Ended 8/31/2017	$25.01	(0.09)	3.41	3.32	—	(1.52)	(1.52)
Year Ended 8/31/2016	$28.61	(0.06)	0.83	0.77	(0.25)	(4.12)	(4.37)
Year Ended 8/31/2015	$32.05	0.24 (d)	1.30	1.54	—	(4.98)	(4.98)
Year Ended 8/31/2014	$29.82	(0.14)	5.43	5.29	—	(3.06)	(3.06)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Net investment income per share includes special dividends. The per share effect of these dividends amounted to:

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class K	Class R	Class T	Class V
08/31/2015	$ 0.35	$ 2.00	$ 0.32	$ 0.34	$ 0.39	$ 0.04	$ 0.40	$ 0.32	$ 0.31	$ 0.34

(e)	Rounds to zero.
(f)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Mid Cap Growth Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2018	$31.07	22.66%	0.78%	0.78%	(0.01%)	140%	$135,728
Year Ended 8/31/2017	$28.74	14.45%	0.79%	0.79%	0.11%	119%	$145,597
Year Ended 8/31/2016	$26.63	3.27%	0.79%	0.79%	0.13%	130%	$5,869
Year Ended 8/31/2015	$30.21	5.83%	0.73%	0.73%	0.15%	101%	$3
Year Ended 8/31/2014	$33.53	19.24%	0.75%	0.75%	0.02%	100%	$250
Class R
Year Ended 8/31/2018	$27.64	21.89%	1.41%	1.41% (c)	(0.63%)	140%	$13,414
Year Ended 8/31/2017	$25.93	13.71%	1.44%	1.44% (c)	(0.62%)	119%	$15,333
Year Ended 8/31/2016	$24.27	2.58%	1.44%	1.44% (c)	(0.48%)	130%	$16,796
Year Ended 8/31/2015	$27.88	5.06%	1.44%	1.44% (c)	0.52%	101%	$18,965
Year Ended 8/31/2014	$31.39	18.47%	1.44%	1.44% (c)	(0.67%)	100%	$24,965
Class T
Year Ended 8/31/2018	$28.83	22.19%	1.16%	1.16% (c)	(0.37%)	140%	$90
Year Ended 8/31/2017	$26.91	14.01%	1.19%	1.19% (c)	(0.37%)	119%	$132
Year Ended 8/31/2016	$25.09	2.83%	1.19%	1.19% (c)	(0.24%)	130%	$146
Year Ended 8/31/2015	$28.69	5.32%	1.19%	1.19% (c)	0.71%	101%	$201
Year Ended 8/31/2014	$32.15	18.71%	1.14%	1.14% (c)	(0.69%)	100%	$284
Class V
Year Ended 8/31/2018	$28.71	22.19%	1.16%	1.16% (c)	(0.37%)	140%	$25,566
Year Ended 8/31/2017	$26.81	13.97%	1.19%	1.19% (c)	(0.36%)	119%	$22,419
Year Ended 8/31/2016	$25.01	2.83%	1.19%	1.19% (c)	(0.23%)	130%	$21,346
Year Ended 8/31/2015	$28.61	5.34%	1.20%	1.20% (c)	0.80%	101%	$22,590
Year Ended 8/31/2014	$32.05	18.69%	1.24%	1.24% (c)	(0.47%)	100%	$23,951
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Growth Fund | Annual Report 2018	21

Notes to Financial Statements
August 31, 2018
Note 1. Organization
Columbia Mid Cap Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares will automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The Fund no longer accepts investments by existing investors in Class K shares. When available, Class K shares were not subject to sales charges and were made available only to existing investors in Class K shares. On March 9, 2018, Class K shares were redeemed or exchanged for Advisor Class shares of the Fund in a tax free transaction that had no impact on fees and expenses paid by the shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
Class V shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class V shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class V shares are available only to investors who received (and who have continuously held) Class V shares in connection with previous fund reorganizations.
22	Columbia Mid Cap Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use
Columbia Mid Cap Growth Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
August 31, 2018
derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
24	Columbia Mid Cap Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund wrote option contracts to decrease the Fund’s exposure to equity market risk and to increase return on investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Options contracts written ($)
Equity risk	(1,521,291)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2018:
Derivative instrument	Average value ($)*
Options contracts — written	(636,128)

*	Based on the ending daily outstanding amounts for the year ended August 31, 2018.
Columbia Mid Cap Growth Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
August 31, 2018
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
26	Columbia Mid Cap Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.82% to 0.65% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2018 was 0.75% of the Fund’s average daily net assets.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Affiliates) may coordinate in providing services to their clients. From time to time, the Investment Manager may engage its Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Affiliates will provide services to the Investment Manager pursuant to personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.
These Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States. Pursuant to some of these arrangements, certain employees of these Affiliates may serve as “associated persons” of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and SAI, may provide such services to the Fund on behalf of the Investment Manager.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Columbia Mid Cap Growth Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
August 31, 2018
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended August 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.14
Class C	0.14
Institutional Class	0.14
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class K	0.03 (a)
Class R	0.14
Class T	0.14
Class V	0.14

(a)	Unannualized.
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expire in January 2019. At August 31, 2018, the Fund’s total potential future obligation over the life of the Guaranty is $21,366. The liability remaining at August 31, 2018 for non-recurring charges associated with the lease amounted to $2,138 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at August 31, 2018 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $2,199, which approximates the fair value of the ownership interest.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $4,500.
28	Columbia Mid Cap Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund paid an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services. As a result of all Class K shares of the Fund being redeemed or exchanged for Advisor Class shares, March 9, 2018 was the last day the Fund paid a plan administration fee for Class K shares.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class C, Class R and Class T shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended August 31, 2018, if any, are listed below:
Amount ($)
Class A	213,014
Class C	2,031
Class V	193
Columbia Mid Cap Growth Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
August 31, 2018
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2018 through December 31, 2018	Prior to January 1, 2018
Class A	1.30%	1.30%
Advisor Class	1.05	1.05
Class C	2.05	2.05
Institutional Class	1.05	1.05
Institutional 2 Class	0.96	0.995
Institutional 3 Class	0.92	0.945
Class R	1.55	1.55
Class T	1.30	1.30
Class V	1.30	1.30
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, trustees’ deferred compensation and net operating loss reclassification. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
4,975,167	(4,975,167)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Year Ended August 31, 2018			Year Ended August 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
63,483,335	163,818,827	227,302,162	3,597,769	102,411,557	106,009,326
30	Columbia Mid Cap Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
29,180,686	310,631,151	—	348,285,127
At August 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,586,069,306	363,174,305	(14,889,178)	348,285,127
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,580,224,033 and $2,824,149,382, respectively, for the year ended August 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended August 31, 2018.
Columbia Mid Cap Growth Fund | Annual Report 2018	31

Notes to Financial Statements  (continued)
August 31, 2018
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended August 31, 2018.
Note 9. Significant risks
Consumer discretionary sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.
Shareholder concentration risk
At August 31, 2018, affiliated shareholders of record owned 32.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and
32	Columbia Mid Cap Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Mid Cap Growth Fund | Annual Report 2018	33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Mid Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Mid Cap Growth Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the “Fund”) as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other audit procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34	Columbia Mid Cap Growth Fund | Annual Report 2018

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
25.83%	25.03%	$347,686,784
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Mid Cap Growth Fund | Annual Report 2018	35

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
36	Columbia Mid Cap Growth Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Columbia Mid Cap Growth Fund | Annual Report 2018	37

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	193	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, contacting your financial intermediary or visiting
investor.columbiathreadneedleus.com.
38	Columbia Mid Cap Growth Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Mid Cap Growth Fund | Annual Report 2018	39

Board Consideration and Approval of Management
Agreement
On June 12, 2018, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Mid Cap Growth Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 6, 2018, April 26, 2018 and June 11, 2018 and at Board meetings held on March 7, 2018 and June 12, 2018. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2018, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2018, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2019 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
40	Columbia Mid Cap Growth Fund | Annual Report 2018

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to support continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2017, the Fund’s performance was in the seventy-first, forty-sixth and sixty-sixth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Columbia Mid Cap Growth Fund | Annual Report 2018	41

Board Consideration and Approval of Management
Agreement  (continued)
Investment Management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2017, the Fund’s actual management fee and net total expense ratio were ranked in the third and second quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2017 to profitability levels realized in 2016. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
42	Columbia Mid Cap Growth Fund | Annual Report 2018

Board Consideration and Approval of Management
Agreement  (continued)
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia Mid Cap Growth Fund | Annual Report 2018	43

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT. The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104
44	Columbia Mid Cap Growth Fund | Annual Report 2018

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Columbia Mid Cap Growth Fund
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN194_08_H01_(10/18)

Annual Report
August 31, 2018
Columbia Disciplined Small Core Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Disciplined Small Core Fund   |  Annual Report 2018

Columbia Disciplined Small Core Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Disciplined Small Core Fund (the Fund) seeks long-term capital appreciation.
Portfolio management
Brian Condon, CFA
Co-Portfolio Manager
Managed Fund since 2016
Peter Albanese
Co-Portfolio Manager
Managed Fund since 2017
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/98	16.70	7.09	7.59
	Including sales charges		9.93	5.83	6.95
Advisor Class*		11/08/12	17.17	7.37	7.86
Class C	Excluding sales charges	11/18/02	15.81	6.29	6.78
	Including sales charges		15.00	6.29	6.78
Institutional Class		12/14/92	17.06	7.36	7.85
Institutional 2 Class*		11/08/12	17.26	7.53	7.95
Institutional 3 Class*		11/08/12	17.24	7.57	7.98
Class T*	Excluding sales charges	09/27/10	16.84	7.09	7.59
	Including sales charges		13.87	6.55	7.32
Class V	Excluding sales charges	02/12/93	16.87	7.09	7.56
	Including sales charges		10.13	5.83	6.92
Russell 2000 Index			25.45	13.00	10.46
S&P SmallCap 600 Index			32.46	15.44	12.44
Returns for Class A shares and Class V shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes the securities of approximately 2,000 of the smallest companies in the Russell 3000 Index based on a combination of their market capitalization and current index membership.
The S&P SmallCap 600 Index tracks the performance of 600 domestic companies traded on major stock exchanges. The S&P SmallCap 600 is heavily weighted with the stocks of companies with small market capitalizations.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Disciplined Small Core Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2008 — August 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Disciplined Small Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at August 31, 2018)
Haemonetics Corp.	0.9
Radian Group, Inc.	0.8
Yelp, Inc.	0.8
MGIC Investment Corp.	0.8
Essent Group Ltd.	0.8
Green Dot Corp., Class A	0.7
Immunomedics, Inc.	0.7
Integer Holdings Corp.	0.7
American Equity Investment Life Holding Co.	0.7
EMCOR Group, Inc.	0.7
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at August 31, 2018)
Common Stocks	98.0
Money Market Funds	2.0
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at August 31, 2018)
Consumer Discretionary	13.1
Consumer Staples	2.9
Energy	4.4
Financials	18.0
Health Care	15.9
Industrials	15.1
Information Technology	15.3
Materials	4.6
Real Estate	7.0
Telecommunication Services	0.7
Utilities	3.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Disciplined Small Core Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended August 31, 2018, the Fund’s Class A shares returned 16.70% excluding sales charges. By comparison, the Fund’s benchmarks, the Russell 2000 Index and S&P SmallCap 600 Index, posted returns of 25.45% and 32.46%, respectively. Stock selection, particularly in the health care and information technology sectors, detracted from the Fund’s results relative to its Russell benchmark.
Equity markets moved higher
U.S. equities delivered solid gains for the 12-month period that ended August 31, 2018, hitting record highs along the way. Buoyant corporate earnings along with a strengthening domestic economy and a solid global economy, boosted investor sentiment, outweighing increased geopolitical tensions. Consumer confidence was high, jobs data remained strong and personal income rose as the period wore on. Tax cuts approved by Congress late in 2017 had a favorable impact on corporate earnings and helped fuel investor optimism.
Concerns that interest rates and inflation might rise faster than expected put a damper on equity markets early in 2018, the first such correction in two years. However, equities quickly recovered their lost ground — and then some. For the 12 months ended August 31, 2018, the S&P 500 Index, which measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance, gained 19.66%. Information technology and consumer discretionary stocks were among the biggest winners, while consumer staples and telecommunication stocks lagged behind. Growth stocks outperformed value stocks, and small cap stocks outperformed large- and mid-cap stocks.
The Federal Reserve raised the federal funds target rate three times during the period, to 1.75% - 2.00%, citing strong job growth and inflation in line with its 2.0% target. The yield on the 10-year U.S. Treasury ended the period at 2.86%.
Our approach to stock selection
We divide the metrics for our stock selection model into three broad themes: 1) valuation — fundamental measures such as earnings and cash flow relative to market values, 2) catalyst — price momentum and business momentum and 3) quality — quality of earnings and financial strength. We then rank the securities within a sector/industry from one (most attractive) to five (least attractive) based upon the metrics within these categories. The strategy seeks to stay sector and risk neutral relative to the Russell benchmark, in an effort to drive results on the basis of the Fund’s stock selection models.
For the period, model performance was mixed. The Fund’s quality theme performed strongly, as stocks rated the highest on quality measures outperformed and those rated least attractive underperformed the benchmark. The Fund’s valuation theme, which generally favors stocks with lower price-to-earnings and book multiples, did not perform as expected as higher multiple, more growth-oriented stocks outperformed for the period. The Fund’s catalyst theme provided mixed results.
Contributors and detractors
Stock selection within the materials, real estate and financials sectors contributed most to relative performance versus the benchmark. The top contributing name to relative performance for the period was Ablynx. Shares of the clinical stage biotechnology company jumped after an announcement that the firm would be acquired for €3.9 billion. A position in Haemonetics Corporation also made a positive contribution to relative performance. The health care company, which develops and distributes hematology products, reported earnings that beat consensus expectations in multiple quarters during the period. Results were by driven by strong performance across all four of the company’s business units.
Stock selection within health care, information technology and industrials detracted the most from relative performance. Sector allocation also modestly detracted. Pharmaceutical firm Lannett Company was the top detractor for the period. Lannett shares collapsed after an announcement that the company’s distribution agreement with another pharmaceutical company would not be renewed. A position in biotechnology company TESARO, which focuses on oncology products, also detracted from relative results. TESARO shares declined throughout the period as the company posted below consensus earnings and acquisition expectations subsided.
4	Columbia Disciplined Small Core Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
Portfolio activity
During the period, we made minor updates to some of the Fund’s stock selection models. We refreshed the model for the stable, mature consumer staples sector. The new model expands diversification coverage and captures additional fundamental drivers that were not included in the previous model, most notably earnings quality. We also improved factor and theme diversification within the financial-intermediaries model to provide more balance and incorporate measures of stability and growth that complement valuation, profitability and momentum.
Fund strategy
Our strategy is based on individual quantitative stock selection. Consequently, we do not rely on macroeconomic scenarios or market outlooks to make security selections. We do not try to predict when equities, as an asset class, may perform well or when they may perform poorly. Instead, we keep the Fund substantially invested at all times. Regardless of the economic environment, we seek to identify stocks that we believe have the potential to outperform within each market sector. We also seek to minimize sector weight differences between the Fund and its Russell benchmark. We favor stocks of companies with attractive valuations relative to their peers, strong business and market momentum and good quality of earnings and financial strength. Over the long term, we have found that stocks with these characteristics have tended to outperform their peers in various macroeconomic conditions.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Investments selected using quantitative methods may perform differently from the market as a whole and may not enable the Fund to achieve its objective. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Disciplined Small Core Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2018 — August 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,105.00	1,018.30	7.27	6.97	1.37
Advisor Class	1,000.00	1,000.00	1,106.70	1,019.56	5.95	5.70	1.12
Class C	1,000.00	1,000.00	1,099.20	1,014.52	11.22	10.76	2.12
Institutional Class	1,000.00	1,000.00	1,105.70	1,019.56	5.94	5.70	1.12
Institutional 2 Class	1,000.00	1,000.00	1,107.00	1,020.21	5.26	5.04	0.99
Institutional 3 Class	1,000.00	1,000.00	1,106.90	1,020.47	4.99	4.79	0.94
Class T	1,000.00	1,000.00	1,105.00	1,018.30	7.27	6.97	1.37
Class V	1,000.00	1,000.00	1,104.60	1,018.30	7.27	6.97	1.37
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Disciplined Small Core Fund | Annual Report 2018

Portfolio of Investments
August 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.9%
Issuer	Shares	Value ($)
Consumer Discretionary 12.8%
Auto Components 1.0%
Dana, Inc.	10,700	209,399
Modine Manufacturing Co.(a)	17,800	299,930
Tenneco, Inc.	17,700	757,383
Tower International, Inc.	3,600	121,680
Total		1,388,392
Automobiles 0.4%
Winnebago Industries, Inc.	16,100	594,895
Diversified Consumer Services 1.6%
Adtalem Global Education, Inc.(a)	18,200	870,870
American Public Education, Inc.(a)	1,500	52,125
Sotheby’s (a)	14,100	677,082
Weight Watchers International, Inc.(a)	8,400	629,160
Total		2,229,237
Hotels, Restaurants & Leisure 2.0%
BJ’s Restaurants, Inc.	3,400	257,380
Bloomin’ Brands, Inc.	16,200	312,660
Brinker International, Inc.	17,800	788,184
Cracker Barrel Old Country Store, Inc.	4,200	626,178
Penn National Gaming, Inc.(a)	23,500	809,810
Total		2,794,212
Household Durables 0.7%
TRI Pointe Group, Inc.(a)	17,000	246,330
Zagg, Inc.(a)	47,100	763,020
Total		1,009,350
Leisure Products 0.6%
Sturm Ruger & Co., Inc.	12,500	818,125
Media 1.7%
Entravision Communications Corp., Class A	146,000	766,500
Gannett Co., Inc.	71,500	735,020
National CineMedia, Inc.	62,800	571,480
World Wrestling Entertainment, Inc., Class A	2,900	253,489
Total		2,326,489
Common Stocks (continued)
Issuer	Shares	Value ($)
Specialty Retail 3.5%
Abercrombie & Fitch Co., Class A	27,800	602,426
American Eagle Outfitters, Inc.	29,300	760,628
Hibbett Sports, Inc.(a)	28,800	591,840
Restoration Hardware Holdings, Inc.(a)	5,700	906,300
Signet Jewelers Ltd.	14,100	905,220
Tailored Brands, Inc.	34,600	814,484
Tilly’s, Inc.	9,700	228,144
Total		4,809,042
Textiles, Apparel & Luxury Goods 1.3%
Deckers Outdoor Corp.(a)	7,550	919,892
Fossil Group, Inc.(a)	13,600	308,312
Movado Group, Inc.	15,200	647,520
Total		1,875,724
Total Consumer Discretionary		17,845,466
Consumer Staples 2.9%
Beverages 0.6%
Boston Beer Co., Inc. (The), Class A(a)	2,600	788,190
Food & Staples Retailing 0.8%
Ingles Markets, Inc., Class A	6,000	215,700
SpartanNash Co.	24,000	512,400
United Natural Foods, Inc.(a)	5,300	188,203
Weis Markets, Inc.	3,700	172,383
Total		1,088,686
Food Products 0.8%
Cal-Maine Foods, Inc.	7,500	370,875
John B. Sanfilippo & Son, Inc.	10,100	738,007
Total		1,108,882
Personal Products 0.7%
Medifast, Inc.	600	137,250
Usana Health Sciences, Inc.(a)	6,430	848,439
Total		985,689
Total Consumer Staples		3,971,447
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Small Core Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
August 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 4.3%
Energy Equipment & Services 1.7%
Diamond Offshore Drilling, Inc.(a)	37,000	644,540
Exterran Corp.(a)	3,800	104,082
ION Geophysical Corp.(a)	3,800	68,210
Mammoth Energy Services, Inc.	16,300	447,924
Matrix Service Co.(a)	11,900	248,710
Profire Energy, Inc.(a)	56,000	159,600
Rowan Companies PLC, Class A(a)	45,800	643,032
SEACOR Holdings, Inc.(a)	1,600	82,320
Total		2,398,418
Oil, Gas & Consumable Fuels 2.6%
Abraxas Petroleum Corp.(a)	31,500	70,875
Arch Coal, Inc.	900	79,803
California Resources Corp.(a)	5,400	224,316
CVR Energy, Inc.	14,800	563,140
Par Pacific Holdings, Inc.(a)	28,800	584,928
Peabody Energy Corp.	8,100	334,611
Renewable Energy Group, Inc.(a)	9,700	261,415
REX American Resources Corp.(a)	3,000	241,740
Ship Finance International Ltd.	25,500	362,100
Southwestern Energy Co.(a)	34,000	191,080
W&T Offshore, Inc.(a)	98,300	665,491
Total		3,579,499
Total Energy		5,977,917
Financials 17.6%
Banks 8.0%
BancFirst Corp.	5,500	350,900
Bancorp, Inc. (The)(a)	69,100	693,073
Cathay General Bancorp	20,400	862,920
City Holding Co.	1,700	137,836
Customers Bancorp, Inc.(a)	24,350	601,445
Eagle Bancorp, Inc.(a)	7,500	403,875
Enterprise Financial Services Corp.	13,300	748,790
First Bancorp	4,100	171,052
First BanCorp(a)	97,600	854,000
First Financial Bancorp	4,900	153,860
First Merchants Corp.	15,600	750,672
Common Stocks (continued)
Issuer	Shares	Value ($)
Hancock Whitney Corp.	17,900	922,745
Hope Bancorp, Inc.	45,000	787,950
International Bancshares Corp.	14,900	698,065
Metropolitan Bank Holding Corp.(a)	1,900	78,356
OFG Bancorp	48,700	788,940
Preferred Bank	11,600	710,036
S&T Bancorp, Inc.	17,900	835,214
Simmons First National Corp., Class A	7,500	237,000
TriState Capital Holdings, Inc.(a)	3,600	107,100
UMB Financial Corp.	3,100	233,244
Total		11,127,073
Capital Markets 1.5%
Artisan Partners Asset Management, Inc., Class A	20,800	689,520
Cohen & Steers, Inc.	13,400	557,038
Oppenheimer Holdings, Inc., Class A	3,000	93,600
Waddell & Reed Financial, Inc., Class A	35,600	712,712
Total		2,052,870
Consumer Finance 2.1%
Curo Group Holdings Corp.(a)	6,100	188,246
Encore Capital Group, Inc.(a)	9,900	383,625
Enova International, Inc.(a)	20,500	680,600
Green Dot Corp., Class A(a)	11,900	1,019,473
Nelnet, Inc., Class A	12,450	717,743
Total		2,989,687
Insurance 1.9%
American Equity Investment Life Holding Co.	26,700	990,303
CNO Financial Group, Inc.	41,300	892,493
Universal Insurance Holdings, Inc.	18,000	802,800
Total		2,685,596
Mortgage Real Estate Investment Trusts (REITS) 1.1%
AG Mortgage Investment Trust, Inc.	6,100	114,680
Arbor Realty Trust, Inc.	8,500	104,210
Invesco Mortgage Capital, Inc.	32,500	527,475
Ladder Capital Corp., Class A	47,000	816,390
Total		1,562,755

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Disciplined Small Core Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Thrifts & Mortgage Finance 3.0%
Essent Group Ltd.(a)	24,300	1,053,648
Federal Agricultural Mortgage Corp.	9,350	720,604
Merchants Bancorp	7,500	195,825
MGIC Investment Corp.(a)	83,400	1,060,848
Radian Group, Inc.	53,100	1,079,523
Total		4,110,448
Total Financials		24,528,429
Health Care 15.6%
Biotechnology 6.5%
Adaptimmune Therapeutics PLC, ADR(a)	18,800	216,576
Alder Biopharmaceuticals, Inc.(a)	38,061	688,904
Atara Biotherapeutics, Inc.(a)	14,200	581,490
bluebird bio, Inc.(a)	4,290	722,007
Clovis Oncology, Inc.(a)	4,100	146,575
Dynavax Technologies Corp.(a)	17,690	245,007
Enanta Pharmaceuticals, Inc.(a)	1,600	145,488
Global Blood Therapeutics, Inc.(a)	6,800	332,860
Immunomedics, Inc.(a)	37,350	999,486
Insmed, Inc.(a)	14,450	287,988
Keryx Biopharmaceuticals, Inc.(a)	43,055	146,818
Loxo Oncology, Inc.(a)	4,100	692,818
Mirati Therapeutics, Inc.(a)	5,400	305,370
Nightstar Therapeutics PLC, ADR(a)	15,322	329,423
OncoMed Pharmaceuticals, Inc.(a)	43,400	99,820
Ovid Therapeutics, Inc.(a)	29,618	197,552
Puma Biotechnology, Inc.(a)	11,045	485,428
Sage Therapeutics, Inc.(a)	4,330	711,246
Sarepta Therapeutics(a)	4,050	559,062
Spark Therapeutics, Inc.(a)	5,535	341,011
TESARO, Inc.(a)	7,425	240,941
uniQure NV(a)	14,600	619,478
Total		9,095,348
Health Care Equipment & Supplies 3.2%
Angiodynamics, Inc.(a)	16,700	374,414
Haemonetics Corp.(a)	10,700	1,194,548
Integer Holdings Corp.(a)	12,400	990,760
Lantheus Holdings, Inc.(a)	5,004	80,564
Common Stocks (continued)
Issuer	Shares	Value ($)
LeMaitre Vascular, Inc.	18,100	678,931
SurModics, Inc.(a)	11,000	866,250
Varex Imaging Corp.(a)	6,400	200,960
Total		4,386,427
Health Care Providers & Services 2.9%
Magellan Health, Inc.(a)	10,450	768,075
Providence Service Corp. (The)(a)	10,100	678,114
RadNet, Inc.(a)	23,300	322,705
Tenet Healthcare Corp.(a)	25,400	856,488
Tivity Health, Inc.(a)	21,400	736,160
Triple-S Management Corp., Class B(a)	29,750	647,657
Total		4,009,199
Life Sciences Tools & Services 0.9%
Luminex Corp.	11,500	324,415
Medpace Holdings, Inc.(a)	14,300	854,997
NeoGenomics, Inc.(a)	10,000	138,500
Total		1,317,912
Pharmaceuticals 2.1%
Aerie Pharmaceuticals, Inc.(a)	10,060	617,181
ANI Pharmaceuticals, Inc.(a)	9,100	529,620
Lannett Co., Inc.(a)	56,200	300,670
Odonate Therapeutics, Inc.(a)	12,500	239,875
Phibro Animal Health Corp., Class A	11,250	531,000
Prestige Consumer Healthcare, Inc.(a)	9,000	346,500
Supernus Pharmaceuticals, Inc.(a)	8,455	374,557
Total		2,939,403
Total Health Care		21,748,289
Industrials 14.7%
Aerospace & Defense 0.1%
National Presto Industries, Inc.	700	92,820
Air Freight & Logistics 0.3%
Forward Air Corp.	6,000	385,560
Building Products 1.2%
Continental Building Product(a)	22,900	854,170
Insteel Industries, Inc.	3,200	122,720
NCI Building Systems, Inc.(a)	45,400	767,260
Total		1,744,150

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Small Core Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
August 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Commercial Services & Supplies 2.2%
ACCO Brands Corp.	54,900	680,760
Brady Corp., Class A	16,700	675,515
Deluxe Corp.	6,200	367,164
Quad/Graphics, Inc.	34,000	774,180
SP Plus Corp.(a)	14,200	552,380
Total		3,049,999
Construction & Engineering 1.7%
Comfort Systems U.S.A., Inc.	14,300	820,820
EMCOR Group, Inc.	12,300	985,230
Primoris Services Corp.	24,500	613,970
Total		2,420,020
Electrical Equipment 1.3%
Atkore International Group, Inc.(a)	31,200	854,256
Generac Holdings, Inc.(a)	17,700	982,173
Total		1,836,429
Machinery 4.5%
Federal Signal Corp.	12,400	322,772
Global Brass & Copper Holdings, Inc.	15,400	593,670
Gorman-Rupp Co.	5,500	201,630
Harsco Corp.(a)	31,300	884,225
Hillenbrand, Inc.	18,000	920,700
Kadant, Inc.	6,250	631,562
Meritor, Inc.(a)	8,500	184,110
Milacron Holdings Corp.(a)	37,400	792,880
RBC Bearings, Inc.(a)	1,800	269,658
Rexnord Corp.(a)	28,900	838,967
SPX FLOW, Inc.(a)	11,500	551,310
Watts Water Technologies, Inc., Class A	1,300	107,185
Total		6,298,669
Marine 0.1%
Genco Shipping & Trading Ltd.(a)	9,200	126,316
Professional Services 1.1%
ICF International, Inc.	3,000	244,950
Kforce, Inc.	20,000	841,000
Korn/Ferry International	5,800	389,354
Total		1,475,304
Common Stocks (continued)
Issuer	Shares	Value ($)
Road & Rail 1.0%
ArcBest Corp.	17,700	851,370
Saia, Inc.(a)	5,500	435,875
USA Truck, Inc.(a)	4,200	92,022
Total		1,379,267
Trading Companies & Distributors 1.2%
Applied Industrial Technologies, Inc.	12,430	957,732
Kaman Corp.	11,700	762,957
Total		1,720,689
Total Industrials		20,529,223
Information Technology 15.0%
Communications Equipment 2.9%
CalAmp Corp.(a)	33,300	782,550
Comtech Telecommunications Corp.	23,100	828,135
InterDigital, Inc.	10,100	834,260
NETGEAR, Inc.(a)	12,000	850,200
Netscout Systems, Inc.(a)	29,700	742,500
Total		4,037,645
Electronic Equipment, Instruments & Components 1.9%
AVX Corp.	9,200	194,580
Benchmark Electronics, Inc.	24,201	625,596
Fabrinet (a)	3,300	157,971
Methode Electronics, Inc.	1,700	67,405
SYNNEX Corp.	1,000	96,970
Tech Data Corp.(a)	7,300	531,075
TTM Technologies, Inc.(a)	3,600	67,320
Vishay Intertechnology, Inc.	38,400	913,920
Total		2,654,837
Internet Software & Services 3.2%
Endurance International Group Holdings Inc(a)	27,400	264,410
Etsy, Inc.(a)	19,900	968,931
j2 Global, Inc.	11,225	926,848
Stamps.com, Inc.(a)	3,850	956,533
XO Group, Inc.(a)	10,800	324,648
Yelp, Inc.(a)	22,600	1,064,912
Total		4,506,282

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Disciplined Small Core Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 2.1%
CACI International, Inc., Class A(a)	2,000	390,000
Cass Information Systems, Inc.	1,500	107,295
EVERTEC, Inc.	10,900	262,145
MAXIMUS, Inc.	14,600	970,900
Syntel, Inc.(a)	22,000	896,280
TTEC Holdings, Inc.	8,700	227,940
Total		2,854,560
Semiconductors & Semiconductor Equipment 2.2%
Amkor Technology, Inc.(a)	79,300	692,289
Cirrus Logic, Inc.(a)	15,700	690,015
Diodes, Inc.(a)	23,300	883,536
Synaptics, Inc.(a)	17,400	839,724
Total		3,105,564
Software 2.4%
Imperva, Inc.(a)	16,600	782,690
MicroStrategy, Inc., Class A(a)	5,650	841,850
OneSpan, Inc.(a)	4,500	84,375
Paylocity Holding Corp.(a)	10,000	794,400
Progress Software Corp.	20,500	839,065
Total		3,342,380
Technology Hardware, Storage & Peripherals 0.3%
Immersion Corp.(a)	35,100	407,862
Total Information Technology		20,909,130
Materials 4.5%
Chemicals 1.0%
Kronos Worldwide, Inc.	22,000	442,860
Trinseo SA	11,650	898,797
Total		1,341,657
Metals & Mining 1.6%
Materion Corp.	13,750	877,250
Schnitzer Steel Industries, Inc., Class A	27,400	721,990
Warrior Met Coal, Inc.	27,100	651,755
Total		2,250,995
Common Stocks (continued)
Issuer	Shares	Value ($)
Paper & Forest Products 1.9%
Boise Cascade Co.	18,500	808,450
Louisiana-Pacific Corp.	33,400	973,944
Verso Corp., Class A(a)	29,700	932,283
Total		2,714,677
Total Materials		6,307,329
Real Estate 6.8%
Equity Real Estate Investment Trusts (REITS) 5.9%
Armada Hoffler Properties, Inc.	5,500	85,745
Chatham Lodging Trust	6,500	139,425
Chesapeake Lodging Trust	10,300	338,973
CorEnergy Infrastructure Trust, Inc.	19,306	722,623
DiamondRock Hospitality Co.	51,100	611,156
EastGroup Properties, Inc.	5,500	534,985
GEO Group, Inc. (The)	16,600	421,142
InfraREIT, Inc.	7,000	146,230
Investors Real Estate Trust	51,400	280,130
National Health Investors, Inc.	9,400	744,950
Pebblebrook Hotel Trust	22,500	868,725
PS Business Parks, Inc.	6,330	825,622
Ryman Hospitality Properties, Inc.	2,000	177,460
Sunstone Hotel Investors, Inc.	54,100	907,798
Tier REIT, Inc.	15,200	362,368
Washington Prime Group, Inc.	19,900	154,026
Xenia Hotels & Resorts, Inc.	37,100	900,046
Total		8,221,404
Real Estate Management & Development 0.9%
Altisource Portfolio Solutions SA(a)	2,300	83,145
HFF, Inc., Class A	17,000	771,970
Marcus & Millichap, Inc.(a)	4,200	152,922
RE/MAX Holdings, Inc., Class A	5,500	270,875
Total		1,278,912
Total Real Estate		9,500,316
Telecommunication Services 0.7%
Diversified Telecommunication Services 0.1%
ATN International, Inc.	1,100	80,553

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Small Core Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
August 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Wireless Telecommunication Services 0.6%
Boingo Wireless, Inc.(a)	26,500	876,620
Total Telecommunication Services		957,173
Utilities 3.0%
Electric Utilities 1.7%
El Paso Electric Co.	12,600	772,380
IDACORP, Inc.	6,250	611,563
PNM Resources, Inc.	2,000	77,900
Portland General Electric Co.	18,250	846,800
Total		2,308,643
Gas Utilities 0.5%
Chesapeake Utilities Corp.	7,975	685,850
Independent Power and Renewable Electricity Producers 0.6%
Ormat Technologies, Inc.	15,600	821,340
Common Stocks (continued)
Issuer	Shares	Value ($)
Water Utilities 0.2%
SJW Corp.	5,700	330,087
Total Utilities		4,145,920
Total Common Stocks (Cost $113,532,045)		136,420,639

Money Market Funds 2.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.058%(b),(c)	2,838,511	2,838,227
Total Money Market Funds (Cost $2,838,227)		2,838,227
Total Investments in Securities (Cost: $116,370,272)		139,258,866
Other Assets & Liabilities, Net		120,433
Net Assets		139,379,299

At August 31, 2018, securities and/or cash totaling $138,000 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Russell 2000 E-mini	37	09/2018	USD	3,220,110	121,424	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.058%
	1,952,238	44,118,895	(43,232,622)	2,838,511	(149)	(49)	48,582	2,838,227
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Disciplined Small Core Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Consumer Discretionary	17,845,466	—	—	—	17,845,466
Consumer Staples	3,971,447	—	—	—	3,971,447
Energy	5,977,917	—	—	—	5,977,917
Financials	24,528,429	—	—	—	24,528,429
Health Care	21,748,289	—	—	—	21,748,289
Industrials	20,529,223	—	—	—	20,529,223
Information Technology	20,909,130	—	—	—	20,909,130
Materials	6,307,329	—	—	—	6,307,329
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Small Core Fund | Annual Report 2018	13

Portfolio of Investments  (continued)
August 31, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Real Estate	9,500,316	—	—	—	9,500,316
Telecommunication Services	957,173	—	—	—	957,173
Utilities	4,145,920	—	—	—	4,145,920
Total Common Stocks	136,420,639	—	—	—	136,420,639
Money Market Funds	—	—	—	2,838,227	2,838,227
Total Investments in Securities	136,420,639	—	—	2,838,227	139,258,866
Investments in Derivatives
Asset
Futures Contracts	121,424	—	—	—	121,424
Total	136,542,063	—	—	2,838,227	139,380,290
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Disciplined Small Core Fund | Annual Report 2018

Statement of Assets and Liabilities
August 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $113,532,045)	$136,420,639
Affiliated issuers (cost $2,838,227)	2,838,227
Margin deposits on:
Futures contracts	138,000
Receivable for:
Capital shares sold	16,033
Dividends	77,584
Variation margin for futures contracts	11,400
Expense reimbursement due from Investment Manager	635
Prepaid expenses	903
Trustees’ deferred compensation plan	112,977
Total assets	139,616,398
Liabilities
Payable for:
Capital shares purchased	45,051
Variation margin for futures contracts	1,447
Management services fees	3,235
Distribution and/or service fees	829
Transfer agent fees	27,664
Compensation of chief compliance officer	10
Audit fees	32,800
Other expenses	13,086
Trustees’ deferred compensation plan	112,977
Total liabilities	237,099
Net assets applicable to outstanding capital stock	$139,379,299
Represented by
Paid in capital	91,443,978
Excess of distributions over net investment income	(226,427)
Accumulated net realized gain	25,151,730
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	22,888,594
Futures contracts	121,424
Total - representing net assets applicable to outstanding capital stock	$139,379,299
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Small Core Fund | Annual Report 2018	15

Statement of Assets and Liabilities  (continued)
August 31, 2018
Class A
Net assets	$41,990,639
Shares outstanding	5,247,672
Net asset value per share	$8.00
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$8.49
Advisor Class
Net assets	$1,528,572
Shares outstanding	165,690
Net asset value per share	$9.23
Class C
Net assets	$5,613,043
Shares outstanding	1,332,384
Net asset value per share	$4.21
Institutional Class
Net assets	$32,221,415
Shares outstanding	3,578,786
Net asset value per share	$9.00
Institutional 2 Class
Net assets	$508,636
Shares outstanding	54,652
Net asset value per share	$9.31
Institutional 3 Class
Net assets	$548,434
Shares outstanding	58,245
Net asset value per share	$9.42
Class T
Net assets	$106,598
Shares outstanding	13,324
Net asset value per share	$8.00
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$8.21
Class V
Net assets	$56,861,962
Shares outstanding	7,584,182
Net asset value per share	$7.50
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$7.96
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Disciplined Small Core Fund | Annual Report 2018

Statement of Operations
Year Ended August 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$2,505,421
Dividends — affiliated issuers	48,582
Interest	1,838
Foreign taxes withheld	(2,502)
Total income	2,553,339
Expenses:
Management services fees	1,553,711
Distribution and/or service fees
Class A	108,882
Class C	93,388
Class T	306
Class V	141,246
Transfer agent fees
Class A	84,342
Advisor Class	2,220
Class C	18,159
Institutional Class	69,280
Institutional 2 Class	565
Institutional 3 Class	2,845
Class T	237
Class V	109,250
Compensation of board members	18,669
Custodian fees	17,078
Printing and postage fees	30,124
Registration fees	115,030
Audit fees	36,812
Legal fees	4,217
Line of credit interest	81
Compensation of chief compliance officer	72
Other	16,393
Total expenses	2,422,907
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(84,447)
Fees waived by transfer agent
Institutional 2 Class	(94)
Institutional 3 Class	(1,495)
Expense reduction	(1,465)
Total net expenses	2,335,406
Net investment income	217,933
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	28,984,926
Investments — affiliated issuers	(149)
Futures contracts	445,643
Increase from payment by affiliate (Note 6)	59,296
Net realized gain	29,489,716
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(1,285,770)
Investments — affiliated issuers	(49)
Futures contracts	151,603
Net change in unrealized appreciation (depreciation)	(1,134,216)
Net realized and unrealized gain	28,355,500
Net increase in net assets resulting from operations	$28,573,433
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Small Core Fund | Annual Report 2018	17

Statement of Changes in Net Assets
	Year Ended August 31, 2018	Year Ended August 31, 2017
Operations
Net investment income	$217,933	$886,430
Net realized gain	29,489,716	38,569,067
Net change in unrealized appreciation (depreciation)	(1,134,216)	(17,341,472)
Net increase in net assets resulting from operations	28,573,433	22,114,025
Distributions to shareholders
Net investment income
Class A	(117,801)	(173,000)
Advisor Class	(3,861)	(9,829)
Class I	—	(274,529)
Institutional Class	(157,929)	(261,063)
Institutional 2 Class	(2,701)	(14,276)
Institutional 3 Class	(288,519)	(36,572)
Class T	(368)	(503)
Class V	(150,990)	(144,072)
Net realized gains
Class A	(8,786,999)	(25,795,429)
Advisor Class	(147,372)	(743,122)
Class B	—	(81,231)
Class C	(3,194,732)	(6,630,145)
Class I	—	(15,779,743)
Institutional Class	(6,027,157)	(19,737,710)
Institutional 2 Class	(84,852)	(886,918)
Institutional 3 Class	(8,389,930)	(2,102,102)
Class T	(27,419)	(75,007)
Class V	(11,262,638)	(21,482,049)
Total distributions to shareholders	(38,643,268)	(94,227,300)
Increase (decrease) in net assets from capital stock activity	(59,793,571)	8,949,070
Total decrease in net assets	(69,863,406)	(63,164,205)
Net assets at beginning of year	209,242,705	272,406,910
Net assets at end of year	$139,379,299	$209,242,705
Undistributed (excess of distributions over) net investment income	$(226,427)	$8,382
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Disciplined Small Core Fund | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2018		August 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,003,977	7,828,959	1,395,615	13,466,068
Distributions reinvested	962,296	7,082,498	2,570,210	21,641,165
Redemptions	(2,418,383)	(19,062,523)	(4,567,051)	(41,417,051)
Net decrease	(452,110)	(4,151,066)	(601,226)	(6,309,818)
Advisor Class
Subscriptions	118,622	1,046,725	48,626	496,792
Distributions reinvested	17,855	151,233	79,677	752,951
Redemptions	(41,088)	(359,090)	(286,796)	(3,010,875)
Net increase (decrease)	95,389	838,868	(158,493)	(1,761,132)
Class B
Subscriptions	—	—	1,583	8,231
Distributions reinvested	—	—	13,901	72,284
Redemptions	—	—	(36,701)	(205,142)
Net decrease	—	—	(21,217)	(124,627)
Class C
Subscriptions	238,410	996,761	301,372	1,668,145
Distributions reinvested	725,953	2,831,219	1,083,432	5,655,516
Redemptions	(1,653,648)	(7,002,867)	(1,134,058)	(6,899,588)
Net increase (decrease)	(689,285)	(3,174,887)	250,746	424,073
Class I
Subscriptions	—	—	76,704	755,431
Distributions reinvested	—	—	1,707,843	16,053,727
Redemptions	—	—	(5,737,203)	(55,036,426)
Net decrease	—	—	(3,952,656)	(38,227,268)
Institutional Class
Subscriptions	427,057	3,736,189	2,467,312	25,523,795
Distributions reinvested	610,617	5,049,807	1,446,011	13,390,059
Redemptions	(2,125,619)	(19,952,608)	(3,919,368)	(39,174,860)
Net decrease	(1,087,945)	(11,166,612)	(6,045)	(261,006)
Institutional 2 Class
Subscriptions	27,494	260,982	261,636	2,593,182
Distributions reinvested	10,252	87,553	94,763	901,194
Redemptions	(270,793)	(2,696,793)	(292,523)	(2,896,262)
Net increase (decrease)	(233,047)	(2,348,258)	63,876	598,114
Institutional 3 Class
Subscriptions	104,501	962,885	5,089,953	48,792,250
Distributions reinvested	991,424	8,565,902	222,723	2,138,140
Redemptions	(6,079,741)	(53,906,097)	(791,106)	(7,979,352)
Net increase (decrease)	(4,983,816)	(44,377,310)	4,521,570	42,951,038
Class T
Distributions reinvested	3,746	27,567	8,903	74,960
Redemptions	(7,342)	(56,483)	(10,820)	(96,299)
Net decrease	(3,596)	(28,916)	(1,917)	(21,339)
Class V
Subscriptions	422,269	2,927,131	686,076	5,495,087
Distributions reinvested	1,197,764	8,264,569	1,935,736	15,466,654
Redemptions	(887,544)	(6,577,090)	(1,033,029)	(9,280,706)
Net increase	732,489	4,614,610	1,588,783	11,681,035
Total net increase (decrease)	(6,621,921)	(59,793,571)	1,683,421	8,949,070
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Small Core Fund | Annual Report 2018	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2018	$8.45	(0.00) (c)	1.26	0.00 (c)	1.26	(0.02)	(1.69)	(1.71)
Year Ended 8/31/2017	$11.81	0.02	0.94	—	0.96	(0.03)	(4.29)	(4.32)
Year Ended 8/31/2016	$16.72	0.00 (c)	0.65	—	0.65	(0.01)	(5.55)	(5.56)
Year Ended 8/31/2015	$19.57	(0.06)	(1.21)	—	(1.27)	(0.01)	(1.57)	(1.58)
Year Ended 8/31/2014	$18.57	(0.06)	2.73	—	2.67	(0.01)	(1.66)	(1.67)
Advisor Class
Year Ended 8/31/2018	$9.49	0.02	1.45	0.00 (c)	1.47	(0.04)	(1.69)	(1.73)
Year Ended 8/31/2017	$12.79	0.05	0.99	—	1.04	(0.05)	(4.29)	(4.34)
Year Ended 8/31/2016	$17.63	0.03	0.70	—	0.73	(0.02)	(5.55)	(5.57)
Year Ended 8/31/2015	$20.51	(0.02)	(1.26)	—	(1.28)	(0.03)	(1.57)	(1.60)
Year Ended 8/31/2014	$19.37	(0.02)	2.86	—	2.84	(0.04)	(1.66)	(1.70)
Class C
Year Ended 8/31/2018	$5.21	(0.03)	0.72	0.00 (c)	0.69	—	(1.69)	(1.69)
Year Ended 8/31/2017	$8.84	(0.03)	0.69	—	0.66	—	(4.29)	(4.29)
Year Ended 8/31/2016	$13.93	(0.07)	0.53	—	0.46	—	(5.55)	(5.55)
Year Ended 8/31/2015	$16.68	(0.17)	(1.01)	—	(1.18)	—	(1.57)	(1.57)
Year Ended 8/31/2014	$16.15	(0.18)	2.37	—	2.19	—	(1.66)	(1.66)
Institutional Class
Year Ended 8/31/2018	$9.30	0.02	1.41	0.00 (c)	1.43	(0.04)	(1.69)	(1.73)
Year Ended 8/31/2017	$12.61	0.05	0.98	—	1.03	(0.05)	(4.29)	(4.34)
Year Ended 8/31/2016	$17.46	0.03	0.69	—	0.72	(0.02)	(5.55)	(5.57)
Year Ended 8/31/2015	$20.33	(0.02)	(1.25)	—	(1.27)	(0.03)	(1.57)	(1.60)
Year Ended 8/31/2014	$19.21	(0.01)	2.83	—	2.82	(0.04)	(1.66)	(1.70)
Institutional 2 Class
Year Ended 8/31/2018	$9.56	0.02	1.47	0.00 (c)	1.49	(0.05)	(1.69)	(1.74)
Year Ended 8/31/2017	$12.85	0.06	1.01	—	1.07	(0.07)	(4.29)	(4.36)
Year Ended 8/31/2016	$17.68	0.05	0.70	—	0.75	(0.03)	(5.55)	(5.58)
Year Ended 8/31/2015	$20.55	0.02	(1.28)	—	(1.26)	(0.04)	(1.57)	(1.61)
Year Ended 8/31/2014	$19.38	0.02	2.87	—	2.89	(0.06)	(1.66)	(1.72)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Disciplined Small Core Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2018	$8.00	16.70% (d)	1.43% (e)	1.37% (e),(f)	(0.00%) (c)	87%	$41,991
Year Ended 8/31/2017	$8.45	8.22%	1.42% (g)	1.37% (f),(g)	0.26%	87%	$48,138
Year Ended 8/31/2016	$11.81	4.32%	1.39%	1.38% (f)	0.01%	112%	$74,434
Year Ended 8/31/2015	$16.72	(6.81%)	1.36%	1.36% (f)	(0.35%)	23%	$137,486
Year Ended 8/31/2014	$19.57	14.73%	1.35% (e)	1.35% (e),(f)	(0.32%)	19%	$418,814
Advisor Class
Year Ended 8/31/2018	$9.23	17.17% (d)	1.19% (e)	1.12% (e),(f)	0.20%	87%	$1,529
Year Ended 8/31/2017	$9.49	8.30%	1.16% (g)	1.12% (f),(g)	0.47%	87%	$667
Year Ended 8/31/2016	$12.79	4.64%	1.14%	1.13% (f)	0.26%	112%	$2,926
Year Ended 8/31/2015	$17.63	(6.56%)	1.11%	1.11% (f)	(0.09%)	23%	$6,123
Year Ended 8/31/2014	$20.51	15.02%	1.10% (e)	1.10% (e),(f)	(0.09%)	19%	$7,124
Class C
Year Ended 8/31/2018	$4.21	15.81% (d)	2.18% (e)	2.12% (e),(f)	(0.73%)	87%	$5,613
Year Ended 8/31/2017	$5.21	7.34%	2.17% (g)	2.12% (f),(g)	(0.49%)	87%	$10,530
Year Ended 8/31/2016	$8.84	3.62%	2.14%	2.13% (f)	(0.73%)	112%	$15,654
Year Ended 8/31/2015	$13.93	(7.53%)	2.11%	2.11% (f)	(1.09%)	23%	$22,625
Year Ended 8/31/2014	$16.68	13.90%	2.10% (e)	2.10% (e),(f)	(1.06%)	19%	$31,035
Institutional Class
Year Ended 8/31/2018	$9.00	17.06% (d)	1.18% (e)	1.12% (e),(f)	0.27%	87%	$32,221
Year Ended 8/31/2017	$9.30	8.34%	1.18% (g)	1.12% (f),(g)	0.50%	87%	$43,415
Year Ended 8/31/2016	$12.61	4.64%	1.14%	1.13% (f)	0.22%	112%	$58,911
Year Ended 8/31/2015	$17.46	(6.56%)	1.11%	1.11% (f)	(0.09%)	23%	$239,255
Year Ended 8/31/2014	$20.33	15.04%	1.10% (e)	1.10% (e),(f)	(0.06%)	19%	$466,376
Institutional 2 Class
Year Ended 8/31/2018	$9.31	17.26% (d)	1.04% (e)	1.00% (e)	0.17%	87%	$509
Year Ended 8/31/2017	$9.56	8.47%	1.04% (g)	1.02% (g)	0.57%	87%	$2,751
Year Ended 8/31/2016	$12.85	4.76%	0.98%	0.98%	0.35%	112%	$2,876
Year Ended 8/31/2015	$17.68	(6.43%)	0.93%	0.93%	0.10%	23%	$12,955
Year Ended 8/31/2014	$20.55	15.30%	0.90% (e)	0.90% (e)	0.11%	19%	$27,726
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Small Core Fund | Annual Report 2018	21

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2018	$9.66	0.05	1.46	0.00 (c)	1.51	(0.06)	(1.69)	(1.75)
Year Ended 8/31/2017	$12.94	0.06	1.02	—	1.08	(0.07)	(4.29)	(4.36)
Year Ended 8/31/2016	$17.76	0.06	0.70	—	0.76	(0.03)	(5.55)	(5.58)
Year Ended 8/31/2015	$20.63	0.03	(1.29)	—	(1.26)	(0.04)	(1.57)	(1.61)
Year Ended 8/31/2014	$19.45	0.03	2.88	—	2.91	(0.07)	(1.66)	(1.73)
Class T
Year Ended 8/31/2018	$8.44	0.00 (c)	1.27	0.00 (c)	1.27	(0.02)	(1.69)	(1.71)
Year Ended 8/31/2017	$11.81	0.02	0.93	—	0.95	(0.03)	(4.29)	(4.32)
Year Ended 8/31/2016	$16.72	0.00 (c)	0.65	—	0.65	(0.01)	(5.55)	(5.56)
Year Ended 8/31/2015	$19.57	(0.09)	(1.18)	—	(1.27)	(0.01)	(1.57)	(1.58)
Year Ended 8/31/2014	$18.57	(0.06)	2.73	—	2.67	(0.01)	(1.66)	(1.67)
Class V
Year Ended 8/31/2018	$8.01	(0.00) (c)	1.20	0.00 (c)	1.20	(0.02)	(1.69)	(1.71)
Year Ended 8/31/2017	$11.41	0.02	0.90	—	0.92	(0.03)	(4.29)	(4.32)
Year Ended 8/31/2016	$16.33	0.00 (c)	0.64	—	0.64	(0.01)	(5.55)	(5.56)
Year Ended 8/31/2015	$19.16	(0.06)	(1.19)	—	(1.25)	(0.01)	(1.57)	(1.58)
Year Ended 8/31/2014	$18.21	(0.07)	2.68	—	2.61	(0.00) (c)	(1.66)	(1.66)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
(d)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.04%.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
(g)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Class T	Class V
08/31/2017	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Disciplined Small Core Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2018	$9.42	17.24% (d)	0.98% (e)	0.95% (e)	0.55%	87%	$548
Year Ended 8/31/2017	$9.66	8.57%	1.00%	0.98%	0.57%	87%	$48,689
Year Ended 8/31/2016	$12.94	4.83%	0.94%	0.94%	0.49%	112%	$6,736
Year Ended 8/31/2015	$17.76	(6.39%)	0.88%	0.88%	0.17%	23%	$3,024
Year Ended 8/31/2014	$20.63	15.33%	0.87% (e)	0.87% (e)	0.16%	19%	$14,600
Class T
Year Ended 8/31/2018	$8.00	16.84% (d)	1.42% (e)	1.37% (e),(f)	0.02%	87%	$107
Year Ended 8/31/2017	$8.44	8.09%	1.42% (g)	1.37% (f),(g)	0.26%	87%	$143
Year Ended 8/31/2016	$11.81	4.32%	1.39%	1.38% (f)	0.02%	112%	$223
Year Ended 8/31/2015	$16.72	(6.80%)	1.30%	1.30% (f)	(0.44%)	23%	$306
Year Ended 8/31/2014	$19.57	14.73%	1.35% (e)	1.35% (e),(f)	(0.32%)	19%	$69,033
Class V
Year Ended 8/31/2018	$7.50	16.87% (d)	1.43% (e)	1.37% (e),(f)	(0.01%)	87%	$56,862
Year Ended 8/31/2017	$8.01	8.12%	1.43% (g)	1.37% (f),(g)	0.25%	87%	$54,908
Year Ended 8/31/2016	$11.41	4.35%	1.39%	1.38% (f)	0.03%	112%	$60,071
Year Ended 8/31/2015	$16.33	(6.87%)	1.38%	1.38% (f)	(0.36%)	23%	$65,184
Year Ended 8/31/2014	$19.16	14.71%	1.40% (e)	1.40% (e),(f)	(0.36%)	19%	$78,860
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Small Core Fund | Annual Report 2018	23

Notes to Financial Statements
August 31, 2018
Note 1. Organization
Columbia Disciplined Small Core Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares will automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
Class V shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class V shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class V shares are available only to investors who received (and who have continuously held) Class V shares in connection with previous fund reorganizations.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which
24	Columbia Disciplined Small Core Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or
Columbia Disciplined Small Core Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
August 31, 2018
terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
26	Columbia Disciplined Small Core Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2018:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	121,424*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	445,643

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	151,603
Columbia Disciplined Small Core Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
August 31, 2018
The following table is a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	4,414,675

*	Based on the ending quarterly outstanding amounts for the year ended August 31, 2018.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
28	Columbia Disciplined Small Core Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.85% to 0.73% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2018 was 0.85% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Columbia Disciplined Small Core Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
August 31, 2018
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to January 1, 2018, Institutional 3 Class shares were subject to a contractual transfer agency fee limitation of not more than 0.00% and Institutional 2 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.05% of the average annual daily net assets attributable to Institutional 2 Class.
For the year ended August 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.19
Advisor Class	0.19
Class C	0.19
Institutional Class	0.19
Institutional 2 Class	0.05
Institutional 3 Class	0.00
Class T	0.19
Class V	0.19
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $1,465.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.25% of the average daily net assets attributable to Class A, Class C and Class T shares of the Fund, respectively.
30	Columbia Disciplined Small Core Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended August 31, 2018, if any, are listed below:
Amount ($)
Class A	9,861
Class C	1,161
Class V	3,547
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2018 through December 31, 2018	Prior to January 1, 2018
Class A	1.38%	1.38%
Advisor Class	1.13	1.13
Class C	2.13	2.13
Institutional Class	1.13	1.13
Institutional 2 Class	1.00	1.03
Institutional 3 Class	0.94	0.98
Class T	1.38	1.38
Class V	1.38	1.38
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to
Columbia Disciplined Small Core Fund | Annual Report 2018	31

Notes to Financial Statements  (continued)
August 31, 2018
waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Reflected in the contractual cap commitment, prior to January 1, 2018, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.00% for Institutional 3 Class and 0.05% for Institutional 2 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, derivative investments, trustees’ deferred compensation, re-characterization of distributions for investments and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
269,427	(269,427)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2018			Year Ended August 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
10,740,732	27,902,536	38,643,268	7,196,619	87,030,681	94,227,300
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
1,703,400	24,117,409	—	22,227,489
At August 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
117,152,801	27,045,141	(4,817,652)	22,227,489
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
32	Columbia Disciplined Small Core Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $155,526,827 and $253,468,647, respectively, for the year ended August 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Payments by affiliates
During the year ended August 31, 2018, the Investment Manager reimbursed the Fund $59,296 for a loss on a trading error.
Note 7. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 8. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended August 31, 2018.
Note 9. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
Columbia Disciplined Small Core Fund | Annual Report 2018	33

Notes to Financial Statements  (continued)
August 31, 2018
For the year ended August 31, 2018, the Fund’s borrowing activity was as follows:
Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
1,300,000	2.24	1
Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at August 31, 2018.
Note 10. Significant risks
Shareholder concentration risk
At August 31, 2018, one unaffiliated shareholder of record owned 19.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 10.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
34	Columbia Disciplined Small Core Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Disciplined Small Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Disciplined Small Core Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the “Fund”) as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian, transfer agent, and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Disciplined Small Core Fund | Annual Report 2018	35

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
23.15%	22.91%	$28,696,702
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
36	Columbia Disciplined Small Core Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Disciplined Small Core Fund | Annual Report 2018	37

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
38	Columbia Disciplined Small Core Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	193	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Disciplined Small Core Fund | Annual Report 2018	39

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
40	Columbia Disciplined Small Core Fund | Annual Report 2018

Board Consideration and Approval of Management
Agreement
On June 12, 2018, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Disciplined Small Core Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 6, 2018, April 26, 2018 and June 11, 2018 and at Board meetings held on March 7, 2018 and June 12, 2018. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2018, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2018, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2019 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
Columbia Disciplined Small Core Fund | Annual Report 2018	41

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to support continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2017, the Fund’s performance was in the ninety-second, ninety-second and ninety-third percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
42	Columbia Disciplined Small Core Fund | Annual Report 2018

Board Consideration and Approval of Management
Agreement  (continued)
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2017, the Fund’s actual management fee and net total expense ratio were ranked in the third and fourth quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2017 to profitability levels realized in 2016. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
Columbia Disciplined Small Core Fund | Annual Report 2018	43

Board Consideration and Approval of Management
Agreement  (continued)
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
44	Columbia Disciplined Small Core Fund | Annual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT. The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Disciplined Small Core Fund | Annual Report 2018	45

Columbia Disciplined Small Core Fund
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN225_08_H01_(10/18)

Annual Report
August 31, 2018
Columbia Small Cap Growth Fund I
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Small Cap Growth Fund I   |  Annual Report 2018

Columbia Small Cap Growth Fund I  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Small Cap Growth Fund I (the Fund) seeks capital appreciation, by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than, the largest stock in the Standard & Poor’s (S&P) SmallCap 600® Index.
Portfolio management
Daniel Cole, CFA
Co-Portfolio Manager
Managed Fund since 2015
Wayne Collette, CFA
Co-Portfolio Manager
Managed Fund since 2006
Lawrence Lin, CFA
Co-Portfolio Manager
Managed Fund since 2007
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/05	33.62	14.24	11.04
	Including sales charges		25.92	12.90	10.39
Advisor Class*		11/08/12	33.91	14.52	11.32
Class C	Excluding sales charges	11/01/05	32.58	13.38	10.22
	Including sales charges		31.58	13.38	10.22
Institutional Class		10/01/96	33.91	14.52	11.32
Institutional 2 Class*		02/28/13	34.07	14.73	11.43
Institutional 3 Class*		07/15/09	34.12	14.72	11.49
Class R*		09/27/10	33.26	13.95	10.77
Russell 2000 Growth Index			30.72	14.20	11.57
Russell 2000 Index			25.45	13.00	10.46
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Small Cap Growth Fund I | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2008 — August 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Growth Fund I during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at August 31, 2018)
Veeva Systems Inc., Class A	3.3
Paycom Software, Inc.	3.3
Bio-Techne Corp.	3.2
Planet Fitness, Inc., Class A	2.4
Cantel Medical Corp.	2.4
Simpson Manufacturing Co., Inc.	2.4
LendingTree, Inc.	2.4
Teladoc, Inc.	2.2
Five Below, Inc.	2.1
Beacon Roofing Supply, Inc.	2.1
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at August 31, 2018)
Common Stocks	99.4
Money Market Funds	0.6
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at August 31, 2018)
Consumer Discretionary	19.9
Consumer Staples	3.0
Energy	3.9
Financials	4.2
Health Care	30.8
Industrials	13.9
Information Technology	21.4
Real Estate	2.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Small Cap Growth Fund I | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended August 31, 2018, the Fund’s Class A shares returned 33.62% excluding sales charges. The Fund solidly outperformed its benchmarks, the Russell 2000 Growth Index and the Russell 2000 Index, which returned 30.72% and 25.45%, respectively. Companies in the sweet spot of our target aided performance: companies with 1) two or more of the core competitive advantages we seek, which we believe offer them the potential to earn financial returns that are greater than the industry cost of capital and the potential to increase market share over time; 2) ample five-year+ growth opportunities with the ability to redeploy capital repeatedly with high and/or improving returns and 3) management teams that operate their businesses within a culture of ownership and create an environment that make them a destination of choice for employees within the industry.
Equity markets moved higher
U.S. equities delivered solid gains for the 12-month period that ended August 31, 2018, hitting record highs along the way. Buoyant corporate earnings, especially in the information technology sector, along with a strengthening domestic economy and a solid global economy, boosted investor sentiment. Consumer confidence was high, jobs data remained strong and personal income increased as the period wore on. Tax cuts approved by Congress late in 2017 had a favorable impact on corporate earnings and helped fuel investor optimism. Concerns that interest rates and inflation might rise faster than expected put a damper on equity markets early in 2018, but only briefly. Equities quickly recovered their lost ground — and then some. For the 12 months ended August 31, 2018, the S&P 500 Index, which measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance, gained 19.66%. Growth stocks outperformed value stocks, and small-cap stocks outperformed large- and mid-cap stocks.
The Federal Reserve raised the federal funds target rate three times during the period, to 1.75% - 2.00%, citing strong job growth and inflation in line with its 2.0% target. The yield on the 10-year U.S. Treasury ended the period at 2.86%.
Fund strategy
Our fundamental research process favors higher quality companies with histories of consistently earning more than their industry cost of capital, sustainable growth prospects and strong management teams. We seek to identify stocks with one or more of the core competitive advantages that we have categorized. We closely monitor the overall risk characteristics of the strategy versus the benchmark Russell 2000 Growth Index and seek to manage the risk profile within predefined limits around sector over/underweights and other key risk exposures relative to the index. Typically, any sector over- or under-weights are more of a reflection of our bottom-up analysis rather than a top-down call on one sector versus another. As a result, Fund performance is largely driven by individual stock selection. However, we do occasionally take over-/under-weight positions in a sub-sector or industry group that we believe has the potential to aid performance.
Contributors and detractors
The Fund was overweight in technology software, where positions in software companies Paycom and Veeva Systems generated strong returns. Paycom offers payroll management software to small and mid-sized businesses that do not require the frills offered by larger payroll providers. The company’s financial results significantly outpaced industry expectations, and its market expansion potential continued to woo investors. Veeva Systems continued to dominate the market for customer relationship management software for life sciences companies. In the past year, modules from the company’s Vault platform have aided further expansion into the clinical operations of life sciences companies, which has aided the company’s financial return profile.
In the medical devices and supplies industry in the health care sector, Bio-techne aided performance. Bio-techne’s core proteins business supplies the picks and shovels that researchers use in drug discovery. In addition, since fiscal 2016, the company has deployed capital into key areas such as tools for cell therapy workflow and into genomics with tissue and liquid biopsy solutions. Organic growth in the core business has accelerated, and we’re excited about the strong business model that management has developed.
Consumer discretionary stocks also contributed to the Fund’s performance advantage over its benchmark, with standout returns from Planet Fitness and Ollie’s Bargain Outlet Holdings. Planet Fitness has disrupted the fitness industry by going after the 80% of the population that does not regularly exercise at a fitness studio. Planet Fitness has taken the core components of the average gym (weights and cardio) and combined it with a “no judgement” atmosphere, which has
4	Columbia Small Cap Growth Fund I | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
expanded the market of possible members, while dropping the pool, the basketball court and group fitness classes, all of which require a lot of square footage and are less capital efficient because they focus on low-frequency-use members. Although the entry membership is $10 per month, the average member pays closer to $20 per month by electing additional services. We believe that Planet Fitness’s financial return profile offers the potential for highly favorable returns in the small cap growth universe. Ollie’s Bargain Outlet Holdings is an American chain of retail stores that prides itself in providing solid deals to bargain shoppers. The company expanded its store count and continued to increase its customer base through its loyalty program, both of which, in combination with solid fundamentals, helped drive its share price sharply higher.
By contrast, a position in Pagseguro Digital, a Brazilian payments company, which entered the public markets with an initial public offering in January 2018, was a drag on returns. The company employs a digital distribution model to bring functionality for payments and services to small and mid-sized businesses in Brazil, similar to Square in the United States. They have disrupted the current competitive landscape, which is dominated by the traditional high-cost, bank branch distribution model. This is a similar strategy that Square employed with success in the United States against a similar competitive landscape. However, tariff wars along with political uncertainty ahead of the 2018 fall elections in Brazil caused the stock to stall. We took a tax loss and may revisit the stock at a later time.
At period’s end
Despite solid outperformance during this 12-month period, the last eight months were a challenge for us, given our focus on risk control and on companies in the sweet spot of their profit life cycle. During the period, the market rewarded many fast growing companies that have not proven they can deliver earnings and financial returns in excess of their industry cost of capital. While we like to find companies as early as possible in their profit life cycles, we’re vigilant about assessing a company’s strategy for turning early revenue growth and market share gains into durable profit growth. Many of those early stage companies have exceeded our price targets. As a result, we ended the period more focused on companies that have proven their ability to consistently earn greater than their industry cost of capital. At period end, the Fund was overweight in consumer companies, underweight in cyclicals and continued to have a healthy weight in software disruptors and niche dominators in health care. We reduced the Fund’s weight in earlier-stage companies. We aim to be vigilant about the volatility profile of the strategy and downside risk while still staying exposed to what we consider to be our best business opportunities.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Small Cap Growth Fund I | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2018 — August 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,193.20	1,018.45	7.41	6.82	1.34
Advisor Class	1,000.00	1,000.00	1,194.10	1,019.71	6.03	5.55	1.09
Class C	1,000.00	1,000.00	1,189.00	1,014.67	11.53	10.61	2.09
Institutional Class	1,000.00	1,000.00	1,194.30	1,019.71	6.03	5.55	1.09
Institutional 2 Class	1,000.00	1,000.00	1,195.40	1,020.32	5.37	4.94	0.97
Institutional 3 Class	1,000.00	1,000.00	1,195.30	1,020.52	5.15	4.74	0.93
Class R	1,000.00	1,000.00	1,191.70	1,017.19	8.78	8.08	1.59
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Small Cap Growth Fund I | Annual Report 2018

Portfolio of Investments
August 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 100.0%
Issuer	Shares	Value ($)
Consumer Discretionary 19.9%
Auto Components 0.7%
LCI Industries	41,000	3,810,950
Hotels, Restaurants & Leisure 11.4%
Dave & Buster’s Entertainment, Inc.(a)	152,300	8,859,291
Eldorado Resorts, Inc.(a)	91,600	4,401,380
Hilton Grand Vacations, Inc.(a)	287,900	9,402,814
Penn National Gaming, Inc.(a)	255,600	8,807,976
Planet Fitness, Inc., Class A(a)	275,400	14,147,298
Six Flags Entertainment Corp.	144,038	9,729,767
Wingstop, Inc.	161,800	10,832,510
Total		66,181,036
Household Durables 1.2%
Roku, Inc.(a)	117,800	7,007,922
Internet & Direct Marketing Retail 0.5%
Nutrisystem, Inc.	68,300	2,527,100
Media 1.9%
World Wrestling Entertainment, Inc., Class A	125,800	10,996,178
Multiline Retail 1.3%
Ollie’s Bargain Outlet Holdings, Inc.(a)	86,900	7,568,990
Specialty Retail 2.9%
Five Below, Inc.(a)	106,400	12,392,408
Floor & Decor Holdings, Inc.(a)	125,369	4,608,564
Total		17,000,972
Total Consumer Discretionary		115,093,148
Consumer Staples 3.0%
Beverages 1.1%
Fever-Tree Drinks PLC	47,700	2,302,328
MGP Ingredients, Inc.	55,900	4,310,449
Total		6,612,777
Food Products 1.9%
Calavo Growers, Inc.	46,500	4,922,025
Freshpet, Inc.(a)	157,800	5,862,270
Total		10,784,295
Total Consumer Staples		17,397,072
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 3.9%
Energy Equipment & Services 1.8%
Frank’s International NV	405,200	3,577,916
Nabors Industries Ltd.	460,900	2,843,753
Oil States International, Inc.(a)	110,300	3,733,655
Total		10,155,324
Oil, Gas & Consumable Fuels 2.1%
Delek U.S. Holdings, Inc.	86,100	4,692,450
Matador Resources Co.(a)	114,100	3,735,634
PBF Energy, Inc., Class A	72,500	3,764,200
Total		12,192,284
Total Energy		22,347,608
Financials 4.2%
Capital Markets 1.0%
MarketAxess Holdings, Inc.	30,200	5,732,564
Thrifts & Mortgage Finance 3.2%
LendingTree, Inc.(a)	55,300	14,010,255
WSFS Financial Corp.	94,800	4,626,240
Total		18,636,495
Total Financials		24,369,059
Health Care 30.8%
Biotechnology 6.9%
Atara Biotherapeutics, Inc.(a)	81,700	3,345,615
bluebird bio, Inc.(a)	15,522	2,612,353
CareDx, Inc.(a)	150,300	3,653,793
Exact Sciences Corp.(a)	81,200	6,081,068
Immunomedics, Inc.(a)	153,600	4,110,336
Loxo Oncology, Inc.(a)	18,900	3,193,722
Nightstar Therapeutics PLC, ADR(a)	91,690	1,971,335
Puma Biotechnology, Inc.(a)	37,900	1,665,705
Sage Therapeutics, Inc.(a)	26,600	4,369,316
Sarepta Therapeutics(a)	14,800	2,042,992
Spark Therapeutics, Inc.(a)	26,590	1,638,210
TESARO, Inc.(a)	89,648	2,909,077
uniQure NV(a)	60,900	2,583,987
Total		40,177,509
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund I | Annual Report 2018	7

Portfolio of Investments  (continued)
August 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 9.0%
Cantel Medical Corp.	145,000	14,065,000
Inogen, Inc.(a)	37,300	9,881,143
iRhythm Technologies, Inc.(a)	48,100	4,477,629
Quidel Corp.(a)	121,100	9,310,168
Quotient Ltd.(a)	515,900	3,946,635
West Pharmaceutical Services, Inc.	92,200	10,792,010
Total		52,472,585
Health Care Providers & Services 2.6%
Addus HomeCare Corp.(a)	73,600	4,776,640
Chemed Corp.	31,783	10,283,072
Total		15,059,712
Health Care Technology 7.0%
Medidata Solutions, Inc.(a)	105,000	8,922,900
Teladoc, Inc.(a)	160,700	12,462,285
Veeva Systems Inc., Class A(a)	181,400	18,930,904
Total		40,316,089
Life Sciences Tools & Services 4.0%
Bio-Techne Corp.	96,600	18,563,622
Codexis, Inc.(a)	167,800	2,886,160
NanoString Technologies, Inc.(a)	93,400	1,510,278
Total		22,960,060
Pharmaceuticals 1.3%
Aerie Pharmaceuticals, Inc.(a)	56,693	3,478,116
Medicines Co. (The)(a)	79,500	3,148,995
Odonate Therapeutics, Inc.(a)	56,400	1,082,316
Total		7,709,427
Total Health Care		178,695,382
Industrials 13.9%
Airlines 0.8%
Copa Holdings SA, Class A	53,900	4,308,766
Building Products 2.4%
Simpson Manufacturing Co., Inc.	183,100	14,056,587
Commercial Services & Supplies 2.0%
Healthcare Services Group, Inc.	287,200	11,835,512
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 3.1%
ITT, Inc.	130,494	7,713,500
John Bean Technologies Corp.	86,900	10,280,270
Total		17,993,770
Professional Services 1.5%
Exponent, Inc.	89,200	4,669,620
Wageworks, Inc.(a)	79,500	4,253,250
Total		8,922,870
Road & Rail 2.0%
Knight-Swift Transportation Holdings, Inc.	200,600	6,846,478
Saia, Inc.(a)	58,700	4,651,975
Total		11,498,453
Trading Companies & Distributors 2.1%
Beacon Roofing Supply, Inc.(a)	325,219	12,059,121
Total Industrials		80,675,079
Information Technology 21.4%
Internet Software & Services 8.9%
Coupa Software, Inc.(a)	54,500	3,908,195
Etsy, Inc.(a)	145,700	7,094,133
Five9, Inc.(a)	60,600	2,911,830
GTT Communications, Inc.(a)	123,500	5,316,675
Match Group, Inc.(a)	137,035	6,858,602
Mimecast Ltd.(a)	147,100	6,117,889
New Relic, Inc.(a)	105,294	10,820,012
Q2 Holdings, Inc.(a)	43,800	2,728,740
SendGrid, Inc.(a)	42,538	1,542,853
Trade Desk, Inc. (The), Class A(a)	31,800	4,511,784
Total		51,810,713
IT Services 1.1%
EPAM Systems, Inc.(a)	43,429	6,207,307
Semiconductors & Semiconductor Equipment 2.3%
Entegris, Inc.	75,000	2,542,500
MKS Instruments, Inc.	29,000	2,694,100
Silicon Laboratories, Inc.(a)	41,800	4,096,400
Universal Display Corp.	34,400	4,210,560
Total		13,543,560

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Small Cap Growth Fund I | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 9.1%
Bottomline Technologies de, Inc.(a)	96,400	6,359,508
Ellie Mae, Inc.(a)	30,594	3,223,690
ForeScout Technologies, Inc.(a)	137,358	4,954,503
HubSpot, Inc.(a)	39,970	5,743,689
Paycom Software, Inc.(a)	121,913	18,911,145
RingCentral, Inc., Class A(a)	55,600	5,179,140
SailPoint Technologies Holding, Inc.(a)	265,478	8,211,234
Total		52,582,909
Total Information Technology		124,144,489
Real Estate 2.9%
Equity Real Estate Investment Trusts (REITS) 2.9%
Coresite Realty Corp.	70,700	8,234,429
Retail Opportunity Investments Corp.	141,800	2,799,132
STORE Capital Corp.	203,104	5,851,426
Total		16,884,987
Total Real Estate		16,884,987
Total Common Stocks (Cost $452,538,087)		579,606,824

Money Market Funds 0.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.058%(b),(c)	3,659,207	3,658,841
Total Money Market Funds (Cost $3,658,841)		3,658,841
Total Investments in Securities (Cost: $456,196,928)		583,265,665
Other Assets & Liabilities, Net		(3,786,676)
Net Assets		579,478,989

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.058%
	17,335,056	261,692,277	(275,368,126)	3,659,207	(1,857)	(77)	151,922	3,658,841
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund I | Annual Report 2018	9

Portfolio of Investments  (continued)
August 31, 2018
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Consumer Discretionary	115,093,148	—	—	—	115,093,148
Consumer Staples	15,094,744	2,302,328	—	—	17,397,072
Energy	22,347,608	—	—	—	22,347,608
Financials	24,369,059	—	—	—	24,369,059
Health Care	178,695,382	—	—	—	178,695,382
Industrials	80,675,079	—	—	—	80,675,079
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Small Cap Growth Fund I | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Information Technology	124,144,489	—	—	—	124,144,489
Real Estate	16,884,987	—	—	—	16,884,987
Total Common Stocks	577,304,496	2,302,328	—	—	579,606,824
Money Market Funds	—	—	—	3,658,841	3,658,841
Total Investments in Securities	577,304,496	2,302,328	—	3,658,841	583,265,665
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund I | Annual Report 2018	11

Statement of Assets and Liabilities
August 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $452,538,087)	$579,606,824
Affiliated issuers (cost $3,658,841)	3,658,841
Receivable for:
Investments sold	2,837,133
Capital shares sold	355,629
Dividends	319,559
Expense reimbursement due from Investment Manager	191
Prepaid expenses	3,376
Trustees’ deferred compensation plan	107,316
Total assets	586,888,869
Liabilities
Payable for:
Investments purchased	6,999,361
Capital shares purchased	140,194
Management services fees	13,610
Distribution and/or service fees	1,945
Transfer agent fees	69,893
Compensation of board members	19,583
Compensation of chief compliance officer	33
Other expenses	57,945
Trustees’ deferred compensation plan	107,316
Total liabilities	7,409,880
Net assets applicable to outstanding capital stock	$579,478,989
Represented by
Paid in capital	391,827,006
Excess of distributions over net investment income	(699,076)
Accumulated net realized gain	61,282,295
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	127,068,737
Foreign currency translations	27
Total - representing net assets applicable to outstanding capital stock	$579,478,989
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Small Cap Growth Fund I | Annual Report 2018

Statement of Assets and Liabilities  (continued)
August 31, 2018
Class A
Net assets	$249,155,955
Shares outstanding	11,301,500
Net asset value per share	$22.05
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$23.40
Advisor Class
Net assets	$8,912,970
Shares outstanding	362,105
Net asset value per share	$24.61
Class C
Net assets	$8,400,508
Shares outstanding	468,584
Net asset value per share	$17.93
Institutional Class
Net assets	$226,120,213
Shares outstanding	9,654,729
Net asset value per share	$23.42
Institutional 2 Class
Net assets	$21,023,854
Shares outstanding	887,931
Net asset value per share	$23.68
Institutional 3 Class
Net assets	$64,214,460
Shares outstanding	2,683,067
Net asset value per share	$23.93
Class R
Net assets	$1,651,029
Shares outstanding	76,550
Net asset value per share	$21.57
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund I | Annual Report 2018	13

Statement of Operations
Year Ended August 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$2,428,049
Dividends — affiliated issuers	151,922
Interest	135,284
Total income	2,715,255
Expenses:
Management services fees	4,272,672
Distribution and/or service fees
Class A	531,914
Class C	128,031
Class R	7,107
Transfer agent fees
Class A	370,054
Advisor Class	9,317
Class C	22,355
Institutional Class	319,498
Institutional 2 Class	9,786
Institutional 3 Class	4,468
Class K	16
Class R	2,477
Plan administration fees
Class K	69
Compensation of board members	26,089
Custodian fees	13,556
Printing and postage fees	55,212
Registration fees	128,896
Audit fees	36,814
Legal fees	11,482
Line of credit interest	346
Compensation of chief compliance officer	190
Other	25,806
Total expenses	5,976,155
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(47,398)
Expense reduction	(5,500)
Total net expenses	5,923,257
Net investment loss	(3,208,002)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	80,020,669
Investments — affiliated issuers	(1,857)
Foreign currency translations	(5,539)
Net realized gain	80,013,273
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	68,934,609
Investments — affiliated issuers	(77)
Foreign currency translations	27
Net change in unrealized appreciation (depreciation)	68,934,559
Net realized and unrealized gain	148,947,832
Net increase in net assets resulting from operations	$145,739,830
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Small Cap Growth Fund I | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended August 31, 2018	Year Ended August 31, 2017
Operations
Net investment loss	$(3,208,002)	$(2,490,400)
Net realized gain	80,013,273	63,973,855
Net change in unrealized appreciation (depreciation)	68,934,559	21,727,809
Net increase in net assets resulting from operations	145,739,830	83,211,264
Distributions to shareholders
Net realized gains
Class A	(30,755,838)	(14,427,569)
Advisor Class	(658,517)	(102,953)
Class B	—	(44,363)
Class C	(2,144,127)	(1,163,801)
Class I	—	(2,897,417)
Institutional Class	(24,892,211)	(11,918,433)
Institutional 2 Class	(2,219,843)	(1,024,280)
Institutional 3 Class	(8,099,292)	(878,940)
Class K	(7,567)	(3,329)
Class R	(214,788)	(114,255)
Total distributions to shareholders	(68,992,183)	(32,575,340)
Increase (decrease) in net assets from capital stock activity	68,865,412	(21,467,841)
Total increase in net assets	145,613,059	29,168,083
Net assets at beginning of year	433,865,930	404,697,847
Net assets at end of year	$579,478,989	$433,865,930
Excess of distributions over net investment income	$(699,076)	$(121,599)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund I | Annual Report 2018	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2018		August 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,797,326	35,428,984	811,805	14,645,816
Distributions reinvested	1,506,195	26,328,292	729,371	12,326,375
Redemptions	(1,713,663)	(33,470,462)	(1,902,417)	(33,806,184)
Net increase (decrease)	1,589,858	28,286,814	(361,241)	(6,833,993)
Advisor Class
Subscriptions	337,404	7,486,300	303,976	6,141,909
Distributions reinvested	33,793	658,285	5,550	102,842
Redemptions	(90,216)	(1,903,391)	(296,444)	(6,073,632)
Net increase	280,981	6,241,194	13,082	171,119
Class B
Subscriptions	—	—	346	5,073
Distributions reinvested	—	—	3,059	43,649
Redemptions	—	—	(43,256)	(659,312)
Net decrease	—	—	(39,851)	(610,590)
Class C
Subscriptions	220,813	3,492,513	100,035	1,497,300
Distributions reinvested	145,159	2,075,777	69,775	995,689
Redemptions	(648,507)	(10,712,615)	(313,530)	(4,765,688)
Net decrease	(282,535)	(5,144,325)	(143,720)	(2,272,699)
Class I
Subscriptions	—	—	43,255	822,084
Distributions reinvested	—	—	160,073	2,897,317
Redemptions	—	—	(2,259,882)	(42,472,598)
Net decrease	—	—	(2,056,554)	(38,753,197)
Institutional Class
Subscriptions	2,370,671	49,045,174	1,181,510	22,327,660
Distributions reinvested	1,236,081	22,916,948	645,571	11,465,341
Redemptions	(1,727,964)	(35,613,868)	(2,756,842)	(51,444,002)
Net increase (decrease)	1,878,788	36,348,254	(929,761)	(17,651,001)
Institutional 2 Class
Subscriptions	368,410	7,872,631	204,966	3,869,035
Distributions reinvested	118,506	2,219,604	57,184	1,024,165
Redemptions	(347,447)	(7,431,467)	(153,897)	(2,943,144)
Net increase	139,469	2,660,768	108,253	1,950,056
Institutional 3 Class
Subscriptions	342,976	7,370,900	2,499,742	47,382,582
Distributions reinvested	428,068	8,099,045	48,634	878,821
Redemptions	(702,720)	(15,017,161)	(289,616)	(5,596,085)
Net increase	68,324	452,784	2,258,760	42,665,318
Class K
Distributions reinvested	399	7,344	183	3,222
Redemptions	(2,800)	(57,962)	—	—
Net increase (decrease)	(2,401)	(50,618)	183	3,222
Class R
Subscriptions	26,914	518,546	17,930	317,936
Distributions reinvested	11,736	201,152	6,697	111,302
Redemptions	(34,714)	(649,157)	(31,788)	(565,314)
Net increase (decrease)	3,936	70,541	(7,161)	(136,076)
Total net increase (decrease)	3,676,420	68,865,412	(1,158,010)	(21,467,841)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Small Cap Growth Fund I | Annual Report 2018

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Columbia Small Cap Growth Fund I | Annual Report 2018	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2018	$19.46	(0.15)	5.87	5.72	(3.13)	(3.13)
Year Ended 8/31/2017	$17.29	(0.13)	3.78	3.65	(1.48)	(1.48)
Year Ended 8/31/2016	$27.22	(0.11) (f)	0.40	0.29	(10.22)	(10.22)
Year Ended 8/31/2015	$29.40	(0.27)	3.09	2.82	(5.11)	(5.11)
Year Ended 8/31/2014	$33.32	(0.28)	1.71	1.43	(5.35)	(5.35)
Advisor Class
Year Ended 8/31/2018	$21.38	(0.12)	6.53	6.41	(3.18)	(3.18)
Year Ended 8/31/2017	$18.86	(0.09)	4.13	4.04	(1.52)	(1.52)
Year Ended 8/31/2016	$28.69	(0.03) (f)	0.42	0.39	(10.22)	(10.22)
Year Ended 8/31/2015	$30.64	(0.20)	3.24	3.04	(5.11)	(5.11)
Year Ended 8/31/2014	$34.52	(0.23)	1.78	1.55	(5.43)	(5.43)
Class C
Year Ended 8/31/2018	$16.35	(0.25)	4.82	4.57	(2.99)	(2.99)
Year Ended 8/31/2017	$14.74	(0.23)	3.20	2.97	(1.36)	(1.36)
Year Ended 8/31/2016	$24.87	(0.21) (f)	0.30	0.09	(10.22)	(10.22)
Year Ended 8/31/2015	$27.47	(0.44)	2.85	2.41	(5.11)	(5.11)
Year Ended 8/31/2014	$31.44	(0.49)	1.62	1.13	(5.10)	(5.10)
Institutional Class
Year Ended 8/31/2018	$20.49	(0.11)	6.22	6.11	(3.18)	(3.18)
Year Ended 8/31/2017	$18.13	(0.09)	3.97	3.88	(1.52)	(1.52)
Year Ended 8/31/2016	$27.98	(0.07) (f)	0.44	0.37	(10.22)	(10.22)
Year Ended 8/31/2015	$30.01	(0.20)	3.16	2.96	(5.11)	(5.11)
Year Ended 8/31/2014	$33.91	(0.21)	1.74	1.53	(5.43)	(5.43)
Institutional 2 Class
Year Ended 8/31/2018	$20.68	(0.09)	6.29	6.20	(3.20)	(3.20)
Year Ended 8/31/2017	$18.28	(0.07)	4.01	3.94	(1.54)	(1.54)
Year Ended 8/31/2016	$28.11	(0.04) (f)	0.43	0.39	(10.22)	(10.22)
Year Ended 8/31/2015	$30.09	(0.16)	3.17	3.01	(5.11)	(5.11)
Year Ended 8/31/2014	$33.90	(0.14)	1.80	1.66	(5.48)	(5.48)
Institutional 3 Class
Year Ended 8/31/2018	$20.87	(0.08)	6.35	6.27	(3.21)	(3.21)
Year Ended 8/31/2017	$18.43	(0.07)	4.06	3.99	(1.55)	(1.55)
Year Ended 8/31/2016	$28.24	(0.03) (f)	0.44	0.41	(10.22)	(10.22)
Year Ended 8/31/2015	$30.19	(0.14)	3.18	3.04	(5.11)	(5.11)
Year Ended 8/31/2014	$34.09	(0.14)	1.73	1.59	(5.49)	(5.49)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Small Cap Growth Fund I | Annual Report 2018

Financial Highlights  (continued)
	Reimbursement from affiliate	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2018	—	—	$22.05	33.62%	1.35% (c)	1.34% (c),(d)	(0.79%)	156%	$249,156
Year Ended 8/31/2017	—	—	$19.46	22.42%	1.39% (e)	1.34% (d),(e)	(0.74%)	174%	$189,019
Year Ended 8/31/2016	—	—	$17.29	2.88%	1.41% (c)	1.36% (c),(d)	(0.62%)	142%	$174,183
Year Ended 8/31/2015	—	0.11	$27.22	11.87% (g)	1.36%	1.36% (d)	(0.98%)	117%	$202,566
Year Ended 8/31/2014	—	—	$29.40	3.35%	1.30% (c)	1.30% (c),(d)	(0.88%)	148%	$216,670
Advisor Class
Year Ended 8/31/2018	—	—	$24.61	33.91%	1.10% (c)	1.09% (c),(d)	(0.53%)	156%	$8,913
Year Ended 8/31/2017	—	—	$21.38	22.68%	1.12% (e)	1.09% (d),(e)	(0.46%)	174%	$1,734
Year Ended 8/31/2016	—	—	$18.86	3.15%	1.16% (c)	1.10% (c),(d)	(0.16%)	142%	$1,283
Year Ended 8/31/2015	—	0.12	$28.69	12.18% (g)	1.10%	1.10% (d)	(0.68%)	117%	$69
Year Ended 8/31/2014	—	—	$30.64	3.59%	1.04% (c)	1.04% (c),(d)	(0.67%)	148%	$167
Class C
Year Ended 8/31/2018	—	—	$17.93	32.58%	2.10% (c)	2.09% (c),(d)	(1.54%)	156%	$8,401
Year Ended 8/31/2017	—	—	$16.35	21.48%	2.14% (e)	2.09% (d),(e)	(1.49%)	174%	$12,281
Year Ended 8/31/2016	—	—	$14.74	2.12%	2.16% (c)	2.12% (c),(d)	(1.37%)	142%	$13,187
Year Ended 8/31/2015	—	0.10	$24.87	11.07% (g)	2.11%	2.11% (d)	(1.72%)	117%	$16,810
Year Ended 8/31/2014	—	—	$27.47	2.57%	2.05% (c)	2.05% (c),(d)	(1.63%)	148%	$18,762
Institutional Class
Year Ended 8/31/2018	—	—	$23.42	33.91%	1.10% (c)	1.09% (c),(d)	(0.54%)	156%	$226,120
Year Ended 8/31/2017	—	—	$20.49	22.72%	1.14% (e)	1.09% (d),(e)	(0.49%)	174%	$159,344
Year Ended 8/31/2016	—	—	$18.13	3.15%	1.15% (c)	1.12% (c),(d)	(0.38%)	142%	$157,826
Year Ended 8/31/2015	—	0.12	$27.98	12.16% (g)	1.11%	1.11% (d)	(0.69%)	117%	$215,938
Year Ended 8/31/2014	—	—	$30.01	3.61%	1.05% (c)	1.05% (c),(d)	(0.64%)	148%	$693,432
Institutional 2 Class
Year Ended 8/31/2018	—	—	$23.68	34.07%	0.99% (c)	0.98% (c)	(0.43%)	156%	$21,024
Year Ended 8/31/2017	—	—	$20.68	22.87%	1.00% (e)	0.99% (e)	(0.39%)	174%	$15,478
Year Ended 8/31/2016	—	—	$18.28	3.24%	0.99% (c)	0.99% (c)	(0.23%)	142%	$11,704
Year Ended 8/31/2015	—	0.12	$28.11	12.33% (g)	0.96%	0.96%	(0.58%)	117%	$11,990
Year Ended 8/31/2014	0.01	—	$30.09	4.07% (h)	0.91% (c)	0.91% (c)	(0.46%)	148%	$721
Institutional 3 Class
Year Ended 8/31/2018	—	—	$23.93	34.12%	0.94% (c)	0.93% (c)	(0.38%)	156%	$64,214
Year Ended 8/31/2017	—	—	$20.87	22.96%	0.96%	0.94%	(0.38%)	174%	$54,574
Year Ended 8/31/2016	—	—	$18.43	3.30%	0.94% (c)	0.94% (c)	(0.14%)	142%	$6,562
Year Ended 8/31/2015	—	0.12	$28.24	12.38% (g)	0.90%	0.90%	(0.50%)	117%	$3,823
Year Ended 8/31/2014	—	—	$30.19	3.78%	0.86% (c)	0.86% (c)	(0.43%)	148%	$4,491
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund I | Annual Report 2018	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 8/31/2018	$19.10	(0.20)	5.75	5.55	(3.08)	(3.08)
Year Ended 8/31/2017	$17.00	(0.17)	3.71	3.54	(1.44)	(1.44)
Year Ended 8/31/2016	$26.99	(0.16) (f)	0.39	0.23	(10.22)	(10.22)
Year Ended 8/31/2015	$29.25	(0.33)	3.07	2.74	(5.11)	(5.11)
Year Ended 8/31/2014	$33.18	(0.36)	1.70	1.34	(5.27)	(5.27)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Class R
08/31/2017	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

(f)	Net investment income per share includes special dividends. The per share effect of these dividends amounted to:

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
08/31/2016	$ 0.04	$ 0.07	$ 0.03	$ 0.04	$ 0.05	$ 0.05	$ 0.04

(g)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.39%.
(h)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.05%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Small Cap Growth Fund I | Annual Report 2018

Financial Highlights  (continued)
	Reimbursement from affiliate	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 8/31/2018	—	—	$21.57	33.26%	1.60% (c)	1.59% (c),(d)	(1.04%)	156%	$1,651
Year Ended 8/31/2017	—	—	$19.10	22.10%	1.64% (e)	1.59% (d),(e)	(0.99%)	174%	$1,387
Year Ended 8/31/2016	—	—	$17.00	2.61%	1.66% (c)	1.62% (c),(d)	(0.88%)	142%	$1,356
Year Ended 8/31/2015	—	0.11	$26.99	11.63% (g)	1.61%	1.61% (d)	(1.22%)	117%	$1,706
Year Ended 8/31/2014	—	—	$29.25	3.08%	1.55% (c)	1.55% (c),(d)	(1.13%)	148%	$2,500
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund I | Annual Report 2018	21

Notes to Financial Statements
August 31, 2018
Note 1. Organization
Columbia Small Cap Growth Fund I (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares will automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The Fund no longer accepts investments by existing investors in Class K shares. When available, Class K shares were not subject to sales charges and were made available only to existing investors in Class K shares. On March 9, 2018, Class K shares were redeemed or exchanged for Advisor Class shares of the Fund in a tax free transaction that had no impact on fees and expenses paid by the shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
22	Columbia Small Cap Growth Fund I | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Columbia Small Cap Growth Fund I | Annual Report 2018	23

Notes to Financial Statements  (continued)
August 31, 2018
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
24	Columbia Small Cap Growth Fund I | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2018 was 0.87% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
Columbia Small Cap Growth Fund I | Annual Report 2018	25

Notes to Financial Statements  (continued)
August 31, 2018
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended August 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.17
Advisor Class	0.17
Class C	0.17
Institutional Class	0.17
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class K	0.03 (a)
Class R	0.17

(a)	Unannualized.
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expire in January 2019. At August 31, 2018, the Fund’s total potential future obligation over the life of the Guaranty is $3,515. The liability remaining at August 31, 2018 for non-recurring charges associated with the lease amounted to $1,943 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $5,500.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund paid an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services. As a result of all Class K shares of the Fund being redeemed or exchanged for Advisor Class shares, March 9, 2018 was the last day the Fund paid a plan administration fee for Class K shares.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
26	Columbia Small Cap Growth Fund I | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended August 31, 2018, if any, are listed below:
Amount ($)
Class A	146,256
Class C	1,420
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2018 through December 31, 2018	Prior to January 1, 2018
Class A	1.35%	1.35%
Advisor Class	1.10	1.10
Class C	2.10	2.10
Institutional Class	1.10	1.10
Institutional 2 Class	0.98	1.015
Institutional 3 Class	0.93	0.965
Class R	1.60	1.60
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Columbia Small Cap Growth Fund I | Annual Report 2018	27

Notes to Financial Statements  (continued)
August 31, 2018
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, re-characterization of distributions for investments, trustees’ deferred compensation, foreign currency transactions and net operating loss reclassification. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
2,630,525	(2,630,525)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2018			Year Ended August 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
47,718,358	21,273,825	68,992,183	4,084,543	28,490,797	32,575,340
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
33,432,962	28,410,955	—	125,935,491
At August 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
457,330,174	134,299,082	(8,363,591)	125,935,491
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $751,828,216 and $749,247,432, respectively, for the year ended August 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
28	Columbia Small Cap Growth Fund I | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended August 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
For the year ended August 31, 2018, the Fund’s borrowing activity was as follows:
Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
1,700,000	2.44	3
Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at August 31, 2018.
Note 9. Significant risks
Consumer discretionary sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.
Columbia Small Cap Growth Fund I | Annual Report 2018	29

Notes to Financial Statements  (continued)
August 31, 2018
Health care sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Shareholder concentration risk
At August 31, 2018, affiliated shareholders of record owned 18.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
30	Columbia Small Cap Growth Fund I | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Small Cap Growth Fund I
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Small Cap Growth Fund I (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the “Fund”) as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other audit procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Small Cap Growth Fund I | Annual Report 2018	31

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
3.97%	3.91%	$36,793,229
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
32	Columbia Small Cap Growth Fund I | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Small Cap Growth Fund I | Annual Report 2018	33

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
34	Columbia Small Cap Growth Fund I | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	193	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Small Cap Growth Fund I | Annual Report 2018	35

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
36	Columbia Small Cap Growth Fund I | Annual Report 2018

Board Consideration and Approval of Management
Agreement
On June 12, 2018, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Small Cap Growth Fund I (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 6, 2018, April 26, 2018 and June 11, 2018 and at Board meetings held on March 7, 2018 and June 12, 2018. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2018, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2018, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2019 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
Columbia Small Cap Growth Fund I | Annual Report 2018	37

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Committee and the Board noted that, through December 31, 2017, the Fund’s performance was in the twenty-first, ninth and thirty-ninth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2017, the Fund’s actual management fee and net total expense ratio were both ranked in the third quintile (where the lowest
38	Columbia Small Cap Growth Fund I | Annual Report 2018

Board Consideration and Approval of Management
Agreement  (continued)
fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2017 to profitability levels realized in 2016. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Columbia Small Cap Growth Fund I | Annual Report 2018	39

Board Consideration and Approval of Management
Agreement  (continued)
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
40	Columbia Small Cap Growth Fund I | Annual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT. The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Small Cap Growth Fund I | Annual Report 2018	41

Columbia Small Cap Growth Fund I
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN226_08_H01_(10/18)

Annual Report
August 31, 2018
Columbia Global Dividend Opportunity Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Global Dividend Opportunity Fund   |  Annual Report 2018

Columbia Global Dividend Opportunity Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Global Dividend Opportunity Fund (the Fund) seeks total return, consisting of current income and capital appreciation.
Portfolio management
Jonathan Crown
Lead Portfolio Manager
Managed Fund since 2016
Georgina Hellyer, CFA
Portfolio Manager
Managed Fund since January 2018
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/02	6.21	4.99	4.68
	Including sales charges		0.11	3.75	4.06
Advisor Class*		03/19/13	6.47	5.26	4.94
Class C	Excluding sales charges	10/13/03	5.42	4.21	3.89
	Including sales charges		4.42	4.21	3.89
Institutional Class		11/09/00	6.51	5.26	4.94
Institutional 2 Class*		01/08/14	6.62	5.41	5.02
Institutional 3 Class*		07/15/09	6.72	5.50	5.13
Class R*		09/27/10	5.95	4.72	4.41
Class T*	Excluding sales charges	09/27/10	6.21	5.03	4.72
	Including sales charges		3.54	4.50	4.46
MSCI ACWI High Dividend Yield Index (Net)			6.00	6.85	5.88
MSCI ACWI (Net)			11.41	9.67	6.71
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI ACWI High Dividend Yield Index (Net) includes large and mid-cap stocks across 23 developed market countries. The index is designed to reflect the performance of equities selected from the MSCI World Index with higher than average dividend yields that are both sustainable and persistent.
The MSCI ACWI (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indices comprising 24 developed and 21 emerging market country indices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI High Dividend Yield Index (Net) and the MSCI ACWI (Net) which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Global Dividend Opportunity Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2008 — August 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Dividend Opportunity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at August 31, 2018)
Wells Fargo & Co. (United States)	3.2
Unilever NV-CVA (Netherlands)	2.8
Deutsche Telekom AG, Registered Shares (Germany)	2.6
Pfizer, Inc. (United States)	2.6
British American Tobacco PLC (United Kingdom)	2.5
Royal Dutch Shell PLC, Class A (United Kingdom)	2.4
Cisco Systems, Inc. (United States)	2.3
Nutrien Ltd. (Canada)	2.2
Daiwa Securities Group, Inc. (Japan)	2.2
Manulife Financial Corp. (Canada)	2.2
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at August 31, 2018)
Consumer Discretionary	9.1
Consumer Staples	11.6
Energy	9.8
Financials	22.9
Health Care	7.9
Industrials	10.8
Information Technology	12.0
Materials	7.5
Real Estate	1.5
Telecommunication Services	6.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Global Dividend Opportunity Fund | Annual Report 2018	3

Fund at a Glance   (continued)
Country breakdown (%) (at August 31, 2018)
Australia	5.3
Austria	0.8
Brazil	1.4
Canada	7.1
China	2.4
Finland	1.3
France	1.3
Germany	5.3
Hong Kong	1.5
Indonesia	2.0
Isle of Man	1.0
Japan	6.8
Mexico	0.1
Netherlands	3.8
South Africa	0.4
South Korea	0.8
Spain	2.0
Switzerland	3.4
Taiwan	3.2
Thailand	1.9
United Kingdom	11.4
United States(a)	36.8
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Columbia Global Dividend Opportunity Fund | Annual Report 2018

Manager Discussion of Fund Performance
For the 12-month period that ended August 31, 2018, the Fund’s Class A shares returned 6.21% excluding sales charges. The Fund outperformed its primary benchmark, the MSCI ACWI High Dividend Yield Index, which returned 6.00%, but underperformed its secondary benchmark, the MSCI All Country World Index (Net), which returned 11.41% for the same time period. The Fund’s outperformance of its primary benchmark can be attributed primarily to effective stock selection overall. Country allocation and sector allocation as a whole detracted, albeit modestly.
Global equity markets gained but were pressured amid trade tensions
Global equities began the period positively, benefiting in particular from strong third quarter 2017 earnings and anticipation that the U.S. Congress would approve a flagship tax-cutting bill. The bill, passed on December 20, 2017, featured a permanent corporate tax cut and temporary reductions in income taxes for some individuals. Japanese shares fared well, further supported following Prime Minister Abe’s re-election victory. U.K. equity indices rose as well, benefiting from their comparatively large commodities exposure, as oil prices reached two-year highs on output cuts among major producers. European equities performed more modestly, as political uncertainty and the burden of a strong euro on exporters offset healthy economic indicators. Then, 2018 saw the return of volatility to global equity markets. Despite positive economic growth data and strong corporate earnings results, 2017’s steady appreciation came to an end on bouts of political tensions and an escalating trade dispute between the U.S. and China. Against this backdrop, U.S. equities remained the strongest performers in response to buoyant corporate earnings results, particularly within the information technology sector, and solid domestic economic markers. The materialization of the U.S. Administration’s flagship tax reform bill at the start of the new calendar year provided further support to U.S. equity markets. However, having started the calendar year well on ongoing increases in oil prices and strong corporate earnings, European equities subsequently fell on the formation of an Italian euro-sceptic coalition. Emerging market equities also declined on trade tensions, currency pressures and hawkish U.S. Federal Reserve commentary.
Within the primary benchmark, Russia and Austria performed best for the period overall, followed by Qatar, Malaysia and Finland. The U.S. posted double-digit positive absolute returns, but lagged these other nations’ markets. The weakest performers during the period were Turkey, India, Brazil, Sweden and Pakistan. From a sector perspective, information technology and energy were the best performers in the primary benchmark during the period. Conversely, telecommunication services and consumer staples were the weakest sectors in the primary benchmark during the period.
Stock selection aided results most
Stock selection in the consumer discretionary, health care and energy sectors contributed most positively to the Fund’s results during the period. From a country perspective, stock selection in the U.S., Japan and China was most beneficial to Fund results.
During the period, U.S. petroleum refiner Valero Energy, U.S. derivatives exchange operator CME Group and U.S. technology hardware company Cisco Systems were among the top contributors to Fund results. Valero Energy’s shares rose on better refining margins and crude oil price differentials. CME Group’s strong performance was driven by the company’s strategic diversification into new areas of demand, most notably across commodities, base metals and crypto trading. Shares of Cisco Systems rose on improved guidance amid optimism surrounding the company’s transition toward a business model built on subscriptions, which, in turn, promotes visible, recurring revenues.
Telecommunication services positioning dampened Fund results
Stock selection in and having an overweight to the weakly performing telecommunication services sector dampened the Fund’s relative results most, as concerns over increasing capital expenditure requirements plagued the sector. Stock selection in consumer staples and industrials also detracted from Fund performance during the period. From a country perspective, stock selection in Brazil, France and Indonesia detracted most. Having overweights to Brazil and Indonesia, which each posted negative absolute returns during the period, also hurt.
Among the individual holdings that detracted most from relative results during the period were U.K. tobacco company British American Tobacco, Brazilian beer producer and distributor Ambev and U.S.-based diversified conglomerate General Electric. British American Tobacco, along with tobacco companies broadly and traditionally defensive sectors as a whole, largely fell out of favor as signs of wage inflation reinforced expectations that copious central bank stimulus may soon come to a close.
Columbia Global Dividend Opportunity Fund | Annual Report 2018	5

Manager Discussion of Fund Performance  (continued)
Despite this backdrop, at the end of the period, we felt that as one of the most globally diversified tobacco businesses, British American Tobacco displayed strong longer term growth potential on the back of sustained price increases, tax reform gains, cost management and development of synergies from its acquisition of Reynolds American. Ambev posted a negative absolute return during the period, as investors expressed some concerns over the depreciation of the real, higher aluminum prices and the company’s competitive scenario, despite its net sales meeting consensus estimates. At the end of the period, we believed Ambev retained an attractive mix of income and growth potential, coupled with a strong balance sheet. The share price of General Electric declined on concerns about the company’s earnings report. We sold the Fund’s position in General Electric after its management failed to provide detail on different business units despite previous assurances and after anticipated improvements in cash flow generation did not materialize.
Stock selection strategy drove weighting changes
During the period, the Fund’s dividend yield hurdle for individual stocks was shifted from an absolute target of 3% or greater to a relative target of 100% of the yield of the broader market, as represented by the MSCI All Country World Index (Net). We continued to focus on the top 40% of dividend yield stocks and believe the relative yield hurdle enables us to more effectively target this market segment. In implementing our bottom-up selection strategy, the Fund’s allocations to industrials and financials increased relative to the primary benchmark, the latter mainly via the banks subsector. These increases were funded by reductions in allocations to the health care, utilities and materials sectors. Also worth noting was a decrease in exposure to the semiconductor subsector within the information technology sector. Among the most significant purchases for the Fund during the period were German specialty chemicals manufacturer Evonik Industries, which we believe has considerable scope to generate operational and cost-based efficiencies. We also initiated a Fund position in U.S. global alternative asset manager services provider Apollo Global Management, which, in our view, offers good performance and strong prospects following successful fund raising. Conversely, we sold the Fund’s position in entertainment facilities developer Regal Entertainment on growing concerns about competition from premium video on demand services. We also exited the Fund’s position in utility PG&E. Its shares had fallen on rumors of liability in an investigation in the U.S., which led to an unexpected dividend cut, and we felt such uncertainty could persist for some time. From a country perspective, we increased the Fund’s exposure to Japan, the Netherlands, Indonesia and Canada and reduced its exposure to Switzerland and the U.S. relative to the primary benchmark.
At the end of the period, the Fund was most overweight in the financials, materials and telecommunication services sectors and most underweight in the utilities, health care and consumer staples sectors relative to the primary benchmark. By country, the Fund was most overweight in the U.K., Australia, Japan and the Netherlands and was most underweight in Switzerland, the U.S. and France relative to the primary benchmark.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Global Dividend Opportunity Fund | Annual Report 2018

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2018 — August 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	994.20	1,018.90	6.28	6.36	1.25
Advisor Class	1,000.00	1,000.00	995.50	1,020.16	5.03	5.09	1.00
Class C	1,000.00	1,000.00	990.30	1,015.12	10.03	10.16	2.00
Institutional Class	1,000.00	1,000.00	996.00	1,020.16	5.03	5.09	1.00
Institutional 2 Class	1,000.00	1,000.00	996.20	1,020.82	4.38	4.43	0.87
Institutional 3 Class	1,000.00	1,000.00	996.50	1,021.12	4.08	4.13	0.81
Class R	1,000.00	1,000.00	992.90	1,017.64	7.53	7.63	1.50
Class T	1,000.00	1,000.00	994.20	1,018.90	6.28	6.36	1.25
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Global Dividend Opportunity Fund | Annual Report 2018	7

Portfolio of Investments
August 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 95.1%
Issuer	Shares	Value ($)
Australia 5.3%
Amcor Ltd.	656,825	6,758,455
DuluxGroup Ltd.	979,182	5,538,439
Goodman Group	578,757	4,457,697
Sydney Airport	1,218,109	6,324,861
Transurban Group(a),(b)	723,186	6,269,975
Total		29,349,427
Austria 0.8%
Erste Group Bank AG	116,369	4,629,031
Brazil 1.4%
Ambev SA	1,082,200	5,018,968
Kroton Educacional SA	1,106,500	2,776,369
Total		7,795,337
Canada 7.1%
Manulife Financial Corp.	652,312	11,936,560
Nutrien Ltd.	216,994	12,288,370
Suncor Energy, Inc.	182,305	7,504,540
TransCanada Corp.	180,941	7,706,284
Total		39,435,754
China 2.4%
ANTA Sports Products Ltd.	1,374,000	7,492,753
Ping An Insurance Group Co. of China Ltd., Class H	597,000	5,758,573
Total		13,251,326
Finland 1.3%
Sampo OYJ, Class A	138,352	7,077,293
France 1.3%
BNP Paribas SA	126,738	7,440,881
Germany 5.3%
1&1 Drillisch AG	45,282	2,291,663
Axel Springer SE	93,044	6,760,851
Deutsche Telekom AG, Registered Shares	889,601	14,363,526
Evonik Industries AG	171,116	6,377,781
Total		29,793,821
Hong Kong 1.5%
HKT Trust & HKT Ltd.	6,694,000	8,649,678
Common Stocks (continued)
Issuer	Shares	Value ($)
Indonesia 2.0%
PT Bank Rakyat Indonesia Persero Tbk	19,048,600	4,115,765
PT Telekomunikasi Indonesia Persero Tbk	29,136,500	6,920,595
Total		11,036,360
Isle of Man 1.0%
GVC Holdings PLC	382,969	5,471,432
Japan 6.8%
Bridgestone Corp.	215,500	7,925,932
Daiwa Securities Group, Inc.	2,027,300	12,147,093
Japan Hotel REIT Investment Corp.	5,155	3,905,774
Nintendo Co., Ltd.	19,200	6,911,044
Tokyo Electron Ltd.	41,100	6,997,269
Total		37,887,112
Mexico 0.1%
Wal-Mart de Mexico SAB de CV, Class V	201,561	558,097
Netherlands 3.8%
RELX NV	264,895	5,866,658
Unilever NV-CVA	266,242	15,311,406
Total		21,178,064
South Africa 0.4%
SPAR Group Ltd. (The)	159,352	2,223,012
South Korea 0.8%
Samsung Electronics Co., Ltd.	98,440	4,279,251
Spain 2.0%
Ferrovial SA	528,900	11,434,272
Switzerland 3.4%
Novartis AG, ADR	130,770	10,855,218
UBS AG	512,415	8,001,445
Total		18,856,663
Taiwan 3.2%
Eclat Textile Co., Ltd.	576,000	6,991,140
Taiwan Semiconductor Manufacturing Co., Ltd.	1,302,000	10,909,056
Total		17,900,196
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Global Dividend Opportunity Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Thailand 1.9%
Siam Commercial Bank PCL (The), Foreign Registered Shares	1,858,200	8,402,430
Thai Beverage PCL	5,239,800	2,365,123
Total		10,767,553
United Kingdom 11.4%
Anglo American PLC	182,889	3,655,234
BAE Systems PLC	562,779	4,421,467
British American Tobacco PLC	279,729	13,496,195
BT Group PLC	1,938,521	5,462,431
GlaxoSmithKline PLC	424,553	8,588,626
Legal & General Group PLC	1,251,229	4,125,143
Rio Tinto PLC	136,322	6,466,722
Royal Dutch Shell PLC, Class A	405,750	13,158,757
St. James’s Place PLC	281,420	4,128,244
Total		63,502,819
United States 31.9%
3M Co.	20,330	4,288,004
Altria Group, Inc.	142,865	8,360,460
BB&T Corp.	133,589	6,901,208
Cisco Systems, Inc.	260,329	12,435,916
CME Group, Inc.	42,278	7,387,235
Coca-Cola Co. (The)	258,661	11,528,521
Corning, Inc.	153,418	5,141,037
Emerson Electric Co.	118,100	9,061,813
General Motors Co.	223,462	8,055,805
Lockheed Martin Corp.	13,045	4,179,748
Maxim Integrated Products, Inc.	139,467	8,433,569
Merck & Co., Inc.	140,102	9,609,596
Occidental Petroleum Corp.	55,948	4,468,567
PacWest Bancorp	181,227	9,150,151
Paychex, Inc.	145,436	10,653,187
Common Stocks (continued)
Issuer	Shares	Value ($)
Pfizer, Inc.	338,194	14,041,815
Philip Morris International, Inc.	57,864	4,507,027
Schlumberger Ltd.	100,535	6,349,791
Six Flags Entertainment Corp.	67,336	4,548,547
Valero Energy Corp.	37,379	4,406,236
Watsco, Inc.	41,532	7,267,685
Wells Fargo & Co.	299,202	17,497,333
Total		178,273,251
Total Common Stocks (Cost $485,757,960)		530,790,630

Limited Partnerships 3.0%

United States 3.0%
Apollo Global Management LLC	77,180	2,665,025
Blackstone Group LP (The)	117,042	4,320,020
Enterprise Products Partners LP	347,191	9,929,663
Total		16,914,708
Total Limited Partnerships (Cost $12,953,305)		16,914,708

Rights 0.0%

Australia 0.0%
Transurban Group(c)	126,875	114,925
Total Rights (Cost $—)		114,925

Money Market Funds 1.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.058%(d),(e)	10,000,767	9,999,767
Total Money Market Funds (Cost $9,999,767)		9,999,767
Total Investments in Securities (Cost $508,711,032)		557,820,030
Other Assets & Liabilities, Net		337,475
Net Assets		$558,157,505

Notes to Portfolio of Investments
(a)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2018, the total value of these securities amounted to $6,269,975, which represents 1.12% of total net assets.
(b)	Valuation based on significant unobservable inputs.
(c)	Non-income producing investment.
(d)	The rate shown is the seven-day current annualized yield at August 31, 2018.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Dividend Opportunity Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
August 31, 2018
Notes to Portfolio of Investments  (continued)
(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.058%
	3,215,484	175,682,611	(168,897,328)	10,000,767	(1,052)	(81)	119,284	9,999,767
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Global Dividend Opportunity Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Fair value measurements  (continued)
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	23,079,452	6,269,975	—	29,349,427
Austria	—	4,629,031	—	—	4,629,031
Brazil	7,795,337	—	—	—	7,795,337
Canada	39,435,754	—	—	—	39,435,754
China	—	13,251,326	—	—	13,251,326
Finland	—	7,077,293	—	—	7,077,293
France	—	7,440,881	—	—	7,440,881
Germany	—	29,793,821	—	—	29,793,821
Hong Kong	—	8,649,678	—	—	8,649,678
Indonesia	—	11,036,360	—	—	11,036,360
Isle of Man	—	5,471,432	—	—	5,471,432
Japan	—	37,887,112	—	—	37,887,112
Mexico	558,097	—	—	—	558,097
Netherlands	—	21,178,064	—	—	21,178,064
South Africa	—	2,223,012	—	—	2,223,012
South Korea	—	4,279,251	—	—	4,279,251
Spain	—	11,434,272	—	—	11,434,272
Switzerland	10,855,218	8,001,445	—	—	18,856,663
Taiwan	—	17,900,196	—	—	17,900,196
Thailand	—	10,767,553	—	—	10,767,553
United Kingdom	—	63,502,819	—	—	63,502,819
United States	178,273,251	—	—	—	178,273,251
Total Common Stocks	236,917,657	287,602,998	6,269,975	—	530,790,630
Limited Partnerships
United States	16,914,708	—	—	—	16,914,708
Total Limited Partnerships	16,914,708	—	—	—	16,914,708
Rights
Australia	—	114,925	—	—	114,925
Total Rights	—	114,925	—	—	114,925
Money Market Funds	—	—	—	9,999,767	9,999,767
Total Investments in Securities	253,832,365	287,717,923	6,269,975	9,999,767	557,820,030
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Dividend Opportunity Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
August 31, 2018
Fair value measurements  (continued)
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
Investments in securities	Balance as of 08/31/2017 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 08/31/2018 ($)
Common Stocks	—	—	(25,249)	(724,719)	7,205,733	(185,790)	—	—	6,269,975
(a) Change in unrealized appreciation (depreciation) relating to securities held at August 31, 2018 was $(724,719), which is comprised of Common Stocks of $(724,719).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, discount rates observed in the market for similar assets as well as the movement in certain foreign or domestic market indices. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Global Dividend Opportunity Fund | Annual Report 2018

Statement of Assets and Liabilities
August 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $498,711,265)	$547,820,263
Affiliated issuers (cost $9,999,767)	9,999,767
Cash	2,535
Receivable for:
Investments sold	1,237
Capital shares sold	19,745
Dividends	2,252,834
Foreign tax reclaims	814,403
Expense reimbursement due from Investment Manager	3,590
Prepaid expenses	3,637
Trustees’ deferred compensation plan	177,333
Total assets	561,095,344
Liabilities
Foreign currency (cost $21,063)	20,786
Payable for:
Investments purchased	2,116,238
Capital shares purchased	473,916
Management services fees	11,758
Distribution and/or service fees	758
Transfer agent fees	53,069
Compensation of chief compliance officer	37
Other expenses	83,944
Trustees’ deferred compensation plan	177,333
Total liabilities	2,937,839
Net assets applicable to outstanding capital stock	$558,157,505
Represented by
Paid in capital	497,237,796
Undistributed net investment income	4,845,224
Accumulated net realized gain	6,953,037
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	49,108,998
Foreign currency translations	12,450
Total - representing net assets applicable to outstanding capital stock	$558,157,505
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Dividend Opportunity Fund | Annual Report 2018	13

Statement of Assets and Liabilities  (continued)
August 31, 2018
Class A
Net assets	$93,177,013
Shares outstanding	4,948,513
Net asset value per share	$18.83
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$19.98
Advisor Class
Net assets	$1,140,984
Shares outstanding	60,089
Net asset value per share	$18.99
Class C
Net assets	$3,268,312
Shares outstanding	185,376
Net asset value per share	$17.63
Institutional Class
Net assets	$395,163,201
Shares outstanding	20,911,920
Net asset value per share	$18.90
Institutional 2 Class
Net assets	$552,686
Shares outstanding	29,320
Net asset value per share	$18.85
Institutional 3 Class
Net assets	$63,147,711
Shares outstanding	3,343,681
Net asset value per share	$18.89
Class R
Net assets	$1,705,362
Shares outstanding	90,700
Net asset value per share	$18.80
Class T
Net assets	$2,236
Shares outstanding	119
Net asset value per share(a)	$18.82
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$19.30

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Global Dividend Opportunity Fund | Annual Report 2018

Statement of Operations
Year Ended August 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$23,511,739
Dividends — affiliated issuers	119,284
Foreign taxes withheld	(1,188,044)
Total income	22,442,979
Expenses:
Management services fees	4,511,286
Distribution and/or service fees
Class A	244,989
Class C	69,121
Class R	8,865
Class T	6
Transfer agent fees
Class A	344,366
Advisor Class	3,852
Class C	24,228
Institutional Class	1,471,796
Institutional 2 Class	354
Institutional 3 Class	4,936
Class R	6,230
Class T	8
Compensation of board members	23,434
Custodian fees	76,540
Printing and postage fees	93,241
Registration fees	114,267
Audit fees	111,603
Legal fees	13,777
Compensation of chief compliance officer	232
Other	25,507
Total expenses	7,148,638
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(885,748)
Expense reduction	(79,214)
Total net expenses	6,183,676
Net investment income	16,259,303
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	25,940,521
Investments — affiliated issuers	(1,052)
Foreign currency translations	(87,136)
Net realized gain	25,852,333
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(3,988,413)
Investments — affiliated issuers	(81)
Foreign currency translations	(12,467)
Net change in unrealized appreciation (depreciation)	(4,000,961)
Net realized and unrealized gain	21,851,372
Net increase in net assets resulting from operations	$38,110,675
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Dividend Opportunity Fund | Annual Report 2018	15

Statement of Changes in Net Assets
	Year Ended August 31, 2018	Year Ended August 31, 2017
Operations
Net investment income	$16,259,303	$18,093,625
Net realized gain	25,852,333	34,349,605
Net change in unrealized appreciation (depreciation)	(4,000,961)	8,058,653
Net increase in net assets resulting from operations	38,110,675	60,501,883
Distributions to shareholders
Net investment income
Class A	(2,790,164)	(3,367,879)
Advisor Class	(32,632)	(31,047)
Class B	—	(6,842)
Class C	(164,543)	(242,563)
Class I	—	(1,846,811)
Institutional Class	(12,899,186)	(14,451,472)
Institutional 2 Class	(16,467)	(6,666)
Institutional 3 Class	(2,123,203)	(493,167)
Class R	(46,263)	(48,830)
Class T	(64)	(66)
Total distributions to shareholders	(18,072,522)	(20,495,343)
Decrease in net assets from capital stock activity	(55,488,120)	(57,880,107)
Total decrease in net assets	(35,449,967)	(17,873,567)
Net assets at beginning of year	593,607,472	611,481,039
Net assets at end of year	$558,157,505	$593,607,472
Undistributed net investment income	$4,845,224	$5,828,077
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Global Dividend Opportunity Fund | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2018		August 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	301,751	5,672,608	383,622	6,674,576
Distributions reinvested	134,471	2,538,124	178,845	3,077,201
Redemptions	(979,090)	(18,745,306)	(1,461,049)	(25,361,994)
Net decrease	(542,868)	(10,534,574)	(898,582)	(15,610,217)
Advisor Class
Subscriptions	11,591	224,578	4,462	78,747
Distributions reinvested	1,714	32,560	1,782	30,973
Redemptions	(6,662)	(126,921)	(2,437)	(43,463)
Net increase	6,643	130,217	3,807	66,257
Class B
Subscriptions	—	—	145	2,300
Distributions reinvested	—	—	281	4,478
Redemptions	—	—	(26,432)	(434,120)
Net decrease	—	—	(26,006)	(427,342)
Class C
Subscriptions	11,582	206,921	28,136	457,468
Distributions reinvested	8,968	159,104	13,274	213,959
Redemptions	(291,033)	(5,111,690)	(220,080)	(3,632,823)
Net decrease	(270,483)	(4,745,665)	(178,670)	(2,961,396)
Class I
Subscriptions	—	—	29,770	520,370
Distributions reinvested	—	—	108,438	1,846,748
Redemptions	—	—	(3,877,313)	(68,144,985)
Net decrease	—	—	(3,739,105)	(65,777,867)
Institutional Class
Subscriptions	361,156	6,897,051	649,068	11,381,207
Distributions reinvested	663,386	12,552,315	813,794	14,064,856
Redemptions	(2,937,324)	(55,959,813)	(3,459,107)	(60,613,251)
Net decrease	(1,912,782)	(36,510,447)	(1,996,245)	(35,167,188)
Institutional 2 Class
Subscriptions	3,423	64,093	39,205	708,839
Distributions reinvested	869	16,393	376	6,590
Redemptions	(2,700)	(50,958)	(22,084)	(391,834)
Net increase	1,592	29,528	17,497	323,595
Institutional 3 Class
Subscriptions	103,378	1,981,411	3,643,091	64,299,248
Distributions reinvested	112,334	2,123,127	27,158	493,090
Redemptions	(410,212)	(7,848,185)	(178,282)	(3,223,791)
Net increase (decrease)	(194,500)	(3,743,647)	3,491,967	61,568,547
Class R
Subscriptions	2,429	45,845	9,050	153,485
Distributions reinvested	2,452	46,263	2,838	48,830
Redemptions	(10,460)	(205,640)	(5,629)	(96,811)
Net increase (decrease)	(5,579)	(113,532)	6,259	105,504
Total net decrease	(2,917,977)	(55,488,120)	(3,319,078)	(57,880,107)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Dividend Opportunity Fund | Annual Report 2018	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2018	$18.24	0.48	0.65	1.13	(0.54)	—	(0.54)
Year Ended 8/31/2017	$17.05	0.49	1.26	1.75	(0.56)	—	(0.56)
Year Ended 8/31/2016	$16.56	0.47	0.42	0.89	(0.40)	—	(0.40)
Year Ended 8/31/2015	$21.63	0.58	(2.93)	(2.35)	(0.70)	(2.02)	(2.72)
Year Ended 8/31/2014	$19.85	0.61	2.53	3.14	(0.54)	(0.82)	(1.36)
Advisor Class
Year Ended 8/31/2018	$18.39	0.54	0.64	1.18	(0.58)	—	(0.58)
Year Ended 8/31/2017	$17.19	0.54	1.26	1.80	(0.60)	—	(0.60)
Year Ended 8/31/2016	$16.69	0.52	0.43	0.95	(0.45)	—	(0.45)
Year Ended 8/31/2015	$21.78	0.67	(2.99)	(2.32)	(0.75)	(2.02)	(2.77)
Year Ended 8/31/2014	$19.97	0.76	2.46	3.22	(0.59)	(0.82)	(1.41)
Class C
Year Ended 8/31/2018	$17.10	0.31	0.62	0.93	(0.40)	—	(0.40)
Year Ended 8/31/2017	$16.02	0.33	1.18	1.51	(0.43)	—	(0.43)
Year Ended 8/31/2016	$15.56	0.32	0.42	0.74	(0.28)	—	(0.28)
Year Ended 8/31/2015	$20.49	0.41	(2.77)	(2.36)	(0.55)	(2.02)	(2.57)
Year Ended 8/31/2014	$18.86	0.43	2.41	2.84	(0.39)	(0.82)	(1.21)
Institutional Class
Year Ended 8/31/2018	$18.30	0.53	0.65	1.18	(0.58)	—	(0.58)
Year Ended 8/31/2017	$17.11	0.54	1.25	1.79	(0.60)	—	(0.60)
Year Ended 8/31/2016	$16.61	0.51	0.43	0.94	(0.44)	—	(0.44)
Year Ended 8/31/2015	$21.69	0.63	(2.94)	(2.31)	(0.75)	(2.02)	(2.77)
Year Ended 8/31/2014	$19.90	0.67	2.53	3.20	(0.59)	(0.82)	(1.41)
Institutional 2 Class
Year Ended 8/31/2018	$18.26	0.56	0.64	1.20	(0.61)	—	(0.61)
Year Ended 8/31/2017	$17.07	0.60	1.22	1.82	(0.63)	—	(0.63)
Year Ended 8/31/2016	$16.58	0.54	0.42	0.96	(0.47)	—	(0.47)
Year Ended 8/31/2015	$21.66	0.64	(2.92)	(2.28)	(0.78)	(2.02)	(2.80)
Year Ended 8/31/2014(e)	$20.57	0.39	1.01	1.40	(0.31)	—	(0.31)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Global Dividend Opportunity Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2018	$18.83	6.21%	1.44%	1.26% (c)	2.52%	39%	$93,177
Year Ended 8/31/2017	$18.24	10.48%	1.46% (d)	1.29% (c),(d)	2.79%	43%	$100,146
Year Ended 8/31/2016	$17.05	5.51%	1.45%	1.30% (c)	2.85%	115%	$108,978
Year Ended 8/31/2015	$16.56	(11.49%)	1.38%	1.31% (c)	3.05%	63%	$118,275
Year Ended 8/31/2014	$21.63	16.40%	1.27%	1.25% (c)	2.92%	75%	$152,674
Advisor Class
Year Ended 8/31/2018	$18.99	6.47%	1.19%	1.01% (c)	2.82%	39%	$1,141
Year Ended 8/31/2017	$18.39	10.73%	1.21% (d)	1.04% (c),(d)	3.08%	43%	$983
Year Ended 8/31/2016	$17.19	5.80%	1.20%	1.05% (c)	3.12%	115%	$853
Year Ended 8/31/2015	$16.69	(11.27%)	1.16%	1.04% (c)	3.68%	63%	$782
Year Ended 8/31/2014	$21.78	16.74%	1.03%	0.99% (c)	3.56%	75%	$113
Class C
Year Ended 8/31/2018	$17.63	5.42%	2.19%	2.01% (c)	1.76%	39%	$3,268
Year Ended 8/31/2017	$17.10	9.60%	2.20% (d)	2.04% (c),(d)	2.03%	43%	$7,795
Year Ended 8/31/2016	$16.02	4.82%	2.20%	2.05% (c)	2.07%	115%	$10,164
Year Ended 8/31/2015	$15.56	(12.18%)	2.13%	2.06% (c)	2.30%	63%	$12,440
Year Ended 8/31/2014	$20.49	15.55%	2.02%	2.00% (c)	2.17%	75%	$16,136
Institutional Class
Year Ended 8/31/2018	$18.90	6.51%	1.19%	1.01% (c)	2.78%	39%	$395,163
Year Ended 8/31/2017	$18.30	10.72%	1.21% (d)	1.04% (c),(d)	3.06%	43%	$417,705
Year Ended 8/31/2016	$17.11	5.82%	1.20%	1.05% (c)	3.10%	115%	$424,724
Year Ended 8/31/2015	$16.61	(11.28%)	1.13%	1.06% (c)	3.30%	63%	$457,640
Year Ended 8/31/2014	$21.69	16.70%	1.02%	1.00% (c)	3.16%	75%	$592,910
Institutional 2 Class
Year Ended 8/31/2018	$18.85	6.62%	0.91%	0.88%	2.93%	39%	$553
Year Ended 8/31/2017	$18.26	10.92%	0.91%	0.91%	3.37%	43%	$506
Year Ended 8/31/2016	$17.07	5.96%	0.88%	0.88%	3.26%	115%	$175
Year Ended 8/31/2015	$16.58	(11.13%)	0.87%	0.87%	3.52%	63%	$178
Year Ended 8/31/2014(e)	$21.66	6.85%	0.88% (f)	0.88% (f)	2.98% (f)	75%	$33
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Dividend Opportunity Fund | Annual Report 2018	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2018	$18.29	0.57	0.65	1.22	(0.62)	—	(0.62)
Year Ended 8/31/2017	$17.10	0.68	1.15	1.83	(0.64)	—	(0.64)
Year Ended 8/31/2016	$16.60	0.53	0.45	0.98	(0.48)	—	(0.48)
Year Ended 8/31/2015	$21.68	0.70	(2.96)	(2.26)	(0.80)	(2.02)	(2.82)
Year Ended 8/31/2014	$19.89	0.72	2.54	3.26	(0.65)	(0.82)	(1.47)
Class R
Year Ended 8/31/2018	$18.21	0.43	0.65	1.08	(0.49)	—	(0.49)
Year Ended 8/31/2017	$17.03	0.45	1.24	1.69	(0.51)	—	(0.51)
Year Ended 8/31/2016	$16.53	0.42	0.44	0.86	(0.36)	—	(0.36)
Year Ended 8/31/2015	$21.61	0.53	(2.94)	(2.41)	(0.65)	(2.02)	(2.67)
Year Ended 8/31/2014	$19.83	0.57	2.52	3.09	(0.49)	(0.82)	(1.31)
Class T
Year Ended 8/31/2018	$18.23	0.48	0.65	1.13	(0.54)	—	(0.54)
Year Ended 8/31/2017	$17.05	0.49	1.25	1.74	(0.56)	—	(0.56)
Year Ended 8/31/2016	$16.56	0.47	0.43	0.90	(0.41)	—	(0.41)
Year Ended 8/31/2015	$21.62	0.60	(2.93)	(2.33)	(0.71)	(2.02)	(2.73)
Year Ended 8/31/2014	$19.83	0.61	2.55	3.16	(0.55)	(0.82)	(1.37)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of:

Class	8/31/2018	8/31/2017	8/31/2016	8/31/2015	8/31/2014
Class A	0.01%	0.02%	0.01%	0.01%	0.02%
Advisor Class	0.02%	0.02%	0.01%	0.02%	0.03%
Class C	0.02%	0.02%	0.01%	0.01%	0.02%
Institutional Class	0.02%	0.02%	0.01%	0.01%	0.02%
Class R	0.01%	0.02%	0.01%	0.01%	0.02%
Class T	0.02%	0.02%	0.01%	0.01%	0.02%

(d)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Class R	Class T
08/31/2017	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

(e)	Institutional 2 Class shares commenced operations on January 8, 2014. Per share data and total return reflect activity from that date.
(f)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Global Dividend Opportunity Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2018	$18.89	6.72%	0.85%	0.82%	2.98%	39%	$63,148
Year Ended 8/31/2017	$18.29	10.95%	0.85%	0.85%	3.77%	43%	$64,718
Year Ended 8/31/2016	$17.10	6.07%	0.83%	0.83%	3.23%	115%	$790
Year Ended 8/31/2015	$16.60	(11.04%)	0.82%	0.82%	3.89%	63%	$1,149
Year Ended 8/31/2014	$21.68	17.00%	0.81%	0.81%	3.33%	75%	$3
Class R
Year Ended 8/31/2018	$18.80	5.95%	1.69%	1.51% (c)	2.27%	39%	$1,705
Year Ended 8/31/2017	$18.21	10.16%	1.71% (d)	1.54% (c),(d)	2.57%	43%	$1,753
Year Ended 8/31/2016	$17.03	5.32%	1.70%	1.55% (c)	2.57%	115%	$1,533
Year Ended 8/31/2015	$16.53	(11.78%)	1.62%	1.55% (c)	2.77%	63%	$671
Year Ended 8/31/2014	$21.61	16.13%	1.52%	1.50% (c)	2.72%	75%	$1,280
Class T
Year Ended 8/31/2018	$18.82	6.21%	1.48%	1.26% (c)	2.54%	39%	$2
Year Ended 8/31/2017	$18.23	10.42%	1.46% (d)	1.29% (c),(d)	2.82%	43%	$2
Year Ended 8/31/2016	$17.05	5.59%	1.45%	1.30% (c)	2.86%	115%	$2
Year Ended 8/31/2015	$16.56	(11.41%)	1.38%	1.31% (c)	3.04%	63%	$2
Year Ended 8/31/2014	$21.62	16.50%	1.28%	1.26% (c)	2.85%	75%	$3
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Dividend Opportunity Fund | Annual Report 2018	21

Notes to Financial Statements
August 31, 2018
Note 1. Organization
Columbia Global Dividend Opportunity Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares will automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
22	Columbia Global Dividend Opportunity Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Columbia Global Dividend Opportunity Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
August 31, 2018
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
24	Columbia Global Dividend Opportunity Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2018 was 0.76% of the Fund’s average daily net assets.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.
Columbia Global Dividend Opportunity Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
August 31, 2018
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended August 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.35
Advisor Class	0.35
Class C	0.35
Institutional Class	0.35
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class R	0.35
Class T	0.36
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $79,214.
26	Columbia Global Dividend Opportunity Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class C, Class R and Class T shares of the Fund, respectively.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended August 31, 2018, if any, are listed below:
Amount ($)
Class A	37,449
Class C	233
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2018 through December 31, 2018	Prior to January 1, 2018
Class A	1.25%	1.30%
Advisor Class	1.00	1.05
Class C	2.00	2.05
Institutional Class	1.00	1.05
Institutional 2 Class	0.87	0.925
Institutional 3 Class	0.81	0.875
Class R	1.50	1.55
Class T	1.25	1.30
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This
Columbia Global Dividend Opportunity Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
August 31, 2018
agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, re-characterization of distributions for investments, trustees’ deferred compensation, foreign currency transactions and investments in partnerships. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
830,366	(829,929)	(437)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2018			Year Ended August 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
18,072,522	—	18,072,522	20,495,343	—	20,495,343
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
4,578,640	7,751,324	—	48,754,629
At August 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
509,065,401	71,859,380	(23,104,751)	48,754,629
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a
28	Columbia Global Dividend Opportunity Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended August 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	—	—	17,051,810	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $227,055,674 and $288,344,392, respectively, for the year ended August 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended August 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
Columbia Global Dividend Opportunity Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
August 31, 2018
The Fund had no borrowings during the year ended August 31, 2018.
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Shareholder concentration risk
At August 31, 2018, affiliated shareholders of record owned 12.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
30	Columbia Global Dividend Opportunity Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Global Dividend Opportunity Fund | Annual Report 2018	31

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Global Dividend Opportunity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Global Dividend Opportunity Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the “Fund”) as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other audit procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
32	Columbia Global Dividend Opportunity Fund | Annual Report 2018

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
100.00%	44.71%	$8,138,890	$1,070,028	$0.04	$14,648,085	$0.50
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
Columbia Global Dividend Opportunity Fund | Annual Report 2018	33

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
34	Columbia Global Dividend Opportunity Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Columbia Global Dividend Opportunity Fund | Annual Report 2018	35

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	193	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
36	Columbia Global Dividend Opportunity Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Global Dividend Opportunity Fund | Annual Report 2018	37

Board Consideration and Approval of Management
Agreement
On June 12, 2018, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Global Dividend Opportunity Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 6, 2018, April 26, 2018 and June 11, 2018 and at Board meetings held on March 7, 2018 and June 12, 2018. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2018, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2018, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2019 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
38	Columbia Global Dividend Opportunity Fund | Annual Report 2018

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to support continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2017, the Fund’s performance was in the twenty-ninth, eighty-seventh and eighty-ninth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Columbia Global Dividend Opportunity Fund | Annual Report 2018	39

Board Consideration and Approval of Management
Agreement  (continued)
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2017, the Fund’s actual management fee and net total expense ratio were ranked in the first and third quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2017 to profitability levels realized in 2016. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
40	Columbia Global Dividend Opportunity Fund | Annual Report 2018

Board Consideration and Approval of Management
Agreement  (continued)
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia Global Dividend Opportunity Fund | Annual Report 2018	41

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT. The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104
42	Columbia Global Dividend Opportunity Fund | Annual Report 2018

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Columbia Global Dividend Opportunity Fund
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN154_08_H01_(10/18)

Annual Report
August 31, 2018
Columbia Global Technology Growth Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Global Technology Growth Fund   |  Annual Report 2018

Columbia Global Technology Growth Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Global Technology Growth Fund (the Fund) seeks capital appreciation by investing, under normal market conditions, at least 80% of its total net assets (plus any borrowings for investment purposes) in stocks of technology companies that may benefit from technological improvements, advancements or developments.
Portfolio management
Rahul Narang
Portfolio Manager
Managed Fund since 2012
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/02	31.32	24.42	15.24
	Including sales charges		23.79	22.96	14.56
Advisor Class*		11/08/12	31.65	24.72	15.53
Class C	Excluding sales charges	10/13/03	30.31	23.50	14.37
	Including sales charges		29.31	23.50	14.37
Institutional Class		11/09/00	31.64	24.74	15.52
Institutional 2 Class*		11/08/12	31.73	24.88	15.61
Institutional 3 Class*		03/01/16	31.77	24.83	15.56
S&P Global 1200 Information Technology Index (Net)			26.99	21.05	13.35
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Fund’s performance prior to July 2014 reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
Effective September 30, 2017, the Fund compares its performance to the S&P Global 1200 Information Technology Index (Total Return). Prior to this date, the Fund compared its performance to that of the ICE BofA Merrill Lynch 100 Technology Index. The Fund’s investment manager recommended this change because the Fund was notified that the ICE BofA Merrill Lynch 100 Technology Index would be discontinued on October 13, 2017.
Effective March 30, 2018 (the Effective Date), the Fund compares its performance to that of the S&P Global 1200 Information Technology Index (Net) (the New Index). Prior to this date, the Fund compared its performance to that of the S&P Global 1200 Information Technology Index (Total Return) (the Former Index). The Fund’s investment manager believes that the New Index provides a more appropriate basis for comparing the Fund’s performance.
The S&P Global 1200 Information Technology Index (Net) is a float-adjusted, market-cap-weighted index consisting of all members of the S&P Global 1200 that are classified within the GICS Information Technology sector.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Global Technology Growth Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2008 — August 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Technology Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at August 31, 2018)
Microsoft Corp. (United States)	6.1
Apple, Inc. (United States)	5.5
Alphabet, Inc., Class A (United States)	5.4
Amazon.com, Inc. (United States)	5.4
Facebook, Inc., Class A (United States)	3.2
Visa, Inc., Class A (United States)	3.2
MasterCard, Inc., Class A (United States)	2.5
Salesforce.com, Inc. (United States)	2.3
Cisco Systems, Inc. (United States)	2.3
NVIDIA Corp. (United States)	2.2
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at August 31, 2018)
Consumer Discretionary	7.7
Industrials	0.4
Information Technology	91.2
Real Estate	0.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Global Technology Growth Fund | Annual Report 2018	3

Fund at a Glance   (continued)
Country breakdown (%) (at August 31, 2018)
China	4.1
Denmark	0.3
Finland	0.2
France	0.2
Germany	0.8
Guernsey	0.4
Israel	0.3
Japan	2.0
Luxembourg	0.5
Netherlands	1.9
Russian Federation	0.3
Singapore	0.3
South Africa	0.2
South Korea	1.5
Spain	0.3
Switzerland	0.5
Taiwan	1.5
United Kingdom	0.2
United States(a)	84.5
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At August 31, 2018, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.
4	Columbia Global Technology Growth Fund | Annual Report 2018

Manager Discussion of Fund Performance
For the 12-month period ended August 31, 2018, Class A shares of the Fund returned 31.32% excluding sales charges. The Fund outperformed its benchmark, the S&P Global 1200 Information Technology Index (Net), which returned 26.99% for the same time period. Security selection drove the Fund’s performance relative to the benchmark.
U.S. equities led global markets
Global gross domestic product (GDP) growth accelerated during the 12-month period ended August 31, 2018, aided by a rebound in global trade and robust demand. In the United States, tax reform and moves to reduce regulation in a number of industries lifted growth above 4.0% in the second half of the 12-month period. European economies exceeded expectations in 2017 and appear to have regathered momentum after a slow start in 2018. Asia’s economy remained robust, but China’s slowdown posed risk for smaller Asian countries, which rely on export demand. Even though escalating trade tensions have weighed on sentiment, so far there has been no measurable economic impact at home or abroad.
Against this backdrop, most major global equity markets delivered positive returns. However, U.S. equities far outpaced the pack. The MSCI All Country World Index ex U.S. (Net), a broad measure of global stock market performance outside the United States, gained 3.18% while the S&P 500 Index, a broad measure of U.S. stock market performance, gained 19.66%.
Contributors and detractors
Global technology stocks continued to march higher during the 12 months ended August 31, 2018. From a top-down sector perspective, the global semiconductor complex continued to climb for much of the period, then faltered during the summer as the market became concerned about the impact of tariffs as well as early signs of softness in memory pricing. Financial technology companies, such as Visa and Square, continued to benefit from durable business models and healthy payment volumes. Against a backdrop of increasing budgets spent on technology to modernize business practices, software companies performed well. The key theme that linked the fund’s best individual stock performers is that innovation drove winners to keep winning, with stock appreciation resulting from the recognition of a shift in narrative and earnings growth.
The Fund’s stake in Amazon, a long-term holding and top five position in the portfolio, was the single biggest contributor to performance for the period. Chairman Jeff Bezos launched his exotic-sounding company in Seattle in 1994, and while his vision has always been for the long-term, his company’s ethos has become ingrained into the fabric of daily life. During 2018, Amazon offered for sale more than 12 million products to 310 million active customers, with 90 million U.S-based Amazon Prime subscribers each spending an estimated $1,300 on average per year. Perhaps more telling than the value created by Amazon is the existential angst the company has inflicted on its competition, which encompasses both traditional retailers and increasingly unconventional players, including CVS, Priceline and Johnson & Johnson, among many others. Since then, the stock continued its ascent as the narrative on Amazon shifted from a story of hyper-growth (as exhibited by 64 straight quarters of greater than 20% organic revenue growth) and perceived bottomless investment to still durable, but more mature growth with richer margins. The company had once been maligned for being “uninvestable” due to its history of uneven and hard-to-forecast profit margins, but during 2018 its high margin business — Amazon Web Services and Amazon Marketing Services — also grew the fastest. Amazon remains, in our view, the most disruptive online retailer on the planet and its ability to pivot and attack new markets, despite nearing $1 trillion in market capitalization, merits continued ownership in the portfolio.
NVIDIA’s story is similar to Amazon’s — continued stock outperformance during 2018 as the market came to appreciate a new facet of the company’s growth opportunity. NVIDIA has been a core holding in the Fund for quite some time and is currently a top ten position. At the time of the Fund’s initial purchase several years ago, NVIDIA was perceived to be a PC semiconductor component supplier. Now, a flourishing of innovation and visionary leadership has opened new opportunities in the e-sports, data center and autonomous driving end markets. NVIDIA has gained tremendous market share and is widely regarded as the most innovative semiconductor company, but we believe the innovation story is far from over. NVIDIA just released a new product family based on its Turing architecture, which will have ten times as much processing power as prior generation products and will command unit prices as much as 30% higher. We believe that the Turing architecture and its revolutionary ray-tracing technology will result in photo-realistic graphics for gaming end markets and bolster the company’s already strong foothold in the artificial intelligence and deep learning inferencing market.
Columbia Global Technology Growth Fund | Annual Report 2018	5

Manager Discussion of Fund Performance  (continued)
The period was not without its challenges, as Broadcom, one of the Fund’s larger positions, detracted from performance after paying a 20% premium to purchase CA Technologies, an acquisition the market deemed questionable. (In addition to Broadcom, the Fund held a modest position in CA Technologies.) Since announcing the deal, Broadcom has recovered most of its loss and remains in the portfolio. We will monitor the company’s use of cash going forward.
At period’s end
Over the past few years, technology has delivered strong returns in an environment of low volatility. Going forward, we plan to monitor the impact of tariffs across the global supply chain, which we view as a primary risk to the sector. If volatility increases, the technology sector is unlikely to be immune. That’s why we continue to take a balanced approach in constructing a diversified global portfolio of both growth and value opportunities. In the absence of meaningful fundamental change, we would generally view market pullbacks as buying opportunities.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The products of technology companies may be subject to severe competition and rapid obsolescence, and technology stocks may be subject to greater price fluctuations. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Global Technology Growth Fund | Annual Report 2018

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2018 — August 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,110.50	1,018.95	6.60	6.31	1.24
Advisor Class	1,000.00	1,000.00	1,111.70	1,020.16	5.32	5.09	1.00
Class C	1,000.00	1,000.00	1,106.10	1,015.17	10.56	10.11	1.99
Institutional Class	1,000.00	1,000.00	1,111.70	1,020.21	5.27	5.04	0.99
Institutional 2 Class	1,000.00	1,000.00	1,111.90	1,020.57	4.90	4.69	0.92
Institutional 3 Class	1,000.00	1,000.00	1,112.20	1,020.82	4.63	4.43	0.87
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Global Technology Growth Fund | Annual Report 2018	7

Portfolio of Investments
August 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.1%
Issuer	Shares	Value ($)
China 4.0%
Alibaba Group Holding Ltd., ADR(a)	132,560	23,199,326
Baidu, Inc., ADR(a)	28,346	6,419,802
Ctrip.com International Ltd., ADR(a)	80,496	3,151,418
NetEase, Inc., ADR	10,388	2,053,811
Tencent Holdings Ltd.	505,700	21,738,613
Weibo Corp., ADR(a)	37,266	2,859,793
Total		59,422,763
Denmark 0.3%
Netcompany Group AS(a)	106,310	4,303,915
Finland 0.2%
Nokia OYJ, ADR	473,603	2,628,497
France 0.2%
Capgemini SE	27,083	3,481,602
Germany 0.8%
SAP SE, ADR	95,340	11,416,012
Guernsey 0.4%
Amdocs Ltd.	88,919	5,804,632
Israel 0.3%
Check Point Software Technologies Ltd.(a)	35,439	4,117,657
Japan 2.0%
Keyence Corp.	12,900	7,302,797
Kyocera Corp.	29,900	1,884,416
Murata Manufacturing Co., Ltd.	27,700	4,776,464
Nintendo Co., Ltd.	25,200	9,070,745
Rohm Co., Ltd.	28,400	2,565,838
TDK Corp.	28,400	3,185,306
Total		28,785,566
Luxembourg 0.5%
Spotify Technology SA(a)	38,931	7,378,203
Netherlands 1.9%
ASML Holding NV	76,888	15,765,884
NXP Semiconductors NV(a)	57,384	5,344,746
STMicroelectronics NV, Registered Shares	345,764	7,153,857
Total		28,264,487
Common Stocks (continued)
Issuer	Shares	Value ($)
Russian Federation 0.3%
Yandex NV, Class A(a)	127,817	4,106,760
Singapore 0.3%
Flex Ltd.(a)	352,805	4,865,181
South Africa 0.2%
MiX Telematics Ltd., ADR	204,243	3,419,028
South Korea 1.5%
NAVER Corp.	3,124	2,109,372
Samsung Electronics Co., Ltd.	461,361	20,055,665
Total		22,165,037
Spain 0.3%
Amadeus IT Group SA, Class A	47,479	4,404,491
Switzerland 0.5%
TE Connectivity Ltd.	77,312	7,087,964
Taiwan 1.5%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	509,303	22,205,611
United Kingdom 0.2%
Avast PLC(a)	954,906	3,187,819
United States 81.7%
Accenture PLC, Class A	80,715	13,646,485
ACM Research, Inc., Class A(a)	238,713	3,368,240
Activision Blizzard, Inc.	213,292	15,378,353
Adobe Systems, Inc.(a)	80,265	21,150,630
Advanced Micro Devices, Inc.(a)	218,978	5,511,676
Alphabet, Inc., Class A(a)	62,689	77,220,310
Altair Engineering, Inc., Class A(a)	66,855	2,792,533
Amazon.com, Inc.(a)	38,227	76,939,865
Amphenol Corp., Class A	133,964	12,670,315
Analog Devices, Inc.	72,385	7,155,257
ANSYS, Inc.(a)	44,523	8,280,388
Apple, Inc.	341,893	77,825,104
Applied Materials, Inc.	169,755	7,302,860
Arista Networks, Inc.(a)	8,366	2,501,267
Arlo Technologies, Inc.(a)	125,864	2,483,297
Autodesk, Inc.(a)	55,169	8,515,335
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Global Technology Growth Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Automatic Data Processing, Inc.	101,455	14,888,521
Booking Holdings, Inc.(a)	3,685	7,191,462
Broadcom, Inc.	88,580	19,401,677
CA, Inc.	54,663	2,394,239
Cadence Design Systems, Inc.(a)	199,212	9,370,932
CDW Corp.	63,857	5,591,319
Ceridian HCM Holding, Inc.(a)	82,438	3,173,863
Cisco Systems, Inc.	683,046	32,629,107
Citrix Systems, Inc.(a)	58,630	6,684,993
Cognizant Technology Solutions Corp., Class A	92,072	7,221,207
Comcast Corp., Class A	80,085	2,962,344
Corning, Inc.	286,374	9,596,393
DocuSign, Inc.(a)	30,260	1,889,434
DXC Technology Co.	104,312	9,501,780
eBay, Inc.(a)	180,600	6,250,566
Electronic Arts, Inc.(a)	71,802	8,143,065
Equinix, Inc.	14,152	6,172,112
Expedia Group, Inc.	28,977	3,781,499
Facebook, Inc., Class A(a)	263,092	46,233,157
Fidelity National Information Services, Inc.	91,678	9,916,809
First Data Corp., Class A(a)	233,028	5,993,480
Fiserv, Inc.(a)	95,377	7,636,836
FleetCor Technologies, Inc.(a)	26,116	5,582,034
FLIR Systems, Inc.	23,194	1,455,192
Gartner, Inc.(a)	23,009	3,445,828
Guidewire Software, Inc.(a)	76,964	7,740,269
Harris Corp.	35,117	5,706,864
HP, Inc.	404,645	9,974,499
Ichor Holdings Ltd.(a)	166,523	4,317,941
Intel Corp.	316,826	15,343,883
International Business Machines Corp.	79,632	11,664,495
Intuit, Inc.	64,092	14,066,271
IPG Photonics Corp.(a)	12,506	2,194,553
KLA-Tencor Corp.	49,642	5,768,897
Lam Research Corp.	107,447	18,598,001
Lattice Semiconductor Corp.(a)	336,290	2,754,215
Leidos Holdings, Inc.	44,097	3,120,745
Marvell Technology Group Ltd.	349,853	7,234,960
MasterCard, Inc., Class A	163,867	35,323,171
Common Stocks (continued)
Issuer	Shares	Value ($)
Maxim Integrated Products, Inc.	105,664	6,389,502
Microchip Technology, Inc.	170,408	14,660,200
Micron Technology, Inc.(a)	207,334	10,889,182
Microsoft Corp.	778,299	87,426,327
Motorola Solutions, Inc.	71,745	9,209,188
NetApp, Inc.	93,424	8,110,137
Netflix, Inc.(a)	39,989	14,703,156
New Relic, Inc.(a)	70,000	7,193,200
NVIDIA Corp.	113,225	31,779,993
Oracle Corp.	203,553	9,888,605
Palo Alto Networks, Inc.(a)	39,716	9,180,353
PayPal Holdings, Inc.(a)	172,767	15,951,577
Perspecta, Inc.	131,491	3,058,481
Pivotal Software, Inc., Class A(a)	147,121	4,082,608
PTC, Inc.(a)	52,175	5,214,370
QUALCOMM, Inc.	122,531	8,419,105
Red Hat, Inc.(a)	67,956	10,039,140
SailPoint Technologies Holding, Inc.(a)	156,761	4,848,618
Salesforce.com, Inc.(a)	218,761	33,400,429
SBA Communications Corp.(a)	21,523	3,341,015
Seagate Technology PLC	25,993	1,391,665
ServiceNow, Inc.(a)	54,609	10,723,023
Silicon Laboratories, Inc.(a)	37,848	3,709,104
Skyworks Solutions, Inc.	64,109	5,853,152
Sonos, Inc.(a)	78,008	1,502,434
Splunk, Inc.(a)	65,610	8,407,922
Square, Inc., Class A(a)	149,221	13,226,949
Synopsys, Inc.(a)	194,904	19,907,495
Take-Two Interactive Software, Inc.(a)	33,025	4,410,819
Teradyne, Inc.	88,405	3,641,402
Texas Instruments, Inc.	130,689	14,689,444
Total System Services, Inc.	49,827	4,840,195
Trimble Navigation Ltd.(a)	109,035	4,590,374
Universal Display Corp.	47,878	5,860,267
VeriSign, Inc.(a)	68,548	10,872,398
Visa, Inc., Class A	313,786	46,092,026
VMware, Inc., Class A(a)	52,489	8,044,464
Workday, Inc., Class A(a)	39,168	6,053,023

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
August 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Worldpay, Inc., Class A(a)	47,807	4,655,924
Total		1,199,915,794
Total Common Stocks (Cost $908,582,426)		1,426,961,019

Money Market Funds 2.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.058%(b),(c)	40,804,024	40,799,943
Total Money Market Funds (Cost $40,799,943)		40,799,943
Total Investments in Securities (Cost $949,382,369)		1,467,760,962
Other Assets & Liabilities, Net		882,634
Net Assets		$1,468,643,596
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.058%
	17,826,930	287,698,971	(264,721,877)	40,804,024	(296)	(1,051)	425,608	40,799,943
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Global Technology Growth Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Fair value measurements  (continued)
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
China	37,684,150	21,738,613	—	—	59,422,763
Denmark	—	4,303,915	—	—	4,303,915
Finland	2,628,497	—	—	—	2,628,497
France	—	3,481,602	—	—	3,481,602
Germany	11,416,012	—	—	—	11,416,012
Guernsey	5,804,632	—	—	—	5,804,632
Israel	4,117,657	—	—	—	4,117,657
Japan	—	28,785,566	—	—	28,785,566
Luxembourg	7,378,203	—	—	—	7,378,203
Netherlands	28,264,487	—	—	—	28,264,487
Russian Federation	4,106,760	—	—	—	4,106,760
Singapore	4,865,181	—	—	—	4,865,181
South Africa	3,419,028	—	—	—	3,419,028
South Korea	—	22,165,037	—	—	22,165,037
Spain	—	4,404,491	—	—	4,404,491
Switzerland	7,087,964	—	—	—	7,087,964
Taiwan	22,205,611	—	—	—	22,205,611
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
August 31, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
United Kingdom	—	3,187,819	—	—	3,187,819
United States	1,199,915,794	—	—	—	1,199,915,794
Total Common Stocks	1,338,893,976	88,067,043	—	—	1,426,961,019
Money Market Funds	—	—	—	40,799,943	40,799,943
Total Investments in Securities	1,338,893,976	88,067,043	—	40,799,943	1,467,760,962
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Global Technology Growth Fund | Annual Report 2018

Statement of Assets and Liabilities
August 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $908,582,426)	$1,426,961,019
Affiliated issuers (cost $40,799,943)	40,799,943
Cash	25
Foreign currency (cost $1,713,667)	1,713,667
Receivable for:
Investments sold	3,751,243
Capital shares sold	3,917,196
Dividends	1,062,354
Foreign tax reclaims	25,973
Prepaid expenses	8,113
Trustees’ deferred compensation plan	59,955
Total assets	1,478,299,488
Liabilities
Payable for:
Investments purchased	8,442,638
Capital shares purchased	868,427
Management services fees	32,916
Distribution and/or service fees	6,363
Transfer agent fees	178,090
Compensation of chief compliance officer	77
Other expenses	67,426
Trustees’ deferred compensation plan	59,955
Total liabilities	9,655,892
Net assets applicable to outstanding capital stock	$1,468,643,596
Represented by
Paid in capital	895,534,038
Excess of distributions over net investment income	(60,368)
Accumulated net realized gain	54,783,776
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	518,378,593
Foreign currency translations	7,557
Total - representing net assets applicable to outstanding capital stock	$1,468,643,596
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Annual Report 2018	13

Statement of Assets and Liabilities  (continued)
August 31, 2018
Class A
Net assets	$372,730,129
Shares outstanding	10,274,408
Net asset value per share	$36.28
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$38.49
Advisor Class
Net assets	$104,060,633
Shares outstanding	2,723,671
Net asset value per share	$38.21
Class C
Net assets	$139,589,946
Shares outstanding	4,289,460
Net asset value per share	$32.54
Institutional Class
Net assets	$686,133,629
Shares outstanding	18,191,762
Net asset value per share	$37.72
Institutional 2 Class
Net assets	$101,133,775
Shares outstanding	2,630,164
Net asset value per share	$38.45
Institutional 3 Class
Net assets	$64,995,484
Shares outstanding	1,685,815
Net asset value per share	$38.55
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Global Technology Growth Fund | Annual Report 2018

Statement of Operations
Year Ended August 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$9,885,960
Dividends — affiliated issuers	425,608
Interfund lending	138
Foreign taxes withheld	(344,831)
Total income	9,966,875
Expenses:
Management services fees	9,088,664
Distribution and/or service fees
Class A	747,006
Class C	1,179,452
Transfer agent fees
Class A	383,573
Advisor Class	39,641
Class C	151,357
Institutional Class	654,498
Institutional 2 Class	43,421
Institutional 3 Class	4,518
Compensation of board members	29,469
Custodian fees	30,962
Printing and postage fees	75,404
Registration fees	153,536
Audit fees	41,755
Legal fees	25,460
Compensation of chief compliance officer	418
Other	38,129
Total expenses	12,687,263
Expense reduction	(160)
Total net expenses	12,687,103
Net investment loss	(2,720,228)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	73,661,082
Investments — affiliated issuers	(296)
Foreign currency translations	(64,702)
Net realized gain	73,596,084
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	218,803,485
Investments — affiliated issuers	(1,051)
Foreign currency translations	7,562
Net change in unrealized appreciation (depreciation)	218,809,996
Net realized and unrealized gain	292,406,080
Net increase in net assets resulting from operations	$289,685,852
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Annual Report 2018	15

Statement of Changes in Net Assets
	Year Ended August 31, 2018	Year Ended August 31, 2017
Operations
Net investment loss	$(2,720,228)	$(1,646,978)
Net realized gain	73,596,084	30,281,346
Net change in unrealized appreciation (depreciation)	218,809,996	166,605,379
Net increase in net assets resulting from operations	289,685,852	195,239,747
Distributions to shareholders
Net realized gains
Class A	(9,039,993)	(643,027)
Advisor Class	(765,620)	(20,824)
Class B	—	(563)
Class C	(3,335,038)	(265,622)
Class I	—	(113,336)
Institutional Class	(15,778,111)	(848,799)
Institutional 2 Class	(2,022,287)	(74,428)
Institutional 3 Class	(1,724,744)	(2,578)
Total distributions to shareholders	(32,665,793)	(1,969,177)
Increase in net assets from capital stock activity	392,571,410	102,667,496
Total increase in net assets	649,591,469	295,938,066
Net assets at beginning of year	819,052,127	523,114,061
Net assets at end of year	$1,468,643,596	$819,052,127
Excess of distributions over net investment income	$(60,368)	$(348,695)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Global Technology Growth Fund | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2018		August 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	5,228,272	171,416,129	4,781,457	117,817,284
Distributions reinvested	273,655	8,335,524	27,330	602,083
Redemptions	(3,223,158)	(105,707,338)	(4,612,271)	(112,251,153)
Net increase	2,278,769	74,044,315	196,516	6,168,214
Advisor Class
Subscriptions	2,626,473	95,114,876	605,381	15,111,546
Distributions reinvested	23,911	765,620	901	20,824
Redemptions	(380,288)	(12,748,446)	(478,457)	(11,118,179)
Net increase	2,270,096	83,132,050	127,825	4,014,191
Class B
Subscriptions	—	—	492	10,853
Distributions reinvested	—	—	25	507
Redemptions	—	—	(14,679)	(313,385)
Net decrease	—	—	(14,162)	(302,025)
Class C
Subscriptions	1,703,988	50,186,699	1,439,245	31,749,242
Distributions reinvested	101,583	2,790,479	9,956	198,819
Redemptions	(1,091,125)	(32,625,945)	(1,025,474)	(22,909,928)
Net increase	714,446	20,351,233	423,727	9,038,133
Class I
Subscriptions	—	—	10,072	264,513
Distributions reinvested	—	—	4,723	113,296
Redemptions	—	—	(1,609,322)	(42,630,505)
Net decrease	—	—	(1,594,527)	(42,252,696)
Institutional Class
Subscriptions	7,685,998	263,957,209	6,898,209	174,382,444
Distributions reinvested	343,383	10,854,349	21,544	491,843
Redemptions	(3,249,564)	(109,198,998)	(4,162,793)	(101,752,191)
Net increase	4,779,817	165,612,560	2,756,960	73,122,096
Institutional 2 Class
Subscriptions	1,844,002	63,310,391	1,007,560	26,885,189
Distributions reinvested	62,779	2,022,118	3,202	74,416
Redemptions	(789,834)	(27,030,387)	(325,770)	(8,461,255)
Net increase	1,116,947	38,302,122	684,992	18,498,350
Institutional 3 Class
Subscriptions	669,830	22,877,348	1,487,235	39,172,350
Distributions reinvested	53,409	1,724,593	110	2,568
Redemptions	(386,910)	(13,472,811)	(168,042)	(4,793,685)
Net increase	336,329	11,129,130	1,319,303	34,381,233
Total net increase	11,496,404	392,571,410	3,900,634	102,667,496
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Annual Report 2018	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2018	$28.59	(0.11)	8.86	8.75	—	(1.06)	(1.06)
Year Ended 8/31/2017	$21.19	(0.08)	7.56	7.48	—	(0.08)	(0.08)
Year Ended 8/31/2016	$18.36	(0.04)	3.22	3.18	—	(0.35)	(0.35)
Year Ended 8/31/2015	$18.18	(0.07)	1.10	1.03	(0.09)	(0.76)	(0.85)
Year Ended 8/31/2014	$13.47	(0.09)	4.80	4.71	—	—	—
Advisor Class
Year Ended 8/31/2018	$30.05	(0.02)	9.31	9.29	—	(1.13)	(1.13)
Year Ended 8/31/2017	$22.21	(0.02)	7.94	7.92	—	(0.08)	(0.08)
Year Ended 8/31/2016	$19.19	0.01	3.36	3.37	—	(0.35)	(0.35)
Year Ended 8/31/2015	$18.92	(0.04)	1.17	1.13	(0.10)	(0.76)	(0.86)
Year Ended 8/31/2014	$13.99	(0.06)	4.99	4.93	—	—	—
Class C
Year Ended 8/31/2018	$25.78	(0.32)	7.97	7.65	—	(0.89)	(0.89)
Year Ended 8/31/2017	$19.26	(0.24)	6.84	6.60	—	(0.08)	(0.08)
Year Ended 8/31/2016	$16.84	(0.17)	2.94	2.77	—	(0.35)	(0.35)
Year Ended 8/31/2015	$16.82	(0.20)	1.02	0.82	(0.04)	(0.76)	(0.80)
Year Ended 8/31/2014	$12.55	(0.20)	4.47	4.27	—	—	—
Institutional Class
Year Ended 8/31/2018	$29.68	(0.03)	9.20	9.17	—	(1.13)	(1.13)
Year Ended 8/31/2017	$21.94	(0.02)	7.84	7.82	—	(0.08)	(0.08)
Year Ended 8/31/2016	$18.95	0.01	3.33	3.34	—	(0.35)	(0.35)
Year Ended 8/31/2015	$18.70	(0.02)	1.13	1.11	(0.10)	(0.76)	(0.86)
Year Ended 8/31/2014	$13.82	(0.05)	4.93	4.88	—	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Global Technology Growth Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2018	$36.28	31.32%	1.25%	1.25% (c)	(0.33%)	28%	$372,730
Year Ended 8/31/2017	$28.59	35.41%	1.32%	1.32% (c)	(0.33%)	40%	$228,598
Year Ended 8/31/2016	$21.19	17.52%	1.36%	1.36% (c)	(0.21%)	55%	$165,271
Year Ended 8/31/2015	$18.36	5.70%	1.40%	1.40% (c)	(0.37%)	60%	$131,079
Year Ended 8/31/2014	$18.18	34.97%	1.42%	1.42% (c)	(0.55%)	68%	$83,656
Advisor Class
Year Ended 8/31/2018	$38.21	31.65%	1.01%	1.01% (c)	(0.05%)	28%	$104,061
Year Ended 8/31/2017	$30.05	35.77%	1.07%	1.07% (c)	(0.06%)	40%	$13,629
Year Ended 8/31/2016	$22.21	17.76%	1.11%	1.11% (c)	0.07%	55%	$7,235
Year Ended 8/31/2015	$19.19	6.04%	1.15%	1.15% (c)	(0.23%)	60%	$8,345
Year Ended 8/31/2014	$18.92	35.24%	1.16%	1.16% (c)	(0.37%)	68%	$836
Class C
Year Ended 8/31/2018	$32.54	30.31%	2.00%	2.00% (c)	(1.08%)	28%	$139,590
Year Ended 8/31/2017	$25.78	34.39%	2.07%	2.07% (c)	(1.08%)	40%	$92,158
Year Ended 8/31/2016	$19.26	16.65%	2.12%	2.12% (c)	(0.97%)	55%	$60,684
Year Ended 8/31/2015	$16.84	4.91%	2.15%	2.15% (c)	(1.13%)	60%	$39,660
Year Ended 8/31/2014	$16.82	34.02%	2.17%	2.17% (c)	(1.31%)	68%	$21,775
Institutional Class
Year Ended 8/31/2018	$37.72	31.64%	1.00%	1.00% (c)	(0.09%)	28%	$686,134
Year Ended 8/31/2017	$29.68	35.75%	1.07%	1.07% (c)	(0.08%)	40%	$398,021
Year Ended 8/31/2016	$21.94	17.82%	1.11%	1.11% (c)	0.04%	55%	$233,750
Year Ended 8/31/2015	$18.95	6.00%	1.15%	1.15% (c)	(0.11%)	60%	$165,748
Year Ended 8/31/2014	$18.70	35.31%	1.17%	1.17% (c)	(0.30%)	68%	$111,506
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Annual Report 2018	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 2 Class
Year Ended 8/31/2018	$30.23	(0.00) (d)	9.37	9.37	—	(1.15)	(1.15)
Year Ended 8/31/2017	$22.33	0.01	7.97	7.98	—	(0.08)	(0.08)
Year Ended 8/31/2016	$19.26	0.03	3.39	3.42	—	(0.35)	(0.35)
Year Ended 8/31/2015	$18.98	(0.01)	1.16	1.15	(0.11)	(0.76)	(0.87)
Year Ended 8/31/2014	$14.00	(0.01)	4.99	4.98	—	—	—
Institutional 3 Class
Year Ended 8/31/2018	$30.31	0.01	9.39	9.40	—	(1.16)	(1.16)
Year Ended 8/31/2017	$22.37	0.03	7.99	8.02	—	(0.08)	(0.08)
Year Ended 8/31/2016(e)	$19.26	0.04	3.07	3.11	—	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	Institutional 3 Class shares commenced operations on March 1, 2016. Per share data and total return reflect activity from that date.
(f)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Global Technology Growth Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 2 Class
Year Ended 8/31/2018	$38.45	31.73%	0.93%	0.93%	(0.00%)	28%	$101,134
Year Ended 8/31/2017	$30.23	35.84%	0.98%	0.98%	0.02%	40%	$45,747
Year Ended 8/31/2016	$22.33	17.95%	0.98%	0.98%	0.16%	55%	$18,492
Year Ended 8/31/2015	$19.26	6.13%	1.00%	1.00%	(0.05%)	60%	$9,964
Year Ended 8/31/2014	$18.98	35.57%	1.03%	1.03%	(0.09%)	68%	$3,168
Institutional 3 Class
Year Ended 8/31/2018	$38.55	31.77%	0.88%	0.88%	0.03%	28%	$64,995
Year Ended 8/31/2017	$30.31	35.96%	0.93%	0.93%	0.10%	40%	$40,899
Year Ended 8/31/2016(e)	$22.37	16.15%	0.94% (f)	0.94% (f)	0.33% (f)	55%	$675
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Annual Report 2018	21

Notes to Financial Statements
August 31, 2018
Note 1. Organization
Columbia Global Technology Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares will automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
22	Columbia Global Technology Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
Columbia Global Technology Growth Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
August 31, 2018
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
24	Columbia Global Technology Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.77% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2018 was 0.84% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Global Technology Growth Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
August 31, 2018
For the year ended August 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $160.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10% and 0.75% of the average daily net assets attributable to Class A and Class C shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended August 31, 2018, if any, are listed below:
Amount ($)
Class A	1,602,453
Class C	15,232
26	Columbia Global Technology Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2018 through December 31, 2018	Prior to January 1, 2018
Class A	1.43%	1.45%
Advisor Class	1.18	1.20
Class C	2.18	2.20
Institutional Class	1.18	1.20
Institutional 2 Class	1.11	1.155
Institutional 3 Class	1.07	1.105
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, trustees’ deferred compensation, foreign currency transactions, net operating loss reclassification and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
3,008,555	(8,654,343)	5,645,788
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2018			Year Ended August 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
5,842,954	26,822,839	32,665,793	—	1,969,177	1,969,177
Columbia Global Technology Growth Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
August 31, 2018
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
21,041,139	35,861,888	—	516,258,929
At August 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
951,502,033	520,499,312	(4,240,383)	516,258,929
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $632,601,003 and $300,515,176, respectively, for the year ended August 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
28	Columbia Global Technology Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
The Fund’s activity in the Interfund Program during the year ended August 31, 2018 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Lender	2,000,000	2.49	1
Interest income earned by the Fund is recorded as interfund lending on the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended August 31, 2018.
Note 9. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Shareholder concentration risk
At August 31, 2018, three unaffiliated shareholders of record owned 39.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 16.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such
Columbia Global Technology Growth Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
August 31, 2018
competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
30	Columbia Global Technology Growth Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Global Technology Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Global Technology Growth Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the “Fund”) as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other audit procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Global Technology Growth Fund | Annual Report 2018	31

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
32.47%	24.75%	$44,414,062
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
32	Columbia Global Technology Growth Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Global Technology Growth Fund | Annual Report 2018	33

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
34	Columbia Global Technology Growth Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	193	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Global Technology Growth Fund | Annual Report 2018	35

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
36	Columbia Global Technology Growth Fund | Annual Report 2018

Board Consideration and Approval of Management
Agreement
On June 12, 2018, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Global Technology Growth Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 6, 2018, April 26, 2018 and June 11, 2018 and at Board meetings held on March 7, 2018 and June 12, 2018. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2018, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2018, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2019 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
Columbia Global Technology Growth Fund | Annual Report 2018	37

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Committee and the Board noted that, through December 31, 2017, the Fund’s performance was in the twenty-first, fourteenth and eleventh percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2017, the Fund’s actual management fee and net total expense ratio were ranked in the fourth and second quintiles,
38	Columbia Global Technology Growth Fund | Annual Report 2018

Board Consideration and Approval of Management
Agreement  (continued)
respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2017 to profitability levels realized in 2016. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Columbia Global Technology Growth Fund | Annual Report 2018	39

Board Consideration and Approval of Management
Agreement  (continued)
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
40	Columbia Global Technology Growth Fund | Annual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT. The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Global Technology Growth Fund | Annual Report 2018	41

Columbia Global Technology Growth Fund
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN234_08_H01_(10/18)

Annual Report
August 31, 2018
Columbia Balanced Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Balanced Fund   |  Annual Report 2018

Columbia Balanced Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Balanced Fund (the Fund) seeks high total return by investing in common stocks and debt securities.
Portfolio management
Guy Pope, CFA
Co-Lead Portfolio Manager
Managed Fund since 1997
Leonard Aplet, CFA*
Co-Lead Portfolio Manager
Managed Fund since 1991
Jason Callan
Co-Portfolio Manager
Managed Fund since May 2018
Gregory Liechty
Co-Portfolio Manager
Managed Fund since 2011
Ronald Stahl, CFA
Co-Portfolio Manager
Managed Fund since 2005
*Mr. Aplet expects to retire, effective December 31, 2018.
Average annual total returns (%) (for the period ended August 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/02	7.63	8.77	8.47
	Including sales charges		1.45	7.49	7.82
Advisor Class*		11/08/12	7.89	9.05	8.73
Class C	Excluding sales charges	10/13/03	6.83	7.96	7.65
	Including sales charges		5.83	7.96	7.65
Institutional Class		10/01/91	7.91	9.05	8.73
Institutional 2 Class*		03/07/11	7.96	9.15	8.80
Institutional 3 Class*		11/08/12	8.01	9.20	8.82
Class R*		09/27/10	7.36	8.51	8.19
Class T*	Excluding sales charges	04/03/17	7.61	8.80	8.48
	Including sales charges		4.92	8.25	8.21
Blended Benchmark			11.05	9.69	8.24
S&P 500 Index			19.66	14.52	10.86
Bloomberg Barclays U.S. Aggregate Bond Index			-1.05	2.49	3.70
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark is a weighted custom composite consisting of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Balanced Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2008 — August 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Balanced Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at August 31, 2018)
Apple, Inc.	3.6
Microsoft Corp.	3.0
Amazon.com, Inc.	2.4
JPMorgan Chase & Co.	2.2
Facebook, Inc., Class A	2.1
U.S. Treasury 02/15/2045 2.500%	2.0
Medtronic PLC	1.9
Alphabet, Inc., Class C	1.9
Berkshire Hathaway, Inc., Class B	1.8
Johnson & Johnson	1.7
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at August 31, 2018)
Asset-Backed Securities — Non-Agency	3.6
Commercial Mortgage-Backed Securities - Agency	1.7
Commercial Mortgage-Backed Securities - Non-Agency	2.1
Common Stocks	62.9
Corporate Bonds & Notes	10.6
Exchange-Traded Funds	0.9
Foreign Government Obligations	0.4
Inflation-Indexed Bonds	0.9
Money Market Funds	4.4
Residential Mortgage-Backed Securities - Agency	7.5
Residential Mortgage-Backed Securities - Non-Agency	1.8
Senior Loans	0.0 (a)
U.S. Government & Agency Obligations	1.3
U.S. Treasury Obligations	1.9
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Columbia Balanced Fund | Annual Report 2018	3

Fund at a Glance   (continued)
Equity sector breakdown (%) (at August 31, 2018)
Consumer Discretionary	11.3
Consumer Staples	6.2
Energy	5.8
Financials	15.6
Health Care	16.9
Industrials	7.7
Information Technology	28.0
Materials	3.2
Real Estate	2.4
Telecommunication Services	2.1
Utilities	0.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4	Columbia Balanced Fund | Annual Report 2018

Manager Discussion of Fund Performance
For the 12-month period that ended August 31, 2018, the Fund’s Class A shares returned 7.63% excluding sales charges. The Fund’s Blended Benchmark, returned 11.05% for the same time period. During the same 12-month period, the Fund’s equity benchmark, the S&P 500 Index, returned 19.66%, while the Fund’s fixed-income benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned -1.05%. Stock selection in the Fund’s equity portfolio generally accounted for the shortfall relative to the Blended Benchmark. However, an overweight in equities had a positive impact on performance, as stocks outperformed bonds for the reporting period. The Fund’s fixed-income portfolio outperformed its fixed-income benchmark, which also helped narrow the performance gap between the Fund and Blended Benchmark returns.
Equity markets move higher while bonds bow to rising rates
U.S. equities delivered solid gains for the 12-month period that ended August 31, 2018, hitting record highs along the way. Buoyant corporate earnings, especially in the information technology sector, along with a strengthening domestic economy and a solid global economy, boosted investor sentiment. Consumer confidence was high, jobs data remained strong and personal income increased as the period wore on. Tax cuts approved by Congress late in 2017 had a favorable impact on corporate earnings and helped fuel investor optimism. Concerns that interest rates and inflation might rise faster than expected briefly put a damper on equity markets early in 2018, the first such correction in two years. Equities quickly recovered their lost ground — and then some. For the 12 months ended August 31, 2018, the S&P 500 Index gained 19.66%. Growth stocks outperformed value stocks, and small-cap stocks outperformed large- and mid-cap stocks.
Rising interest rates weighed on bond prices in most sectors. High-yield bonds, which are less sensitive to interest rate moves, were the exception with positive returns. The Federal Reserve (Fed) raised the federal funds target rate three times during the period, to 1.75% - 2.00%, citing strong job growth and inflation in line with its 2.0% target. As the potential for even higher inflation and economic slowdown increased, the yield curve continued to flatten, as yields in the one- to three-year range rose more than longer-term yields. The yield on the 10-year U.S. Treasury ended the period at 2.86%.
Equity portfolio delivered solid gains
In a generally favorable period for equities, the Fund generated solid gains. Sector allocation decisions were positive for performance, while stock selection generally accounted for the Fund’s shortfall relative to its equity benchmark. Market dynamics shifted, and stylistically, it became more challenging to find gems that were consistent with our contrarian philosophy.
An underweight in utilities and good stock selection in the materials sector aided Fund performance. In utilities, the Fund performed well because it was underweight and the sector underperformed. In the materials sector, a position in Sherwin Williams aided results, as domestic fundamentals for the paint giant were strong.
Elsewhere in the portfolio, disappointments were mostly stock specific. Citigroup, in the financials sector, detracted from performance as investors worried about a global slowdown in economic growth. Citigroup is more international than its peers. Gains from JPMorgan were not enough to offset the loss from Citigroup. In the energy sector, Haliburton was a poor performer, suffering from a slowdown in the pressure pumping business, which faced a deteriorating demand outlook. A significant gain from a position in EOG was not enough to offset this disappointment.
An outsized position in Phillip Morris in the consumer staples sector was a drag on performance as the company suffered from a slowdown in its smokeless business. Demand slowed in Japan, and a strong U.S. dollar hurt expected revenues as well. Despite strong gains from technology positions in Mastercard, Palo Alto, Cisco, Apple and Microsoft, the Fund underperformed the broad sector, with significant disappointments from Facebook and Broadcom. A combination of concerns over privacy, which led to increased spending, and slower revenue growth led investors to mark down future earnings expectations for Facebook. Slower growth for semiconductors, combined with specific investor expectations, led Broadcom lower. The company’s unsuccessful bid for Qualcomm was not well received, nor was the subsequent acquisition of CA Technologies.
Columbia Balanced Fund | Annual Report 2018	5

Manager Discussion of Fund Performance  (continued)
Even though retailers helped boost gains in the consumer discretionary sector, exposure to Comcast was a drag on performance. Investors rejected the company’s efforts to acquire Sky Media and Fox Network. Fears about cable cord cutting also weighed on Comcast share price. Good performance from several key health care stocks, namely Abbott Laboratories and Anthem, was more than offset from negative performance from biotechnology holdings Allergan and Celgene. Patent protection figured into the downfall of both stocks.
Fixed-income portfolio outperformed its benchmark
The Fund’s fixed-income portfolio benefited from its shorter duration relative to its benchmark, an overweight in BBB rated securities and a small allocation to high-yield bonds, which delivered positive returns in an otherwise negative environment for fixed income. As interest rates rose across all maturities, the Fund’s duration positioning helped stem losses (duration is a measure of interest rate sensitivity). Two-year notes rose 130 basis points to 2.63%, while ten-year notes increased 74 basis points to 2.86%, and the 30-year bond was up 29 basis points to 3.02%. (A basis point is one hundredth of one percent.) Treasury future contracts were used to hedge the Fund’s duration and yield curve management.
The yield difference between corporate bonds and similar-duration U.S. Treasuries tightened over the course of the year, helping corporate bonds outperform. Within the corporate market, the Fund’s exposure to energy, wirelines, media and real estate investment trusts aided results, as they were the segment’s best performers. The Fund’s overweight in BBB-rated securities and a small allocation to high-yield bonds also aided relative results, as lower quality securities outperformed higher quality securities.
An overweight in both asset-backed securities (ABS) and commercial mortgage backed securities (CMBS) also had a positive impact on performance, as both sectors outperformed Treasuries. Agency mortgages also outperformed Treasuries. However, the Fund was slightly underweight in agency mortgages in lieu of its overweights in ABS and CMBS. Within CMBS, the Fund remained overweight in agency and non-agency bonds, and continued to find particular value in ABS.
At period’s end
Although the Fund’s equity portfolio underperformed its equity benchmark, we remain believers in our contrarian philosophy. We plan to stay with our core principles in constructing the portfolio and managing it from day to day, as we believe this discipline has served our shareholders well over the long term.
Within the Fund’s fixed-income portfolio, we continue to target a shorter duration than that of the fixed-income benchmark to help mitigate continued rising rates. However, we moved the Fund’s duration closer to that of the fixed-income benchmark as rates rose significantly over the past year. We believe that the Fed’s interest rate policy remains data-dependent with regards to timing of interest rate hikes and the runoff of its balance sheet. We continue to watch inflation expectations, employment, global economic growth and global fiscal and monetary policies. While we expect some volatility, we consider risk premiums in most sectors to be reasonably attractive, although not as attractive as they were in previous years.
The Fund remained underweight in U.S. government securities relative to the benchmark. We continued to favor ABS and CMBS, as they offered relatively attractive yields compared to Treasuries. The Fund also remained overweight in the energy, insurance, communications and electric utility industries within the corporate bond sector.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer term securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.
6	Columbia Balanced Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Balanced Fund | Annual Report 2018	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2018 — August 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,035.40	1,020.37	4.93	4.89	0.96
Advisor Class	1,000.00	1,000.00	1,036.60	1,021.68	3.59	3.57	0.70
Class C	1,000.00	1,000.00	1,031.40	1,016.59	8.76	8.69	1.71
Institutional Class	1,000.00	1,000.00	1,036.70	1,021.63	3.64	3.62	0.71
Institutional 2 Class	1,000.00	1,000.00	1,037.20	1,021.93	3.34	3.31	0.65
Institutional 3 Class	1,000.00	1,000.00	1,037.30	1,022.18	3.08	3.06	0.60
Class R	1,000.00	1,000.00	1,034.40	1,019.11	6.20	6.16	1.21
Class T	1,000.00	1,000.00	1,035.20	1,020.37	4.92	4.89	0.96
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8	Columbia Balanced Fund | Annual Report 2018

Portfolio of Investments
August 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 3.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ally Master Owner Trust
Series 2018-1 Class A2
01/17/2023	2.700%	18,850,000	18,667,438
Series 2018-4 Class A
07/17/2023	3.300%	4,250,000	4,266,877
Avis Budget Rental Car Funding AESOP LLC(a)
Series 2013-1A Class A
09/20/2019	1.920%	16,667	16,660
Series 2015-1A Class A
07/20/2021	2.500%	17,895,000	17,673,703
Series 2016-2A Class A
11/20/2022	2.720%	4,100,000	4,009,241
CarFinance Capital Auto Trust(a)
Series 2015-1A Class A
06/15/2021	1.750%	59,886	59,858
Chesapeake Funding II LLC(a)
Series 2016-1A Class A1
03/15/2028	2.110%	1,682,489	1,675,955
Series 2016-2A Class A1
06/15/2028	1.880%	2,736,572	2,722,526
Series 2017-3A Class A1
08/15/2029	1.910%	3,323,314	3,279,701
Series 2017-4A Class A1
11/15/2029	2.120%	8,704,487	8,595,900
Series 2018-2A Class A1
08/15/2030	3.230%	7,375,000	7,374,147
Chrysler Capital Auto Receivables Trust(a)
Series 2016-BA Class A3
07/15/2021	1.640%	9,059,342	9,011,655
Conn’s Receivables Funding LLC(a)
Series 2018-A Class A
01/15/2023	3.250%	4,125,000	4,120,681
Exeter Automobile Receivables Trust(a)
Series 2016-3A Class A
11/16/2020	1.840%	372,235	371,823
Ford Credit Auto Owner Trust(a)
Series 2015-1 Class A
07/15/2026	2.120%	8,849,000	8,746,753
Series 2017-1 Class A
08/15/2028	2.620%	15,400,000	15,068,695
Ford Credit Floorplan Master Owner Trust A
Series 2016-5 Class 1A
11/15/2021	1.950%	7,800,000	7,715,181
Series 2017-1 Class A1
05/15/2022	2.070%	10,000,000	9,852,376
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GM Financial Automobile Leasing Trust
Series 2016-3 Class A3
12/20/2019	1.610%	1,731,662	1,726,988
Series 2017-2 Class A3
09/21/2020	2.020%	4,450,000	4,412,330
GMF Floorplan Owner Revolving Trust(a)
Series 2017-1 Class A1
01/18/2022	2.220%	5,120,000	5,069,241
Hertz Fleet Lease Funding LP(a)
Series 2016-1 Class A2
04/10/2030	1.960%	4,738,623	4,723,553
Hertz Vehicle Financing II LP(a)
Series 2016-3A Class A
07/25/2020	2.270%	14,055,000	13,963,343
Hilton Grand Vacations Trust(a)
Series 2013-A Class A
01/25/2026	2.280%	364,431	362,456
Series 2014-AA Class A
11/25/2026	1.770%	658,629	647,485
Hyundai Auto Lease Securitization Trust(a)
Series 2017-A Class A2A
07/15/2019	1.560%	409,975	409,806
Hyundai Floorplan Master Owner Trust(a)
Series 2016-1A Class A2
03/15/2021	1.810%	5,500,000	5,475,719
John Deere Owner Trust
Series 2017-B Class A3
10/15/2021	1.820%	4,120,000	4,066,010
Kubota Credit Owner Trust(a)
Series 2016-1A Class A3
07/15/2020	1.500%	2,886,713	2,864,710
MVW Owner Trust(a)
Series 2015-1A Class A
12/20/2032	2.520%	1,483,497	1,450,825
Series 2016-1A Class A
12/20/2033	2.250%	2,536,435	2,469,114
Navient Private Education Refi Loan Trust(a)
Series 2018-A Class A1
02/18/2042	2.530%	5,522,042	5,482,044
Navitas Equipment Receivables LLC(a)
Series 2016-1 Class A2
06/15/2021	2.200%	1,242,928	1,240,620
New York City Tax Lien Trust(a)
Series 2017-A Class A
11/10/2030	1.870%	1,513,368	1,494,220
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
August 31, 2018
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NextGear Floorplan Master Owner Trust(a)
Series 2017-2A Class A2
10/17/2022	2.560%	5,900,000	5,810,413
Nissan Auto Lease Trust
Series 2017-A Class A3
04/15/2020	1.910%	3,850,000	3,827,094
Sierra Receivables Funding Co., LLC(a)
Series 2017-1A Class A
03/20/2034	2.910%	2,142,706	2,125,024
Sierra Timeshare Receivables Funding LLC(a)
Series 2016-3A Class A
10/20/2033	2.430%	2,668,504	2,623,360
Series 2018-2A Class A
06/20/2035	3.500%	5,652,673	5,654,806
SLM Private Education Loan Trust(a)
Series 2012-A Class A2
01/17/2045	3.830%	1,809,613	1,816,429
SoFi Consumer Loan Program LLC(a)
Series 2017-4 Class A
05/26/2026	2.500%	3,480,690	3,440,490
Verizon Owner Trust(a)
Series 2016-1A Class A
01/20/2021	1.420%	15,907,327	15,831,300
Series 2016-2A Class A
05/20/2021	1.680%	1,540,000	1,528,074
Series 2017-1A Class A
09/20/2021	2.060%	5,150,000	5,101,715
Series 2017-2A Class A
12/20/2021	1.920%	2,925,000	2,888,212
Series 2018-1A Class A1A
09/20/2022	2.820%	3,350,000	3,333,740
VSE Voi Mortgage LLC(a)
Series 2018-A Class A
02/20/2036	3.560%	6,800,000	6,796,182
World Omni Auto Receivables Trust
Series 2017-A Class A3
09/15/2022	1.930%	16,511,000	16,335,072
Series 2018-A Class A3
04/17/2023	2.500%	6,565,000	6,496,432
Total Asset-Backed Securities — Non-Agency (Cost $265,059,577)			262,695,977

Commercial Mortgage-Backed Securities - Agency 1.7%

Federal Home Loan Mortgage Corp.
Series K729 Class A2
10/25/2024	3.136%	16,900,000	16,910,696
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
Series K041 Class A2
10/25/2024	3.171%	11,500,000	11,535,586
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association
CMO Series 2012-25 Class A
11/16/2042	2.575%	805,714	801,761
CMO Series 2012-58 Class A
01/16/2040	2.500%	557,414	550,602
CMO Series 2013-105 Class A
02/16/2037	1.705%	2,815,123	2,733,858
CMO Series 2013-118 Class AB
06/16/2036	2.000%	1,703,767	1,671,429
CMO Series 2013-12 Class A
10/16/2042	1.410%	3,475,390	3,387,569
CMO Series 2013-126 Class AB
04/16/2038	1.540%	5,523,963	5,355,173
CMO Series 2013-138 Class A
08/16/2035	2.150%	2,645,147	2,620,070
CMO Series 2013-146 Class AH
08/16/2040	2.000%	1,411,704	1,389,116
CMO Series 2013-17 Class AH
10/16/2043	1.558%	1,017,154	979,017
CMO Series 2013-179 Class A
07/16/2037	1.800%	1,702,941	1,656,221
CMO Series 2013-194 Class AB
05/16/2038	2.250%	1,122,351	1,102,271
CMO Series 2013-2 Class AB
12/16/2042	1.600%	611,416	601,490
CMO Series 2013-30 Class A
05/16/2042	1.500%	1,869,017	1,798,072
CMO Series 2013-32 Class AB
01/16/2042	1.900%	2,084,753	2,030,094
CMO Series 2013-33 Class A
07/16/2038	1.061%	3,087,013	2,963,975
CMO Series 2013-40 Class A
10/16/2041	1.511%	986,487	960,845
CMO Series 2013-50 Class AH
06/16/2039	2.100%	1,296,266	1,269,008
CMO Series 2013-57 Class A
06/16/2037	1.350%	2,651,788	2,577,011
CMO Series 2013-61 Class A
01/16/2043	1.450%	1,380,827	1,323,895
CMO Series 2013-73 Class AE
01/16/2039	1.350%	5,776,127	5,568,451
CMO Series 2013-78 Class AB
07/16/2039	1.624%	1,262,383	1,208,669
CMO Series 2014-103 Class AB
06/16/2053	1.742%	1,884,175	1,860,571

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Balanced Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2014-109 Class A
01/16/2046	2.325%	3,320,539	3,277,698
CMO Series 2014-135 Class AD
08/16/2045	2.400%	2,926,622	2,876,896
CMO Series 2014-138 Class A
01/16/2044	2.700%	1,070,139	1,061,514
CMO Series 2014-148 Class A
11/16/2043	2.650%	1,316,062	1,305,719
CMO Series 2014-169 Class A
11/16/2042	2.600%	1,300,097	1,290,175
CMO Series 2014-24 Class BA
07/16/2038	2.100%	1,625,551	1,606,256
CMO Series 2014-33 Class A
08/16/2039	2.300%	869,401	856,176
CMO Series 2014-64 Class A
02/16/2045	2.200%	1,516,840	1,497,398
CMO Series 2014-67 Class AE
05/16/2039	2.150%	605,721	598,003
CMO Series 2015-109 Class A
02/16/2040	2.528%	6,825,104	6,681,194
CMO Series 2015-21 Class A
11/16/2042	2.600%	3,118,590	3,091,613
CMO Series 2015-33 Class AH
02/16/2045	2.650%	642,093	638,138
CMO Series 2015-5 Class KA
11/16/2039	2.500%	3,676,809	3,596,473
CMO Series 2015-78 Class A
06/16/2040	2.918%	4,090,345	4,035,059
CMO Series 2015-85 Class AF
05/16/2044	2.400%	4,772,095	4,679,459
CMO Series 2015-98 Class AE
04/16/2041	2.100%	2,557,758	2,485,270
CMO Series 2016-39 Class AG
01/16/2043	2.300%	6,698,816	6,502,338
Government National Mortgage Association(b)
CMO Series 2015-71 Class DA
09/16/2049	2.133%	5,980,099	5,795,910
Total Commercial Mortgage-Backed Securities - Agency (Cost $127,654,004)			124,730,739

Commercial Mortgage-Backed Securities - Non-Agency 2.1%

American Homes 4 Rent Trust(a)
Series 2014-SFR2 Class A
10/17/2036	3.786%	2,837,853	2,861,486
Series 2014-SFR3 Class A
12/17/2036	3.678%	3,321,647	3,339,549
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2015-SFR1 Class A
04/17/2052	3.467%	3,450,991	3,426,560
Series 2015-SFR2 Class A
10/17/2045	3.732%	2,593,401	2,613,950
Americold 2010 LLC(a)
Series 2010-ARTA Class A1
01/14/2029	3.847%	129,943	131,038
Ashford Hospitality Trust(a),(c)
Series 2018-KEYS Class B
1-month USD LIBOR + 1.300% 05/15/2035	3.500%	8,525,000	8,530,268
CFCRE Commercial Mortgage Trust
Series 2016-C4 Class A1
05/10/2058	1.501%	1,923,982	1,887,590
Colony Multifamily Mortgage Trust(a)
Series 2014-1 Class A
04/20/2050	2.543%	237,156	236,413
Commercial Mortgage Trust
Series 2012-LC4 Class A3
12/10/2044	3.069%	1,693,461	1,692,748
Series 2013-CR8 Class A5
06/10/2046	3.612%	10,380,000	10,520,944
Series 2014-CR18 Class A2
07/15/2047	2.924%	2,616,486	2,616,059
Series 2015-CR23 Class A2
05/10/2048	2.852%	4,250,000	4,239,690
CSAIL Commercial Mortgage Trust
Series 2016-C5 Class A1
11/15/2048	1.747%	1,841,708	1,821,162
Series 2016-C6 Class A2
01/15/2049	2.662%	6,875,000	6,806,062
DBUBS Mortgage Trust(a)
Series 2011-LC1A Class A3
11/10/2046	5.002%	150,000	154,687
General Electric Capital Assurance Co.(a)
Series 2003-1 Class A5
05/12/2035	5.743%	46,883	47,160
GS Mortgage Securities Trust(a)
Series 2011-GC3 Class A4
03/10/2044	4.753%	10,803,701	11,161,665
Home Partners of America Trust(a),(c)
Series 2018-1 Class A
1-month USD LIBOR + 0.900% 07/17/2037	2.960%	10,488,949	10,483,297
Invitation Homes Trust(a),(c)
Series 2018-SFR3 Class A
1-month USD LIBOR + 1.000% 07/17/2037	3.000%	11,645,070	11,677,160

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
August 31, 2018
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14 Class ASB
08/15/2046	3.761%	4,615,660	4,682,909
Series 2014-C18 Class A2
02/15/2047	2.879%	3,665,316	3,664,717
Series 2014-C19 Class A2
04/15/2047	3.046%	3,655,305	3,657,843
JPMorgan Chase Commercial Mortgage Securities Trust(a)
Series 2009-IWST Class A2
12/05/2027	5.633%	300,000	309,653
Series 2010-CNTR Class A2
08/05/2032	4.311%	320,909	328,174
Series 2011-C3 Class A4
02/15/2046	4.717%	448,217	463,604
Morgan Stanley Capital I Trust(a)
Series 2011-C1 Class A4
09/15/2047	5.033%	295,787	305,378
Morgan Stanley Capital I Trust
Series 2016-BNK2 Class A2
11/15/2049	2.454%	5,625,000	5,485,144
Progress Residential Trust(a)
Series 2018-SFR2 Class A
08/17/2035	3.712%	4,305,000	4,321,565
UBS-Barclays Commercial Mortgage Trust
Series 2012-C4 Class A5
12/10/2045	2.850%	8,550,000	8,398,892
Series 2013-C5 Class A3
03/10/2046	2.920%	1,727,143	1,701,470
Series 2013-C5 Class A4
03/10/2046	3.185%	10,651,000	10,593,754
WF-RBS Commercial Mortgage Trust
Series 2012-C9 Class A3
11/15/2045	2.870%	10,398,158	10,246,625
Series 2013-C15 Class A3
08/15/2046	3.881%	10,375,319	10,618,795
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $151,899,640)			149,026,011

Common Stocks 62.9%
Issuer	Shares	Value ($)
Consumer Discretionary 7.1%
Hotels, Restaurants & Leisure 1.1%
McDonald’s Corp.	282,294	45,796,555
Royal Caribbean Cruises Ltd.	276,755	33,924,628
Total		79,721,183
Common Stocks (continued)
Issuer	Shares	Value ($)
Internet & Direct Marketing Retail 2.6%
Amazon.com, Inc.(d)	82,750	166,551,752
Expedia Group, Inc.	165,385	21,582,743
Total		188,134,495
Media 1.1%
Comcast Corp., Class A	2,111,877	78,118,330
Multiline Retail 0.3%
Dollar General Corp.	188,851	20,344,918
Specialty Retail 0.7%
AutoZone, Inc.(d)	28,927	22,183,538
Lowe’s Companies, Inc.	232,252	25,257,405
Ulta Beauty, Inc.(d)	19,369	5,035,940
Total		52,476,883
Textiles, Apparel & Luxury Goods 1.3%
PVH Corp.	386,886	55,386,600
Tapestry, Inc.	782,220	39,650,732
Total		95,037,332
Total Consumer Discretionary		513,833,141
Consumer Staples 3.9%
Beverages 0.1%
PepsiCo, Inc.	102,615	11,493,906
Food & Staples Retailing 0.5%
SYSCO Corp.	460,411	34,447,951
Food Products 2.0%
ConAgra Foods, Inc.	844,105	31,020,859
General Mills, Inc.	742,490	34,161,965
Mondelez International, Inc., Class A	1,810,420	77,341,142
Total		142,523,966
Tobacco 1.3%
Philip Morris International, Inc.	1,227,035	95,573,756
Total Consumer Staples		284,039,579
Energy 3.6%
Energy Equipment & Services 0.6%
Halliburton Co.	1,134,699	45,263,143

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Balanced Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 3.0%
Canadian Natural Resources Ltd.	1,944,374	66,439,260
Chevron Corp.	787,366	93,271,376
EOG Resources, Inc.	490,434	57,984,012
Total		217,694,648
Total Energy		262,957,791
Financials 9.8%
Banks 5.3%
Citigroup, Inc.	1,233,241	87,856,089
JPMorgan Chase & Co.	1,320,983	151,358,232
U.S. Bancorp	973,675	52,685,554
Wells Fargo & Co.	1,552,835	90,809,791
Total		382,709,666
Capital Markets 1.6%
Bank of New York Mellon Corp. (The)	625,685	32,629,473
BlackRock, Inc.	75,580	36,207,355
Morgan Stanley	512,575	25,029,037
S&P Global, Inc.	110,120	22,800,346
Total		116,666,211
Diversified Financial Services 1.7%
Berkshire Hathaway, Inc., Class B(d)	588,020	122,731,534
Insurance 1.2%
American International Group, Inc.	821,250	43,665,863
Aon PLC	325,141	47,327,524
Total		90,993,387
Total Financials		713,100,798
Health Care 10.6%
Biotechnology 2.1%
Alexion Pharmaceuticals, Inc.(d)	286,795	35,057,821
Biogen, Inc.(d)	251,080	88,754,269
Vertex Pharmaceuticals, Inc.(d)	176,590	32,563,196
Total		156,375,286
Health Care Equipment & Supplies 2.3%
Abbott Laboratories	558,606	37,337,225
Medtronic PLC	1,378,008	132,853,751
Total		170,190,976
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 1.8%
Anthem, Inc.	284,150	75,223,029
CIGNA Corp.	204,329	38,483,324
CVS Health Corp.	184,840	13,907,362
Total		127,613,715
Life Sciences Tools & Services 0.3%
Agilent Technologies, Inc.	278,800	18,830,152
Pharmaceuticals 4.1%
Allergan PLC	328,665	63,008,367
Johnson & Johnson	885,790	119,307,055
Pfizer, Inc.	2,780,682	115,453,917
Total		297,769,339
Total Health Care		770,779,468
Industrials 4.8%
Aerospace & Defense 1.0%
General Dynamics Corp.	176,745	34,182,483
Lockheed Martin Corp.	113,980	36,520,332
Total		70,702,815
Air Freight & Logistics 1.2%
FedEx Corp.	350,380	85,475,201
Airlines 0.3%
Southwest Airlines Co.	421,391	25,831,268
Electrical Equipment 0.4%
Emerson Electric Co.	376,510	28,889,612
Industrial Conglomerates 1.5%
Honeywell International, Inc.	691,233	109,947,521
Machinery 0.4%
Caterpillar, Inc.	210,195	29,185,576
Total Industrials		350,031,993
Information Technology 17.7%
Communications Equipment 1.0%
Cisco Systems, Inc.	1,135,055	54,221,577
Palo Alto Networks, Inc.(d)	90,570	20,935,256
Total		75,156,833

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2018	13

Portfolio of Investments  (continued)
August 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Internet Software & Services 5.4%
Alphabet, Inc., Class A(d)	60,819	74,916,844
Alphabet, Inc., Class C(d)	105,948	129,064,794
eBay, Inc.(d)	1,184,150	40,983,432
Facebook, Inc., Class A(d)	840,595	147,717,759
Total		392,682,829
IT Services 2.8%
Fidelity National Information Services, Inc.	556,880	60,237,709
First Data Corp., Class A(d)	623,865	16,045,808
MasterCard, Inc., Class A	547,214	117,957,450
Total System Services, Inc.	79,485	7,721,173
Total		201,962,140
Semiconductors & Semiconductor Equipment 1.6%
Applied Materials, Inc.	968,884	41,681,390
Broadcom, Inc.	251,565	55,100,282
Microchip Technology, Inc.	211,540	18,198,786
Total		114,980,458
Software 3.4%
Activision Blizzard, Inc.	474,439	34,207,052
Microsoft Corp.	1,863,919	209,374,021
Total		243,581,073
Technology Hardware, Storage & Peripherals 3.5%
Apple, Inc.	1,099,710	250,326,987
Total Information Technology		1,278,690,320
Materials 2.0%
Chemicals 1.7%
DowDuPont, Inc.	1,090,100	76,448,713
Sherwin-Williams Co. (The)	104,423	47,573,030
Total		124,021,743
Containers & Packaging 0.2%
Sealed Air Corp.	345,960	13,876,456
Metals & Mining 0.1%
Nucor Corp.	89,214	5,575,875
Total Materials		143,474,074
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 1.5%
Equity Real Estate Investment Trusts (REITS) 1.5%
American Tower Corp.	553,463	82,532,403
Equinix, Inc.	65,040	28,365,895
Total		110,898,298
Total Real Estate		110,898,298
Telecommunication Services 1.4%
Diversified Telecommunication Services 1.2%
AT&T, Inc.	285,005	9,103,060
Verizon Communications, Inc.	1,444,229	78,522,731
Total		87,625,791
Wireless Telecommunication Services 0.2%
T-Mobile U.S.A., Inc.(d)	151,860	10,028,834
Total Telecommunication Services		97,654,625
Utilities 0.5%
Electric Utilities 0.5%
American Electric Power Co., Inc.	477,745	34,268,649
Total Utilities		34,268,649
Total Common Stocks (Cost $3,250,887,154)		4,559,728,736

Corporate Bonds & Notes 10.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.3%
Bombardier, Inc.(a)
12/01/2021	8.750%	161,000	177,279
01/15/2023	6.125%	75,000	75,757
12/01/2024	7.500%	132,000	138,600
L3 Technologies, Inc.
12/15/2026	3.850%	6,940,000	6,759,317
Lockheed Martin Corp.
05/15/2036	4.500%	6,000,000	6,274,680
Northrop Grumman Systems Corp.
02/15/2031	7.750%	4,429,000	5,916,971
TransDigm, Inc.
05/15/2025	6.500%	675,000	688,318
Total			20,030,922
Automotive 0.1%
Delphi Technologies PLC(a)
10/01/2025	5.000%	156,000	147,606

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Balanced Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ford Motor Co.
12/08/2026	4.346%	8,640,000	8,122,455
Total			8,270,061
Banking 1.9%
Bank of America Corp.(e)
12/20/2028	3.419%	15,009,000	14,150,485
Bank of New York Mellon Corp. (The)
05/15/2024	3.400%	5,800,000	5,765,090
Barclays Bank PLC
05/15/2024	3.750%	4,500,000	4,465,629
BB&T Corp.(c)
3-month USD LIBOR + 0.530% 05/01/2019	2.873%	5,625,000	5,645,520
Capital One Financial Corp.
03/09/2027	3.750%	7,000,000	6,680,870
Citigroup, Inc.
Subordinated
03/09/2026	4.600%	12,000,000	12,122,688
Discover Financial Services
02/09/2027	4.100%	5,500,000	5,339,691
Goldman Sachs Group, Inc. (The)
01/26/2027	3.850%	13,915,000	13,571,133
HSBC Holdings PLC
05/25/2026	3.900%	9,000,000	8,877,429
ING Bank NV(a),(c)
3-month USD LIBOR + 1.130% 03/22/2019	1.777%	6,000,000	6,033,420
JPMorgan Chase & Co.
05/18/2023	2.700%	15,275,000	14,750,731
Morgan Stanley
01/20/2027	3.625%	8,135,000	7,838,496
PNC Bank NA
Subordinated
01/30/2023	2.950%	6,300,000	6,140,560
Regions Financial Corp.
08/14/2022	2.750%	6,000,000	5,822,154
Toronto-Dominion Bank (The)(c)
3-month USD LIBOR + 0.430% 06/11/2021	2.756%	5,320,000	5,340,333
U.S. Bancorp
07/22/2026	2.375%	6,075,000	5,561,699
Wells Fargo & Co.
Subordinated
02/13/2023	3.450%	11,000,000	10,846,825
Total			138,952,753
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Brokerage/Asset Managers/Exchanges 0.0%
NFP Corp.(a)
07/15/2025	6.875%	208,000	203,840
Building Materials 0.0%
American Builders & Contractors Supply Co., Inc.(a)
12/15/2023	5.750%	359,000	368,921
05/15/2026	5.875%	186,000	186,554
Beacon Roofing Supply, Inc.
10/01/2023	6.375%	164,000	168,897
Beacon Roofing Supply, Inc.(a)
11/01/2025	4.875%	341,000	315,472
Core & Main LP(a)
08/15/2025	6.125%	152,000	146,661
HD Supply, Inc.(a)
04/15/2024	5.750%	129,000	135,657
Total			1,322,162
Cable and Satellite 0.3%
Altice U.S. Finance I Corp.(a)
05/15/2026	5.500%	527,000	519,316
CCO Holdings LLC/Capital Corp.(a)
05/01/2025	5.375%	262,000	261,037
02/15/2026	5.750%	434,000	435,375
05/01/2027	5.125%	205,000	196,098
05/01/2027	5.875%	70,000	69,444
Cequel Communications Holdings I LLC/Capital Corp.(a)
04/01/2028	7.500%	290,000	302,979
CSC Holdings LLC(a)
10/15/2025	6.625%	370,000	387,087
10/15/2025	10.875%	225,000	263,358
02/01/2028	5.375%	158,000	151,203
DISH DBS Corp.
11/15/2024	5.875%	245,000	213,298
07/01/2026	7.750%	494,000	445,790
NBCUniversal Media LLC
04/01/2041	5.950%	6,100,000	7,110,959
Radiate HoldCo LLC/Finance, Inc.(a)
02/15/2023	6.875%	58,000	56,116
02/15/2025	6.625%	126,000	117,801
Sirius XM Radio, Inc.(a)
04/15/2025	5.375%	217,000	220,385
07/15/2026	5.375%	229,000	228,680
08/01/2027	5.000%	145,000	140,489
Sky PLC(a)
09/16/2024	3.750%	5,500,000	5,501,595
Time Warner Cable LLC
05/01/2037	6.550%	5,000,000	5,422,370

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2018	15

Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Unitymedia Hessen GmbH & Co. KG NRW(a)
01/15/2025	5.000%	527,000	535,821
Virgin Media Finance PLC(a)
01/15/2025	5.750%	519,000	501,205
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	178,000	161,187
Ziggo BV(a)
01/15/2027	5.500%	379,000	357,507
Total			23,599,100
Chemicals 0.3%
Alpha 2 BV(a)
06/01/2023	8.750%	150,000	151,383
Angus Chemical Co.(a)
02/15/2023	8.750%	109,000	113,360
Atotech U.S.A., Inc.(a)
02/01/2025	6.250%	145,000	143,787
Axalta Coating Systems LLC(a)
08/15/2024	4.875%	267,000	265,421
Celanese U.S. Holdings LLC
11/15/2022	4.625%	6,698,000	6,878,772
Chemours Co. (The)
05/15/2025	7.000%	139,000	149,008
Dow Chemical Co. (The)
11/01/2029	7.375%	1,103,000	1,390,693
Eastman Chemical Co.
03/15/2025	3.800%	4,000,000	3,984,988
INEOS Group Holdings SA(a)
08/01/2024	5.625%	202,000	199,337
Koppers, Inc.(a)
02/15/2025	6.000%	84,000	84,445
LYB International Finance BV
03/15/2044	4.875%	4,000,000	4,029,304
Olin Corp.
02/01/2030	5.000%	169,000	162,488
Platform Specialty Products Corp.(a)
02/01/2022	6.500%	55,000	56,362
12/01/2025	5.875%	299,000	297,630
PQ Corp.(a)
11/15/2022	6.750%	278,000	290,733
12/15/2025	5.750%	143,000	141,213
WR Grace & Co.(a)
10/01/2021	5.125%	173,000	177,795
Total			18,516,719
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Construction Machinery 0.2%
Caterpillar Financial Services Corp.
06/01/2022	2.850%	5,000,000	4,943,115
H&E Equipment Services, Inc.
09/01/2025	5.625%	68,000	67,498
John Deere Capital Corp.
09/08/2022	2.150%	6,155,000	5,911,330
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	140,000	138,753
United Rentals North America, Inc.
09/15/2026	5.875%	428,000	441,009
01/15/2028	4.875%	118,000	112,713
Total			11,614,418
Consumer Cyclical Services 0.1%
Amazon.com, Inc.
08/22/2027	3.150%	6,000,000	5,801,754
APX Group, Inc.
12/01/2020	8.750%	125,000	124,873
12/01/2022	7.875%	191,000	194,855
09/01/2023	7.625%	101,000	91,179
frontdoor, Inc.(a)
08/15/2026	6.750%	52,000	53,222
Interval Acquisition Corp.
04/15/2023	5.625%	304,000	306,281
Total			6,572,164
Consumer Products 0.1%
Energizer Gamma Acquisition, Inc.(a)
07/15/2026	6.375%	52,000	53,885
Mattel, Inc.(a)
12/31/2025	6.750%	147,000	143,906
Prestige Brands, Inc.(a)
03/01/2024	6.375%	232,000	235,306
Procter & Gamble Co. (The)
11/03/2026	2.450%	3,500,000	3,263,743
Scotts Miracle-Gro Co. (The)
10/15/2023	6.000%	345,000	351,756
Spectrum Brands, Inc.
12/15/2024	6.125%	174,000	177,973
07/15/2025	5.750%	165,000	167,213
Total			4,393,782
Diversified Manufacturing 0.1%
Apergy Corp.(a)
05/01/2026	6.375%	178,000	182,043
BWX Technologies, Inc.(a)
07/15/2026	5.375%	44,000	44,459

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Balanced Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gates Global LLC/Co.(a)
07/15/2022	6.000%	186,000	188,040
TriMas Corp.(a)
10/15/2025	4.875%	144,000	138,060
United Technologies Corp.
08/16/2025	3.950%	5,000,000	5,025,450
WESCO Distribution, Inc.
06/15/2024	5.375%	86,000	85,293
Zekelman Industries, Inc.(a)
06/15/2023	9.875%	109,000	118,649
Total			5,781,994
Electric 1.1%
AES Corp.
03/15/2023	4.500%	97,000	97,446
09/01/2027	5.125%	195,000	197,881
Arizona Public Service Co.
04/01/2042	4.500%	1,925,000	2,020,663
Berkshire Hathaway Energy Co.
02/01/2025	3.500%	3,090,000	3,073,333
Calpine Corp.
01/15/2025	5.750%	123,000	111,727
Calpine Corp.(a)
06/01/2026	5.250%	60,000	56,647
CMS Energy Corp.
03/01/2024	3.875%	5,876,000	5,917,261
Commonwealth Edison Co.
08/15/2028	3.700%	6,000,000	6,041,850
Consolidated Edison Co. of New York, Inc.
12/01/2045	4.500%	2,500,000	2,613,790
Dominion Energy, Inc.
10/01/2025	3.900%	5,850,000	5,804,908
DTE Energy Co.
04/15/2033	6.375%	3,436,000	4,133,773
Indiana Michigan Power Co.
03/15/2037	6.050%	4,925,000	5,995,981
NextEra Energy Capital Holdings, Inc.
06/15/2023	3.625%	5,070,000	5,062,015
NextEra Energy Operating Partners LP(a)
09/15/2027	4.500%	176,000	167,248
NRG Energy, Inc.
05/01/2024	6.250%	35,000	36,339
05/15/2026	7.250%	127,000	136,959
01/15/2027	6.625%	134,000	140,651
NRG Energy, Inc.(a)
01/15/2028	5.750%	77,000	77,579
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NRG Yield Operating LLC
08/15/2024	5.375%	529,000	531,662
Pacific Gas & Electric Co.
03/01/2037	5.800%	4,376,000	4,836,740
PacifiCorp
07/01/2025	3.350%	1,821,000	1,800,854
Pattern Energy Group, Inc.(a)
02/01/2024	5.875%	230,000	231,771
PPL Capital Funding, Inc.
06/01/2023	3.400%	5,645,000	5,561,211
Progress Energy, Inc.
03/01/2031	7.750%	2,983,000	3,975,537
Public Service Co. of Colorado
05/15/2025	2.900%	3,650,000	3,501,467
Southern California Edison Co.
09/01/2040	4.500%	2,839,000	2,920,161
Southern Co. (The)
07/01/2046	4.400%	7,425,000	7,174,674
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	285,000	267,313
Vistra Energy Corp.
11/01/2024	7.625%	143,000	153,964
Vistra Operations Co. LLC(a)
09/01/2026	5.500%	64,000	65,010
WEC Energy Group, Inc.
06/15/2025	3.550%	5,575,000	5,520,989
Total			78,227,404
Finance Companies 0.2%
Avolon Holdings Funding Ltd.(a)
01/15/2023	5.500%	173,000	177,851
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%	10,000,000	9,641,160
iStar, Inc.
04/01/2022	6.000%	159,000	160,649
Navient Corp.
01/25/2023	5.500%	426,000	422,112
10/25/2024	5.875%	37,000	35,918
06/15/2026	6.750%	221,000	217,077
Park Aerospace Holdings Ltd.(a)
08/15/2022	5.250%	18,000	18,345
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	175,000	174,987
Quicken Loans, Inc.(a)
05/01/2025	5.750%	278,000	275,938

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2018	17

Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Springleaf Finance Corp.
03/15/2023	5.625%	106,000	105,930
03/15/2025	6.875%	136,000	136,107
03/15/2026	7.125%	80,000	79,694
Total			11,445,768
Food and Beverage 0.6%
Anheuser-Busch InBev Worldwide, Inc.
01/15/2042	4.950%	8,845,000	9,224,247
B&G Foods, Inc.
04/01/2025	5.250%	301,000	292,250
Bacardi Ltd.(a)
05/15/2038	5.150%	6,860,000	6,685,372
Chobani LLC/Finance Corp., Inc.(a)
04/15/2025	7.500%	113,000	95,199
Constellation Brands, Inc.
11/15/2024	4.750%	2,430,000	2,533,409
Diageo Capital PLC
07/15/2020	4.828%	5,160,000	5,329,336
FAGE International SA/U.S.A. Dairy Industry, Inc.(a)
08/15/2026	5.625%	258,000	227,138
General Mills, Inc.
04/17/2025	4.000%	5,000,000	4,996,705
Kraft Heinz Co. (The)(a)
02/15/2025	4.875%	5,000,000	5,091,460
Molson Coors Brewing Co.
05/01/2042	5.000%	4,000,000	4,042,232
PepsiCo, Inc.
10/15/2027	3.000%	5,000,000	4,790,520
Pinnacle Foods Finance LLC/Corp.
01/15/2024	5.875%	125,000	131,287
Post Holdings, Inc.(a)
08/15/2026	5.000%	469,000	450,269
03/01/2027	5.750%	431,000	425,800
Total			44,315,224
Gaming 0.0%
Boyd Gaming Corp.
05/15/2023	6.875%	49,000	51,599
04/01/2026	6.375%	255,000	260,792
08/15/2026	6.000%	15,000	15,122
Eldorado Resorts, Inc.
04/01/2025	6.000%	192,000	195,479
GLP Capital LP/Financing II, Inc.
04/15/2026	5.375%	172,000	178,654
06/01/2028	5.750%	109,000	115,547
International Game Technology PLC(a)
02/15/2025	6.500%	219,000	230,521
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
01/15/2028	4.500%	162,000	149,460
MGM Resorts International
03/15/2023	6.000%	312,000	323,818
06/15/2025	5.750%	118,000	118,870
Penn National Gaming, Inc.(a)
01/15/2027	5.625%	150,000	144,473
Rivers Pittsburgh Borrower LP/Finance Corp.(a)
08/15/2021	6.125%	69,000	68,987
Scientific Games International, Inc.
12/01/2022	10.000%	320,000	338,890
Scientific Games International, Inc.(a)
10/15/2025	5.000%	235,000	223,145
Stars Group Holdings BV/Co-Borrower LLC(a)
07/15/2026	7.000%	87,000	90,528
Tunica-Biloxi Gaming Authority(a)
12/15/2020	3.780%	33,105	9,062
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	148,000	146,341
05/15/2027	5.250%	36,000	33,821
Total			2,695,109
Health Care 0.5%
Acadia Healthcare Co., Inc.
03/01/2024	6.500%	249,000	258,512
Amsurg Corp.
07/15/2022	5.625%	108,000	110,734
Becton Dickinson and Co.
03/01/2023	3.300%	7,000,000	6,861,064
Cardinal Health, Inc.
06/15/2024	3.079%	6,000,000	5,692,434
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	219,000	214,401
Charles River Laboratories International, Inc.(a)
04/01/2026	5.500%	54,000	54,861
CHS/Community Health Systems, Inc.
03/31/2023	6.250%	143,000	135,899
Covidien International Finance SA
06/15/2022	3.200%	4,298,000	4,282,269
CVS Health Corp.
03/25/2048	5.050%	6,215,000	6,352,004
DaVita, Inc.
08/15/2022	5.750%	286,000	289,948
05/01/2025	5.000%	140,000	133,118
Envision Healthcare Corp.(a)
12/01/2024	6.250%	30,000	32,070

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Balanced Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Express Scripts Holding Co.
07/15/2046	4.800%	5,090,000	4,930,464
HCA, Inc.
03/15/2024	5.000%	441,000	452,071
02/01/2025	5.375%	229,000	231,792
04/15/2025	5.250%	228,000	235,150
02/15/2027	4.500%	151,000	149,490
Hill-Rom Holdings, Inc.(a)
02/15/2025	5.000%	121,000	117,904
Hologic, Inc.(a)
02/01/2028	4.625%	170,000	159,531
IQVIA, Inc.(a)
05/15/2023	4.875%	108,000	108,555
McKesson Corp.
02/16/2028	3.950%	5,000,000	4,852,995
MPH Acquisition Holdings LLC(a)
06/01/2024	7.125%	227,000	234,960
Polaris Intermediate Corp. PIK(a)
12/01/2022	8.500%	122,000	126,191
Sotera Health Holdings LLC(a)
05/15/2023	6.500%	263,000	269,536
Teleflex, Inc.
11/15/2027	4.625%	116,000	110,502
Tenet Healthcare Corp.
06/15/2023	6.750%	174,000	175,185
07/15/2024	4.625%	288,000	282,282
Total			36,853,922
Healthcare Insurance 0.2%
Anthem, Inc.
03/01/2028	4.101%	5,000,000	4,927,445
Centene Corp.
02/15/2024	6.125%	279,000	293,692
01/15/2025	4.750%	189,000	190,335
Centene Corp.(a)
06/01/2026	5.375%	167,000	172,680
UnitedHealth Group, Inc.
01/15/2027	3.450%	7,500,000	7,395,960
WellCare Health Plans, Inc.
04/01/2025	5.250%	299,000	307,058
WellCare Health Plans, Inc.(a)
08/15/2026	5.375%	151,000	155,512
Total			13,442,682
Home Construction 0.0%
Lennar Corp.
12/15/2021	6.250%	36,000	37,805
11/15/2024	5.875%	295,000	305,640
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Meritage Homes Corp.
04/01/2022	7.000%	233,000	251,300
06/01/2025	6.000%	169,000	170,908
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2021	5.250%	121,000	121,007
03/01/2024	5.625%	151,000	148,358
Total			1,035,018
Independent Energy 0.4%
Anadarko Petroleum Corp.
09/15/2036	6.450%	3,500,000	4,055,958
Callon Petroleum Co.
10/01/2024	6.125%	82,000	83,991
Callon Petroleum Co.(a)
07/01/2026	6.375%	216,000	221,304
Canadian Natural Resources Ltd.
04/15/2024	3.800%	7,600,000	7,575,376
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	224,000	229,343
Centennial Resource Production LLC(a)
01/15/2026	5.375%	73,000	71,964
Chaparral Energy, Inc.(a)
07/15/2023	8.750%	89,000	88,434
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	322,000	312,997
Diamondback Energy, Inc.
05/31/2025	5.375%	287,000	294,282
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2026	5.500%	33,000	32,894
01/30/2028	5.750%	262,000	261,372
Extraction Oil & Gas, Inc.(a)
05/15/2024	7.375%	117,000	119,035
02/01/2026	5.625%	99,000	92,686
Halcon Resources Corp.
02/15/2025	6.750%	310,000	288,293
Indigo Natural Resources LLC(a)
02/15/2026	6.875%	101,000	98,045
Jagged Peak Energy LLC(a)
05/01/2026	5.875%	153,000	150,887
Laredo Petroleum, Inc.
03/15/2023	6.250%	440,000	441,676
Matador Resources Co.(a)
09/15/2026	5.875%	124,000	126,195
MEG Energy Corp.(a)
01/15/2025	6.500%	40,000	39,797
Noble Energy, Inc.
03/01/2041	6.000%	4,000,000	4,321,472

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2018	19

Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Parsley Energy LLC/Finance Corp.(a)
08/15/2025	5.250%	266,000	265,052
10/15/2027	5.625%	256,000	258,870
PDC Energy, Inc.
09/15/2024	6.125%	410,000	408,642
SM Energy Co.
06/01/2025	5.625%	138,000	136,977
09/15/2026	6.750%	281,000	291,552
01/15/2027	6.625%	81,000	83,430
Whiting Petroleum Corp.
01/15/2026	6.625%	146,000	151,840
Woodside Finance Ltd.(a)
03/05/2025	3.650%	6,500,000	6,342,083
WPX Energy, Inc.
01/15/2022	6.000%	65,000	67,264
09/15/2024	5.250%	183,000	183,798
06/01/2026	5.750%	76,000	77,033
Total			27,172,542
Integrated Energy 0.2%
BP Capital Markets PLC
09/19/2027	3.279%	6,920,000	6,700,650
Cenovus Energy, Inc.
04/15/2027	4.250%	4,665,000	4,511,018
Suncor Energy, Inc.
12/01/2024	3.600%	5,000,000	4,967,975
Total			16,179,643
Leisure 0.0%
Boyne U.S.A., Inc.(a)
05/01/2025	7.250%	91,000	96,517
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
04/15/2027	5.375%	122,000	118,247
Live Nation Entertainment, Inc.(a)
11/01/2024	4.875%	132,000	130,170
03/15/2026	5.625%	51,000	51,260
Viking Cruises Ltd.(a)
09/15/2027	5.875%	150,000	147,160
Total			543,354
Life Insurance 0.5%
American International Group, Inc.
07/10/2025	3.750%	6,000,000	5,870,934
Brighthouse Financial, Inc.
06/22/2027	3.700%	6,000,000	5,367,900
Five Corners Funding Trust(a)
11/15/2023	4.419%	5,725,000	5,914,223
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
High Street Funding Trust I(a)
02/15/2028	4.111%	5,500,000	5,443,707
MetLife Global Funding I(a)
12/18/2026	3.450%	4,000,000	3,917,400
Northwestern Mutual Life Insurance Co. (The)(a)
Subordinated
09/30/2047	3.850%	5,000,000	4,680,910
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	6,000,000	5,893,044
Total			37,088,118
Lodging 0.0%
Marriott Ownership Resorts, Inc.(a)
09/15/2026	6.500%	31,000	31,605
Media and Entertainment 0.3%
21st Century Fox America, Inc.
03/15/2033	6.550%	2,981,000	3,713,584
Discovery Communications LLC
06/01/2040	6.350%	4,000,000	4,403,272
Match Group, Inc.
06/01/2024	6.375%	187,000	199,091
Match Group, Inc.(a)
12/15/2027	5.000%	66,000	64,974
Netflix, Inc.(a)
04/15/2028	4.875%	417,000	395,227
11/15/2028	5.875%	421,000	422,275
Outfront Media Capital LLC/Corp.
03/15/2025	5.875%	237,000	239,390
RELX Capital, Inc.
10/15/2022	3.125%	5,675,000	5,571,681
Thomson Reuters Corp.
05/23/2043	4.500%	4,300,000	3,957,711
Time Warner, Inc.
01/15/2026	3.875%	6,000,000	5,840,340
Total			24,807,545
Metals and Mining 0.0%
Big River Steel LLC/Finance Corp.(a)
09/01/2025	7.250%	154,000	161,558
Constellium NV(a)
05/15/2024	5.750%	316,000	314,669
02/15/2026	5.875%	105,000	102,930
Freeport-McMoRan, Inc.
11/14/2024	4.550%	444,000	428,434
03/15/2043	5.450%	385,000	344,103
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.(a)
12/15/2023	7.375%	128,000	134,477

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Balanced Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HudBay Minerals, Inc.(a)
01/15/2025	7.625%	279,000	283,991
Novelis Corp.(a)
08/15/2024	6.250%	84,000	85,680
09/30/2026	5.875%	266,000	259,292
Teck Resources Ltd.(a)
06/01/2024	8.500%	144,000	158,177
Teck Resources Ltd.
07/15/2041	6.250%	494,000	520,961
Total			2,794,272
Midstream 0.6%
DCP Midstream Operating LP
07/15/2025	5.375%	106,000	108,637
04/01/2044	5.600%	86,000	82,667
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	178,000	178,798
Energy Transfer Equity LP
06/01/2027	5.500%	685,000	719,836
Energy Transfer Partners LP
02/01/2042	6.500%	4,315,000	4,750,733
Enterprise Products Operating LLC
02/01/2041	5.950%	3,500,000	4,077,707
Holly Energy Partners LP/Finance Corp.(a)
08/01/2024	6.000%	363,000	370,515
Kinder Morgan Energy Partners LP
03/01/2044	5.500%	7,000,000	7,162,099
MPLX LP
03/01/2027	4.125%	5,500,000	5,391,193
NGPL PipeCo LLC(a)
08/15/2022	4.375%	64,000	64,482
08/15/2027	4.875%	78,000	78,490
12/15/2037	7.768%	55,000	67,926
NuStar Logistics LP
04/28/2027	5.625%	87,000	86,633
Plains All American Pipeline LP/Finance Corp.
01/15/2037	6.650%	5,000,000	5,579,560
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	137,000	138,376
Southern Natural Gas Co. LLC(a)
03/15/2047	4.800%	2,951,000	2,975,402
Sunoco LP/Finance Corp.(a)
01/15/2023	4.875%	69,000	68,060
02/15/2026	5.500%	189,000	180,974
Tallgrass Energy Partners LP/Finance Corp.(a)
09/15/2024	5.500%	67,000	68,827
01/15/2028	5.500%	171,000	172,759
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Targa Resources Partners LP/Finance Corp.(a)
04/15/2026	5.875%	59,000	60,771
01/15/2028	5.000%	419,000	408,034
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	370,000	370,681
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	136,000	127,913
Western Gas Partners LP
08/15/2048	5.500%	4,500,000	4,392,157
Williams Partners LP
01/15/2025	3.900%	6,500,000	6,428,571
Total			44,111,801
Natural Gas 0.1%
NiSource, Inc.
02/15/2044	4.800%	4,000,000	4,176,332
Sempra Energy
11/15/2025	3.750%	6,665,000	6,620,271
Total			10,796,603
Office REIT 0.1%
Boston Properties LP
02/01/2026	3.650%	5,000,000	4,887,015
Oil Field Services 0.0%
Calfrac Holdings LP(a)
06/15/2026	8.500%	82,000	78,154
Diamond Offshore Drilling, Inc.
08/15/2025	7.875%	74,000	76,059
Nabors Industries, Inc.
01/15/2023	5.500%	41,000	40,878
Nabors Industries, Inc.(a)
02/01/2025	5.750%	316,000	305,392
Rowan Companies, Inc.
01/15/2024	4.750%	104,000	88,890
SESI LLC
09/15/2024	7.750%	155,000	161,100
Transocean Guardian Ltd.(a)
01/15/2024	5.875%	80,000	80,600
Transocean Pontus Ltd.(a)
08/01/2025	6.125%	41,000	41,744
Transocean, Inc.(a)
01/15/2026	7.500%	58,000	59,189
U.S.A. Compression Partners LP/Finance Corp.(a)
04/01/2026	6.875%	133,000	137,887
Weatherford International LLC(a)
03/01/2025	9.875%	7,000	6,573

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2018	21

Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Weatherford International Ltd.
06/15/2023	8.250%	141,000	131,095
02/15/2024	9.875%	65,000	62,302
Total			1,269,863
Other Financial Institutions 0.0%
Icahn Enterprises LP/Finance Corp.
02/01/2022	6.250%	133,000	136,829
Other Industry 0.0%
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	181,000	178,226
WeWork Companies, Inc.(a)
05/01/2025	7.875%	47,000	45,546
Total			223,772
Other REIT 0.1%
CyrusOne LP/Finance Corp.
03/15/2024	5.000%	110,000	111,721
03/15/2027	5.375%	319,000	323,074
Duke Realty LP
04/15/2023	3.625%	4,391,000	4,362,920
Total			4,797,715
Packaging 0.0%
Ardagh Packaging Finance PLC/Holdings U.S.A., Inc.(a)
05/15/2024	7.250%	277,000	291,729
02/15/2025	6.000%	432,000	424,573
Berry Global, Inc.
10/15/2022	6.000%	77,000	79,226
07/15/2023	5.125%	295,000	294,400
Flex Acquisition Co., Inc.(a)
07/15/2026	7.875%	150,000	149,587
Multi-Color Corp.(a)
11/01/2025	4.875%	186,000	173,599
Reynolds Group Issuer, Inc./LLC
10/15/2020	5.750%	344,033	344,917
Reynolds Group Issuer, Inc./LLC(a)
07/15/2024	7.000%	195,000	198,131
Total			1,956,162
Pharmaceuticals 0.4%
AbbVie, Inc.
05/14/2021	2.300%	5,125,000	4,996,634
Allergan Funding SCS
03/15/2035	4.550%	6,000,000	5,893,902
Amgen, Inc.
03/15/2040	5.750%	2,400,000	2,727,886
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bausch Health Companies, Inc.(a)
12/01/2021	5.625%	90,000	89,274
03/15/2024	7.000%	133,000	140,513
04/15/2025	6.125%	609,000	567,449
11/01/2025	5.500%	105,000	104,800
Baxalta, Inc.
06/23/2025	4.000%	3,000,000	3,032,157
Catalent Pharma Solutions, Inc.(a)
01/15/2026	4.875%	98,000	93,725
Gilead Sciences, Inc.
04/01/2024	3.700%	5,200,000	5,248,485
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/2023	6.375%	274,000	276,094
Roche Holdings, Inc.(a)
09/30/2024	3.350%	3,500,000	3,495,324
Valeant Pharmaceuticals International, Inc.(a)
04/01/2026	9.250%	90,000	95,639
01/31/2027	8.500%	58,000	59,595
Total			26,821,477
Property & Casualty 0.3%
Berkshire Hathaway, Inc.
03/15/2026	3.125%	4,360,000	4,243,671
CNA Financial Corp.
03/01/2026	4.500%	5,000,000	5,103,160
Hartford Financial Services Group, Inc. (The)
04/15/2022	5.125%	3,865,000	4,079,218
HUB International Ltd.(a)
05/01/2026	7.000%	149,000	148,179
Loews Corp.
04/01/2026	3.750%	5,500,000	5,502,981
Transatlantic Holdings, Inc.
11/30/2039	8.000%	2,725,000	3,773,634
Total			22,850,843
Railroads 0.1%
CSX Corp.
03/15/2044	4.100%	4,170,000	3,954,836
Union Pacific Corp.
09/15/2037	3.600%	4,500,000	4,158,320
Total			8,113,156
Refining 0.0%
Marathon Petroleum Corp.
03/01/2041	6.500%	800,000	950,279
Restaurants 0.0%
1011778 BC ULC/New Red Finance, Inc.(a)
05/15/2024	4.250%	176,000	168,586

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Balanced Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BC ULC/New Red Finance, Inc.(a)
01/15/2022	4.625%	255,000	255,488
IRB Holding Corp.(a)
02/15/2026	6.750%	72,000	68,756
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)
06/01/2026	5.250%	211,000	211,072
Total			703,902
Retail REIT 0.1%
Kimco Realty Corp.
10/01/2026	2.800%	6,300,000	5,667,146
Simon Property Group LP
02/01/2040	6.750%	3,610,000	4,756,857
Total			10,424,003
Retailers 0.2%
CVS Pass-Through Trust(a)
01/10/2032	7.507%	273,608	320,985
Hanesbrands, Inc.(a)
05/15/2024	4.625%	102,000	99,710
L Brands, Inc.
11/01/2035	6.875%	121,000	100,831
Lowe’s Companies, Inc.
04/15/2026	2.500%	5,340,000	4,945,422
Party City Holdings, Inc.(a)
08/01/2026	6.625%	52,000	52,377
Penske Automotive Group, Inc.
12/01/2024	5.375%	14,000	13,851
05/15/2026	5.500%	64,000	62,728
Target Corp.
04/15/2026	2.500%	6,300,000	5,869,269
Total			11,465,173
Supermarkets 0.1%
Kroger Co. (The)
01/15/2048	4.650%	6,115,000	5,882,801
Technology 0.4%
Apple, Inc.
02/09/2024	3.000%	8,400,000	8,295,378
Ascend Learning LLC(a)
08/01/2025	6.875%	98,000	99,127
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	6,040,000	5,651,013
Camelot Finance SA(a)
10/15/2024	7.875%	209,000	208,953
CDK Global, Inc.
06/01/2027	4.875%	151,000	148,024
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Equinix, Inc.
01/15/2026	5.875%	397,000	411,797
05/15/2027	5.375%	172,000	175,141
First Data Corp.(a)
08/15/2023	5.375%	183,000	186,174
12/01/2023	7.000%	548,000	571,195
Gartner, Inc.(a)
04/01/2025	5.125%	605,000	612,562
Informatica LLC(a)
07/15/2023	7.125%	163,000	165,937
Microsoft Corp.
02/06/2024	2.875%	7,000,000	6,889,134
NCR Corp.
12/15/2023	6.375%	56,000	56,624
Oracle Corp.
04/15/2038	6.500%	5,000,000	6,479,615
PTC, Inc.
05/15/2024	6.000%	257,000	269,851
Qualitytech LP/QTS Finance Corp.(a)
11/15/2025	4.750%	243,000	232,672
Sensata Technologies UK Financing Co. PLC(a)
02/15/2026	6.250%	137,000	144,159
Symantec Corp.(a)
04/15/2025	5.000%	508,000	502,282
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	6.750%	202,000	196,318
Verscend Escrow Corp.(a)
08/15/2026	9.750%	81,000	82,981
Total			31,378,937
Transportation Services 0.1%
Avis Budget Car Rental LLC/Finance, Inc.
04/01/2023	5.500%	30,000	29,996
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%	257,000	240,938
ERAC U.S.A. Finance LLC(a)
10/15/2037	7.000%	3,285,000	4,146,583
Hertz Corp. (The)(a)
06/01/2022	7.625%	179,000	178,101
Total			4,595,618
Wireless 0.1%
Altice France SA(a)
05/01/2026	7.375%	678,000	666,218
02/01/2027	8.125%	122,000	123,820
Rogers Communications, Inc.
11/15/2026	2.900%	5,000,000	4,625,300

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2018	23

Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SBA Communications Corp.
07/15/2022	4.875%	180,000	181,959
09/01/2024	4.875%	592,000	584,067
Sprint Communications, Inc.(a)
03/01/2020	7.000%	197,000	204,899
Sprint Corp.
06/15/2024	7.125%	46,000	47,742
02/15/2025	7.625%	689,000	731,449
03/01/2026	7.625%	155,000	162,705
T-Mobile U.S.A., Inc.
01/15/2026	6.500%	648,000	686,275
02/01/2026	4.500%	73,000	69,546
02/01/2028	4.750%	90,000	84,797
Wind Tre SpA(a)
01/20/2026	5.000%	344,000	309,423
Total			8,478,200
Wirelines 0.5%
AT&T, Inc.
08/15/2040	6.000%	8,815,000	9,316,274
CenturyLink, Inc.
03/15/2022	5.800%	120,000	122,683
04/01/2024	7.500%	309,000	330,080
Deutsche Telekom International Finance BV(a)
06/21/2028	4.375%	5,500,000	5,552,866
Frontier Communications Corp.
09/15/2022	10.500%	55,000	48,274
01/15/2023	7.125%	119,000	81,114
09/15/2025	11.000%	100,000	76,611
Frontier Communications Corp.(a)
04/01/2026	8.500%	90,000	84,828
Level 3 Financing, Inc.
08/15/2022	5.375%	127,000	128,458
03/15/2026	5.250%	152,000	148,759
Orange SA
07/08/2019	5.375%	4,001,000	4,086,377
Telecom Italia Capital SA
09/30/2034	6.000%	246,000	242,686
Telecom Italia SpA(a)
05/30/2024	5.303%	103,000	102,883
Telefonica Emisiones SAU
06/20/2036	7.045%	2,800,000	3,408,392
Verizon Communications, Inc.
08/10/2033	4.500%	9,000,000	8,901,081
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Zayo Group LLC/Capital, Inc.(a)
01/15/2027	5.750%	383,000	383,766
Total			33,015,132
Total Corporate Bonds & Notes (Cost $780,701,322)			768,749,402

Exchange-Traded Funds 1.0%
	Shares	Value ($)
iShares Core MSCI EAFE ETF	1,079,495	68,774,627
Total Exchange-Traded Funds (Cost $72,408,419)		68,774,627

Foreign Government Obligations(f) 0.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canada 0.3%
Province of Ontario
05/21/2020	1.875%	10,360,000	10,190,935
Province of Quebec
07/29/2020	3.500%	10,275,000	10,397,437
Total			20,588,372
Mexico 0.1%
Petroleos Mexicanos
03/13/2027	6.500%	10,000,000	10,106,960
Total Foreign Government Obligations (Cost $31,056,257)			30,695,332

Inflation-Indexed Bonds 0.9%

United States 0.9%
U.S. Treasury Inflation-Indexed Bond
04/15/2021	0.125%	69,778,472	68,509,486
Total Inflation-Indexed Bonds (Cost $69,395,943)			68,509,486

Residential Mortgage-Backed Securities - Agency 7.5%

Federal Home Loan Mortgage Corp.
10/01/2018- 05/01/2041	5.000%	984,441	1,049,632
12/01/2018- 01/01/2039	5.500%	345,207	371,208
10/01/2026- 06/01/2046	3.500%	108,773,426	108,822,157
10/01/2031- 10/01/2039	6.000%	677,953	744,963
01/01/2032- 05/01/2045	3.000%	31,819,025	31,219,148

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Balanced Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
06/01/2032- 07/01/2032	7.000%	300,965	337,945
03/01/2038	6.500%	4,926	5,513
05/01/2039- 06/01/2041	4.500%	4,094,645	4,296,955
12/01/2042- 12/01/2045	4.000%	50,247,511	51,301,370
CMO Series 1614 Class MZ
11/15/2023	6.500%	8,080	8,555
Federal Home Loan Mortgage Corp.(c)
12-month USD LIBOR + 0.017% 08/01/2036	4.013%	17,589	18,420
12-month USD LIBOR + 0.018% 12/01/2036	3.515%	2,363	2,456
Federal Home Loan Mortgage Corp.(g)
09/01/2043	3.500%	3,229,505	3,236,846
Federal Home Loan Mortgage Corp.(h)
09/13/2048	3.500%	23,075,000	22,953,316
Federal National Mortgage Association
12/01/2020	5.000%	22,511	23,134
12/01/2025- 07/01/2046	3.500%	124,876,351	125,097,348
07/01/2027- 10/01/2046	3.000%	56,667,807	56,171,408
01/01/2029- 03/01/2048	4.000%	129,538,005	132,046,380
06/01/2031	7.000%	168,719	189,232
07/01/2032- 03/01/2037	6.500%	347,433	381,732
06/01/2037- 02/01/2038	5.500%	170,270	184,317
05/01/2040- 06/01/2044	4.500%	4,931,465	5,154,523
Series 2006-M2 Class A2A
10/25/2032	5.271%	1,200,790	1,287,003
Total Residential Mortgage-Backed Securities - Agency (Cost $560,977,424)			544,903,561

Residential Mortgage-Backed Securities - Non-Agency 1.8%

Angel Oak Mortgage Trust I LLC(a),(b)
CMO Series 2018-3 Class A3
09/25/2048	3.853%	9,233,000	9,262,455
Angel Oak Mortgage Trust LLC(a),(b)
CMO Series 2017-1 Class A1
01/25/2047	2.810%	1,559,786	1,550,369
Arroyo Mortgage Trust(a),(b)
CMO Series 2018-1 Class A1
04/25/2048	3.763%	11,041,103	11,043,491
Bayview Opportunity Master Fund IVA Trust(a)
CMO Series 2016-SPL1 Class A
04/28/2055	4.000%	3,132,212	3,148,630
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bellemeade Re Ltd.(a),(c)
CMO Series 2018-2A Class M1A
1-month USD LIBOR + 0.950% 08/25/2028	3.022%	9,350,000	9,355,702
COLT Mortgage Loan Trust(a)
CMO Series 2016-1 Class A1
05/25/2046	3.000%	419,462	419,451
COLT Mortgage Loan Trust(a),(b)
CMO Series 2016-2 Class A1
09/25/2046	2.750%	1,324,992	1,320,255
CMO Series 2016-3 Class A1
12/26/2046	2.800%	2,864,873	2,847,338
CMO Series 2017-1 Class A1
05/27/2047	2.614%	3,071,377	2,985,386
CMO Series 2018-2 Class A1
07/27/2048	3.470%	4,778,042	4,777,501
Deephaven Residential Mortgage Trust(a),(b)
CMO Series 2017-1A Class A1
12/26/2046	2.725%	2,991,360	2,931,929
CMO Series 2017-2A Class A1
06/25/2047	2.453%	5,178,233	5,117,558
Equifirst Mortgage Loan Trust(b)
CMO Series 2003-1 Class IF1
12/25/2032	4.010%	45,034	45,355
MetLife Securitization Trust(a)
CMO Series 2018-1A Class A
03/25/2057	3.750%	7,090,000	7,107,185
MFA Trust(a),(b)
CMO Series 2017-RPL1 Class A1
02/25/2057	2.588%	5,590,267	5,490,040
Mill City Mortgage Trust(a)
CMO Series 2015-2 Class A1
09/25/2057	3.000%	571,493	570,333
CMO Series 2016-1 Class A1
04/25/2057	2.500%	3,030,132	2,964,229
New Residential Mortgage Loan Trust(a)
CMO Series 2016-3A Class A1
09/25/2056	3.750%	2,554,823	2,557,186
New Residential Mortgage Loan Trust(a),(b)
CMO Series 2017-3A Class A1
04/25/2057	4.000%	4,024,396	4,066,397
Starwood Mortgage Residential Trust(a),(b)
CMO Series 2018-IMC1 Class A3
03/25/2048	3.977%	6,208,519	6,231,625
Towd Point Mortgage Trust(a)
CMO Series 15-5 Class A1
05/25/2055	3.500%	2,733,882	2,727,751
CMO Series 2015-4 Class A1
04/25/2055	3.500%	1,823,007	1,818,764

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2018	25

Portfolio of Investments  (continued)
August 31, 2018
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2015-6 Class A1
04/25/2055	3.500%	3,256,241	3,250,739
CMO Series 2016-1 Class A1
02/25/2055	3.500%	3,361,857	3,354,272
CMO Series 2016-2 Class A1
08/25/2055	3.000%	4,691,256	4,620,379
CMO Series 2016-3 Class A1
04/25/2056	2.250%	2,501,120	2,443,413
CMO Series 2017-1 Class A1
10/25/2056	2.750%	3,389,862	3,328,151
CMO Series 2017-4 Class A1
06/25/2057	2.750%	5,992,460	5,856,267
Towd Point Mortgage Trust(a),(b)
CMO Series 2018-1 Class A1
01/25/2058	3.000%	4,265,284	4,197,522
Verus Securitization Trust(a),(b)
CMO Series 2017-1A Class A1
01/25/2047	2.853%	2,370,083	2,358,556
CMO Series 2018-2 Class A3
06/01/2058	3.830%	13,333,282	13,328,634
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $132,426,051)			131,076,863

Senior Loans 0.0%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Products 0.0%
Serta Simmons Bedding LLC(c),(i)
2nd Lien Term Loan
3-month USD LIBOR + 8.000% 11/08/2024	10.071%	171,778	118,527
Pharmaceuticals 0.0%
Bausch Health Companies, Inc.(c),(i)
Term Loan
3-month USD LIBOR + 3.000% 06/02/2025	5.081%	42,462	42,596
Property & Casualty 0.0%
Hub International Ltd.(c),(i)
Term Loan
3-month USD LIBOR + 3.000% 04/25/2025	5.335%	46,000	45,940
Technology 0.0%
Ascend Learning LLC(c),(i)
Term Loan
3-month USD LIBOR + 3.000% 07/12/2024	5.076%	26,798	26,731
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Greeneden US Holdings I LLC/Genesys Telecommunications Laboratories, Inc.(c),(i)
Tranche B3 Term Loan
3-month USD LIBOR + 3.500% 12/01/2023	5.576%	79,004	79,136
Hyland Software, Inc.(c),(i)
Tranche 3 1st Lien Term Loan
3-month USD LIBOR + 3.250% 07/01/2022	5.326%	47,449	47,698
Misys Ltd./Almonde/Tahoe(c),(i)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 06/13/2024	5.576%	107,175	106,610
Total			260,175
Total Senior Loans (Cost $517,251)			467,238

U.S. Government & Agency Obligations 1.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Farm Credit Banks(c)
1-month USD LIBOR + 0.000% 09/25/2020	2.065%	91,025,000	91,019,994
Total U.S. Government & Agency Obligations (Cost $91,034,883)			91,019,994

U.S. Treasury Obligations 1.9%

U.S. Treasury
02/15/2045	2.500%	150,075,000	136,141,627
Total U.S. Treasury Obligations (Cost $134,028,514)			136,141,627

Money Market Funds 4.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.058%(j),(k)	315,856,889	315,825,304
Total Money Market Funds (Cost $315,849,572)		315,825,304
Total Investments in Securities (Cost: $5,983,896,011)		7,252,344,897
Other Assets & Liabilities, Net		(6,112,364)
Net Assets		7,246,232,533

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Balanced Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
At August 31, 2018, securities and/or cash totaling $1,429,834 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	475	12/2018	USD	57,364,202	—	(34,349)
U.S. Treasury 5-Year Note	400	12/2018	USD	45,414,980	—	(25,760)
U.S. Ultra Bond	92	12/2018	USD	14,703,293	—	(26,068)
Total					—	(86,177)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At August 31, 2018, the total value of these securities amounted to $480,898,562, which represents 6.64% of total net assets.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of August 31, 2018.
(c)	Variable rate security. The interest rate shown was the current rate as of August 31, 2018.
(d)	Non-income producing investment.
(e)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of August 31, 2018.
(f)	Principal and interest may not be guaranteed by the government.
(g)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(h)	Represents a security purchased on a when-issued basis.
(i)	The stated interest rate represents the weighted average interest rate at August 31, 2018 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(j)	The rate shown is the seven-day current annualized yield at August 31, 2018.
(k)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.058%
	524,679,452	1,793,748,090	(2,002,570,653)	315,856,889	(3,381)	(36,020)	6,685,128	315,825,304
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
PIK	Payment In Kind
Currency Legend
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2018	27

Portfolio of Investments  (continued)
August 31, 2018
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	262,695,977	—	—	262,695,977
Commercial Mortgage-Backed Securities - Agency	—	124,730,739	—	—	124,730,739
Commercial Mortgage-Backed Securities - Non-Agency	—	149,026,011	—	—	149,026,011
Common Stocks
Consumer Discretionary	513,833,141	—	—	—	513,833,141
Consumer Staples	284,039,579	—	—	—	284,039,579
Energy	262,957,791	—	—	—	262,957,791
Financials	713,100,798	—	—	—	713,100,798
Health Care	770,779,468	—	—	—	770,779,468
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Balanced Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Industrials	350,031,993	—	—	—	350,031,993
Information Technology	1,278,690,320	—	—	—	1,278,690,320
Materials	143,474,074	—	—	—	143,474,074
Real Estate	110,898,298	—	—	—	110,898,298
Telecommunication Services	97,654,625	—	—	—	97,654,625
Utilities	34,268,649	—	—	—	34,268,649
Total Common Stocks	4,559,728,736	—	—	—	4,559,728,736
Corporate Bonds & Notes	—	768,749,402	—	—	768,749,402
Exchange-Traded Funds	—	68,774,627	—	—	68,774,627
Foreign Government Obligations	—	30,695,332	—	—	30,695,332
Inflation-Indexed Bonds	—	68,509,486	—	—	68,509,486
Residential Mortgage-Backed Securities - Agency	—	544,903,561	—	—	544,903,561
Residential Mortgage-Backed Securities - Non-Agency	—	131,076,863	—	—	131,076,863
Senior Loans	—	467,238	—	—	467,238
U.S. Government & Agency Obligations	—	91,019,994	—	—	91,019,994
U.S. Treasury Obligations	136,141,627	—	—	—	136,141,627
Money Market Funds	—	—	—	315,825,304	315,825,304
Total Investments in Securities	4,695,870,363	2,240,649,230	—	315,825,304	7,252,344,897
Investments in Derivatives
Liability
Futures Contracts	(86,177)	—	—	—	(86,177)
Total	4,695,784,186	2,240,649,230	—	315,825,304	7,252,258,720
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2018	29

Statement of Assets and Liabilities
August 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $5,668,046,439)	$6,936,519,593
Affiliated issuers (cost $315,849,572)	315,825,304
Cash	2,195
Receivable for:
Investments sold	8,027,807
Capital shares sold	6,181,448
Dividends	7,266,027
Interest	12,083,434
Foreign tax reclaims	83,118
Variation margin for futures contracts	92,578
Prepaid expenses	46,321
Trustees’ deferred compensation plan	157,264
Other assets	3,553
Total assets	7,286,288,642
Liabilities
Payable for:
Investments purchased	6,897,044
Investments purchased on a delayed delivery basis	22,878,382
Capital shares purchased	8,886,273
Variation margin for futures contracts	8,625
Management services fees	114,407
Distribution and/or service fees	64,693
Transfer agent fees	791,874
Compensation of chief compliance officer	475
Other expenses	257,072
Trustees’ deferred compensation plan	157,264
Total liabilities	40,056,109
Net assets applicable to outstanding capital stock	$7,246,232,533
Represented by
Paid in capital	5,778,937,685
Undistributed net investment income	21,489,491
Accumulated net realized gain	177,442,648
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	1,268,473,154
Investments - affiliated issuers	(24,268)
Futures contracts	(86,177)
Total - representing net assets applicable to outstanding capital stock	$7,246,232,533
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Balanced Fund | Annual Report 2018

Statement of Assets and Liabilities  (continued)
August 31, 2018
Class A
Net assets	$2,798,245,766
Shares outstanding	65,789,780
Net asset value per share	$42.53
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$45.12
Advisor Class
Net assets	$262,643,728
Shares outstanding	6,127,792
Net asset value per share	$42.86
Class C
Net assets	$1,591,464,771
Shares outstanding	37,549,820
Net asset value per share	$42.38
Institutional Class
Net assets	$1,872,366,124
Shares outstanding	44,089,150
Net asset value per share	$42.47
Institutional 2 Class
Net assets	$279,241,802
Shares outstanding	6,571,069
Net asset value per share	$42.50
Institutional 3 Class
Net assets	$308,783,077
Shares outstanding	7,201,931
Net asset value per share	$42.88
Class R
Net assets	$133,484,524
Shares outstanding	3,138,906
Net asset value per share	$42.53
Class T
Net assets	$2,741
Shares outstanding	64
Net asset value per share(a)	$42.52
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$43.61

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2018	31

Statement of Operations
Year Ended August 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$80,241,887
Dividends — affiliated issuers	6,685,128
Interest	69,278,298
Interfund lending	1,071
Foreign taxes withheld	(273,305)
Total income	155,933,079
Expenses:
Management services fees	42,313,765
Distribution and/or service fees
Class A	7,202,145
Class C	15,972,816
Class R	681,885
Class T	6
Transfer agent fees
Class A	3,151,568
Advisor Class	347,110
Class C	1,747,868
Institutional Class	1,993,790
Institutional 2 Class	189,222
Institutional 3 Class	27,006
Class K	147
Class R	149,178
Class T	4
Plan administration fees
Class K	620
Compensation of board members	126,563
Custodian fees	83,450
Printing and postage fees	471,318
Registration fees	320,332
Audit fees	47,531
Legal fees	172,998
Compensation of chief compliance officer	2,900
Other	184,124
Total expenses	75,186,346
Expense reduction	(2,297)
Total net expenses	75,184,049
Net investment income	80,749,030
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	253,214,518
Investments — affiliated issuers	(3,381)
Foreign currency translations	2,106
Futures contracts	(3,984,184)
Net realized gain	249,229,059
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	197,682,178
Investments — affiliated issuers	(36,020)
Futures contracts	(239,890)
Net change in unrealized appreciation (depreciation)	197,406,268
Net realized and unrealized gain	446,635,327
Net increase in net assets resulting from operations	$527,384,357
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Balanced Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended August 31, 2018	Year Ended August 31, 2017 (a)
Operations
Net investment income	$80,749,030	$64,258,715
Net realized gain	249,229,059	73,773,485
Net change in unrealized appreciation (depreciation)	197,406,268	456,058,348
Net increase in net assets resulting from operations	527,384,357	594,090,548
Distributions to shareholders
Net investment income
Class A	(32,119,116)	(31,419,357)
Advisor Class	(4,342,151)	(1,891,778)
Class B	—	(15,938)
Class C	(5,858,667)	(4,281,484)
Institutional Class	(24,669,492)	(15,800,647)
Institutional 2 Class	(4,667,983)	(3,044,013)
Institutional 3 Class	(3,826,408)	(2,015,122)
Class K	(3,059)	(152,413)
Class R	(1,185,792)	(735,523)
Class T	(30)	(6)
Net realized gains
Class A	(43,794,715)	(10,277,146)
Advisor Class	(5,173,147)	(429,875)
Class B	—	(18,534)
Class C	(23,969,628)	(4,465,030)
Institutional Class	(27,034,308)	(3,039,354)
Institutional 2 Class	(5,273,688)	(637,036)
Institutional 3 Class	(4,144,929)	(444,743)
Class K	(7,102)	(75,695)
Class R	(2,079,860)	(268,851)
Class T	(40)	—
Total distributions to shareholders	(188,150,115)	(79,012,545)
Increase (decrease) in net assets from capital stock activity	(217,869,957)	994,657,535
Total increase in net assets	121,364,285	1,509,735,538
Net assets at beginning of year	7,124,868,248	5,615,132,710
Net assets at end of year	$7,246,232,533	$7,124,868,248
Undistributed net investment income	$21,489,491	$17,750,369

(a)	Class T shares are based on operations from April 3, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2018	33

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2018		August 31, 2017 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	11,907,451	491,495,200	24,772,439	945,332,855
Distributions reinvested	1,767,262	72,594,492	1,045,100	39,678,883
Redemptions	(18,800,971)	(774,256,063)	(33,774,711)	(1,309,765,943)
Net decrease	(5,126,258)	(210,166,371)	(7,957,172)	(324,754,205)
Advisor Class
Subscriptions	3,049,876	126,357,688	5,915,668	234,427,027
Distributions reinvested	227,462	9,410,310	58,826	2,263,044
Redemptions	(4,931,823)	(203,348,145)	(1,156,822)	(45,169,223)
Net increase (decrease)	(1,654,485)	(67,580,147)	4,817,672	191,520,848
Class B
Subscriptions	—	—	14,471	541,609
Distributions reinvested	—	—	846	31,720
Redemptions	—	—	(185,775)	(7,216,956)
Net decrease	—	—	(170,458)	(6,643,627)
Class C
Subscriptions	7,310,481	300,534,318	11,563,817	441,849,546
Distributions reinvested	687,910	28,197,620	213,858	8,054,282
Redemptions	(8,466,088)	(348,287,316)	(7,571,868)	(291,220,044)
Net increase (decrease)	(467,697)	(19,555,378)	4,205,807	158,683,784
Institutional Class
Subscriptions	12,547,575	516,259,609	28,546,277	1,101,924,164
Distributions reinvested	1,062,981	43,575,598	405,893	15,534,982
Redemptions	(12,811,443)	(527,156,600)	(8,808,209)	(338,109,754)
Net increase	799,113	32,678,607	20,143,961	779,349,392
Institutional 2 Class
Subscriptions	4,231,266	174,312,801	4,167,519	160,934,986
Distributions reinvested	242,349	9,939,541	96,352	3,675,206
Redemptions	(5,624,483)	(232,142,525)	(1,372,685)	(52,679,229)
Net increase (decrease)	(1,150,868)	(47,890,183)	2,891,186	111,930,963
Institutional 3 Class
Subscriptions	4,090,596	168,904,814	2,223,648	86,597,736
Distributions reinvested	173,114	7,166,163	60,495	2,323,884
Redemptions	(1,717,571)	(71,525,736)	(761,880)	(29,574,327)
Net increase	2,546,139	104,545,241	1,522,263	59,347,293
Class K
Subscriptions	58	2,342	38,103	1,428,499
Distributions reinvested	246	10,079	6,113	227,986
Redemptions	(11,877)	(496,307)	(659,481)	(24,828,066)
Net decrease	(11,573)	(483,886)	(615,265)	(23,171,581)
Class R
Subscriptions	976,195	40,211,637	2,180,027	84,852,665
Distributions reinvested	56,558	2,324,052	14,354	547,735
Redemptions	(1,259,000)	(51,953,529)	(958,372)	(37,008,232)
Net increase (decrease)	(226,247)	(9,417,840)	1,236,009	48,392,168
Class T
Subscriptions	—	—	64	2,500
Net increase	—	—	64	2,500
Total net increase (decrease)	(5,291,876)	(217,869,957)	26,074,067	994,657,535

(a)	Class T shares are based on operations from April 3, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Balanced Fund | Annual Report 2018

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Columbia Balanced Fund | Annual Report 2018	35

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2018	$40.56	0.48	2.57	3.05	(0.46)	(0.62)	(1.08)
Year Ended 8/31/2017	$37.54	0.42	3.12	3.54	(0.40)	(0.12)	(0.52)
Year Ended 8/31/2016	$35.80	0.38	2.62	3.00	(0.58)	(0.68)	(1.26)
Year Ended 8/31/2015	$37.01	0.75 (d)	(0.23)	0.52	(0.40)	(1.33)	(1.73)
Year Ended 8/31/2014	$31.83	0.32	5.16	5.48	(0.30)	—	(0.30)
Advisor Class
Year Ended 8/31/2018	$40.87	0.58	2.59	3.17	(0.56)	(0.62)	(1.18)
Year Ended 8/31/2017	$37.82	0.53	3.14	3.67	(0.50)	(0.12)	(0.62)
Year Ended 8/31/2016	$36.06	0.48	2.63	3.11	(0.67)	(0.68)	(1.35)
Year Ended 8/31/2015	$37.27	0.88 (d)	(0.27)	0.61	(0.49)	(1.33)	(1.82)
Year Ended 8/31/2014	$32.03	0.42	5.18	5.60	(0.38)	—	(0.38)
Class C
Year Ended 8/31/2018	$40.42	0.17	2.56	2.73	(0.15)	(0.62)	(0.77)
Year Ended 8/31/2017	$37.42	0.14	3.10	3.24	(0.12)	(0.12)	(0.24)
Year Ended 8/31/2016	$35.68	0.11	2.62	2.73	(0.31)	(0.68)	(0.99)
Year Ended 8/31/2015	$36.92	0.56 (d)	(0.32)	0.24	(0.15)	(1.33)	(1.48)
Year Ended 8/31/2014	$31.75	0.07	5.14	5.21	(0.05)	—	(0.05)
Institutional Class
Year Ended 8/31/2018	$40.50	0.58	2.57	3.15	(0.56)	(0.62)	(1.18)
Year Ended 8/31/2017	$37.48	0.53	3.11	3.64	(0.50)	(0.12)	(0.62)
Year Ended 8/31/2016	$35.75	0.47	2.61	3.08	(0.67)	(0.68)	(1.35)
Year Ended 8/31/2015	$36.96	0.83 (d)	(0.22)	0.61	(0.49)	(1.33)	(1.82)
Year Ended 8/31/2014	$31.78	0.41	5.15	5.56	(0.38)	—	(0.38)
Institutional 2 Class
Year Ended 8/31/2018	$40.53	0.60	2.57	3.17	(0.58)	(0.62)	(1.20)
Year Ended 8/31/2017	$37.51	0.55	3.12	3.67	(0.53)	(0.12)	(0.65)
Year Ended 8/31/2016	$35.78	0.51	2.60	3.11	(0.70)	(0.68)	(1.38)
Year Ended 8/31/2015	$36.99	0.97 (d)	(0.32)	0.65	(0.53)	(1.33)	(1.86)
Year Ended 8/31/2014	$31.80	0.45	5.14	5.59	(0.42)	—	(0.42)
Institutional 3 Class
Year Ended 8/31/2018	$40.88	0.63	2.59	3.22	(0.60)	(0.62)	(1.22)
Year Ended 8/31/2017	$37.83	0.57	3.15	3.72	(0.55)	(0.12)	(0.67)
Year Ended 8/31/2016	$36.07	0.53	2.63	3.16	(0.72)	(0.68)	(1.40)
Year Ended 8/31/2015	$37.28	1.21 (d)	(0.54)	0.67	(0.55)	(1.33)	(1.88)
Year Ended 8/31/2014	$32.04	0.47	5.19	5.66	(0.44)	—	(0.44)
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Balanced Fund | Annual Report 2018

Financial Highlights  (continued)
	Reimbursement from affiliate	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2018	—	$42.53	7.63%	0.95%	0.95% (c)	1.16%	76%	$2,798,246
Year Ended 8/31/2017	—	$40.56	9.54%	0.97%	0.97% (c)	1.10%	63%	$2,876,519
Year Ended 8/31/2016	—	$37.54	8.60%	1.03%	1.03% (c)	1.06%	60%	$2,960,832
Year Ended 8/31/2015	—	$35.80	1.38%	1.06%	1.06% (c)	2.03%	102%	$1,885,538
Year Ended 8/31/2014	—	$37.01	17.29%	1.09%	1.09% (c)	0.94%	109%	$1,344,071
Advisor Class
Year Ended 8/31/2018	—	$42.86	7.89%	0.70%	0.70% (c)	1.41%	76%	$262,644
Year Ended 8/31/2017	—	$40.87	9.82%	0.72%	0.72% (c)	1.37%	63%	$318,026
Year Ended 8/31/2016	—	$37.82	8.86%	0.78%	0.78% (c)	1.33%	60%	$112,108
Year Ended 8/31/2015	—	$36.06	1.62%	0.81%	0.81% (c)	2.37%	102%	$38,489
Year Ended 8/31/2014	0.02	$37.27	17.64% (e)	0.84%	0.84% (c)	1.21%	109%	$15,596
Class C
Year Ended 8/31/2018	—	$42.38	6.83%	1.70%	1.70% (c)	0.42%	76%	$1,591,465
Year Ended 8/31/2017	—	$40.42	8.71%	1.72%	1.72% (c)	0.35%	63%	$1,536,796
Year Ended 8/31/2016	—	$37.42	7.80%	1.78%	1.78% (c)	0.32%	60%	$1,265,079
Year Ended 8/31/2015	—	$35.68	0.63%	1.81%	1.81% (c)	1.52%	102%	$612,243
Year Ended 8/31/2014	0.01	$36.92	16.44% (f)	1.84%	1.84% (c)	0.19%	109%	$295,665
Institutional Class
Year Ended 8/31/2018	—	$42.47	7.91%	0.70%	0.70% (c)	1.42%	76%	$1,872,366
Year Ended 8/31/2017	—	$40.50	9.83%	0.72%	0.72% (c)	1.36%	63%	$1,753,306
Year Ended 8/31/2016	—	$37.48	8.85%	0.78%	0.78% (c)	1.32%	60%	$867,554
Year Ended 8/31/2015	—	$35.75	1.64%	0.81%	0.81% (c)	2.24%	102%	$480,162
Year Ended 8/31/2014	—	$36.96	17.60%	0.84%	0.84% (c)	1.18%	109%	$364,457
Institutional 2 Class
Year Ended 8/31/2018	—	$42.50	7.96%	0.65%	0.65%	1.46%	76%	$279,242
Year Ended 8/31/2017	—	$40.53	9.91%	0.66%	0.66%	1.42%	63%	$312,952
Year Ended 8/31/2016	—	$37.51	8.96%	0.68%	0.68%	1.41%	60%	$181,221
Year Ended 8/31/2015	—	$35.78	1.74%	0.70%	0.70%	2.63%	102%	$110,946
Year Ended 8/31/2014	0.02	$36.99	17.76% (e)	0.73%	0.73%	1.30%	109%	$47,848
Institutional 3 Class
Year Ended 8/31/2018	—	$42.88	8.01%	0.60%	0.60%	1.53%	76%	$308,783
Year Ended 8/31/2017	—	$40.88	9.96%	0.61%	0.61%	1.47%	63%	$190,322
Year Ended 8/31/2016	—	$37.83	9.02%	0.63%	0.63%	1.47%	60%	$118,553
Year Ended 8/31/2015	—	$36.07	1.78%	0.66%	0.66%	3.27%	102%	$65,758
Year Ended 8/31/2014	0.02	$37.28	17.84% (g)	0.68%	0.68%	1.35%	109%	$17,106
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2018	37

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 8/31/2018	$40.56	0.38	2.57	2.95	(0.36)	(0.62)	(0.98)
Year Ended 8/31/2017	$37.54	0.33	3.12	3.45	(0.31)	(0.12)	(0.43)
Year Ended 8/31/2016	$35.79	0.29	2.63	2.92	(0.49)	(0.68)	(1.17)
Year Ended 8/31/2015	$37.01	0.73 (d)	(0.31)	0.42	(0.31)	(1.33)	(1.64)
Year Ended 8/31/2014	$31.82	0.24	5.15	5.39	(0.21)	—	(0.21)
Class T
Year Ended 8/31/2018	$40.56	0.49	2.55	3.04	(0.46)	(0.62)	(1.08)
Year Ended 8/31/2017(h)	$38.78	0.20	1.68	1.88	(0.10)	—	(0.10)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Net investment income per share includes special dividends. The per share effect of these dividends amounted to:

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
08/31/2015	$ 0.48	$ 0.51	$ 0.56	$ 0.47	$ 0.57	$ 0.78	$ 0.55

(e)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.05%.
(f)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.
(g)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.04%.
(h)	Class T shares commenced operations on April 3, 2017. Per share data and total return reflect activity from that date.
(i)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Balanced Fund | Annual Report 2018

Financial Highlights  (continued)
	Reimbursement from affiliate	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 8/31/2018	—	$42.53	7.36%	1.20%	1.20% (c)	0.91%	76%	$133,485
Year Ended 8/31/2017	—	$40.56	9.27%	1.22%	1.22% (c)	0.86%	63%	$136,478
Year Ended 8/31/2016	—	$37.54	8.35%	1.28%	1.28% (c)	0.82%	60%	$79,917
Year Ended 8/31/2015	—	$35.79	1.10%	1.31%	1.31% (c)	1.97%	102%	$37,089
Year Ended 8/31/2014	0.01	$37.01	17.04% (f)	1.34%	1.34% (c)	0.69%	109%	$21,445
Class T
Year Ended 8/31/2018	—	$42.52	7.61%	0.94%	0.94% (c)	1.19%	76%	$3
Year Ended 8/31/2017(h)	—	$40.56	4.84%	0.97% (i)	0.97% (c),(i)	1.22% (i)	63%	$3
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2018	39

Notes to Financial Statements
August 31, 2018
Note 1. Organization
Columbia Balanced Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares will automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The Fund no longer accepts investments by existing investors in Class K shares. When available, Class K shares were not subject to sales charges and were made available only to existing investors in Class K shares. On March 9, 2018, Class K shares were redeemed or exchanged for Advisor Class shares of the Fund in a tax free transaction that had no impact on fees and expenses paid by the shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
40	Columbia Balanced Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Columbia Balanced Fund | Annual Report 2018	41

Notes to Financial Statements  (continued)
August 31, 2018
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
42	Columbia Balanced Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Columbia Balanced Fund | Annual Report 2018	43

Notes to Financial Statements  (continued)
August 31, 2018
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2018:
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	86,177*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(3,984,184)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(239,890)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	97,684,234

*	Based on the ending quarterly outstanding amounts for the year ended August 31, 2018.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
44	Columbia Balanced Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Columbia Balanced Fund | Annual Report 2018	45

Notes to Financial Statements  (continued)
August 31, 2018
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
46	Columbia Balanced Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
Columbia Balanced Fund | Annual Report 2018	47

Notes to Financial Statements  (continued)
August 31, 2018
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2018 was 0.57% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended August 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.11
Advisor Class	0.11
Class C	0.11
Institutional Class	0.11
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class K	0.03 (a)
Class R	0.11
Class T	0.14

(a)	Unannualized.
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
48	Columbia Balanced Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
The lease and the Guaranty expire in January 2019. At August 31, 2018, the Fund’s total potential future obligation over the life of the Guaranty is $3,659. The liability remaining at August 31, 2018 for non-recurring charges associated with the lease amounted to $1,467 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at August 31, 2018 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $3,553, which approximates the fair value of the ownership interest.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $2,297.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund paid an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services. As a result of all Class K shares of the Fund being redeemed or exchanged for Advisor Class shares, March 9, 2018 was the last day the Fund paid a plan administration fee for Class K shares.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class C, Class R and Class T shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended August 31, 2018, if any, are listed below:
Amount ($)
Class A	6,760,202
Class C	181,054
Columbia Balanced Fund | Annual Report 2018	49

Notes to Financial Statements  (continued)
August 31, 2018
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2018 through December 31, 2018	Prior to January 1, 2018
Class A	1.15%	1.18%
Advisor Class	0.90	0.93
Class C	1.90	1.93
Institutional Class	0.90	0.93
Institutional 2 Class	0.85	0.915
Institutional 3 Class	0.80	0.865
Class R	1.40	1.43
Class T	1.15	1.18
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, trustees’ deferred compensation, principal and/or interest from fixed income securities and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(337,210)	337,210	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
50	Columbia Balanced Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2018			Year Ended August 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
76,672,698	111,477,417	188,150,115	59,845,410	19,167,135	79,012,545
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
21,651,807	213,835,506	—	1,231,964,799
At August 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
6,020,293,921	1,316,865,821	(84,901,022)	1,231,964,799
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $5,233,376,945 and $5,376,819,704, respectively, for the year ended August 31, 2018, of which $1,625,103,750 and $1,602,139,259, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Balanced Fund | Annual Report 2018	51

Notes to Financial Statements  (continued)
August 31, 2018
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2018 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Lender	2,666,667	2.36	6
Interest income earned by the Fund is recorded as interfund lending on the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended August 31, 2018.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
52	Columbia Balanced Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Shareholder concentration risk
At August 31, 2018, affiliated shareholders of record owned 38.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Balanced Fund | Annual Report 2018	53

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Balanced Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Balanced Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the “Fund”) as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian, transfer agent, agent banks, and brokers; when replies were not received from brokers, we performed other audit procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
54	Columbia Balanced Fund | Annual Report 2018

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
93.62%	88.05%	$268,497,744
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Balanced Fund | Annual Report 2018	55

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
56	Columbia Balanced Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Columbia Balanced Fund | Annual Report 2018	57

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	193	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
58	Columbia Balanced Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Balanced Fund | Annual Report 2018	59

Board Consideration and Approval of Management
Agreement
On June 12, 2018, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Balanced Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 6, 2018, April 26, 2018 and June 11, 2018 and at Board meetings held on March 7, 2018 and June 12, 2018. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2018, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2018, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2019 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
60	Columbia Balanced Fund | Annual Report 2018

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to support continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2017, the Fund’s performance was in the seventy-third, forty-fifth and eighteenth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Columbia Balanced Fund | Annual Report 2018	61

Board Consideration and Approval of Management
Agreement  (continued)
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2017, the Fund’s actual management fee and net total expense ratio were ranked in the third and first quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2017 to profitability levels realized in 2016. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
62	Columbia Balanced Fund | Annual Report 2018

Board Consideration and Approval of Management
Agreement  (continued)
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia Balanced Fund | Annual Report 2018	63

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT. The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104
64	Columbia Balanced Fund | Annual Report 2018

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Balanced Fund
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN120_08_H01_(10/18)

Annual Report
August 31, 2018
Multi-Manager Total Return Bond Strategies Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Multi-Manager Total Return Bond Strategies Fund   |  Annual Report 2018

Multi-Manager Total Return Bond Strategies Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Multi-Manager Total Return Bond Strategies Fund (the Fund) seeks total return, consisting of capital appreciation and current income.
Portfolio management
Loomis, Sayles & Company, L.P.
Christopher Harms
Clifton Rowe, CFA
Kurt Wagner, CFA, CIC
PGIM, Inc.
Michael Collins, CFA
Robert Tipp, CFA
Richard Piccirillo
Gregory Peters
TCW Investment Management Company LLC
Stephen Kane, CFA
Laird Landmann
Tad Rivelle
Bryan Whalen, CFA
Average annual total returns (%) (for the period ended August 31, 2018)
	Inception	1 Year	5 Years	Life
Class A	04/20/12	-1.51	2.32	2.13
Institutional Class*	01/03/17	-1.16	2.43	2.22
Bloomberg Barclays U.S. Aggregate Bond Index		-1.05	2.49	1.96
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Effective November 1, 2017, Class Z shares were renamed Institutional Class shares.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 20, 2012 — August 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Multi-Manager Total Return Bond Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at August 31, 2018)
Asset-Backed Securities — Non-Agency	14.5
Commercial Mortgage-Backed Securities - Agency	3.1
Commercial Mortgage-Backed Securities - Non-Agency	5.9
Commercial Paper	0.1
Common Stocks	0.0 (a)
Convertible Bonds	0.1
Corporate Bonds & Notes	35.1
Foreign Government Obligations	2.4
Inflation-Indexed Bonds	0.1
Money Market Funds	2.6
Municipal Bonds	0.4
Residential Mortgage-Backed Securities - Agency	18.2
Residential Mortgage-Backed Securities - Non-Agency	2.8
Senior Loans	0.2
Treasury Bills	3.0
U.S. Government & Agency Obligations	0.2
U.S. Treasury Obligations	11.3
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	3

Fund at a Glance   (continued)
Quality breakdown (%) (at August 31, 2018)
AAA rating	55.1
AA rating	5.3
A rating	11.3
BBB rating	21.1
BB rating	3.0
B rating	2.0
CCC rating	0.8
CC rating	0.5
C rating	0.0 (a)
D rating	0.0 (a)
Not rated	0.9
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds and derivatives, if any).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Market exposure through derivatives investments (% of notional exposure) (at August 31, 2018)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	103.8	(202.7)	(98.9)
Foreign Currency Derivative Contracts	—	(1.1)	(1.1)
Total Notional Market Value of Derivative Contracts	103.8	(203.8)	(100.0)
(a) The Fund has market exposure (long and/or short) to fixed income and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 to the Notes to Financial Statements.

4	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018

Manager Discussion of Fund Performance
At the start of the reporting period, the Fund’s portfolio was managed by Columbia Management Investment Advisers, LLC (CMIA) and three independent money management firms, TCW Investment Management Company (TCW), PGIM, Inc. (PGIM Fixed Income) and Loomis, Sayles & Company, L.P. (Loomis Sayles). In December 2017, approximately 60% of the portion of the portfolio managed by CMIA was transitioned to TCW, Loomis Sayles and PGIM. The remaining portion of the portfolio that was managed by CMIA was liquidated. Effective January 1, 2018, CMIA no longer managed a portion of the Fund’s portfolio. As of August 31, 2018, TCW, PGIM and Loomis Sayles managed approximately 35%, 35% and 30% of the portfolio, respectively.
For the 12-month period that ended August 31, 2018, the Fund’s Class A shares returned -1.51%. The Fund modestly underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned -1.05% over the same time period. The Fund’s performance can be attributed primarily to sector allocation, security selection and duration and yield curve positioning decisions as well as to fees and expenses that unmanaged indices do not incur.
Fixed-income markets struggled against a backdrop of rising interest rates
A backdrop of rising interest rates proved a challenging headwind for fixed-income markets during the 12-month period ended August 31, 2018. The U.S. economy outperformed that of the rest of the world for the majority of the period, driven by strong corporate profits, job gains and income growth. Stable to rising oil prices and U.S. tax reform also contributed to a positive tone. At the same time, trade war tensions, pressured emerging market economies and political instability in the eurozone periphery lowered investors’ confidence. Still, global economic growth remained positive, and inflation drivers remained largely contained. U.S. inflation indicators, propelled by a strong labor market and persistent economic growth, approximated the Federal Reserve’s (the Fed) 2% target.
Given these market conditions, the Fed hiked interest rates three times during the period — in December 2017 and March and June 2018. The U.S. Treasury yield curve, or spectrum of maturities, flattened, as yields at the front, or short-term, end increased substantially based on the Fed’s rate hikes, while yields at the long-term end rose more moderately as economic growth and inflation expectations remained rather steady. Two-year U.S. Treasury yields rose approximately 130 basis points, while bellwether 10-year U.S. Treasury yields were up approximately 74 basis points, and 30-year U.S. Treasury yields increased approximately 29 basis points. (A basis point is 1/100th of a percentage point.)
Despite global macro concerns and spread widening during the second half of the period, investment-grade corporate bonds ended August 2018 with modestly better returns than those of U.S. Treasuries. The underlying strength of the U.S. economy helped credit markets shrug off the daily volatility in emerging markets and trade headlines. The sector was also well supported by the global thirst for yield, improving corporate earnings and expected lower bond supply. High-yield corporate bonds held up even better, reinforced by rather stable financial conditions. Securitized assets as a whole outperformed duration-matched U.S. Treasuries, though the rise in the short-term end of the U.S. yield curve limited total returns. Within the securitized sector, commercial mortgage-backed securities (CMBS) were the best performers, followed by mortgage-backed securities (MBS) and asset-backed securities (ABS). Non-agency MBS benefited from durable housing fundamentals along with limited new supply, while agency MBS declined modestly, pressured by the backdrop of a less accommodative Fed and uptick in rates. Among ABS, non-traditional collateral, such as student loans, performed especially well.
Sector allocations, security selection and duration positioning drove Fund returns
CMIA: We managed a portion of the Fund’s portfolio from the start of the reporting period through December 2017. During that time, performance for our portion of the portfolio was driven by an overweight to investment-grade credit as the option-adjusted spread on the Bloomberg Barclays Corporate Index tightened by 15 basis points over this timeframe. Also, being underweight in Treasury securities added to relative performance as yields on 10-year Treasuries rose by only 23 basis points. Negative performance from security selection within high-yield credits detracted from performance in our portion of the portfolio.
TCW: Performance for our portion of the Fund was driven in part by our defensive duration positioning and in part by effective sector allocation and issue selection overall. More specifically, duration positioning proved most beneficial to relative results during the first half of the period when interest rates rose significantly and our portion of the Fund maintained a duration shorter than that of the benchmark. An allocation to securitized products also contributed positively, particularly an emphasis on federally-guaranteed student loans, which led traditional ABS. An overweight to CMBS also added value, as the sector
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	5

Manager Discussion of Fund Performance  (continued)
meaningfully outpaced the benchmark during the period. Within corporate credit, positive contributions came from an emphasis on strong financial and communication credits. Finally, our portion of the Fund benefited from a small position in Japanese government bonds, with the yen exposure fully hedged out using a U.S. dollar/yen cross currency swap.
Only partially offsetting these positive contributors was our portion of the Fund’s relative underweight to top performing industrial segments within the corporate credit sectors, such as energy and metals and mining, which outpaced duration-matched U.S. Treasuries. A relative underweight to municipal bonds also dampened results, as the sector outperformed the benchmark during the period.
Our portion of the Fund’s yield curve positioning had a rather neutral effect on relative results during the period.
Loomis Sayles: Performance for our portion of the Fund was driven primarily by effective security selection, sector allocation and yield curve positioning. More specifically, we favored risk assets during the period, as economic conditions and corporate fundamentals remained healthy, in our view. As a result, our portion of the Fund maintained a meaningful underweight to U.S. Treasuries and overweights to corporate bonds and securitized sectors. Such sector allocation positioning overall contributed most positively to relative results during the period, muted only modestly by overweights to ABS and agency CMBS, which detracted. Within the corporate bond sector, overweight allocations to the energy, technology and banking industries helped most.
Security selection among corporate bonds, ABS and CMBS also contributed positively overall. Within the investment-grade corporate bond sector, security selection proved especially effective within the industrial and utilities segments, primarily choices within the communications, consumer non-cyclical and electric industries, offset only partially by issue selection within the financials segment, via the insurance industry, which detracted. We viewed ABS and CMBS as attractive alternatives to short-duration government bonds. We maintained an allocation to super-senior CMBS issues and, within the ABS sector, we maintained exposures to senior and subordinate debt of prime and subprime issues.
Agency-backed securitized assets detracted modestly from our portion of the Fund’s relative performance during the period, as an underweight in pass-through securities and weak security selection among collateralized mortgage obligations more than offset the positive security selection generated in agency CMBS. While valuations of MBS improved during the period, we continued to have prepayment risk concerns and favored securities with less extension risk.
While our portion of the Fund’s overall duration was near neutral to that of the benchmark throughout the period, we emphasized longer duration securities and were underweight securities from the front, or short-term, end of the yield curve. This yield curve positioning added value, given that interest rates rose during the period, as the Fed tightened monetary policy.
PGIM: Within our portion of the Fund sector allocation, security selection and yield curve positioning contributed positively to relative results, offsetting duration positioning, which detracted. Our portion of the Fund generally maintained a barbell position between high quality structured products and lower quality investment-grade and high-yield allocations. More specifically, overweight allocations to high-yield corporate bonds and CMBS contributed positively. Allocation positioning in investment-grade corporate bonds, ABS, municipal bonds and U.S. Treasuries added value as well. Issue selection among collateralized loan obligations (CLOs) was also a key positive contributor, consisting mainly of AAA-rated securities. A robust stream of deals and new buyers, coupled with the underlying collateral of bank loans, which performed well, supported CLOs’ strong performance. Issue selection among interest rate swap spread wideners boosted our portion of the Fund’s relative results, the position reflected our thesis that U.S. Treasuries would outperform swap spreads. Among corporate and emerging market debt positions, overweights in energy, electric utilities and banking contributed positively, while overweights to foreign non-corporate bonds and to the cable industry detracted. At the corporate issuer level, the bonds of Dynegy, Devon Energy, Calpine and JP Morgan were top contributors, while the bonds of Dish Network and non-U.S. sovereign bonds, including those of Argentina, Turkey and Italy, detracted. We sold our position in Dynegy. Yield curve positioning contributed positively to relative results, as we maintained a curve flattener position, which helped as the differential in yields between longer term and shorter term maturities narrowed.
Duration positioning detracted. Our portion of the Fund had a longer duration than that of the benchmark, which hurt as yields rose during the period. Security selection within the emerging market debt sector also detracted from results during the period.
6	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
Shifting market conditions drove portfolio changes
The Fund’s portfolio turnover rate for the 12-month period was 228%. A significant portion of the turnover was the result of rolling-maturity mortgage securities, processing of prepayments and opportunistic changes our managers made at the margin in response to valuations or market developments.
CMIA: In December 2017, approximately 60% of our portion of the portfolio was transitioned to the three subadvisers to the Fund. The remaining portion was liquidated.
TCW: Given the ongoing aging of the credit cycle, we continued to position our portion of the Fund with an eye toward risk reduction by moving into higher quality securities up in the capital structure. In terms of sector positioning, our portion of the Fund remained underweight to corporate credit with an emphasis on financials. During the period, we increased our portion of the Fund’s relative overweight to financials, particularly among high quality, short-dated real estate investment trusts and banking credits. Among industrials, we increased our portion of the Fund’s allocation to communications and consumer non-cyclicals and moved to a modest overweight in energy credits via the addition of high quality, high conviction midstream names.
Our portion of the Fund’s duration profile was defensive for the majority of the period, which added value as interest rates rose. Consistent with our value discipline, as rate volatility eased and U.S. Treasury yields approached what we believed was closer to fair value, we gradually extended our portion of the Fund’s duration via tactical trades, moving from approximately three-tenths of a year short to one-tenth of a year longer than the duration of the benchmark by the end of the period.
At the end of the period, our portion of the Fund remained committed to a disciplined, value-based approach, reflected in a focus on higher quality, better collateralized areas of the market. Securitized products remained an emphasis, and positioning favored higher quality, more senior issues. Non-agency MBS remained one of the more attractive opportunities in fixed income, in our view, given the defensive nature of an asset that continued to de-lever. We believe agency MBS offered many positive attributes, including high quality, liquidity and some yield premium versus U.S. Treasuries but also faced the significant potential headwind of slackening demand as the Fed reduces its holdings of the bonds. Among CMBS, exposure was skewed toward agency-backed as well as seasoned non-agency issues at the top of the capital structure and single asset single borrower deals to avoid the underwriting challenges faced by current vintage non-agency CMBS. Consistent with this defensive posture, our portion of the Fund’s allocation to ABS favored more robust structures, such as federally guaranteed student loans and AAA-rated CLOs that we believe offer value. With wariness of embedded risks in the corporate credit market, our portion of the Fund emphasized more defensive sectors we believed were better equipped to withstand volatility, while building ample liquidity to take advantage of opportunities, including high-yield and emerging market debt, where appropriate, that may arise in such environments. Finally, our portion of the Fund continued to hold fully currency-hedged Japanese government bonds at the end of the period as a higher yielding cash substitute.
Loomis Sayles: Our portion of the Fund’s exposure to corporate bond risk had been declining during the period and reached a low point in February 2018. As spreads, or yield differentials between corporate bonds and U.S. Treasuries, subsequently widened during the second half of the period, we increased the corporate beta, or volatility factor, within our portion of the Fund, seeking to take advantage of new issues with the purchase of concessions and secondary bonds that offered what we viewed as healthy risk/return opportunities. We also increased our portion of the Fund’s overweight to BBB-rated bonds, which performed well during the period. That said, it is important to note that our focus remained on selecting fundamentally solid credits that we believe have the ability to maintain investment-grade ratings based on industry trends, operating performance and commitment of management teams. We have and continue to monitor exposures, position sizes and risk tolerance within our portion of the Fund’s portfolio, closely watching market events and trading levels for potential opportunities.
We added to our portion of the Fund’s agency MBS positioning, as valuations in that sector improved, but we remained defensively positioned, as spreads, in our opinion, did not warrant an overweighted allocation. We added to our portion of the Fund’s Yankee bond overweight in the banking industry, as we viewed European bank balance sheet health to be more favorable during these months relative to their U.S. counterparts. (A Yankee bond is a bond issued by a foreign entity, such as a bank or company, but is issued and traded in the U.S. and denominated in U.S. dollars.) We maintained an overall duration that was neutral to that of the benchmark throughout but tilted partial durations toward mid to longer durations, as we anticipated a yield curve flattening, which did indeed materialize.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	7

Manager Discussion of Fund Performance  (continued)
At the end of the period, our portion of the Fund was overweight relative to the benchmark in U.S. credit, particularly the banking, insurance, consumer cyclical and electric industries, as well as ABS and CMBS. Our portion of the Fund was underweight on a relative basis to U.S. Treasuries, MBS and agency securities. We were targeting a neutral duration position at the end of the period.
PGIM: During the period, modest changes were made to active duration positioning. We also sold into certain sectors’ strength, reducing our portion of the Fund’s exposure to bank loans, high-yield corporate bonds and investment-grade corporate bonds. We modestly increased exposure to structured products, including CLOs and CMBS, and to U.S. Treasuries.
At the end of the period, our portion of the Fund was underweight in U.S. Treasuries and MBS and was overweight in structured products, high-yield corporate bonds, emerging market debt and investment-grade corporate bonds relative to the benchmark. Our portion of the Fund was rather neutrally weighted relative to the benchmark in the remaining components of the benchmark and also had exposure to bank loans, which are not represented in the benchmark. As of August 31, 2018, our portion of the Fund had a duration approximately one-quarter year longer than that of the benchmark.
Derivative positions in the Fund
Overall for the Fund, on a stand-alone basis, the use of derivatives had a net negative impact on the Fund’s performance for the period.
CMIA: During the time we managed a portion of the Fund’s portfolio, our portion used US Treasury futures to manage duration and yield curve positioning. As rates generally rose over this period, the overall long duration contribution from futures detracted slightly. Credit default swaps were used to hedge the credit exposure of individual credit issuers and credit index swaps were used to provide overall protection when we viewed the credit market in general to be expensive or inexpensive in general. The use of these swaps detracted slightly as we were long in protection and spreads tightened during the period.
TCW: Our portion of the Fund held U.S. Treasury futures as a method of managing duration. The use of these futures detracted modestly from our portion of the Fund’s results during the period against a backdrop of rising rates. Our portion of the Fund also used currency swaps, maintaining a position in Japanese government bonds, with the yen exposure fully hedged out using a U.S. dollar-yen cross currency swap given what we saw as an attractive yield premium. The currency swap position added value during the period.
Loomis Sayles: Our portion of the Fund used U.S. Treasury futures to help manage duration relative to the benchmark. The use of these futures detracted slightly from our portion of the Fund’s results during the period.
PGIM: Our portion of the Fund utilized U.S. Treasury futures, interest rate swaps and overnight indexed swaps to hedge interest rate risk, duration and yield curve positioning and for relative value trading. Overall, positioning in U.S. Treasury futures modestly detracted from our portion of the Fund’s performance, while positioning in interest rate swaps and overnight indexed swaps added value during the annual period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. Market or other (e.g.,interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for information on these and other risks.
8	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	9

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2018 — August 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,008.40	1,021.32	3.90	3.92	0.77
Institutional Class	1,000.00	1,000.00	1,009.60	1,022.58	2.63	2.65	0.52
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
10	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018

Portfolio of Investments
August 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 14.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ACC Trust(a)
Series 2018-1 Class A
12/21/2020	3.700%	1,259,570	1,258,220
Allegro CLO VII Ltd.(a),(b)
Series 2018-1A Class A
3-month USD LIBOR + 1.100% 06/13/2031	3.489%	7,500,000	7,499,227
Ally Auto Receivables Trust
Series 2017-2 Class A2
11/15/2019	1.490%	753,221	752,787
AmeriCredit Automobile Receivables Trust
Series 2017-1 Class B
02/18/2022	2.300%	730,000	720,178
Series 2017-3 Class B
06/19/2023	2.240%	585,000	574,675
Subordinated, Series 2016-3 Class C
04/08/2022	2.240%	6,430,000	6,328,627
Subordinated, Series 2016-4 Class B
12/08/2021	1.830%	6,360,000	6,260,684
Subordinated, Series 2017-2 Class B
05/18/2022	2.400%	2,280,000	2,251,562
Anchorage Capital CLO Ltd.(a),(b)
Series 2013-1A Class A1R
3-month USD LIBOR + 1.250% 10/13/2030	3.587%	5,250,000	5,267,986
Series 2015-6A Class AR
3-month USD LIBOR + 1.270% 07/15/2030	3.609%	11,500,000	11,518,687
Ares XXXIX CLO Ltd.(a),(b)
Series 2016-39A Class A
3-month USD LIBOR + 1.530% 07/18/2028	3.863%	14,000,000	14,012,866
ArrowMark Colorado Holdings(a),(b)
Series 2017-6A Class A1
3-month USD LIBOR + 1.280% 07/15/2029	3.619%	2,250,000	2,252,095
Atlas Senior Loan Fund Ltd.(a),(b)
Series 2017-8A Class A
3-month USD LIBOR + 1.300% 01/16/2030	3.639%	5,250,000	5,260,558
Atlas Senior Loan Fund V Ltd.(a),(b)
Series 2014-1A Class AR2
3-month USD LIBOR + 1.260% 07/16/2029	3.599%	13,750,000	13,787,964
Atrium XII(a),(b)
Series 2012A Class AR
3-month USD LIBOR + 0.830% 04/22/2027	3.177%	16,975,000	16,908,662
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Avis Budget Rental Car Funding AESOP LLC(a)
Series 2013-1A Class A
09/20/2019	1.920%	528,333	528,114
Series 2014-1A Class A
07/20/2020	2.460%	3,140,000	3,129,463
Series 2015-1A Class A
07/20/2021	2.500%	3,600,000	3,555,481
Series 2015-2A Class A
12/20/2021	2.630%	3,125,000	3,084,102
Series 2016-1A Class A
06/20/2022	2.990%	2,800,000	2,776,202
Series 2016-2A Class A
11/20/2022	2.720%	8,600,000	8,409,629
Series 2017-2A Class A
03/20/2024	2.970%	750,000	731,394
Ballyrock CLO Ltd.(a),(b)
Series 2016-1A Class A
3-month USD LIBOR + 1.590% 10/15/2028	2.406%	16,500,000	16,550,935
Battalion CLO X Ltd.(a),(b)
Series 2016-10A Class A1
3-month USD LIBOR + 1.550% 01/24/2029	3.892%	4,750,000	4,755,605
Birchwood Park CLO Ltd.(a),(b)
Series 2014-1A Class AR
3-month USD LIBOR + 1.180% 07/15/2026	3.519%	2,000,000	2,000,510
Burnham Park CLO Ltd.(a),(b)
Series 2016-1A Class A
3-month USD LIBOR + 1.430% 10/20/2029	3.778%	9,500,000	9,515,808
California Republic Auto Receivables Trust
Series 2016-2 Class A3
07/15/2020	1.560%	457,405	456,866
Series 2017-1 Class A4
06/15/2022	2.280%	4,210,000	4,162,108
Capital Auto Receivables Asset Trust(a)
Series 2017-1 Class A3
08/20/2021	2.020%	1,060,000	1,051,458
Capital One Multi-Asset Execution Trust
Series 2015-A4 Class A4
05/15/2025	2.750%	5,665,000	5,593,069
Series 2017-A3 Class A3
01/15/2025	2.430%	11,235,000	10,995,205
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
August 31, 2018
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2012-4A Class AR
3-month USD LIBOR + 1.450% 01/20/2029	2.330%	6,250,000	6,262,237
Series 2014-1A Class A1R2
3-month USD LIBOR + 0.970% 04/17/2031	3.306%	7,000,000	6,961,976
Series 2014-3RA Class A1A
3-month USD LIBOR + 1.050% 07/27/2031	3.138%	21,750,000	21,688,469
CarMax Auto Owner Trust
Series 2016-3 Class A3
05/17/2021	1.390%	3,533,778	3,501,197
Series 2017-2 Class A2
06/15/2020	1.630%	3,326,684	3,320,405
Catamaran CLO Ltd.(a),(b)
Series 2014-1A Class A1AR
3-month USD LIBOR + 1.260% 04/22/2030	3.608%	13,750,000	13,749,931
Chancelight, Inc.(a),(b)
Series 2012-2 Class A
1-month USD LIBOR + 0.730% 04/25/2039	2.795%	1,176,952	1,179,273
CIFC Funding Ltd.(a),(b)
Series 2015-1A Class ARR
3-month USD LIBOR + 1.110% 01/22/2031	3.457%	7,000,000	6,989,500
Series 2015-3A Class AR
3-month USD LIBOR + 0.870% 04/19/2029	3.212%	6,000,000	5,976,102
Series 2018-2A Class A1
3-month USD LIBOR + 1.040% 04/20/2031	3.093%	12,000,000	11,966,880
CIG Auto Receivables Trust(a)
Series 2017-1A
05/15/2023	2.710%	610,820	607,050
CIT Education Loan Trust(a),(b)
Series 2007-1 Class B
3-month USD LIBOR + 0.300% 06/25/2042	2.635%	757,808	686,331
CIT Mortgage Loan Trust(a),(b)
Series 2007-1 Class 1A
1-month USD LIBOR + 1.350% 10/25/2037	3.415%	8,654,138	8,721,702
CPS Auto Receivables Trust(a)
Series 2018-A Class C
12/15/2023	3.050%	625,000	619,330
Subordinated, Series 2016-B Class B
09/15/2020	3.180%	1,429,154	1,431,179
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated, Series 2017-C Class B
07/15/2021	2.300%	1,310,000	1,302,476
Credit Acceptance Auto Loan Trust(a)
Series 2016-3A Class A
04/15/2024	2.150%	2,130,000	2,118,884
Series 2017-1A Class A
10/15/2025	2.560%	685,000	681,683
Series 2017-3A Class A
06/15/2026	2.650%	1,785,000	1,765,713
Series 2018-2A Class A
05/17/2027	3.470%	515,000	516,380
Subordinated, Series 2016-2A Class B
05/15/2024	3.180%	6,300,000	6,302,761
Diamond Resorts Owner Trust(a)
Series 2018-1 Class A
01/21/2031	3.700%	4,860,000	4,872,791
Drive Auto Receivables Trust
Series 2017-3 Class C
07/15/2022	2.800%	1,515,000	1,510,360
Subordinated, Series 2018-1 Class B
02/15/2022	2.880%	4,305,000	4,295,442
Drive Auto Receivables Trust(a)
Series 2017-AA Class C
01/18/2022	2.980%	1,240,000	1,239,809
Subordinated, Series 2016-BA Class C
07/15/2022	3.190%	4,538,476	4,544,026
Subordinated, Series 2016-CA Class B
11/16/2020	2.370%	411,593	411,520
Dryden 33 Senior Loan Fund(a),(b)
Series 2014-33A Class AR
3-month USD LIBOR + 1.430% 10/15/2028	3.769%	5,000,000	5,012,515
DT Auto Owner Trust(a)
Series 2017-3A Class B
05/17/2021	2.400%	2,600,000	2,592,117
Series 2018-2A Class C
03/15/2024	3.670%	4,120,000	4,125,295
Subordinated, Series 2016-4A Class C
10/17/2022	2.740%	8,658,394	8,655,003
Subordinated, Series 2017-1 Class C
11/15/2022	2.700%	300,000	298,801
Earnest Student Loan Program LLC(a),(b)
Series 2016-D Class A1
1-month USD LIBOR + 1.400% 01/25/2041	3.465%	368,821	372,001

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Education Loan Asset-Backed Trust I(a),(b)
Series 2013-1 Class A2
1-month USD LIBOR + 0.800% 04/26/2032	2.865%	4,650,000	4,671,735
Educational Funding of the South, Inc.(b)
Series 2011-1 Class A2
3-month USD LIBOR + 0.650% 04/25/2035	2.985%	2,475,298	2,477,887
EFS Volunteer No. 2 LLC(a),(b)
Series 2012-1 Class A2
1-month USD LIBOR + 1.350% 03/25/2036	3.415%	2,700,000	2,745,126
Elevation CLO Ltd.(a),(b)
Series 2014-2A Class A1R
3-month USD LIBOR + 1.230% 10/15/2029	3.569%	13,000,000	13,041,665
Series 2017-7A Class A
3-month USD LIBOR + 1.220% 07/15/2030	3.559%	4,750,000	4,752,157
Ellington CLO II Ltd.(a),(b)
Series 2017-2A Class A
3-month USD LIBOR + 1.700% 02/15/2029	4.014%	20,000,000	20,114,860
Enterprise Fleet Financing LLC(a)
Series 2016-2 Class A2
02/22/2022	1.740%	664,992	662,522
Exeter Automobile Receivables Trust(a)
Series 2017-3A Class A
12/15/2021	2.050%	1,295,212	1,289,705
Series 2018-1A Class B
04/15/2022	2.750%	2,685,000	2,663,714
Series 2018-2A Class B
05/16/2022	3.270%	5,400,000	5,390,540
Subordinated, Series 2017-2A Class B
05/16/2022	2.820%	1,760,000	1,750,755
Fifth Third Auto Trust
Series 2017-1 Class A2A
04/15/2020	1.590%	1,227,468	1,224,915
First Investors Auto Owner Trust(a)
Series 2017-1A Class A2
03/15/2022	2.200%	2,170,000	2,153,968
Flagship CLO VII Ltd.(a),(b)
Series 2014-8A Class ARR
3-month USD LIBOR + 0.850% 01/16/2026	3.189%	10,000,000	9,977,810
Flagship Credit Auto Trust(a)
Subordinated, Series 2015-3 Class B
03/15/2022	3.680%	827,000	830,984
Subordinated, Series 2016-2
09/15/2022	3.840%	1,855,000	1,860,198
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated, Series 2016-3 Class B
06/15/2021	2.430%	2,195,000	2,184,266
Subordinated, Series 2016-4 Class B
10/15/2021	2.410%	1,160,000	1,147,570
Subordinated, Series 2018-2 Class B
05/15/2023	3.560%	3,869,000	3,871,576
Ford Credit Auto Owner Trust(a)
Series 2015-1 Class A
07/15/2026	2.120%	5,574,000	5,509,595
Series 2015-2 Class A
01/15/2027	2.440%	2,655,000	2,626,376
Series 2016-1 Class A
08/15/2027	2.310%	6,960,000	6,822,182
Series 2016-2 Class A
12/15/2027	2.030%	16,140,000	15,631,359
Series 2017-2 Class A
03/15/2029	2.360%	7,075,000	6,815,646
Series 2018-1 Class A
07/15/2031	3.190%	7,110,000	6,983,028
Ford Credit Auto Owner Trust
Series 2016-B Class A3
10/15/2020	1.330%	1,219,604	1,213,311
Ford Credit Floorplan Master Owner Trust(a)
Series 2013-2 Class A
03/15/2022	2.090%	3,775,000	3,723,475
Ford Credit Floorplan Master Owner Trust
Series 2017-3 Class A
09/15/2024	2.480%	9,600,000	9,328,665
Galaxy XXIX CLO Ltd.(a),(b)
Series 2018-29A Class A
3-month USD LIBOR + 0.790% 11/15/2026	3.104%	11,250,000	11,208,465
Global SC Finance II SRL(a)
Series 2014-1A Class A2
07/17/2029	3.090%	2,269,042	2,211,294
GM Financial Automobile Leasing Trust
Series 2016-2 Class A3
09/20/2019	1.620%	1,614,787	1,612,418
Series 2017-3 Class A2A
01/21/2020	1.720%	2,059,918	2,052,042
Goal Capital Funding Trust(b)
Series 2006-1 Class B
3-month USD LIBOR + 0.450% 08/25/2042	2.761%	978,223	911,039
Greenwood Park CLO Ltd.(a),(b)
Series 2018-1A Class A2
3-month USD LIBOR + 1.010% 04/15/2031	3.035%	15,000,000	14,966,610

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	13

Portfolio of Investments  (continued)
August 31, 2018
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Henderson Receivables LLC(a)
Series 2013-3A Class A
01/17/2073	4.080%	2,185,787	2,217,767
Series 2014-2A Class A
01/17/2073	3.610%	2,689,105	2,602,527
Hertz Vehicle Financing II LP(a)
Series 2015-1A Class A
03/25/2021	2.730%	5,500,000	5,453,823
Series 2015-3A Class A
09/25/2021	2.670%	1,390,000	1,368,532
Series 2016-1A Class A
03/25/2020	2.320%	1,620,000	1,614,686
Series 2016-2A Class A
03/25/2022	2.950%	6,270,000	6,184,107
Series 2016-3A Class A
07/25/2020	2.270%	4,080,000	4,053,393
Higher Education Funding I(a),(b)
Series 2014-1 Class A
3-month USD LIBOR + 1.050% 05/25/2034	3.361%	3,818,318	3,844,380
ICG US CLO Ltd.(a),(b)
Series 2017-2A Class A1
3-month USD LIBOR + 1.280% 10/23/2029	3.627%	1,000,000	1,001,790
Jamestown CLO IX Ltd.(a),(b)
Series 2016-9A Class A1B
3-month USD LIBOR + 1.500% 10/20/2028	2.320%	18,400,000	18,403,514
KKR CLO Ltd.(a),(b)
Series 2018 Class A
3-month USD LIBOR + 1.270% 07/18/2030	3.603%	9,000,000	9,014,589
KVK CLO Ltd.(a),(b)
Series 2014-1A Class A1R
3-month USD LIBOR + 1.300% 05/15/2026	3.614%	4,207,902	4,210,851
Series 2018-1A Class A
3-month USD LIBOR + 0.930% 05/20/2029	3.261%	17,000,000	16,874,727
Lendmark Funding Trust(a)
Series 2016-2A Class A
04/21/2025	3.260%	1,100,000	1,100,423
Series 2017-1A Class A
12/22/2025	2.830%	2,060,000	2,052,212
Series 2018-1A Class A
12/21/2026	3.810%	7,200,000	7,233,060
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Magnetite VII Ltd.(a),(b)
Series 2012-7A Class A1R2
3-month USD LIBOR + 0.800% 01/15/2028	3.139%	710,000	705,742
Magnetite XI Ltd.(a),(b)
Series 2014-11A Class A1R
3-month USD LIBOR + 1.120% 01/18/2027	3.453%	5,000,000	5,001,035
Mariner CLO 5 Ltd.(a),(b)
Series 2018-5A Class A
3-month USD LIBOR + 1.110% 04/25/2031	3.324%	5,500,000	5,476,168
Mariner Finance Issuance Trust(a)
Series 2017-BA Class A
12/20/2029	2.920%	6,145,000	6,059,337
Mercedes-Benz Auto Lease Trust
Series 2017-A Class A2A
08/15/2019	1.530%	2,969,806	2,967,407
Merlin Aviation Holdings DAC(a)
Series 2016-1 Class A
12/15/2032	4.500%	2,722,730	2,760,025
Midocean Credit CLO VIII(a),(b)
Series 2018-8A Class A1
3-month USD LIBOR + 1.150% 02/20/2031	3.037%	8,000,000	7,987,392
Series 2018-8A Class B
3-month USD LIBOR + 1.650% 02/20/2031	3.537%	6,600,000	6,599,927
Mid-State Capital Corp. Trust(a)
Series 2006-1 Class A
10/15/2040	5.787%	1,125,556	1,229,527
Mid-State Trust VII
Series 7 Class A (AMBAC)
12/15/2036	6.340%	1,357,349	1,447,370
Mountain View CLO LLC(a),(b)
Series 2017-2A Class A
3-month USD LIBOR + 1.210% 01/16/2031	3.549%	6,500,000	6,499,863
Mountain View CLO Ltd.(a),(b)
Series 2015-9A Class A1R
3-month USD LIBOR + 1.120% 07/15/2031	3.169%	15,000,000	14,983,455
Navient Student Loan Trust(b)
Series 2014-2 Class A
1-month USD LIBOR + 0.640% 03/25/2083	2.705%	6,283,420	6,246,889
Series 2014-3 Class A
1-month USD LIBOR + 0.620% 03/25/2083	2.685%	6,382,438	6,353,478

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2014-4 Class A
1-month USD LIBOR + 0.620% 03/25/2083	2.685%	2,832,431	2,830,119
Series 2015-2 Class A3
1-month USD LIBOR + 0.570% 11/26/2040	2.635%	5,400,000	5,399,995
Navient Student Loan Trust(a),(b)
Series 2017-1A Class A3
1-month USD LIBOR + 1.150% 07/26/2066	3.215%	3,530,000	3,617,374
Series 2017-3A Class A3
1-month USD LIBOR + 1.050% 07/26/2066	3.115%	13,281,000	13,578,629
Series 2017-5A Class A
1-month USD LIBOR + 0.800% 07/26/2066	2.865%	12,540,295	12,666,924
Nelnet Student Loan Trust(a),(b)
Series 2012-5A Class A
1-month USD LIBOR + 0.600% 10/27/2036	2.665%	1,826,732	1,822,760
Series 2014-4A Class A2
1-month USD LIBOR + 0.950% 11/25/2048	3.015%	4,210,000	4,240,355
Series 2015-1A Class A
1-month USD LIBOR + 0.590% 04/25/2046	2.655%	6,171,794	6,171,788
Neuberger Berman CLO XVI-S Ltd.(a),(b)
Series 2017-16SA Class A
3-month USD LIBOR + 0.850% 01/15/2028	3.189%	7,000,000	6,969,221
NextGear Floorplan Master Owner Trust(a)
Series 2016-1A Class A2
04/15/2021	2.740%	3,380,000	3,377,853
Series 2016-2A Class A2
09/15/2021	2.190%	1,845,000	1,830,074
Series 2017-1A Class A2
04/18/2022	2.540%	2,990,000	2,959,571
Series 2017-2A Class A2
10/17/2022	2.560%	595,000	585,965
Series 2018-1A Class A2
02/15/2023	3.220%	2,230,000	2,221,901
Nissan Auto Receivables Owner Trust
Series 2016-B Class A3
01/15/2021	1.320%	1,556,004	1,544,106
Nissan Master Owner Trust Receivables(b)
Series 2017-A Class A
1-month USD LIBOR + 0.310% 04/15/2021	2.373%	8,300,000	8,308,269
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OCP CLO Ltd.(a),(b)
Series 2017-13A Class A1A
3-month USD LIBOR + 1.260% 07/15/2030	3.599%	4,500,000	4,508,528
Octagon Investment Partners 25 Ltd.(a),(b)
Series 2015-1A Class AR
3-month USD LIBOR + 0.800% 10/20/2026	3.148%	5,000,000	4,968,845
Octagon Investment Partners 30 Ltd.(a),(b)
Series 2017-1A Class A1
3-month USD LIBOR + 1.320% 03/17/2030	3.668%	2,000,000	2,008,626
OneMain Direct Auto Receivables Trust(a)
Series 2017-1A Class B
06/15/2021	2.880%	2,600,000	2,574,989
Subordinated Series 2018-1A Class B
04/14/2025	3.710%	11,400,000	11,404,934
Subordinated, Series 2017-2A Class D
10/15/2024	3.420%	1,200,000	1,182,918
OneMain Financial Issuance Trust(a)
Series 2015-1A Class A
03/18/2026	3.190%	2,133,613	2,137,496
Series 2015-2A Class A
07/18/2025	2.570%	470,711	470,673
Series 2018-1A Class A
03/14/2029	3.300%	16,615,000	16,556,823
Subordinated, Series 2017-1A Class B
09/14/2032	2.790%	1,000,000	968,412
Subordinated, Series 2017-1A Class C
09/14/2032	3.350%	800,000	787,173
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A
3-month USD LIBOR + 1.250% 10/22/2030	3.597%	14,000,000	14,036,106
Palmer Square CLO Ltd.(a),(b)
Series 2014-1A Class A1R2
3-month USD LIBOR + 1.130% 01/17/2031	3.466%	8,000,000	8,002,016
Series 2015-2A Class A1AR
3-month USD LIBOR + 1.270% 07/20/2030	3.618%	10,500,000	10,520,212
Park Avenue Institutional Advisers CLO Ltd.(a),(b)
Series 2017-1A Class A1
3-month USD LIBOR + 1.220% 11/14/2029	3.539%	6,000,000	6,007,062
Planet Fitness Master Issuer LLC(a)
Series 2018-1A Class A2II
09/05/2048	4.666%	8,350,000	8,336,666

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	15

Portfolio of Investments  (continued)
August 31, 2018
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Prestige Auto Receivables Trust(a)
Series 2016-2A Class A3
01/15/2021	1.760%	6,300,000	6,281,281
Regatta VII Funding Ltd.(a),(b)
Series 2016-1A Class A1
3-month USD LIBOR + 1.520% 12/20/2028	3.845%	10,000,000	10,004,420
Santander Drive Auto Receivables Trust
Series 2016-3 Class B
06/15/2021	1.890%	4,095,000	4,083,238
Series 2018-1 Class B
07/15/2022	2.630%	4,615,000	4,590,347
Series 2018-2 Class B
09/15/2022	3.030%	3,275,000	3,266,064
Subordinated, Series 2016-2 Class C
11/15/2021	2.660%	2,775,000	2,767,220
Subordinated, Series 2017-3 Class C
12/15/2022	2.760%	1,200,000	1,186,262
SCF Equipment Leasing LLC(a)
Series 2018-1A Class A2
10/20/2024	3.630%	7,692,000	7,703,215
Scholar Funding Trust(a),(b)
Series 2011-A Class A
3-month USD LIBOR + 0.900% 10/28/2043	3.239%	670,526	672,143
Shackleton VII CLO Ltd.(a),(b)
Series 2015-7RA Class A1
3-month USD LIBOR + 1.170% 07/15/2031	3.509%	10,250,000	10,249,385
Shackleton VR CLO Ltd.(a),(b)
Series 2014-5RA Class A
3-month USD LIBOR + 1.100% 05/07/2031	3.463%	11,000,000	10,975,261
Sierra Receivables Funding Co., LLC(a)
Series 2017-1A Class A
03/20/2034	2.910%	845,805	838,825
S-Jets Ltd.(a)
Series 2017-1 Class A
08/15/2042	3.970%	2,179,333	2,171,738
SLM Student Loan Trust(a),(b)
Series 2004-3 Class A6A
3-month USD LIBOR + 0.550% 10/25/2064	2.885%	5,120,000	5,115,421
SLM Student Loan Trust(b)
Series 2008-2 Class A3
3-month USD LIBOR + 0.750% 04/25/2023	3.085%	4,622,330	4,615,910
Series 2008-2 Class B
3-month USD LIBOR + 1.200% 01/25/2083	3.535%	1,165,000	1,141,877
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2008-3 Class B
3-month USD LIBOR + 1.200% 04/26/2083	3.535%	1,165,000	1,138,610
Series 2008-4 Class B
3-month USD LIBOR + 1.850% 04/25/2073	4.185%	1,165,000	1,192,584
Series 2008-5 Class B
3-month USD LIBOR + 1.850% 07/25/2073	4.185%	4,060,000	4,202,459
Series 2008-6 Class B
3-month USD LIBOR + 1.850% 07/26/2083	4.185%	1,165,000	1,197,808
Series 2008-7 Class B
3-month USD LIBOR + 1.850% 07/26/2083	4.185%	1,165,000	1,194,529
Series 2008-8 Class B
3-month USD LIBOR + 2.250% 10/25/2075	4.585%	1,165,000	1,231,734
Series 2008-9 Class B
3-month USD LIBOR + 2.250% 10/25/2083	4.585%	1,165,000	1,210,946
Series 2011-1 Class A2
1-month USD LIBOR + 1.150% 10/25/2034	3.215%	3,285,000	3,361,116
Series 2012-2 Class A
1-month USD LIBOR + 0.700% 01/25/2029	2.765%	7,507,067	7,468,914
Series 2012-7 Class A3
1-month USD LIBOR + 0.650% 05/26/2026	2.715%	3,690,768	3,653,833
Series 2013-2 Class A
1-month USD LIBOR + 0.450% 09/25/2043	2.515%	4,828,408	4,834,106
SoFi Consumer Loan Program Trust(a)
Series 2018-1 Class A2
02/25/2027	3.140%	3,025,000	3,005,885
Series 2018-2 Class A2
04/26/2027	3.350%	9,785,000	9,805,571
SoFi Professional Loan Program LLC(a)
Series 2016-B Class A2B
10/25/2032	2.740%	2,331,275	2,301,414
Series 2016-C Class A2B
12/27/2032	2.360%	1,405,000	1,378,404
Series 2017-A Class A2B
03/26/2040	2.400%	805,000	782,749
Series 2017-D Class A2FX
09/25/2040	2.650%	1,500,000	1,462,944
Series 2017-E Class A2B
11/26/2040	2.720%	205,000	199,318

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018-A Class A2B
02/25/2042	2.950%	335,000	328,537
SoFi Professional Loan Program LLC(a),(b)
Series 2016-D Class A1
1-month USD LIBOR + 0.950% 01/25/2039	3.015%	387,970	390,166
Sound Point CLO II Ltd.(a),(b)
Series 2013-1A Class A1R
3-month USD LIBOR + 1.070% 01/26/2031	3.405%	6,000,000	5,979,270
Sound Point CLO XII Ltd.(a),(b)
Series 2016-2A Class A
3-month USD LIBOR + 1.660% 10/20/2028	4.008%	15,000,000	15,002,835
Sound Point CLO XVI Ltd.(a),(b)
Series 2017-2A Class A
3-month USD LIBOR + 1.280% 07/25/2030	3.615%	6,250,000	6,257,125
Springleaf Funding Trust(a)
Series 2015-AA Class A
11/15/2024	3.160%	1,604,792	1,604,217
Series 2016-AA Class A
11/15/2029	2.900%	10,200,000	10,201,327
Series 2017-AA Class A
07/15/2030	2.680%	4,500,000	4,424,472
Subordinated, Series 2017-AA Class B
07/15/2030	3.100%	600,000	587,041
Symphony CLO V Ltd.(a),(b)
Series 2007-5A Class A1
3-month USD LIBOR + 0.750% 01/15/2024	3.089%	582,212	582,403
Synchrony Credit Card Master Note Trust
Series 2017-2 Class A
10/15/2025	2.620%	5,400,000	5,252,448
Telos CLO Ltd.(a),(b)
Series 2013-4A Class AR
3-month USD LIBOR + 1.240% 01/17/2030	3.576%	13,000,000	12,976,626
TIAA CLO I Ltd.(a),(b)
Series 2016-1A Class AR
3-month USD LIBOR + 1.200% 07/20/2031	3.548%	6,750,000	6,749,851
TICP CLO I Ltd.(a),(b)
Series 2015-1A Class BR
3-month USD LIBOR + 1.300% 07/20/2027	3.648%	10,000,000	9,987,900
TICP CLO IX Ltd.(a),(b)
Series 2017-9A Class A
3-month USD LIBOR + 1.140% 01/20/2031	3.488%	10,000,000	9,984,980
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Toyota Auto Receivables Owner Trust
Series 2016-B Class A3
04/15/2020	1.300%	647,377	644,507
Toyota Auto Receivables Owner Trust(b)
Series 2017-B Class A2B
1-month USD LIBOR + 0.060% 01/15/2020	2.123%	1,848,434	1,848,549
Trinitas CLO VI Ltd.(a),(b)
Series 2017-6A Class A
3-month USD LIBOR + 1.320% 07/25/2029	3.655%	6,000,000	6,008,976
Trinitas CLO VII Ltd.(a),(b)
Series 2017-7A Class B
3-month USD LIBOR + 1.600% 01/25/2031	3.935%	9,000,000	8,997,300
Trintas CLO Ltd.(a),(b)
Series 2016-5A Class A
3-month USD LIBOR + 1.700% 10/25/2028	4.035%	16,175,000	16,178,284
Verizon Owner Trust(a)
Series 2016-1A Class A
01/20/2021	1.420%	752,825	749,227
Voya CLO Ltd.(a),(b)
Series 2013-1A Class A1AR
3-month USD LIBOR + 1.210% 10/15/2030	3.549%	7,500,000	7,522,365
Series 2016-1A Class A1R
3-month USD LIBOR + 1.070% 01/20/2031	2.787%	10,000,000	9,990,010
Voya Ltd.(a),(b)
Series 2012-4A Class A1R
3-month USD LIBOR + 1.450% 10/15/2028	3.789%	7,000,000	7,004,389
Series 2013-3A Class A1R
3-month USD LIBOR + 1.050% 01/18/2026	3.383%	3,467,901	3,468,528
Wachovia Student Loan Trust(a),(b)
Series 2006-1 Class A6
3-month USD LIBOR + 0.170% 04/25/2040	2.505%	9,000,000	8,813,205
Wellfleet CLO Ltd.(a),(b)
Series 2016-2A Class A1
3-month USD LIBOR + 1.650% 10/20/2028	2.507%	4,250,000	4,252,338
Series 2018-1A Class SUB
3-month USD LIBOR + 1.100% 07/17/2031	3.500%	17,000,000	16,903,627
Westcott Park CLO Ltd.(a),(b)
Series 2016-1A Class A
3-month USD LIBOR + 1.530% 07/20/2028	3.878%	15,000,000	15,014,010

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	17

Portfolio of Investments  (continued)
August 31, 2018
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Westlake Automobile Receivables Trust(a)
Series 2018-1A Class B
05/17/2021	2.670%	5,610,000	5,583,697
World Financial Network Credit Card Master Trust
Series 2012-D Class A
04/17/2023	2.150%	2,150,000	2,138,584
Series 2015-B Class A
06/17/2024	2.550%	5,030,000	4,971,347
Zais CLO 8 Ltd.(a),(b)
Series 2018-1A Class A
3-month USD LIBOR + 0.950% 04/15/2029	3.075%	5,500,000	5,482,625
Zais CLO 9 Ltd.(a),(b)
Series 2018-2A Class A
3-month USD LIBOR + 1.200% 07/20/2031	3.720%	13,000,000	12,999,246
Zais CLO Ltd.(a),(b)
Series 2017-2A Class A
3-month USD LIBOR + 1.290% 04/15/2030	3.629%	4,000,000	4,019,212
Total Asset-Backed Securities — Non-Agency (Cost $1,184,545,293)			1,182,986,458

Commercial Mortgage-Backed Securities - Agency 3.1%

Federal Home Loan Mortgage Corp.
01/01/2027	3.275%	2,980,215	2,954,759
08/01/2031	3.513%	2,787,737	2,734,549
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(c),(d)
CMO Series K028 Class X1
02/25/2023	0.424%	123,139,745	1,358,552
CMO Series K055 Class X1
03/25/2026	1.501%	2,152,371	182,632
CMO Series K057 Class X1
07/25/2026	1.326%	2,520,024	190,324
CMO Series K059 Class X1
09/25/2026	0.436%	7,404,054	160,292
CMO Series K060 Class X1
10/25/2026	0.204%	26,818,901	194,062
CMO Series K152 Class X1
01/25/2031	0.952%	4,385,259	369,005
CMO Series K718 Class X1
01/25/2022	0.760%	23,176,343	419,214
Series K069 Class X1
09/25/2027	0.496%	39,484,889	1,171,568
Series K728 Class X1
08/25/2024	0.532%	289,693,287	6,159,690
Series K729 Class X1
10/25/2024	0.492%	182,995,139	3,497,861
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(c)
Series 2017-K070 Class A2
11/25/2027	3.303%	3,330,000	3,306,431
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
Series K055 Class A2
03/25/2026	2.673%	9,110,000	8,768,327
Series K056 Class A2
05/25/2026	2.525%	6,137,000	5,838,551
Series K155 Class A3
04/25/2033	3.750%	6,935,000	7,031,253
Series KJ18 Class A1
03/25/2022	2.455%	5,078,096	5,013,572
Series KP03 Class A2
07/25/2019	1.780%	495,643	492,767
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(b)
Series KF34 Class A
1-month USD LIBOR + 0.360% 08/25/2024	2.450%	3,758,486	3,758,483
Federal National Mortgage Association
09/01/2020	3.601%	3,938,355	3,984,063
12/01/2020	3.574%	1,631,021	1,647,656
12/01/2020	3.772%	5,070,834	5,151,125
04/01/2021	4.250%	3,730,000	3,835,536
04/01/2021	4.380%	3,172,558	3,258,641
06/01/2021	4.377%	3,667,494	3,782,524
08/01/2022	2.668%	6,829,980	6,756,801
04/01/2023	2.610%	12,585,407	12,369,507
06/01/2023	4.650%	2,835,818	2,982,480
03/01/2024	3.550%	3,091,010	3,131,424
04/01/2027	3.320%	3,771,000	3,756,932
03/01/2028	3.690%	4,153,467	4,241,850
05/01/2028	2.780%	2,115,000	2,016,423
05/01/2028	3.010%	3,117,115	3,029,397
11/01/2028	2.810%	1,736,000	1,646,657
02/01/2029	4.140%	6,546,364	6,926,829
06/01/2029	3.210%	10,500,000	10,253,181
08/01/2029	3.245%	10,944,000	10,778,398
08/01/2029	3.580%	2,096,701	2,120,702
09/01/2029	3.180%	14,365,000	13,971,082
10/01/2029	3.200%	8,600,000	8,433,773
11/01/2029	3.100%	7,940,000	7,673,048
12/01/2029	3.090%	3,000,000	2,899,998
02/01/2030	3.370%	12,000,000	11,887,993
06/01/2030	3.710%	6,650,000	6,789,817
11/01/2031	2.770%	5,419,803	5,121,488
11/01/2031	3.400%	1,500,000	1,456,676
10/01/2032	3.180%	6,113,661	5,910,000
01/01/2037	3.610%	1,994,893	1,990,195
Federal National Mortgage Association(c)
Series 2013-M6 Class 1AC
02/25/2043	3.835%	5,225,000	5,104,296

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(c),(d)
CMO Series 2011-38 Class IO
04/16/2053	0.088%	10,777,507	189,165
CMO Series 2013-162 Class IO
09/16/2046	0.802%	86,657,785	3,291,540
CMO Series 2014-134 Class IA
01/16/2055	0.606%	24,929,303	652,480
CMO Series 2015-101 Class IO
03/16/2052	0.877%	16,910,156	943,889
CMO Series 2015-114
03/15/2057	0.940%	4,394,249	270,382
CMO Series 2015-120 Class IO
03/16/2057	0.881%	20,042,552	1,187,734
CMO Series 2015-125 Class IB
01/16/2055	1.285%	61,054,436	3,591,613
CMO Series 2015-125 Class IO
07/16/2055	0.776%	51,405,680	2,648,565
CMO Series 2015-146 Class IC
07/16/2055	0.848%	39,691,252	2,167,333
CMO Series 2015-171 Class IO
11/16/2055	0.892%	14,145,302	881,414
CMO Series 2015-174 Class IO
11/16/2055	0.943%	53,429,997	2,911,310
CMO Series 2015-21 Class IO
07/16/2056	0.993%	13,536,889	790,057
CMO Series 2015-29 Class EI
09/16/2049	0.759%	40,912,450	2,259,906
CMO Series 2015-41 Class IO
09/16/2056	0.671%	6,015,067	306,505
CMO Series 2015-6 Class IO
02/16/2051	0.720%	14,914,549	732,662
CMO Series 2015-70 Class IO
12/16/2049	1.046%	21,976,187	1,397,934
CMO Series 2016-39 Class IO
01/16/2056	0.835%	7,662,108	461,251
Series 2014-101 Class IO
04/16/2056	0.813%	50,439,093	2,529,505
Series 2016-152 Class IO
08/15/2058	0.926%	22,494,362	1,713,004
Series 2018-2 Class IO
12/16/2059	0.768%	20,032,933	1,414,932
Government National Mortgage Association(b)
CMO Series 2013-H08 Class FA
1-month USD LIBOR + 0.350% 03/20/2063	2.450%	697,562	696,921
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(c)
Series 2003-88 Class Z
03/16/2046	4.766%	1,025,346	1,046,439
Total Commercial Mortgage-Backed Securities - Agency (Cost $258,350,656)			248,594,925

Commercial Mortgage-Backed Securities - Non-Agency 6.0%

1211 Avenue of the Americas Trust(a)
Series 2015-1211 Class A1A2
08/10/2035	3.901%	2,130,000	2,168,267
225 Liberty Street Trust(a)
Series 2016-225L Class A
02/10/2036	3.597%	2,650,000	2,632,088
Banc of America Merrill Lynch Commercial Mortgage Securities Trust(a)
Series 2012-PARK Class A
12/10/2030	2.959%	2,845,000	2,806,773
BBCMS Mortgage Trust(a)
Series 2013-TYSN Class A2
09/05/2032	3.756%	2,000,000	2,023,093
Subordinated, Series 2016-ETC Class A
08/14/2036	2.937%	13,500,000	12,678,313
Subordinated, Series 2016-ETC Class B
08/14/2036	3.189%	900,000	846,095
Subordinated, Series 2016-ETC Class C
08/14/2036	3.391%	770,000	724,609
BBCMS Mortgage Trust(a),(c)
Series 2016-ETC Class D
08/14/2036	3.729%	2,790,000	2,630,631
BBCMS Mortgage Trust
Series 2017-C1 Class A2
02/15/2050	3.189%	4,645,000	4,647,490
BB-UBS Trust(a)
Series 2012-TFT Class A
06/05/2030	2.892%	6,260,000	6,145,242
BENCHMARK Mortgage Trust
Series 2018-B2 Class A4
02/15/2051	3.615%	27,000,000	26,874,434
CD Mortgage Trust
Series 2016-CD1 Class A3
08/10/2049	2.459%	17,000,000	15,876,220
Series 2017-CD6 Class A3
11/13/2050	3.104%	10,000,000	9,817,099
Series 2017-CD6 Class A4
11/13/2050	3.190%	20,000,000	19,420,252
CFCRE Commercial Mortgage Trust
Series 2016-C4 Class A4
05/10/2058	3.283%	5,900,000	5,727,642

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	19

Portfolio of Investments  (continued)
August 31, 2018
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CGRBS Commercial Mortgage Trust(a)
Series 2013-VNO5 Class A
03/13/2035	3.369%	2,020,000	2,017,896
Citigroup Commercial Mortgage Trust
Series 2015-GC27 Class A5
02/10/2048	3.137%	2,945,000	2,882,298
Series 2015-GC35 Class A3
11/10/2048	3.549%	10,000,000	9,946,589
Series 2016-GC37 Class A4
04/10/2049	3.314%	8,000,000	7,855,546
CityLine Commercial Mortgage Trust(a),(c)
Subordinated, Series 2016-CLNE Class B
11/10/2031	2.871%	3,600,000	3,409,687
Subordinated, Series 2016-CLNE Class C
11/10/2031	2.871%	1,350,000	1,259,422
COMM Mortgage Trust
Series 2013-CR8 Class A4
06/10/2046	3.334%	2,645,000	2,651,803
Commercial Mortgage Pass-Through Certificates(a)
Series 2012-LTRT Class A2
10/05/2030	3.400%	3,793,000	3,671,543
Commercial Mortgage Trust
Series 2012-CR2 Class A4
08/15/2045	3.147%	7,350,000	7,328,136
Series 2013-CR13 Class A3
11/12/2046	3.928%	5,955,000	6,127,343
Series 2014-UBS2 Class A5
03/10/2047	3.961%	1,165,000	1,193,141
Series 2014-UBS4 Class A5
08/10/2047	3.694%	5,000,000	5,049,002
Series 2014-UBS6 Class A4
12/10/2047	3.378%	3,605,000	3,581,082
Series 2014-UBS6 Class A5
12/10/2047	3.644%	7,300,000	7,350,751
Series 2015-CR26 Class A4
10/10/2048	3.630%	1,600,000	1,604,728
Series 2015-DC1 Class A5
02/10/2048	3.350%	13,495,000	13,351,467
Series 2015-LC19 Class A4
02/10/2048	3.183%	835,000	821,838
Series 2015-PC1 Class A5
07/10/2050	3.902%	5,515,000	5,619,455
Series 2016-COR1 Class A3
10/10/2049	2.826%	8,500,000	8,101,317
Series 2016-DC2 Class A5
02/10/2049	3.765%	4,832,000	4,878,590
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Commercial Mortgage Trust(c)
Series 2013-CR9 Class A4
07/10/2045	4.367%	4,855,255	5,064,768
Commercial Mortgage Trust(a),(c)
Series 2016-667M Class C
10/10/2036	3.285%	6,770,000	6,361,940
Commercial Mortgage Trust(a)
Series 2016-787S Class A
02/10/2036	3.545%	2,115,000	2,093,459
CoreVest American Finance Trust(a)
Series 2017-1 Class A
10/15/2049	2.968%	2,302,634	2,262,378
Credit Suisse Mortgage Capital Trust(a)
Series 2014-USA Class A2
09/15/2037	3.953%	15,780,000	15,909,996
DBGS Mortgage Trust(a),(b)
Series 2018-BIOD Class E
1-month USD LIBOR + 1.700% 05/15/2035	3.763%	2,839,952	2,818,891
Series 2018-BIOD Class F
1-month USD LIBOR + 2.000% 05/15/2035	4.063%	11,170,477	11,163,562
DBUBS Mortgage Trust(a)
Series 2011-LC2A Class A4
07/10/2044	4.537%	12,869,022	13,267,352
Series 2017-BRBK Class A
10/10/2034	3.452%	2,800,000	2,776,317
DBWF Mortgage Trust(a),(c)
Series 2016-85T Class D
12/10/2036	3.808%	2,000,000	1,890,730
Series 2016-85T Class E
12/10/2036	3.808%	2,000,000	1,815,903
General Electric Capital Assurance Co.(a)
Series 2003-1 Class A5
05/12/2035	5.743%	319,552	321,446
GS Mortgage Securities Trust
Series 2015-GC28 Class A5
02/10/2048	3.396%	13,766,500	13,662,899
Series 2015-GC34 Class A3
10/10/2048	3.244%	15,000,000	14,728,563
Series 2016-GS2 Class A3
05/10/2049	2.791%	4,500,000	4,273,313
Series 2017-GS7 Class A3
08/10/2050	3.167%	10,000,000	9,634,429
Series 2017-GS8 Class A3
11/10/2050	3.205%	20,000,000	19,458,886
Hudsons Bay Simon JV Trust(a)
Series 2015-HB10 Class A10
08/05/2034	4.155%	1,820,000	1,795,325

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2015-HB7 Class A7
08/05/2034	3.914%	2,520,000	2,491,708
IMT Trust(a)
Series 2017-APTS Class AFX
06/15/2034	3.478%	5,410,000	5,383,120
Irvine Core Office Trust(a)
Series 2013-IRV Class A1
05/15/2048	2.068%	1,311,007	1,276,976
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14 Class A4
08/15/2046	4.133%	3,430,000	3,550,016
Series 2014-C26 Class A3
01/15/2048	3.231%	360,000	355,689
JPMDB Commercial Mortgage Securities Trust
Series 2016-C4 Class A2
12/15/2049	2.882%	8,500,000	8,198,632
JPMorgan Chase Commercial Mortgage Securities Trust(a)
Series 2012-HSBC Class A
07/05/2032	3.093%	497,323	496,083
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-C13 Class A3
01/15/2046	3.525%	3,960,000	3,979,833
Series 2013-C13 Class A4
01/15/2046	3.994%	4,795,000	4,930,601
JPMorgan Chase Commercial Mortgage Securities Trust(a),(c)
Series 2016-NINE Class A
10/06/2038	2.949%	3,235,000	3,047,211
LSTAR Commercial Mortgage Trust(a)
Series 2017-5 Class A4
03/10/2050	3.390%	800,000	782,560
Madison Avenue Trust(a)
Series 2013-650M Class A
10/12/2032	3.843%	2,705,000	2,734,314
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C12 Class A4
10/15/2046	4.259%	1,885,000	1,958,174
Series 2015-C21 Class A3
03/15/2048	3.077%	525,000	511,448
Series 2016-C29 Class ASB
05/15/2049	3.140%	1,000,000	990,231
Morgan Stanley Capital I Trust
Series 2016-UB11 Class A3
08/15/2049	2.531%	8,500,000	7,854,849
OBP Depositor LLC Trust(a)
Series 2010-OBP Class A
07/15/2045	4.646%	1,952,000	2,007,742
RBS Commercial Funding, Inc., Trust(a),(c)
Series 2013-GSP Class A
01/13/2032	3.961%	2,420,000	2,464,324
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SG Commercial Mortgage Securities Trust
Series 2016-C5 Class A4
10/10/2048	3.055%	5,120,000	4,894,328
Starwood Retail Property Trust(a),(b)
Series 2014-STAR Class A
1-month USD LIBOR + 1.220% 11/15/2027	3.533%	2,543,208	2,544,206
UBS Commercial Mortgage Trust
Series 2018-C10 Class A3
05/15/2051	4.048%	5,500,000	5,604,409
Series 2018-C8 Class A3
02/15/2051	3.720%	27,000,000	26,996,028
UBS-Barclays Commercial Mortgage Trust
Series 2012-C4 Class A5
12/10/2045	2.850%	5,168,582	5,077,235
Series 2013-C5 Class A4
03/10/2046	3.185%	5,410,000	5,380,923
Series 2013-C6 Class A4
04/10/2046	3.244%	1,935,000	1,928,961
Wells Fargo Commercial Mortgage Trust(a)
Series 2010-C1 Class A2
11/15/2043	4.393%	1,930,000	1,971,700
Wells Fargo Commercial Mortgage Trust(a),(c)
Series 2013-120B Class A
03/18/2028	2.800%	1,600,000	1,585,794
Wells Fargo Commercial Mortgage Trust
Series 2015-LC20 Class A4
04/15/2050	2.925%	1,965,000	1,897,689
Series 2018-C45 Class A3
06/15/2051	3.920%	20,000,000	20,174,676
WF-RBS Commercial Mortgage Trust(a)
Series 2011-C4 Class A3
06/15/2044	4.394%	655,934	658,792
WF-RBS Commercial Mortgage Trust
Series 2013-C18 Class A2
12/15/2046	3.027%	804,326	804,014
Series 2014-C24 Class A3
11/15/2047	3.428%	1,345,000	1,349,309
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $496,255,061)			476,901,614

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	21

Portfolio of Investments  (continued)
August 31, 2018
Commercial Paper 0.1%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Automotive 0.1%
Ford Motor Credit Co. LLC(a)
04/09/2019	3.240%	10,000,000	9,807,600
Total Commercial Paper (Cost $9,813,000)			9,807,600

Common Stocks 0.0%
Issuer	Shares	Value ($)
Energy —%
Energy Equipment & Services —%
Ocean Rig UDW, Inc.(e)	35,390	958,361
Oil, Gas & Consumable Fuels —%
Prairie Provident Resources, Inc.(e)	1,728	608
Total Energy		958,969
Total Common Stocks (Cost $856,856)		958,969

Convertible Bonds 0.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 0.1%
Credit Suisse Group AG(a),(b)
3-month USD LIBOR + 1.240% 06/12/2024	3.566%	5,935,000	5,964,006
Total Convertible Bonds (Cost $5,935,000)			5,964,006

Corporate Bonds & Notes 35.8%

Aerospace & Defense 0.5%
Alcoa, Inc.
04/15/2021	5.400%	2,250,000	2,317,093
Bombardier, Inc.(a)
12/01/2021	8.750%	130,000	143,145
12/01/2024	7.500%	3,250,000	3,412,490
Embraer Netherlands Finance BV
06/15/2025	5.050%	1,550,000	1,551,902
Embraer SA
06/15/2022	5.150%	160,000	164,506
General Dynamics Corp.
05/11/2021	3.000%	15,270,000	15,242,835
L3 Technologies, Inc.
06/15/2028	4.400%	6,235,000	6,274,405
Lockheed Martin Corp.
12/15/2042	4.070%	1,690,000	1,647,327
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Northrop Grumman Corp.
01/15/2025	2.930%	4,935,000	4,704,368
10/15/2047	4.030%	715,000	670,033
Spirit AeroSystems, Inc.
06/15/2028	4.600%	1,390,000	1,401,005
Textron, Inc.
03/01/2024	4.300%	690,000	701,965
03/01/2025	3.875%	300,000	297,216
TransDigm, Inc.
05/15/2025	6.500%	175,000	178,453
06/15/2026	6.375%	496,000	501,294
Total			39,208,037
Agencies 0.0%
Israel Government AID Bond(f)
03/15/2022	0.000%	3,000,000	2,664,273
Airlines 0.3%
Air Canada Pass-Through Trust(a)
Series 2017-1 Class A
01/15/2030	3.550%	860,000	819,855
American Airlines Pass-Through Trust
01/15/2023	4.950%	693,055	712,712
Continental Airlines Pass-Through Trust
02/02/2019	6.545%	644,898	653,233
04/19/2022	5.983%	2,710,736	2,866,051
Delta Air Lines Pass-Through Trust
01/02/2023	6.718%	2,829,349	3,019,410
Southwest Airlines Co.
11/16/2027	3.450%	4,880,000	4,664,407
U.S. Airways Pass-Through Trust
10/01/2024	5.900%	691,333	740,897
06/03/2025	4.625%	3,033,989	3,117,223
United Airlines, Inc. Pass-Through Trust
Series 2016-1 Class AA
07/07/2028	3.100%	6,782,176	6,452,752
Total			23,046,540
Apartment REIT 0.0%
American Homes 4 Rent LP
02/15/2028	4.250%	1,910,000	1,848,725
AvalonBay Communities, Inc.
03/15/2020	6.100%	1,865,000	1,944,274
Total			3,792,999
Automotive 1.2%
American Honda Finance Corp.(a)
10/01/2018	7.625%	2,250,000	2,259,682

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BMW US Capital LLC(a),(b)
3-month USD LIBOR + 0.410% 04/12/2021	2.747%	1,030,000	1,032,405
BMW US Capital LLC(a)
04/12/2021	3.100%	1,370,000	1,363,776
Daimler Finance North America LLC(a)
07/05/2019	1.500%	5,500,000	5,440,540
03/02/2020	2.250%	1,500,000	1,479,911
05/04/2020	3.100%	2,135,000	2,131,324
05/04/2021	3.350%	3,555,000	3,549,735
Delphi Technologies PLC(a)
10/01/2025	5.000%	126,000	119,220
Ford Motor Co.
02/01/2029	6.375%	925,000	966,111
01/15/2043	4.750%	2,640,000	2,186,110
12/08/2046	5.291%	1,415,000	1,259,190
Ford Motor Credit Co. LLC
11/04/2019	2.597%	2,282,000	2,263,612
08/03/2022	2.979%	7,135,000	6,773,783
09/20/2022	4.250%	1,100,000	1,091,012
02/15/2023	4.140%	1,400,000	1,376,390
General Motors Co.
10/02/2018	3.500%	2,500,000	2,501,810
04/01/2025	4.000%	1,060,000	1,030,316
10/02/2043	6.250%	1,925,000	1,997,965
General Motors Financial Co., Inc.
07/13/2020	3.200%	1,500,000	1,494,405
04/09/2021	3.550%	8,350,000	8,338,819
06/19/2023	4.150%	8,315,000	8,277,741
04/09/2025	4.350%	3,775,000	3,727,371
03/01/2026	5.250%	2,345,000	2,417,470
General Motors Financial Co., Inc.(b)
3-month USD LIBOR + 0.850% 04/09/2021	3.189%	3,690,000	3,703,542
Harley-Davidson Financial Services, Inc.(a)
02/15/2023	3.350%	8,645,000	8,488,033
Hyundai Capital America(a)
02/06/2019	2.550%	180,000	179,649
03/19/2020	2.600%	680,000	670,968
09/18/2020	2.750%	7,576,000	7,450,276
IHO Verwaltungs GmbH PIK(a)
09/15/2026	4.750%	2,925,000	2,781,356
Lear Corp.
03/15/2024	5.375%	1,242,000	1,280,087
Magna International, Inc.
06/15/2024	3.625%	1,100,000	1,096,214
PACCAR Financial Corp.
08/12/2019	1.200%	1,110,000	1,093,980
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Schaeffler Finance BV(a)
05/15/2023	4.750%	6,315,000	6,394,057
Total			96,216,860
Banking 10.6%
Ally Financial, Inc.
09/10/2018	4.750%	575,000	575,209
03/30/2020	4.125%	50,000	50,277
03/30/2025	4.625%	150,000	149,741
Subordinated
11/20/2025	5.750%	350,000	364,488
American Express Co.
05/17/2021	3.375%	9,125,000	9,158,534
08/03/2023	3.700%	11,950,000	11,998,290
ASB Bank Ltd.(a)
06/14/2023	3.750%	1,815,000	1,812,793
Banco de Credito del Peru(a)
09/16/2020	5.375%	150,000	155,619
Banco Santander SA(a)
11/09/2022	4.125%	150,000	149,632
Banco Santander SA(b)
3-month USD LIBOR + 1.120% 04/12/2023	3.459%	1,400,000	1,406,458
Banco Santander SA
04/12/2023	3.848%	2,000,000	1,970,012
Bank of America Corp.
10/19/2020	2.625%	2,000,000	1,977,350
01/11/2023	3.300%	2,000,000	1,983,424
01/22/2024	4.125%	3,000,000	3,067,239
Subordinated
01/22/2025	4.000%	795,000	785,822
04/21/2025	3.950%	2,500,000	2,455,768
03/03/2026	4.450%	2,000,000	2,009,112
Bank of America Corp.(g)
07/21/2021	2.369%	3,085,000	3,034,060
12/20/2023	3.004%	1,619,000	1,576,623
10/01/2025	3.093%	4,015,000	3,842,556
04/24/2028	3.705%	8,890,000	8,596,203
07/23/2029	4.271%	11,000,000	11,121,231
Junior Subordinated
12/31/2049	6.100%	5,000,000	5,264,345
Bank of Montreal(b)
3-month USD LIBOR + 0.460% 04/13/2021	2.797%	1,400,000	1,405,839
Bank of Montreal
04/13/2021	3.100%	1,580,000	1,574,102
08/27/2021	1.900%	7,170,000	6,908,345

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	23

Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bank of New York Mellon Corp. (The)
05/15/2019	5.450%	800,000	815,510
01/29/2023	2.950%	995,000	977,861
08/16/2023	2.200%	3,185,000	3,009,370
09/11/2024	3.250%	1,960,000	1,935,137
Banque Federative du Credit Mutuel SA(a)
07/20/2023	3.750%	8,375,000	8,375,452
Barclays PLC
01/10/2023	3.684%	4,045,000	3,959,816
03/16/2025	3.650%	270,000	255,195
01/10/2028	4.337%	1,195,000	1,143,809
Subordinated
05/12/2026	5.200%	2,518,000	2,486,311
Barclays PLC(g)
05/16/2029	4.972%	13,210,000	13,188,692
BB&T Corp
06/05/2025	3.700%	4,165,000	4,170,452
BB&T Corp.
02/01/2019	2.250%	1,600,000	1,598,192
BBVA Bancomer SA(a)
Junior Subordinated
04/22/2020	7.250%	200,000	209,022
BNP Paribas SA(a)
03/01/2023	3.500%	5,740,000	5,627,157
01/09/2025	3.375%	2,755,000	2,616,696
08/14/2028	4.400%	10,135,000	10,055,815
BNZ International Funding Ltd.(a)
02/21/2020	2.400%	5,745,000	5,675,261
BPCE SA(a)
01/11/2028	3.250%	460,000	428,157
Subordinated
07/11/2024	4.625%	4,200,000	4,192,243
Capital One Financial Corp.
11/21/2018	2.150%	1,150,000	1,149,164
05/12/2020	2.500%	5,040,000	4,986,087
04/30/2021	3.450%	10,575,000	10,589,541
10/30/2024	3.300%	8,095,000	7,768,950
Capital One NA
01/31/2020	2.350%	3,225,000	3,193,469
07/23/2021	2.950%	1,050,000	1,035,134
Citibank NA
05/01/2020	3.050%	16,020,000	16,014,713
07/23/2021	3.400%	1,220,000	1,222,314
Citigroup, Inc.
09/26/2018	2.500%	6,921,000	6,922,097
12/07/2018	2.050%	8,000,000	7,991,296
05/22/2019	8.500%	3,000,000	3,121,374
07/29/2019	2.500%	21,000,000	20,954,073
08/09/2020	5.375%	5,000,000	5,205,160
03/30/2021	2.700%	4,340,000	4,275,564
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
05/01/2026	3.400%	10,695,000	10,262,623
07/23/2048	4.650%	4,180,000	4,271,509
Subordinated
06/10/2025	4.400%	4,250,000	4,262,053
05/18/2046	4.750%	2,910,000	2,875,484
Citigroup, Inc.(g)
01/24/2023	3.142%	5,515,000	5,431,530
06/01/2024	4.044%	3,965,000	4,007,945
Junior Subordinated
12/31/2049	5.950%	5,000,000	5,086,935
Citizens Bank NA
03/29/2023	3.700%	4,840,000	4,849,177
Comerica, Inc.
05/23/2019	2.125%	645,000	641,262
07/31/2023	3.700%	7,890,000	7,924,416
Subordinated
07/22/2026	3.800%	900,000	876,107
Compass Bank
09/29/2019	2.750%	1,400,000	1,395,233
Cooperatieve Rabobank UA
04/26/2021	3.125%	5,500,000	5,475,520
01/10/2023	2.750%	6,080,000	5,893,849
Credit Agricole SA(a)
04/24/2023	3.750%	9,040,000	8,923,592
Credit Suisse Group Funding Guernsey Ltd.
06/09/2023	3.800%	4,890,000	4,866,249
Danske Bank A/S(a)
03/02/2020	2.200%	10,465,000	10,305,765
09/12/2023	3.875%	9,990,000	9,930,500
Deutsche Bank AG
01/22/2021	3.150%	9,220,000	9,006,852
05/12/2021	3.375%	1,988,000	1,958,846
11/16/2022	3.300%	1,205,000	1,146,574
01/13/2026	4.100%	8,050,000	7,694,319
Discover Bank
08/08/2023	4.200%	4,000,000	4,041,876
Discover Financial Services
04/27/2022	5.200%	2,697,000	2,809,910
11/21/2022	3.850%	1,000,000	996,123
Fifth Third Bancorp
03/01/2019	2.300%	310,000	309,496
06/15/2022	2.600%	1,595,000	1,544,081
Fifth Third Bank
07/28/2025	3.950%	5,510,000	5,555,391
Goldman Sachs Group, Inc. (The)
02/15/2019	7.500%	20,635,000	21,069,635
10/23/2019	2.550%	6,000,000	5,977,920
06/15/2020	6.000%	2,030,000	2,126,563
01/24/2022	5.750%	3,800,000	4,062,804

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
07/08/2024	3.850%	3,605,000	3,600,050
01/23/2025	3.500%	4,375,000	4,260,432
01/26/2027	3.850%	5,640,000	5,500,624
Subordinated
10/21/2025	4.250%	2,300,000	2,288,663
05/22/2045	5.150%	2,100,000	2,151,236
Goldman Sachs Group, Inc. (The)(g)
10/31/2022	2.876%	7,990,000	7,828,027
04/23/2029	3.814%	3,475,000	3,323,719
05/01/2029	4.223%	7,820,000	7,746,304
Junior Subordinated
12/31/2049	5.700%	5,000,000	5,067,140
Grupo Aval Ltd.(a)
09/26/2022	4.750%	200,000	198,555
HSBC Holdings PLC(b)
3-month USD LIBOR + 0.600% 05/18/2021	2.922%	4,415,000	4,428,735
3-month USD LIBOR + 1.000% 05/18/2024	3.322%	4,460,000	4,471,743
HSBC Holdings PLC(g)
06/19/2029	4.583%	4,340,000	4,408,485
HSBC U.S.A., Inc.
03/05/2020	2.350%	2,575,000	2,548,104
Huntington Bancshares, Inc.
05/15/2025	4.000%	7,045,000	7,077,640
Huntington National Bank (The)
04/01/2019	2.200%	1,500,000	1,496,778
JPMorgan Chase & Co.
04/23/2019	6.300%	5,000,000	5,115,625
10/15/2020	4.250%	2,000,000	2,041,422
01/24/2022	4.500%	1,000,000	1,035,778
07/15/2025	3.900%	10,300,000	10,366,033
10/01/2026	2.950%	1,180,000	1,104,099
Subordinated
05/01/2023	3.375%	1,000,000	982,937
09/10/2024	3.875%	5,440,000	5,404,227
JPMorgan Chase & Co.(g)
06/18/2022	3.514%	5,100,000	5,116,050
03/01/2025	3.220%	6,050,000	5,885,367
02/01/2028	3.782%	5,540,000	5,421,533
05/01/2028	3.540%	4,500,000	4,321,134
01/23/2029	3.509%	3,570,000	3,404,995
04/23/2029	4.005%	3,180,000	3,147,764
07/23/2029	4.203%	8,360,000	8,405,721
11/15/2048	3.964%	2,475,000	2,300,008
Junior Subordinated
12/31/2049	5.300%	5,905,000	6,054,278
12/31/2049	6.100%	5,000,000	5,201,350
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Chase Bank NA(b)
3-month USD LIBOR + 0.250% 02/13/2020	2.588%	10,700,000	10,706,880
JPMorgan Chase Bank NA(g)
02/01/2021	2.604%	10,785,000	10,707,801
04/26/2021	3.086%	9,750,000	9,734,761
KeyCorp
04/30/2028	4.100%	2,070,000	2,077,373
Lloyds Bank PLC
05/07/2021	3.300%	4,000,000	3,998,144
Lloyds Banking Group PLC
08/16/2023	4.050%	9,585,000	9,569,281
03/22/2028	4.375%	1,975,000	1,949,959
Subordinated
11/04/2024	4.500%	5,560,000	5,523,649
Lloyds Banking Group PLC(g)
11/07/2023	2.907%	3,000,000	2,867,934
M&T Bank Corp.
07/25/2019	2.250%	3,000,000	2,986,917
Merrill Lynch & Co., Inc.
11/15/2018	6.875%	2,000,000	2,017,578
Mitsubishi UFJ Financial Group, Inc.
03/02/2028	3.961%	5,285,000	5,293,530
Morgan Stanley
05/13/2019	7.300%	6,000,000	6,182,904
07/23/2025	4.000%	280,000	280,601
07/24/2042	6.375%	1,375,000	1,714,345
Subordinated
11/24/2025	5.000%	4,950,000	5,149,049
Morgan Stanley(b)
3-month USD LIBOR + 0.800% 02/14/2020	3.119%	14,250,000	14,282,048
3-month USD LIBOR + 0.930% 07/22/2022	3.277%	4,050,000	4,087,969
Morgan Stanley(g)
07/22/2028	3.591%	7,245,000	6,903,275
01/24/2029	3.772%	3,155,000	3,043,357
07/22/2038	3.971%	1,475,000	1,387,594
Junior Subordinated
12/31/2049	5.450%	5,000,000	5,063,835
MUFG Union Bank NA
09/26/2018	2.625%	1,925,000	1,924,992
05/06/2019	2.250%	825,000	822,630
Nationwide Building Society(a),(g)
08/01/2024	4.363%	8,400,000	8,436,448
Northern Trust Corp.(g)
Junior Subordinated
05/08/2032	3.375%	2,005,000	1,890,454

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	25

Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PNC Bank NA
04/29/2021	2.150%	2,050,000	1,998,356
PNC Financial Services Group, Inc. (The)
02/08/2020	5.125%	5,000,000	5,147,675
Royal Bank of Canada(b)
3-month USD LIBOR + 0.390% 04/30/2021	2.729%	4,710,000	4,724,653
Royal Bank of Canada
04/30/2021	3.200%	12,775,000	12,780,251
Santander Holdings U.S.A., Inc.
03/28/2022	3.700%	5,205,000	5,162,683
Santander UK Group Holdings PLC
08/05/2021	2.875%	7,660,000	7,486,555
Santander UK Group Holdings PLC(a)
Subordinated
09/15/2025	4.750%	5,972,000	5,886,905
Santander UK PLC
09/10/2019	2.350%	600,000	596,873
01/05/2021	2.500%	2,375,000	2,330,360
06/01/2021	3.400%	4,840,000	4,840,334
Santander UK PLC(b)
3-month USD LIBOR + 0.620% 06/01/2021	2.941%	4,535,000	4,558,909
Sumitomo Mitsui Financial Group, Inc.
07/12/2022	2.784%	1,720,000	1,675,106
SunTrust Banks, Inc.
05/01/2019	2.500%	1,770,000	1,768,517
01/31/2020	2.250%	6,930,000	6,855,253
03/03/2021	2.900%	920,000	911,803
05/01/2025	4.000%	4,960,000	5,006,981
Svenska Handelsbanken AB
09/07/2021	1.875%	6,215,000	5,957,208
Synchrony Financial
07/23/2025	4.500%	2,135,000	2,079,388
Toronto-Dominion Bank (The)
06/11/2021	3.250%	11,875,000	11,903,488
U.S. Bancorp(g)
Junior Subordinated
12/31/2049	5.300%	2,980,000	2,987,974
UBS Group Funding Switzerland AG(a)
03/23/2028	4.253%	2,790,000	2,794,232
UniCredit SpA(a)
04/12/2022	3.750%	4,150,000	3,966,844
Wells Fargo & Co.
07/22/2022	2.625%	12,730,000	12,320,909
04/22/2026	3.000%	9,000,000	8,452,458
10/23/2026	3.000%	10,280,000	9,606,958
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wells Fargo & Co.(g)
05/22/2028	3.584%	7,000,000	6,750,814
Wells Fargo Bank NA
12/06/2019	2.150%	5,060,000	5,014,981
01/15/2020	2.400%	5,000,000	4,967,405
Wells Fargo Bank NA(g)
07/23/2021	3.325%	6,670,000	6,678,251
Westpac Banking Corp.
05/15/2023	3.650%	2,945,000	2,965,798
Total			842,608,081
Brokerage/Asset Managers/Exchanges 0.1%
Charles Schwab Corp. (The)
05/21/2025	3.850%	1,565,000	1,592,059
Jefferies Group LLC
07/15/2019	8.500%	2,800,000	2,929,575
01/20/2043	6.500%	600,000	627,781
Nasdaq, Inc.
01/15/2020	5.550%	600,000	619,104
Stifel Financial Corp.
12/01/2020	3.500%	980,000	974,573
07/18/2024	4.250%	750,000	754,602
Total			7,497,694
Building Materials 0.1%
Beacon Roofing Supply, Inc.
10/01/2023	6.375%	367,000	377,959
Beacon Roofing Supply, Inc.(a)
11/01/2025	4.875%	148,000	136,920
CRH America Finance, Inc.(a)
04/04/2048	4.500%	3,545,000	3,367,619
Standard Industries, Inc.(a)
10/15/2025	6.000%	1,853,000	1,902,192
Vulcan Materials Co.
06/15/2047	4.500%	2,610,000	2,378,733
Total			8,163,423
Cable and Satellite 0.8%
Altice U.S. Finance I Corp.(a)
05/15/2026	5.500%	4,554,000	4,487,603
CCO Holdings LLC/Capital Corp.
09/30/2022	5.250%	4,050,000	4,076,807
09/01/2023	5.750%	1,000,000	1,017,332
CCO Holdings LLC/Capital Corp.(a)
05/01/2025	5.375%	225,000	224,173
02/15/2026	5.750%	125,000	125,396
05/01/2027	5.125%	758,000	725,084
05/01/2027	5.875%	516,000	511,904
02/01/2028	5.000%	1,904,000	1,784,130

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cequel Communications Holdings I LLC/Capital Corp.(a)
12/15/2021	5.125%	1,300,000	1,301,400
12/15/2021	5.125%	50,000	50,016
07/15/2025	7.750%	350,000	373,835
04/01/2028	7.500%	4,875,000	5,093,176
Charter Communications Operating LLC/Capital
02/01/2024	4.500%	2,000,000	2,022,104
07/23/2025	4.908%	1,415,000	1,443,516
02/15/2028	3.750%	450,000	415,803
10/23/2045	6.484%	4,170,000	4,452,438
Comcast Corp.
02/15/2028	3.150%	2,000,000	1,876,638
Cox Communications, Inc.(a)
12/15/2022	3.250%	500,000	487,080
08/15/2024	3.150%	3,005,000	2,863,588
CSC Holdings LLC
02/15/2019	8.625%	250,000	255,676
CSC Holdings LLC(a)
02/01/2028	5.375%	2,350,000	2,248,910
DISH DBS Corp.
05/01/2020	5.125%	1,400,000	1,410,335
07/15/2022	5.875%	300,000	290,085
07/01/2026	7.750%	3,489,000	3,148,505
Intelsat Connect Finance SA(a)
02/15/2023	9.500%	570,000	567,905
Intelsat Jackson Holdings SA
08/01/2023	5.500%	182,000	165,827
Intelsat Jackson Holdings SA(a)
07/15/2025	9.750%	1,416,000	1,499,783
Intelsat Luxembourg SA
06/01/2023	8.125%	1,079,000	935,968
NBCUniversal Media LLC
04/30/2020	5.150%	2,280,000	2,358,277
01/15/2023	2.875%	720,000	705,131
Time Warner Cable LLC
07/01/2038	7.300%	215,000	250,257
09/01/2041	5.500%	5,255,000	5,086,593
Time Warner Cable, Inc.
02/01/2020	5.000%	1,500,000	1,529,658
09/01/2021	4.000%	1,500,000	1,511,352
Time Warner Entertainment Co. LP
07/15/2033	8.375%	1,820,000	2,287,733
Unitymedia Hessen GmbH & Co. KG NRW(a)
01/15/2025	5.000%	446,000	453,465
UPCB Finance IV Ltd.(a)
01/15/2025	5.375%	3,450,000	3,407,348
Videotron Ltd.
07/15/2022	5.000%	2,750,000	2,815,585
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Videotron Ltd.(a)
04/15/2027	5.125%	122,000	120,821
Virgin Media Secured Finance PLC(a)
01/15/2026	5.250%	313,000	304,899
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	1,800,000	1,629,984
Total			66,316,120
Chemicals 0.4%
Albemarle Corp.
12/01/2024	4.150%	535,000	542,523
12/01/2044	5.450%	545,000	574,022
Atotech U.S.A., Inc.(a)
02/01/2025	6.250%	219,000	217,168
Axalta Coating Systems LLC(a)
08/15/2024	4.875%	1,616,000	1,606,444
Celanese U.S. Holdings LLC
11/15/2022	4.625%	100,000	102,699
CF Industries, Inc.
03/15/2044	5.375%	1,350,000	1,233,760
Chemours Co. (The)
05/15/2023	6.625%	182,000	190,935
Dow Chemical Co. (The)
05/15/2019	8.550%	6,500,000	6,751,413
Eastman Chemical Co.
10/15/2044	4.650%	2,511,000	2,463,532
Incitec Pivot Finance LLC(a)
12/10/2019	6.000%	1,000,000	1,029,972
Israel Chemicals Ltd.(a)
05/31/2038	6.375%	3,435,000	3,438,662
LYB International Finance BV
07/15/2043	5.250%	1,215,000	1,273,513
LyondellBasell Industries NV
04/15/2024	5.750%	1,778,000	1,935,986
02/26/2055	4.625%	455,000	428,522
Mexichem SAB de CV(a)
01/15/2048	5.500%	4,250,000	3,910,795
Mosaic Co. (The)
11/15/2043	5.625%	985,000	1,008,169
Platform Specialty Products Corp.(a)
12/01/2025	5.875%	88,000	87,597
PPG Industries, Inc.
03/15/2028	3.750%	3,195,000	3,186,236
PQ Corp.(a)
11/15/2022	6.750%	279,000	291,778

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	27

Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sherwin-Williams Co. (The)
08/01/2025	3.450%	755,000	729,171
Total			31,002,897
Construction Machinery 0.2%
Caterpillar Financial Services Corp.
10/01/2021	1.931%	6,180,000	5,960,449
11/29/2022	2.550%	3,380,000	3,296,294
United Rentals North America, Inc.
07/15/2025	5.500%	5,300,000	5,414,671
09/15/2026	5.875%	215,000	221,535
05/15/2027	5.500%	278,000	277,360
Total			15,170,309
Consumer Cyclical Services 0.5%
Alibaba Group Holding Ltd.
11/28/2019	2.500%	9,145,000	9,085,210
Amazon.com, Inc.
02/22/2023	2.400%	4,825,000	4,658,031
12/03/2025	5.200%	3,160,000	3,492,985
Expedia Group, Inc.
02/15/2028	3.800%	5,895,000	5,548,451
IHS Markit Ltd.(a)
11/01/2022	5.000%	1,000,000	1,035,877
03/01/2026	4.000%	1,350,000	1,300,142
IHS Markit Ltd.
08/01/2028	4.750%	1,875,000	1,886,938
Western Union Co. (The)(b)
3-month USD LIBOR + 0.800% 05/22/2019	3.110%	5,000,000	5,006,035
Western Union Co. (The)
06/09/2023	4.250%	11,870,000	11,918,441
Total			43,932,110
Consumer Products 0.2%
Central Garden & Pet Co.
02/01/2028	5.125%	1,580,000	1,486,048
Clorox Co. (The)
05/15/2028	3.900%	3,205,000	3,222,791
First Quality Finance Co., Inc.(a)
05/15/2021	4.625%	147,000	146,070
07/01/2025	5.000%	1,548,000	1,451,250
Mead Johnson Nutrition Co.
11/15/2025	4.125%	640,000	655,254
Newell Brands, Inc.
04/01/2046	5.500%	2,175,000	2,092,881
Newell, Inc.
04/01/2026	4.200%	4,150,000	4,004,563
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Scotts Miracle-Gro Co. (The)
10/15/2023	6.000%	52,000	53,018
12/15/2026	5.250%	235,000	224,018
Valvoline, Inc.
08/15/2025	4.375%	1,022,000	978,949
Total			14,314,842
Diversified Manufacturing 0.5%
EnerSys (a)
04/30/2023	5.000%	200,000	202,443
General Electric Co.
01/08/2020	5.500%	3,302,000	3,408,390
10/17/2021	4.650%	487,000	506,628
09/07/2022	3.150%	337,000	335,309
10/09/2022	2.700%	139,000	135,478
01/09/2023	3.100%	1,007,000	994,597
01/14/2038	5.875%	1,196,000	1,367,351
General Electric Co.(b)
3-month USD LIBOR + 0.480% 08/15/2036	2.794%	5,380,000	4,510,022
Itron, Inc.(a)
01/15/2026	5.000%	600,000	573,836
Johnson Controls International PLC
07/02/2064	4.950%	1,530,000	1,473,238
Kennametal, Inc.
06/15/2028	4.625%	6,345,000	6,339,391
Nvent Finance Sarl(a)
04/15/2028	4.550%	6,340,000	6,262,639
Roper Technologies, Inc.
09/15/2023	3.650%	6,865,000	6,873,973
Timken Co. (The)(h)
12/15/2028	4.500%	3,685,000	3,680,239
United Technologies Corp.
11/16/2048	4.625%	3,775,000	3,821,976
Valmont Industries, Inc.
10/01/2054	5.250%	2,050,000	1,834,145
Zekelman Industries, Inc.(a)
06/15/2023	9.875%	129,000	140,419
Total			42,460,074
Electric 2.8%
AEP Texas Central Co.(a)
10/01/2025	3.850%	880,000	879,403
AEP Texas Central Co.
02/15/2033	6.650%	1,730,000	2,178,660
AEP Texas, Inc.(a)
06/01/2028	3.950%	2,330,000	2,346,026

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AES Corp.
09/01/2027	5.125%	118,000	119,743
Alliant Energy Finance LLC(a)
06/15/2028	4.250%	7,000,000	7,031,920
Ameren Corp.
02/15/2026	3.650%	590,000	578,123
American Electric Power Co., Inc.
12/15/2022	2.950%	750,000	732,515
11/13/2027	3.200%	1,285,000	1,213,566
Black Hills Corp.
05/01/2033	4.350%	1,670,000	1,677,143
Calpine Corp.(a)
01/15/2024	5.875%	75,000	75,608
Calpine Corp.
01/15/2025	5.750%	5,632,000	5,115,810
Cleveland Electric Illuminating Co. (The)(a)
04/01/2028	3.500%	2,275,000	2,176,574
Cleveland Electric Illuminating Co. (The)
12/15/2036	5.950%	1,279,000	1,513,014
CMS Energy Corp.
03/01/2024	3.875%	1,275,000	1,283,953
02/15/2027	2.950%	80,000	74,042
Consolidated Edison Co. of New York, Inc.
06/15/2046	3.850%	1,310,000	1,245,682
06/15/2047	3.875%	2,050,000	1,959,039
Dominion Energy, Inc.
08/15/2026	2.850%	750,000	689,501
Dominion Energy, Inc.(g)
Junior Subordinated
07/01/2019	2.962%	845,000	845,196
DPL, Inc.
10/15/2021	7.250%	2,875,000	3,120,298
DTE Energy Co.
10/01/2026	2.850%	10,155,000	9,410,415
Duke Energy Corp.
09/01/2026	2.650%	7,445,000	6,786,438
Duke Energy Florida LLC
07/15/2048	4.200%	4,150,000	4,217,774
Duke Energy Progress LLC
08/15/2025	3.250%	3,000,000	2,946,432
03/30/2044	4.375%	960,000	999,370
09/15/2047	3.600%	1,175,000	1,074,859
Duke Energy Progress, Inc.
08/15/2045	4.200%	1,780,000	1,801,273
Duquesne Light Holdings, Inc.(a)
09/15/2020	6.400%	5,000,000	5,260,895
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Enel Americas SA
10/25/2026	4.000%	375,000	358,498
Enel Finance International NV(a)
04/06/2028	3.500%	2,370,000	2,142,899
Entergy Mississippi, Inc.
07/01/2023	3.100%	2,000,000	1,960,220
Entergy Texas, Inc.
12/01/2027	3.450%	3,335,000	3,219,449
Exelon Corp.
06/15/2025	3.950%	1,300,000	1,305,408
04/15/2046	4.450%	1,050,000	1,041,702
Exelon Corp.(g)
Junior Subordinated
06/01/2022	3.497%	4,600,000	4,546,879
Exelon Generation Co. LLC
10/01/2041	5.750%	2,000,000	2,044,092
Fortis, Inc.
10/04/2021	2.100%	3,215,000	3,076,610
Gulf Power Co.
10/01/2044	4.550%	1,350,000	1,376,490
Indiana Michigan Power Co.
08/15/2048	4.250%	5,830,000	5,874,291
ITC Holdings Corp.
06/15/2024	3.650%	3,810,000	3,775,001
Jersey Central Power & Light Co.(a)
04/01/2024	4.700%	2,000,000	2,089,772
Jersey Central Power & Light Co.
06/01/2037	6.150%	1,985,000	2,375,721
Kansas City Power & Light Co.
08/15/2025	3.650%	665,000	659,917
Metropolitan Edison Co.
01/15/2019	7.700%	2,115,000	2,149,756
MidAmerican Energy Co.
05/01/2046	4.250%	3,433,000	3,534,401
National Rural Utilities Cooperative Finance Corp.
11/01/2018	10.375%	1,749,000	1,769,416
02/07/2024	2.950%	7,535,000	7,334,516
National Rural Utilities Cooperative Finance Corp.(g)
Subordinated
04/20/2046	5.250%	1,750,000	1,796,588
NextEra Energy Capital Holdings, Inc.(b)
3-month USD LIBOR + 0.480% 05/04/2021	2.821%	13,845,000	13,875,071
NextEra Energy Capital Holdings, Inc.
06/15/2023	3.625%	3,000,000	2,995,275
NextEra Energy Operating Partners LP(a)
09/15/2027	4.500%	791,000	751,666

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	29

Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NRG Energy, Inc.
07/15/2022	6.250%	1,269,000	1,309,841
05/01/2024	6.250%	2,227,000	2,312,198
Oklahoma Gas & Electric Co.
08/15/2028	3.800%	2,735,000	2,741,947
Oncor Electric Delivery Co. LLC
09/30/2040	5.250%	2,000,000	2,317,810
Pacific Gas & Electric Co.
06/15/2025	3.500%	2,591,000	2,463,748
03/01/2034	6.050%	2,917,000	3,271,331
06/15/2043	4.600%	1,190,000	1,139,781
12/01/2046	4.000%	3,340,000	2,973,121
Pennsylvania Electric Co.(a)
03/15/2028	3.250%	1,990,000	1,878,132
PNM Resources, Inc.
03/09/2021	3.250%	4,145,000	4,118,874
PPL Capital Funding, Inc.
06/15/2022	4.200%	603,000	614,078
03/15/2024	3.950%	1,200,000	1,209,950
PSEG Power LLC
11/15/2018	2.450%	840,000	839,588
06/01/2023	3.850%	7,355,000	7,364,694
Public Service Co. of Oklahoma
02/01/2021	4.400%	3,500,000	3,589,544
San Diego Gas & Electric Co.
05/15/2048	4.125%	8,500,000	8,477,050
Southern California Edison Co.
03/01/2048	4.125%	3,260,000	3,181,551
Southern Co. (The)
07/01/2026	3.250%	8,166,000	7,685,945
07/01/2036	4.250%	745,000	723,237
Southwestern Electric Power Co.
10/01/2026	2.750%	6,450,000	5,964,592
Toledo Edison Co. (The)
05/15/2037	6.150%	951,000	1,166,459
Tucson Electric Power Co.
03/15/2023	3.850%	3,100,000	3,083,604
Virginia Electric & Power Co.
06/30/2019	5.000%	1,280,000	1,302,572
Vistra Energy Corp.
11/01/2022	7.375%	6,535,000	6,812,672
11/01/2024	7.625%	466,000	501,731
Vistra Operations Co. LLC(a)
09/01/2026	5.500%	3,350,000	3,402,863
Xcel Energy, Inc.
06/01/2025	3.300%	2,535,000	2,474,221
Total			220,328,044
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Finance Companies 0.7%
AerCap Ireland Capital DAC/Global Aviation Trust
05/15/2019	3.750%	4,000,000	4,020,252
AerCap Ireland Capital Ltd./Global Aviation Trust
05/15/2021	4.500%	3,505,000	3,564,880
10/01/2021	5.000%	6,000,000	6,198,948
Air Lease Corp.
03/01/2020	4.750%	4,530,000	4,619,526
12/01/2027	3.625%	2,580,000	2,404,459
Ares Capital Corp.
01/19/2022	3.625%	4,830,000	4,721,427
Aviation Capital Group LLC(a)
05/01/2023	3.875%	4,145,000	4,134,803
Avolon Holdings Funding Ltd.(a)
01/15/2023	5.500%	4,000,000	4,112,152
CIT Group, Inc.
08/01/2023	5.000%	325,000	331,893
GATX Corp.
11/07/2028	4.550%	1,985,000	2,002,571
GE Capital International Funding Co. Unlimited Co.
11/15/2020	2.342%	5,522,000	5,408,639
11/15/2025	3.373%	2,980,000	2,880,456
11/15/2035	4.418%	8,645,000	8,334,783
Navient Corp.
01/25/2023	5.500%	50,000	49,544
10/25/2024	5.875%	350,000	339,760
Total			53,124,093
Food and Beverage 1.2%
Anheuser-Busch InBev Finance, Inc.
02/01/2026	3.650%	16,765,000	16,413,488
02/01/2046	4.900%	8,060,000	8,272,002
Anheuser-Busch InBev Worldwide, Inc.
04/15/2048	4.600%	2,560,000	2,521,349
Bacardi Ltd.(a)
05/15/2048	5.300%	7,260,000	7,100,099
Brown-Forman Corp.
04/15/2025	3.500%	3,290,000	3,273,409
Campbell Soup Co.
03/15/2021	3.300%	4,145,000	4,122,721
Central America Botling Corp.(a)
01/31/2027	5.750%	1,600,000	1,591,614
Chobani LLC/Finance Corp., Inc.(a)
04/15/2025	7.500%	659,000	555,189
General Mills, Inc.
04/17/2028	4.200%	3,470,000	3,455,443

The accompanying Notes to Financial Statements are an integral part of this statement.
30	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JBS U.S.A. LUX SA/Finance, Inc.(a)
06/15/2025	5.750%	100,000	93,946
Kellogg Co.
05/15/2028	4.300%	3,705,000	3,737,522
Kraft Heinz Foods Co.
02/10/2020	5.375%	1,000,000	1,031,804
06/15/2023	4.000%	11,870,000	11,918,335
07/15/2025	3.950%	4,000,000	3,943,800
06/01/2026	3.000%	1,000,000	914,852
06/01/2046	4.375%	1,600,000	1,403,354
Maple Escrow Subsidiary, Inc.(a)
05/25/2021	3.551%	2,405,000	2,410,897
Molson Coors Brewing Co.
07/15/2019	1.450%	2,000,000	1,975,722
03/15/2020	2.250%	1,625,000	1,602,455
Mondelez International, Inc.(a)
10/28/2019	1.625%	6,000,000	5,909,382
Mondelez International, Inc.
05/07/2020	3.000%	3,870,000	3,862,194
PepsiCo, Inc.
04/30/2025	2.750%	1,300,000	1,254,447
Pilgrim’s Pride Corp.(a)
09/30/2027	5.875%	767,000	727,690
Post Holdings, Inc.(a)
08/15/2026	5.000%	422,000	405,147
03/01/2027	5.750%	994,000	982,007
Smithfield Foods, Inc.(a)
02/01/2022	3.350%	1,110,000	1,073,433
Sysco Corp.
03/15/2025	3.550%	4,200,000	4,139,453
Tyson Foods, Inc.(b)
3-month USD LIBOR + 0.450% 08/21/2020	2.762%	2,015,000	2,017,885
Tyson Foods, Inc.
08/15/2044	5.150%	200,000	204,302
Total			96,913,941
Gaming 0.2%
Caesars Resort Collection LLC/CRC Finco, Inc.(a)
10/15/2025	5.250%	78,000	74,611
Eldorado Resorts, Inc.
04/01/2025	6.000%	146,000	148,646
GLP Capital LP/Financing II, Inc.
11/01/2023	5.375%	125,000	131,612
04/15/2026	5.375%	1,215,000	1,262,001
Jack Ohio Finance LLC/1 Corp.(a)
11/15/2021	6.750%	165,000	170,902
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	975,000	1,003,179
09/01/2026	4.500%	1,915,000	1,829,583
01/15/2028	4.500%	25,000	23,065
MGM Resorts International
03/15/2023	6.000%	4,228,000	4,388,144
09/01/2026	4.625%	245,000	230,231
Pinnacle Entertainment, Inc.
05/01/2024	5.625%	1,575,000	1,654,122
Scientific Games International, Inc.
12/01/2022	10.000%	3,818,000	4,043,384
Studio City Co., Ltd.(a)
11/30/2021	7.250%	600,000	623,033
Total			15,582,513
Health Care 1.4%
Abbott Laboratories
11/22/2019	2.350%	1,188,000	1,183,773
11/30/2023	3.400%	5,185,000	5,162,367
Acadia Healthcare Co., Inc.
03/01/2024	6.500%	258,000	267,856
Ascension Health Alliance
11/15/2046	3.945%	375,000	370,139
Barnabas Health, Inc.
07/01/2028	4.000%	4,000,000	3,971,936
Becton Dickinson and Co.(b)
3-month USD LIBOR + 0.875% 12/29/2020	3.209%	2,000,000	2,015,148
3-month USD LIBOR + 1.030% 06/06/2022	3.344%	3,933,000	3,956,091
Becton Dickinson and Co.
06/06/2022	2.894%	2,000,000	1,948,674
12/15/2024	3.734%	158,000	155,628
05/15/2044	4.875%	1,945,000	1,906,271
Boston Scientific Corp.
01/15/2020	6.000%	4,000,000	4,152,940
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	780,000	763,621
CHS/Community Health Systems, Inc.
02/01/2022	6.875%	838,000	427,395
03/31/2023	6.250%	597,000	567,354
CHS/Community Health Systems, Inc.(a)
01/15/2024	8.625%	399,000	417,154
06/30/2024	8.125%	4,393,000	3,613,242
CVS Health Corp.
12/05/2023	4.000%	515,000	519,261
07/20/2025	3.875%	877,000	865,217
06/01/2026	2.875%	2,320,000	2,132,999
03/25/2038	4.780%	1,270,000	1,265,517
07/20/2045	5.125%	525,000	538,731

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	31

Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
03/25/2048	5.050%	9,250,000	9,453,907
DaVita, Inc.
08/15/2022	5.750%	150,000	152,071
05/01/2025	5.000%	150,000	142,626
Duke University Health System, Inc.
06/01/2047	3.920%	875,000	871,389
Edwards Lifesciences Corp.
06/15/2028	4.300%	3,960,000	4,013,119
Express Scripts Holding Co.
11/15/2021	4.750%	825,000	853,813
07/15/2023	3.000%	620,000	594,854
03/01/2027	3.400%	2,190,000	2,032,605
07/15/2046	4.800%	6,819,000	6,605,272
Fresenius Medical Care U.S. Finance II, Inc.(a)
07/31/2019	5.625%	8,000,000	8,168,760
HCA, Inc.
02/15/2020	6.500%	2,595,000	2,698,021
02/15/2022	7.500%	125,000	137,501
05/01/2023	4.750%	175,000	178,237
03/15/2024	5.000%	175,000	179,393
02/01/2025	5.375%	5,275,000	5,339,313
04/15/2025	5.250%	2,845,000	2,934,222
Kaiser Foundation Hospitals
05/01/2047	4.150%	2,000,000	2,048,150
Mayo Clinic
11/15/2052	4.128%	750,000	769,060
McKesson Corp.
02/16/2028	3.950%	2,310,000	2,242,084
Memorial Sloan-Kettering Cancer Center
07/01/2052	4.125%	4,630,000	4,678,166
New York and Presbyterian Hospital (The)
08/01/2116	4.763%	1,050,000	1,062,577
NYU Langone Hospitals
07/01/2042	4.428%	3,507,000	3,580,612
07/01/2043	5.750%	705,000	875,243
Polaris Intermediate Corp. PIK(a)
12/01/2022	8.500%	69,000	71,370
Quest Diagnostics, Inc.
06/01/2026	3.450%	3,255,000	3,113,147
Surgery Center Holdings, Inc.(a)
07/01/2025	6.750%	43,000	41,488
Sutter Health
08/15/2053	2.286%	2,300,000	2,265,031
Teleflex, Inc.
11/15/2027	4.625%	572,000	544,891
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tenet Healthcare Corp.
02/01/2020	6.750%	2,800,000	2,884,210
04/01/2021	4.500%	559,000	559,715
10/01/2021	4.375%	25,000	25,070
06/15/2023	6.750%	375,000	377,554
07/15/2024	4.625%	1,701,000	1,667,225
05/01/2025	5.125%	106,000	105,205
08/01/2025	7.000%	154,000	153,998
Texas Health Resources
11/15/2055	4.330%	700,000	735,774
Zimmer Biomet Holdings, Inc.(b)
3-month USD LIBOR + 0.750% 03/19/2021	3.076%	4,145,000	4,163,839
Zimmer Biomet Holdings, Inc.
04/01/2025	3.550%	985,000	949,773
Total			113,470,599
Healthcare Insurance 0.4%
Aetna, Inc.
06/01/2021	4.125%	7,000,000	7,131,803
Anthem, Inc.
08/15/2019	2.250%	5,000,000	4,970,630
01/15/2043	4.650%	3,250,000	3,191,399
Centene Corp.
05/15/2022	4.750%	2,580,000	2,624,913
01/15/2025	4.750%	505,000	508,568
Cigna Corp.
10/15/2027	3.050%	3,015,000	2,733,842
Humana, Inc.
10/01/2019	2.625%	4,320,000	4,301,644
Molina Healthcare, Inc.
11/15/2022	5.375%	831,000	851,853
UnitedHealth Group, Inc.
07/15/2045	4.750%	2,460,000	2,655,268
WellCare Health Plans, Inc.
04/01/2025	5.250%	1,175,000	1,206,665
Total			30,176,585
Healthcare REIT 0.6%
Alexandria Real Estate Equities, Inc.
06/15/2023	3.900%	8,000,000	8,073,160
HCP, Inc.
02/01/2020	2.625%	6,000,000	5,959,686
11/15/2023	4.250%	4,896,000	4,936,701
08/15/2024	3.875%	782,000	769,935
Healthcare Realty Trust, Inc.
05/01/2025	3.875%	550,000	538,960
Healthcare Trust of America Holdings LP
07/15/2021	3.375%	3,455,000	3,443,284

The accompanying Notes to Financial Statements are an integral part of this statement.
32	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Omega Healthcare Investors, Inc.
01/15/2025	4.500%	975,000	965,367
04/01/2027	4.500%	2,480,000	2,410,359
Ventas Realty LP
03/01/2028	4.000%	2,845,000	2,785,212
Ventas Realty LP/Capital Corp.
04/01/2020	2.700%	3,000,000	2,976,855
Welltower, Inc.
04/01/2019	4.125%	9,651,000	9,691,679
09/01/2048	4.950%	8,340,000	8,437,903
Total			50,989,101
Home Construction 0.2%
AV Homes, Inc.
05/15/2022	6.625%	3,101,000	3,179,021
Lennar Corp.
11/15/2024	5.875%	146,000	151,266
06/01/2026	5.250%	2,323,000	2,302,532
11/29/2027	4.750%	11,000	10,512
Mattamy Group Corp.(a)
12/15/2023	6.875%	4,037,000	4,107,236
Meritage Homes Corp.
04/01/2022	7.000%	198,000	213,551
06/06/2027	5.125%	200,000	185,937
PulteGroup, Inc.
03/01/2026	5.500%	1,700,000	1,698,868
01/15/2027	5.000%	1,425,000	1,355,018
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	3,446,000	3,456,476
William Lyon Homes, Inc.
01/31/2025	5.875%	1,625,000	1,546,750
Total			18,207,167
Independent Energy 0.4%
Afren PLC(a),(i)
12/09/2020	0.000%	195,168	97
Anadarko Petroleum Corp.
07/15/2024	3.450%	2,100,000	2,038,031
Anadarko Petroleum Corp.(f)
10/10/2036	0.000%	3,000,000	1,298,304
Apache Corp.
01/15/2023	2.625%	1,500,000	1,438,636
10/15/2028	4.375%	8,330,000	8,243,843
Canadian Natural Resources Ltd.
06/30/2033	6.450%	730,000	868,658
Centennial Resource Production LLC(a)
01/15/2026	5.375%	42,000	41,404
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CNX Resources Corp.
04/01/2023	8.000%	1,171,000	1,241,260
Conoco Funding Co.
10/15/2031	7.250%	2,000,000	2,597,546
Continental Resources, Inc.
04/15/2023	4.500%	385,000	393,364
06/01/2024	3.800%	1,683,000	1,655,052
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	187,000	181,771
Devon Energy Corp.
07/15/2041	5.600%	2,000,000	2,151,154
Diamondback Energy, Inc.
11/01/2024	4.750%	848,000	854,965
05/31/2025	5.375%	2,566,000	2,631,105
EOG Resources, Inc.
03/15/2023	2.625%	1,195,000	1,155,808
EQT Corp.
10/01/2027	3.900%	1,830,000	1,726,497
Extraction Oil & Gas, Inc.(a)
05/15/2024	7.375%	99,000	100,722
Gulfport Energy Corp.
05/15/2025	6.375%	175,000	172,945
MEG Energy Corp.(a)
03/31/2024	7.000%	3,000,000	2,734,209
Noble Energy, Inc.
11/15/2024	3.900%	1,000,000	992,909
Occidental Petroleum Corp.
04/15/2026	3.400%	775,000	767,203
Parsley Energy LLC/Finance Corp.(a)
01/15/2025	5.375%	1,000,000	1,008,735
08/15/2025	5.250%	312,000	310,888
QEP Resources, Inc.
03/01/2026	5.625%	35,000	33,461
Range Resources Corp.
05/15/2025	4.875%	350,000	334,966
WPX Energy, Inc.
01/15/2022	6.000%	161,000	166,609
09/15/2024	5.250%	78,000	78,340
Total			35,218,482
Integrated Energy 0.3%
BP Capital Markets PLC
05/06/2022	3.245%	1,875,000	1,873,110
05/10/2023	2.750%	1,500,000	1,459,215
Cenovus Energy, Inc.
11/15/2039	6.750%	8,555,000	9,755,335

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	33

Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chevron Corp.
06/24/2023	3.191%	700,000	699,964
05/16/2026	2.954%	2,490,000	2,393,597
Husky Energy, Inc.
04/15/2022	3.950%	3,000,000	3,030,678
Sasol Financing International Ltd.
11/14/2022	4.500%	3,800,000	3,677,804
Total			22,889,703
Leisure 0.0%
Cinemark U.S.A., Inc.
06/01/2023	4.875%	1,925,000	1,904,198
Life Insurance 0.9%
AIG Global Funding(a)
07/02/2020	2.150%	590,000	579,119
American International Group, Inc.
02/15/2024	4.125%	1,600,000	1,620,214
Athene Global Funding(a)
04/20/2020	2.750%	3,165,000	3,128,967
07/01/2022	3.000%	1,270,000	1,236,454
Athene Holding Ltd.
01/12/2028	4.125%	7,910,000	7,428,360
AXA Equitable Holdings, Inc.(a)
04/20/2048	5.000%	8,260,000	7,776,740
Brighthouse Financial, Inc.
06/22/2027	3.700%	1,385,000	1,239,090
06/22/2047	4.700%	7,960,000	6,664,844
Guardian Life Global Funding(a)
04/26/2021	2.000%	4,600,000	4,461,834
Guardian Life Insurance Co. of America (The)(a)
Subordinated
06/19/2064	4.875%	1,530,000	1,571,644
Jackson National Life Global Funding(a)
01/30/2020	2.200%	6,585,000	6,502,516
Lincoln National Corp.
06/15/2040	7.000%	930,000	1,195,259
Massachusetts Mutual Life Insurance Co.(a)
Subordinated
04/15/2065	4.500%	955,000	912,138
Northwestern Mutual Life Insurance Co. (The)(a)
Subordinated
03/30/2040	6.063%	325,000	408,384
09/30/2047	3.850%	2,990,000	2,799,184
Nuveen Finance LLC(a)
11/01/2024	4.125%	1,050,000	1,048,228
Pricoa Global Funding I(a)
05/16/2019	2.200%	4,850,000	4,836,827
09/13/2019	1.450%	3,750,000	3,699,833
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Principal Financial Group, Inc.
09/15/2022	3.300%	1,510,000	1,499,370
05/15/2023	3.125%	667,000	654,394
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	4,077,000	4,406,780
05/15/2047	4.270%	4,575,000	4,540,999
Unum Group
05/15/2021	3.000%	1,250,000	1,234,493
Total			69,445,671
Lodging 0.1%
Hyatt Hotels Corp.
09/15/2028	4.375%	3,310,000	3,291,229
Marriott International, Inc.
06/15/2026	3.125%	1,460,000	1,368,559
RHP Hotel Properties LP/Finance Corp.
04/15/2023	5.000%	2,400,000	2,395,485
Total			7,055,273
Media and Entertainment 0.6%
21st Century Fox America, Inc.
03/01/2019	6.900%	5,000,000	5,099,290
08/15/2020	5.650%	1,760,000	1,841,623
03/15/2033	6.550%	1,000,000	1,245,751
Activision Blizzard, Inc.
09/15/2021	2.300%	795,000	770,723
AMC Networks, Inc.
04/01/2024	5.000%	2,550,000	2,518,092
CBS Corp.(a)
06/01/2023	2.900%	3,330,000	3,181,149
Clear Channel International BV(a)
12/15/2020	8.750%	537,000	555,214
Clear Channel Worldwide Holdings, Inc.
11/15/2022	6.500%	800,000	814,974
11/15/2022	6.500%	625,000	639,301
Discovery Communications LLC(a)
11/15/2019	2.750%	3,000,000	2,984,517
06/15/2022	3.500%	3,739,000	3,707,196
Discovery Communications LLC
09/20/2037	5.000%	650,000	633,552
09/20/2047	5.200%	340,000	330,882
Electronic Arts, Inc.
03/01/2021	3.700%	2,000,000	2,023,748
Grupo Televisa SAB
05/13/2045	5.000%	1,000,000	927,202
Lin Television Corp.
11/15/2022	5.875%	300,000	304,987

The accompanying Notes to Financial Statements are an integral part of this statement.
34	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nielsen Finance Co. SARL (The)(a)
10/01/2021	5.500%	75,000	75,282
Nielsen Finance LLC/Co.(a)
04/15/2022	5.000%	3,350,000	3,252,086
S&P Global, Inc.
05/15/2048	4.500%	3,425,000	3,500,888
Sinclair Television Group, Inc.
10/01/2022	6.125%	75,000	76,791
Sinclair Television Group, Inc.(a)
08/01/2024	5.625%	550,000	542,816
TEGNA, Inc.
10/15/2023	6.375%	325,000	336,429
Time Warner, Inc.
06/01/2024	3.550%	895,000	872,643
02/15/2027	3.800%	735,000	705,413
Univision Communications, Inc.(a)
02/15/2025	5.125%	100,000	91,989
Viacom, Inc.
09/01/2023	4.250%	2,410,000	2,426,694
04/30/2036	6.875%	5,910,000	6,703,872
Total			46,163,104
Metals and Mining 0.1%
Constellium NV(a)
05/15/2024	5.750%	320,000	318,652
Freeport-McMoRan, Inc.
03/15/2023	3.875%	543,000	521,794
11/14/2024	4.550%	36,000	34,738
11/14/2034	5.400%	300,000	277,460
03/15/2043	5.450%	132,000	117,978
Gerdau Holdings, Inc.(a)
01/20/2020	7.000%	137,000	142,403
Novelis Corp.(a)
09/30/2026	5.875%	195,000	190,082
Southern Copper Corp.
11/08/2022	3.500%	130,000	128,666
04/23/2025	3.875%	600,000	588,811
11/08/2042	5.250%	1,400,000	1,408,786
04/23/2045	5.875%	1,663,000	1,810,789
Vale Overseas Ltd.
01/11/2022	4.375%	36,000	36,228
08/10/2026	6.250%	416,000	456,907
11/10/2039	6.875%	80,000	92,876
Volcan Cia Minera SAA(a)
02/02/2022	5.375%	100,000	100,896
Total			6,227,066
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Midstream 1.3%
Buckeye Partners LP
12/01/2026	3.950%	1,550,000	1,428,764
Colorado Interstate Gas Co. LLC/Issuing Corp.(a)
08/15/2026	4.150%	2,290,000	2,251,466
Crestwood Midstream Partners LP/Finance Corp.
04/01/2023	6.250%	50,000	51,509
Enbridge, Inc.
06/10/2024	3.500%	1,182,000	1,158,200
Energy Transfer Equity LP
01/15/2024	5.875%	575,000	610,206
06/01/2027	5.500%	1,692,000	1,778,047
Energy Transfer Partners LP
02/01/2024	4.900%	5,605,000	5,794,146
10/01/2043	5.950%	350,000	361,698
03/15/2045	5.150%	2,775,000	2,626,687
Energy Transfer Partners LP/Regency Finance Corp.
11/01/2023	4.500%	1,000,000	1,019,559
Enterprise Products Operating LLC
02/15/2024	3.900%	500,000	506,698
02/15/2025	3.750%	600,000	601,426
05/15/2046	4.900%	1,400,000	1,457,050
Enterprise Products Operating LLC(g)
02/15/2078	5.375%	7,295,000	6,853,091
EQT Midstream Partners LP
07/15/2028	5.500%	4,200,000	4,327,344
Ferrellgas Partners LP/Finance Corp.
05/01/2021	6.500%	350,000	320,387
01/15/2022	6.750%	150,000	134,814
06/15/2023	6.750%	200,000	171,956
Kinder Morgan Energy Partners LP
02/01/2024	4.150%	5,990,000	6,041,442
03/15/2032	7.750%	795,000	973,564
01/15/2038	6.950%	325,000	383,291
09/01/2039	6.500%	1,000,000	1,121,854
11/15/2040	7.500%	910,000	1,117,946
Kinder Morgan, Inc.
12/01/2034	5.300%	1,000,000	1,017,422
Magellan Midstream Partners LP
09/15/2046	4.250%	320,000	304,734
MPLX LP
12/01/2024	4.875%	325,000	337,679
06/01/2025	4.875%	200,000	207,883
03/01/2047	5.200%	1,500,000	1,499,806
04/15/2058	4.900%	5,660,000	5,145,766
NGPL PipeCo LLC(a)
08/15/2022	4.375%	151,000	152,138
08/15/2027	4.875%	412,000	414,590

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	35

Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ONEOK, Inc.
07/13/2047	4.950%	2,050,000	2,056,921
Phillips 66 Partners LP
02/15/2045	4.680%	1,300,000	1,231,595
Plains All American Pipeline LP/Finance Corp.
01/31/2023	2.850%	6,980,000	6,650,118
10/15/2023	3.850%	3,025,000	2,985,306
10/15/2025	4.650%	2,500,000	2,533,142
06/01/2042	5.150%	2,185,000	2,051,728
Rockies Express Pipeline LLC(a)
01/15/2019	6.000%	500,000	504,897
04/15/2020	5.625%	3,583,000	3,693,826
Ruby Pipeline LLC(a)
04/01/2022	6.000%	2,681,818	2,774,167
Southern Natural Gas Co. LLC
02/15/2031	7.350%	2,910,000	3,470,879
Suburban Propane Partners LP/Energy Finance Corp.
03/01/2025	5.750%	225,000	216,378
Sunoco Logistics Partners Operations LP
10/01/2047	5.400%	2,000,000	1,969,654
Tallgrass Energy Partners LP/Finance Corp.(a)
01/15/2028	5.500%	142,000	143,460
Targa Pipeline Partners LP/Finance Corp.
08/01/2023	5.875%	100,000	98,623
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	512,000	512,942
Tennessee Gas Pipeline Co. LLC
06/15/2032	8.375%	2,465,000	3,108,969
04/01/2037	7.625%	550,000	676,407
Texas Eastern Transmission LP(a)
10/15/2022	2.800%	1,000,000	967,516
Transcontinental Gas Pipe Line Co. LLC(a)
03/15/2048	4.600%	4,875,000	4,790,662
Williams Companies, Inc. (The)
01/15/2023	3.700%	800,000	792,350
Williams Partners LP
11/15/2020	4.125%	1,000,000	1,013,204
03/04/2024	4.300%	2,787,000	2,824,669
01/15/2025	3.900%	1,050,000	1,038,462
09/15/2025	4.000%	900,000	891,995
04/15/2040	6.300%	3,150,000	3,605,881
Total			100,774,914
Natural Gas 0.2%
Atmos Energy Corp.
10/15/2044	4.125%	2,045,000	2,029,409
Boston Gas Co.(a)
08/01/2027	3.150%	1,842,000	1,760,980
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
KeySpan Corp.
11/15/2030	8.000%	670,000	901,445
NiSource, Inc.
02/15/2023	3.850%	1,175,000	1,183,509
Sempra Energy
02/15/2019	9.800%	1,000,000	1,029,773
11/15/2020	2.850%	3,455,000	3,413,751
06/15/2024	3.550%	1,500,000	1,476,450
06/15/2027	3.250%	242,000	226,786
02/01/2048	4.000%	2,920,000	2,659,752
Total			14,681,855
Office REIT 0.2%
Boston Properties LP
11/15/2020	5.625%	4,590,000	4,795,866
02/01/2023	3.850%	2,500,000	2,526,382
Highwoods Realty LP
06/15/2021	3.200%	2,275,000	2,245,889
SL Green Operating Partnership LP
10/15/2022	3.250%	2,825,000	2,757,076
Total			12,325,213
Oil Field Services 0.1%
Baker Hughes a GE Co. LLC/Co-Obligor, Inc.
12/15/2047	4.080%	2,250,000	2,058,001
Schlumberger Holdings Corp.(a)
12/21/2025	4.000%	2,100,000	2,113,688
Transocean Pontus Ltd.(a)
08/01/2025	6.125%	562,000	572,204
Transocean Proteus Ltd.(a)
12/01/2024	6.250%	472,600	482,052
Total			5,225,945
Other Financial Institutions 0.1%
Mitsubishi UFJ Lease & Finance Co., Ltd.(a)
09/19/2022	2.652%	3,905,000	3,752,923
ORIX Corp.
12/04/2024	3.250%	3,115,000	2,997,219
Total			6,750,142
Other Industry 0.3%
Anixter, Inc.
03/01/2023	5.500%	75,000	78,411
Five Point Operating Co. LP/Capital Corp.(a)
11/15/2025	7.875%	2,350,000	2,375,387
Fluor Corp.
09/15/2028	4.250%	6,745,000	6,694,608
Greystar Real Estate Partners LLC(a)
12/01/2025	5.750%	1,475,000	1,445,652

The accompanying Notes to Financial Statements are an integral part of this statement.
36	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts Institute of Technology
07/01/2114	4.678%	1,768,000	1,931,982
07/01/2116	3.885%	1,850,000	1,718,911
Northwestern University
12/01/2057	3.662%	1,350,000	1,296,958
President and Fellows of Harvard College
07/15/2046	3.150%	3,031,000	2,703,100
07/15/2056	3.300%	2,230,000	2,002,493
Trustees of the University of Pennsylvania (The)
09/01/2112	4.674%	1,620,000	1,664,035
University of Southern California
10/01/2039	3.028%	4,525,000	4,112,542
Total			26,024,079
Other REIT 0.4%
American Campus Communities Operating Partnership LP
10/01/2020	3.350%	3,196,000	3,186,025
04/15/2023	3.750%	3,000,000	2,986,056
Digital Realty Trust LP
02/01/2020	5.875%	4,000,000	4,114,636
Duke Realty LP
02/15/2021	3.875%	3,150,000	3,185,639
EPR Properties
04/15/2028	4.950%	4,815,000	4,773,658
Host Hotels & Resorts LP
06/15/2025	4.000%	1,050,000	1,030,691
02/01/2026	4.500%	520,000	521,002
Liberty Property LP
06/15/2023	3.375%	2,500,000	2,458,760
Life Storage LP
12/15/2027	3.875%	2,500,000	2,384,618
ProLogis LP
08/15/2023	4.250%	1,600,000	1,655,923
Select Income REIT
05/15/2024	4.250%	1,865,000	1,797,804
Total			28,094,812
Packaging 0.2%
Amcor Finance U.S.A., Inc.(a)
04/28/2026	3.625%	1,250,000	1,197,389
05/15/2028	4.500%	2,000,000	2,022,292
Ardagh Packaging Finance PLC/Holdings U.S.A., Inc.(a)
05/15/2023	4.625%	500,000	495,840
05/15/2024	7.250%	575,000	605,575
02/15/2025	6.000%	800,000	786,246
Ball Corp.
11/15/2023	4.000%	300,000	293,288
03/15/2026	4.875%	600,000	597,291
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Berry Global, Inc.
07/15/2023	5.125%	418,000	417,150
Berry Global, Inc.(a)
02/15/2026	4.500%	1,250,000	1,171,875
Crown Americas LLC/Capital Corp. V
09/30/2026	4.250%	250,000	229,560
Multi-Color Corp.(a)
11/01/2025	4.875%	123,000	114,799
OI European Group BV(a)
03/15/2023	4.000%	1,000,000	950,573
Owens-Brockway Glass Container, Inc.(a)
01/15/2022	5.000%	50,000	50,283
08/15/2023	5.875%	100,000	102,606
01/15/2025	5.375%	150,000	148,125
Reynolds Group Issuer, Inc./LLC
10/15/2020	5.750%	7,396,230	7,415,224
Total			16,598,116
Paper 0.1%
International Paper Co.
11/15/2039	7.300%	2,000,000	2,545,608
08/15/2047	4.400%	55,000	51,065
Plum Creek Timberlands LP
03/15/2023	3.250%	1,630,000	1,594,197
WestRock MWV LLC
09/01/2019	7.375%	4,000,000	4,160,672
Weyerhaeuser Co.
10/01/2019	7.375%	1,000,000	1,045,633
Total			9,397,175
Pharmaceuticals 1.6%
AbbVie, Inc.
05/14/2020	2.500%	1,200,000	1,187,850
05/14/2025	3.600%	5,975,000	5,840,210
05/14/2026	3.200%	850,000	800,709
Allergan Finance LLC
10/01/2022	3.250%	2,000,000	1,963,650
10/01/2042	4.625%	1,000,000	950,640
Allergan Funding SCS
06/15/2019	2.450%	2,000,000	1,993,250
03/15/2035	4.550%	5,329,000	5,234,767
Amgen, Inc.
05/01/2045	4.400%	2,735,000	2,630,635
06/15/2048	4.563%	2,043,000	2,018,539
AstraZeneca PLC
06/12/2027	3.125%	1,854,000	1,744,258
08/17/2048	4.375%	8,345,000	8,234,487

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	37

Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bausch Health Companies, Inc.(a)
12/01/2021	5.625%	225,000	223,186
05/15/2023	5.875%	75,000	71,689
04/15/2025	6.125%	1,517,000	1,413,497
11/01/2025	5.500%	1,804,000	1,800,571
Baxalta, Inc.
06/23/2020	2.875%	1,000,000	997,853
Bayer US Finance II LLC(a),(b)
3-month USD LIBOR + 0.630% 06/25/2021	2.965%	1,825,000	1,833,789
Bayer US Finance II LLC(a)
06/25/2021	3.500%	800,000	799,640
07/15/2024	3.375%	3,555,000	3,417,215
12/15/2028	4.375%	5,625,000	5,576,889
Bayer US Finance LLC(a)
10/08/2019	2.375%	7,035,000	6,979,058
10/08/2024	3.375%	520,000	499,372
Catalent Pharma Solutions, Inc.(a)
01/15/2026	4.875%	600,000	573,826
Celgene Corp.
08/15/2025	3.875%	690,000	680,657
05/15/2044	4.625%	555,000	525,758
08/15/2045	5.000%	4,000,000	3,976,224
11/15/2047	4.350%	2,060,000	1,886,630
Endo Dac/Finance LLC/Finco, Inc.(a)
07/15/2023	6.000%	250,000	215,014
Endo Dac/Finance LLC/Finco, Inc.(a),(g)
02/01/2025	6.000%	475,000	393,433
Gilead Sciences, Inc.
09/20/2019	1.850%	2,240,000	2,219,759
04/01/2021	4.500%	1,500,000	1,546,181
09/01/2023	2.500%	1,355,000	1,299,132
02/01/2045	4.500%	3,114,000	3,139,470
Johnson & Johnson
12/05/2033	4.375%	2,625,000	2,845,306
03/03/2037	3.625%	2,280,000	2,235,225
01/15/2038	3.400%	3,705,000	3,498,365
Mallinckrodt International Finance SA
04/15/2023	4.750%	375,000	324,688
Mallinckrodt International Finance SA/CB LLC(a)
04/15/2020	4.875%	50,000	49,951
10/15/2023	5.625%	150,000	134,223
04/15/2025	5.500%	200,000	170,790
Mylan NV
06/15/2021	3.150%	2,050,000	2,021,327
Mylan, Inc.(a)
01/15/2023	3.125%	2,480,000	2,375,741
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Shire Acquisitions Investments Ireland DAC
09/23/2019	1.900%	12,995,000	12,844,531
09/23/2021	2.400%	10,120,000	9,787,244
09/23/2023	2.875%	2,640,000	2,522,758
09/23/2026	3.200%	2,310,000	2,153,791
Teva Pharmaceutical Finance Co. BV
12/18/2022	2.950%	2,175,000	1,999,732
Zoetis, Inc.
09/12/2027	3.000%	2,220,000	2,082,746
08/20/2048	4.450%	8,345,000	8,340,327
Total			126,054,583
Property & Casualty 0.5%
American Financial Group, Inc.
08/15/2026	3.500%	3,555,000	3,357,321
Arch Capital Finance LLC
12/15/2046	5.031%	970,000	1,033,582
Assurant, Inc.
09/27/2023	4.200%	2,360,000	2,368,173
Berkshire Hathaway, Inc.
03/15/2026	3.125%	850,000	827,321
Chubb INA Holdings, Inc.
05/15/2024	3.350%	910,000	901,450
CNA Financial Corp.
08/15/2021	5.750%	925,000	979,867
08/15/2027	3.450%	3,828,000	3,590,055
Fairfax Financial Holdings Ltd.(a)
04/17/2028	4.850%	5,550,000	5,547,192
Farmers Exchange Capital(a)
Subordinated
07/15/2028	7.050%	1,000,000	1,180,380
07/15/2048	7.200%	1,615,000	1,942,197
Farmers Exchange Capital II(a),(g)
Subordinated
11/01/2053	6.151%	2,700,000	2,919,494
Hartford Financial Services Group, Inc. (The)
03/15/2048	4.400%	2,055,000	2,019,601
Liberty Mutual Group, Inc.(a)
05/01/2022	4.950%	2,570,000	2,676,033
06/15/2023	4.250%	275,000	280,064
05/01/2042	6.500%	1,080,000	1,335,215
08/01/2044	4.850%	1,000,000	1,025,120
Marsh & McLennan Companies, Inc.
03/01/2048	4.200%	5,775,000	5,715,090
Nationstar Mortgage Holdings, Inc.(a)
07/15/2023	8.125%	2,575,000	2,682,058

The accompanying Notes to Financial Statements are an integral part of this statement.
38	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nationwide Mutual Insurance Co.(a),(b)
Subordinated
3-month USD LIBOR + 2.290% 12/15/2024	4.631%	1,725,000	1,723,518
Total			42,103,731
Railroads 0.3%
Burlington Northern Santa Fe LLC
09/15/2021	3.450%	295,000	297,333
09/01/2022	3.050%	475,000	472,083
Canadian National Railway Co.
02/03/2048	3.650%	2,770,000	2,612,113
Canadian Pacific Railway Ltd.
01/15/2022	4.500%	600,000	620,309
CSX Corp.
05/30/2042	4.750%	1,071,000	1,111,083
03/01/2048	4.300%	3,645,000	3,549,614
11/01/2066	4.250%	4,319,000	3,894,965
Norfolk Southern Corp.
02/28/2048	4.150%	3,300,000	3,209,445
Union Pacific Corp.
02/15/2019	2.250%	765,000	763,703
09/10/2028	3.950%	2,000,000	2,018,270
09/10/2048	4.500%	4,140,000	4,235,411
Total			22,784,329
Refining 0.0%
Andeavor
04/01/2024	5.125%	225,000	231,590
Marathon Petroleum Corp.
03/01/2021	5.125%	1,000,000	1,040,424
Raizen Fuels Finance SA(a)
01/20/2027	5.300%	450,000	423,422
Total			1,695,436
Restaurants 0.2%
1011778 BC ULC/New Red Finance, Inc.(a)
05/15/2024	4.250%	1,563,000	1,497,157
Brinker International, Inc.(a)
10/01/2024	5.000%	1,425,000	1,375,194
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)
06/01/2026	5.250%	188,000	188,064
06/01/2027	4.750%	1,000,000	955,883
McDonald’s Corp.
04/01/2023	3.350%	14,065,000	14,028,065
Total			18,044,363
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Retail REIT 0.2%
Brixmor Operating Partnership LP
06/15/2024	3.650%	2,740,000	2,658,732
Kimco Realty Corp.
11/01/2022	3.400%	290,000	286,443
03/01/2024	2.700%	2,698,000	2,524,246
Realty Income Corp.
04/15/2025	3.875%	4,120,000	4,127,692
WEA Finance LLC/Westfield UK & Europe Finance PLC(a)
09/17/2019	2.700%	1,000,000	996,574
10/05/2020	3.250%	6,975,000	6,963,359
Total			17,557,046
Retailers 0.6%
Alimentation Couche-Tard, Inc.(a)
12/13/2019	2.350%	4,000,000	3,959,748
07/26/2022	2.700%	2,790,000	2,695,743
07/26/2027	3.550%	2,500,000	2,377,772
AutoNation, Inc.
01/15/2021	3.350%	660,000	655,648
11/15/2024	3.500%	5,725,000	5,464,724
AutoZone, Inc.
04/21/2026	3.125%	415,000	388,462
Hanesbrands, Inc.(a)
05/15/2026	4.875%	75,000	72,481
Hot Topic, Inc.(a)
06/15/2021	9.250%	1,700,000	1,654,284
L Brands, Inc.
02/15/2022	5.625%	4,550,000	4,613,882
11/01/2035	6.875%	141,000	117,498
Macy’s Retail Holdings, Inc.
02/15/2043	4.300%	1,888,000	1,440,134
O’Reilly Automotive, Inc.
03/15/2026	3.550%	680,000	655,385
Party City Holdings, Inc.(a)
08/15/2023	6.125%	425,000	432,407
PetSmart, Inc.(a)
06/01/2025	5.875%	920,000	746,920
Ralph Lauren Corp.
09/15/2025	3.750%	6,525,000	6,523,845
Rite Aid Corp.(a)
04/01/2023	6.125%	183,000	164,443
Walgreens Boots Alliance, Inc.
11/18/2024	3.800%	3,050,000	3,019,235
11/18/2044	4.800%	1,950,000	1,872,645

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	39

Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Walmart, Inc.
04/22/2024	3.300%	2,100,000	2,104,253
06/26/2025	3.550%	5,820,000	5,882,454
Total			44,841,963
Supermarkets 0.1%
Ahold Finance U.S.A. LLC
05/01/2029	6.875%	1,800,000	2,124,319
Kroger Co. (The)
12/15/2018	6.800%	3,060,000	3,094,755
04/15/2042	5.000%	1,209,000	1,204,800
01/15/2048	4.650%	3,326,000	3,199,705
Total			9,623,579
Supranational 0.4%
Asian Development Bank
06/16/2028	5.820%	5,000,000	6,048,260
Corp. Andina de Fomento
01/06/2023	2.750%	3,000,000	2,904,048
Corporación Andina de Fomento
06/04/2019	8.125%	1,400,000	1,452,499
09/27/2021	2.125%	5,805,000	5,585,768
06/15/2022	4.375%	400,000	412,352
Inter-American Development Bank
10/15/2025	6.800%	2,500,000	3,055,713
07/15/2027	6.750%	4,000,000	4,933,708
International Bank for Reconstruction & Development(f)
09/17/2030	0.000%	13,000,000	8,618,558
North American Development Bank
10/26/2022	2.400%	1,950,000	1,882,046
Total			34,892,952
Technology 1.7%
Apple, Inc.
02/09/2022	2.150%	1,460,000	1,419,373
02/09/2022	2.500%	540,000	530,971
05/11/2027	3.200%	3,025,000	2,948,495
05/06/2044	4.450%	550,000	584,352
BMC Software Finance, Inc.(a)
07/15/2021	8.125%	3,000,000	3,067,479
Broadcom Corp./Cayman Finance Ltd.
01/15/2020	2.375%	7,800,000	7,712,164
01/15/2027	3.875%	4,000,000	3,742,393
CDW LLC/Finance Corp.
09/01/2023	5.000%	175,000	178,913
12/01/2024	5.500%	300,000	312,348
Cisco Systems, Inc.(b)
3-month USD LIBOR + 0.340% 09/20/2019	2.665%	3,645,000	3,657,254
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CommScope Technologies LLC(a)
06/15/2025	6.000%	3,200,000	3,270,170
CommScope, Inc.(a)
06/15/2024	5.500%	250,000	253,941
Corning, Inc.
11/15/2057	4.375%	5,235,000	4,669,819
Dell International LLC/EMC Corp.(a)
06/01/2019	3.480%	10,120,000	10,153,922
06/15/2026	6.020%	870,000	921,755
Equifax, Inc.
06/15/2023	3.950%	4,380,000	4,384,481
Equinix, Inc.
01/15/2026	5.875%	484,000	502,039
Fidelity National Information Services, Inc.
04/15/2023	3.500%	2,500,000	2,487,167
First Data Corp.(a)
08/15/2023	5.375%	225,000	228,903
12/01/2023	7.000%	7,238,000	7,544,356
01/15/2024	5.000%	450,000	451,784
Flextronics International Ltd.
06/15/2025	4.750%	385,000	390,556
Genpact Luxembourg SARL
04/01/2022	3.700%	3,425,000	3,355,311
Hewlett Packard Enterprise Co.(g)
10/05/2018	2.850%	788,000	788,265
10/15/2020	3.600%	690,000	695,074
10/15/2025	4.900%	6,925,000	7,134,391
Hewlett Packard Enterprise Co.(a)
10/04/2019	2.100%	4,350,000	4,308,014
Infor US, Inc.
05/15/2022	6.500%	350,000	355,641
Jabil, Inc.
12/15/2020	5.625%	1,000,000	1,042,461
Marvell Technology Group Ltd.
06/22/2023	4.200%	4,970,000	4,986,451
Microchip Technology, Inc.(a)
06/01/2021	3.922%	1,845,000	1,845,018
Microsoft Corp.
11/03/2045	4.450%	811,000	881,772
02/12/2055	4.000%	640,000	639,706
02/06/2057	4.500%	3,620,000	3,951,961
MSCI, Inc.(a)
08/01/2026	4.750%	382,000	381,045
NCR Corp.
02/15/2021	4.625%	600,000	592,757
07/15/2022	5.000%	50,000	48,952
12/15/2023	6.375%	125,000	126,392

The accompanying Notes to Financial Statements are an integral part of this statement.
40	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nuance Communications, Inc.(a)
08/15/2020	5.375%	988,000	991,186
NXP BV/Funding LLC(a)
06/01/2021	4.125%	850,000	853,221
Oracle Corp.
10/08/2019	2.250%	3,000,000	2,987,589
09/15/2023	2.400%	9,770,000	9,366,294
11/15/2027	3.250%	8,100,000	7,860,475
Pitney Bowes, Inc.(g)
05/15/2022	4.375%	1,725,000	1,579,041
04/01/2023	4.700%	3,520,000	3,156,602
QUALCOMM, Inc.
05/20/2020	2.250%	3,000,000	2,964,591
Seagate HDD Cayman
03/01/2024	4.875%	2,305,000	2,273,456
Sensata Technologies UK Financing Co. PLC(a)
02/15/2026	6.250%	2,825,000	2,972,615
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	6.750%	116,000	112,737
Trimble, Inc.
06/15/2023	4.150%	2,690,000	2,702,522
Xerox Corp.
03/15/2023	3.625%	7,670,000	7,239,705
Total			135,605,880
Tobacco 0.1%
BAT Capital Corp.(a)
08/14/2020	2.297%	5,040,000	4,949,280
08/15/2022	2.764%	1,000,000	969,267
Reynolds American, Inc.
06/12/2025	4.450%	1,325,000	1,344,703
08/04/2041	7.000%	1,170,000	1,422,902
08/15/2045	5.850%	1,450,000	1,583,583
Total			10,269,735
Transportation Services 0.4%
CH Robinson Worldwide, Inc.
04/15/2028	4.200%	1,875,000	1,859,873
ERAC U.S.A. Finance LLC(a)
10/01/2020	5.250%	2,500,000	2,588,112
11/15/2024	3.850%	2,500,000	2,502,337
12/01/2026	3.300%	3,435,000	3,250,826
03/15/2042	5.625%	1,689,000	1,867,586
11/01/2046	4.200%	1,041,000	956,696
Penske Truck Leasing Co. LP/Finance Corp.(a)
04/01/2021	3.300%	2,000,000	1,987,712
02/01/2022	3.375%	1,200,000	1,189,960
08/01/2023	4.125%	7,840,000	7,890,192
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ryder System, Inc.
11/15/2018	2.450%	660,000	659,707
06/01/2019	2.550%	1,500,000	1,496,238
06/09/2023	3.750%	7,030,000	7,068,503
Total			33,317,742
Wireless 0.6%
America Movil SAB de CV
03/30/2020	5.000%	300,000	307,327
07/16/2022	3.125%	200,000	196,349
American Tower Corp.
02/15/2019	3.400%	3,000,000	3,008,328
06/15/2023	3.000%	2,070,000	1,995,358
02/15/2024	5.000%	665,000	698,252
Digicel Group Ltd.(a)
09/30/2020	8.250%	600,000	449,980
SK Telecom Co., Ltd.(a)
04/16/2023	3.750%	2,490,000	2,482,368
Sprint Capital Corp.
11/15/2028	6.875%	476,000	473,918
03/15/2032	8.750%	1,000,000	1,105,085
Sprint Communications, Inc.(a)
11/15/2018	9.000%	2,444,000	2,471,561
03/01/2020	7.000%	3,305,000	3,437,511
Sprint Corp.
09/15/2023	7.875%	525,000	564,421
06/15/2024	7.125%	425,000	441,095
02/15/2025	7.625%	462,000	490,463
Sprint Spectrum Co. I/II/III LLC(a)
09/20/2021	3.360%	9,173,125	9,141,716
03/20/2025	4.738%	6,340,000	6,342,809
T-Mobile U.S.A., Inc.
03/01/2023	6.000%	50,000	51,418
01/15/2026	6.500%	591,000	625,909
02/01/2026	4.500%	647,000	616,390
02/01/2028	4.750%	2,070,000	1,950,323
Vodafone Group PLC
05/30/2025	4.125%	1,880,000	1,880,143
05/30/2028	4.375%	2,800,000	2,779,308
05/30/2048	5.250%	2,875,000	2,898,917
Wind Tre SpA(a)
01/20/2026	5.000%	2,000,000	1,798,972
Total			46,207,921
Wirelines 0.9%
AT&T, Inc.(b)
3-month USD LIBOR + 1.180% 06/12/2024	3.490%	9,165,000	9,183,449

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	41

Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AT&T, Inc.
03/01/2037	5.250%	8,285,000	8,238,554
06/15/2044	4.800%	4,250,000	3,870,075
05/15/2046	4.750%	2,610,000	2,360,789
03/01/2047	5.450%	285,000	283,712
03/09/2049	4.550%	3,385,000	2,944,351
AT&T, Inc.(a)
11/15/2046	5.150%	2,985,000	2,839,216
CenturyLink, Inc.
04/01/2020	5.625%	2,500,000	2,555,873
06/15/2021	6.450%	1,240,000	1,292,241
Deutsche Telekom International Finance BV(a)
06/21/2038	4.750%	11,865,000	11,931,895
Level 3 Financing, Inc.
01/15/2024	5.375%	526,000	526,810
05/01/2025	5.375%	625,000	619,887
03/15/2026	5.250%	555,000	543,164
Qwest Corp.
09/15/2025	7.250%	3,978,000	4,264,484
Verizon Communications, Inc.
02/15/2025	3.376%	622,000	605,562
08/10/2033	4.500%	9,435,000	9,331,300
11/01/2034	4.400%	2,000,000	1,931,764
11/01/2042	3.850%	1,395,000	1,205,457
08/21/2046	4.862%	3,500,000	3,462,207
Zayo Group LLC/Capital, Inc.(a)
01/15/2027	5.750%	1,001,000	1,003,003
Total			68,993,793
Total Corporate Bonds & Notes (Cost $2,890,233,272)			2,855,955,103

Foreign Government Obligations(j) 2.5%

Argentina 0.2%
Argentine Republic Government International Bond
04/22/2021	6.875%	1,800,000	1,606,559
01/11/2023	4.625%	3,875,000	3,051,768
04/22/2026	7.500%	2,000,000	1,650,418
Argentine Republic Government International Bond(i)
12/31/2033	0.000%	2,537,689	2,105,800
Argentine Republic Government International Bond(g)
12/31/2033	8.280%	1,934,812	1,577,573
Provincia de Buenos Aires(a)
06/09/2021	9.950%	3,370,000	3,111,238
02/15/2023	6.500%	1,070,000	868,324
YPF SA(a)
03/23/2021	8.500%	1,480,000	1,425,382
Total			15,397,062
Foreign Government Obligations(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Brazil 0.1%
Banco Nacional de Desenvolvimento Economico e Social(a)
06/10/2019	6.500%	100,000	102,012
06/10/2019	6.500%	100,000	102,012
Brazil Minas SPE via State of Minas Gerais(a)
02/15/2028	5.333%	2,900,000	2,757,442
Brazilian Government International Bond
04/07/2026	6.000%	1,100,000	1,105,554
01/20/2034	8.250%	150,000	171,938
01/07/2041	5.625%	800,000	689,091
Petrobras Global Finance BV
05/23/2021	8.375%	394,000	429,344
05/20/2023	4.375%	1,950,000	1,828,339
01/17/2027	7.375%	3,950,000	3,920,284
Total			11,106,016
Canada 0.3%
CDP Financial, Inc.(a)
11/25/2019	4.400%	10,000,000	10,197,810
NOVA Chemicals Corp.(a)
06/01/2024	4.875%	120,000	117,247
Ontario Teachers’ Finance Trust(a)
04/16/2021	2.750%	1,250,000	1,241,840
Province of Alberta
03/15/2028	3.300%	3,000,000	2,991,900
Province of Manitoba
11/30/2020	2.050%	2,500,000	2,452,710
06/22/2026	2.125%	300,000	275,868
Province of Ontario
04/14/2020	4.400%	600,000	614,623
Province of Quebec(g)
02/27/2026	7.140%	1,230,000	1,534,393
03/02/2026	7.485%	2,000,000	2,523,068
Total			21,949,459
Chile 0.0%
Chile Government International Bond
10/30/2022	2.250%	1,040,000	994,331
Corporación Nacional del Cobre de Chile(a)
11/04/2044	4.875%	200,000	204,412
Total			1,198,743
China 0.1%
Industrial & Commercial Bank of China Ltd.(a),(g)
Junior Subordinated
12/31/2049	6.000%	200,000	202,915

The accompanying Notes to Financial Statements are an integral part of this statement.
42	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Foreign Government Obligations(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Syngenta Finance NV(a)
04/24/2028	5.182%	4,515,000	4,371,491
Total			4,574,406
Colombia 0.0%
Colombia Government International Bond
01/28/2026	4.500%	1,270,000	1,298,951
06/15/2045	5.000%	600,000	600,590
Total			1,899,541
Costa Rica 0.0%
Costa Rica Government International Bond(a)
01/26/2023	4.250%	900,000	846,214
Croatia 0.0%
Croatia Government International Bond(a)
01/26/2024	6.000%	700,000	758,715
01/26/2024	6.000%	300,000	325,164
Total			1,083,879
Dominican Republic 0.1%
Dominican Republic International Bond(a)
05/06/2021	7.500%	4,000,000	4,201,832
05/06/2021	7.500%	100,000	105,046
01/28/2024	6.600%	1,100,000	1,163,632
01/27/2025	5.500%	100,000	100,569
01/27/2025	5.500%	100,000	100,568
07/19/2028	6.000%	1,400,000	1,423,962
Total			7,095,609
Egypt 0.1%
Egypt Government International Bond(a)
02/21/2028	6.588%	3,900,000	3,661,144
Finland 0.0%
Republic of Finland
02/15/2026	6.950%	1,500,000	1,839,208
France 0.1%
Dexia Credit Local SA(a)
01/25/2021	2.500%	3,250,000	3,212,300
09/15/2021	1.875%	1,750,000	1,689,998
Total			4,902,298
Hungary 0.1%
Hungary Government International Bond
03/29/2021	6.375%	546,000	585,094
02/21/2023	5.375%	3,400,000	3,623,183
11/22/2023	5.750%	2,200,000	2,391,065
03/25/2024	5.375%	430,000	461,466
Foreign Government Obligations(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Magyar Export-Import Bank Zrt.(a)
01/30/2020	4.000%	800,000	802,771
Total			7,863,579
India 0.0%
Export-Import Bank of India(a)
08/05/2026	3.375%	860,000	798,414
02/01/2028	3.875%	1,025,000	972,425
Total			1,770,839
Indonesia 0.1%
Indonesia Government International Bond(a)
01/17/2038	7.750%	1,000,000	1,323,077
Indonesia Government International Bond
01/11/2048	4.350%	2,885,000	2,671,363
PT Pertamina Persero(a)
05/20/2043	5.625%	250,000	247,313
05/30/2044	6.450%	200,000	218,420
PT Perusahaan Gas Negara Persero Tbk(a)
05/16/2024	5.125%	1,900,000	1,926,452
PT Perusahaan Listrik Negara(a)
05/15/2027	4.125%	5,000,000	4,731,930
Total			11,118,555
Iraq 0.0%
Iraq International Bond(a)
03/09/2023	6.752%	900,000	877,373
01/15/2028	5.800%	750,000	687,910
Total			1,565,283
Israel 0.0%
Israel Electric Corp., Ltd.(a)
01/15/2019	7.250%	72,000	73,022
08/14/2028	4.250%	2,600,000	2,501,392
Total			2,574,414
Italy 0.2%
Republic of Italy
09/27/2023	6.875%	8,500,000	9,334,368
Republic of Italy Government International Bond
06/15/2033	5.375%	2,000,000	2,126,584
Total			11,460,952
Japan 0.1%
Development Bank of Japan, Inc.(a)
09/01/2022	2.125%	2,600,000	2,499,188
Japan Bank for International Cooperation
05/29/2019	1.750%	3,400,000	3,377,363
02/24/2020	2.250%	1,400,000	1,387,768

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	43

Portfolio of Investments  (continued)
August 31, 2018
Foreign Government Obligations(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Japan Finance Organization for Municipalities(a)
04/20/2022	2.625%	1,600,000	1,564,872
Total			8,829,191
Kazakhstan 0.0%
Kazakhstan Government International Bond(a)
07/21/2025	5.125%	1,100,000	1,185,119
KazMunayGas National Co. JSC(a)
04/19/2022	3.875%	950,000	943,410
04/19/2027	4.750%	600,000	597,790
Total			2,726,319
Mexico 0.5%
Banco Nacional de Comercio Exterior SNC(a),(g)
Subordinated
08/11/2026	3.800%	600,000	584,083
Mexico Government International Bond
03/15/2022	3.625%	1,974,000	1,975,417
10/02/2023	4.000%	200,000	200,531
01/30/2025	3.600%	1,000,000	972,930
03/08/2044	4.750%	2,738,000	2,612,411
Pemex Project Funding Master Trust
03/05/2020	6.000%	3,000,000	3,095,388
01/21/2021	5.500%	1,600,000	1,643,461
06/15/2038	6.625%	50,000	47,399
Petroleos Mexicanos
02/04/2021	6.375%	6,380,000	6,667,840
03/13/2022	5.375%	6,050,000	6,188,333
12/20/2022	1.700%	461,250	438,982
01/15/2025	4.250%	300,000	280,302
08/04/2026	6.875%	4,060,000	4,211,138
03/13/2027	6.500%	2,683,000	2,711,697
01/23/2045	6.375%	940,000	840,195
01/23/2046	5.625%	300,000	246,312
09/21/2047	6.750%	4,200,000	3,880,325
Petroleos Mexicanos(a)
02/12/2028	5.350%	625,000	582,798
Total			37,179,542
Netherlands 0.0%
Petrobras Global Finance BV
01/17/2022	6.125%	80,000	81,659
02/01/2029	5.750%	1,700,000	1,481,946
Total			1,563,605
Oman 0.0%
Oman Government International Bond(a)
01/17/2028	5.625%	580,000	557,961
Foreign Government Obligations(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Panama 0.0%
Panama Government International Bond
09/22/2024	4.000%	600,000	610,502
03/16/2025	3.750%	200,000	199,471
01/26/2036	6.700%	840,000	1,046,839
Total			1,856,812
Paraguay 0.0%
Paraguay Government International Bond(a)
01/25/2023	4.625%	600,000	615,077
Peru 0.1%
Corporación Financiera de Desarrollo SA(a)
07/15/2019	3.250%	200,000	200,049
07/15/2025	4.750%	520,000	525,442
Fondo MIVIVIENDA SA(a)
01/31/2023	3.500%	500,000	485,372
Peruvian Government International Bond
03/14/2037	6.550%	1,785,000	2,274,390
11/18/2050	5.625%	150,000	179,611
Petroleos del Peru SA(a)
06/19/2032	4.750%	400,000	389,980
Total			4,054,844
Philippines 0.0%
Philippine Government International Bond
01/15/2032	6.375%	400,000	488,488
10/23/2034	6.375%	275,000	343,622
Power Sector Assets & Liabilities Management Corp.(a)
05/27/2019	7.250%	100,000	103,002
Total			935,112
Poland 0.0%
Poland Government International Bond
03/17/2023	3.000%	300,000	294,748
Qatar 0.1%
Nakilat, Inc.(a)
12/31/2033	6.067%	1,164,000	1,283,310
Qatar Government International Bond(a)
04/23/2048	5.103%	2,545,000	2,613,611
QNB Finance Ltd.(a)
10/31/2018	2.750%	200,000	199,748
Ras Laffan Liquefied Natural Gas Co., Ltd. II(a)
09/30/2020	5.298%	448,704	458,670
Total			4,555,339

The accompanying Notes to Financial Statements are an integral part of this statement.
44	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Foreign Government Obligations(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Romania 0.0%
Romanian Government International Bond(a)
08/22/2023	4.375%	150,000	151,888
06/15/2048	5.125%	2,000,000	1,983,498
Total			2,135,386
Russian Federation 0.0%
Gazprom OAO Via Gaz Capital SA(a)
04/28/2034	8.625%	200,000	245,042
Russian Foreign Bond - Eurobond(a)
04/04/2022	4.500%	1,000,000	1,010,671
09/16/2023	4.875%	200,000	205,010
04/04/2042	5.625%	800,000	827,872
Total			2,288,595
Saudi Arabia 0.0%
Saudi Arabia Government International Bond(a)
04/17/2025	4.000%	1,675,000	1,677,672
Singapore 0.0%
Temasek Financial I Ltd.(a)
08/01/2028	3.625%	2,060,000	2,071,872
South Africa 0.1%
Eskom Holdings SOC Ltd.(a)
08/10/2028	6.350%	1,400,000	1,399,444
South Africa Government International Bond
01/17/2024	4.665%	1,300,000	1,261,442
09/16/2025	5.875%	2,385,000	2,418,035
Total			5,078,921
South Korea 0.0%
Export-Import Bank of Korea
12/30/2020	2.625%	400,000	393,521
Korea Development Bank (The)
03/11/2020	2.500%	300,000	296,837
09/14/2022	3.000%	200,000	195,877
Total			886,235
Turkey 0.1%
Turkey Government International Bond
03/30/2021	5.625%	3,400,000	3,110,412
03/23/2023	3.250%	950,000	764,455
Total			3,874,867
United Arab Emirates 0.0%
DP World Ltd.(a)
07/02/2037	6.850%	300,000	352,942
Foreign Government Obligations(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uruguay 0.1%
Uruguay Government International Bond
10/27/2027	4.375%	850,000	864,982
06/18/2050	5.100%	200,000	203,590
04/20/2055	4.975%	2,145,000	2,142,621
Total			3,211,193
Virgin Islands 0.0%
CNPC General Capital Ltd.(a)
11/25/2019	2.700%	300,000	297,894
Franshion Brilliant Ltd.(a)
03/19/2019	5.750%	400,000	404,541
Sinochem Offshore Capital Co., Ltd.(a)
04/29/2019	3.250%	200,000	199,706
Sinopec Group Overseas Development Ltd.(a)
04/28/2025	3.250%	400,000	380,966
04/28/2025	3.250%	300,000	285,724
Total			1,568,831
Total Foreign Government Obligations (Cost $206,783,782)			198,222,265

Inflation-Indexed Bonds 0.1%

United States 0.1%
U.S. Treasury Inflation-Indexed Bond
02/15/2048	1.000%	6,897,622	7,075,772
Total Inflation-Indexed Bonds (Cost $6,937,544)			7,075,772

Municipal Bonds 0.4%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Higher Education 0.1%
University of California
Refunding Revenue Bonds
Taxable General
Series 2017AX
07/01/2025	3.063%	5,700,000	5,592,612
University of Texas System (The)
Revenue Bonds
Taxable Permanent University Fund
Series 2017
07/01/2047	3.376%	3,025,000	2,800,757
University of Virginia
Revenue Bonds
Taxable
Series 2017C
09/01/2117	4.179%	725,000	726,167
Total			9,119,536

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	45

Portfolio of Investments  (continued)
August 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Local General Obligation 0.1%
City of New York
Unlimited General Obligation Bonds
Series 2010 (BAM)
03/01/2036	5.968%	3,100,000	3,859,066
Los Angeles Unified School District
Unlimited General Obligation Bonds
Taxable Build America Bonds
Series 2009
07/01/2034	5.750%	2,685,000	3,268,853
Total			7,127,919
Municipal Power 0.0%
Los Angeles Department of Water & Power System
Revenue Bonds
Series 2010 (BAM)
07/01/2045	6.574%	1,595,000	2,262,492
Special Non Property Tax 0.0%
State of Illinois
Revenue Bonds
Taxable Sales Tax
Series 2013
06/15/2028	3.350%	2,500,000	2,349,525
Special Property Tax 0.0%
New York State Urban Development Corp.
Revenue Bonds
Taxable State Personal Income Tax
Series 2013
03/15/2022	3.200%	2,650,000	2,662,402
State General Obligation 0.1%
State of California
Unlimited General Obligation Bonds
Build America Bonds
Series 2010
03/01/2040	7.625%	800,000	1,184,656
Taxable-Various Purpose
Series 2010
03/01/2019	6.200%	2,700,000	2,748,303
Total			3,932,959
Turnpike / Bridge / Toll Road 0.1%
Bay Area Toll Authority
Revenue Bonds
Series 2009 (BAM)
04/01/2049	6.263%	1,920,000	2,662,983
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pennsylvania Turnpike Commission
Revenue Bonds
Build America Bonds
Series 2009
12/01/2039	6.105%	1,620,000	2,066,180
Total			4,729,163
Total Municipal Bonds (Cost $32,852,960)			32,183,996

Residential Mortgage-Backed Securities - Agency 18.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
04/01/2021	9.000%	153	154
03/01/2022- 08/01/2022	8.500%	3,788	3,963
08/01/2024- 02/01/2025	8.000%	19,612	20,884
10/01/2028- 07/01/2032	7.000%	274,853	307,655
03/01/2031- 12/01/2047	3.000%	75,000,121	72,743,525
10/01/2031- 07/01/2037	6.000%	838,831	930,776
04/01/2033- 09/01/2039	5.500%	1,655,466	1,799,949
10/01/2039- 08/01/2048	5.000%	4,745,269	5,025,622
09/01/2040- 06/01/2048	4.000%	18,778,023	19,251,981
09/01/2040- 07/01/2041	4.500%	2,584,080	2,713,268
08/01/2045- 03/01/2048	3.500%	177,345,018	177,003,864
CMO Series 3071 Class ZP
11/15/2035	5.500%	6,079,392	6,980,407
CMO Series 3741 Class PD
10/15/2040	4.000%	1,855,000	1,927,442
CMO Series 3809 Class HZ
02/15/2041	4.000%	2,379,241	2,450,076
CMO Series 3928 Class MB
09/15/2041	4.500%	2,435,000	2,537,057
CMO Series 3963 Class JB
11/15/2041	4.500%	6,742,422	7,265,426
CMO Series 4013 Class PL
03/15/2042	3.500%	1,281,000	1,264,530
CMO Series 4034 Class PB
04/15/2042	4.500%	730,566	793,512
CMO Series 4059 Class DY
06/15/2042	3.500%	5,074,000	5,001,944

The accompanying Notes to Financial Statements are an integral part of this statement.
46	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4247 Class AY
09/15/2043	4.500%	1,500,000	1,613,606
CMO Series 4396 Class PZ
06/15/2037	3.000%	693,360	616,828
CMO Series 4421 Class PB
12/15/2044	4.000%	5,941,237	6,029,193
CMO Series 4496 Class PZ
07/15/2045	2.500%	618,866	508,655
CMO Series 4627 Class PL
10/15/2046	3.000%	2,541,000	2,381,107
CMO Series 4649 Class BP
01/15/2047	3.500%	2,286,452	2,205,202
CMO Series 4745 Class VD
01/15/2040	4.000%	5,493,630	5,724,130
CMO Series 4767 Class HN
03/15/2048	3.500%	4,621,584	4,473,712
Federal Home Loan Mortgage Corp.(h)
09/13/2048	4.500%	38,750,000	40,261,401
Federal Home Loan Mortgage Corp.(b)
CMO Series 1486 Class FA
1-month USD LIBOR + 1.300% 04/15/2023	3.363%	360,739	366,527
CMO Series 2380 Class F
1-month USD LIBOR + 0.450% 11/15/2031	2.513%	344,116	344,935
CMO Series 2557 Class FG
1-month USD LIBOR + 0.400% 01/15/2033	2.463%	773,967	772,104
CMO Series 2962 Class PF
1-month USD LIBOR + 0.250% 03/15/2035	2.313%	386,124	386,364
CMO Series 2981 Class FU
1-month USD LIBOR + 0.200% 05/15/2030	2.263%	559,615	555,978
CMO Series 3065 Class EB
1-month USD LIBOR + 19.890% 11/15/2035	13.702%	798,722	1,004,438
CMO Series 3081 Class GC
1-month USD LIBOR + 23.833% 12/15/2035	16.270%	1,209,467	1,663,022
CMO Series 3085 Class FV
1-month USD LIBOR + 0.700% 08/15/2035	2.763%	1,288,126	1,310,228
CMO Series 3135 Class FC
1-month USD LIBOR + 0.300% 04/15/2026	2.363%	1,066,309	1,067,006
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 3564 Class FC
1-month USD LIBOR + 1.250% 01/15/2037	3.332%	590,371	594,424
CMO Series 3785 Class LS
1-month USD LIBOR + 9.900% 01/15/2041	5.775%	2,032,007	2,036,205
CMO Series 3852 Class QN
1-month USD LIBOR + 27.211% 05/15/2041	5.500%	78,536	79,116
CMO Series 3973 Class FP
1-month USD LIBOR + 0.300% 12/15/2026	2.363%	1,014,554	1,015,778
CMO Series 4048 Class FJ
1-month USD LIBOR + 0.400% 07/15/2037	2.492%	619,332	620,279
CMO Series 4203 Class QF
1-month USD LIBOR + 0.250% 05/15/2043	2.313%	5,759,191	5,751,145
CMO Series 4238 Class FD
1-month USD LIBOR + 0.300% 02/15/2042	2.363%	2,685,817	2,680,902
CMO Series 4311 Class PF
1-month USD LIBOR + 0.350% 06/15/2042	2.413%	422,335	423,511
CMO Series 4364 Class FE
1-month USD LIBOR + 0.300% 12/15/2039	2.363%	587,984	588,853
Federal Home Loan Mortgage Corp.(b),(d)
CMO Series 3404 Class AS
1-month USD LIBOR + 5.895% 01/15/2038	3.832%	3,798,197	501,461
CMO Series 4087 Class SC
1-month USD LIBOR + 5.550% 07/15/2042	3.487%	13,540,657	1,437,163
Federal Home Loan Mortgage Corp.(c),(d)
CMO Series 3833 Class LI
10/15/2040	1.389%	19,888,791	1,122,476
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(c),(d)
CMO Series K051 Class X1
09/25/2025	0.684%	19,009,947	613,181
CMO Series K058 Class X1
08/25/2026	1.058%	2,475,419	152,953
CMO Series KW02 Class X1
12/25/2026	0.446%	11,694,296	203,404

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	47

Portfolio of Investments  (continued)
August 31, 2018
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association
04/01/2023	8.500%	698	702
06/01/2024	9.000%	2,916	2,995
02/01/2025- 08/01/2027	8.000%	39,276	42,695
03/01/2026- 07/01/2038	7.000%	840,721	943,924
04/01/2027- 06/01/2032	7.500%	73,850	81,128
05/01/2029- 10/01/2040	6.000%	2,888,024	3,190,189
08/01/2029- 02/01/2057	3.000%	123,540,783	120,109,849
06/01/2030	4.960%	1,106,789	1,203,874
01/01/2031- 11/01/2046	2.500%	6,411,439	6,159,806
03/01/2033- 04/01/2041	5.500%	1,381,348	1,505,285
10/01/2033- 02/01/2048	3.500%	185,945,647	185,565,650
07/01/2039- 10/01/2041	5.000%	5,643,967	6,044,563
10/01/2040- 12/01/2043	4.500%	7,451,302	7,798,023
02/01/2041- 01/01/2048	4.000%	130,316,266	133,315,452
CMO Series 2003-82 Class Z
08/25/2033	5.500%	204,757	220,327
CMO Series 2005-110 Class GL
12/25/2035	5.500%	2,333,000	2,536,283
CMO Series 2005-68 Class KZ
08/25/2035	5.750%	18,403,816	20,114,384
CMO Series 2009-100 Class PL
12/25/2039	5.000%	770,652	847,150
CMO Series 2009-111 Class DA
12/25/2039	5.000%	129,867	132,101
CMO Series 2010-81 Class PB
08/25/2040	5.000%	829,499	885,396
CMO Series 2012-103 Class PY
09/25/2042	3.000%	1,000,000	933,600
CMO Series 2013-15 Class BL
03/25/2043	2.500%	2,323,879	1,943,607
CMO Series 2013-17 Class JP
03/25/2043	3.000%	650,000	598,209
CMO Series 2013-66 Class AP
05/25/2043	6.000%	1,534,544	1,784,121
CMO Series 2015-18 Class NB
04/25/2045	3.000%	2,002,796	1,841,283
CMO Series 2016-25 Class LB
05/25/2046	3.000%	3,000,000	2,764,448
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-107 Class JM
01/25/2048	3.000%	6,445,481	5,931,655
CMO Series 2017-82 Class ML
10/25/2047	4.000%	546,948	559,333
CMO Series 2017-82 Class PL
10/25/2047	3.000%	1,062,000	978,986
CMO Series 2017-89 Class CY
11/25/2047	3.000%	2,377,511	2,186,918
CMO Series 2018-55 Class PA
01/25/2047	3.500%	13,959,514	14,035,395
Federal National Mortgage Association(h)
09/18/2033	3.000%	4,845,000	4,816,706
10/12/2047	4.000%	82,025,000	83,425,316
10/12/2047	4.500%	50,500,000	52,381,283
Federal National Mortgage Association(b)
6-month USD LIBOR + 0.014% 04/01/2034	3.884%	140,386	144,922
CMO Series 2002-59 Class HF
1-month USD LIBOR + 0.350% 08/17/2032	2.410%	330,225	330,327
CMO Series 2003-134 Class FC
1-month USD LIBOR + 0.600% 12/25/2032	2.665%	2,003,979	2,032,175
CMO Series 2004-93 Class FC
1-month USD LIBOR + 0.200% 12/25/2034	2.265%	1,248,209	1,240,742
CMO Series 2006-71 Class SH
1-month USD LIBOR + 15.738% 05/25/2035	10.322%	255,632	317,722
CMO Series 2007-90 Class F
1-month USD LIBOR + 0.490% 09/25/2037	2.555%	736,376	734,758
CMO Series 2007-W7 Class 1A4
1-month USD LIBOR + 39.180% 07/25/2037	26.792%	129,671	197,772
CMO Series 2008-15 Class AS
1-month USD LIBOR + 33.000% 08/25/2036	22.676%	637,958	958,836
CMO Series 2010-135 Class FD
1-month USD LIBOR + 0.500% 06/25/2039	2.565%	2,213,198	2,225,067
CMO Series 2010-142 Class HS
1-month USD LIBOR + 10.000% 12/25/2040	5.837%	1,124,332	1,034,538

The accompanying Notes to Financial Statements are an integral part of this statement.
48	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2010-150 Class FL
1-month USD LIBOR + 0.550% 10/25/2040	2.615%	649,033	653,006
CMO Series 2010-74 Class WF
1-month USD LIBOR + 0.600% 07/25/2034	2.665%	1,083,123	1,095,985
CMO Series 2010-86 Class FE
1-month USD LIBOR + 0.450% 08/25/2025	2.515%	1,009,165	1,009,981
CMO Series 2011-99 Class KF
1-month USD LIBOR + 0.300% 10/25/2026	2.365%	1,042,608	1,042,019
CMO Series 2012-1 Class FA
1-month USD LIBOR + 0.500% 02/25/2042	2.565%	2,544,658	2,568,044
CMO Series 2012-115 Class MT
1-month USD LIBOR + 13.500% 10/25/2042	4.500%	2,011,880	1,695,687
CMO Series 2012-14 Class FB
1-month USD LIBOR + 0.450% 08/25/2037	2.515%	253,878	254,990
CMO Series 2012-47 Class HF
1-month USD LIBOR + 0.400% 05/25/2027	2.465%	1,604,759	1,614,193
CMO Series 2012-73 Class LF
1-month USD LIBOR + 0.450% 06/25/2039	2.515%	1,793,606	1,791,231
CMO Series 2016-32 Class GT
1-month USD LIBOR + 18.000% 01/25/2043	4.500%	1,928,491	1,735,143
CMO Series 2017-82 Class FG
1-month USD LIBOR + 0.250% 11/25/2032	2.315%	2,563,033	2,565,140
Federal National Mortgage Association(k)
05/01/2048- 08/01/2048	4.500%	37,335,646	38,779,493
Federal National Mortgage Association(b),(d)
CMO Series 2004-29 Class PS
1-month USD LIBOR + 7.600% 05/25/2034	5.535%	2,620,836	517,364
CMO Series 2006-43 Class SJ
1-month USD LIBOR + 6.590% 06/25/2036	4.525%	2,045,182	276,247
CMO Series 2009-87 Class NS
1-month USD LIBOR + 6.250% 11/25/2039	4.185%	10,697,410	1,369,679
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2010-57 Class SA
1-month USD LIBOR + 6.450% 06/25/2040	4.385%	3,928,599	557,543
CMO Series 2011-47 Class GS
1-month USD LIBOR + 5.930% 06/25/2041	3.865%	13,431,436	1,551,526
CMO Series 2016-19 Class SA
1-month USD LIBOR + 6.100% 04/25/2046	4.035%	12,894,276	1,581,483
CMO Series 2016-32 Class SA
1-month USD LIBOR + 6.100% 10/25/2034	4.035%	5,964,804	744,447
CMO Series 2016-60 Class SE
1-month USD LIBOR + 6.250% 09/25/2046	4.185%	16,427,149	2,160,597
CMO Series 2016-82 Class SG
1-month USD LIBOR + 6.100% 11/25/2046	4.035%	21,047,153	2,772,038
CMO Series 2016-93 Class SL
1-month USD LIBOR + 6.650% 12/25/2046	4.585%	10,687,984	1,548,895
CMO Series 2017-57 Class SD
1-month USD LIBOR + 3.950% 08/25/2047	1.885%	18,870,660	1,102,671
Federal National Mortgage Association(c)
CMO Series 2016-32 Class TG
01/25/2043	4.500%	1,802,411	1,610,972
CMO Series 2016-40 Class GA
07/25/2046	3.897%	6,904,571	7,199,790
Federal National Mortgage Association(f),(l)
CMO Series G93-28 Class E
07/25/2022	0.000%	185,503	176,649
Government National Mortgage Association
05/15/2040- 09/20/2047	5.000%	10,167,696	10,694,713
05/20/2041	4.500%	1,338,410	1,410,496
02/15/2042- 11/20/2047	4.000%	13,829,404	14,206,446
03/20/2046- 01/20/2048	3.500%	64,063,678	64,371,415
12/20/2046- 01/20/2048	3.000%	31,013,228	30,372,068
01/20/2061	5.304%	49,586	50,479
04/20/2061- 09/20/2062	4.506%	470,534	476,911
01/20/2062- 08/20/2067	4.616%	878,069	915,964
03/20/2062	4.516%	113,935	115,084
05/20/2062	4.105%	1,377,653	1,392,517
05/20/2062	4.455%	109,918	111,160
05/20/2062	4.510%	118,414	119,937
06/20/2062	4.547%	101,681	102,803

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	49

Portfolio of Investments  (continued)
August 31, 2018
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
07/20/2062	4.643%	67,856	68,694
08/20/2062	4.471%	126,216	127,975
08/20/2062- 01/20/2066	4.519%	4,041,127	4,205,635
08/20/2062	4.522%	656,598	663,938
09/20/2062	4.488%	879,573	891,454
10/20/2062- 04/20/2063	4.423%	1,303,340	1,326,736
10/20/2062	4.484%	1,264,639	1,279,944
11/20/2062	4.607%	379,468	384,884
11/20/2062	4.635%	1,114,434	1,131,488
12/20/2062	4.604%	1,172,907	1,190,750
02/20/2063	4.264%	195,408	198,827
02/20/2063	4.284%	398,232	403,448
02/20/2063	4.412%	854,469	868,798
02/20/2063	4.589%	164,042	166,746
03/20/2063	4.502%	83,052	84,398
03/20/2063	4.556%	456,540	464,657
04/20/2063	4.178%	1,393,984	1,418,230
04/20/2063	4.511%	198,167	201,447
04/20/2063	4.526%	82,851	84,367
04/20/2063	5.032%	3,694	3,750
05/20/2063	4.383%	1,537,761	1,564,938
05/20/2063	4.439%	1,986,082	2,023,515
06/20/2063	4.386%	742,753	756,572
06/20/2063	4.397%	4,072,152	4,154,979
06/20/2063	4.561%	950,474	970,546
06/20/2063	4.600%	2,528,757	2,579,309
01/20/2064	4.632%	45,259	45,885
01/20/2064	4.644%	385,736	399,077
02/20/2064	4.618%	423,826	446,467
05/20/2064	4.671%	317,332	331,368
06/20/2064	4.106%	500,020	515,745
12/20/2064	4.495%	929,722	943,171
12/20/2064	4.625%	4,195,950	4,421,815
02/20/2065	4.572%	326,868	342,509
01/20/2066	4.548%	774,495	815,733
01/20/2066	4.577%	1,023,612	1,081,880
02/20/2066	4.478%	3,294,032	3,477,528
02/20/2066	4.538%	2,505,034	2,639,513
04/20/2066	4.565%	2,354,351	2,483,203
07/20/2066	4.646%	531,938	557,748
08/20/2066	4.608%	1,048,957	1,115,599
12/20/2066	4.431%	496,923	524,782
12/20/2066	4.534%	633,016	670,540
12/20/2066	4.566%	2,071,742	2,174,773
01/20/2067	4.602%	400,892	420,771
04/20/2067	4.555%	2,647,985	2,809,384
04/20/2067	4.560%	468,043	490,276
06/20/2067	4.442%	1,911,221	2,018,883
06/20/2067	4.629%	803,486	860,003
08/20/2067	4.641%	2,245,262	2,404,415
08/20/2067	4.668%	1,155,893	1,238,894
CMO Series 2011-22 Class PL
02/20/2041	5.000%	1,935,000	2,176,663
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-116 Class BY
08/16/2043	4.000%	3,648,396	3,771,637
CMO Series 2013-170 Class WZ
11/16/2043	3.000%	767,543	678,148
CMO Series 2013-H07 Class JA
03/20/2063	1.750%	701,688	691,601
CMO Series 2018-115 Class DE
08/20/2048	3.500%	6,585,000	6,561,472
Government National Mortgage Association(h)
09/21/2047	4.000%	15,000	15,363
09/20/2048	3.000%	45,000	44,019
09/20/2048	4.500%	29,330,000	30,484,502
09/20/2048	5.000%	5,500,000	5,776,356
Government National Mortgage Association(k)
11/20/2047	3.000%	4,258,003	4,167,925
Government National Mortgage Association(b)
1-year CMT + 0.011% 03/20/2066	3.444%	732,627	746,515
1-year CMT + 0.007% 04/20/2066	1.376%	829,333	840,471
CMO Series 2003-60 Class GS
1-month USD LIBOR + 12.417% 05/16/2033	8.978%	311,316	326,718
CMO Series 2006-37 Class AS
1-month USD LIBOR + 39.660% 07/20/2036	27.196%	1,267,472	2,175,080
CMO Series 2010-H03 Class FA
1-month USD LIBOR + 0.550% 03/20/2060	2.653%	1,071,137	1,075,200
CMO Series 2010-H26 Class LF
1-month USD LIBOR + 0.350% 08/20/2058	2.450%	408,979	408,624
CMO Series 2011-114 Class KF
1-month USD LIBOR + 0.450% 03/20/2041	2.527%	458,340	459,643
CMO Series 2011-H03 Class FA
1-month USD LIBOR + 0.500% 01/20/2061	2.600%	1,385,426	1,389,561
CMO Series 2012-H20 Class BA
1-month USD LIBOR + 0.560% 09/20/2062	2.660%	358,752	360,098
CMO Series 2012-H21 Class CF
1-month USD LIBOR + 0.700% 05/20/2061	2.800%	50,814	50,940
CMO Series 2012-H21 Class DF
1-month USD LIBOR + 0.650% 05/20/2061	2.750%	45,308	45,401

The accompanying Notes to Financial Statements are an integral part of this statement.
50	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2012-H22 Class FD
1-month USD LIBOR + 0.470% 01/20/2061	2.570%	297,840	298,163
CMO Series 2012-H24 Class FD
1-month USD LIBOR + 0.590% 09/20/2062	2.690%	223,798	223,860
CMO Series 2013-115 Class EF
1-month USD LIBOR + 0.250% 04/16/2028	2.314%	609,392	607,902
CMO Series 2013-135 Class FH
1-month USD LIBOR + 0.150% 09/16/2043	2.214%	2,108,029	2,106,036
CMO Series 2013-H02 Class FD
1-month USD LIBOR + 0.340% 12/20/2062	2.440%	472,023	471,470
CMO Series 2013-H05 Class FB
1-month USD LIBOR + 0.400% 02/20/2062	2.500%	93,626	93,542
CMO Series 2013-H08 Class BF
1-month USD LIBOR + 0.400% 03/20/2063	2.500%	2,570,388	2,567,800
CMO Series 2013-H14 Class FD
1-month USD LIBOR + 0.470% 06/20/2063	2.570%	2,187,163	2,191,695
CMO Series 2013-H17 Class FA
1-month USD LIBOR + 0.550% 07/20/2063	2.650%	753,464	756,258
CMO Series 2013-H18 Class EA
1-month USD LIBOR + 0.500% 07/20/2063	2.600%	756,968	758,816
CMO Series 2013-H19 Class FC
1-month USD LIBOR + 0.600% 08/20/2063	2.700%	4,938,372	4,961,004
CMO Series 2015-H31 Class FT
1-month USD LIBOR + 0.650% 11/20/2065	2.750%	5,897,250	5,915,870
CMO Series 2016-H04 Class FG
1-month USD LIBOR + 0.700% 12/20/2061	2.800%	649,214	650,131
CMO Series 2016-H10 Class FJ
1-month USD LIBOR + 0.600% 04/20/2066	2.700%	7,526,027	7,535,494
CMO Series 2016-H13 Class FT
1-month USD LIBOR + 0.580% 05/20/2066	2.680%	9,897,276	9,924,547
CMO Series 2017-H03 Class FB
1-month USD LIBOR + 0.650% 06/20/2066	2.750%	5,886,867	5,917,216
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-H19 Class FA
1-month USD LIBOR + 0.450% 08/20/2067	2.550%	24,708,369	24,742,323
CMO Series 2018-H04 Class FM
1-month USD LIBOR + 0.300% 03/20/2068	2.400%	4,816,075	4,803,417
Government National Mortgage Association(c)
CMO Series 2010-H17 Class XQ
07/20/2060	5.242%	923,594	938,053
CMO Series 2017-H04 Class DA
12/20/2066	4.654%	151,875	153,274
Series 2003-72 Class Z
11/16/2045	5.269%	633,481	656,896
Government National Mortgage Association(c),(d)
CMO Series 2014-150 Class IO
07/16/2056	0.757%	34,967,939	1,623,687
CMO Series 2014-H05 Class AI
02/20/2064	1.334%	6,473,349	434,472
CMO Series 2014-H14 Class BI
06/20/2064	1.631%	8,271,922	667,108
CMO Series 2014-H15 Class HI
05/20/2064	1.422%	10,920,376	686,284
CMO Series 2014-H20 Class HI
10/20/2064	1.206%	3,750,477	212,164
CMO Series 2015-163 Class IO
12/16/2057	0.796%	5,083,323	301,256
CMO Series 2015-189 Class IG
01/16/2057	0.928%	30,638,293	1,977,683
CMO Series 2015-30 Class IO
07/16/2056	1.025%	7,514,995	485,947
CMO Series 2015-32 Class IO
09/16/2049	0.841%	11,879,920	663,416
CMO Series 2015-73 Class IO
11/16/2055	0.785%	8,081,660	421,242
CMO Series 2015-9 Class IO
02/16/2049	0.974%	25,214,129	1,474,434
CMO Series 2016-72 Class IO
12/16/2055	0.889%	17,731,552	1,157,670
Government National Mortgage Association(c),(d),(m)
CMO Series 2015-H22 Class BI
09/20/2065	1.769%	3,337,990	275,718
Total Residential Mortgage-Backed Securities - Agency (Cost $1,515,405,743)			1,482,886,395

Residential Mortgage-Backed Securities - Non-Agency 2.9%

Ajax Mortgage Loan Trust(a)
CMO Series 2017-A Class A
04/25/2057	3.470%	2,967,982	2,967,898

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	51

Portfolio of Investments  (continued)
August 31, 2018
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ASG Resecuritization Trust(a),(c)
CMO Series 2009-2 Class G70
05/24/2036	3.455%	144,657	144,334
CMO Series 2009-2 Class G75
05/24/2036	3.455%	1,925,000	1,906,381
Asset-Backed Securities Corp. Home Equity Loan Trust(b)
CMO Series 2006-HE1 Class A4
1-month USD LIBOR + 0.300% 01/25/2036	2.365%	3,230,000	3,180,930
Banc of America Funding Trust
CMO Series 2006-3 Class 4A14
03/25/2036	6.000%	1,263,432	1,278,793
CMO Series 2006-3 Class 5A3
03/25/2036	5.500%	1,083,001	1,026,652
Banc of America Funding Trust(n)
CMO Series 2006-D Class 3A1
05/20/2036	3.917%	1,730,380	1,671,488
Bayview Opportunity Master Fund IIIa Trust(a)
CMO Series 2017-RN7 Class A1
09/28/2032	3.105%	172,496	172,509
Bayview Opportunity Master Fund IVA Trust(a)
CMO Series 2016-SPL1 Class A
04/28/2055	4.000%	2,577,925	2,591,438
BCAP LLC Trust(a),(c)
CMO Series 2012-RR10 Class 9A1
10/26/2035	3.819%	2,920	2,916
BCAP LLC Trust(a)
CMO Series 2013-RR5 Class 3A1
09/26/2036	3.500%	169,138	168,249
Carrington Mortgage Loan Trust(b)
CMO Series 2006-NC3 Class A3
1-month USD LIBOR + 0.150% 08/25/2036	2.215%	3,585,327	2,971,278
CIM Trust(a),(b)
CMO Series 2017-3 Class A1
1-month USD LIBOR + 2.000% 01/25/2057	4.104%	7,970,676	8,125,596
CIM Trust(a)
CMO Series 2017-6 Class A1
06/25/2057	3.015%	15,174,796	14,624,916
Citicorp Mortgage Securities Trust
CMO Series 2007-8 Class 1A3
09/25/2037	6.000%	873,997	897,932
Citigroup Commercial Mortgage Trust(a),(c),(d)
CMO Series 2017-1500 Class XCP
07/15/2032	1.445%	153,533,000	1,835,456
Citigroup Mortgage Loan Trust, Inc.(a),(c)
CMO Series 2013-2 Class 1A1
11/25/2037	3.984%	25,655	25,617
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2014-12 Class 3A1
10/25/2035	3.966%	1,431,691	1,447,183
CMO Series 2015-A Class A4
06/25/2058	4.250%	967,683	983,026
Countrywide Home Loan Mortgage Pass-Through Trust(c)
CMO Series 2007-HY5 Class 1A1
09/25/2047	4.454%	770,752	747,890
Credit Suisse Mortgage Capital Certificates(a),(c)
CMO Series 2009-14R Class 4A9
10/26/2035	4.128%	2,713,087	2,822,037
CMO Series 2011-12R Class 3A1
07/27/2036	3.883%	1,756,566	1,765,035
Credit Suisse Mortgage Capital Certificates(a),(b)
CMO Series 2016-RPL1 Class A1
1-month USD LIBOR + 3.150% 12/26/2046	5.232%	5,679,865	5,792,908
Credit-Based Asset Servicing & Securitization LLC(c)
CMO Series 2005-CB7 Class AF3
11/25/2035	3.781%	361,686	360,426
CMO Series 2007-CB1 Class AF3
01/25/2037	3.645%	4,334,241	2,151,580
Downey Savings & Loan Association Mortgage Loan Trust(b)
CMO Series 2005-AR6 Class 2A1A
1-month USD LIBOR + 0.290% 10/19/2045	2.367%	2,060,337	2,045,406
CMO Series 2006-AR2 Class 2A1A
1-month USD LIBOR + 0.200% 10/19/2036	2.277%	2,827,786	2,567,009
First Franklin Mortgage Loan Trust(b)
CMO Series 2006-FF18 Class A2D
1-month USD LIBOR + 0.210% 12/25/2037	2.275%	3,036,892	2,653,334
CMO Series 2007-FF2 Class A2B
1-month USD LIBOR + 0.100% 03/25/2037	2.165%	5,209,812	3,369,003
First Horizon Mortgage Pass-Through Trust(c)
CMO Series 2007-AR1 Class 1A1
05/25/2037	4.031%	542,783	446,513
Freddie Mac Structured Agency Credit Risk Debt Notes(b)
CMO Series 2014-DN2 Class M2
1-month USD LIBOR + 1.650% 04/25/2024	3.715%	1,687,560	1,710,326
GSAMP Trust(b)
CMO Series 2004-OPT Class M1
1-month USD LIBOR + 0.870% 11/25/2034	2.935%	1,946,903	1,930,803
CMO Series 2007-HE1 Class A1
1-month USD LIBOR + 0.140% 03/25/2047	2.205%	3,207,820	3,034,107

The accompanying Notes to Financial Statements are an integral part of this statement.
52	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GSR Mortgage Loan Trust(c)
CMO Series 2006-AR2 Class 2A1
04/25/2036	3.613%	1,850,164	1,680,902
HarborView Mortgage Loan Trust(b)
CMO Series 2006-10 Class 1A1A
1-month USD LIBOR + 0.200% 11/19/2036	2.277%	9,694,631	8,483,334
CMO Series 2007-4 Class 2A1
1-month USD LIBOR + 0.220% 07/19/2047	2.297%	820,763	800,779
CMO Series 2007-6 Class 1A1A
1-month USD LIBOR + 0.200% 08/19/2037	2.277%	9,629,929	8,909,644
HSI Asset Securitization Corp. Trust(b)
CMO Series 2006-OPT1 Class M1
1-month USD LIBOR + 0.360% 12/25/2035	2.425%	5,920,000	5,881,244
JPMorgan Alternative Loan Trust(b)
CMO Series 2007-S1 Class A1
1-month USD LIBOR + 0.280% 04/25/2047	2.345%	7,239,855	7,115,984
JPMorgan Mortgage Trust
CMO Series 2006-S2 Class 2A2
06/25/2021	5.875%	450,966	427,470
CMO Series 2007-S1 Class 1A2
03/25/2022	5.500%	169,399	185,823
JPMorgan Mortgage Trust(a),(b)
CMO Series 2018-7FRB Class A1
1-month USD LIBOR + 0.750% 04/25/2046	2.814%	2,830,681	2,842,171
JPMorgan Resecuritization Trust(a),(c)
CMO Series 2014-1 Class 1016
03/26/2036	3.775%	1,882,971	1,878,609
JPMorgan Resecuritization Trust(a)
CMO Series 2014-5 Class 6A
09/27/2036	4.000%	409,339	407,959
Legacy Mortgage Asset Trust(a)
CMO Series 2017-GS1 Class A1
01/25/2057	3.500%	4,487,668	4,441,121
Lehman XS Trust(b)
CMO Series 2005-4 Class 1A3
1-month USD LIBOR + 0.800% 10/25/2035	2.865%	1,259,624	1,246,728
CMO Series 2005-5N Class 3A1A
1-month USD LIBOR + 0.300% 11/25/2035	2.365%	3,155,201	3,092,908
CMO Series 2006-GP4 Class 1A1
1-month USD LIBOR + 0.205% 08/25/2046	2.269%	1,962,661	1,919,609
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Long Beach Mortgage Loan Trust(b)
CMO Series 2005-1 Class M3
1-month USD LIBOR + 0.870% 02/25/2035	2.935%	4,953,855	4,984,010
MASTR Alternative Loan Trust
CMO Series 2004-12 Class 4A1
12/25/2034	5.500%	1,037,719	1,092,691
Merrill Lynch First Franklin Mortgage Loan Trust(b)
CMO Series 2007-1 Class A2D
1-month USD LIBOR + 0.340% 04/25/2037	2.405%	23,037,678	14,088,683
Mill City Mortgage Trust(a)
CMO Series 2016-1 Class A1
04/25/2057	2.500%	1,177,090	1,151,489
Morgan Stanley Mortgage Loan Trust(b)
CMO Series 2005-2AR Class A
1-month USD LIBOR + 0.260% 04/25/2035	2.325%	3,395,724	3,364,329
Morgan Stanley Re-Remic Trust(a),(c)
CMO Series 2010-R1 Class 2B
07/26/2035	3.778%	143,930	143,671
CMO Series 2013-R3 Class 10A
10/26/2035	4.128%	39,109	38,926
Morgan Stanley Resecuritization Trust(a),(c)
CMO Series 2013-R9 Class 2A
06/26/2046	3.622%	66,042	65,903
MortgageIT Trust(b)
CMO Series 2005-5 Class A1
1-month USD LIBOR + 0.260% 12/25/2035	2.585%	1,954,875	1,937,330
Nationstar Home Equity Loan Trust(b)
CMO Series 2007-B Class 2AV3
1-month USD LIBOR + 0.250% 04/25/2037	2.315%	5,143,810	5,129,769
Nomura Resecuritization Trust(a),(b)
CMO Series 2014-6R Class 3A1
1-month USD LIBOR + 0.260% 01/26/2036	2.584%	678,775	673,258
Oaktown Re II Ltd.(a),(b)
CMO Series 2018-1A Class M1
1-month USD LIBOR + 1.550% 07/25/2028	3.614%	1,200,000	1,201,554
RALI Trust(c)
CMO Series 2005-QA4 Class A41
04/25/2035	4.261%	784,225	744,663
RALI Trust(c),(d)
CMO Series 2006-QS18 Class 1AV
12/25/2036	0.437%	50,426,561	682,463
CMO Series 2006-QS9 Class 1AV
07/25/2036	0.588%	23,883,386	563,653

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	53

Portfolio of Investments  (continued)
August 31, 2018
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2007-QS1 Class 2AV
01/25/2037	0.177%	49,403,223	362,402
Residential Asset Mortgage Products Trust(b)
CMO Series 2006-RZ3 Class A3
1-month USD LIBOR + 0.290% 08/25/2036	2.355%	2,534,423	2,529,440
RFMSI Trust(c)
CMO Series 2005-SA5 Class 1A
11/25/2035	3.777%	1,837,590	1,501,354
CMO Series 2006-SA4 Class 2A1
11/25/2036	4.895%	523,393	497,602
Securitized Asset-Backed Receivables LLC Trust(b)
Subordinated, CMO Series 2006-OP1 Class M2
1-month USD LIBOR + 0.390% 10/25/2035	2.455%	6,421,000	6,373,217
Structured Adjustable Rate Mortgage Loan Trust(c)
CMO Series 2004-20 Class 1A2
01/25/2035	4.078%	1,138,865	1,133,282
CMO Series 2006-5 Class 1A1
06/25/2036	4.123%	2,090,270	2,107,822
Structured Asset Securities Corp. Mortgage Loan Trust(a),(b)
CMO Series 2006-GEL4 Class A3
1-month USD LIBOR + 0.300% 10/25/2036	2.365%	3,994,846	3,981,759
Towd Point Mortgage Trust(a)
CMO Series 2017-1 Class A1
10/25/2056	2.750%	4,341,834	4,262,792
Towd Point Mortgage Trust(a),(c)
CMO Series 2017-6 Class A1
10/25/2057	2.750%	6,252,420	6,120,292
Vericrest Opportunity Loan Transferee LVII LLC(a)
CMO Series 2017-NPL4 Class A1
04/25/2047	3.375%	384,436	383,248
Vericrest Opportunity Loan Transferee LX LLC(a)
CMO Series 2017-NPL7 Class A1
04/25/2059	3.250%	504,314	504,383
Vericrest Opportunity Loan Transferee LXII LLC(a)
CMO Series 2017-NPL9 Class A1
09/25/2047	3.125%	1,438,941	1,423,648
Vericrest Opportunity Loan Transferee LXIII LLC(a)
CMO Series 2017-NP10 Class A1
10/25/2047	3.000%	1,981,745	1,961,548
WaMu Asset-Backed Certificates(b)
CMO Series 2007-HE1 Class 2A3
1-month USD LIBOR + 0.150% 01/25/2037	2.215%	4,790,611	3,066,560
WaMu Mortgage Pass-Through Certificates(c),(k)
CMO Series 2004-AR4 Class A6
06/25/2034	4.121%	6,505,694	6,649,563
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WaMu Mortgage Pass-Through Certificates Trust(c)
CMO Series 2003-AR8 Class A
08/25/2033	4.222%	657,626	666,727
CMO Series 2007-HY1 Class 3A3
02/25/2037	3.458%	5,150,180	4,981,016
CMO Series 2007-HY3 Class 1A1
03/25/2037	3.112%	796,993	721,849
WaMu Mortgage Pass-Through Certificates Trust(b)
CMO Series 2005-AR11 Class A1A
1-month USD LIBOR + 0.320% 08/25/2045	2.705%	1,861,128	1,861,280
CMO Series 2005-AR17 Class A1A1
1-month USD LIBOR + 0.270% 12/25/2045	2.335%	4,726,830	4,683,282
CMO Series 2005-AR2 Class 2A1A
1-month USD LIBOR + 0.310% 01/25/2045	2.685%	1,936,666	1,924,858
CMO Series 2005-AR8 Class 2A1A
1-month USD LIBOR + 0.290% 07/25/2045	2.645%	1,517,234	1,526,693
CMO Series 2005-AR9 Class A1A
1-month USD LIBOR + 0.640% 07/25/2045	2.705%	1,336,665	1,331,526
CMO Series 2006-AR4 Class 1A1A
1-year MTA + 0.940% 05/25/2046	2.784%	2,736,645	2,728,784
CMO Series 2006-AR5 Class A12A
1-year MTA + 0.980% 06/25/2046	2.824%	858,470	861,756
CMO Series 2007-OC2 Class A3
1-month USD LIBOR + 0.310% 06/25/2037	2.375%	3,644,510	3,338,356
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $216,952,543)			230,080,685

Senior Loans 0.2%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.0%
Telenet Financing LLC(b),(k),(o)
Term Loan
3-month USD LIBOR + 2.250% 08/15/2026		750,000	740,415
Unitymedia Finance LLC(b),(o)
Tranche E Term Loan
3-month USD LIBOR + 2.000% 06/01/2023	4.063%	850,000	848,580
Total			1,588,995

The accompanying Notes to Financial Statements are an integral part of this statement.
54	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Electric 0.0%
Vistra Operations Co. LLC(b),(o)
Term Loan
3-month USD LIBOR + 2.000% 08/04/2023	4.076%	128,954	128,699
Environmental 0.0%
Clean Harbors, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 1.750% 06/30/2024	3.826%	400,000	400,124
STI Infrastructure SARL(b),(o)
Term Loan
3-month USD LIBOR + 5.500% 08/22/2020	7.834%	673,372	582,467
Total			982,591
Finance Companies 0.0%
Delos Finance SARL(b),(k),(o)
Term Loan
3-month USD LIBOR + 1.750% 10/06/2023		500,000	501,250
Gaming 0.1%
Caesars Entertainment Corp. LLC(b),(k),(o)
Term Loan
3-month USD LIBOR + 2.000% 10/07/2024		420,000	419,475
Churchill Downs, Inc.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 12/27/2024	4.080%	400,000	400,168
Las Vegas Sands LLC(b),(o)
Term Loan
3-month USD LIBOR + 1.750% 03/27/2025	3.826%	1,396,500	1,393,540
Twin River Management Group, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 3.500% 07/10/2020	5.834%	1,077,622	1,081,329
Total			3,294,512
Health Care 0.0%
Gentiva Health Services, Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 07/02/2025	6.125%	250,000	251,562
Iqvia, Inc./Quintiles IMS(b),(k),(o)
Term Loan
3-month USD LIBOR + 2.000% 06/11/2025		600,000	599,100
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
MPH Acquisition Holdings LLC(b),(k),(o)
Term Loan
3-month USD LIBOR + 2.750% 06/07/2023		525,000	524,491
Total			1,375,153
Integrated Energy 0.0%
PowerTeam Services, LLC(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 03/06/2025	5.584%	1,496,250	1,483,158
Oil Field Services 0.0%
EMG Utica LLC(b),(o)
Term Loan
3-month USD LIBOR + 3.750% 03/27/2020	6.250%	766,274	769,783
Packaging 0.0%
Reynolds Group Holdings, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 2.750% 02/05/2023	4.826%	574,785	576,428
Restaurants 0.0%
New Red Finance, Inc./Burger King/Tim Hortons(b),(k),(o)
Tranche B3 Term Loan
3-month USD LIBOR + 2.250% 02/16/2024		420,000	419,740
Technology 0.1%
BMC Software Finance, Inc.(b),(o)
Tranche B2 Term Loan
3-month USD LIBOR + 3.250% 09/10/2022	5.326%	426,270	426,538
Dell International LLC/EMC Corp.(b),(o)
Tranche A3 Term Loan
3-month USD LIBOR + 1.500% 12/31/2018	3.580%	2,290,986	2,289,566
First Data Corp.(b),(o)
Term Loan
3-month USD LIBOR + 2.000% 07/08/2022	4.066%	1,231,666	1,230,829
SS&C Technologies Holdings, Inc.(b),(o)
Tranche B3 Term Loan
3-month USD LIBOR + 2.500% 04/16/2025	4.326%	348,195	348,369
Tranche B4 Term Loan
3-month USD LIBOR + 2.500% 04/16/2025	4.326%	137,333	137,402
Total			4,432,704

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	55

Portfolio of Investments  (continued)
August 31, 2018
Senior Loans (continued)
Borrower	Coupon Rate		Principal Amount ($)	Value ($)
Wireless 0.0%
SBA Senior Finance II LLC(b),(o)
Term Loan
3-month USD LIBOR + 2.000% 04/11/2025	4.080%		745,000	742,310
Sprint Communications, Inc.(b),(k),(o)
Term Loan
3-month USD LIBOR + 2.500% 02/02/2024			475,000	475,000
Total				1,217,310
Total Senior Loans (Cost $16,879,189)				16,770,323

Treasury Bills(p) 3.0%
Issuer	Effective Yield		Principal Amount ($)	Value ($)
Japan 0.3%
Japan Treasury Discount Bills
10/15/2018	(0.160%)	JPY	1,585,000,000	14,267,911
11/05/2018	(0.150%)	JPY	1,550,000,000	13,954,045
Total				28,221,956
Spain 0.0%
Instituto de Credito Oficial(a)
09/14/2018	2.450%		1,900,000	1,899,374
United States 2.7%
U.S. Treasury Bills(q)
09/13/2018	1.850%		3,056,000	3,053,991
U.S. Treasury Bills
10/25/2018	1.930%		30,663,000	30,574,039
11/23/2018	1.990%		1,930,000	1,921,206
01/03/2019	2.100%		23,817,000	23,647,323
01/24/2019	2.160%		8,004,000	7,935,549
04/25/2019	2.280%		71,235,000	70,195,289
05/23/2019	2.320%		45,300,000	44,549,449
06/20/2019	2.360%		23,500,000	23,063,516
07/18/2019	2.390%		8,000,000	7,835,199
Total				212,775,561
Total Treasury Bills (Cost $242,735,974)				242,896,891

U.S. Government & Agency Obligations 0.2%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Federal Farm Credit Banks
03/26/2031	3.220%		1,650,000	1,610,753
Federal Home Loan Mortgage Corp.
12/11/2025	0.000%		7,000,000	5,519,640
U.S. Government & Agency Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association
10/05/2022	2.000%	5,000,000	4,849,950
Federal National Mortgage Association(f)
STRIPS
05/15/2030	0.000%	1,000,000	670,754
Residual Funding Corp.(f)
STRIPS
01/15/2030	0.000%	7,351,000	5,034,906
Resolution Funding Corp.(f)
STRIPS
01/15/2029	0.000%	1,935,000	1,354,088
04/15/2029	0.000%	1,220,000	846,744
Total U.S. Government & Agency Obligations (Cost $20,211,273)			19,886,835

U.S. Treasury Obligations 11.6%

U.S. Treasury(q)
04/30/2020	2.375%	20,000,000	19,925,781
06/30/2020	2.500%	2,770,000	2,763,818
08/15/2021	2.125%	23,720,000	23,338,912
07/31/2023	2.750%	166,890,000	166,988,078
08/15/2043	3.625%	3,835,000	4,249,500
U.S. Treasury
08/15/2020	1.500%	26,280,000	25,721,597
07/15/2021	2.625%	18,040,000	18,008,254
02/28/2023	1.500%	965,000	914,943
06/30/2023	2.625%	65,210,000	64,879,664
07/31/2025	2.875%	6,990,000	7,021,345
08/31/2025	2.750%	18,325,000	18,259,144
05/15/2028	2.875%	122,665,000	122,820,462
08/15/2028	2.875%	34,435,000	34,499,748
05/15/2039	4.250%	69,575,000	83,571,202
11/15/2041	3.125%	20,860,000	21,328,771
11/15/2043	3.750%	2,535,000	2,866,593
02/15/2044	3.625%	905,000	1,004,308
11/15/2044	3.000%	2,790,000	2,786,585
05/15/2045	3.000%	6,500,000	6,492,907
02/15/2048	3.000%	7,090,000	7,078,429
05/15/2048	3.125%	217,315,000	222,410,107
08/15/2048	3.000%	45,045,000	44,973,867
U.S. Treasury(f),(q)
STRIPS
05/15/2043	0.000%	18,157,000	8,657,910
11/15/2043	0.000%	7,025,000	3,297,908
02/15/2045	0.000%	19,275,000	8,721,185
Total U.S. Treasury Obligations (Cost $924,728,586)			922,581,018

The accompanying Notes to Financial Statements are an integral part of this statement.
56	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Money Market Funds 2.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.058%(r),(s)	214,471,894	214,450,447
Total Money Market Funds (Cost $214,453,778)		214,450,447
Total Investments in Securities (Cost: $8,243,930,510)		8,148,203,302
Other Assets & Liabilities, Net		(164,185,377)
Net Assets		7,984,017,925
At August 31, 2018, securities and/or cash totaling $105,908,129 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
1,585,000,000 JPY	14,145,786 USD	Goldman Sachs	10/15/2018	—	(160,222)
1,550,000,000 JPY	14,086,709 USD	Goldman Sachs	11/05/2018	74,536	—
Total				74,536	(160,222)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	361	12/2018	USD	52,375,382	—	(109,402)
U.S. Treasury 10-Year Note	4,789	12/2018	USD	578,351,918	342,455	—
U.S. Treasury 2-Year Note	277	12/2018	USD	58,789,336	64,202	—
U.S. Treasury 2-Year Note	870	12/2018	USD	184,645,207	—	(31,619)
U.S. Treasury 5-Year Note	9,741	12/2018	USD	1,105,968,300	237,540	—
U.S. Treasury 5-Year Note	1,777	12/2018	USD	201,756,049	232,395	—
U.S. Treasury 5-Year Note	1,818	12/2018	USD	206,411,084	—	(118,656)
U.S. Ultra Bond	136	12/2018	USD	21,735,302	96,734	—
U.S. Ultra Bond	1,081	12/2018	USD	172,763,690	—	(744,001)
Total					973,326	(1,003,678)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	(1,701)	12/2018	USD	(361,013,215)	—	(198,287)
U.S. Treasury Ultra 10-Year Note	(692)	12/2018	USD	(89,480,845)	—	(233,425)
Total					—	(431,712)

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	57

Portfolio of Investments  (continued)
August 31, 2018
Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 0.655%	Receives Annually, Pays Annually	JPMorgan	09/30/2018	USD	64,700,000	599,591	—	—	599,591	—
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 1.253%	Receives Annually, Pays Annually	JPMorgan	10/07/2018	USD	37,880,000	135,046	—	—	135,046	—
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 1.080%	Receives Annually, Pays Annually	JPMorgan	11/17/2018	USD	81,845,000	529,210	—	—	529,210	—
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 0.911%	Receives Annually, Pays Annually	JPMorgan	11/18/2018	USD	203,045,000	1,599,317	—	—	1,599,317	—
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 1.820%	Receives Annually, Pays Annually	JPMorgan	02/15/2019	USD	217,420,000	285,923	—	—	285,923	—
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 1.431%	Receives Annually, Pays Annually	JPMorgan	03/31/2019	USD	67,286,000	420,839	—	—	420,839	—
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 1.502%	Receives Annually, Pays Annually	JPMorgan	06/30/2019	USD	35,945,000	284,401	—	—	284,401	—
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 1.840%	Receives Annually, Pays Annually	JPMorgan	12/31/2019	USD	188,360,000	1,355,471	—	—	1,355,471	—
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 1.950%	Receives Annually, Pays Annually	JPMorgan	12/31/2019	USD	184,690,000	1,063,191	—	—	1,063,191	—
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 2.107%	Receives Annually, Pays Annually	JPMorgan	12/31/2019	USD	199,650,000	630,808	—	—	630,808	—
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 2.040%	Receives Annually, Pays Annually	JPMorgan	12/31/2019	USD	39,985,000	170,108	—	—	170,108	—
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 2.157%	Receives Annually, Pays Annually	JPMorgan	03/08/2020	USD	49,815,000	119,047	—	—	119,047	—
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 2.369%	Receives Annually, Pays Annually	JPMorgan	03/31/2020	USD	350,895,000	825,147	—	—	825,147	—
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 2.295%	Receives Annually, Pays Annually	JPMorgan	03/31/2020	USD	158,400,000	308,242	—	—	308,242	—
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 2.311%	Receives Annually, Pays Annually	JPMorgan	04/24/2020	USD	71,820,000	77,535	—	—	77,535	—
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 2.353%	Receives Annually, Pays Annually	JPMorgan	05/31/2022	USD	38,295,000	220,061	—	—	220,061	—
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 2.360%	Receives Annually, Pays Annually	JPMorgan	09/27/2022	USD	148,540,000	707,501	—	—	707,501	—
3-Month USD LIBOR	Fixed rate of 2.969%	Receives Quarterly, Pays Semi annually	JPMorgan	11/30/2022	USD	13,195,000	(47,107)	—	—	—	(47,107)
3-Month USD LIBOR	Fixed rate of 2.167%	Receives Quarterly, Pays Semi annually	JPMorgan	02/15/2024	USD	42,560,000	1,719,491	—	—	1,719,491	—
3-Month USD LIBOR	Fixed rate of 2.151%	Receives Quarterly, Pays Semi annually	JPMorgan	02/15/2024	USD	6,690,000	245,316	—	—	245,316	—
The accompanying Notes to Financial Statements are an integral part of this statement.
58	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
3-Month USD LIBOR	Fixed rate of 2.115%	Receives Quarterly, Pays Semi annually	JPMorgan	02/15/2024	USD	3,420,000	131,639	—	—	131,639	—
3-Month USD LIBOR	Fixed rate of 1.956%	Receives Quarterly, Pays Semi annually	JPMorgan	05/15/2024	USD	69,165,000	2,855,666	—	—	2,855,666	—
3-Month USD LIBOR	Fixed rate of 2.170%	Receives Quarterly, Pays Semi annually	JPMorgan	08/15/2024	USD	140,200,000	5,032,685	—	—	5,032,685	—
3-Month USD LIBOR	Fixed rate of 2.176%	Receives Quarterly, Pays Semi annually	JPMorgan	08/15/2024	USD	41,140,000	1,434,904	—	—	1,434,904	—
3-Month USD LIBOR	Fixed rate of 2.168%	Receives Quarterly, Pays Semi annually	JPMorgan	08/15/2024	USD	15,675,000	609,594	—	—	609,594	—
3-Month USD LIBOR	Fixed rate of 2.334%	Receives Quarterly, Pays Semi annually	JPMorgan	11/15/2024	USD	165,925,000	3,638,251	—	—	3,638,251	—
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 2.454%	Receives Annually, Pays Annually	JPMorgan	02/28/2025	USD	41,250,000	119,820	—	—	119,820	—
3-Month USD LIBOR	Fixed rate of 3.019%	Receives Quarterly, Pays Semi annually	JPMorgan	02/28/2025	USD	22,215,000	(187,723)	—	—	—	(187,723)
3-Month USD LIBOR	Fixed rate of 2.998%	Receives Quarterly, Pays Semi annually	JPMorgan	05/31/2025	USD	67,233,000	(419,788)	—	—	—	(419,788)
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 1.824%	Receives Annually, Pays Annually	JPMorgan	02/15/2027	USD	14,238,000	636,208	—	—	636,208	—
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 2.067%	Receives Annually, Pays Annually	JPMorgan	02/15/2027	USD	15,490,000	546,813	—	—	546,813	—
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 1.965%	Receives Annually, Pays Annually	JPMorgan	02/15/2027	USD	8,075,000	348,186	—	—	348,186	—
3-Month USD LIBOR	Fixed rate of 2.309%	Receives Quarterly, Pays Semi annually	JPMorgan	05/08/2027	USD	8,490,000	343,153	—	—	343,153	—
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 1.823%	Receives Annually, Pays Annually	JPMorgan	05/15/2027	USD	5,535,000	314,814	—	—	314,814	—
3-Month USD LIBOR	Fixed rate of 2.295%	Receives Quarterly, Pays Semi annually	JPMorgan	05/15/2027	USD	5,500,000	228,643	—	—	228,643	—
Fixed rate of 2.434%	3-Month USD LIBOR	Receives Semi annually, Pays Quarterly	JPMorgan	05/03/2032	USD	16,855,000	(912,491)	—	—	—	(912,491)
Fixed rate of 2.338%	3-Month USD LIBOR	Receives Semi annually, Pays Quarterly	JPMorgan	02/15/2036	USD	26,145,000	(2,161,900)	—	—	—	(2,161,900)
3-Month USD LIBOR	Fixed rate of 2.508%	Receives Quarterly, Pays Semi annually	JPMorgan	05/03/2037	USD	13,340,000	834,940	—	—	834,940	—
Fixed rate of 2.987%	3-Month USD LIBOR	Receives Semi annually, Pays Quarterly	JPMorgan	03/16/2038	USD	11,280,000	129,144	—	—	129,144	—
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 1.369%	Receives Annually, Pays Annually	JPMorgan	02/15/2042	USD	4,280,000	912,346	—	—	912,346	—
Fixed rate of 2.527%	3-Month USD LIBOR	Receives Semi annually, Pays Quarterly	JPMorgan	10/04/2042	USD	5,410,000	(391,703)	—	—	—	(391,703)
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 1.380%	Receives Annually, Pays Annually	JPMorgan	09/27/2046	USD	2,780,000	654,457	—	—	654,457	—
3-Month USD LIBOR	Fixed rate of 2.536%	Receives Quarterly, Pays Semi annually	JPMorgan	10/04/2047	USD	4,770,000	377,168	—	—	377,168	—
3-Month USD LIBOR	Fixed rate of 2.970%	Receives Quarterly, Pays Semi annually	JPMorgan	03/16/2048	USD	8,465,000	(108,614)	—	—	—	(108,614)
3-Month USD LIBOR	Fixed rate of 2.979%	Receives Quarterly, Pays Semi annually	Morgan Stanley	08/10/2023	USD	764,000,000	(3,576,650)	—	—	—	(3,576,650)
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	59

Portfolio of Investments  (continued)
August 31, 2018
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
3-Month USD LIBOR	Fixed rate of 3.050%	Receives Quarterly, Pays Semi annually	Morgan Stanley	08/10/2028	USD	482,000,000	(4,225,668)	—	—	—	(4,225,668)
3-Month USD LIBOR	Fixed rate of 3.102%	Receives Quarterly, Pays Semi annually	Morgan Stanley	08/10/2048	USD	297,000,000	(6,568,953)	—	—	—	(6,568,953)
Total							11,844,079	—	—	30,444,676	(18,600,597)

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 30	Morgan Stanley	06/20/2023	5.000	Quarterly	USD	309,000,000	(6,887,103)	—	—	—	(6,887,103)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At August 31, 2018, the total value of these securities amounted to $1,877,432,841, which represents 23.51% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of August 31, 2018.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of August 31, 2018.
(d)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(e)	Non-income producing investment.
(f)	Zero coupon bond.
(g)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of August 31, 2018.
(h)	Represents a security purchased on a when-issued basis.
(i)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At August 31, 2018, the total value of these securities amounted to $2,105,897, which represents 0.03% of total net assets.
(j)	Principal and interest may not be guaranteed by the government.
(k)	Represents a security purchased on a forward commitment basis.
(l)	Represents principal only securities which have the right to receive the principal portion only on an underlying pool of mortgage loans.
(m)	Valuation based on significant unobservable inputs.
(n)	Represents a variable rate security where the coupon adjusts periodically through an auction process.
(o)	The stated interest rate represents the weighted average interest rate at August 31, 2018 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(p)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(q)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(r)	The rate shown is the seven-day current annualized yield at August 31, 2018.
The accompanying Notes to Financial Statements are an integral part of this statement.
60	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Notes to Portfolio of Investments  (continued)
(s)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Mortgage Opportunities Fund, Institutional 3 Class
	7,059,306	59,287	(7,118,593)	—	1,470,135	(1,225,607)	589,289	—
Columbia Short-Term Cash Fund, 2.058%
	305,159,668	6,818,370,700	(6,909,058,474)	214,471,894	(31,130)	(3,331)	5,153,175	214,450,447
Total					1,439,005	(1,228,938)	5,742,464	214,450,447
Abbreviation Legend
AID	Agency for International Development
AMBAC	Ambac Assurance Corporation
BAM	Build America Mutual Assurance Co.
CMO	Collateralized Mortgage Obligation
PIK	Payment In Kind
STRIPS	Separate Trading of Registered Interest and Principal Securities
Currency Legend
JPY	Japanese Yen
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	61

Portfolio of Investments  (continued)
August 31, 2018
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	1,182,986,458	—	—	1,182,986,458
Commercial Mortgage-Backed Securities - Agency	—	248,594,925	—	—	248,594,925
Commercial Mortgage-Backed Securities - Non-Agency	—	476,901,614	—	—	476,901,614
Commercial Paper	—	9,807,600	—	—	9,807,600
Common Stocks
Energy	958,361	608	—	—	958,969
Convertible Bonds	—	5,964,006	—	—	5,964,006
Corporate Bonds & Notes	—	2,855,955,103	—	—	2,855,955,103
Foreign Government Obligations	—	198,222,265	—	—	198,222,265
Inflation-Indexed Bonds	—	7,075,772	—	—	7,075,772
Municipal Bonds	—	32,183,996	—	—	32,183,996
Residential Mortgage-Backed Securities - Agency	—	1,482,610,677	275,718	—	1,482,886,395
Residential Mortgage-Backed Securities - Non-Agency	—	230,080,685	—	—	230,080,685
Senior Loans	—	16,770,323	—	—	16,770,323
Treasury Bills	212,775,561	30,121,330	—	—	242,896,891
U.S. Government & Agency Obligations	—	19,886,835	—	—	19,886,835
U.S. Treasury Obligations	901,904,015	20,677,003	—	—	922,581,018
Money Market Funds	—	—	—	214,450,447	214,450,447
Total Investments in Securities	1,115,637,937	6,817,839,200	275,718	214,450,447	8,148,203,302
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	74,536	—	—	74,536
Futures Contracts	973,326	—	—	—	973,326
Swap Contracts	—	30,444,676	—	—	30,444,676
Liability
Forward Foreign Currency Exchange Contracts	—	(160,222)	—	—	(160,222)
Futures Contracts	(1,435,390)	—	—	—	(1,435,390)
Swap Contracts	—	(25,487,700)	—	—	(25,487,700)
Total	1,115,175,873	6,822,710,490	275,718	214,450,447	8,152,612,528
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
62	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Fair value measurements  (continued)
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between Levels 1 and 2 during the period.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
Transfers between levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
The following table(s) show(s) transfers between levels of the fair value hierarchy:
Transfers In		Transfers Out
Level 2 ($)	Level 3 ($)	Level 2 ($)	Level 3 ($)
26,597,830	—	—	26,597,830
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.
Certain residential mortgage backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) valuation measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	63

Statement of Assets and Liabilities
August 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $8,029,476,732)	$7,933,752,855
Affiliated issuers (cost $214,453,778)	214,450,447
Cash	24,591
Margin deposits on:
Futures contracts	995,000
Swap contracts	58,683,752
Unrealized appreciation on forward foreign currency exchange contracts	74,536
Receivable for:
Investments sold	20,945,597
Investments sold on a delayed delivery basis	210,728,026
Capital shares sold	31,229,219
Dividends	376,328
Interest	49,246,570
Foreign tax reclaims	235,555
Variation margin for futures contracts	1,973,244
Variation margin for swap contracts	76,159
Prepaid expenses	50,970
Trustees’ deferred compensation plan	173,705
Total assets	8,523,016,554
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	160,222
Payable for:
Investments purchased	24,071,568
Investments purchased on a delayed delivery basis	477,621,501
Capital shares purchased	14,285,330
Distributions to shareholders	18,518,953
Variation margin for futures contracts	414,948
Variation margin for swap contracts	3,150,402
Management services fees	99,361
Distribution and/or service fees	97
Transfer agent fees	284,664
Compensation of chief compliance officer	517
Other expenses	217,361
Trustees’ deferred compensation plan	173,705
Total liabilities	538,998,629
Net assets applicable to outstanding capital stock	$7,984,017,925
Represented by
Paid in capital	8,188,165,790
Undistributed net investment income	13,653,976
Accumulated net realized loss	(126,483,859)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(95,723,877)
Investments - affiliated issuers	(3,331)
Forward foreign currency exchange contracts	(85,686)
Futures contracts	(462,064)
Swap contracts	4,956,976
Total - representing net assets applicable to outstanding capital stock	$7,984,017,925
Class A
Net assets	$14,134,674
Shares outstanding	1,443,370
Net asset value per share	$9.79
Institutional Class
Net assets	$7,969,883,251
Shares outstanding	813,549,336
Net asset value per share	$9.80
The accompanying Notes to Financial Statements are an integral part of this statement.
64	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018

Statement of Operations
Year Ended August 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$101,688
Dividends — affiliated issuers	5,742,464
Interest	242,269,077
Foreign taxes withheld	(27,411)
Total income	248,085,818
Expenses:
Management services fees	35,602,737
Distribution and/or service fees
Class A	42,615
Transfer agent fees
Class A	8,436
Institutional Class	3,841,597
Compensation of board members	131,930
Custodian fees	138,352
Printing and postage fees	311,405
Registration fees	218,217
Audit fees	57,625
Legal fees	183,465
Compensation of chief compliance officer	3,044
Other	183,816
Total expenses	40,723,239
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(60,825)
Total net expenses	40,662,414
Net investment income	207,423,404
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(63,607,551)
Investments — affiliated issuers	1,439,005
Foreign currency translations	(47,676)
Forward foreign currency exchange contracts	1,001,956
Futures contracts	(39,987,091)
Swap contracts	(14,468,681)
Net realized loss	(115,670,038)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(189,438,361)
Investments — affiliated issuers	(1,228,938)
Foreign currency translations	13,452
Forward foreign currency exchange contracts	(8,734)
Futures contracts	(3,701,945)
Swap contracts	13,858,578
Net change in unrealized appreciation (depreciation)	(180,505,948)
Net realized and unrealized loss	(296,175,986)
Net decrease in net assets resulting from operations	$(88,752,582)
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	65

Statement of Changes in Net Assets
	Year Ended August 31, 2018	Year Ended August 31, 2017 (a)
Operations
Net investment income	$207,423,404	$156,093,227
Net realized gain (loss)	(115,670,038)	4,638,444
Net change in unrealized appreciation (depreciation)	(180,505,948)	(53,772,674)
Net increase (decrease) in net assets resulting from operations	(88,752,582)	106,958,997
Distributions to shareholders
Net investment income
Class A	(378,682)	(72,687,460)
Institutional Class	(195,325,065)	(81,134,740)
Net realized gains
Class A	(7,581)	(88,689,055)
Institutional Class	(3,047,967)	—
Total distributions to shareholders	(198,759,295)	(242,511,255)
Increase in net assets from capital stock activity	701,288,464	1,091,113,982
Total increase in net assets	413,776,587	955,561,724
Net assets at beginning of year	7,570,241,338	6,614,679,614
Net assets at end of year	$7,984,017,925	$7,570,241,338
Undistributed net investment income	$13,653,976	$1,708,885

	Year Ended		Year Ended
	August 31, 2018		August 31, 2017 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	685	6,764	175,198,699	1,750,723,586
Distributions reinvested	38,932	386,032	16,189,824	161,376,159
Redemptions	(663,842)	(6,600,929)	(824,632,018)	(8,178,534,846)
Net decrease	(624,225)	(6,208,133)	(633,243,495)	(6,266,435,101)
Institutional Class
Subscriptions	198,219,874	1,965,645,540	811,402,435	8,053,277,002
Distributions reinvested	20,032,838	198,372,778	8,045,258	81,134,577
Redemptions	(146,978,253)	(1,456,521,721)	(77,172,816)	(776,862,496)
Net increase	71,274,459	707,496,597	742,274,877	7,357,549,083
Total net increase	70,650,234	701,288,464	109,031,382	1,091,113,982

(a)	Institutional Class shares are based on operations from January 3, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
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Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	67

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2018	$10.17	0.24	(0.39)	(0.15)	(0.23)	(0.00) (c)	(0.23)
Year Ended 8/31/2017	$10.41	0.22	(0.11)	0.11	(0.21)	(0.14)	(0.35)
Year Ended 8/31/2016	$10.06	0.20	0.38	0.58	(0.19)	(0.04)	(0.23)
Year Ended 8/31/2015	$10.21	0.19	(0.14)	0.05	(0.20)	—	(0.20)
Year Ended 8/31/2014	$9.87	0.21	0.36	0.57	(0.20)	(0.03)	(0.23)
Institutional Class
Year Ended 8/31/2018	$10.17	0.26	(0.38)	(0.12)	(0.25)	(0.00) (c)	(0.25)
Year Ended 8/31/2017(d)	$9.91	0.16	0.26 (e)	0.42	(0.16)	—	(0.16)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
(d)	Institutional Class shares commenced operations on January 3, 2017. Per share data and total return reflect activity from that date.
(e)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(f)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
68	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2018	$9.79	(1.51%)	0.77%	0.77%	2.37%	228%	$14,135
Year Ended 8/31/2017	$10.17	1.14%	0.79%	0.78%	2.14%	345%	$21,021
Year Ended 8/31/2016	$10.41	5.82%	0.80%	0.80%	2.01%	289%	$6,614,680
Year Ended 8/31/2015	$10.06	0.49%	0.80%	0.80%	1.86%	269%	$5,097,458
Year Ended 8/31/2014	$10.21	5.86%	0.80%	0.80%	2.09%	207%	$4,656,220
Institutional Class
Year Ended 8/31/2018	$9.80	(1.16%)	0.52%	0.52%	2.66%	228%	$7,969,883
Year Ended 8/31/2017(d)	$10.17	4.28%	0.54% (f)	0.53% (f)	2.48% (f)	345%	$7,549,220
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	69

Notes to Financial Statements
August 31, 2018
Note 1. Organization
Multi-Manager Total Return Bond Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes identified below.
Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.
Institutional Class shares are not subject to any front-end sales charge or contingent deferred sales charge. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
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Notes to Financial Statements  (continued)
August 31, 2018
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging)
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	71

Notes to Financial Statements  (continued)
August 31, 2018
purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
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Notes to Financial Statements  (continued)
August 31, 2018
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift foreign currency exposure back to U.S. dollars. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	73

Notes to Financial Statements  (continued)
August 31, 2018
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, increase or decrease its credit exposure to a single issuer of debt securities, and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
74	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to produce incremental earnings, to manage interest rate and market risk exposure to produce incremental earnings, to gain exposure to or protect itself from market rate changes, and to hedge the portfolio risk associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2018:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	74,536
Interest rate risk	Net assets — unrealized appreciation on futures contracts	973,326*
Interest rate risk	Net assets — unrealized appreciation on swap contracts	30,444,676*
Total		31,492,538

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	6,887,103*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	160,222
Interest rate risk	Net assets — unrealized depreciation on futures contracts	1,435,390*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	18,600,597*
Total		27,083,312

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	75

Notes to Financial Statements  (continued)
August 31, 2018
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(17,319,571)	(17,319,571)
Foreign exchange risk	1,001,956	—	—	1,001,956
Interest rate risk	—	(39,987,091)	2,850,890	(37,136,201)
Total	1,001,956	(39,987,091)	(14,468,681)	(53,453,816)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(2,338,437)	(2,338,437)
Foreign exchange risk	(8,734)	—	—	(8,734)
Interest rate risk	—	(3,701,945)	16,197,015	12,495,070
Total	(8,734)	(3,701,945)	13,858,578	10,147,899
The following table is a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2018:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	2,231,920,628*
Futures contracts — short	480,210,205*
Credit default swap contracts — buy protection	334,318,000*
Credit default swap contracts — sell protection	164,702,473**

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	203,138*	(89,514)**
Interest rate swap contracts	23,093,480*	(7,439,197)*

*	Based on the ending quarterly outstanding amounts for the year ended August 31, 2018.
**	Based on the ending daily outstanding amounts for the year ended August 31, 2018.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
76	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	77

Notes to Financial Statements  (continued)
August 31, 2018
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of August 31, 2018:
	Goldman Sachs ($)	JPMorgan ($)	Morgan Stanley ($)	Total ($)
Assets
Centrally cleared interest rate swap contracts (a)	-	76,159	-	76,159
Forward foreign currency exchange contracts	74,536	-	-	74,536
Total assets	74,536	76,159	-	150,695
Liabilities
Centrally cleared credit default swap contracts (a)	-	-	312,340	312,340
Centrally cleared interest rate swap contracts (a)	-	1,316,987	1,521,075	2,838,062
Forward foreign currency exchange contracts	160,222	-	-	160,222
Total liabilities	160,222	1,316,987	1,833,415	3,310,624
Total financial and derivative net assets	(85,686)	(1,240,828)	(1,833,415)	(3,159,929)
Total collateral received (pledged) (b)	-	(1,240,828)	(1,833,415)	(3,074,243)
Net amount (c)	(85,686)	-	-	(85,686)

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
78	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	79

Notes to Financial Statements  (continued)
August 31, 2018
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreement below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate, net of waivers, for the year ended August 31, 2018 was 0.46% of the Fund’s average daily net assets.
The Investment Manager has voluntarily agreed to waive a portion of the management services fee on Fund assets that are invested in affiliated mutual funds, exchange-traded funds and closed-end funds that pay a management services fee, or where applicable, an advisory fee to the Investment Manager. The Investment Manager, in its discretion, may revise or discontinue this arrangement at any time.
80	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Subadvisory agreement
The Investment Manager has entered into Subadvisory Agreements with Loomis Sayles & Company, L.P., PGIM, Inc., the asset management arm of Prudential Financial and TCW Investment Management Company, LLC, each of which, together with the Investment Manager, manage a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board of Trustees. Each subadviser’s proportionate share of investments in the Fund may also vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transactions with affiliates
For the year ended August 31, 2018, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $3,607,874 and $0, respectively.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
For the year ended August 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.05
Institutional Class	0.05
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	81

Notes to Financial Statements  (continued)
August 31, 2018
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
The Fund may pay distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, provided that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through December 31, 2018
Class A	0.86%
Institutional Class	0.61
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, swap investments, capital loss carryforwards, trustees’ deferred compensation, distributions, principal and/or interest from fixed income securities, foreign currency transactions, distribution reclassifications, non-deductible expenses, investments in partnerships and amortization/accretion on certain convertible securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
225,434	(225,434)	—
82	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2018			Year Ended August 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
195,850,785	2,908,510	198,759,295	222,130,332	20,380,923	242,511,255
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
31,107,866	—	(120,451,960)	(96,106,253)
At August 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
8,248,718,781	47,848,694	(143,954,947)	(96,106,253)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended August 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	78,503,005	41,948,955	120,451,960	—	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $17,969,733,549 and $17,498,843,820, respectively, for the year ended August 31, 2018, of which $13,364,869,018 and $13,710,238,421, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	83

Notes to Financial Statements  (continued)
August 31, 2018
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended August 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended August 31, 2018.
Note 9. Significant risks
Shareholder concentration risk
At August 31, 2018, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
84	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	85

Notes to Financial Statements  (continued)
August 31, 2018
to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
86	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Multi-Manager Total Return Bond Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Multi-Manager Total Return Bond Strategies Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the “Fund”) as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian, transfer agent, agent banks, and brokers; when replies were not received from brokers, we performed other audit procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	87

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
88	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	89

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	193	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, contacting your financial intermediary or visiting
investor.columbiathreadneedleus.com.
90	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	91

Board Consideration and Approval of Management and Subadvisory Agreements
On June 12, 2018, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) and the Subadvisory Agreements and, to more closely conform the Subadvisory Agreements to a revised form of subadvisory agreement with the same material terms, an amendment to the Subadvisory Agreements (together, the Subadvisory Agreements) between the Investment Manager and Loomis, Sayles & Company, L.P., PGIM, Inc. and TCW Investment Management Company LLC (the Subadvisers) with respect to Multi-Manager Total Return Bond Strategies Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement and the Subadvisory Agreements (collectively, the Agreements).
In connection with their deliberations regarding the continuation of the Management Agreement and the Subadvisory Agreements, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 6, 2018, April 26, 2018 and June 11, 2018 and at Board meetings held on March 7, 2018 and June 12, 2018. In addition, the Board and its various committees consider matters bearing on the Agreements at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2018, the Committee recommended that the Board approve the continuation of the Management Agreement and the Subadvisory Agreements. On June 12, 2018, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreements for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement and the Subadvisory Agreements. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement and the Subadvisory Agreements for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2019 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Agreements;
•	The subadvisory fees payable by the Investment Manager under the Subadvisory Agreements;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
92	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018

Board Consideration and Approval of Management and Subadvisory Agreements  (continued)
•	Descriptions of various functions performed by the Investment Manager and the Subadvisers under the Agreements, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager and Subadvisers, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager and the Subadvisers with respect to compliance monitoring services, including an assessment of the Investment Manager’s and the Subadvisers’ compliance systems by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Agreements
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager, the Subadvisers and the Investment Manager’s affiliates under the Agreements and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager, the Subadvisers and the Investment Manager’s affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s and the Subadvisers’ investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager and the Subadvisers, which included consideration of the Investment Manager’s and the Subadvisers’ experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. The Board also noted that the Board had approved each Subadviser’s code of ethics and compliance program, and that the Chief Compliance Officer of the Funds reports to the Trustees on each Subadviser’s compliance program.
The Committee and the Board considered the diligence and selection process undertaken by the Investment Manager to select each Subadviser, including the Investment Manager’s rationale for recommending the continuation of the Subadvisory Agreements, and the process for monitoring each Subadviser’s ongoing performance of services for the Fund. As part of these deliberations, the Committee and the Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission. The Committee and the Board also considered the scope of services provided to the Fund by the Investment Manager that are distinct from and in addition to those provided by the Subadvisers, including cash flow management, treasury services, risk oversight, investment oversight and Subadviser selection, oversight and transition management. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the continuation of the Management Agreement and the Subadvisory Agreements.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	93

Board Consideration and Approval of Management and Subadvisory Agreements  (continued)
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Committee and the Board noted that, through December 31, 2017, the Fund’s performance was in the thirty-eighth, thirty-third and thirty-seventh percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s and Subadvisers’ performance and reputation generally, the Investment Manager’s evaluation of each Subadviser’s contribution to the Fund’s broader investment mandate, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers were sufficient, in light of other considerations, to support the continuation of the Management Agreement and the Subadvisory Agreements.
Investment Management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement and the Subadvisory Agreements, as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2017, the Fund’s actual management fee and net total expense ratio were ranked in the fifth and second quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also considered the fees that the Subadvisers charge to their other clients, and noted that the Investment Manager pays the fees of the Subadvisers. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement and the Subadvisory Agreements.
Costs of Services Provided and Profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
94	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018

Board Consideration and Approval of Management and Subadvisory Agreements  (continued)
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, including with respect to funds for which unaffiliated subadvisers provide services, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2017 to profitability levels realized in 2016. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant. Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Committee and the Board did not consider the profitability to each Subadviser of its relationship with the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
The Committee and the Board noted that the breakpoints, if any, in the Subadvisory Agreements did not occur at the same levels as the breakpoints in the Management Agreement. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Subadvisory Agreements. The Committee and the Board also noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context, and the effect that capacity constraints on a subadviser’s ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers may need to be added as the Fund grows, increasing the Investment Manager’s cost of compensating and overseeing the Fund’s subadvisers.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements.
Other benefits to the Investment Manager and Subadvisers
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager and the Subadvisers by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	95

Board Consideration and Approval of Management and Subadvisory Agreements  (continued)
allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement and the Subadvisory Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreements.
96	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT. The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2018	97

Multi-Manager Total Return Bond Strategies Fund
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN101_08_H01_(10/18)

Annual Report
August 31, 2018
Multi-Manager Small Cap Equity Strategies Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Multi-Manager Small Cap Equity Strategies Fund   |  Annual Report 2018

Multi-Manager Small Cap Equity Strategies Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Multi-Manager Small Cap Equity Strategies Fund (the Fund) seeks long-term capital appreciation.
Portfolio management
BMO Asset Management Corp.
David Corris, CFA
Thomas Lettenberger, CFA
Columbia Management Investment Advisers, LLC
Christian Stadlinger, Ph.D, CFA
Jarl Ginsberg, CFA, CAIA
Conestoga Capital Advisors, LLC
Robert Mitchell
Joseph Monahan, CFA
Dalton, Greiner, Hartman, Maher & Co., LLC
Bruce Geller, CFA
Jeffrey Baker, CFA
Peter Gulli, CFA
Edward Turville, CFA
EAM Investors, LLC
Montie Weisenberger
Travis Prentice
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2018)
	Inception	1 Year	5 Years	Life
Class A	04/20/12	25.88	12.53	14.05
Institutional Class*	01/03/17	26.26	12.63	14.13
Russell 2000 Index		25.45	13.00	14.46
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Effective November 1, 2017, Class Z shares were renamed Institutional Class shares.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes the securities of approximately 2,000 of the smallest companies in the Russell 3000 Index based on a combination of their market capitalization and current index membership.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 20, 2012 — August 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Multi-Manager Small Cap Equity Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at August 31, 2018)
iShares Russell 2000 Growth ETF	9.2
Ligand Pharmaceuticals, Inc.	0.9
Omnicell, Inc.	0.9
Bottomline Technologies de, Inc.	0.8
Simpson Manufacturing Co., Inc.	0.8
Neogen Corp.	0.8
Ciena Corp.	0.8
Fox Factory Holding Corp.	0.7
Portland General Electric Co.	0.7
Hancock Whitney Corp.	0.7
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at August 31, 2018)
Common Stocks	88.2
Exchange-Traded Funds	8.9
Money Market Funds	2.9
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at August 31, 2018)
Consumer Discretionary	10.9
Consumer Staples	2.5
Energy	4.4
Financials	18.6
Health Care	14.8
Industrials	18.2
Information Technology	15.7
Materials	4.6
Real Estate	5.6
Telecommunication Services	0.8
Utilities	3.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
The Fund is managed by four independent money management firms and by Columbia Management and each invests a portion of the portfolio’s assets. As of August 31, 2018, Dalton, Greiner, Harman, Maher & Co., LLC (DGHM), EAM Investors, LLC (EAM), Conestoga Capital Advisors LLC (Conestoga), BMO Asset Corp. (BMO) and Columbia Management (CMIA) managed approximately 20%, 10%, 20%, 20% and 30% of the portfolio, respectively.
For the 12-month period that ended August 31, 2018, the Fund’s Class A shares returned 25.88% excluding sales charges. The Fund outperformed its benchmark, the Russell 2000 Index, which returned 25.45% over the same period. Individual stock selection and sector allocation among the Fund’s managers generally accounted for the relative results.
Small cap equities outpaced larger cap counterparts amid strong U.S. economy
Small cap equities, particularly those of growth-oriented companies, performed quite strongly during the period, benefiting from the tailwinds of strong U.S. economic growth, healthy corporate earnings, corporate tax cuts and ongoing supportive monetary policy. Larger capitalization stocks and non-U.S. stocks struggled to keep pace, as investors appeared to lose confidence in the “synchronized” global economic growth theme that had previously supported markets. Further, the U.S. dollar strengthened during the period, which may have dampened enthusiasm for larger cap multi-nationals and non-U.S. stocks.
U.S. tax reform had an outsized effect on small cap equities because U.S. small cap companies on average had higher tax rates and usually have a higher percentage of their business in the U.S., therefore benefiting more from a lower tax structure. In addition, lower tax rates have the effect of raising both profit margins and cash flows, with some portion of that increase typically being used to reinvest in the business. This was perceived as a particular benefit to smaller companies that have more of a domestically-focused business. Concerns about geopolitics, tariffs and trade wars also had less effect on small cap equities than on their larger cap counterparts because smaller companies tend to have more revenue being sourced from the U.S. economy. All that said, the period was not a consistently upward market for small cap stocks. Uncertainty regarding the U.S. political agenda, inflation trends, interest rates and global macro issues led to leadership changes among styles and sectors, driving what may be characterized as choppy gains during the period.
Within the small cap universe, as across the capitalization spectrum, growth stocks sharply outperformed value stocks. For the period as a whole, there was also a wide dispersion of returns across sectors of the benchmark. Health care, information technology, consumer discretionary and energy posted strong results, while utilities, real estate, materials and telecommunication services posted positive returns but significantly lagged the benchmark.
Individual stock selection impacted Fund performance most
DGHM: Our portion of the Fund underperformed the benchmark, attributable to both stock selection and sector allocation. Stock selection in the health care, real estate and consumer staples sectors detracted most from our portion of the Fund’s results. Having an underweight in health care, which was the strongest sector in the benchmark during the period, and having overweights in real estate and financials, which significantly lagged the benchmark during the period, also hurt. Having a position in cash during a period when the benchmark rallied further dampened relative results. These detractors were partially offset by effective stock selection in the basic materials, retail/apparel and transportation market segments, which contributed positively.
Individual positions that disappointed most during the period were Colony Capital, ABM Industries and Edgewell Personal Care. Diversified real estate investment trust Colony Capital reported worse than expected cash flow resulting in a 60% dividend reduction. Also, while asset sales were on track, the company was unable to raise new funds and poorly underwrote some real estate investments bought from Northstar Realty. Based on our view that it will take a long time to reposition the company, we decided to exit the position. ABM Industries, a facilities service provider, reported inconsistent results. While we liked the defensive nature of the business, we grew concerned about poor execution, rising labor costs and weak free cash flow, so we sold the position. Shares of personal care product manufacturer Edgewell Personal Care declined after reporting a sales shortfall even amid better earnings. We became concerned about the competitive dynamics in the razor business, and thus decided to sell the position.
4	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
The individual positions in our portion of the Fund’s portfolio that contributed most positively were American Eagle Outfitters, WPX Energy and Greenhill & Co. American Eagle Outfitters, a leading retailer targeting the 15 to 25 year old consumer, posted results that were better than its peers, especially in its Aerie division. WPX Energy, a North American shale energy producer, benefited from higher oil prices. The company also announced what the market viewed as value enhancing moves to spin off its coal assets and split the company between exploration and production and midstream operations. Greenhill & Co, a mergers and acquisitions advisory firm, reported record quarterly results, as global merger and acquisition activity heightened.
EAM: Our portion of the Fund outperformed the benchmark mostly due to effective stock selection, while sector allocation effects added further value. Stock selection in health care, information technology and consumer discretionary contributed most positively. Having an underweight to real estate, which lagged the benchmark during the period, and having an overweight to health care, which was the strongest sector in the benchmark during the period, also helped. The only sector to detract from our portion of the Fund’s relative results during the period was energy. While stock selection within energy added value, having an underweighted allocation to this strongly performing sector dampened relative results.
From a risk attribution perspective, our portion of the Fund’s outperformance of the benchmark can be explained by positive management of stock specific risk, particularly within the health care and information technology sectors. From a factors perspective, exposure to relative price strength, or medium-term momentum, provided a positive tailwind during the period. On the downside, overall market volatility and underexposure to higher return on equity stocks detracted.
Positions in Nektar Therapeutics, Tandem Diabetes and Madrigal Pharmaceuticals were top contributors to our portion of the Fund’s results. Nektar Therapeutics is a biopharmaceutical company that develops medicines in the areas of immunology, immune-oncology (IO) and pain. The stock had performed well, but we then exited the position in May 2018 on a negative shift in investor sentiment toward pure IO combination approaches, which could directly impact data evaluation of one of the company’s products. The stock then pulled back significantly on Phase II trial data that did not meet expectations, and thus the timing of our sale proved to be especially prudent, adding to the relative value of the name. Tandem Diabetes is an insulin pump company, which was fueled during the period by favorable competitive dynamics, international expansion and key new product developments. Madrigal Pharmaceuticals is a clinical-stage biopharmaceutical company. It benefited during the period from follow-through from positive Phase II trial data for a drug treating fatty liver disease, which could be a significant market opportunity for the company.
The biggest individual detractors from our portion of the Fund’s results during the period were ImmunoGen, ViewRay and KEMET. ImmunoGen is a biotechnology company focused on the development of antibody-drug conjugate therapeutics for the treatment of cancer. Its shares declined on safety concerns for its lead leukemia drug, and we sold the position. ViewRay is a radiation oncology company. Its weakness during the period can be attributed to mixed financial results and to concerns regarding system placement timing, revenue recognition and overall lackluster guidance given growth expectations. We continued to hold the position in our portion of the Fund at the end of the period. KEMET is a manufacturer of passive electronic components, initially bought for upside potential coming from synergies from its acquisition of TOKIN and on our favorable view of the refinancing of the company’s senior debt. However, we sold the position in November 2017, as its revenue was guided down.
Conestoga: Our portion of the Fund outperformed the benchmark during the period due primarily to stock selection. Sector allocation also added to relative returns, albeit more modestly.
More specifically, stock selection was strongest in the information technology, industrials and health care sectors. Having overweights in information technology and industrials, which were among the best performers in the benchmark during the period, also helped. Only partially offsetting these positive contributors was our portion of the Fund’s single financials sector holding, which underperformed the benchmark during the period. However, this was more than offset by the positive effect of being underweight this lagging sector. The only significant detractor from relative results was having a position in cash during an annual period when the benchmark rallied.
The biggest individual contributors to our portion of the Fund’s results were software provider Bottomline Technologies, drug developer Ligand Pharmaceuticals and construction materials manufacturer Trex Company. Bottomline Technologies saw its subscription and transaction revenues grow. Also, the company recorded significant bookings growth and showed progress in signing up new customers to its more profitable vendor pay model. Ligand Pharmaceuticals had robust financial results that
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2018	5

Manager Discussion of Fund Performance  (continued)
included better than expected revenue and earnings growth. The company also added partnerships more quickly than expected, particularly for its OmniAb platform to develop human therapeutic antibodies. In addition, Ligand Pharmaceuticals announced a partnership for its internally developed diabetes program. During the period, Trex Company performed well primarily due to a significant acceleration of organic growth. In our view, the reasons behind its strong growth are the company’s best-of-breed products, its strong support of the channel that trains its installers via a Trex university the company established in 2017, and a shift in the market away from wood decks to composite materials.
Positions in Healthcare Services Group, WageWorks and Westwood Holding Group detracted most from our portion of the Fund’s results. Healthcare Services Group provides housekeeping, laundry, linen, facility maintenance and food services to the health care industry. The catalyst for its shares’ decline was a downgrade of the stock by a sell-side firm. Its call on the stock was based on 2018 being a period of digestion of several large contracts and concerns about customer credit quality. Shares of WageWorks, which provides tax-advantaged programs for employee spending account benefits, declined after filing a 10-K, or financial statement, extension. The company noted material internal control weaknesses for financial reporting in fiscal 2016 and 2017, citing revenue recognition for a government contract in fiscal 2016. Shares of Westwood Holdings Group, an investment advisory services provider, declined as the firm’s assets under management remained relatively flat during the period. Additionally, the firm’s chief investment officer announced that he is retiring, and the firm had not yet named a successor. Finally, the firm’s investment in technology hampered its earnings growth. We continued to hold all three positions at the end of the period.
BMO: Our portion of the Fund underperformed the benchmark in large part because of our emphasis on attractively valued securities during a period when value-oriented equities underperformed growth-oriented equities. In addition, our strategy’s style detracted, as the Russell 2000 Value Index underperformed the broad Russell 2000 Index for the period. Both sector allocation and stock selection overall detracted from relative results. Weak stock selection can be explained by our stock selection model, which is designed to identify fundamentally strong, attractively valued stocks with positive investor sentiment. While company fundamentals were a positive contributor to performance, valuations and investor sentiment detracted.
More specifically, stock selection in the financials, utilities and energy sectors detracted most from our portion of the Fund’s relative results. Having overweight positions in financials and utilities, which each underperformed the benchmark during the period, also hurt. The strongest-contributing sectors to our portion of the Fund were consumer discretionary, telecommunication services and materials, wherein stock selection supported relative results. Having an underweight allocation to telecommunication services, which underperformed the benchmark during the period, also helped.
From an individual holdings perspective, the biggest detractors from our portion of the Fund’s results included Mack-Cali Realty, an office real estate investment trust (REIT) with holdings throughout the northeast U.S. The company suffered deteriorating fundamentals, coupled with management turnover, which was met with negative investor sentiment. We exited the position based on weakening fundamentals. A position in Hilltop Holdings, a Dallas-based financial holding company, detracted from performance, driven by lower than expected earnings. One-time events, such as the impact from Hurricanes Harvey/Irma, affected its results. We maintained the position, however, as company valuations remained attractive relative to peers, in our view. PNM Resources, an energy holding company, detracted as well, driven primarily by a difficult regulatory environment. Though the company experienced headwinds early in the period, its performance subsequently improved, and we maintained the position based on both what we saw as its attractive valuation and its strong fundamental characteristics.
Conversely, individual positive contributors included Enanta Pharmaceuticals, a company within the biotechnology industry, which benefited during the period from improved earnings through an increase in revenues. In addition, the Food and Drug Administration awarded “fast track” designation to a few of its newest development programs. The company’s strong performance led to less attractive valuations, in our view, and so we eliminated the position from our portion of the Fund. Shares of Deckers Outdoor, a casual lifestyle footwear and clothing company, posted strong returns, contributing positively to our portion of the Fund’s relative results. The company accelerated earnings through organic growth in both the U.S. and international markets and saw an improvement in operating margins. Another strong contributor to relative results was Integer Holdings, a leading medical device outsource manufacturer. The company benefited during the period from improved earnings, a refocused product line and a significant reduction of debt.
6	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
CMIA: Our portion of the Fund underperformed the Russell 2000 Value Index, against which our portion of the Fund is managed, primarily due to market dynamics during the second half of the period. Investors increased their U.S. small cap exposure, primarily through passive investment vehicles, as it was generally believed small caps should be able to better weather potential global trade wars, as smaller cap equities usually derive more of their revenues domestically when compared to larger, multinational companies. However, due to the strong inflows into passive investment vehicles, the smallest and cheapest areas of the small cap market performed best. Our portion of the Fund is generally underweight in this market segment, as many of these names, in our view, do not have the liquidity we require and are more risky than our strategy seeks. Over the long term, we believe fundamentals drive stock prices; however, during periods dominated by these market dynamics, our portion of the Fund underperformed.
Both stock selection and sector allocation detracted from our portion of the Fund’s relative results during the period. Stock selection in industrials, energy and financials hurt most. Having an underweight to energy, which outperformed the Russell 2000 Value Index during the period, and an overweight to financials, which lagged the Russell 2000 Value Index during the period, also dampened relative results. Having a position in cash during a period when the Russell 2000 Value Index generated double-digit gains detracted as well. Only partially offsetting these detractors was effective stock selection in the materials sector, which contributed most positively. Having underweighted allocations to the real estate and telecommunication services sectors, which each lagged the Russell 2000 Value Index during the period, also added value.
Among the biggest individual detractors from our portion of the Fund’s results was concrete producer U.S. Concrete, which saw its shares fall after announcing disappointing quarterly results in February 2018, with the particularly snowy winter weather impacting its results. A position in homebuilder William Lyon Homes also detracted. Its shares sold off alongside other home building firms at the beginning of 2018, and its share price continued to decline as the calendar year progressed, as concerns regarding rising interest rates negatively affected the homebuilding industry. A position in technology firm Extreme Networks was another notable detractor. Shares in the network infrastructure developer dropped substantially after reporting consecutive quarterly results that disappointed investors as the firm struggled to integrate its recent acquisitions. We maintained our portion of the Fund’s positions in U.S. Concrete and William Lyon Homes at the end of the period but sold its position in Extreme Networks.
From an individual holdings perspective, the top three positive contributors to our portion of the Fund’s results were airline SkyWest, apparel company American Eagle Outfitters and paper and packaging manufacturer KapStone Paper and Packaging. Shares of SkyWest climbed early in the period after the company announced it had ordered 45 new aircrafts and reached new flying agreements. Its shares also jumped toward the end of the period when the company posted strong quarterly results driven by improved operational performance. American Eagle Outfitters’ shares rose during a strong holiday season and after posting strong quarterly results driven by better store traffic despite mall-related headwinds. KapStone Paper and Packaging announced in January 2018 it would be acquired by a competitor at a significant premium to its stock price at the time, and its share price rose substantially on the news. At the end of the period, our portion of the Fund maintained positions in SkyWest and American Eagle Outfitters, but we exited the position in KapStone Paper and Packaging on the acquisition announcement.
Sector weighting changes were driven by bottom-up stock selection
DGHM: We initiated a position in our portion of the Fund during the period in NorthWestern, a 100% regulated electric and gas utility primarily operating in Montana and South Dakota, with smaller operations in Nebraska, Wyoming and North Dakota. In our view, the company’s return on equity was solid, and its valuation was attractive versus both its utilities peers and versus the broader U.S. equity market. We also believed the company was less exposed to rising inflation than its peers due to a relatively large portion of existing renewable energy generation and less capital growth, leading to positive free cash flow. We established a position in Ciena, an optical networking equipment, software and services provider. We believed the company could benefit from demand for faster, more efficient and automated networking products, driven by cloud, video streaming, on demand and mobile applications, as well as from long-term industry trends, like 5G and Fiber Deep. We like that Ciena had diversified its end-markets and that it was a technology leader, with the first 400 gigabyte products in the market. In our view, Ciena’s stock had strong appreciation potential. Conversely, as mentioned earlier, we sold our portion of the Fund’s positions in ABM Industries and Edgewell Personal Care during the period.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2018	7

Manager Discussion of Fund Performance  (continued)
We do not engage in significant sector timing activities. Based on individual stock selection, our portion of the Fund was overweight relative to the benchmark in financials, industrials and utilities and was underweight non-cyclicals, technology and consumer cyclicals at the end of the period.
EAM: We initiated a Fund position in Tabula Rasa Healthcare, a provider of technology-enabled medication services that optimizes medication regimens. We bought the position on what we viewed as solid fundamental performance and an outlook supported by its competitive position in the medication management and safety space; a favorable secular backdrop with medication management and pharmacists paying a more integral role in value-based care; and the potential for 2018 revenue outperformance and potential for organic revenue growth. We established a position in Carvana, a next-generation, e-commerce-based, pre-owned auto retailer, on reported substantial organic growth and gross profit expansion. We purchased shares of Freshpet, a major manufacturer of fresh, refrigerated pet food. In our view, Freshpet had benefited from industry trends toward wholesome pet food, as the only pure fresh pet food offering. Freshpet reported accelerating monthly sales significantly above market estimates, attributed to its stepped-up advertising campaign.
We sold our portion of the Fund’s position in New Relic, credited with having created the first software-as-a-service full-service application for performance management and monitoring products. Its shares had increased substantially since we bought the stock in April 2017 and had reached, in our view, full valuation and a plateau in new business accounts. We exited our portion of the Fund’s position in Conn’s, a specialty retailer of home-related goods, including consumer electronics, appliances, furniture and mattresses. We sold the stock as it had pulled back on difficult year-over-year comparisons, earnings headwinds from Hurricane Harvey and overall deceleration in consumer/retail industry sales. We eliminated our portion of the Fund’s position in GrubHub, a leading online and mobile provider of food delivery and pick-up services, as its shares came under pressure after the company failed to meet expectations in daily average orders. Additionally, we believed investors may well be sensitive to potential execution-related risks from its new partnership with Yum! Brands.
Changes in sector allocation are a by-product of our purely bottom-up investment process. That said, overall, we increased our portion of the Fund’s exposure relative to the benchmark in consumer discretionary and consumer staples during the period. We decreased relative allocations to information technology and industrials. As of August 31, 2018, our portion of the Fund was overweight relative to the benchmark in health care, information technology and telecommunication services and underweight relative to the benchmark in financials, real estate, industrials, energy, materials and utilities. Our portion of the Fund was rather neutrally weighted to the benchmark in consumer staples at the end of the period.
Conestoga: During the period, we established a new position in our portion of the Fund in Novanta, a leading global supplier of photonics, vision and motion control solutions. We believed its management’s growth forecast and acquisition strategy could lead to revenue and earnings growth consistent with our long-term investment criteria. We initiated a position in Mercury Systems, a leading commercial provider of secure sensors and safety-critical processing subsystems sold to defense prime contractors. In our view, the company was benefiting from a number of tailwinds, including a stronger defense budget and the U.S. military’s focus on weapons modernization. Conversely, we sold our portion of the Fund’s position in EXA, a developer and distributor of computer-aided engineering software. On September 28, 2017, EXA received a tender offer for 100% of the company by Dassault Systems at a 43% premium to the previous trading day’s close, and so we exited the position, taking profits. We eliminated our portion of the Fund’s position in CoStar Group, which provides technology services to the real estate industry, as its market capitalization climbed above the portfolio’s small cap investment criteria.
At Conestoga, sector allocations are driven more by our bottom-up stock selection process than by any top-down or sector level research. That said, we did not make any material changes in sector weightings relative to the benchmark during the period. At the end of August 2018, our portion of the Fund was overweight relative to the benchmark in industrials, information technology, health care and consumer staples and was underweight in financials, consumer discretionary, energy and financials.
BMO: During the period, we established a position in our portion of the Fund in W&T Offshore, an oil and natural gas producer. In our view, the company has positive investor sentiment, attractive valuations and strong fundamental characteristics. We initiated a position in DSW, a company that operates as a branded footwear and accessories retailer, based on improving company fundamentals and positive investor sentiment. We later added to the position due to its valuations ranking in the top decile in the small cap value universe. Conversely, we sold our portion of the Fund’s position in Tronox, a company engaged in the exploration and mining of mineral sands deposits. We eliminated the position as its
8	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
valuations became stretched following its strong performance. We exited our portion of the Fund’s position in Pacific Ethanol, which produces and markets low-carbon renewable fuels in the U.S. Despite its attractive valuations, we sold the position based on the stock’s relative ranking within the small cap value universe, driven by rapidly decreasing investor sentiment.
As a result of our bottom-up stock attractiveness strategy, rather than top-down sector positioning, our portion of the Fund’s weights to consumer discretionary, energy, information technology and telecommunication services increased and its weights in industrials, real estate and consumer staples decreased. As of August 31, 2018, our portion of the Fund was overweight relative to the benchmark in health care, industrials, information technology, materials, telecommunication services and utilities and was underweight relative to the benchmark in consumer discretionary, consumer staples, financials and real estate. Our portion of the Fund was rather neutrally weighted compared to the benchmark in energy at the end of August 2018.
CMIA: During the period, we established positions in footwear and headwear retailer Genesco and retail and commercial banking services provider TCF Financial. We purchased these names as, in our view, they each met our value criteria, were exhibiting upward progress and had strong fundamentals. Each performed strongly from their respective purchase dates through the end of the period. In addition to the sales already mentioned, we exited our portion of the Fund’s position in specialty restaurant chain owner and operator Red Robin Gourmet Burgers, as the company had been facing pressure from competitors and had missed earnings estimates.
In general, changes in sector weights are a function of the number of value opportunities with upward inflection points we can find. Based on our individual fundamental, bottom-up stock selection process, notable sector shifts in our portion of the Fund during the period included increased allocations to industrials and financials and decreased exposure to materials and information technology. At the end of the period, our portion of the Fund was overweight relative to the Russell 2000 Value Index in financials, industrials, materials and health care. Our portion of the Fund was underweight relative to the Russell 2000 Value Index in real estate, information technology, consumer discretionary and energy at the end of August 2018.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund.See the Fund’s prospectus for information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2018	9

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2018 — August 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,169.10	1,018.45	7.33	6.82	1.34
Institutional Class	1,000.00	1,000.00	1,170.80	1,019.71	5.96	5.55	1.09
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
10	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2018

Portfolio of Investments
August 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 88.3%
Issuer	Shares	Value ($)
Consumer Discretionary 9.6%
Auto Components 2.1%
American Axle & Manufacturing Holdings, Inc.(a)	190,707	3,377,421
Cooper-Standard Holding, Inc.(a)	55,641	7,702,384
Dorman Products, Inc.(a)	75,825	6,140,309
Fox Factory Holding Corp.(a)	195,637	12,921,824
Stoneridge, Inc.(a)	100,854	3,018,560
Tenneco, Inc.	34,217	1,464,145
Tower International, Inc.	118,420	4,002,596
Total		38,627,239
Diversified Consumer Services 1.6%
Adtalem Global Education, Inc.(a)	72,000	3,445,200
Bright Horizons Family Solutions, Inc.(a)	11,705	1,397,928
Chegg, Inc.(a)	43,260	1,400,759
Grand Canyon Education, Inc.(a)	73,400	8,744,876
ServiceMaster Global Holdings, Inc.(a)	89,884	5,417,308
Sotheby’s (a)	149,000	7,154,980
Strategic Education, Inc.	10,179	1,412,540
Total		28,973,591
Hotels, Restaurants & Leisure 0.7%
BJ’s Restaurants, Inc.	20,023	1,515,741
Brinker International, Inc.	63,000	2,789,640
Dine Brands Global, Inc.	39,000	3,253,380
Fiesta Restaurant Group, Inc.(a)	33,561	964,879
Planet Fitness, Inc., Class A(a)	24,613	1,264,370
SeaWorld Entertainment, Inc.(a)	50,944	1,493,678
Wingstop, Inc.	21,154	1,416,260
Total		12,697,948
Household Durables 0.6%
Cavco Industries, Inc.(a)	5,974	1,466,020
iRobot Corp.(a)	12,945	1,469,257
KB Home	121,001	3,006,875
Roku, Inc.(a)	23,289	1,385,463
Turtle Beach Corp.(a)	37,234	853,031
William Lyon Homes, Inc., Class A(a)	100,000	1,957,000
Total		10,137,646
Common Stocks (continued)
Issuer	Shares	Value ($)
Internet & Direct Marketing Retail 0.1%
Stitch Fix, Inc., Class A(a)	38,796	1,574,342
Leisure Products 0.2%
Callaway Golf Co.	64,935	1,481,167
Johnson Outdoors, Inc., Class A	19,655	1,990,659
Malibu Boats, Inc., Class A(a)	23,028	1,110,180
Total		4,582,006
Media 1.1%
Cable One, Inc.	6,157	5,157,965
Marcus Corp. (The)	31,180	1,265,908
Nexstar Media Group, Inc., Class A	138,734	11,376,188
Sinclair Broadcast Group, Inc., Class A	53,798	1,557,452
World Wrestling Entertainment, Inc., Class A	11,765	1,028,379
Total		20,385,892
Multiline Retail 0.1%
Ollie’s Bargain Outlet Holdings, Inc.(a)	11,394	992,417
Specialty Retail 2.9%
Aaron’s, Inc.	68,000	3,380,960
American Eagle Outfitters, Inc.	407,183	10,570,471
At Home Group, Inc.(a)	7,155	246,204
Boot Barn Holdings, Inc.(a)	37,081	1,109,834
Caleres, Inc.	141,599	5,731,927
Carvana Co.(a)	19,308	1,250,000
Chico’s FAS, Inc.	435,122	3,968,313
Children’s Place, Inc. (The)	17,000	2,392,750
DSW, Inc., Class A	117,098	3,894,679
Five Below, Inc.(a)	10,532	1,226,662
Genesco, Inc.(a)	100,638	5,117,442
Hibbett Sports, Inc.(a)	181,714	3,734,223
Restoration Hardware Holdings, Inc.(a)	7,554	1,201,086
Sleep Number Corp.(a)	156,743	5,282,239
Tailored Brands, Inc.	80,445	1,893,675
Urban Outfitters, Inc.(a)	22,645	1,052,540
Total		52,053,005
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
August 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 0.2%
Deckers Outdoor Corp.(a)	26,747	3,258,854
Total Consumer Discretionary		173,282,940
Consumer Staples 2.2%
Beverages 0.5%
MGP Ingredients, Inc.	112,055	8,640,561
Food & Staples Retailing 0.8%
BJ’s Wholesale Club Holdings, Inc.(a)	121,000	3,569,500
Smart & Final Stores, Inc.(a)	246,161	1,723,127
The Chefs’ Warehouse(a)	166,810	4,904,214
United Natural Foods, Inc.(a)	105,261	3,737,818
Total		13,934,659
Food Products 0.3%
Freshpet, Inc.(a)	41,287	1,533,812
Simply Good Foods Co. (The)(a)	79,265	1,426,770
TreeHouse Foods, Inc.(a)	55,000	2,865,500
Total		5,826,082
Household Products 0.5%
Central Garden & Pet Co., Class A(a)	44,743	1,625,513
WD-40 Co.	45,350	8,047,358
Total		9,672,871
Personal Products 0.1%
Medifast, Inc.	4,227	966,926
Usana Health Sciences, Inc.(a)	8,056	1,062,989
Total		2,029,915
Total Consumer Staples		40,104,088
Energy 3.9%
Energy Equipment & Services 1.4%
C&J Energy Services, Inc.(a)	219,366	4,595,718
Diamond Offshore Drilling, Inc.(a)	129,000	2,247,180
Dril-Quip, Inc.(a)	71,393	3,758,841
Exterran Corp.(a)	71,908	1,969,560
FTS International, Inc.(a)	36,563	403,290
Matrix Service Co.(a)	97,244	2,032,399
Newpark Resources, Inc.(a)	241,206	2,532,663
Oceaneering International, Inc.	53,800	1,520,926
Patterson-UTI Energy, Inc.	104,000	1,781,520
Common Stocks (continued)
Issuer	Shares	Value ($)
Tetra Technologies, Inc.(a)	443,957	2,037,763
US Silica Holdings, Inc.	87,156	1,846,836
Total		24,726,696
Oil, Gas & Consumable Fuels 2.5%
Arch Coal, Inc.	39,500	3,502,465
Callon Petroleum Co.(a)	284,613	3,216,127
Carrizo Oil & Gas, Inc.(a)	90,000	2,179,800
CNX Resources Corp.(a)	240,050	3,826,397
Delek U.S. Holdings, Inc.	53,579	2,920,055
Gulfport Energy Corp.(a)	165,805	1,949,867
Matador Resources Co.(a)	120,400	3,941,896
Oasis Petroleum, Inc.(a)	226,000	3,041,960
PBF Energy, Inc., Class A	39,000	2,024,880
PDC Energy, Inc.(a)	37,246	1,962,492
SM Energy Co.	60,900	1,832,481
Southwestern Energy Co.(a)	496,888	2,792,511
SRC Energy, Inc.(a)	398,314	3,708,303
W&T Offshore, Inc.(a)	351,724	2,381,171
WPX Energy, Inc.(a)	298,153	5,685,778
Total		44,966,183
Total Energy		69,692,879
Financials 16.4%
Banks 8.9%
1st Source Corp.	30,608	1,713,742
Ameris Bancorp	86,000	4,269,900
Associated Banc-Corp.	228,008	6,213,218
BancFirst Corp.	27,549	1,757,626
Banner Corp.	57,801	3,718,338
Cathay General Bancorp	194,119	8,211,234
Central Pacific Financial Corp.	87,698	2,484,484
Chemical Financial Corp.	61,000	3,484,320
Community Bank System, Inc.	78,000	5,158,140
Community Trust Bancorp, Inc.	140,649	6,948,061
Customers Bancorp, Inc.(a)	98,075	2,422,452
Eagle Bancorp, Inc.(a)	42,340	2,280,009
Enterprise Financial Services Corp.	41,596	2,341,855
FCB Financial Holdings, Inc., Class A(a)	45,000	2,331,000
Financial Institutions, Inc.	28,970	935,731
First Horizon National Corp.	321,661	5,924,996

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Franklin Financial Network, Inc.(a)	30,676	1,185,627
Fulton Financial Corp.	311,554	5,670,283
Great Southern Bancorp, Inc.	12,878	763,665
Great Western Bancorp, Inc.	92,435	4,024,620
Hancock Whitney Corp.	247,469	12,757,027
Hanmi Financial Corp.	100,043	2,611,122
Heritage Commerce Corp.	150,000	2,376,000
Heritage Financial Corp.	89,000	3,230,700
Hilltop Holdings, Inc.	153,117	3,177,178
Independent Bank Corp.	58,000	5,283,800
Independent Bank Corp.	58,180	1,451,591
International Bancshares Corp.	79,967	3,746,454
Investors Bancorp, Inc.	288,152	3,688,346
MB Financial, Inc.	37,000	1,793,020
Old National Bancorp	231,069	4,690,701
Pacific Premier Bancorp, Inc.(a)	93,000	3,678,150
Peapack Gladstone Financial Corp.	33,886	1,132,131
Peoples Bancorp, Inc.	23,013	825,246
Renasant Corp.	111,000	5,182,590
S&T Bancorp, Inc.	24,861	1,160,014
Sandy Spring Bancorp, Inc.	243,812	9,508,668
TCF Financial Corp.	145,000	3,675,750
Trico Bancshares	50,076	1,946,955
UMB Financial Corp.	57,000	4,288,680
Union Bankshares Corp.	136,000	5,657,600
WesBanco, Inc.	69,959	3,452,477
Wintrust Financial Corp.	32,967	2,919,228
Total		160,072,729
Capital Markets 1.4%
Greenhill & Co., Inc.	178,934	4,920,685
Houlihan Lokey, Inc.	87,500	4,115,125
Moelis & Co., ADR, Class A	54,500	3,163,725
PJT Partners, Inc.	16,413	950,641
Stifel Financial Corp.	81,440	4,550,053
Virtu Financial, Inc. Class A	58,000	1,264,400
Waddell & Reed Financial, Inc., Class A	101,793	2,037,896
Westwood Holdings Group, Inc.	66,820	3,844,154
Total		24,846,679
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Finance 0.6%
Curo Group Holdings Corp.(a)	48,389	1,493,285
Encore Capital Group, Inc.(a)	71,000	2,751,250
Green Dot Corp., Class A(a)	14,493	1,241,615
Nelnet, Inc., Class A	32,348	1,864,862
SLM Corp.(a)	250,000	2,930,000
Total		10,281,012
Insurance 3.0%
American Equity Investment Life Holding Co.	207,522	7,696,991
AMERISAFE, Inc.	54,000	3,445,200
Argo Group International Holdings Ltd.	112,413	7,160,708
CNO Financial Group, Inc.	457,257	9,881,324
eHealth, Inc.(a)	41,564	1,213,253
Employers Holdings, Inc.	71,095	3,259,706
FBL Financial Group, Inc., Class A	33,024	2,686,502
Health Insurance Innovations, Inc., Class A(a)	34,713	1,836,318
Horace Mann Educators Corp.	193,755	8,970,856
MBIA, Inc.(a)	275,000	2,824,250
National General Holdings Corp.	105,178	2,872,411
Safety Insurance Group, Inc.	22,565	2,182,036
Total		54,029,555
Mortgage Real Estate Investment Trusts (REITS) 0.2%
Blackstone Mortgage Trust, Inc.	69,000	2,350,140
Invesco Mortgage Capital, Inc.	70,000	1,136,100
Total		3,486,240
Thrifts & Mortgage Finance 2.3%
BofI Holding, Inc.(a)	105,000	3,910,200
First Defiance Financial Corp.	32,474	1,038,843
MGIC Investment Corp.(a)	367,000	4,668,240
NMI Holdings, Inc., Class A(a)	121,776	2,630,362
OceanFirst Financial Corp.	85,000	2,482,000
Provident Financial Services, Inc.	233,606	5,893,879
Radian Group, Inc.	292,230	5,941,036
TrustCo Bank Corp.	180,321	1,667,969
Walker & Dunlop, Inc.	63,317	3,450,777

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2018	13

Portfolio of Investments  (continued)
August 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Washington Federal, Inc.	181,430	6,186,763
WSFS Financial Corp.	91,000	4,440,800
Total		42,310,869
Total Financials		295,027,084
Health Care 13.1%
Biotechnology 3.0%
Alder Biopharmaceuticals, Inc.(a)	104,000	1,882,400
Arbutus Biopharma Corp.(a)	103,966	946,091
Deciphera Pharmaceuticals, Inc.(a)	24,807	917,611
Emergent Biosolutions, Inc.(a)	38,612	2,393,944
Genomic Health, Inc.(a)	27,644	1,690,984
Heron Therapeutics, Inc.(a)	28,079	1,082,445
Immunomedics, Inc.(a)	110,678	2,961,743
Ligand Pharmaceuticals, Inc.(a)	62,410	16,207,253
Loxo Oncology, Inc.(a)	5,777	976,198
Madrigal Pharmaceuticals, Inc.(a)	4,871	1,165,192
Mirati Therapeutics, Inc.(a)	23,926	1,353,015
Myriad Genetics, Inc.(a)	96,057	4,782,678
Natera, Inc.(a)	52,399	1,448,308
REGENXBIO, Inc.(a)	12,407	874,073
Repligen Corp.(a)	219,940	12,070,307
Sarepta Therapeutics(a)	8,763	1,209,645
Verastem, Inc.(a)	142,139	1,415,704
Viking Therapeutics, Inc.(a)	109,618	1,432,707
Total		54,810,298
Health Care Equipment & Supplies 4.3%
Angiodynamics, Inc.(a)	59,502	1,334,035
AtriCure, Inc.(a)	44,644	1,542,450
Avanos Medical, Inc.(a)	20,402	1,470,984
AxoGen, Inc.(a)	19,863	870,993
Cantel Medical Corp.	96,595	9,369,715
CONMED Corp.	41,096	3,305,351
CryoLife, Inc.(a)	35,717	1,239,380
Haemonetics Corp.(a)	14,910	1,664,552
ICU Medical, Inc.(a)	4,484	1,372,104
Inogen, Inc.(a)	5,826	1,543,366
Integer Holdings Corp.(a)	67,686	5,408,111
Invacare Corp.	199,938	3,039,058
iRhythm Technologies, Inc.(a)	15,629	1,454,904
Common Stocks (continued)
Issuer	Shares	Value ($)
Lantheus Holdings, Inc.(a)	94,706	1,524,767
LeMaitre Vascular, Inc.	156,700	5,877,817
LivaNova PLC(a)	21,000	2,636,550
Masimo Corp.(a)	11,995	1,414,091
Meridian Bioscience, Inc.	56,545	887,756
Merit Medical Systems, Inc.(a)	95,785	5,636,947
Natus Medical, Inc.(a)	44,679	1,666,527
Neogen Corp.(a)	143,482	13,406,958
Novocure Ltd.(a)	36,209	1,631,215
Orthofix Medical, Inc.(a)	35,643	1,909,039
Sientra, Inc.(a)	54,662	1,373,109
STAAR Surgical Co.(a)	28,992	1,382,918
Tactile Systems Technology, Inc.(a)	24,312	1,645,193
Tandem Diabetes Care, Inc.(a)	37,323	1,705,288
ViewRay, Inc.(a)	91,770	925,042
Total		77,238,220
Health Care Providers & Services 1.3%
Amedisys, Inc.(a)	7,608	951,076
BioTelemetry, Inc.(a)	28,244	1,745,479
Encompass Health Corp.	16,684	1,361,248
Ensign Group, Inc. (The)	26,592	1,038,949
HealthEquity, Inc.(a)	16,138	1,520,361
LHC Group, Inc.(a)	115,936	11,469,549
Molina Healthcare, Inc.(a)	23,000	3,174,000
National Research Corp., Class A	56,535	2,213,345
Total		23,474,007
Health Care Technology 2.9%
Allscripts Healthcare Solutions, Inc.(a)	547,328	7,996,462
Computer Programs & Systems, Inc.	41,894	1,143,706
HealthStream, Inc.	185,750	5,893,848
HMS Holdings Corp.(a)	96,455	3,091,383
Inspire Medical Systems, Inc.(a)	30,279	1,665,042
Medidata Solutions, Inc.(a)	81,775	6,949,239
Omnicell, Inc.(a)	219,919	15,119,431
Quality Systems, Inc.(a)	68,631	1,570,964
Tabula Rasa HealthCare, Inc.(a)	13,637	1,195,556
Teladoc, Inc.(a)	17,876	1,386,284
Vocera Communications, Inc.(a)	180,600	5,988,696
Total		52,000,611

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services 0.6%
Bio-Techne Corp.	35,709	6,862,199
Cambrex Corp.(a)	30,091	2,028,133
Medpace Holdings, Inc.(a)	20,768	1,241,719
Total		10,132,051
Pharmaceuticals 1.0%
Amneal Pharmaceuticals, Inc.(a)	118,000	2,725,800
Assertio Therapeutics, Inc.(a)	194,988	1,244,023
Horizon Pharma PLC(a)	180,000	3,805,200
Phibro Animal Health Corp., Class A	66,136	3,121,619
Prestige Consumer Healthcare, Inc.(a)	95,346	3,670,821
Reata Pharmaceuticals, Inc., Class A(a)	20,788	1,795,252
Zogenix, Inc.(a)	20,043	968,077
Total		17,330,792
Total Health Care		234,985,979
Industrials 16.1%
Aerospace & Defense 0.9%
Aerovironment, Inc.(a)	18,640	1,639,574
Esterline Technologies Corp.(a)	20,312	1,745,816
Mercury Systems, Inc.(a)	128,540	7,006,716
Moog, Inc., Class A	71,973	5,679,390
Total		16,071,496
Air Freight & Logistics 0.4%
Forward Air Corp.	102,625	6,594,683
Airlines 0.5%
Hawaiian Holdings, Inc.	134,722	5,590,963
Skywest, Inc.	62,500	4,081,250
Total		9,672,213
Building Products 2.9%
AAON, Inc.	221,650	8,954,660
Apogee Enterprises, Inc.	31,846	1,567,460
Armstrong World Industries, Inc.(a)	57,000	3,978,600
Continental Building Product(a)	136,573	5,094,173
Gibraltar Industries, Inc.(a)	122,847	5,577,254
PGT, Inc.(a)	53,101	1,290,354
Quanex Building Products Corp.	96,615	1,584,486
Common Stocks (continued)
Issuer	Shares	Value ($)
Simpson Manufacturing Co., Inc.	175,529	13,475,361
Trex Co., Inc.(a)	128,635	10,895,385
Total		52,417,733
Commercial Services & Supplies 1.5%
ACCO Brands Corp.	537,301	6,662,532
Deluxe Corp.	20,716	1,226,802
Healthcare Services Group, Inc.	141,450	5,829,154
Herman Miller, Inc.	74,492	2,853,044
Kimball International, Inc., Class B	59,937	1,047,099
Rollins, Inc.	46,225	2,777,198
Steelcase, Inc., Class A	186,161	2,717,951
Tetra Tech, Inc.	20,361	1,421,198
Unifirst Corp.	14,009	2,594,467
Total		27,129,445
Construction & Engineering 0.8%
EMCOR Group, Inc.	36,256	2,904,105
Granite Construction, Inc.	61,500	2,809,320
MasTec, Inc.(a)	72,735	3,185,793
Quanta Services, Inc.(a)	168,779	5,838,066
Total		14,737,284
Electrical Equipment 0.5%
Atkore International Group, Inc.(a)	163,195	4,468,279
Sunrun, Inc.(a)	178,500	2,341,920
Vicor Corp.(a)	22,343	1,395,320
Total		8,205,519
Machinery 4.1%
Albany International Corp., Class A	17,311	1,335,544
Allison Transmission Holdings, Inc.	27,901	1,385,564
Barnes Group, Inc.	56,000	3,811,360
Chart Industries, Inc.(a)	12,637	954,725
Columbus McKinnon Corp.	36,265	1,542,350
Douglas Dynamics, Inc.	86,930	3,981,394
ESCO Technologies, Inc.	110,799	7,495,552
Global Brass & Copper Holdings, Inc.	156,099	6,017,617
Greenbrier Companies, Inc. (The)	131,739	7,640,862
ITT, Inc.	21,281	1,257,920
John Bean Technologies Corp.	51,400	6,080,620
Kennametal, Inc.	95,500	3,900,220

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2018	15

Portfolio of Investments  (continued)
August 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Meritor, Inc.(a)	63,875	1,383,533
Mueller Industries, Inc.	108,456	3,467,338
Navistar International Corp.(a)	97,000	4,226,290
Proto Labs, Inc.(a)	68,700	10,679,415
Rexnord Corp.(a)	71,595	2,078,403
Sun Hydraulics Corp.	137,800	6,936,852
Total		74,175,559
Professional Services 3.0%
ASGN, Inc.(a)	72,216	6,686,479
Exponent, Inc.	223,300	11,689,755
FTI Consulting, Inc.(a)	16,390	1,249,246
ICF International, Inc.	110,528	9,024,611
Kforce, Inc.	70,000	2,943,500
Korn/Ferry International	111,905	7,512,183
TrueBlue, Inc.(a)	101,066	2,961,234
Wageworks, Inc.(a)	203,875	10,907,312
Total		52,974,320
Road & Rail 0.5%
ArcBest Corp.	53,626	2,579,411
Covenant Transportation Group, Inc., Class A(a)	161,174	4,814,267
Hertz Global Holdings, Inc.(a)	110,879	1,952,579
Total		9,346,257
Trading Companies & Distributors 1.0%
EnviroStar, Inc.	47,250	2,232,562
GATX Corp.	14,957	1,263,119
NOW, Inc.(a)	85,100	1,462,869
Rush Enterprises, Inc., Class A	61,976	2,662,489
SiteOne Landscape Supply, Inc.(a)	90,525	8,180,744
Triton International Ltd.	73,500	2,776,830
Total		18,578,613
Total Industrials		289,903,122
Information Technology 13.8%
Communications Equipment 1.0%
Ciena Corp.(a)	421,291	13,304,370
Comtech Telecommunications Corp.	115,500	4,140,675
Total		17,445,045
Common Stocks (continued)
Issuer	Shares	Value ($)
Electronic Equipment, Instruments & Components 2.5%
Benchmark Electronics, Inc.	69,189	1,788,536
Control4 Corp.(a)	35,733	1,158,106
Insight Enterprises, Inc.(a)	49,734	2,742,333
Mesa Laboratories, Inc.	43,417	8,715,963
Novanta, Inc.(a)	79,037	6,054,234
Rogers Corp.(a)	53,775	7,424,714
Tech Data Corp.(a)	31,089	2,261,725
TTM Technologies, Inc.(a)	643,558	12,034,534
Vishay Intertechnology, Inc.	143,937	3,425,701
Total		45,605,846
Internet Software & Services 2.0%
Alarm.com Holdings, Inc.(a)	25,208	1,418,958
Alteryx, Inc., Class A(a)	20,525	1,191,476
Appfolio, Inc., Class A(a)	17,761	1,516,789
Carbonite, Inc.(a)	33,698	1,400,152
Cornerstone OnDemand, Inc.(a)	25,782	1,458,230
Etsy, Inc.(a)	39,175	1,907,431
Five9, Inc.(a)	27,569	1,324,690
LivePerson, Inc.(a)	59,523	1,601,169
MongoDB, Inc.(a)	17,290	1,244,188
SPS Commerce, Inc.(a)	64,058	6,294,980
Stamps.com, Inc.(a)	37,100	9,217,495
Trade Desk, Inc. (The), Class A(a)	10,786	1,530,318
Twilio, Inc., Class A(a)	17,394	1,403,000
XO Group, Inc.(a)	48,793	1,466,718
Yelp, Inc.(a)	29,903	1,409,029
Yext, Inc.(a)	57,753	1,435,740
Total		35,820,363
IT Services 1.3%
Acxiom Corp.(a)	32,041	1,463,953
CACI International, Inc., Class A(a)	13,578	2,647,710
CSG Systems International, Inc.	44,344	1,656,248
EPAM Systems, Inc.(a)	6,858	980,214
NIC, Inc.	202,500	3,402,000
Perficient, Inc.(a)	42,921	1,233,120
Science Applications International Corp.	36,000	3,247,920
Sykes Enterprises, Inc.(a)	67,498	2,041,140

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Travelport Worldwide Ltd.	182,710	3,392,925
Virtusa Corp.(a)	44,197	2,574,917
Total		22,640,147
Semiconductors & Semiconductor Equipment 2.3%
Amkor Technology, Inc.(a)	286,602	2,502,035
Brooks Automation, Inc.	36,247	1,428,494
Cohu, Inc.	168,152	4,435,850
Cree, Inc.(a)	50,000	2,405,500
Diodes, Inc.(a)	121,776	4,617,746
Entegris, Inc.	122,860	4,164,954
Ichor Holdings Ltd.(a)	58,500	1,516,905
Kulicke & Soffa Industries, Inc.	101,000	2,604,790
NVE Corp.	37,950	4,314,156
Rambus, Inc.(a)	358,333	4,378,829
Rudolph Technologies, Inc.(a)	84,160	2,339,648
Semtech Corp.(a)	24,590	1,469,253
Teradyne, Inc.	151,710	6,248,935
Total		42,427,095
Software 4.4%
ACI Worldwide, Inc.(a)	248,200	7,051,362
Aspen Technology, Inc.(a)	12,469	1,438,424
Avaya Holdings Corp.(a)	125,000	2,920,000
Blackbaud, Inc.	82,725	8,650,553
Blackline, Inc.(a)	108,200	5,708,632
Bottomline Technologies de, Inc.(a)	206,393	13,615,746
Descartes Systems Group, Inc. (The)(a)	325,500	11,392,500
Ebix, Inc.	29,000	2,309,850
Everbridge, Inc.(a)	22,205	1,336,963
Fair Isaac Corp.(a)	6,978	1,611,778
Glu Mobile, Inc.(a)	174,862	1,346,437
HubSpot, Inc.(a)	8,625	1,239,413
Paylocity Holding Corp.(a)	18,330	1,456,135
PROS Holdings, Inc.(a)	229,523	8,464,808
Rapid7, Inc.(a)	32,740	1,249,031
RingCentral, Inc., Class A(a)	16,504	1,537,348
SailPoint Technologies Holding, Inc.(a)	41,492	1,283,348
Tyler Technologies, Inc.(a)	17,325	4,278,409
Common Stocks (continued)
Issuer	Shares	Value ($)
Verint Systems, Inc.(a)	26,989	1,310,316
Zendesk, Inc.(a)	19,383	1,335,295
Total		79,536,348
Technology Hardware, Storage & Peripherals 0.3%
3D Systems Corp.(a)	59,092	1,202,522
Electronics for Imaging, Inc.(a)	52,000	1,809,080
Pure Storage, Inc., Class A(a)	52,469	1,408,268
USA Technologies, Inc.(a)	79,386	1,290,023
Total		5,709,893
Total Information Technology		249,184,737
Materials 4.1%
Chemicals 2.2%
Balchem Corp.	74,150	8,222,493
Ingevity Corp.(a)	14,881	1,503,130
Koppers Holdings, Inc.(a)	57,268	2,030,151
Kraton Performance Polymers, Inc.(a)	70,085	3,296,097
Orion Engineered Carbons SA	339,438	12,219,768
PolyOne Corp.	135,164	5,712,031
Stepan Co.	32,985	2,942,592
Trinseo SA	42,885	3,308,578
Total		39,234,840
Construction Materials 0.1%
U.S. Concrete, Inc.(a)	28,500	1,373,700
Containers & Packaging 0.1%
Owens-Illinois, Inc.(a)	73,190	1,293,267
Metals & Mining 1.1%
Allegheny Technologies, Inc.(a)	146,000	3,946,380
Carpenter Technology Corp.	61,000	3,639,870
Cleveland-Cliffs, Inc.(a)	242,000	2,432,100
Kaiser Aluminum Corp.	60,221	6,599,619
Materion Corp.	61,000	3,891,800
Total		20,509,769

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2018	17

Portfolio of Investments  (continued)
August 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Paper & Forest Products 0.6%
Boise Cascade Co.	60,254	2,633,100
Domtar Corp.	29,463	1,499,667
Louisiana-Pacific Corp.	145,666	4,247,620
Neenah, Inc.	23,000	2,098,750
Total		10,479,137
Total Materials		72,890,713
Real Estate 5.0%
Equity Real Estate Investment Trusts (REITS) 4.5%
American Assets Trust, Inc.	170,253	6,724,994
Ashford Hospitality Trust, Inc.	114,106	740,548
Brandywine Realty Trust	733,340	12,290,778
Chesapeake Lodging Trust	238,709	7,855,913
Cousins Properties, Inc.	712,811	6,664,783
First Industrial Realty Trust, Inc.	207,574	6,737,852
Hersha Hospitality Trust	438,558	10,349,969
Hudson Pacific Properties, Inc.	72,000	2,436,480
Kite Realty Group Trust	155,653	2,720,814
Mack-Cali Realty Corp.	138,500	3,024,840
Piedmont Office Realty Trust, Inc.	192,461	3,818,426
Preferred Apartment Communities, Inc., Class A	155,707	2,774,699
PS Business Parks, Inc.	31,000	4,043,330
Saul Centers, Inc.	16,294	977,640
STAG Industrial, Inc.	64,404	1,859,344
Sunstone Hotel Investors, Inc.	230,000	3,859,400
Xenia Hotels & Resorts, Inc.	164,050	3,979,853
Total		80,859,663
Real Estate Management & Development 0.5%
Kennedy-Wilson Holdings, Inc.	283,626	6,083,778
Realogy Holdings Corp.	129,799	2,776,400
Total		8,860,178
Total Real Estate		89,719,841
Telecommunication Services 0.7%
Diversified Telecommunication Services 0.6%
Iridium Communications, Inc.(a)	278,685	5,643,371
Vonage Holdings Corp.(a)	349,610	4,957,470
Total		10,600,841
Common Stocks (continued)
Issuer	Shares	Value ($)
Wireless Telecommunication Services 0.1%
Boingo Wireless, Inc.(a)	42,271	1,398,325
Total Telecommunication Services		11,999,166
Utilities 3.4%
Electric Utilities 1.9%
El Paso Electric Co.	164,896	10,108,125
IDACORP, Inc.	47,537	4,651,496
PNM Resources, Inc.	150,496	5,861,819
Portland General Electric Co.	276,398	12,824,867
Total		33,446,307
Gas Utilities 0.8%
New Jersey Resources Corp.	116,000	5,289,600
ONE Gas, Inc.	46,000	3,612,380
South Jersey Industries, Inc.	114,000	3,782,520
Southwest Gas Holdings, Inc.	33,000	2,551,560
Total		15,236,060
Multi-Utilities 0.7%
Black Hills Corp.	66,841	3,933,593
NorthWestern Corp.	144,013	8,635,019
Total		12,568,612
Total Utilities		61,250,979
Total Common Stocks (Cost $1,306,112,005)		1,588,041,528

Exchange-Traded Funds 8.9%
	Shares	Value ($)
iShares Russell 2000 Growth ETF	729,978	160,836,053
Total Exchange-Traded Funds (Cost $142,385,047)		160,836,053

Money Market Funds 2.9%

Columbia Short-Term Cash Fund, 2.058%(b),(c)	52,399,234	52,393,994
Total Money Market Funds (Cost $52,394,074)		52,393,994
Total Investments in Securities (Cost: $1,500,891,126)		1,801,271,575
Other Assets & Liabilities, Net		(1,840,501)
Net Assets		1,799,431,074

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.058%
	30,072,528	790,999,185	(768,672,479)	52,399,234	(4,349)	(118)	600,362	52,393,994
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2018	19

Portfolio of Investments  (continued)
August 31, 2018
Fair value measurements  (continued)
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Consumer Discretionary	173,282,940	—	—	—	173,282,940
Consumer Staples	40,104,088	—	—	—	40,104,088
Energy	69,692,879	—	—	—	69,692,879
Financials	295,027,084	—	—	—	295,027,084
Health Care	234,985,979	—	—	—	234,985,979
Industrials	289,903,122	—	—	—	289,903,122
Information Technology	249,184,737	—	—	—	249,184,737
Materials	72,890,713	—	—	—	72,890,713
Real Estate	89,719,841	—	—	—	89,719,841
Telecommunication Services	11,999,166	—	—	—	11,999,166
Utilities	61,250,979	—	—	—	61,250,979
Total Common Stocks	1,588,041,528	—	—	—	1,588,041,528
Exchange-Traded Funds	160,836,053	—	—	—	160,836,053
Money Market Funds	—	—	—	52,393,994	52,393,994
Total Investments in Securities	1,748,877,581	—	—	52,393,994	1,801,271,575
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2018

Statement of Assets and Liabilities
August 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,448,497,052)	$1,748,877,581
Affiliated issuers (cost $52,394,074)	52,393,994
Receivable for:
Investments sold	1,340,843
Capital shares sold	2,688,207
Dividends	955,335
Expense reimbursement due from Investment Manager	983
Prepaid expenses	8,296
Trustees’ deferred compensation plan	46,364
Total assets	1,806,311,603
Liabilities
Due to custodian	286,685
Payable for:
Investments purchased	3,525,734
Capital shares purchased	2,483,006
Management services fees	39,809
Distribution and/or service fees	31
Transfer agent fees	351,018
Compensation of chief compliance officer	84
Other expenses	147,798
Trustees’ deferred compensation plan	46,364
Total liabilities	6,880,529
Net assets applicable to outstanding capital stock	$1,799,431,074
Represented by
Paid in capital	1,389,510,932
Excess of distributions over net investment income	(49,275)
Accumulated net realized gain	109,588,968
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	300,380,529
Investments - affiliated issuers	(80)
Total - representing net assets applicable to outstanding capital stock	$1,799,431,074
Class A
Net assets	$4,544,709
Shares outstanding	255,760
Net asset value per share	$17.77
Institutional Class
Net assets	$1,794,886,365
Shares outstanding	101,131,267
Net asset value per share	$17.75
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2018	21

Statement of Operations
Year Ended August 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$12,534,475
Dividends — affiliated issuers	600,362
Foreign taxes withheld	(32,963)
Total income	13,101,874
Expenses:
Management services fees	10,337,126
Distribution and/or service fees
Class A	12,362
Transfer agent fees
Class A	14,654
Institutional Class	3,617,987
Compensation of board members	32,910
Custodian fees	49,005
Printing and postage fees	294,500
Registration fees	64,787
Audit fees	37,564
Legal fees	28,871
Line of credit interest	4,215
Compensation of chief compliance officer	477
Other	37,811
Total expenses	14,532,269
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(943,335)
Total net expenses	13,588,934
Net investment loss	(487,060)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	134,896,294
Investments — affiliated issuers	(4,349)
Net realized gain	134,891,945
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	162,273,067
Investments — affiliated issuers	(118)
Net change in unrealized appreciation (depreciation)	162,272,949
Net realized and unrealized gain	297,164,894
Net increase in net assets resulting from operations	$296,677,834
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended August 31, 2018	Year Ended August 31, 2017 (a)
Operations
Net investment loss	$(487,060)	$(2,169,630)
Net realized gain	134,891,945	101,038,957
Net change in unrealized appreciation (depreciation)	162,272,949	36,188,545
Net increase in net assets resulting from operations	296,677,834	135,057,872
Distributions to shareholders
Net investment income
Class A	—	(715,704)
Institutional Class	(690,526)	—
Net realized gains
Class A	(382,132)	(11,307,853)
Institutional Class	(90,388,847)	—
Total distributions to shareholders	(91,461,505)	(12,023,557)
Increase (decrease) in net assets from capital stock activity	624,555,700	(103,971,871)
Total increase in net assets	829,772,029	19,062,444
Net assets at beginning of year	969,659,045	950,596,601
Net assets at end of year	$1,799,431,074	$969,659,045
Excess of distributions over net investment income	$(49,275)	$(97,155)

	Year Ended		Year Ended
	August 31, 2018		August 31, 2017 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	48	794	8,100,484	116,177,389
Distributions reinvested	24,862	381,884	813,499	12,023,520
Redemptions	(115,727)	(1,865,179)	(79,570,365)	(1,163,521,713)
Net decrease	(90,817)	(1,482,501)	(70,656,382)	(1,035,320,804)
Institutional Class
Subscriptions	49,283,161	820,047,143	69,535,667	1,020,885,223
Distributions reinvested	5,948,999	91,079,165	—	—
Redemptions	(17,613,056)	(285,088,107)	(6,023,504)	(89,536,290)
Net increase	37,619,104	626,038,201	63,512,163	931,348,933
Total net increase (decrease)	37,528,287	624,555,700	(7,144,219)	(103,971,871)

(a)	Institutional Class shares are based on operations from January 3, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2018	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2018	$15.23	(0.05)	3.80	3.75	—	(1.21)	(1.21)
Year Ended 8/31/2017	$13.39	(0.02)	2.04	2.02	(0.01)	(0.17)	(0.18)
Year Ended 8/31/2016	$12.79	(0.00) (d)	0.86	0.86	—	(0.26)	(0.26)
Year Ended 8/31/2015	$13.68	(0.05)	0.28 (e)	0.23	—	(1.12)	(1.12)
Year Ended 8/31/2014	$12.73	(0.07)	1.86	1.79	—	(0.84)	(0.84)
Institutional Class
Year Ended 8/31/2018	$15.18	(0.01)	3.80	3.79	(0.01)	(1.21)	(1.22)
Year Ended 8/31/2017(f)	$14.60	(0.04)	0.62	0.58	—	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	Rounds to zero.
(e)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(f)	Institutional Class shares commenced operations on January 3, 2017. Per share data and total return reflect activity from that date.
(g)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2018	$17.77	25.88%	1.42% (c)	1.34% (c)	(0.29%)	82%	$4,545
Year Ended 8/31/2017	$15.23	15.12%	1.59%	1.36%	(0.12%)	85%	$5,278
Year Ended 8/31/2016	$13.39	6.91%	1.52%	1.38%	0.00% (d)	115%	$950,597
Year Ended 8/31/2015	$12.79	1.90%	1.58% (c)	1.37% (c)	(0.38%)	75%	$1,340,275
Year Ended 8/31/2014	$13.68	14.28%	1.57%	1.34%	(0.48%)	73%	$628,100
Institutional Class
Year Ended 8/31/2018	$17.75	26.26%	1.17% (c)	1.09% (c)	(0.04%)	82%	$1,794,886
Year Ended 8/31/2017(f)	$15.18	3.97%	1.33% (g)	1.09% (g)	(0.37%) (g)	85%	$964,381
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2018	25

Notes to Financial Statements
August 31, 2018
Note 1. Organization
Multi-Manager Small Cap Equity Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes identified below.
Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.
Institutional Class shares are not subject to any front-end sales charge or contingent deferred sales charge. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund received a reimbursement for expenses overbilled by a third party. Such reimbursement is included as an offset to other expenses on the Statement of Operations. All fee waivers and expense reimbursements by Columbia Management Investment Advisers, LLC and its affiliates were applied before giving effect to the third party reimbursement.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
26	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
August 31, 2018
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreement below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2018 was 0.83% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into Subadvisory Agreements with Conestoga Capital Advisors, LLC, Dalton, Greiner, Hartman, Maher & Co., LLC (DGHM), EAM Investors, LLC and BMO Asset Management Corp., with each serving as a subadviser to the Fund. In addition, Real Estate Management Services Group, LLC provides advisory services with respect to REITs in DGHM’s sleeve of investments. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board of Trustees. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
28	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
For the year ended August 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.30
Institutional Class	0.29
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
The Fund may pay distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, provided that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
August 31, 2018
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through December 31, 2018
Class A	1.34%
Institutional Class	1.09
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, trustees’ deferred compensation, distribution reclassifications, net operating loss reclassification and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
1,225,466	(9,123,038)	7,897,572
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2018			Year Ended August 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
24,393,485	67,068,020	91,461,505	6,057,348	5,966,209	12,023,557
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
30	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
At August 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
39,737,768	75,823,320	—	294,408,329
At August 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,506,863,246	307,127,476	(12,719,147)	294,408,329
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,512,313,017 and $1,002,631,106, respectively, for the year ended August 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended August 31, 2018.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2018	31

Notes to Financial Statements  (continued)
August 31, 2018
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
For the year ended August 31, 2018, the Fund’s borrowing activity was as follows:
Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
32,600,000	2.33	2
Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at August 31, 2018.
Note 9. Significant risks
Shareholder concentration risk
At August 31, 2018, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
32	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Multi-Manager Small Cap Equity Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Multi-Manager Small Cap Equity Strategies Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the “Fund”) as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other audit procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2018	33

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
28.42%	27.98%	$95,713,555
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
34	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2018	35

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
36	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	193	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, contacting your financial intermediary or visiting
investor.columbiathreadneedleus.com.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2018	37

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
38	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2018

Board Consideration and Approval of Management Agreement and Subadvisory Agreements
On June 12, 2018, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) and the Subadvisory Agreements and, to more closely conform the Subadvisory Agreements to a revised form of subadvisory agreement with the same material terms, an amendment to the Subadvisory Agreements (together, the Subadvisory Agreements) between the Investment Manager and BMO Asset Management Corp., Conestoga Capital Advisers, LLC, Dalton, Greiner, Hartman, Maher & Co., LLC and EAM Investors, LLC (the Subadvisers) with respect to Multi-Manager Small Cap Equity Strategies Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement and the Subadvisory Agreements (collectively, the Agreements).
In connection with their deliberations regarding the continuation of the Management Agreement and the Subadvisory Agreements, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 6, 2018, April 26, 2018 and June 11, 2018 and at Board meetings held on March 7, 2018 and June 12, 2018. In addition, the Board and its various committees consider matters bearing on the Agreements at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2018, the Committee recommended that the Board approve the continuation of the Management Agreement and the Subadvisory Agreements. On June 12, 2018, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreements for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement and the Subadvisory Agreements. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement and the Subadvisory Agreements for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2019 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Agreements;
•	The subadvisory fees payable by the Investment Manager under the Subadvisory Agreements;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2018	39

Board Consideration and Approval of Management Agreement and Subadvisory Agreements  (continued)
•	Descriptions of various functions performed by the Investment Manager and the Subadvisers under the Agreements, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager and Subadvisers, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager and the Subadvisers with respect to compliance monitoring services, including an assessment of the Investment Manager’s and the Subadvisers’ compliance systems by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Agreements
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager, the Subadvisers and the Investment Manager’s affiliates under the Agreements and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager, the Subadvisers and the Investment Manager’s affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s and the Subadvisers’ investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager and the Subadvisers, which included consideration of the Investment Manager’s and the Subadvisers’ experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. The Board also noted that the Board had approved each Subadviser’s code of ethics and compliance program, and that the Chief Compliance Officer of the Funds reports to the Trustees on each Subadviser’s compliance program.
The Committee and the Board considered the diligence and selection process undertaken by the Investment Manager to select each Subadviser, including the Investment Manager’s rationale for recommending the continuation of the Subadvisory Agreements, and the process for monitoring each Subadviser’s ongoing performance of services for the Fund. As part of these deliberations, the Committee and the Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission. The Committee and the Board also considered the scope of services provided to the Fund by the Investment Manager that are distinct from and in addition to those provided by the Subadvisers, including cash flow management, treasury services, risk oversight, investment oversight and Subadviser selection, oversight and transition management. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the continuation of the Management Agreement and the Subadvisory Agreements.
40	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2018

Board Consideration and Approval of Management Agreement and Subadvisory Agreements  (continued)
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Committee and the Board noted that, through December 31, 2017, the Fund’s performance was in the twenty-fourth, twenty-third and twenty-eighth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s and Subadvisers’ performance and reputation generally, the Investment Manager’s evaluation of each Subadviser’s contribution to the Fund’s broader investment mandate, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers were sufficient, in light of other considerations, to support the continuation of the Management Agreement and the Subadvisory Agreements.
Investment Management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement and the Subadvisory Agreements, as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2017, the Fund’s actual management fee and net total expense ratio were ranked in the first and third quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also considered the fees that the Subadvisers charge to their other clients, and noted that the Investment Manager pays the fees of the Subadvisers. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement and the Subadvisory Agreements.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2018	41

Board Consideration and Approval of Management Agreement and Subadvisory Agreements  (continued)
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, including with respect to funds for which unaffiliated subadvisers provide services, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2017 to profitability levels realized in 2016. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant. Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Committee and the Board did not consider the profitability to each Subadviser of its relationship with the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
The Committee and the Board noted that the breakpoints, if any, in the Subadvisory Agreements did not occur at the same levels as the breakpoints in the Management Agreement. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Subadvisory Agreements. The Committee and the Board also noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context, and the effect that capacity constraints on a subadviser’s ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers may need to be added as the Fund grows, increasing the Investment Manager’s cost of compensating and overseeing the Fund’s subadvisers.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements.
Other benefits to the Investment Manager and Subadvisers
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager and the Subadvisers by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when
42	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2018

Board Consideration and Approval of Management Agreement and Subadvisory Agreements  (continued)
allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement and the Subadvisory Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreements.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2018	43

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT. The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104
44	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2018

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Multi-Manager Small Cap Equity Strategies Fund
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN102_08_H01_(10/18)

Annual Report
August 31, 2018
Multi-Manager Alternative Strategies Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Multi-Manager Alternative Strategies Fund   |  Annual Report 2018

Multi-Manager Alternative Strategies Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Multi-Manager Alternative Strategies Fund (the Fund) seeks capital appreciation with an emphasis on absolute (positive) returns.
Portfolio management
AlphaSimplex Group, LLC
Alexander Healy, Ph.D.
Kathryn Kaminski, Ph.D., CAIA
Philippe Lüdi, Ph.D., CFA
John Perry, Ph.D.
Robert Rickard
Robert Sinnott
AQR Capital Management, LLC
Clifford Asness, Ph.D., M.B.A.
Brian Hurst
John Liew, Ph.D., M.B.A.
Yao Hua Ooi
Ari Levine, M.S.
Manulife Asset Management (US) LLC
Daniel Janis III
Christopher Chapman, CFA
Thomas Goggins
Kisoo Park
TCW Investment Management Company, LLC
Stephen Kane, CFA
Laird Landmann
Tad Rivelle
Bryan Whalen, CFA
Water Island Capital, LLC
Edward Chen
Roger Foltynowicz, CFA, CAIA
Gregg Loprete
Todd Munn
Average annual total returns (%) (for the period ended August 31, 2018)
	Inception	1 Year	5 Years	Life
Class A	04/23/12	0.22	0.02	0.91
Institutional Class*	01/03/17	0.55	0.15	1.02
FTSE Three-Month U.S. Treasury Bill Index		1.49	0.46	0.38
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Effective November 1, 2017, Class Z shares were renamed Institutional Class shares.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The FTSE Three-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Multi-Manager Alternative Strategies Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 23, 2012 — August 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Multi-Manager Alternative Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown — long positions (%) (at August 31, 2018)
Alternative Strategies Funds	0.4
Asset-Backed Securities — Non-Agency	5.9
Commercial Mortgage-Backed Securities - Agency	4.2
Commercial Mortgage-Backed Securities - Non-Agency	2.8
Common Stocks	18.0
Convertible Bonds	1.0
Convertible Preferred Stocks	0.6
Corporate Bonds & Notes	24.5
Equity Funds	1.2
Exchange-Traded Funds	0.8
Foreign Government Obligations	6.8
Municipal Bonds	0.7
Options Purchased Calls	0.0 (a)
Options Purchased Puts	0.0 (a)
Preferred Debt	0.1
Preferred Stocks	0.3
Residential Mortgage-Backed Securities - Agency	0.3
Residential Mortgage-Backed Securities - Non-Agency	8.8
Senior Loans	2.5
Treasury Bills	6.0
U.S. Treasury Obligations	0.2
Warrants	0.0 (a)
Short-Term Investments Segregated in Connection with Open Derivatives Contracts(b)	26.0
Total	111.1

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds (amounting to $129.6 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives which provide exposure to multiple markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 to the Notes to Consolidated Financial Statements.
Percentages indicated are based upon total investments, net of investments sold short and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Multi-Manager Alternative Strategies Fund | Annual Report 2018	3

Fund at a Glance   (continued)
Portfolio breakdown — short positions (%) (at August 31, 2018)
Common Stocks	(6.9)
Corporate Bonds & Notes	(0.4)
Exchange-Traded Funds	(3.8)
Total	(11.1)
Percentages indicated are based upon total investments, net of investments sold short and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Market exposure through derivatives investments (% of notional exposure) (at August 31, 2018)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	112.8	(201.7)	(88.9)
Commodities Derivative Contracts	10.9	(18.8)	(7.9)
Equity Derivative Contracts	54.7	(6.5)	48.2
Foreign Currency Derivative Contracts	125.7	(177.1)	(51.4)
Total Notional Market Value of Derivative Contracts	304.1	(404.1)	(100.0)
(a) The Fund has market exposure (long and/or short) to fixed income, commodity and equity assets classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments, and Note 2 to the Notes to Consolidated Financial Statements.

4	Multi-Manager Alternative Strategies Fund | Annual Report 2018

Manager Discussion of Fund Performance
Effective September 13, 2017, Manulife Asset Management (US) LLC (Manulife) was added as a manager of a portion of the Fund. Effective May 23, 2018, AlphaSimplex Group, LLC (AlphaSimplex) was added as a manager of a portion of the Fund. Currently, the Fund is managed by five independent money management firms and each invests a portion of the portfolio’s assets. As of August 31, 2018, AQR Capital Management, LLC (AQR), Water Island Capital, LLC (Water Island), TCW Investment Management Company, LLC (TCW), Manulife and AlphaSimplex managed approximately 12%, 25%, 30%, 20% and 13% of the portfolio, respectively.
For the 12-month period that ended August 31, 2018, the Fund’s Class A shares returned 0.22%. The Fund underperformed its benchmark, the FTSE 3-Month U.S. Treasury Bill Index, which returned 1.49% over the same period. The Fund’s underperformance can be attributed primarily to implementation of various alternative strategies.
Upward-trending equity markets proved overarching theme despite heightened volatility
Notwithstanding brief bouts of market volatility, highlighted by a severe stock market sell-off in February 2018, the overarching theme during the 12-month period ended August 31, 2018 was one of upward-trending equity markets. This was propagated by positive macroeconomic developments, such as strong corporate earnings, a pickup in U.S. economic growth and steady employment data that brought the jobless rate down to 3.8%. Further, long-dormant pricing pressures finally surfaced, as the core personal consumption expenditures index, the Federal Reserve’s (Fed) preferred inflation measure, hit the long-sought 2% year-over-year target in May 2018. However, at the same time, there was less accommodative Fed policy, with three interest rate hikes during the period, which resulted in higher short-term rates and a flatter U.S. Treasury yield curve, meaning the differential in shorter term and longer term yields narrowed. Also, a sharp and export-slowing appreciation of the U.S. dollar, combined with tariffs and trade skirmishes, gave rise to concern about lower economic growth prospects in the U.S. and globally. Further, market volatility increased considerably in the first eight months of 2018 following a near absence of it in 2017. This, too, weighed on investor confidence.
From a returns perspective, equities rallied strongly, with the S&P 500 Index, which measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance, gaining 19.66% during the period, despite a negative first quarter of 2018. In contrast, a backdrop of rising rates proved a challenging headwind for fixed-income markets, and the Bloomberg Barclays US Aggregate Bond Index returned -1.05% during the 12-month period ended August 31, 2018. U.S. Treasuries declined even more during the reporting period. Investment-grade corporate debt significantly lagged high-yield corporate bonds, owing to, among other factors, greater issuance and increased leverage. Among securitized issues, non-agency mortgage-backed securities benefited from durable housing fundamentals along with limited new supply to post solid returns, while agency mortgage-backed securities declined as a less accommodative Fed and uptick in rates proved to be headwinds. Asset-backed securities posted slightly positive returns, with non-traditional collateral, such as student loans, performing well. Finally, commercial mortgage-backed securities declined, though the sector significantly outpaced duration-matched U.S. Treasuries, led by non-agency commercial mortgage-backed securities.
Money management firms delivered results based on variety of alternative strategies
AQR: Our portion of the Fund, which pursues an active managed futures strategy, underperformed the benchmark during the period. We invest in a diverse portfolio of futures and forward contracts, both long and short, across the global equity, fixed-income, commodity and currency markets. In implementing our strategy, we utilize both short-term and long-term trend-following signals to attempt to profit from different types of trends that occur in each of these markets. Trend following can be simply described as taking long positions in markets that are rising in price and taking short positions in markets that are falling in price. In addition to trend-following signals, we also incorporate signals that seek to identify over-extended trends and seek to reduce risk when the chance of a reversal is perceived as higher than normal, since market reversals generally cause losses for trend-following strategies. The period saw mixed performance, with strong returns for trend following during the start and end of the period, but more challenging performance from February through July 2018.
By asset class, currencies detracted from our portion of the Fund’s performance during the period, while commodities, equities and fixed income contributed positively. By signal, over-extended trend signals, which attempt to identify trends that have gone too far and are due for reversals, detracted as did short-term trend following signals. Long-term trend-following signals contributed positively.
Multi-Manager Alternative Strategies Fund | Annual Report 2018	5

Manager Discussion of Fund Performance  (continued)
TCW: Our portion of the Fund, which implements an unconstrained bond strategy, outperformed the benchmark during the period, largely due to relative positioning among spread, or non-government bond, sectors. In particular, exposure to securitized products proved beneficial, driven by an emphasis on non-agency mortgage-backed securities backed by subprime and alt-A collateral given solid investor sponsorship and improving collateral characteristics amidst rising home prices. (Alt-A loans are loans issued without significant documentation of employment or income by the borrower. They are generally considered to fall between prime and subprime mortgages with regard to risk.) A focus on federally guaranteed student loans, which led among asset-backed securities, was also additive. Smaller contributions came from higher quality more senior commercial mortgage-backed securities holdings. An allocation to high yield credit and favorable issue selection among investment-grade credit also contributed positively to returns, with the biggest gains coming from consumer non-cyclicals, energy, banking and communications.
All that said, returns faced the headwinds of a rising rate environment, with five- and 10-year U.S. Treasury yields increasing approximately 101 and 74 basis points, respectively, during the period. (A basis point is 1/100th of a percentage point.) As such, duration positioning in our portion of the Fund, which was extended to 2.1 years during the period as rates rose, was the largest detractor from returns. To a lesser extent, exposure to emerging market debt also detracted.
Water Island: Our portion of the Fund, which employs a variety of alternative strategies, outperformed the benchmark during the period. All three sub-strategies we employ — merger arbitrage, credit opportunities and equity special situations — contributed positively to our portion of the Fund’s results during the period.
The sectors that contributed most to returns were materials and health care. Performance in materials was mainly driven by a merger arbitrage position in the Monsanto/Bayer deal and by an equity special situations position in global diversified chemicals company Huntsman. Performance in health care was mostly driven by equity special situations positions in physician services provider Envision Healthcare and in healthcare benefits provider Aetna. On an individual event or deal basis, the largest contributors during the period were merger arbitrage positions in the Sky/Twenty-First Century Fox and Monsanto/Bayer deals as well as an equity special situations position in copper and aluminum wire and cable products manufacturer General Cable. The countries that made the strongest positive contributions to performance were the U.S., the U.K. and Bermuda.
The sector that detracted most from returns was information technology, followed by our portion of the Fund’s broad market hedges. In information technology, underperformance was driven mainly by a merger arbitrage position in the NXP Semiconductors/Qualcomm deal. As for market hedges, from time to time, in addition to various issuer-specific hedges, we may choose to implement broader market hedges in our portion of the Fund. The intent of these hedges is to reduce directional exposure and market risk while providing the portfolio with lower volatility and drawdowns. During the period, these hedges served their intended purpose. Short positions in certain broad equity index exchange-traded funds led to losses for the portfolio as equity markets rallied, but these losses were offset by gains in long positions. From an individual event or deal perspective, the largest detractors during the period were merger arbitrage positions in the NXP Semiconductors/Qualcomm and Time Warner/AT&T deals and an equity special situation position in U.S.-based biotechnology company Paratek Pharmaceuticals. The countries that detracted most from our portion of the Fund’s performance were the Netherlands, Germany and Switzerland.
Manulife: During the period from September 13, 2017, when we assumed management of a portion of the Fund, through August 31, 2018 (the “reporting period”), our portion of the Fund underperformed the benchmark. Our portion of the Fund, which employs a strategic fixed-income opportunity strategy, primarily seeks to add alpha, or value, through security selection, sector rotation, regional allocation and opportunistic currency investments. During the reporting period, we maintained a relatively defensive posture while also focusing on portfolio liquidity to minimize the impact of potential market volatility in the near term.
We embraced credit risk across corporate bonds and select emerging markets, with core positions in non-U.S. government bonds and segments of the asset-backed securities and commercial mortgage-backed securities sector for diversification. In currencies, we gradually increased currency risk with a view that the strong U.S. dollar trend had likely peaked. Lastly, with respect to duration, we had a bias toward the shorter end of our zero- to eight-year range in efforts to mitigate the overall
6	Multi-Manager Alternative Strategies Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
interest rate risk of the portfolio. From a macro perspective, increased volatility, driven by softer global economic data, higher global interest rates and escalation of global trade tensions, leading to a strengthening U.S. dollar and broad-based weakness across most emerging markets, had the largest effect on our portion of the Fund’s relative results.
More specifically, the primary detractors from our portion of the Fund’s relative results were currency management, duration positioning, particularly in the U.S., and allocations within emerging market sovereign bonds. Among currency allocations, overweights to the euro and to emerging market currencies, notably the Brazilian real, Mexican peso and Indonesian rupiah, detracted most. As for duration positioning, our portion of the Fund was positioned with a relatively short duration profile relative to the FTSE 3-Month U.S. Treasury Bill Index, but such positioning hurt primarily due to higher interest rates in the U.S. In emerging markets, allocations to government bonds of Indonesia, the Philippines and Mexico detracted most.
On the positive side, the primary contributors to our portion of the Fund’s relative results were asset allocation and sector allocation. Allocations within credit and securitized sectors helped most, as these sectors benefited from tighter spreads, or yield differentials to U.S. Treasuries, given strong U.S. economic growth and healthy corporate fundamentals. Within credit, an allocation to high-yield corporate bonds proved especially beneficial. Our portion of the Fund was positioned across a diverse set of industries, with a positive view on financials, technology/media/telecommunications and capital goods industries. Elsewhere within the fixed-income asset class, convertible bonds added value. We were opportunistic in convertible bond investments, with an emphasis on defensive companies and energy issuers, while avoiding biotechnology and pharmaceuticals companies. Holdings in Australia, New Zealand and euro-denominated government bond holdings boosted our portion of the Fund’s relative results as well. Select equity issues also contributed positively to relative results, especially in the banking industry, which benefited from rising rates in the U.S.
AlphaSimplex: During the period from May 23, 2018, when we assumed management of a portion of the Fund, through August 31, 2018 (the “reporting period”), our portion of the Fund outperformed the benchmark. Our portion of the Fund, which utilizes a managed futures strategy, benefited most from short positions in commodities. More specifically, short positions in precious metals and some agricultural contracts, including coffee, soybeans, sugar and corn, drove our portion of the Fund’s performance. Equities and currencies also contributed to positive performance. In equities, gains came from long positions in U.S. equities. Long positions in some international developed market equities also provided gains, including futures contracts on the equity indexes of Australia and Stockholm. Among currencies, the strategy’s overweight to the U.S. dollar and short positions in Australasia currencies, including both the New Zealand dollar and Australian dollar, contributed positively.
Within the different model types we employ, we saw positive performance from the adaptive models in equities and currencies, from the short-horizon models in currencies and commodities and from the basic trend models in equities and commodities. Overall, the adaptive models outperformed the other two on a risk-adjusted basis.
Losses came primarily from our portion of the Fund’s fixed-income positions. In particular, short positions in U.S. Treasury notes and Canadian 10-year government bonds hurt. However, these losses were partially offset by long exposures to European fixed income, which contributed positively, especially long positions in German bunds and French government bonds. Short positions in the Eurodollar, which is a measure of interest rates, and to the Japanese yen and Swiss franc also detracted. Within commodities, short positions in wheat and long positions in aluminum detracted slightly from performance. Our portion of the Fund also saw losses from most international developed and emerging markets equities, especially futures contracts on the equity indexes of the U.K., Germany and China.
Changes to the Fund’s portfolio based on strategy implementation
The Fund’s portfolio turnover rate for the 12-month period was 256%. A significant portion of the turnover was the result of rolling-maturity mortgage securities, processing of prepayments and opportunistic changes our managers made at the margin in response to valuations or market developments.
AQR: Our portion of the Fund aims to take a risk-balanced approach to asset classes, allowing for tactical deviation as a result of attractiveness of trends. Overall, trend following in the Canadian dollar vs. U.S. dollar, U.S. dollar vs. pound sterling and U.S. dollar vs. Mexican peso crosses were the largest detractors from performance during the period. These detractors were partially offset by trend following in the U.S. dollar vs. Turkish lira crosses, Brent crude oil and the Eurodollar, which contributed positively.
Multi-Manager Alternative Strategies Fund | Annual Report 2018	7

Manager Discussion of Fund Performance  (continued)
By asset class, currencies detracted most from our portion of the Fund’s results during the period, driven by negative performance in U.S. dollar, euro and Japanese yen crosses. (Currency crosses are transactions consisting of a pair of currencies traded in foreign exchanges.) Reversals in the U.S. dollar contributed to losses. Ongoing trade negotiations caused short-term reversals throughout the period, especially versus the Canadian dollar and Mexican peso. The longer term U.S. dollar depreciation trend reversed sharply in April 2018 due to relative U.S. economic strength versus Europe. Reversals toward the end of the period around rising eurozone crisis concerns resulted in negative performance for euro and Japanese yen crosses. Japanese yen crosses detracted, as the currency reversed its bearish trend into the beginning of 2018, as the Bank of Japan announced it would curtail purchases of longer dated bonds. Later in the period, depreciation trends in the Turkish lira contributed positively to performance and contributed some offsetting gains.
Conversely, commodities contributed most positively to our portion of the Fund’s performance, driven by sustained long-term bullish trends in energy and over-extended signals viewing the sector as cheap. Still, reversals in agricultural commodities and base metals detracted during the period. Agricultural markets whipsawed during the period and caused losses for long-term signals on changing expectations for crop conditions, lower planted acreage and China’s announcement of tariffs on U.S. agriculturals. Rising concerns about trade tensions and softer economic growth data in China also led to reversals in base metals, particularly in the latter half of the period.
Trend following in equities also contributed positively to our portion of the Fund’s performance. Global equities broadly rallied, particularly in the U.S., aside from the sharp reversal in February and March 2018. Long-term signals drove gains, as they maintained bullish views during the period, while short-term signals experienced more difficult performance due to changing equity market dynamics in 2018 through August 31.
Fixed-income markets contributed positively to our portion of the Fund’s returns as well. Gains were driven by short positioning in short- to intermediate-term U.S. fixed income, which benefited from rising U.S. interest rates. Reversals in other geographies led to losses that partially offset these gains. Specifically, temporary spans of risk aversion around rising eurozone risks relative to Italian politics and Brexit negotiations led to reversals in Italian and U.K. fixed income that caused losses. By signal type, short-term trend signals and over-extended signals drove gains due to bearish views in U.S. fixed income, while longer term trend signals detracted due to reversals in European fixed income.
At the end of the period, our portion of the Fund was broadly long across geographies within equities based on ongoing agreement between short-term and long-term trend following signals. Within fixed income, our portion of the Fund ended the period long in German bund futures and short in U.S. bond futures. Within currencies, our portion of the Fund ended the period net short in U.S. dollar and Japanese yen crosses and net long in euro crosses. Within commodities, our portion of the Fund ended the period net long in energy and base metals and net short in agricultural products.
TCW: Given the ongoing aging of the credit cycle, we positioned our portion of the Fund with an eye toward risk reduction by moving into higher quality securities up in the capital structure. In terms of sector positioning, we modestly increased our portion of the Fund’s exposure to high quality, short-dated corporate credit holdings, with additions focused within financials. Also, as U.S. Treasury yields approached what we believed was closer to fair value, we gradually extended our portion of the Fund’s duration, moving from approximately 1.6 year to 2.1 years by the end of August 2018.
Water Island: During the period, we established a position in the acquisition of Validus Holdings by American International Group (AIG), a deal successfully completed in July 2018 and representing the first major acquisition by AIG since shedding its “too big to fail” designation in the latter half of 2017. We also initiated a position in Apergy, a spin-off of Dover Corporation’s well-site energy business into a separate public company focused on oilfield services. Upon completion of the spin-off, Apergy quickly re-rated to our expected valuation, and we sold the position. Also, upon a successful deal closing, our portion of the Fund no longer held a position in the acquisition of Microsemi by Microchip Technology. We chose to exit the position in JC Penney. During the first quarter of 2018, the company announced tender offers for a substantial portion of its near-dated bonds, including our portion of the Fund’s 2019 and 2020 maturity bonds. The company ultimately completed the offer during the second quarter of 2018, leading to a profit for our portion of the Fund.
Any shifts in sector exposure are largely the result of the available opportunity set in terms of corporate activity and the subset of events that meet our risk/reward criteria. That said, the sectors in which we saw the highest levels of corporate activity during the period were information technology, health care and consumer discretionary. While there were no changes to our portion of the Fund’s credit portfolio with regard to quality emphasis, yield curve or duration positioning, it is worth
8	Multi-Manager Alternative Strategies Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
noting that we focused on maintaining a short duration in the portfolio’s credit sleeve. We maintained this focus not only from the perspective of effective duration but also when viewed through the lens of “duration to catalyst” — our proprietary metric that takes into account the potential for a shortened timeline should a particular expected corporate event come to fruition. As always, we seek returns driven by the outcomes of specific, idiosyncratic corporate events, rather than by the overall market. Our strategy is agnostic in terms of capitalization, style, sector or country weighting.
Manulife: With tighter spreads and a view for higher interest rates, we rotated a portion of holdings out of fixed-rate investment-grade corporate bonds and short-term developed market government sovereigns. Against a backdrop of an improving macroeconomic environment and robust data in the U.S., the capital was redeployed into higher yielding assets, such as bank loans, high-yield corporate bonds and select emerging market sovereign bonds. In response to our expectation of rising rates, particularly in the U.S., we strategically managed duration lower from about 2.4 years to 1.6 years, primarily via U.S. Treasury and German bund futures contracts.
From a regional and country allocation perspective, we looked for opportunities to rotate out of developed markets and into select higher quality emerging markets, where we believe fundamentals are strong or improving and that offer better liquidity versus frontier markets. Additionally, we built an allocation within the eurozone, with a positive view on the currency. With respect to developed markets, we believed yields were compressed and valuations at or near fair value in many cases. Thus, we reduced holdings in high quality U.S. corporate bonds as well as those of Canada, Australia and New Zealand, and we added to positions in Brazil, Mexico, Indonesia and Malaysia.
At the end of the reporting period, our portion of the Fund continued to avoid holding U.S. Treasuries in favor of allocations to high-yield corporate bonds, bank loans and investment-grade corporate bonds. Our portion of the Fund also allocated capital to select emerging market sovereign bonds and asset-backed securities as of August 31, 2018. From a regional/country perspective, our portion of the Fund had core allocations in developed countries, primarily in the U.S. but also to Canada, Norway, Germany and Ireland. In emerging markets, our portion of the Fund favored investment grade countries, such as Mexico, Indonesia and the Philippines, in addition to Brazil.
AlphaSimplex: Our team focuses on developing quantitative and automated investment processes rather than employing discretion in managing portfolios. All aspects of our trading — which typically includes 18 to 25 securities per day — are governed by systematic algorithms. That said, shifts in positioning were made over the course of the reporting period, as the algorithms mandated. For example, overall, long positions in equities and bonds increased during the reporting period, as did, correspondingly, short positions in interest rates and currencies. Our portion of the Fund shifted from a long position in commodities at the start of the reporting period to a short exposure overall.
At the end of the reporting period, as a whole, our portion of the Fund had long exposures, all via futures contracts, to equities and bonds, and short exposures, all via futures contracts, to interest rates, currencies and commodities.
Derivative positions in the Fund
AQR: Our portion of the Fund invests mostly via derivatives, primarily futures contracts and futures-related instruments. These include global developed and emerging market equity index futures; global developed and emerging market currency forwards; commodity futures and swaps on commodity futures; and global developed market bonds and interest rate futures as well as swaps on bond futures. Our portion of the Fund is implemented using derivative instruments because we believe derivatives benerally offer a liquid, low cost and efficient way to gain diversified market exposure across asset classes. The overall impact of derivatives on performance was varied and linked to the strategies within which they are implemented.
TCW: Our portion of the Fund held U.S. Treasury futures as a method of managing duration. The use of these futures contributed positively, albeit modestly, to our portion of the Fund’s results during the period. Our portion of the Fund also used currency swaps, maintaining a position in Japanese government bonds, with the yen exposure fully hedged out using a U.S. dollar-yen cross currency swap given what we saw as an attractive yield premium. The currency swap position added value during the period.
Multi-Manager Alternative Strategies Fund | Annual Report 2018	9

Manager Discussion of Fund Performance  (continued)
Water Island: During the period, our portion of the Fund employed total return equity swaps, equity options and currency forwards for four core purposes — to hedge currency risk, to invest outside the U.S. more efficiently, to create income and optionality, and to limit volatility and correlation. During the period, derivatives contributed positively to our portion of the Fund’s performance.
Manulife: During the reporting period, our portion of the Fund used interest rate futures and currency forwards to manage risk, provide diversification and enhance returns. The impact of currency forwards was mixed, as they also reflect hedging effects. However, overall, currency-related investments, including derivatives, detracted. The impact of interest rate futures was also mixed, as contributions from short positions in U.S. Treasury futures were offset by short positions in German bund futures, which were hurt by falling rates in Europe during the reporting period.
AlphaSimplex: Our portion of the Fund invests mostly via derivatives, primarily futures contracts and futures-related instruments. The derivatives employed are primarily exchange-traded futures contracts, which are used to gain liquid exposure to and rotate among a broad array of markets. We used these derivatives in pursuit of our portion of the Fund’s investment objective, to manage overall market exposure, and for alpha, or value, generation. Derivatives may be used to obtain long or short exposure to a particular asset class, region, currency, commodity or index. With the exception of returns generated by our portion of the Fund’s short-term cash portfolio, the overall impact of derivatives on performance was varied and linked to the asset class, region, currency, commodity or index within which they are implemented.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Commodity investments may be affected by the overall market and industry- and commodity-specific factors, and may be more volatile and less liquid than other investments. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Certain issuer events, including initial public offerings, business consolidation or restructuring, may present heightened risks to securities from the high degree of uncertainty associated with such events. Short positions (where the underlying asset is not owned) can create unlimited risk. Risks are enhanced for emerging market and sovereign debt issuers. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. As a non-diversified fund, fewer investments could have a greater effect on performance. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
10	Multi-Manager Alternative Strategies Fund | Annual Report 2018

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2018 — August 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	995.60	1,017.14	8.05	8.13	1.60
Institutional Class	1,000.00	1,000.00	996.70	1,018.40	6.79	6.87	1.35
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
Multi-Manager Alternative Strategies Fund | Annual Report 2018	11

Consolidated Portfolio of Investments
August 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 0.3%
	Shares	Value ($)
John Laing Infrastructure Fund Ltd.	935,798	1,768,868
Total Alternative Strategies Funds (Cost $1,734,482)		1,768,868

Asset-Backed Securities — Non-Agency 5.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AIMCO CLO(a),(b)
Series 2014-AA Class AR
3-month USD LIBOR + 1.100% 07/20/2026	3.448%	370,000	370,073
Barings CLO Ltd.(a),(b)
Series 2013-IA Class AR
3-month USD LIBOR + 0.800% 01/20/2028	3.148%	120,000	119,461
Series 2018-3A Class A1
3-month USD LIBOR + 0.950% 07/20/2029	3.020%	450,000	449,033
BlueMountain CLO Ltd.(a),(b)
Series 2014-2A Class AR
3-month USD LIBOR + 0.930% 07/20/2026	3.278%	415,000	414,843
Series 2015-2A Class A1R
3-month USD LIBOR + 0.930% 07/18/2027	3.150%	425,000	424,578
Capital One Multi-Asset Execution Trust
Series 2016-A3 Class A3
04/15/2022	1.340%	285,000	282,087
Cedar Funding VI CLO Ltd.(a),(b)
Series 2016-6A Class A1
3-month USD LIBOR + 1.470% 10/20/2028	3.818%	400,000	400,077
Chase Issuance Trust
Series 2016-A2 Class A
06/15/2021	1.370%	330,000	326,724
Series 2016-A5 Class A5
07/15/2021	1.270%	575,000	568,165
Coinstar Funding LLC(a)
CMO Series 2017-1 Class A2
04/25/2047	5.216%	390,062	394,695
Conseco Finance Corp.(c)
Series 2096-9 Class M1
08/15/2027	7.630%	774,900	848,532
DB Master Finance LLC(a)
CMO Series 2015-1A Class A2II
02/20/2045	3.980%	675,500	678,405
CMO Series 2017-1A Class A2I
11/20/2047	3.629%	99,250	97,312
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Discover Card Execution Note Trust
Series 2016-A4 Class A4
03/15/2022	1.390%	575,000	567,211
Domino’s Pizza Master Issuer LLC(a),(b)
CMO Series 2017-1A Class A2I
3-month USD LIBOR + 1.250% 07/25/2047	3.585%	371,250	372,898
Dryden 30 Senior Loan Fund(a),(b)
Series 2013-30A Class AR
3-month USD LIBOR + 0.820% 11/15/2028	3.134%	260,000	258,782
Dryden XXV Senior Loan Fund(a),(b)
Series 2012-25A Class ARR
3-month USD LIBOR + 0.900% 10/15/2027	3.239%	425,000	424,308
Education Loan Asset-Backed Trust I(a),(b)
Series 2013-1 Class A2
1-month USD LIBOR + 0.800% 04/26/2032	2.865%	436,000	438,038
EFS Volunteer No. 2 LLC(a),(b)
Series 2012-1 Class A2
1-month USD LIBOR + 1.350% 03/25/2036	3.415%	555,000	564,276
FOCUS Brands Funding LLC(a)
CMO Series 2017-1 Class A2II
04/30/2047	5.093%	162,937	166,107
Ford Credit Auto Owner Trust
Series 2016-C Class A3
03/15/2021	1.220%	302,732	299,922
Honda Auto Receivables Owner Trust
Series 2015-4 Class A3
09/23/2019	1.230%	101,219	100,971
JG Wentworth XXII LLC(a)
Series 2010-3A Class A
12/15/2048	3.820%	720,844	728,356
LCM XXI LP(a),(b)
Series 20 18-21A Class AR
3-month USD LIBOR + 0.880% 04/20/2028	3.239%	450,000	448,923
Madison Park Funding XXX Ltd.(a),(b)
Series 2018-30A Class A
3-month USD LIBOR + 0.750% 04/15/2029	3.089%	400,000	396,210
Magnetite IX Ltd.(a),(b)
Series 2014-9A
3-month USD LIBOR + 1.000% 07/25/2026	3.335%	370,000	370,171
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
12	Multi-Manager Alternative Strategies Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
August 31, 2018
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Magnetite VII Ltd.(a),(b)
Series 2012-7A Class A1R2
3-month USD LIBOR + 0.800% 01/15/2028	3.139%	425,000	422,451
METAL LLC(a)
Series 2017-1 Class A
10/15/2042	4.581%	231,312	233,552
MVW Owner Trust(a)
Series 2018-1A Class A
01/21/2036	3.450%	142,384	142,599
Navient Student Loan Trust(b)
Series 2014-1 Class A3
1-month USD LIBOR + 0.510% 06/25/2031	2.575%	703,104	706,749
Navient Student Loan Trust(a),(b)
Series 2016-1A Class A
1-month USD LIBOR + 0.700% 02/25/2070	2.765%	583,709	585,916
Series 2016-2 Class A3
1-month USD LIBOR + 1.500% 06/25/2065	3.565%	729,000	760,282
Series 2017-3A Class A3
1-month USD LIBOR + 1.050% 07/26/2066	3.115%	750,000	766,808
Series 2018-3A Class A3
1-month USD LIBOR + 0.800% 03/25/2067	2.888%	900,000	900,020
Nelnet Student Loan Trust(a),(b)
Series 2012-1A Class A
1-month USD LIBOR + 0.800% 12/27/2039	2.865%	567,274	573,735
Series 2012-2A Class A
1-month USD LIBOR + 0.800% 12/26/2033	2.865%	863,029	867,232
Nissan Auto Receivables Owner Trust
Series 2015-B Class A4
01/17/2022	1.790%	480,000	476,229
SLC Student Loan Trust(b)
Series 2006-1 Class A6
3-month USD LIBOR + 0.160% 03/15/2055	2.501%	841,000	815,938
SLM Student Loan Trust(a),(b)
Series 2003-10A Class A3
3-month USD LIBOR + 0.470% 12/15/2027	2.811%	523,134	525,025
Series 2004-3 Class A6A
3-month USD LIBOR + 0.550% 10/25/2064	2.885%	900,000	899,195
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SLM Student Loan Trust(b)
Series 2007-3 Class A4
3-month USD LIBOR + 0.060% 01/25/2022	2.395%	870,000	853,028
Series 2007-6 Class A4
3-month USD LIBOR + 0.380% 10/25/2024	2.715%	469,924	470,802
Series 2008-2 Class B
3-month USD LIBOR + 1.200% 01/25/2083	3.535%	740,000	725,312
Series 2008-4 Class A4
3-month USD LIBOR + 1.650% 07/25/2022	3.985%	518,787	529,680
Series 2008-5 Class A4
3-month USD LIBOR + 1.700% 07/25/2023	4.035%	617,567	634,420
Series 2008-7 Class B
3-month USD LIBOR + 1.850% 07/26/2083	4.185%	500,000	512,674
Series 2008-9 Class A
3-month USD LIBOR + 1.500% 04/25/2023	3.835%	537,588	547,507
Series 2011-2 Class A2
1-month USD LIBOR + 1.200% 10/25/2034	3.265%	1,040,000	1,067,843
Series 2012-1 Class A3
1-month USD LIBOR + 0.950% 09/25/2028	3.015%	620,855	622,288
Series 2014-2 Class A3
1-month USD LIBOR + 0.590% 03/25/2055	2.655%	527,022	530,816
Subordinated, Series 2004-10 Class B
3-month USD LIBOR + 0.370% 01/25/2040	2.705%	495,146	470,442
Subordinated, Series 2007-2 Class B
3-month USD LIBOR + 0.170% 07/25/2025	2.505%	700,000	642,836
Subordinated, Series 2007-3 Class B
3-month USD LIBOR + 0.150% 01/25/2028	2.485%	700,000	644,640
Subordinated, Series 2012-7 Class B
1-month USD LIBOR + 1.800% 09/25/2043	3.865%	550,000	551,906
Taco Bell Funding LLC(a)
Series 2016-1A Class A23
05/25/2046	4.970%	379,225	389,828
Textainer Marine Containers VII Ltd.(a)
Series 2018-1A Class A
08/20/2043	4.110%	178,920	178,724

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2018	13

Consolidated Portfolio of Investments  (continued)
August 31, 2018
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Verizon Owner Trust(a)
Series 2017-1A Class A
09/20/2021	2.060%	225,000	222,890
Voya CLO Ltd.(a),(b)
Series 2015-2A Class AR
3-month USD LIBOR + 0.970% 07/23/2027	3.317%	405,000	404,993
Wendy’s Funding LLC(a)
CMO Series 2015-1 Class A2II
06/15/2045	4.080%	258,685	260,237
Series 2018-1A Class A2I
03/15/2048	3.573%	99,500	96,982
Total Asset-Backed Securities — Non-Agency (Cost $29,231,738)			29,543,737

Commercial Mortgage-Backed Securities - Agency 3.6%

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(c),(d)
CMO Series K014 Class X1
04/25/2021	1.323%	5,199,840	133,091
Series K006 Class AX1
01/25/2020	1.112%	9,031,439	95,454
Series K015 Class X3
08/25/2039	2.896%	2,000,000	153,938
Series K021 Class X3
07/25/2040	2.035%	1,550,000	110,014
Series K022 Class X3
08/25/2040	1.875%	1,550,000	101,038
Series K025 Class X3
11/25/2040	1.812%	2,400,000	159,572
Series K705 Class X3
09/25/2039	2.072%	10,000,000	33,021
Series K712 Class X1
11/25/2019	1.445%	5,752,268	60,867
Series K712 Class X3
05/25/2040	1.489%	6,500,000	118,444
Series K714 Class X1
10/25/2020	0.802%	6,220,201	70,143
Series K717 Class X3
11/25/2042	1.681%	3,500,000	159,376
Series Q004 Class XFL
10/25/2021	0.986%	6,354,335	153,195
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
CMO Series K151 Class A3
04/25/2030	3.511%	710,000	711,127
CMO Series KJ02 Class A2
09/25/2020	2.597%	296,402	294,506
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series K004 Class A3
08/25/2019	4.241%	700,000	707,140
Series KJ05 Class A1
05/25/2021	1.418%	140,446	138,334
Series KJ13
09/25/2021	2.055%	740,753	731,691
Series X3FX Class A1FX
03/25/2025	3.000%	423,820	419,324
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(b)
Series KF09 Class A
1-month USD LIBOR + 0.380% 05/25/2022	2.470%	400,974	401,222
Series KF10 Class A
1-month USD LIBOR + 0.380% 07/25/2022	2.470%	412,879	413,727
Series KS02 Class A
1-month USD LIBOR + 0.380% 08/25/2023	2.470%	613,694	613,882
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(c)
Series Q004 Class A2H
01/25/2021	2.749%	902,153	903,185
Series Q006 Class APT1
07/25/2026	2.506%	1,071,500	1,085,132
Federal National Mortgage Association
10/01/2020	3.270%	340,129	341,078
12/01/2020	3.480%	446,433	449,201
04/01/2021	4.380%	423,008	434,486
07/01/2021	3.840%	337,599	344,558
07/01/2021	3.980%	555,000	567,510
08/01/2021	4.020%	245,449	250,622
09/01/2021	4.092%	232,717	238,200
10/01/2021	3.440%	265,491	268,244
12/01/2021	3.300%	808,705	816,823
04/01/2022	3.710%	211,531	215,510
11/01/2022	2.135%	787,682	761,436
04/01/2028	3.050%	390,000	377,892
01/01/2030	3.370%	446,256	444,141
05/01/2030	3.490%	600,000	598,314
03/01/2031	3.030%	402,567	383,898
07/01/2032	3.130%	350,000	330,829
Series 2011-M2 Class A3
04/25/2021	3.764%	934,376	952,599
Series 2011-M4 Class A2
06/25/2021	3.726%	739,365	752,537
Series 2012-M1 Class A2
10/25/2021	2.729%	770,000	762,065
Federal National Mortgage Association(b),(d)
Series 2011-M9 Class SA
1-month USD LIBOR + 6.350% 01/25/2021	4.285%	1,723,306	90,191

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
14	Multi-Manager Alternative Strategies Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
August 31, 2018
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(c),(d)
Series 2012-M14 Class X2
09/25/2022	0.565%	7,161,423	107,726
Series 2016-M11B Class X2
07/25/2039	2.718%	3,682,231	185,735
Series 2016-M4 Class X2
01/25/2039	2.684%	1,225,072	123,433
Government National Mortgage Association
CMO Series 2010-140 Class C
10/16/2043	3.674%	623,294	620,389
CMO Series 2011-165 Class A
10/16/2037	2.194%	472,354	467,874
Government National Mortgage Association(c),(d)
CMO Series 2014-103 Class IO
05/16/2055	0.618%	3,206,078	105,840
CMO Series 2017-181 Class IO
10/16/2059	0.626%	2,617,133	161,730
Series 2011-53 Class IO
05/16/2051	0.739%	5,003,409	143,178
Series 2012-4 Class IO
05/16/2052	0.214%	9,296,827	115,461
Series 2014-88 Class IE
03/16/2055	0.332%	4,550,448	115,915
Series 2017-105 Class IO
05/16/2059	0.736%	1,434,896	108,393
Series 2017-145 Class IO
04/16/2057	0.666%	2,957,324	184,001
Series 2017-148 Class IO
07/16/2059	0.658%	2,574,779	158,491
Government National Mortgage Association(c)
Series 2011-65
09/16/2050	4.055%	475,003	478,448
Series 2011-67
09/16/2051	3.984%	626,624	627,373
Total Commercial Mortgage-Backed Securities - Agency (Cost $21,547,437)			20,851,544

Commercial Mortgage-Backed Securities - Non-Agency 2.4%

BBCMS Mortgage Trust(a),(b)
Subordinated, Series 2018-TALL Class E
1-month USD LIBOR + 2.437% 03/15/2037	4.500%	160,000	160,454
Bear Stearns Commercial Mortgage Securities Trust(a),(c)
Series 2004-PWR4 Class G
06/11/2041	6.193%	480,000	488,936
Bear Stearns Deutsche Bank Trust(a)
Subordinated, Series 2005-AFR1 Class G
09/15/2027	5.293%	525,000	537,748
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BHMS Mortgage Trust(a),(b)
Series 2018-ATLS Class C
1-month USD LIBOR + 1.900% 07/15/2035	3.972%	140,000	140,538
Series 2018-ATLS Class D
1-month USD LIBOR + 2.250% 07/15/2035	4.322%	100,000	100,377
BX Commercial Mortgage Trust(a),(b)
Series 2018-BIOA Class E
1-month USD LIBOR + 1.951% 03/15/2037	4.013%	305,000	305,859
Citigroup Commercial Mortgage Trust
Series 2013-GC15 Class A2
09/10/2046	3.161%	248,607	248,426
CLNS Trust(a),(b)
Subordinated, Series 2017-IKPR Class C
1-month USD LIBOR + 1.100% 06/11/2032	3.179%	100,000	100,250
Cold Storage Trust(a),(b)
Series 2017-ICE3 Class C
1-month USD LIBOR + 1.350% 04/15/2036	3.413%	230,000	231,005
Commercial Mortgage Pass-Through Certificates(c),(d)
Series 2012-CR3 Class XA
10/15/2045	2.037%	1,778,753	111,087
Commercial Mortgage Trust
Series 2006-C8 Class AJ
12/10/2046	5.377%	14,537	14,626
Series 2014-CR16 Class A2
04/10/2047	3.042%	405,000	405,407
Series 2014-UBS4 Class A2
08/10/2047	2.963%	562,643	563,195
Commercial Mortgage Trust(c),(d)
Series 2012-CR4 Class XA
10/15/2045	1.942%	3,882,441	208,676
Series 2013-CR13 Class XA
11/12/2046	1.029%	3,627,176	104,115
Series 2013-LC6 Class XA
01/10/2046	1.507%	2,021,033	97,308
Commercial Mortgage Trust(a),(c),(d)
Series 2012-LC4 Class XA
12/10/2044	2.381%	3,259,475	174,079
Commercial Mortgage Trust(a),(c)
Series 2014-277P Class A
08/10/2049	3.732%	165,000	166,642
Core Industrial Trust(a)
Series 2015-CALW Class A
02/10/2034	3.040%	184,991	184,043

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2018	15

Consolidated Portfolio of Investments  (continued)
August 31, 2018
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Suisse First Boston Mortgage Securities Corp.(c),(d)
Series 98-C1 Class AX
05/17/2040	0.729%	535,478	7,504
CSAIL Commercial Mortgage Trust
Series 2015-C1 Class A2
04/15/2050	2.970%	1,000,000	999,242
DBGS Mortgage Trust(a),(b)
Series 2018-BIOD Class B
1-month USD LIBOR + 0.888% 05/15/2035	2.951%	146,731	146,285
Grace Mortgage Trust(a)
Series 2014-GRCE Class A
06/10/2028	3.369%	145,000	145,712
GS Mortgage Securities Corp. II(a)
Series 2012-ALOH Class A
04/10/2034	3.551%	290,000	292,667
Series 2013-KING Class A
12/10/2027	2.706%	163,490	162,827
GS Mortgage Securities Corp. Trust(a)
Series 2012-SHOP Class A
06/05/2031	2.933%	170,000	170,149
GS Mortgage Securities Corp. Trust(a),(c),(d)
Series 2017-GPTX Class XCP
05/10/2034	0.911%	6,000,000	80,199
GS Mortgage Securities Corp. Trust(a),(b)
Series 2018-CHLL Class F
1-month USD LIBOR + 3.300% 02/15/2037	5.363%	100,000	100,073
Series 2018-TWR Class A
1-month USD LIBOR + 0.900% 07/15/2031	2.974%	135,000	135,004
GS Mortgage Securities Trust(a),(c),(d)
08/10/2043	1.365%	6,907,926	145,225
Series 2012-GC6 Class XB
01/10/2045	0.257%	10,648,392	76,652
Home Partners of America Trust(a),(b)
Subordinated, Series 2018-1 Class D
1-month USD LIBOR + 1.450% 07/17/2037	3.384%	120,000	118,921
Irvine Core Office Trust(a),(c)
Series 2013-IRV Class A2
05/15/2048	3.279%	170,000	168,813
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14 Class A2
08/15/2046	3.019%	245,069	245,236
JPMBB Commercial Mortgage Securities Trust(c),(d)
Series 2014-C23 Class XA
09/15/2047	0.930%	4,261,217	109,128
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2014-C26 Class XA
01/15/2048	1.257%	3,825,933	160,259
JPMorgan Chase Commercial Mortgage Securities Corp.(a),(c)
Series 2018-AON Class D
07/05/2031	4.613%	55,000	56,642
JPMorgan Chase Commercial Mortgage Securities Trust(a)
Series 2009-IWST Class A2
12/05/2027	5.633%	650,000	670,915
Series 2012-HSBC Class A
07/05/2032	3.093%	209,656	209,133
Series 2018-BCON Class A
01/05/2031	3.735%	170,000	172,314
JPMorgan Chase Commercial Mortgage Securities Trust(c),(d)
Series 2012-LC9 Class XA
12/15/2047	1.701%	4,479,845	214,424
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-C16 Class A2
12/15/2046	3.070%	366,209	365,689
JPMorgan Chase Commercial Mortgage Securities Trust(a),(b)
Series 2018-PHH Class C
1-month USD LIBOR + 1.360% 06/15/2020	3.410%	55,000	55,121
Madison Avenue Trust(a)
Series 2013-650M Class A
10/12/2032	3.843%	155,000	156,680
Morgan Stanley Bank of America Merrill Lynch Trust(c),(d)
Series 2013-C7 Class XA
02/15/2046	1.521%	2,663,303	128,840
Morgan Stanley Capital I Trust(a),(c),(d)
Series 2012-C4 Class XA
03/15/2045	2.269%	3,483,746	201,871
Morgan Stanley Capital I Trust(a)
Series 2013-WLSR Class A
01/11/2032	2.695%	180,000	178,595
Series 2014-MP Class A
08/11/2033	3.469%	140,000	141,453
Morgan Stanley Capital I Trust(a),(b)
Subordinated, Series 2017-CLS Class D
1-month USD LIBOR + 1.400% 11/15/2034	3.463%	70,000	70,044
MSDB Trust(a),(c)
Subordinated, Series 2017-712F Class B
07/11/2039	3.568%	280,000	269,089
OBP Depositor LLC Trust(a)
Series 2010-OBP Class A
07/15/2045	4.646%	150,000	154,283
RBS Commercial Funding, Inc., Trust(a),(c)
Series 2013-GSP Class A
01/13/2032	3.961%	165,000	168,022

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
16	Multi-Manager Alternative Strategies Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
August 31, 2018
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SFAVE Commercial Mortgage Securities Trust(a),(c)
Subordinated, Series 2015-5AVE Class D
01/05/2043	4.534%	200,000	163,715
UBS Commercial Mortgage Trust(a),(c),(d)
Series 2012-C1 Class XA
05/10/2045	2.256%	2,433,894	146,624
UBS Commercial Mortgage Trust
Series 2018-C12 Class A1
08/15/2051	3.294%	655,000	656,121
VNDO Mortgage Trust(a)
Series 2012-6AVE Class A
11/15/2030	2.996%	170,000	168,183
Series 2013-PENN Class A
12/13/2029	3.808%	170,000	171,842
Vornado DP LLC Trust(a)
Series 2010-VNO Class A2FX
09/13/2028	4.004%	335,000	341,881
Wells Fargo Commercial Mortgage Trust(a),(c)
Series 2013-120B Class A
03/18/2028	2.800%	170,000	168,491
WF-RBS Commercial Mortgage Trust
Series 2012-C10 Class ASB
12/15/2045	2.453%	843,322	831,333
WF-RBS Commercial Mortgage Trust(a),(c),(d)
Series 2012-C8 Class XA
08/15/2045	2.004%	1,753,697	101,382
Series 2012-C9 Class XA
11/15/2045	2.049%	1,857,551	117,869
WF-RBS Commercial Mortgage Trust(c),(d)
Series 2014-C24 Class XA
11/15/2047	1.031%	2,830,369	110,509
Series 2014-LC14 Class XA
03/15/2047	1.457%	2,480,505	104,398
Worldwide Plaza Trust(a),(c)
Series 2017-WWP Class D
11/10/2036	3.715%	120,000	113,643
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $14,253,180)			14,015,773

Common Stocks 15.7%
Issuer	Shares	Value ($)
Consumer Discretionary 3.9%
Auto Components 0.4%
Federal-Mogul Holdings Corp.(e),(f),(g)	146,838	1,468,380
Grammer AG	10,182	673,669
Total		2,142,049
Common Stocks (continued)
Issuer	Shares	Value ($)
Hotels, Restaurants & Leisure 0.6%
Hilton Grand Vacations, Inc.(f)	8,040	262,586
Wyndham Destinations, Inc.	6,704	296,317
Wyndham Hotels & Resorts, Inc.(h),(i)	46,268	2,625,709
Total		3,184,612
Household Durables —%
Lennar Corp., Class A	2,025	104,632
Media 2.8%
21st Century Fox, Inc., Class A(h),(i)	168,981	7,671,737
CBS Corp., Class B Non Voting(h),(i)	17,688	937,818
Kabel Deutschland Holding AG	4,300	529,070
Sky PLC	103,700	2,071,077
Starz Acquisition LLC(e),(f),(g)	89,648	3,184,297
Tribune Media Co.	32,492	1,198,630
Viacom, Inc., Class B(h),(i)	17,688	517,905
Total		16,110,534
Specialty Retail 0.1%
Home Depot, Inc. (The)	1,633	327,857
Tractor Supply Co.	2,061	181,945
Total		509,802
Total Consumer Discretionary		22,051,629
Consumer Staples 1.3%
Food Products 1.2%
Dole Food Co., Inc.(e),(f),(g)	96,900	67,830
Hain Celestial Group, Inc. (The)(f)	53,419	1,525,647
Pinnacle Foods, Inc.(h),(i)	81,472	5,411,370
Total		7,004,847
Personal Products 0.1%
Ontex Group NV	16,731	480,075
Total Consumer Staples		7,484,922
Energy 0.5%
Oil, Gas & Consumable Fuels 0.5%
Andeavor	20,215	3,088,650
Total Energy		3,088,650

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2018	17

Consolidated Portfolio of Investments  (continued)
August 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 1.2%
Banks 0.6%
Ameris Bancorp	3,335	165,583
BankUnited, Inc.	3,508	136,075
BOK Financial Corp.	2,331	239,044
Citigroup, Inc.	4,085	291,016
Columbia Banking System, Inc.	8,249	348,520
Comerica, Inc.	3,030	295,365
Cullen/Frost Bankers, Inc.	497	55,112
German American Bancorp, Inc.	809	30,410
Investors Bancorp, Inc.	8,750	112,000
JPMorgan Chase & Co.	4,172	478,028
M&T Bank Corp.	909	161,029
Park National Corp.	456	50,228
Pinnacle Financial Partners, Inc.	867	55,965
Prosperity Bancshares, Inc.	2,124	158,960
Renasant Corp.	4,770	222,711
Stock Yards Bancorp, Inc.	803	31,076
U.S. Bancorp	5,625	304,369
Washington Trust Bancorp, Inc.	1,934	116,040
Zions Bancorporation	1,048	55,848
Total		3,307,379
Consumer Finance —%
Capital One Financial Corp.	2,184	216,412
Insurance 0.6%
Xl Group Ltd.(h),(i)	58,840	3,376,828
Total Financials		6,900,619
Health Care 1.8%
Health Care Equipment & Supplies 0.3%
NxStage Medical, Inc.(f),(h),(i)	62,541	1,772,412
Health Care Providers & Services 1.2%
Aetna, Inc.	7,729	1,547,887
Air Methods Corp.(e),(f),(g)	238,585	2,564,789
Aveta, Inc. Escrow(e),(f),(g)	6,409,000	6
Aveta, Inc. Escrow(e),(f),(g)	2,397,000	2
Envision Healthcare Corp.(f),(h),(i)	23,178	1,051,354
Common Stocks (continued)
Issuer	Shares	Value ($)
Express Scripts Holding Co.(f)	5,398	475,132
Humana, Inc.(h),(i)	3,688	1,229,063
Total		6,868,233
Pharmaceuticals 0.3%
Akorn, Inc.(f),(j)	13,250	207,892
Bayer AG, Registered Shares	9,435	880,296
Paratek Pharmaceuticals, Inc.(f),(h),(i)	79,636	816,269
Total		1,904,457
Total Health Care		10,545,102
Industrials 1.0%
Construction & Engineering —%
HC2 Holdings, Inc.(f)	11,950	74,927
Machinery 0.5%
Trinity Industries, Inc.(h),(i)	83,797	3,003,284
Professional Services 0.2%
Nielsen Holdings PLC(h),(i)	39,575	1,028,950
Road & Rail 0.3%
Norfolk Southern Corp.(h),(i)	10,495	1,824,451
Total Industrials		5,931,612
Information Technology 2.1%
Communications Equipment 0.2%
NETGEAR, Inc.(f),(h),(i)	18,158	1,286,494
Electronic Equipment, Instruments & Components —%
Radisys Corp.(f),(h),(i)	38,722	61,568
IT Services 0.8%
DXC Technology Co.(h),(i),(j)	15,174	1,382,200
Perspecta, Inc.	65,267	1,518,110
Travelport Worldwide Ltd.(h),(i)	85,168	1,581,570
Total		4,481,880
Semiconductors & Semiconductor Equipment 0.2%
Integrated Device Technology, Inc.(f)	16,362	695,221
NXP Semiconductors NV(f)	3,749	349,182
Total		1,044,403

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
18	Multi-Manager Alternative Strategies Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
August 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 0.6%
Dell Technologies, Inc. - VMware, Inc., Class V(f),(h),(i)	11,971	1,151,251
Gemalto NV	15,171	880,839
Link Mobility Group ASA(f)	24,035	634,827
Symantec Corp.	41,286	832,326
Total		3,499,243
Technology Hardware, Storage & Peripherals 0.3%
Xerox Corp.(h),(i)	60,272	1,679,178
Total Information Technology		12,052,766
Materials 0.8%
Chemicals 0.5%
Ashland Global Holdings, Inc.	26,470	2,228,774
Axalta Coating Systems Ltd.(f)	15,004	457,622
Total		2,686,396
Metals & Mining 0.3%
Vedanta Resources PLC	148,277	1,597,685
Total Materials		4,284,081
Real Estate 2.6%
Equity Real Estate Investment Trusts (REITS) 2.6%
CorePoint Lodging, Inc.(h),(i)	82,058	1,710,909
Education Realty Trust, Inc.(h),(i)	95,176	3,938,383
Forest City Realty Trust, Inc., Class A	186,752	4,696,813
Macerich Co. (The)(h),(i)	34,457	2,024,004
ProLogis, Inc.	77	5,173
Spirit MTA REIT(f)	27,870	298,766
Spirit Realty Capital, Inc.(h),(i)	225,842	1,890,298
Total		14,564,346
Total Real Estate		14,564,346
Utilities 0.5%
Multi-Utilities 0.5%
Vectren Corp.(h),(i)	38,791	2,761,919
Total Utilities		2,761,919
Total Common Stocks (Cost $87,791,365)		89,665,646
Convertible Bonds(k) 0.9%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Aerospace & Defense 0.3%
RTI International Metals, Inc.
10/15/2019	1.625%		1,879,000	1,934,733
Cable and Satellite 0.0%
DISH Network Corp.
08/15/2026	3.375%		80,000	75,248
Consumer Cyclical Services 0.1%
Liberty Expedia Holdings, Inc.(a)
06/30/2047	1.000%		270,000	270,793
Electric 0.1%
NextEra Energy Partners LP(a)
09/15/2020	1.500%		300,000	306,633
NRG Energy, Inc.(a)
06/01/2048	2.750%		200,000	205,031
Total				511,664
Health Care 0.1%
Danaher Corp.(l)
01/22/2021	0.000%		100,000	395,349
Healthcare Insurance 0.1%
Anthem, Inc.
10/15/2042	2.750%		95,000	344,783
Independent Energy 0.0%
Oasis Petroleum, Inc.
09/15/2023	2.625%		185,000	243,198
Other REIT 0.0%
Redwood Trust, Inc.
07/15/2024	5.625%		130,000	129,105
Pharmaceuticals 0.0%
Bayer Capital Corp BV(a)
Subordinated
11/22/2019	5.625%	EUR	200,000	220,833
Technology 0.1%
Novellus Systems, Inc.
05/15/2041	2.625%		30,000	156,347
Sony Corp.(l)
09/30/2022	0.000%	JPY	26,000,000	325,673
Total				482,020
Wireless 0.0%
Avaya Holdings Corp.(a)
06/15/2023	2.250%		210,000	220,277

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2018	19

Consolidated Portfolio of Investments  (continued)
August 31, 2018
Convertible Bonds(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wirelines 0.1%
GCI Liberty, Inc.(a)
09/30/2046	1.750%	325,000	339,668
Total Convertible Bonds (Cost $4,901,512)			5,167,671

Convertible Preferred Stocks 0.6%
Issuer		Shares	Value ($)
Energy 0.1%
Oil, Gas & Consumable Fuels 0.1%
Hess Corp.	8.000%	2,900	216,340
Kinder Morgan, Inc.	9.750%	13,600	454,376
Total			670,716
Total Energy			670,716
Health Care 0.1%
Health Care Equipment & Supplies 0.1%
Becton Dickinson and Co.	6.125%	9,350	613,921
Total Health Care			613,921
Industrials 0.1%
Machinery 0.1%
Fortive Corp.	5.000%	390	419,210
Stanley Black & Decker, Inc.	5.375%	1,535	167,699
Total			586,909
Total Industrials			586,909
Real Estate 0.1%
Equity Real Estate Investment Trusts (REITS) 0.1%
Crown Castle International Corp.	6.875%	260	286,242
Total Real Estate			286,242
Utilities 0.2%
Electric Utilities 0.1%
NextEra Energy, Inc.	6.123%	9,000	513,900
Gas Utilities —%
South Jersey Industries, Inc.	7.250%	2,050	110,823
Multi-Utilities 0.1%
Dominion Resources, Inc.	6.750%	7,925	372,792
Total Utilities			997,515
Total Convertible Preferred Stocks (Cost $3,135,250)			3,155,303
Corporate Bonds & Notes(k) 21.3%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Aerospace & Defense 0.2%
BAE Systems Holdings, Inc.(a)
06/01/2019	6.375%		350,000	358,713
L3 Technologies, Inc.
06/15/2028	4.400%		260,000	261,643
Northrop Grumman Corp.
01/15/2025	2.930%		355,000	338,410
Total				958,766
Airlines 0.1%
American Airlines Pass-Through Trust
Series 2016-2 Class AA
06/15/2028	3.200%		230,500	219,062
Continental Airlines Pass-Through Trust
04/19/2022	5.983%		119,230	126,062
U.S. Airways Pass-Through Trust
04/22/2023	6.250%		274,043	292,893
Total				638,017
Apartment REIT 0.1%
Mid-America Apartments LP
10/15/2023	4.300%		325,000	331,107
Automotive 0.1%
General Motors Financial Co., Inc.
04/13/2020	2.650%		370,000	366,009
07/13/2020	3.200%		200,000	199,254
Total				565,263
Banking 2.8%
Bank of America Corp.(m)
12/20/2023	3.004%		1,079,000	1,050,757
10/01/2025	3.093%		225,000	215,336
04/24/2028	3.705%		750,000	725,214
07/23/2029	4.271%		270,000	272,976
Citibank NA
05/01/2020	3.050%		1,100,000	1,099,637
07/23/2021	3.400%		360,000	360,683
Citigroup, Inc.
12/07/2018	2.050%		500,000	499,456
05/22/2019	8.500%		250,000	260,115
Citigroup, Inc.(b)
3-month AUD BBR + 1.550% 05/04/2021	3.516%	AUD	280,000	204,573
ConnectOne Bancorp, Inc.(m)
Subordinated
02/01/2028	5.200%		65,000	63,213
Dime Community Bancshares, Inc.(m)
Subordinated
06/15/2027	4.500%		200,000	198,127

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
20	Multi-Manager Alternative Strategies Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Fifth Third Bancorp(m)
Junior Subordinated
12/31/2049	5.100%		455,000	447,037
Goldman Sachs Group, Inc. (The)(b)
3-month USD LIBOR + 0.750% 02/23/2023	3.060%		380,000	381,146
Goldman Sachs Group, Inc. (The)(a)
05/15/2024	1.375%	EUR	186,000	218,508
Goldman Sachs Group, Inc. (The)
01/23/2025	3.500%		500,000	486,906
05/22/2025	3.750%		400,000	394,364
Goldman Sachs Group, Inc. (The)(m)
09/29/2025	3.272%		260,000	249,781
Huntington Bancshares, Inc.(m)
12/31/2049	5.700%		155,000	153,923
JPMorgan Chase & Co.(b)
3-month USD LIBOR + 0.680% 06/01/2021	3.001%		500,000	502,902
JPMorgan Chase & Co.(m)
05/01/2028	3.540%		750,000	720,189
01/23/2029	3.509%		450,000	429,201
JPMorgan Chase Bank NA(b)
3-month USD LIBOR + 0.250% 02/13/2020	2.588%		690,000	690,444
Lloyds Banking Group PLC(m)
11/07/2023	2.907%		200,000	191,196
M&T Bank Corp.(m)
Junior Subordinated
12/31/2049	5.125%		270,000	270,379
Morgan Stanley
05/13/2019	7.300%		500,000	515,242
Morgan Stanley(b)
3-month USD LIBOR + 0.800% 02/14/2020	3.119%		1,000,000	1,002,249
3-month USD LIBOR + 0.930% 07/22/2022	3.277%		800,000	807,500
Santander UK Group Holdings PLC
10/16/2020	2.875%		500,000	493,812
Santander UK PLC
06/01/2021	3.400%		370,000	370,026
SunTrust Banks, Inc.(m)
Junior Subordinated
12/31/2049	5.050%		275,000	271,727
Synovus Financial Corp.(m)
Subordinated
12/15/2025	5.750%		435,000	449,197
U.S. Bancorp
06/07/2024	0.850%	EUR	100,000	116,095
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
UBS AG
08/14/2019	2.375%		450,000	448,427
Wells Fargo & Co.(b)
3-month AUD BBR + 1.320% 07/27/2021	3.285%	AUD	300,000	218,124
Wells Fargo & Co.
04/27/2022	3.250%	AUD	300,000	217,059
04/22/2026	3.000%		260,000	244,182
Wells Fargo & Co.(m)
05/22/2028	3.584%		310,000	298,965
Wells Fargo Bank NA(m)
07/23/2021	3.325%		435,000	435,538
Westpac Banking Corp.(a)
10/21/2019	5.000%	GBP	150,000	202,668
Zions Bancorporation(m)
Junior Subordinated
12/31/2049	5.800%		99,000	99,321
Total				16,276,195
Brokerage/Asset Managers/Exchanges 0.0%
E*TRADE Financial Corp.(m)
12/31/2049	5.875%		65,000	67,249
Raymond James Financial, Inc.
07/15/2046	4.950%		200,000	206,273
Total				273,522
Building Materials 0.4%
Cemex SAB de CV(a)
05/05/2025	6.125%		315,000	324,528
USG Corp.(a)
06/01/2027	4.875%		2,130,000	2,156,625
Total				2,481,153
Cable and Satellite 0.7%
Altice Financing SA(a)
05/15/2026	7.500%		329,000	313,359
Altice U.S. Finance I Corp.(a)
05/15/2026	5.500%		250,000	246,355
Cablevision Systems Corp.
09/15/2022	5.875%		20,000	20,453
CCO Holdings LLC/Capital Corp.
01/15/2024	5.750%		275,000	279,565
CCO Holdings LLC/Capital Corp.(a)
05/01/2027	5.125%		371,000	354,889
02/01/2028	5.000%		268,000	251,128
Cequel Communications Holdings I LLC/Capital Corp.(a)
04/01/2028	7.500%		200,000	208,951

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2018	21

Consolidated Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Charter Communications Operating LLC/Capital
02/01/2024	4.500%	260,000	262,874
02/15/2028	3.750%	200,000	184,801
Comcast Corp.
02/15/2028	3.150%	150,000	140,748
CSC Holdings LLC(a)
04/15/2027	5.500%	200,000	194,885
02/01/2028	5.375%	275,000	263,170
Intelsat Connect Finance SA(a)
02/15/2023	9.500%	70,000	69,743
Intelsat Jackson Holdings SA
08/01/2023	5.500%	84,000	76,535
Intelsat Jackson Holdings SA(a)
07/15/2025	9.750%	36,000	38,130
Intelsat Luxembourg SA
06/01/2023	8.125%	105,000	91,081
Radiate HoldCo LLC/Finance, Inc.(a)
02/15/2025	6.625%	270,000	252,431
Sirius XM Radio, Inc.(a)
05/15/2023	4.625%	220,000	219,420
07/15/2026	5.375%	215,000	214,699
08/01/2027	5.000%	115,000	111,422
Total			3,794,639
Chemicals 1.1%
Axalta Coating Systems LLC(a)
08/15/2024	4.875%	150,000	149,113
Dow Chemical Co. (The)
05/15/2019	8.550%	500,000	519,339
Hexion, Inc.
04/15/2020	6.625%	1,328,000	1,259,392
Hexion, Inc./Finance ULC
11/15/2020	9.000%	584,000	495,304
Platform Specialty Products Corp.(a)
02/01/2022	6.500%	2,210,000	2,264,744
12/01/2025	5.875%	1,741,000	1,733,021
Total			6,420,913
Construction Machinery 0.1%
United Rentals North America, Inc.
07/15/2023	4.625%	225,000	227,726
05/15/2027	5.500%	325,000	324,252
Total			551,978
Consumer Cyclical Services 0.3%
Amazon.com, Inc.
08/22/2027	3.150%	285,000	275,583
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cimpress NV(a)
06/15/2026	7.000%	165,000	168,641
Expedia Group, Inc.
02/15/2026	5.000%	260,000	268,597
02/15/2028	3.800%	265,000	249,422
IHS Markit Ltd.
08/01/2028	4.750%	515,000	518,279
Matthews International Corp.(a)
12/01/2025	5.250%	85,000	81,847
QVC, Inc.
02/15/2025	4.450%	16,000	15,347
Total			1,577,716
Consumer Products 0.1%
Central Garden & Pet Co.
11/15/2023	6.125%	144,000	148,776
First Quality Finance Co., Inc.(a)
07/01/2025	5.000%	132,000	123,750
Natura Cosmeticos SA(a)
02/01/2023	5.375%	265,000	252,704
Valvoline, Inc.
07/15/2024	5.500%	100,000	102,184
Total			627,414
Diversified Manufacturing 0.1%
General Electric Co.(m)
Junior Subordinated
12/31/2049	5.000%	375,000	370,286
Itron, Inc.(a)
01/15/2026	5.000%	90,000	86,076
Total			456,362
Electric 1.1%
Dominion Energy, Inc.(a),(b)
3-month USD LIBOR + 0.550% 06/01/2019	2.871%	540,000	541,548
Duke Energy Progress LLC
12/01/2044	4.150%	425,000	426,465
Emera U.S. Finance LP
06/15/2026	3.550%	450,000	429,502
Emera, Inc.(m)
Subordinated
06/15/2076	6.750%	450,000	477,496
Entergy Louisiana LLC
09/01/2018	6.500%	500,000	500,047
Indiana Michigan Power Co.
03/15/2023	3.200%	300,000	296,844

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
22	Multi-Manager Alternative Strategies Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
ITC Holdings Corp.
11/15/2027	3.350%		150,000	141,715
Metropolitan Edison Co.
01/15/2019	7.700%		500,000	508,217
MidAmerican Energy Co.
05/01/2046	4.250%		400,000	411,815
NextEra Energy Capital Holdings, Inc.(b)
3-month USD LIBOR + 0.480% 05/04/2021	2.821%		520,000	521,129
NextEra Energy Operating Partners LP(a)
09/15/2024	4.250%		245,000	239,659
09/15/2027	4.500%		540,000	513,147
NRG Energy, Inc.
01/15/2027	6.625%		220,000	230,919
NSTAR Electric Co.
05/15/2027	3.200%		520,000	503,669
Tucson Electric Power Co.
11/15/2021	5.150%		450,000	466,568
Total				6,208,740
Environmental 0.0%
GFL Environmental, Inc.(a)
03/01/2023	5.375%		100,000	95,020
Finance Companies 0.3%
AerCap Ireland Capital Ltd./Global Aviation Trust
05/15/2021	4.500%		250,000	254,271
Air Lease Corp.
01/15/2020	2.125%		400,000	393,805
Freedom Mortgage Corp.(a)
04/15/2025	8.250%		285,000	278,100
International Lease Finance Corp.(a)
09/01/2018	7.125%		500,000	500,052
Total				1,426,228
Food and Beverage 0.5%
Aramark Services, Inc.(a)
04/01/2025	5.000%		275,000	277,538
Bacardi Ltd.(a)
05/15/2028	4.700%		90,000	89,990
Chobani LLC/Finance Corp., Inc.(a)
04/15/2025	7.500%		68,000	57,288
Constellation Brands, Inc.
05/01/2023	4.250%		370,000	377,249
12/01/2025	4.750%		200,000	207,114
Darling Global Finance BV(a)
05/15/2026	3.625%	EUR	100,000	118,661
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
General Mills, Inc.
04/17/2028	4.200%		225,000	224,056
Kraft Heinz Foods Co.
01/30/2029	4.625%		275,000	275,367
06/01/2046	4.375%		200,000	175,419
Molson Coors Brewing Co.
07/15/2024	1.250%	EUR	200,000	230,741
Pilgrim’s Pride Corp.(a)
09/30/2027	5.875%		90,000	85,387
Post Holdings, Inc.(a)
08/15/2026	5.000%		345,000	331,222
03/01/2027	5.750%		455,000	449,510
Total				2,899,542
Gaming 0.1%
GLP Capital LP/Financing II, Inc.
04/15/2026	5.375%		80,000	83,095
06/01/2028	5.750%		5,000	5,300
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%		75,000	77,168
Rivers Pittsburgh Borrower LP/Finance Corp.(a)
08/15/2021	6.125%		83,000	82,984
Sugarhouse HSP Gaming Prop. Mezz LP/Finance Corp.(a)
05/15/2025	5.875%		92,000	86,247
Total				334,794
Health Care 2.2%
Abbott Laboratories
11/30/2046	4.900%		225,000	244,940
Baylor Scott & White Holdings
11/15/2026	2.650%		500,000	460,461
Becton Dickinson and Co.
12/15/2019	2.675%		400,000	397,919
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%		86,000	84,194
CHS/Community Health Systems, Inc.
03/31/2023	6.250%		67,000	63,673
CVS Health Corp.
03/25/2025	4.100%		355,000	355,691
03/25/2028	4.300%		230,000	228,307
03/25/2048	5.050%		435,000	444,589
Envision Healthcare Corp.(a)
12/01/2024	6.250%		125,000	133,626
Fresenius Medical Care U.S. Finance II, Inc.(a)
09/15/2018	6.500%		200,000	200,259
Hackensack Meridian Health, Inc.
07/01/2057	4.500%		300,000	321,087

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2018	23

Consolidated Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
HCA Healthcare, Inc.
Junior Subordinated
02/15/2021	6.250%		320,000	334,315
HCA, Inc.
02/15/2022	7.500%		300,000	330,003
05/01/2023	4.750%		205,000	208,792
03/15/2024	5.000%		465,000	476,673
02/15/2027	4.500%		285,000	282,150
Hologic, Inc.(a)
02/01/2028	4.625%		42,000	39,414
IQVIA, Inc.(a)
05/15/2023	4.875%		160,000	160,823
LifePoint Health, Inc.
05/01/2024	5.375%		4,274,000	4,441,575
New York and Presbyterian Hospital (The)
08/01/2036	3.563%		390,000	369,983
Stryker Corp.
03/08/2019	2.000%		300,000	298,796
Surgery Center Holdings, Inc.(a)
07/01/2025	6.750%		55,000	53,066
Tenet Healthcare Corp.
06/01/2020	4.750%		100,000	101,167
07/15/2024	4.625%		54,000	52,928
Thermo Fisher Scientific, Inc.
09/12/2024	0.750%	EUR	100,000	114,980
Universal Hospital Services, Inc.
08/15/2020	7.625%		2,317,000	2,324,220
Zimmer Biomet Holdings, Inc.(b)
3-month USD LIBOR + 0.750% 03/19/2021	3.076%		200,000	200,909
Total				12,724,540
Healthcare Insurance 0.2%
Aetna, Inc.
06/01/2021	4.125%		400,000	407,532
Centene Corp.
02/15/2021	5.625%		60,000	61,270
05/15/2022	4.750%		62,000	63,079
01/15/2025	4.750%		31,000	31,219
Cigna Corp.
04/15/2025	3.250%		150,000	142,435
10/15/2027	3.050%		200,000	181,349
10/15/2047	3.875%		75,000	63,901
WellCare Health Plans, Inc.
04/01/2025	5.250%		33,000	33,889
WellCare Health Plans, Inc.(a)
08/15/2026	5.375%		17,000	17,508
Total				1,002,182
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Healthcare REIT 0.4%
HCP, Inc.
02/01/2019	3.750%	825,000	825,931
Healthcare Realty Trust, Inc.
04/15/2023	3.750%	600,000	590,501
Ventas Realty LP
04/01/2027	3.850%	300,000	291,134
Welltower, Inc.
04/01/2019	4.125%	500,000	502,107
Total			2,209,673
Independent Energy 0.9%
Antero Resources Corp.
12/01/2022	5.125%	55,000	55,776
06/01/2023	5.625%	275,000	283,176
03/01/2025	5.000%	290,000	292,170
Centennial Resource Production LLC(a)
01/15/2026	5.375%	50,000	49,291
Concho Resources, Inc.
01/15/2025	4.375%	225,000	227,052
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	43,000	41,798
Denbury Resources, Inc.(a)
02/15/2024	7.500%	235,000	238,024
Diamondback Energy, Inc.
05/31/2025	5.375%	425,000	435,783
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2026	5.500%	85,000	84,727
EQT Corp.
10/01/2027	3.900%	260,000	245,295
Gulfport Energy Corp.
05/15/2025	6.375%	21,000	20,753
Murphy Oil Corp.
08/15/2024	6.875%	325,000	343,243
Newfield Exploration Co.
07/01/2024	5.625%	502,000	534,466
01/01/2026	5.375%	305,000	317,947
Occidental Petroleum Corp.
06/15/2025	3.500%	380,000	379,555
Parsley Energy LLC/Finance Corp.(a)
06/01/2024	6.250%	108,000	112,725
01/15/2025	5.375%	455,000	458,974
08/15/2025	5.250%	60,000	59,786
10/15/2027	5.625%	345,000	348,867
Seven Generations Energy Ltd.(a)
09/30/2025	5.375%	85,000	82,451

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
24	Multi-Manager Alternative Strategies Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
SM Energy Co.
01/15/2027	6.625%		225,000	231,751
WPX Energy, Inc.
01/15/2022	6.000%		88,000	91,066
06/01/2026	5.750%		244,000	247,318
Total				5,181,994
Leisure 0.1%
AMC Entertainment Holdings, Inc.
11/15/2024	6.375%	GBP	225,000	300,458
Lodging 0.2%
Hilton Grand Vacations Borrower LLC/Inc.
12/01/2024	6.125%		1,002,000	1,027,666
Media and Entertainment 0.6%
AMC Networks, Inc.
08/01/2025	4.750%		75,000	72,350
Clear Channel International BV(a)
12/15/2020	8.750%		58,000	59,967
Graham Holdings Co.(a)
06/01/2026	5.750%		175,000	178,929
Lin Television Corp.
11/15/2022	5.875%		149,000	151,477
Lions Gate Capital Holdings LLC(a)
11/01/2024	5.875%		270,000	278,242
Meredith Corp.(a)
02/01/2026	6.875%		310,000	314,018
Netflix, Inc.
05/15/2027	3.625%	EUR	200,000	227,847
Netflix, Inc.(a)
04/15/2028	4.875%		350,000	331,726
Nexstar Broadcasting, Inc.(a)
08/01/2024	5.625%		275,000	270,429
Nielsen Luxembourg SARL(a)
02/01/2025	5.000%		320,000	309,879
Sinclair Television Group, Inc.(a)
08/01/2024	5.625%		200,000	197,388
Tribune Media Co.
07/15/2022	5.875%		165,000	167,937
Viacom, Inc.
09/01/2043	5.850%		78,000	81,716
Viacom, Inc.(m)
Junior Subordinated
02/28/2057	6.250%		350,000	344,753
WMG Acquisition Corp.(a)
04/15/2026	5.500%		220,000	216,254
Total				3,202,912
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Metals and Mining 0.3%
Indika Energy Capital III Pte, Ltd.(a)
11/09/2024	5.875%	200,000	184,863
Lundin Mining Corp.(a)
11/01/2022	7.875%	1,074,000	1,122,666
Southern Copper Corp.
04/23/2025	3.875%	395,000	387,634
Vedanta Resources PLC(a)
07/30/2022	6.375%	275,000	263,848
Total			1,959,011
Midstream 0.9%
AmeriGas Partners LP/Finance Corp.
05/20/2027	5.750%	250,000	246,716
Antero Midstream Partners LP/Finance Corp.
09/15/2024	5.375%	330,000	333,207
Blue Racer Midstream LLC/Finance Corp.(a)
11/15/2022	6.125%	40,000	40,842
DCP Midstream Operating LP
03/15/2023	3.875%	15,000	14,630
07/15/2025	5.375%	255,000	261,343
Enbridge Energy Partners LP
10/15/2045	7.375%	137,000	179,600
Enbridge, Inc.
12/01/2026	4.250%	380,000	382,119
Enbridge, Inc.(m)
01/15/2077	6.000%	300,000	293,602
Energy Transfer Equity LP
01/15/2024	5.875%	92,000	97,633
06/01/2027	5.500%	85,000	89,323
EQT Midstream Partners LP
07/15/2028	5.500%	260,000	267,883
Kinder Morgan Energy Partners LP
09/01/2023	3.500%	200,000	196,711
NGPL PipeCo LLC(a)
08/15/2022	4.375%	95,000	95,716
Plains All American Pipeline LP/Finance Corp.
11/01/2024	3.600%	275,000	265,325
Rockies Express Pipeline LLC(a)
01/15/2019	6.000%	75,000	75,734
04/15/2020	5.625%	343,000	353,609
Sabine Pass Liquefaction LLC
03/01/2025	5.625%	200,000	213,613
Sunoco Logistics Partners Operations LP
10/01/2047	5.400%	261,000	257,040
Sunoco LP/Finance Corp.(a)
01/15/2023	4.875%	125,000	123,298

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2018	25

Consolidated Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Targa Resources Partners LP/Finance Corp.(a)
04/15/2026	5.875%		165,000	169,952
Texas Eastern Transmission LP(a)
10/15/2022	2.800%		250,000	241,879
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%		80,000	75,243
Williams Companies, Inc. (The)
06/24/2024	4.550%		290,000	296,040
Williams Partners LP
03/15/2022	3.600%		200,000	199,821
09/15/2025	4.000%		225,000	222,999
06/15/2027	3.750%		350,000	335,790
Total				5,329,668
Natural Gas 0.0%
NiSource, Inc.
11/17/2022	2.650%		250,000	241,166
Office REIT 0.1%
Boston Properties LP
02/01/2024	3.800%		500,000	500,516
SL Green Operating Partnership LP
10/15/2022	3.250%		260,000	253,749
Total				754,265
Oil Field Services 0.1%
FTS International, Inc.
05/01/2022	6.250%		125,000	122,526
Transocean Pontus Ltd.(a)
08/01/2025	6.125%		52,000	52,944
Transocean Proteus Ltd.(a)
12/01/2024	6.250%		85,000	86,700
U.S.A. Compression Partners LP/Finance Corp.(a)
04/01/2026	6.875%		87,000	90,196
Total				352,366
Other Financial Institutions 0.1%
Swiss Insured Brazil Power Finance SARL(a)
09/24/2046	9.850%	BRL	3,230,000	735,515
Other Industry 0.1%
AECOM
10/15/2024	5.875%		255,000	271,937
03/15/2027	5.125%		550,000	539,818
Total				811,755
Other REIT 0.3%
American Campus Communities Operating Partnership LP
04/15/2023	3.750%		500,000	497,676
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
CyrusOne LP/Finance Corp.
03/15/2024	5.000%		175,000	177,737
Education Realty Operating Partnership LP
12/01/2024	4.600%		350,000	358,209
ESH Hospitality, Inc.(a)
05/01/2025	5.250%		275,000	266,426
Fibra Uno Administracion SA de CV(a)
12/15/2024	5.250%		275,000	279,340
Total				1,579,388
Packaging 0.5%
Ardagh Packaging Finance PLC/Holdings U.S.A., Inc.(a)
09/15/2022	4.250%		200,000	197,133
Ball Corp.
12/15/2020	4.375%		170,000	172,463
11/15/2023	4.000%		280,000	273,735
07/01/2025	5.250%		375,000	386,778
03/15/2026	4.875%		265,000	263,804
Berry Global, Inc.
07/15/2023	5.125%		40,000	39,919
Berry Global, Inc.(a)
02/15/2026	4.500%		58,000	54,375
Crown Americas LLC/Capital Corp. IV
01/15/2023	4.500%		325,000	326,374
Crown Americas LLC/Capital Corp. V
09/30/2026	4.250%		17,000	15,610
Crown Cork & Seal Co., Inc.
12/15/2026	7.375%		195,000	212,215
Flex Acquisition Co., Inc.(a)
07/15/2026	7.875%		55,000	54,848
Sealed Air Corp.(a)
12/01/2020	6.500%		310,000	326,463
12/01/2024	5.125%		215,000	217,913
09/15/2025	5.500%		80,000	81,435
Total				2,623,065
Paper 0.1%
Graphic Packaging International, Inc.
11/15/2022	4.875%		150,000	151,196
WestRock RKT Co.
03/01/2019	4.450%		425,000	428,242
Total				579,438
Pharmaceuticals 1.4%
AbbVie, Inc.
11/06/2022	2.900%		125,000	122,118
05/17/2024	1.375%	EUR	130,000	153,038

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
26	Multi-Manager Alternative Strategies Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Allergan Funding SCS
06/01/2024	1.250%	EUR	100,000	114,714
03/15/2025	3.800%		140,000	138,810
03/15/2035	4.550%		110,000	108,055
AMAG Pharmaceuticals, Inc.(a)
09/01/2023	7.875%		4,203,000	4,451,229
Amgen, Inc.
05/01/2045	4.400%		200,000	192,368
AstraZeneca PLC
11/16/2025	3.375%		300,000	291,919
Bausch Health Companies, Inc.(a)
04/15/2025	6.125%		183,000	170,514
11/01/2025	5.500%		109,000	108,793
Bayer US Finance II LLC(a)
12/15/2028	4.375%		345,000	342,049
Catalent Pharma Solutions, Inc.(a)
01/15/2026	4.875%		85,000	81,292
Celgene Corp.
08/15/2045	5.000%		200,000	198,811
Elanco Animal Health, Inc.(a)
08/28/2023	4.272%		345,000	347,036
Gilead Sciences, Inc.
03/01/2026	3.650%		200,000	198,544
03/01/2047	4.150%		110,000	105,548
Teva Pharmaceutical Finance III BV
07/19/2019	1.700%		200,000	196,594
Teva Pharmaceutical Finance Netherlands II BV(a)
03/01/2025	4.500%	EUR	200,000	245,582
Teva Pharmaceutical Finance Netherlands III BV
04/15/2024	6.000%		400,000	404,269
Valeant Pharmaceuticals International, Inc.(a)
04/01/2026	9.250%		29,000	30,817
Total				8,002,100
Property & Casualty 0.2%
Farmers Exchange Capital III(a),(m)
Subordinated
10/15/2054	5.454%		500,000	501,838
MGIC Investment Corp.
08/15/2023	5.750%		175,000	182,887
Nationstar Mortgage Holdings, Inc.(a)
07/15/2023	8.125%		185,000	192,692
Nationwide Mutual Insurance Co.(a),(b)
Subordinated
3-month USD LIBOR + 2.290% 12/15/2024	4.631%		450,000	449,613
Total				1,327,030
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Railroads 0.0%
Union Pacific Corp.
09/10/2028	3.950%	175,000	176,599
Refining 0.2%
Andeavor
12/15/2023	4.750%	320,000	333,938
12/15/2026	5.125%	150,000	159,091
Phillips 66(a),(b)
3-month USD LIBOR + 0.650% 04/15/2019	2.989%	500,000	500,640
Total			993,669
Restaurants 0.3%
1011778 BC ULC/New Red Finance, Inc.(a)
05/15/2024	4.250%	405,000	387,939
10/15/2025	5.000%	285,000	276,421
BC ULC/New Red Finance, Inc.(a)
01/15/2022	4.625%	380,000	380,727
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)
06/01/2024	5.000%	350,000	349,403
06/01/2026	5.250%	390,000	390,134
Total			1,784,624
Retail REIT 0.1%
WEA Finance LLC/Westfield UK & Europe Finance PLC(a)
09/17/2019	2.700%	500,000	498,287
Retailers 1.2%
Cumberland Farms, Inc.(a)
05/01/2025	6.750%	120,000	122,455
GameStop Corp.(a)
03/15/2021	6.750%	3,474,000	3,505,377
Party City Holdings, Inc.(a)
08/01/2026	6.625%	80,000	80,580
Rent-A-Center, Inc.
11/15/2020	6.625%	2,734,000	2,758,333
Rite Aid Corp.(a)
04/01/2023	6.125%	82,000	73,685
Walmart, Inc.
06/26/2025	3.550%	380,000	384,078
Total			6,924,508
Supermarkets 0.3%
SUPERVALU, Inc.
11/15/2022	7.750%	1,384,000	1,438,552

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2018	27

Consolidated Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Supranational 0.9%
Asian Development Bank
03/06/2019	4.625%	NZD	385,000	258,046
08/08/2021	6.450%	INR	18,500,000	255,159
03/09/2022	5.000%	AUD	165,000	129,053
Asian Development Bank(a)
01/16/2020	6.950%	INR	17,800,000	248,509
European Bank for Reconstruction & Development
04/15/2019	7.375%	IDR	1,550,000,000	102,667
European Financial Stability Facility(a)
01/20/2023	0.500%	EUR	135,000	160,461
05/23/2023	1.875%	EUR	190,000	240,137
10/17/2023	0.125%	EUR	350,000	407,156
Inter-American Development Bank
10/09/2018	3.750%	AUD	345,000	248,411
08/20/2019	6.500%	AUD	330,000	246,900
International Bank for Reconstruction & Development
02/26/2019	4.625%	NZD	310,000	207,590
10/28/2019	5.750%	INR	17,400,000	240,332
03/12/2020	2.500%	AUD	355,000	256,460
01/13/2021	2.800%	AUD	190,000	138,293
01/22/2021	3.500%	NZD	620,000	422,247
08/20/2021	7.450%	IDR	3,250,000,000	212,349
10/06/2021	4.625%	NZD	440,000	310,741
01/25/2022	3.375%	NZD	385,000	262,681
International Finance Corp.
10/30/2018	6.450%	INR	21,500,000	302,252
08/15/2022	2.800%	AUD	355,000	258,721
Nordic Investment Bank
03/19/2020	4.125%	NZD	300,000	204,439
Total				5,112,604
Technology 0.7%
Apple, Inc.
05/06/2024	3.450%		270,000	272,330
05/13/2025	3.200%		225,000	222,686
Banff Merger Sub, Inc.(a)
09/01/2026	9.750%		175,000	175,444
Broadcom Corp./Cayman Finance Ltd.
01/15/2020	2.375%		350,000	346,059
CDK Global, Inc.
06/15/2026	5.875%		210,000	216,006
Citrix Systems, Inc.
12/01/2027	4.500%		180,000	175,035
Dell International LLC/EMC Corp.(a)
06/01/2019	3.480%		250,000	250,838
Equinix, Inc.
03/15/2024	2.875%	EUR	140,000	163,761
05/15/2027	5.375%		545,000	554,951
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
First Data Corp.(a)
01/15/2024	5.000%		110,000	110,436
International Business Machines Corp.
12/21/2020	2.750%	GBP	200,000	267,819
Motorola Solutions, Inc.
02/23/2028	4.600%		120,000	119,476
NXP BV/Funding LLC(a)
06/01/2023	4.625%		265,000	268,967
Rackspace Hosting, Inc.(a)
11/15/2024	8.625%		125,000	122,882
Total System Services, Inc.
06/01/2028	4.450%		260,000	263,685
Travelport Corporate Finance PLC(a)
03/15/2026	6.000%		172,000	175,157
Trimble, Inc.
06/15/2023	4.150%		190,000	190,885
Western Digital Corp.
02/15/2026	4.750%		163,000	159,609
Total				4,056,026
Tobacco 0.1%
Altria Group, Inc.
11/10/2018	9.700%		500,000	506,228
BAT Capital Corp.(a)
08/14/2020	2.297%		300,000	294,600
Total				800,828
Transportation Services 0.0%
Teekay Offshore Partners LP/Finance Corp.(a)
07/15/2023	8.500%		160,000	164,953
Wireless 0.4%
America Movil SAB de CV
12/09/2024	7.125%	MXN	5,200,000	250,408
American Tower Corp.
02/15/2019	3.400%		250,000	250,694
06/15/2023	3.000%		140,000	134,952
CC Holdings GS V LLC/Crown Castle GS III Corp.
04/15/2023	3.849%		250,000	249,276
SBA Communications Corp.
10/01/2022	4.000%		207,000	202,848
09/01/2024	4.875%		140,000	138,124
Sprint Capital Corp.
11/15/2028	6.875%		64,000	63,720
Sprint Communications, Inc.(a)
11/15/2018	9.000%		189,000	191,131

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
28	Multi-Manager Alternative Strategies Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sprint Spectrum Co. I/II/III LLC(a)
09/20/2021	3.360%	351,000	349,798
03/20/2025	4.738%	345,000	345,153
T-Mobile U.S.A., Inc.
02/01/2026	4.500%	69,000	65,736
02/01/2028	4.750%	104,000	97,987
Vodafone Group PLC
05/30/2028	4.375%	175,000	173,707
Total			2,513,534
Wirelines 0.3%
AT&T, Inc.
03/01/2037	5.250%	145,000	144,187
06/15/2044	4.800%	700,000	637,424
Level 3 Financing, Inc.
02/01/2023	5.625%	100,000	101,156
05/01/2023	5.125%	65,000	64,919
Qwest Corp.
12/01/2021	6.750%	90,000	96,566
Verizon Communications, Inc.
08/15/2046	4.125%	280,000	248,828
04/15/2049	5.012%	275,000	277,486
Zayo Group LLC/Capital, Inc.(a)
01/15/2027	5.750%	86,000	86,172
Total			1,656,738
Total Corporate Bonds & Notes (Cost $124,234,183)			121,982,483

Equity Funds 1.1%
	Shares	Value ($)
International 1.1%
Altaba, Inc.(f),(h),(i)	88,975	6,188,211
Total Equity Funds (Cost $5,865,503)		6,188,211

Exchange-Traded Funds 0.7%

Consumer Discretionary Select Sector SPDR Fund	4,569	534,344
Consumer Staples Select Sector SPDR Fund(h),(i)	47,024	2,528,951
Industrial Select Sector SPDR Fund	10,320	795,672
Total Exchange-Traded Funds (Cost $3,773,773)		3,858,967
Foreign Government Obligations(k),(n) 5.9%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Australia 0.1%
Australia Government Bond(a)
07/15/2022	5.750%	AUD	150,000	122,692
New South Wales Treasury Corp.
03/01/2022	6.000%	AUD	345,000	279,765
Queensland Treasury Corp.(a)
07/21/2022	6.000%	AUD	500,000	408,632
Total				811,089
Austria 0.1%
Republic of Austria Government Bond(a),(l)
07/15/2023	0.000%	EUR	285,000	332,555
Brazil 0.4%
Brazil Notas do Tesouro Nacional
01/01/2021	10.000%	BRL	2,670,000	670,623
Brazil Notas do Tesouro Nacional Series F
01/01/2023	10.000%	BRL	4,400,000	1,056,840
Brazilian Government International Bond
04/07/2026	6.000%		275,000	276,389
Total				2,003,852
Canada 0.2%
Canada Housing Trust No. 1(a)
06/15/2023	2.350%	CAD	345,000	263,008
Canadian Government Bond
03/01/2023	1.750%	CAD	740,000	557,464
Export Development Canada
06/07/2021	2.400%	AUD	220,000	158,566
Province of Alberta
12/01/2023	3.400%	CAD	310,000	246,873
Province of British Columbia(a)
01/09/2020	6.600%	INR	11,000,000	153,167
Total				1,379,078
Chile 0.1%
Chile Government International Bond
10/30/2022	2.250%		300,000	286,826
China 0.0%
Syngenta Finance NV(a)
04/24/2028	5.182%		210,000	203,325
Colombia 0.2%
Colombia Government International Bond
01/28/2026	4.500%		625,000	639,248
Colombian TES
05/04/2022	7.000%	COP	1,389,000,000	474,073
Total				1,113,321

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2018	29

Consolidated Portfolio of Investments  (continued)
August 31, 2018
Foreign Government Obligations(k),(n) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Costa Rica 0.0%
Costa Rica Government International Bond(a)
01/26/2023	4.250%		200,000	188,048
Croatia 0.0%
Croatia Government International Bond(a)
07/14/2020	6.625%		120,000	126,460
Dominican Republic 0.0%
Dominican Republic International Bond(a)
01/28/2024	6.600%		100,000	105,785
Finland 0.1%
Finland Government Bond(a)
04/15/2023	1.500%	EUR	260,000	325,605
Germany 0.2%
Kreditanstalt fuer Wiederaufbau
05/29/2020	3.750%	NZD	300,000	203,781
08/20/2020	6.000%	AUD	435,000	335,394
03/15/2023	0.375%	EUR	160,000	189,620
08/15/2023	2.125%	EUR	370,000	474,746
Kreditanstalt fuer Wiederaufbau(l)
09/15/2023	0.000%	EUR	80,000	92,821
Total				1,296,362
Hungary 0.2%
Hungary Government International Bond
01/29/2020	6.250%		485,000	505,873
03/29/2021	6.375%		514,000	550,802
11/22/2023	5.750%		140,000	152,159
Total				1,208,834
India 0.1%
NTPC Ltd.(a)
05/03/2022	7.250%	INR	20,000,000	271,569
Indonesia 0.9%
Indonesia Government International Bond(a)
06/14/2023	2.625%	EUR	225,000	274,227
07/18/2024	2.150%	EUR	200,000	236,090
Indonesia Treasury Bond
07/15/2021	8.250%	IDR	4,950,000,000	342,854
05/15/2022	7.000%	IDR	5,067,000,000	335,994
05/15/2023	5.625%	IDR	1,027,000,000	63,534
03/15/2024	8.375%	IDR	5,369,000,000	368,735
09/15/2026	8.375%	IDR	4,630,000,000	318,411
05/15/2027	7.000%	IDR	3,615,000,000	227,445
05/15/2028	6.125%	IDR	5,966,000,000	350,330
03/15/2029	9.000%	IDR	2,610,000,000	186,935
05/15/2031	8.750%	IDR	3,900,000,000	272,974
08/15/2032	7.500%	IDR	1,158,000,000	72,719
Foreign Government Obligations(k),(n) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
05/15/2033	6.625%	IDR	3,528,000,000	205,976
05/15/2038	7.500%	IDR	2,420,000,000	147,508
Pelabuhan Indonesia II PT(a)
05/05/2025	4.250%		225,000	218,650
Perusahaan Penerbit SBSN Indonesia III(a)
03/29/2027	4.150%		270,000	263,821
PT Jasa Marga Persero Tbk(a)
12/11/2020	7.500%	IDR	2,000,000,000	127,631
PT Pertamina Persero(a)
05/20/2023	4.300%		400,000	399,219
05/20/2023	4.300%		270,000	269,473
PT Perusahaan Listrik Negara(a)
05/15/2027	4.125%		280,000	264,988
Total				4,947,514
Ireland 0.5%
Ireland Government Bond(a)
03/20/2023	3.900%	EUR	970,000	1,327,655
03/18/2024	3.400%	EUR	985,000	1,347,264
Total				2,674,919
Kazakhstan 0.0%
Kazakhstan Government International Bond(a)
07/21/2025	5.125%		200,000	215,476
Malaysia 0.3%
Malaysia Government Bond
07/15/2021	4.160%	MYR	1,300,000	321,381
11/30/2021	3.620%	MYR	450,000	109,960
09/30/2024	4.059%	MYR	2,200,000	537,564
03/14/2025	3.882%	MYR	545,000	132,149
11/16/2027	3.899%	MYR	650,000	155,043
06/15/2028	3.733%	MYR	375,000	89,032
04/15/2033	3.844%	MYR	1,223,000	276,099
Total				1,621,228
Mexico 1.0%
Banco Nacional de Comercio Exterior SNC(a)
10/14/2025	4.375%		275,000	271,411
Banco Nacional de Comercio Exterior SNC(a),(m)
Subordinated
08/11/2026	3.800%		200,000	194,694
Mexican Bonos
12/13/2018	8.500%	MXN	4,940,000	258,868
06/11/2020	8.000%	MXN	5,740,000	301,124
06/10/2021	6.500%	MXN	10,200,000	515,747
12/07/2023	8.000%	MXN	3,790,000	199,625
12/05/2024	10.000%	MXN	6,540,000	378,693

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
30	Multi-Manager Alternative Strategies Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
August 31, 2018
Foreign Government Obligations(k),(n) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Mexico City Airport Trust(a)
10/31/2026	4.250%		550,000	518,630
04/30/2028	3.875%		575,000	521,884
10/31/2046	5.500%		325,000	288,429
07/31/2047	5.500%		1,225,000	1,088,678
Mexico Government International Bond
05/29/2031	7.750%	MXN	4,730,000	243,405
01/23/2046	4.600%		230,000	213,885
Petroleos Mexicanos(a)
11/24/2021	7.650%	MXN	5,190,000	256,196
09/12/2024	7.190%	MXN	2,440,000	110,250
Petroleos Mexicanos
03/13/2022	5.375%		320,000	327,317
09/21/2023	4.625%		150,000	147,419
Total				5,836,255
Netherlands 0.1%
Bank Nederlandse Gemeenten NV(a)
02/22/2023	0.250%	EUR	160,000	187,912
06/07/2024	0.250%	EUR	155,000	180,429
Greenko Dutch BV(a)
07/24/2024	5.250%		225,000	208,313
Total				576,654
New Zealand 0.2%
New Zealand Government Bond(a)
04/15/2020	3.000%	NZD	225,000	152,054
05/15/2021	6.000%	NZD	405,000	298,245
New Zealand Local Government Funding Agency Bond
03/15/2019	5.000%	NZD	540,000	362,911
04/15/2023	5.500%	NZD	85,000	63,470
Total				876,680
Norway 0.3%
Norway Government Bond(a)
05/22/2019	4.500%	NOK	5,025,000	615,184
05/25/2021	3.750%	NOK	7,280,000	928,368
05/24/2023	2.000%	NOK	2,825,000	346,409
Total				1,889,961
Peru 0.1%
Corporación Financiera de Desarrollo SA(a)
07/15/2025	4.750%		220,000	222,303
Petroleos del Peru SA(a)
06/19/2047	5.625%		215,000	215,545
Total				437,848
Foreign Government Obligations(k),(n) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Philippines 0.3%
Philippine Government Bond
03/20/2021	3.500%	PHP	12,000,000	215,525
04/21/2023	3.500%	PHP	18,000,000	303,375
07/19/2031	8.000%	PHP	18,000,000	373,445
Philippine Government International Bond
01/15/2021	4.950%	PHP	22,000,000	413,400
01/14/2036	6.250%	PHP	20,000,000	373,120
Total				1,678,865
Portugal 0.2%
Portugal Government International Bond(a)
10/15/2024	5.125%		375,000	392,213
Portugal Obrigacoes do Tesouro OT(a)
04/15/2021	3.850%	EUR	470,000	601,176
Total				993,389
Russian Federation 0.0%
Russian Foreign Bond - Eurobond(a)
09/16/2023	4.875%		200,000	205,010
Singapore 0.2%
BOC Aviation Ltd.(a),(b)
3-month USD LIBOR + 1.050% 05/02/2021	3.399%		200,000	201,347
BOC Aviation Ltd.(a)
09/18/2022	2.750%		200,000	190,842
Singapore Government Bond
09/01/2020	3.250%	SGD	1,065,000	796,747
Total				1,188,936
South Africa 0.0%
South Africa Government International Bond
01/17/2024	4.665%		100,000	97,034
Sweden 0.1%
Sweden Government International Bond(a)
04/24/2023	0.125%	EUR	480,000	561,895
Turkey 0.0%
Turkey Government International Bond
03/23/2023	3.250%		240,000	193,126
Uruguay 0.0%
Uruguay Government International Bond
10/27/2027	4.375%		125,000	127,203
Total Foreign Government Obligations (Cost $36,789,875)				33,774,702

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2018	31

Consolidated Portfolio of Investments  (continued)
August 31, 2018
Municipal Bonds 0.6%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Higher Education 0.1%
University of California
Revenue Bonds
Taxable General
Series 2013-AJ
05/15/2031	4.601%	500,000	533,855
Local General Obligation 0.0%
Los Angeles Unified School District
Unlimited General Obligation Bonds
Build America Bonds -Taxable
Series 2009
07/01/2029	5.755%	250,000	290,468
Sales Tax 0.0%
Santa Clara Valley Transportation Authority
Revenue Bonds
Build America Bonds
Series 2010
04/01/2032	5.876%	250,000	292,483
Special Non Property Tax 0.1%
New York State Dormitory Authority
Revenue Bonds
Build America Bonds
Series 2010
03/15/2030	5.500%	500,000	567,955
State General Obligation 0.1%
State of California
Unlimited General Obligation Bonds
Taxable High Speed Passenger Train
Series 2017
04/01/2047	2.193%	500,000	493,665
Transportation 0.1%
Metropolitan Transportation Authority
Revenue Bonds
Build America Bonds
Series 2010
11/15/2031	6.548%	250,000	308,532
Water & Sewer 0.2%
City of Houston Combined Utility System
Revenue Bonds
Taxable 1st Lien
Series 2014B
05/15/2028	3.828%	500,000	508,265
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Metropolitan Water District of Southern California
Revenue Bonds
Build America Bonds
Subordinated Series 2010
07/01/2040	6.947%	400,000	427,312
Total			935,577
Total Municipal Bonds (Cost $3,503,710)			3,422,535

Preferred Debt 0.1%
Issuer	Coupon Rate	Shares	Value ($)
Banking 0.1%
U.S. Bancorp(m)
12/31/2049	6.500%	9,950	278,401
Wells Fargo & Co.(m)
12/31/2049	5.850%	8,485	218,404
Total			496,805
Total Preferred Debt (Cost $521,306)			496,805

Preferred Stocks 0.3%
Issuer		Shares	Value ($)
Financials 0.3%
Banks 0.2%
First Republic Bank	5.125%	6,900	172,845
People’s United Financial, Inc.(m)	5.625%	8,645	225,548
U.S. Bancorp(m)	3.500%	480	448,320
U.S. Bancorp	5.500%	8,300	211,899
Valley National Bancorp(m)	5.500%	6,350	166,370
Total			1,224,982
Capital Markets —%
Stifel Financial Corp.	5.200%	10,225	253,273
Insurance 0.1%
Hartford Financial Services Group, Inc. (The)(m)	7.875%	9,258	263,113
Total Financials			1,741,368
Total Preferred Stocks (Cost $1,758,336)			1,741,368

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
32	Multi-Manager Alternative Strategies Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
August 31, 2018
Residential Mortgage-Backed Securities - Agency 0.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(b)
CMO Series 4638 Class UF
1-month USD LIBOR + 1.000% 09/15/2044	3.082%	569,479	579,978
Federal National Mortgage Association(b)
CMO Series 2013-5 Class GF
1-month USD LIBOR + 1.100% 10/25/2042	3.165%	571,265	580,609
Government National Mortgage Association(d)
CMO Series 2017-136 Class IO
09/20/2047	5.000%	2,695,390	441,716
Total Residential Mortgage-Backed Securities - Agency (Cost $1,642,032)			1,602,303

Residential Mortgage-Backed Securities - Non-Agency 7.7%

Adjustable Rate Mortgage Trust(b)
CMO Series 2005-9 Class 5A3
1-month USD LIBOR + 0.640% 11/25/2035	2.705%	552,746	543,135
Alternative Loan Trust(c)
CMO Series 2005-43 Class 1A
10/25/2035	3.396%	540,486	527,219
American Home Mortgage Investment Trust(b)
CMO Series 2005-1 Class 6A
6-month USD LIBOR + 2.000% 06/25/2045	4.534%	528,811	543,012
Ameriquest Mortgage Securities, Inc. Asset Backed Pass-Through Certificates(b)
CMO Series 2005-R11 Class A1
1-month USD LIBOR + 0.230% 01/25/2036	2.295%	47,513	47,509
CMO Series 2005-R11 Class M1
1-month USD LIBOR + 0.450% 01/25/2036	2.515%	500,000	499,695
Arroyo Mortgage Trust(a),(c)
CMO Series 2018-1 Class A1
04/25/2048	3.763%	246,301	246,355
ASG Resecuritization Trust(a),(b)
CMO Series 2010-3 Class 3A68
1-month USD LIBOR + 0.290% 12/28/2045	1.911%	8,051	8,049
Asset-Backed Securities Corp. Home Equity Loan Trust(b)
CMO Series 2004-HE6 Class M1
1-month USD LIBOR + 0.945% 09/25/2034	3.010%	466,168	470,589
Banc of America Funding Trust(b)
CMO Series 2006-G Class 2A1
1-month USD LIBOR + 0.220% 07/20/2036	2.297%	636,512	633,506
Banc of America Funding Trust(a),(c)
CMO Series 2016-R1 Class A1
03/25/2040	2.500%	420,760	408,722
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated, CMO Series 2014-R6 Class 2A13
07/26/2036	2.194%	925,000	891,081
BCAP LLC Trust(a),(c)
CMO Series 2012-RR11 Class 2A3
08/26/2036	2.184%	204,366	204,191
BCAP LLC Trust(a),(b)
CMO Series 2014-RR1 Class 3A3
1-month USD LIBOR + 0.160% 03/26/2037	2.224%	340,542	337,005
CMO Series 2014-RR2 Class 6A1
1-month USD LIBOR + 0.240% 10/26/2036	2.304%	522,679	516,602
CMO Series 2014-RR5 Class 1A4
1-month USD LIBOR + 0.225% 01/26/2036	2.275%	849,000	815,732
Bear Stearns ALT-A Trust(b)
CMO Series 2004-6 Class M1
1-month USD LIBOR + 0.825% 07/25/2034	2.890%	788,770	748,795
Bear Stearns Mortgage Funding Trust(b)
CMO Series 2006-AR3 Class 1A1
1-month USD LIBOR + 0.180% 10/25/2036	2.245%	771,520	723,105
CMO Series 2006-AR4 Class A1
1-month USD LIBOR + 0.210% 12/25/2036	2.275%	501,509	483,041
CMO Series 2007-AR3 Class 21A1
1-month USD LIBOR + 0.150% 04/25/2037	2.215%	779,080	744,938
Bear Stearns Trust(b)
CMO Series 2005-1 Class A1
1-month USD LIBOR + 0.560% 01/25/2035	2.625%	302,785	303,504
Centex Home Equity Loan Trust(b)
CMO Series 2005-A Class M1
1-month USD LIBOR + 0.720% 01/25/2035	2.785%	523,672	524,186
CMO Series 2005-D Class M3
1-month USD LIBOR + 0.480% 10/25/2035	2.785%	900,000	902,945
CIM Trust(a),(c)
CMO Series 2017-5 Class A1
05/25/2057	2.300%	291,658	287,995
CMO Series 2018-R2 Class A1
08/27/2057	3.690%	773,533	769,993
CMO Series 2018-R4 Class A1
12/26/2057	4.070%	825,535	825,540
CIM Trust(a)
CMO Series 2017-7 Class A
04/25/2057	3.000%	800,306	791,452

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2018	33

Consolidated Portfolio of Investments  (continued)
August 31, 2018
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup Mortgage Loan Trust(b)
CMO Series 2006-HE1 Class M2
1-month USD LIBOR + 0.340% 01/25/2036	2.575%	197,664	197,741
CMO Series 2006-HE1 Class M3
1-month USD LIBOR + 0.360% 01/25/2036	2.605%	750,000	750,247
COLT Mortgage Loan Trust(a),(c)
CMO Series 2017-1 Class A1
05/27/2047	2.614%	648,883	630,715
Countrywide Asset-Backed Certificates(b)
CMO Series 2004-AB2 Class M2
1-month USD LIBOR + 0.855% 05/25/2036	2.920%	777,570	783,635
CMO Series 2007-13 Class 2A1
1-month USD LIBOR + 0.900% 10/25/2047	2.965%	264,661	264,086
CMO Series 2007-13 Class 2A2
1-month USD LIBOR + 0.800% 10/25/2047	2.865%	526,115	520,724
Credit Suisse Mortgage Capital Trust(a)
CMO Series 2015-2R Class 1A1
08/27/2037	3.000%	516,014	518,805
CMO Series 20154R Class 5A1
10/27/2036	3.000%	416,111	418,506
Credit-Based Asset Servicing & Securitization LLC(b)
CMO Series 2005-CB4 Class M2
1-month USD LIBOR + 0.450% 07/25/2035	2.515%	560,000	561,491
CWABS Asset-Backed Certificates Trust(b)
CMO Series 2005-14 Class M2
1-month USD LIBOR + 0.470% 04/25/2036	2.535%	880,000	877,400
Deephaven Residential Mortgage Trust(a),(c)
CMO Series 2017-1A Class A1
12/26/2046	2.725%	294,167	288,323
Fannie Mae Connecticut Avenue Securities(b)
CMO Series 2014-C02 Class 1M1
1-month USD LIBOR + 0.950% 05/25/2024	3.015%	29,668	29,732
CMO Series 2017-C03 Class 1M1
1-month USD LIBOR + 0.950% 10/25/2029	3.015%	406,270	408,365
CMO Series 2017-C04 Class 2M1
1-month USD LIBOR + 0.850% 11/25/2029	2.915%	345,343	346,500
First Franklin Mortgage Loan Trust(b)
CMO Series 2004-FF11 Class M3
1-month USD LIBOR + 0.900% 01/25/2035	2.965%	747,906	753,394
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2006-FF4 Class A3
1-month USD LIBOR + 0.280% 03/25/2036	2.345%	700,000	687,716
First Horizon Mortgage Pass-Through Trust(c)
CMO Series 2005-AR4 Class 2A1
10/25/2035	3.788%	594,200	574,821
First NLC Trust(b)
CMO Series 2005-4 Class A4
1-month USD LIBOR + 0.390% 02/25/2036	2.455%	827,110	824,324
Freddie Mac Structured Agency Credit Risk Debt Notes(b)
CMO Series 2016-DNA2 Class M2
1-month USD LIBOR + 2.200% 10/25/2028	4.265%	236,902	239,244
CMO Series 2016-HQA3 Class M1
1-month USD LIBOR + 0.800% 03/25/2029	2.865%	123,975	124,094
CMO Series 2017-DNA3 Class M1
1-month USD LIBOR + 0.750% 03/25/2030	2.815%	268,011	268,440
GE-WMC Asset-Backed Pass-Through Certificates(b)
CMO Series 2005-1 Class M1
1-month USD LIBOR + 0.660% 10/25/2035	2.725%	865,827	863,732
GMACM Mortgage Loan Trust(c)
CMO Series 2006-AR1 Class 1A1
04/19/2036	3.805%	709,342	659,466
GSAMP Trust(b)
CMO Series 2005-WMC3 Class A2C
1-month USD LIBOR + 0.330% 12/25/2035	2.725%	810,000	774,765
HarborView Mortgage Loan Trust(b)
CMO Series 2007-6 Class 1A1A
1-month USD LIBOR + 0.200% 08/19/2037	2.277%	703,726	651,089
Home Equity Mortgage Loan Asset-Backed Trust(b)
CMO Series 2005-D Class AII4
1-month USD LIBOR + 0.350% 03/25/2036	2.415%	604,944	603,833
Impac CMB Trust(b)
CMO Series 2004-8 Class 2A1 (FGIC)
1-month USD LIBOR + 0.700% 10/25/2034	2.765%	635,512	625,352
Impac Secured Assets Corp.(b)
CMO Series 2004-3 Class 2A2
1-month USD LIBOR + 0.640% 11/25/2034	2.705%	57,231	57,305
JPMorgan Alternative Loan Trust(b)
CMO Series 2007-S1 Class A2
1-month USD LIBOR + 0.340% 04/25/2047	2.405%	474,382	460,281

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
34	Multi-Manager Alternative Strategies Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
August 31, 2018
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Mortgage Acquisition Corp.(b)
CMO Series 2006-FRE1 Class M1
1-month USD LIBOR + 0.390% 05/25/2035	2.455%	600,000	596,119
JPMorgan Mortgage Acquisition Trust(b)
CMO Series 2007-CH2 Class AV5
1-month USD LIBOR + 0.260% 01/25/2037	2.325%	630,000	622,322
CMO Series 2007-CH3 Class A5
1-month USD LIBOR + 0.260% 03/25/2037	2.325%	895,000	874,966
CMO Series 2007-HE1 Class AV4
1-month USD LIBOR + 0.280% 03/25/2047	2.345%	1,103,000	975,061
Lehman XS Trust(b)
CMO Series 2007-16N Class 2A2
1-month USD LIBOR + 0.850% 09/25/2047	2.914%	701,032	684,671
Morgan Stanley Mortgage Loan Trust(b)
CMO Series 2005-6AR Class 1A1
1-month USD LIBOR + 0.280% 11/25/2035	2.625%	252,895	253,805
Morgan Stanley Resecuritization Trust(a),(b)
CMO Series 2013-R6 Class 2A
1-month USD LIBOR + 0.260% 04/26/2053	1.881%	555,131	550,745
MortgageIT Trust(b)
CMO Series 2005-4 Class A1
1-month USD LIBOR + 0.280% 10/25/2035	2.345%	574,086	567,557
Nomura Resecuritization Trust(a),(b)
CMO Series 2014-6R Class 2A1
1-month USD LIBOR + 0.160% 03/26/2037	1.188%	420,067	398,700
Nomura Resecuritization Trust(a),(c)
CMO Series 2015-6R Class 2A1
01/26/2037	4.000%	234,822	234,291
Option One Mortgage Loan Trust(b)
CMO Series 2005-2 Class M1
1-month USD LIBOR + 0.660% 05/25/2035	2.725%	549,030	550,001
CMO Series 2006-1 Class 1A1
1-month USD LIBOR + 0.220% 01/25/2036	2.285%	584,005	575,573
RALI Series Trust(b)
CMO Series 2006-QA6 Class A3
1-month USD LIBOR + 0.190% 07/25/2036	2.255%	756,989	697,272
CMO Series 2007-QH6 Class A1
1-month USD LIBOR + 0.190% 07/25/2037	2.255%	707,621	688,562
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RAMP Series Trust(b)
CMO Series 2005-RZ4 Class M1
1-month USD LIBOR + 0.480% 11/25/2035	2.545%	250,270	250,737
RAMP Trust(b)
CMO Series 2005-RS4 Class M4
1-month USD LIBOR + 0.640% 04/25/2035	3.025%	745,000	746,746
CMO Series 2005-RZ3 Class M3
1-month USD LIBOR + 0.550% 09/25/2035	2.890%	850,000	845,155
Soundview Home Loan Trust(b)
CMO Series 2006-OPT5 Class 1A1
1-month USD LIBOR + 0.140% 07/25/2036	2.205%	856,450	830,135
Specialty Underwriting & Residential Finance Trust(b)
CMO Series 2005-AB3 Class A1A
1-month USD LIBOR + 0.260% 09/25/2036	2.585%	446,531	446,797
Structured Adjustable Rate Mortgage Loan Trust(b)
CMO Series 2005-19XS Class 2A1
1-month USD LIBOR + 0.300% 10/25/2035	2.365%	456,679	450,322
Structured Asset Investment Loan Trust(b)
CMO Series 2004-6 Class A3
1-month USD LIBOR + 0.800% 07/25/2034	2.865%	775,082	772,182
CMO Series 2005-10 Class A6
1-month USD LIBOR + 0.330% 12/25/2035	2.725%	547,626	547,166
Towd Point Mortgage Trust(a),(c)
CMO Series 2015-6 Class M2
04/25/2055	3.750%	125,000	124,385
CMO Series 2018-3 Class A1
05/25/2058	3.750%	145,493	146,036
Towd Point Mortgage Trust(a)
CMO Series 2017-3 Class A1
07/25/2057	2.750%	79,713	78,198
Towd Point Mortgage Trust(a),(b)
CMO Series 2017-5 Class A1
1-month USD LIBOR + 0.600% 02/25/2057	2.665%	692,077	692,703
Towd Point Mortgage Trust
CMO Series 2018-4 Class A1
06/25/2058	3.000%	315,000	306,408
Verus Securitization Trust(a)
CMO Series 2018-1 Class A1
02/25/2048	2.929%	103,195	102,077

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2018	35

Consolidated Portfolio of Investments  (continued)
August 31, 2018
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust(b)
CMO Series 2006-AR2 Class A1A
1-year MTA + 0.940% 04/25/2046	2.784%	438,470	393,489
Wells Fargo Alternative Loan Trust(b)
CMO Series 2005-2 Class M1
1-month USD LIBOR + 0.675% 10/25/2035	2.740%	504,099	502,329
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $43,610,740)			44,066,532

Senior Loans(k) 2.1%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.0%
DAE Aviation Holdings, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 3.750% 07/07/2022	5.830%	114,120	114,335
Airlines 0.1%
American Airlines, Inc.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 04/28/2023	4.065%	227,677	225,873
United AirLines, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 1.750% 04/01/2024	3.826%	227,694	227,221
Total			453,094
Automotive 0.0%
American Axle & Manufacturing, Inc.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 04/06/2024	4.373%	226,515	226,289
Cable and Satellite 0.1%
Charter Communications Operating, LLC/Safari LLC(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 04/30/2025	4.080%	497,500	497,500
Virgin Media Bristol LLC(b),(o)
Tranche K Term Loan
3-month USD LIBOR + 2.500% 01/15/2026	4.563%	210,000	209,857
Total			707,357
Senior Loans(k) (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.0%
ServiceMaster Co. LLC (The)(b),(o)
Tranche C Term Loan
3-month USD LIBOR + 2.500% 11/08/2023	4.576%	135,174	135,198
Uber Technologies, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 4.000% 04/04/2025	6.080%	90,000	90,562
Total			225,760
Consumer Products 0.1%
Energizer Holdings, Inc.(b),(o),(p)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 06/20/2025		265,000	266,325
Revlon Consumer Products Corp.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 09/07/2023	5.811%	661,633	491,024
Total			757,349
Food and Beverage 0.1%
Aramark Intermediate HoldCo Corp.(b),(o)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 03/28/2024	4.084%	230,306	230,691
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% 03/11/2025	4.084%	79,800	79,900
US Foods, Inc./US Foodservice, Inc.(b),(o),(p)
Term Loan
3-month USD LIBOR + 2.000% 06/27/2023		10,000	9,981
Total			320,572
Health Care 0.0%
Gentiva Health Services, Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 07/02/2025	6.125%	205,294	206,577
Home Construction 0.1%
Brookfield WEC Holdings, Inc.(b),(o),(p)
Term Loan
3-month USD LIBOR + 2.500% 08/01/2025	6.500%	365,000	362,467

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
36	Multi-Manager Alternative Strategies Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
August 31, 2018
Senior Loans(k) (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Independent Energy 0.0%
MEG Energy Corp.(b),(o)
Term Loan
3-month USD LIBOR + 3.500% 12/31/2023	0.000%	43,233	43,266
Leisure 0.0%
Cinemark U.S.A., Inc.(b),(o)
Term Loan
3-month USD LIBOR + 1.750% 03/31/2025	3.835%	113,932	113,980
Metro-Goldwyn-Mayer, Inc.(b),(o)
2nd Lien Term Loan
3-month USD LIBOR + 4.500% 07/03/2026	6.580%	205,000	205,000
Total			318,980
Lodging 0.2%
Four Seasons Holdings, Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 2.000% 11/30/2023	4.076%	366,129	365,804
Hilton Worldwide Finance LLC(b),(o)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 10/25/2023	3.815%	251,101	251,834
Marriott Ownership(b),(o),(p)
Term Loan
3-month USD LIBOR + 2.250% 08/29/2025		275,000	275,344
Wyndham Hotels & Resorts, Inc,(b),(o),(p)
Tranche B Term Loan
3-month USD LIBOR + 1.750% 05/30/2025	3.826%	125,000	125,125
Total			1,018,107
Media and Entertainment 0.1%
Cengage Learning, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 4.250% 06/07/2023	6.327%	250,000	231,375
Meredith Corp.(b),(o)
Term Loan
3-month USD LIBOR + 3.000% 01/31/2025	5.076%	169,550	169,926
Total			401,301
Senior Loans(k) (continued)
Borrower	Coupon Rate		Principal Amount ($)	Value ($)
Midstream 0.0%
Energy Transfer Equity LP(b),(o),(p)
Term Loan
3-month USD LIBOR + 2.000% 02/02/2024			120,000	119,981
Other Financial Institutions 0.1%
WP CPP Holdings, LLC(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 04/30/2025	6.214%		345,000	346,080
Other Industry 0.1%
AECOM (b),(o)
Tranche B Term Loan
3-month USD LIBOR + 1.750% 03/13/2025	3.826%		233,113	233,259
Altran Technologies(b),(o)
Tranche B Term Loan
3-month Euribor + 2.750% 03/20/2025	2.750%	EUR	58,723	67,829
RBS Global, Inc./Rexnord LLC(b),(o)
Term Loan
3-month USD LIBOR + 2.000% 08/21/2024	4.065%		87,591	87,837
Total				388,925
Packaging 0.2%
Berry Global, Inc.(b),(o)
Tranche Q Term Loan
3-month USD LIBOR + 2.000% 10/01/2022	4.186%		145,576	145,613
Tranche R Term Loan
3-month USD LIBOR + 2.000% 01/19/2024	4.186%		341,541	341,306
Tranche S Term Loan
3-month USD LIBOR + 1.750% 02/08/2020	3.936%		136,000	135,891
BWAY Holding Co.(b),(o)
Term Loan
3-month USD LIBOR + 3.250% 04/03/2024	5.581%		195,000	194,163
Crown Holdings, Inc.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 04/03/2025	4.076%		50,000	50,134
3-month Euribor + 2.375% 04/03/2025	2.375%	EUR	50,000	58,150
Total				925,257

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2018	37

Consolidated Portfolio of Investments  (continued)
August 31, 2018
Senior Loans(k) (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Pharmaceuticals 0.0%
Catalent Pharma Solutions, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 2.250% 05/20/2024	4.326%	15,786	15,830
Grifols Worldwide Operations Ltd.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 01/31/2025	4.207%	287,093	288,204
Total			304,034
Property & Casualty 0.0%
USI, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 3.000% 05/16/2024	5.334%	173,687	173,180
Restaurants 0.1%
New Red Finance, Inc./Burger King/Tim Hortons(b),(o)
Tranche B3 Term Loan
3-month USD LIBOR + 2.250% 02/16/2024	4.326%	380,118	379,882
Retailers 0.1%
Neiman Marcus Group, Ltd. LLC(b),(o),(p)
Term Loan
3-month USD LIBOR + 3.250% 10/25/2020	5.330%	423,281	392,382
Technology 0.5%
Ascend Learning LLC(b),(o)
Term Loan
3-month USD LIBOR + 3.000% 07/12/2024	5.076%	114,138	113,852
Avaya, Inc.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 4.250% 12/15/2024	6.313%	194,025	195,214
Barracuda Networks, Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 02/12/2025	5.314%	144,637	144,638
Dell International LLC/EMC Corp.(b),(o)
Tranche A3 Term Loan
3-month USD LIBOR + 1.500% 12/31/2018	3.580%	185,300	185,186
Tranche B Term Loan
3-month USD LIBOR + 2.000% 09/07/2023	4.080%	263,573	263,462
Senior Loans(k) (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
First Data Corp.(b),(o)
Term Loan
3-month USD LIBOR + 2.000% 07/08/2022	4.066%	309,196	308,986
Microchip Technology, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 2.000% 05/29/2025	4.080%	190,000	189,645
Micron Technology, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 1.750% 04/26/2022	3.830%	209,733	210,345
Rackspace Hosting, Inc.(b),(o)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.000% 11/03/2023	5.348%	59,549	59,140
RP Crown Parent, LLC(b),(o)
Term Loan
3-month USD LIBOR + 2.750% 10/12/2023	4.826%	307,657	308,171
SS&C Technologies Holdings, Inc.(b),(o)
Tranche B3 Term Loan
3-month USD LIBOR + 2.500% 04/16/2025	4.326%	138,400	138,469
Tranche B4 Term Loan
3-month USD LIBOR + 2.500% 04/16/2025	4.326%	53,552	53,578
SS&C Technologies Holdings, Inc.(b),(o),(p)
Tranche B5 Term Loan
3-month USD LIBOR + 2.500% 04/16/2025		195,000	195,041
West Corp.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 4.000% 10/10/2024	6.076%	153,558	152,838
Worldplay LLC(b),(o),(p)
Tranche B4 Term Loan
3-month USD LIBOR + 1.750% 08/09/2024	3.813%	230,624	230,541
Zebra Technologies Corp./Diamond Holdings Ltd.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 1.750% 10/27/2021	4.063%	151,199	151,891
Total			2,900,997
Transportation Services 0.0%
XPO Logistics, Inc.(b),(o),(p)
Term Loan
3-month USD LIBOR + 2.000% 02/24/2025		40,000	40,077

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
38	Multi-Manager Alternative Strategies Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
August 31, 2018
Senior Loans(k) (continued)
Borrower	Coupon Rate		Principal Amount ($)	Value ($)
Wireless 0.1%
SBA Senior Finance II LLC(b),(o)
Term Loan
3-month USD LIBOR + 2.000% 04/11/2025	4.080%		342,333	341,097
Sprint Communications, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 2.500% 02/02/2024	4.625%		341,541	341,541
Total				682,638
Wirelines 0.1%
CenturyLink, Inc.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 01/31/2025	4.826%		175,120	173,019
Coral-US Co-Borrower LLC/Cable & Wireless Ltd.(b),(o)
Tranche B4 Term Loan
3-month USD LIBOR + 3.250% 01/30/2026	5.326%		270,000	269,943
Total				442,962
Total Senior Loans (Cost $12,300,475)				12,251,849

Treasury Bills(k) 5.2%
Issuer	Effective Yield		Principal Amount ($)	Value ($)
Japan 0.6%
Japan Treasury Discount Bills
09/10/2018	(0.120%)	JPY	255,000,000	2,295,100
10/15/2018	(0.160%)	JPY	115,000,000	1,035,211
Total				3,330,311
United States 4.6%
U.S. Treasury Bills
09/06/2018	1.830%		1,254,000	1,253,623
10/18/2018	1.900%		1,010,000	1,007,481
01/03/2019	2.100%		4,508,000	4,475,884
01/10/2019	2.120%		1,860,000	1,845,864
01/31/2019	2.180%		9,275,000	9,191,195
02/07/2019	2.180%		6,288,000	6,228,465
02/14/2019	2.200%		1,307,000	1,293,987
02/21/2019	2.200%		1,225,000	1,212,260
U.S. Treasury Bills(h)
09/13/2018	1.850%		102,000	101,933
Total				26,610,692
Total Treasury Bills (Cost $29,934,056)				29,941,003

U.S. Treasury Obligations 0.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
02/15/2048	3.000%	913,300	911,809
Total U.S. Treasury Obligations (Cost $905,552)			911,809

Warrants 0.0%
Issuer	Shares	Value ($)
Information Technology —%
Software —%
Avaya Holdings Corp.(f),(g)	9,192	43,662
Total Information Technology		43,662
Total Warrants (Cost $—)		43,662

Options Purchased Calls 0.0%
Value ($)
(Cost $54,901)	38,132

Options Purchased Puts 0.0%

(Cost $233,407)	73,726

Money Market Funds 22.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.058%(q),(r),(s)	129,624,362	129,611,399
Total Money Market Funds (Cost $129,612,893)		129,611,399
Total Investments in Securities (Cost $557,335,706)		554,174,028

Investments in securities sold short

Common Stocks (6.0)%
Issuer	Shares	Value ($)
Consumer Discretionary (1.6)%
Hotels, Restaurants & Leisure (0.6)%
Choice Hotels International, Inc.	(10,687)	(834,121)
Extended Stay America, Inc.	(7,385)	(149,029)
Hilton Worldwide Holdings, Inc.	(11,103)	(861,815)
Marriott International, Inc., Class A	(6,517)	(824,205)
Marriott Vacations World	(5,638)	(670,922)
Total		(3,340,092)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2018	39

Consolidated Portfolio of Investments  (continued)
August 31, 2018

Common Stocks (continued)
Issuer	Shares	Value ($)
Media (0.8)%
Discovery, Inc., Class A(f)	(39,044)	(1,086,594)
Walt Disney Co. (The)	(33,730)	(3,778,435)
Total		(4,865,029)
Specialty Retail (0.2)%
Lowe’s Companies, Inc.	(9,955)	(1,082,606)
Total Consumer Discretionary		(9,287,727)
Consumer Staples (0.8)%
Beverages (0.3)%
Keurig Dr. Pepper, Inc.	(70,753)	(1,613,169)
Food Products (0.3)%
ConAgra Foods, Inc.	(52,908)	(1,944,369)
Household Products (0.2)%
Energizer Holdings, Inc.	(16,434)	(1,045,038)
Total Consumer Staples		(4,602,576)
Energy (0.5)%
Oil, Gas & Consumable Fuels (0.5)%
Marathon Petroleum Corp.	(32,129)	(2,643,895)
Total Energy		(2,643,895)
Health Care (0.3)%
Health Care Providers & Services (0.1)%
Cigna Corp.	(1,315)	(247,667)
CVS Health Corp.	(6,476)	(487,254)
Total		(734,921)
Life Sciences Tools & Services (0.1)%
Cambrex Corp.(f)	(8,470)	(570,878)
Pharmaceuticals (0.1)%
Merck KGaA	(4,380)	(460,008)
Total Health Care		(1,765,807)
Industrials (1.0)%
Machinery (0.3)%
Dover Corp.	(9,971)	(856,210)
Greenbrier Companies, Inc. (The)	(8,380)	(486,040)
Total		(1,342,250)
Road & Rail (0.4)%
CSX Corp.	(31,326)	(2,323,136)

Common Stocks (continued)
Issuer	Shares	Value ($)
Trading Companies & Distributors (0.3)%
GATX Corp.	(20,949)	(1,769,143)
Total Industrials		(5,434,529)
Information Technology (1.3)%
Internet Software & Services (0.9)%
Alibaba Group Holding Ltd., ADR(f)	(31,214)	(5,462,762)
IT Services (0.3)%
Booz Allen Hamilton Holding Corp.	(6,246)	(319,545)
CACI International, Inc., Class A(f)	(1,680)	(327,600)
CGI Group, Inc., Class A(f)	(5,562)	(364,700)
International Business Machines Corp.	(2,313)	(338,808)
Science Applications International Corp.	(3,198)	(288,524)
Total		(1,639,177)
Software (0.1)%
Pivotal Software, Inc., Class A(f)	(1,389)	(38,545)
SecureWorks Corp., Class A(f)	(719)	(9,570)
VMware, Inc., Class A(f)	(3,508)	(537,636)
Total		(585,751)
Total Information Technology		(7,687,690)
Materials (0.2)%
Chemicals (0.2)%
Eastman Chemical Co.	(2,038)	(197,747)
International Flavors & Fragrances, Inc.	(3,588)	(467,481)
PPG Industries, Inc.	(719)	(79,478)
RPM International, Inc.	(1,210)	(81,675)
Sensient Technologies Corp.	(5,977)	(424,487)
Sherwin-Williams Co. (The)	(161)	(73,348)
Total		(1,324,216)
Total Materials		(1,324,216)
Real Estate (0.3)%
Equity Real Estate Investment Trusts (REITS) (0.3)%
DiamondRock Hospitality Co.	(12,883)	(154,081)
Hospitality Properties Trust	(5,087)	(147,472)
Host Hotels & Resorts, Inc.	(21,663)	(466,404)
National Retail Properties, Inc.	(11,021)	(507,958)
Realty Income Corp.	(7,757)	(454,328)
Total		(1,730,243)
Total Real Estate		(1,730,243)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
40	Multi-Manager Alternative Strategies Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
August 31, 2018

Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities (0.0)%
Electric Utilities (0.0)%
Evergy, Inc.	—	(33)
Total Utilities		(33)
Total Common Stocks (Proceeds $33,257,150)		(34,476,716)

Corporate Bonds & Notes (0.4)%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage (0.2)%
Keurig Dr. Pepper, Inc.
12/15/2046	4.420%	(1,237,000)	(1,144,944)
Lodging (0.2)%
Wyndham Destinations, Inc.
03/01/2023	3.900%	(1,002,000)	(936,293)
Total Corporate Bonds & Notes (Proceeds $2,059,630)			(2,081,237)
Exchange-Traded Funds (3.3)%
	Shares	Value ($)
Consumer Staples Select Sector SPDR Fund	(20,323)	(1,092,971)
Industrial Select Sector SPDR Fund	(7,123)	(549,183)
iShares Russell 2000 Value ETF	(8,637)	(1,182,146)
SPDR S&P 500 ETF Trust	(48,678)	(14,131,710)
VanEck Vectors Semiconductor ETF	(1,153)	(125,608)
Vanguard REIT ETF	(22,290)	(1,873,475)
Total Exchange-Traded Funds (Proceeds $18,450,880)		(18,955,093)
Total Investments in Securities Sold Short (Proceeds $53,767,660)		(55,513,046)
Total Investments in Securities, Net of Securities Sold Short		498,660,982
Other Assets & Liabilities, Net		73,503,602
Net Assets		572,164,584

At August 31, 2018, securities and/or cash totaling $115,169,965 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
1,930,000 AUD	158,328,220 JPY	ANZ Securities	09/19/2018	38,920	—
1,245,000 AUD	1,369,232 NZD	ANZ Securities	09/19/2018	10,865	—
4,788,681 AUD	3,661,088 USD	ANZ Securities	09/19/2018	218,572	—
635,000 EUR	753,878 USD	ANZ Securities	09/19/2018	16,035	—
630,000 EUR	720,172 USD	ANZ Securities	09/19/2018	—	(11,862)
52,117,935 JPY	645,000 AUD	ANZ Securities	09/19/2018	—	(5,846)
3,445,419 NZD	3,115,000 AUD	ANZ Securities	09/19/2018	—	(40,144)
4,985,521 NZD	3,471,750 USD	ANZ Securities	09/19/2018	173,352	—
4,954,240 USD	6,698,892 AUD	ANZ Securities	09/19/2018	—	(138,500)
419,986 USD	635,000 NZD	ANZ Securities	09/19/2018	127	—
1,554,538 USD	2,290,122 NZD	ANZ Securities	09/19/2018	—	(39,404)
1,665,958 CAD	1,280,000 USD	BMO	09/19/2018	3,061	—
1,106,011 CAD	1,285,000 NZD	Canadian Imperial Bank of Commerce	09/19/2018	2,405	—
6,715,670 CAD	5,160,000 USD	Canadian Imperial Bank of Commerce	09/19/2018	12,512	—
221,263,700 JPY	2,590,000 CAD	Canadian Imperial Bank of Commerce	09/19/2018	—	(8,146)
650,000 USD	848,380 CAD	Canadian Imperial Bank of Commerce	09/19/2018	274	—
1,295,000 USD	1,682,218 CAD	Canadian Imperial Bank of Commerce	09/19/2018	—	(5,598)
138,504,870 JPY	1,262,868 USD	Citi	09/18/2018	15,173	—
1,260,000 USD	138,504,870 JPY	Citi	09/18/2018	—	(12,305)
4,209,200 AUD	3,152,898 USD	Citi	09/19/2018	126,963	—
4,066,000 BRL	1,093,473 USD	Citi	09/19/2018	96,801	—
1,631,861 CAD	1,251,488 USD	Citi	09/19/2018	684	—
5,947,200 CAD	4,504,749 USD	Citi	09/19/2018	—	(53,715)
38,400 CHF	39,151 USD	Citi	09/19/2018	—	(515)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2018	41

Consolidated Portfolio of Investments  (continued)
August 31, 2018
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
739,826,010 COP	253,737 USD	Citi	09/19/2018	11,061	—
1,640,000 COP	538 USD	Citi	09/19/2018	—	—
1,240,000 EUR	1,106,133 GBP	Citi	09/19/2018	—	(5,966)
315,000 EUR	3,290,049 SEK	Citi	09/19/2018	—	(5,869)
13,715,025 EUR	16,133,410 USD	Citi	09/19/2018	197,118	—
1,134,880 EUR	1,312,087 USD	Citi	09/19/2018	—	(6,597)
1,124,230 GBP	1,250,000 EUR	Citi	09/19/2018	—	(5,889)
776,800 GBP	1,022,051 USD	Citi	09/19/2018	14,395	—
1,453,127 GBP	1,878,590 USD	Citi	09/19/2018	—	(6,388)
544,400 HKD	69,455 USD	Citi	09/19/2018	78	—
159,397,600 HUF	589,379 USD	Citi	09/19/2018	22,450	—
4,033,600 HUF	14,222 USD	Citi	09/19/2018	—	(125)
8,257,258,691 IDR	570,864 USD	Citi	09/19/2018	16,265	—
116,858,483 INR	1,683,815 USD	Citi	09/19/2018	38,466	—
50,458,750 JPY	625,000 AUD	Citi	09/19/2018	—	(5,276)
804,247,939 JPY	7,334,452 USD	Citi	09/19/2018	89,026	—
403,552,524 JPY	3,615,902 USD	Citi	09/19/2018	—	(19,681)
1,155,722,394 KRW	1,045,215 USD	Citi	09/19/2018	7,700	—
510,455,994 KRW	456,092 USD	Citi	09/19/2018	—	(2,154)
57,091,130 MXN	3,036,116 USD	Citi	09/19/2018	54,592	—
112,060,241 MXN	5,372,706 USD	Citi	09/19/2018	—	(479,521)
9,600 NOK	1,152 USD	Citi	09/19/2018	7	—
3,162,400 NOK	374,427 USD	Citi	09/19/2018	—	(2,882)
4,244,800 NZD	2,931,849 USD	Citi	09/19/2018	123,509	—
8,044,400 PHP	151,606 USD	Citi	09/19/2018	1,509	—
4,968,400 PLN	1,365,384 USD	Citi	09/19/2018	24,673	—
1,553,200 PLN	414,862 USD	Citi	09/19/2018	—	(4,266)
28,933,200 SEK	3,368,592 USD	Citi	09/19/2018	201,391	—
398,000 SEK	43,447 USD	Citi	09/19/2018	—	(121)
1,717,600 SGD	1,267,026 USD	Citi	09/19/2018	15,394	—
12,291,600 TRY	2,463,635 USD	Citi	09/19/2018	607,299	—
39,700,800 TWD	1,330,568 USD	Citi	09/19/2018	36,162	—
370,000 TWD	12,026 USD	Citi	09/19/2018	—	(37)
2,230,663 USD	2,949,200 AUD	Citi	09/19/2018	—	(110,524)
529,925 USD	2,196,000 BRL	Citi	09/19/2018	8,367	—
505,973 USD	1,870,000 BRL	Citi	09/19/2018	—	(47,592)
3,689,924 USD	4,850,504 CAD	Citi	09/19/2018	27,934	—
5,919,065 USD	7,682,582 CAD	Citi	09/19/2018	—	(30,449)
38,802 USD	38,400 CHF	Citi	09/19/2018	864	—
256,264 USD	741,466,010 COP	Citi	09/19/2018	—	(13,050)
5,052,651 USD	4,366,883 EUR	Citi	09/19/2018	21,486	—
18,192,702 USD	15,473,470 EUR	Citi	09/19/2018	—	(213,171)
255,282 USD	198,400 GBP	Citi	09/19/2018	2,080	—
409,234 USD	306,800 GBP	Citi	09/19/2018	—	(11,257)
69,429 USD	544,400 HKD	Citi	09/19/2018	—	(52)
592,879 USD	163,431,200 HUF	Citi	09/19/2018	—	(11,604)
573,467 USD	8,257,258,691 IDR	Citi	09/19/2018	—	(18,868)
1,688,220 USD	116,858,483 INR	Citi	09/19/2018	—	(42,870)
552,785 USD	61,365,600 JPY	Citi	09/19/2018	54	—
8,216,284 USD	900,593,084 JPY	Citi	09/19/2018	—	(102,889)
1,485,584 USD	1,666,178,388 KRW	Citi	09/19/2018	10,178	—
2,300,021 USD	44,463,516 MXN	Citi	09/19/2018	22,039	—
3,411,743 USD	64,452,438 MXN	Citi	09/19/2018	—	(45,783)
380,260 USD	3,172,000 NOK	Citi	09/19/2018	—	(1,807)
3,717,711 USD	5,507,300 NZD	Citi	09/19/2018	—	(74,106)
151,561 USD	8,044,400 PHP	Citi	09/19/2018	—	(1,464)
863 USD	3,200 PLN	Citi	09/19/2018	1	—
1,782,719 USD	6,518,400 PLN	Citi	09/19/2018	—	(23,744)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
42	Multi-Manager Alternative Strategies Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
August 31, 2018
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
3,286,805 USD	29,331,200 SEK	Citi	09/19/2018	—	(76,037)
1,275,028 USD	1,717,600 SGD	Citi	09/19/2018	—	(23,396)
314,259 USD	2,106,000 TRY	Citi	09/19/2018	3,799	—
1,873,348 USD	10,185,600 TRY	Citi	09/19/2018	—	(335,070)
789,439 USD	24,271,200 TWD	Citi	09/19/2018	1,900	—
531,737 USD	15,799,600 TWD	Citi	09/19/2018	—	(16,606)
3,626,528 USD	47,939,200 ZAR	Citi	09/19/2018	—	(370,537)
45,487,600 ZAR	3,333,772 USD	Citi	09/19/2018	244,292	—
2,451,600 ZAR	164,832 USD	Citi	09/19/2018	—	(1,679)
574,944,803 CLP	894,056 USD	Citi	09/20/2018	50,038	—
356,800 ILS	99,747 USD	Citi	09/20/2018	670	—
1,344,800 ILS	370,400 USD	Citi	09/20/2018	—	(3,026)
902,805 USD	574,944,803 CLP	Citi	09/20/2018	—	(58,787)
467,981 USD	1,701,600 ILS	Citi	09/20/2018	4,522	—
60,400 AUD	43,826 USD	Citi	12/19/2018	386	—
27,600 BRL	6,745 USD	Citi	12/19/2018	40	—
2,276,800 BRL	544,958 USD	Citi	12/19/2018	—	(8,156)
205,200 CAD	157,472 USD	Citi	12/19/2018	—	(75)
178,085,603 CLP	269,567 USD	Citi	12/19/2018	7,906	—
385,500,032 COP	128,884 USD	Citi	12/19/2018	2,992	—
18,000 EUR	21,167 USD	Citi	12/19/2018	99	—
2,422,800 EUR	2,825,476 USD	Citi	12/19/2018	—	(10,227)
357,600 GBP	462,506 USD	Citi	12/19/2018	—	(3,258)
158,800 HKD	20,271 USD	Citi	12/19/2018	2	—
89,487,197 HUF	321,227 USD	Citi	12/19/2018	1,029	—
4,167,668,304 IDR	279,240 USD	Citi	12/19/2018	7,691	—
1,179,200 ILS	326,758 USD	Citi	12/19/2018	—	(2,813)
42,522,882 INR	597,296 USD	Citi	12/19/2018	5,718	—
3,700,400 INR	51,323 USD	Citi	12/19/2018	—	(157)
20,846,400 JPY	189,163 USD	Citi	12/19/2018	89	—
62,494,800 JPY	565,367 USD	Citi	12/19/2018	—	(1,453)
2,010,400 KRW	1,811 USD	Citi	12/19/2018	4	—
1,641,321,987 KRW	1,468,108 USD	Citi	12/19/2018	—	(7,241)
31,600 MXN	1,654 USD	Citi	12/19/2018	27	—
11,977,200 NOK	1,440,312 USD	Citi	12/19/2018	6,080	—
2,332,400 NZD	1,549,792 USD	Citi	12/19/2018	6,137	—
17,482,400 SEK	1,932,976 USD	Citi	12/19/2018	4,972	—
22,800 SEK	2,509 USD	Citi	12/19/2018	—	(5)
1,454,800 SGD	1,067,643 USD	Citi	12/19/2018	5,499	—
170,000 SGD	124,089 USD	Citi	12/19/2018	—	(28)
24,330,400 TWD	796,932 USD	Citi	12/19/2018	—	(2,260)
19,953 USD	26,000 CAD	Citi	12/19/2018	9	—
40,238 USD	52,000 CAD	Citi	12/19/2018	—	(313)
1,004,958 USD	975,200 CHF	Citi	12/19/2018	10,721	—
141,112 USD	135,200 CHF	Citi	12/19/2018	—	(300)
1,373,520 USD	1,177,200 EUR	Citi	12/19/2018	4,303	—
1,773,466 USD	1,507,200 EUR	Citi	12/19/2018	—	(9,403)
117,076 USD	89,600 GBP	Citi	12/19/2018	—	(375)
81,999 USD	294,800 ILS	Citi	12/19/2018	394	—
41,180 USD	147,200 ILS	Citi	12/19/2018	—	(39)
1,508,958 USD	166,726,419 JPY	Citi	12/19/2018	3,230	—
3,801 USD	4,202,400 KRW	Citi	12/19/2018	—	(24)
15,348 USD	298,800 MXN	Citi	12/19/2018	38	—
1,978,001 USD	37,562,000 MXN	Citi	12/19/2018	—	(43,857)
7,229 USD	10,800 NZD	Citi	12/19/2018	—	(81)
2,635 USD	141,600 PHP	Citi	12/19/2018	—	(15)
2,382 USD	8,800 PLN	Citi	12/19/2018	—	(3)
12,773,200 ZAR	877,792 USD	Citi	12/19/2018	20,949	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2018	43

Consolidated Portfolio of Investments  (continued)
August 31, 2018
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
90,000 ZAR	6,033 USD	Citi	12/19/2018	—	(4)
255,000,000 JPY	2,321,797 USD	Goldman Sachs	09/10/2018	25,968	—
4,077,700 EUR	4,809,422 USD	Goldman Sachs	09/14/2018	73,063	—
359,600 EUR	409,319 USD	Goldman Sachs	09/14/2018	—	(8,366)
2,896,900 GBP	3,854,100 USD	Goldman Sachs	09/14/2018	97,040	—
728,600 GBP	938,490 USD	Goldman Sachs	09/14/2018	—	(6,449)
5,407,900 NOK	659,851 USD	Goldman Sachs	09/14/2018	14,759	—
476,633 USD	412,200 EUR	Goldman Sachs	09/14/2018	2,148	—
1,581,845 USD	1,351,500 EUR	Goldman Sachs	09/14/2018	—	(12,041)
865,427 USD	658,000 GBP	Goldman Sachs	09/14/2018	—	(12,051)
1,689,750 AUD	1,238,370 USD	Goldman Sachs	09/19/2018	23,632	—
939,248 CAD	629,000 EUR	Goldman Sachs	09/19/2018	10,949	—
3,396,778 CAD	2,611,667 USD	Goldman Sachs	09/19/2018	8,073	—
1,608,441 CAD	1,229,564 USD	Goldman Sachs	09/19/2018	—	(3,289)
3,153,107 EUR	32,302,082 SEK	Goldman Sachs	09/19/2018	—	(127,801)
4,349,095 EUR	5,116,343 USD	Goldman Sachs	09/19/2018	62,875	—
52,334,655 JPY	645,000 AUD	Goldman Sachs	09/19/2018	—	(7,799)
34,775,370 JPY	315,000 USD	Goldman Sachs	09/19/2018	1,711	—
6,095,715 MXN	325,136 USD	Goldman Sachs	09/19/2018	6,794	—
1,330,000 NZD	883,020 USD	Goldman Sachs	09/19/2018	3,098	—
51,249,045 SEK	4,970,000 EUR	Goldman Sachs	09/19/2018	164,907	—
2,485,000 USD	3,251,647 CAD	Goldman Sachs	09/19/2018	7,352	—
5,657,330 USD	7,342,211 CAD	Goldman Sachs	09/19/2018	—	(29,605)
1,689,485 USD	1,466,000 EUR	Goldman Sachs	09/19/2018	13,947	—
1,295,063 USD	1,107,891 EUR	Goldman Sachs	09/19/2018	—	(7,740)
3,147,500 USD	65,216,200 MXN	Goldman Sachs	09/19/2018	258,348	—
321,694 USD	6,091,810 MXN	Goldman Sachs	09/19/2018	—	(3,556)
886,240 USD	1,312,500 NZD	Goldman Sachs	09/19/2018	—	(17,896)
115,000,000 JPY	1,026,350 USD	Goldman Sachs	10/15/2018	—	(11,625)
1,255,000 AUD	101,762,007 JPY	HSBC	09/19/2018	14,566	—
1,885,000 AUD	1,436,600 USD	HSBC	09/19/2018	81,500	—
5,772,774 CAD	4,400,000 USD	HSBC	09/19/2018	—	(24,768)
1,250,000 EUR	1,124,594 GBP	HSBC	09/19/2018	6,361	—
3,354,375 EUR	3,921,636 USD	HSBC	09/19/2018	23,991	—
7,288,793 EUR	8,409,575 USD	HSBC	09/19/2018	—	(59,701)
595,000 GBP	798,681 USD	HSBC	09/19/2018	26,854	—
50,841,000 JPY	630,000 AUD	HSBC	09/19/2018	—	(5,126)
104,027,940 JPY	930,000 USD	HSBC	09/19/2018	—	(7,182)
3,165,521 NZD	2,104,141 USD	HSBC	09/19/2018	9,847	—
623,438 NZD	411,503 USD	HSBC	09/19/2018	—	(960)
1,251,328 SGD	916,382 USD	HSBC	09/19/2018	4,527	—
2,179,826 USD	2,950,000 AUD	HSBC	09/19/2018	—	(59,112)
2,959,109 USD	2,512,500 EUR	HSBC	09/19/2018	—	(39,688)
384,429 USD	291,851 GBP	HSBC	09/19/2018	—	(5,844)
3,100,000 USD	347,203,875 JPY	HSBC	09/19/2018	27,941	—
198,374 USD	298,994 NZD	HSBC	09/19/2018	—	(560)
4,423,800 AUD	3,290,594 USD	JPMorgan	09/19/2018	110,386	—
6,099,000 BRL	1,640,208 USD	JPMorgan	09/19/2018	145,199	—
828,141 CAD	638,483 USD	JPMorgan	09/19/2018	3,721	—
8,920,800 CAD	6,757,115 USD	JPMorgan	09/19/2018	—	(80,582)
57,600 CHF	58,726 USD	JPMorgan	09/19/2018	—	(773)
1,109,739,014 COP	380,605 USD	JPMorgan	09/19/2018	16,591	—
2,460,000 COP	806 USD	JPMorgan	09/19/2018	—	(1)
3,780,000 EUR	38,697,390 SEK	JPMorgan	09/19/2018	—	(156,156)
16,572,505 EUR	19,488,229 USD	JPMorgan	09/19/2018	231,664	—
1,339,400 EUR	1,542,678 USD	JPMorgan	09/19/2018	—	(13,649)
235,200 GBP	312,681 USD	JPMorgan	09/19/2018	7,583	—
522,600 GBP	669,542 USD	JPMorgan	09/19/2018	—	(8,369)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
44	Multi-Manager Alternative Strategies Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
August 31, 2018
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
816,600 HKD	104,183 USD	JPMorgan	09/19/2018	117	—
239,096,400 HUF	884,068 USD	JPMorgan	09/19/2018	33,674	—
6,050,400 HUF	21,332 USD	JPMorgan	09/19/2018	—	(187)
12,385,888,037 IDR	856,295 USD	JPMorgan	09/19/2018	24,397	—
175,287,723 INR	2,525,720 USD	JPMorgan	09/19/2018	57,696	—
941,403,567 JPY	8,601,668 USD	JPMorgan	09/19/2018	120,614	—
397,628,428 JPY	3,564,705 USD	JPMorgan	09/19/2018	—	(17,508)
1,733,583,590 KRW	1,567,821 USD	JPMorgan	09/19/2018	11,548	—
765,683,990 KRW	684,138 USD	JPMorgan	09/19/2018	—	(3,232)
62,815,079 MXN	3,350,361 USD	JPMorgan	09/19/2018	69,910	—
55,248,600 MXN	2,646,897 USD	JPMorgan	09/19/2018	—	(238,403)
14,400 NOK	1,728 USD	JPMorgan	09/19/2018	10	—
4,743,600 NOK	561,639 USD	JPMorgan	09/19/2018	—	(4,323)
6,367,200 NZD	4,397,710 USD	JPMorgan	09/19/2018	185,199	—
748,125 NZD	494,170 USD	JPMorgan	09/19/2018	—	(786)
12,066,600 PHP	227,409 USD	JPMorgan	09/19/2018	2,263	—
7,452,600 PLN	2,048,073 USD	JPMorgan	09/19/2018	37,007	—
2,329,800 PLN	622,292 USD	JPMorgan	09/19/2018	—	(6,400)
43,399,800 SEK	5,052,882 USD	JPMorgan	09/19/2018	302,081	—
597,000 SEK	65,170 USD	JPMorgan	09/19/2018	—	(181)
2,576,400 SGD	1,900,536 USD	JPMorgan	09/19/2018	23,089	—
18,437,400 TRY	3,695,448 USD	JPMorgan	09/19/2018	910,944	—
59,551,200 TWD	1,995,849 USD	JPMorgan	09/19/2018	54,240	—
555,000 TWD	18,039 USD	JPMorgan	09/19/2018	—	(56)
3,345,999 USD	4,423,800 AUD	JPMorgan	09/19/2018	—	(165,791)
794,888 USD	3,294,000 BRL	JPMorgan	09/19/2018	12,549	—
758,960 USD	2,805,000 BRL	JPMorgan	09/19/2018	—	(71,389)
1,769,888 USD	2,317,800 CAD	JPMorgan	09/19/2018	6,680	—
5,098,604 USD	6,615,600 CAD	JPMorgan	09/19/2018	—	(27,818)
58,203 USD	57,600 CHF	JPMorgan	09/19/2018	1,296	—
384,397 USD	1,112,199,014 COP	JPMorgan	09/19/2018	—	(19,575)
7,708,226 USD	6,663,400 EUR	JPMorgan	09/19/2018	34,368	—
17,074,824 USD	14,476,983 EUR	JPMorgan	09/19/2018	—	(253,170)
382,924 USD	297,600 GBP	JPMorgan	09/19/2018	3,119	—
2,650,969 USD	2,006,943 GBP	JPMorgan	09/19/2018	—	(47,587)
104,144 USD	816,600 HKD	JPMorgan	09/19/2018	—	(78)
889,320 USD	245,146,800 HUF	JPMorgan	09/19/2018	—	(17,407)
860,201 USD	12,385,888,037 IDR	JPMorgan	09/19/2018	—	(28,303)
2,532,333 USD	175,287,723 INR	JPMorgan	09/19/2018	—	(64,309)
2,724,179 USD	304,421,050 JPY	JPMorgan	09/19/2018	18,334	—
11,386,625 USD	1,246,983,595 JPY	JPMorgan	09/19/2018	—	(152,617)
2,228,379 USD	2,499,267,580 KRW	JPMorgan	09/19/2018	15,264	—
1,742,930 USD	33,814,200 MXN	JPMorgan	09/19/2018	22,981	—
4,180,120 USD	78,891,000 MXN	JPMorgan	09/19/2018	—	(60,121)
570,391 USD	4,758,000 NOK	JPMorgan	09/19/2018	—	(2,711)
5,118,656 USD	7,582,200 NZD	JPMorgan	09/19/2018	—	(102,307)
227,342 USD	12,066,600 PHP	JPMorgan	09/19/2018	—	(2,196)
1,294 USD	4,800 PLN	JPMorgan	09/19/2018	1	—
2,674,082 USD	9,777,600 PLN	JPMorgan	09/19/2018	—	(35,619)
4,930,214 USD	43,996,800 SEK	JPMorgan	09/19/2018	—	(114,061)
1,912,544 USD	2,576,400 SGD	JPMorgan	09/19/2018	—	(35,096)
471,389 USD	3,159,000 TRY	JPMorgan	09/19/2018	5,698	—
2,809,632 USD	15,278,400 TRY	JPMorgan	09/19/2018	—	(502,215)
1,184,159 USD	36,406,800 TWD	JPMorgan	09/19/2018	2,849	—
797,606 USD	23,699,400 TWD	JPMorgan	09/19/2018	—	(24,911)
5,439,799 USD	71,908,800 ZAR	JPMorgan	09/19/2018	—	(555,812)
68,231,400 ZAR	5,001,126 USD	JPMorgan	09/19/2018	366,906	—
3,677,400 ZAR	247,247 USD	JPMorgan	09/19/2018	—	(2,519)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2018	45

Consolidated Portfolio of Investments  (continued)
August 31, 2018
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
862,417,205 CLP	1,341,083 USD	JPMorgan	09/20/2018	75,056	—
535,200 ILS	149,620 USD	JPMorgan	09/20/2018	1,004	—
2,017,200 ILS	555,599 USD	JPMorgan	09/20/2018	—	(4,540)
1,354,209 USD	862,417,205 CLP	JPMorgan	09/20/2018	—	(88,183)
701,973 USD	2,552,400 ILS	JPMorgan	09/20/2018	6,782	—
90,600 AUD	65,738 USD	JPMorgan	12/19/2018	580	—
41,400 BRL	10,117 USD	JPMorgan	12/19/2018	60	—
3,415,200 BRL	817,436 USD	JPMorgan	12/19/2018	—	(12,236)
307,800 CAD	236,208 USD	JPMorgan	12/19/2018	—	(112)
267,128,405 CLP	404,350 USD	JPMorgan	12/19/2018	11,859	—
578,250,048 COP	193,326 USD	JPMorgan	12/19/2018	4,488	—
27,000 EUR	31,750 USD	JPMorgan	12/19/2018	149	—
3,634,200 EUR	4,238,208 USD	JPMorgan	12/19/2018	—	(15,346)
536,400 GBP	693,758 USD	JPMorgan	12/19/2018	—	(4,887)
93,000 HKD	11,872 USD	JPMorgan	12/19/2018	1	—
134,230,795 HUF	481,840 USD	JPMorgan	12/19/2018	1,542	—
6,251,502,456 IDR	418,859 USD	JPMorgan	12/19/2018	11,536	—
1,768,800 ILS	490,137 USD	JPMorgan	12/19/2018	—	(4,221)
63,784,324 INR	895,944 USD	JPMorgan	12/19/2018	8,576	—
5,550,600 INR	76,984 USD	JPMorgan	12/19/2018	—	(236)
31,269,600 JPY	283,744 USD	JPMorgan	12/19/2018	133	—
93,742,200 JPY	848,050 USD	JPMorgan	12/19/2018	—	(2,180)
3,015,600 KRW	2,717 USD	JPMorgan	12/19/2018	6	—
2,461,982,981 KRW	2,202,159 USD	JPMorgan	12/19/2018	—	(10,864)
47,400 MXN	2,481 USD	JPMorgan	12/19/2018	40	—
17,965,800 NOK	2,160,466 USD	JPMorgan	12/19/2018	9,118	—
3,498,600 NZD	2,324,686 USD	JPMorgan	12/19/2018	9,202	—
26,223,600 SEK	2,899,461 USD	JPMorgan	12/19/2018	7,454	—
34,200 SEK	3,763 USD	JPMorgan	12/19/2018	—	(8)
2,182,200 SGD	1,601,463 USD	JPMorgan	12/19/2018	8,247	—
255,000 SGD	186,133 USD	JPMorgan	12/19/2018	—	(42)
36,495,600 TWD	1,195,396 USD	JPMorgan	12/19/2018	—	(3,391)
29,930 USD	39,000 CAD	JPMorgan	12/19/2018	13	—
60,356 USD	78,000 CAD	JPMorgan	12/19/2018	—	(470)
1,507,439 USD	1,462,800 CHF	JPMorgan	12/19/2018	16,080	—
211,668 USD	202,800 CHF	JPMorgan	12/19/2018	—	(451)
2,060,283 USD	1,765,800 EUR	JPMorgan	12/19/2018	6,451	—
2,660,202 USD	2,260,800 EUR	JPMorgan	12/19/2018	—	(14,108)
175,615 USD	134,400 GBP	JPMorgan	12/19/2018	—	(563)
122,999 USD	442,200 ILS	JPMorgan	12/19/2018	590	—
61,770 USD	220,800 ILS	JPMorgan	12/19/2018	—	(59)
2,263,440 USD	250,089,629 JPY	JPMorgan	12/19/2018	4,842	—
5,702 USD	6,303,600 KRW	JPMorgan	12/19/2018	—	(36)
23,022 USD	448,200 MXN	JPMorgan	12/19/2018	57	—
2,967,006 USD	56,343,000 MXN	JPMorgan	12/19/2018	—	(65,790)
10,844 USD	16,200 NZD	JPMorgan	12/19/2018	—	(122)
3,953 USD	212,400 PHP	JPMorgan	12/19/2018	—	(23)
3,573 USD	13,200 PLN	JPMorgan	12/19/2018	—	(4)
19,159,800 ZAR	1,316,686 USD	JPMorgan	12/19/2018	31,422	—
135,000 ZAR	9,050 USD	JPMorgan	12/19/2018	—	(6)
3,425,777 CAD	2,635,000 USD	Morgan Stanley	09/18/2018	9,230	—
2,635,000 USD	3,429,492 CAD	Morgan Stanley	09/18/2018	—	(6,382)
3,429,453 CAD	2,635,000 USD	Morgan Stanley	09/19/2018	6,362	—
1,315,000 USD	1,720,500 CAD	Morgan Stanley	09/19/2018	3,745	—
6,480,000 USD	8,408,474 CAD	Morgan Stanley	09/19/2018	—	(34,996)
866,013 USD	739,458 EUR	Morgan Stanley	09/19/2018	—	(6,793)
1,719,881 USD	1,320,000 GBP	Morgan Stanley	09/19/2018	—	(7,593)
660,000 USD	73,166,715 JPY	Morgan Stanley	09/19/2018	—	(845)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
46	Multi-Manager Alternative Strategies Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
August 31, 2018
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
939,234 CAD	629,000 EUR	RBC	09/19/2018	10,959	—
3,755,117 CAD	2,475,000 EUR	RBC	09/19/2018	—	(2,409)
1,062,174 CAD	1,235,000 NZD	RBC	09/19/2018	2,925	—
10,963,270 CAD	8,420,000 USD	RBC	09/19/2018	16,772	—
4,096,107 CAD	3,125,000 USD	RBC	09/19/2018	—	(14,622)
625,000 EUR	5,975,006 NOK	RBC	09/19/2018	—	(13,342)
6,555,000 USD	8,594,262 CAD	RBC	09/19/2018	32,409	—
5,715,000 USD	7,431,131 CAD	RBC	09/19/2018	—	(19,119)
1,250,000 USD	1,626,038 CAD	Scotia Capital	09/19/2018	—	(3,660)
5,765,000 AUD	4,241,576 USD	Standard Chartered	09/19/2018	97,198	—
645,000 EUR	767,673 USD	Standard Chartered	09/19/2018	18,209	—
2,515,000 EUR	2,870,143 USD	Standard Chartered	09/19/2018	—	(52,183)
33,056,809 JPY	303,431 USD	Standard Chartered	09/19/2018	5,624	—
95,265,056 JPY	855,571 USD	Standard Chartered	09/19/2018	—	(2,667)
623,438 NZD	411,443 USD	Standard Chartered	09/19/2018	—	(1,021)
2,807,870 USD	2,394,088 EUR	Standard Chartered	09/19/2018	—	(26,038)
630,000 USD	69,875,190 JPY	Standard Chartered	09/19/2018	—	(498)
680,787 AUD	499,919 USD	State Street	09/19/2018	10,511	—
477,264 CAD	366,952 USD	State Street	09/19/2018	1,134	—
2,045,000 EUR	3,165,229 AUD	State Street	09/19/2018	—	(100,767)
1,250,000 EUR	1,127,550 GBP	State Street	09/19/2018	10,196	—
1,865,000 EUR	19,063,404 SEK	State Street	09/19/2018	—	(80,259)
5,640,000 EUR	6,645,678 USD	State Street	09/19/2018	92,232	—
1,106,516 EUR	1,263,611 USD	State Street	09/19/2018	—	(22,114)
1,118,474 GBP	1,250,000 EUR	State Street	09/19/2018	1,578	—
70,057,839 JPY	630,000 USD	State Street	09/19/2018	—	(1,147)
37,455,273 MXN	1,983,631 USD	State Street	09/19/2018	27,569	—
24,051,144 MXN	1,196,785 USD	State Street	09/19/2018	—	(59,261)
460,793 USD	620,000 AUD	State Street	09/19/2018	—	(15,084)
939,000 USD	1,224,620 CAD	State Street	09/19/2018	—	(342)
6,739,387 USD	5,726,015 EUR	State Street	09/19/2018	—	(85,995)
773,423 USD	14,916,436 MXN	State Street	09/19/2018	5,572	—
1,789,744 USD	34,005,831 MXN	State Street	09/19/2018	—	(13,825)
20,281 USD	27,000 SGD	State Street	09/19/2018	—	(606)
5,440,720 CAD	4,180,000 USD	TD Securities	09/19/2018	9,747	—
1,680,590 CAD	1,280,000 USD	TD Securities	09/19/2018	—	(8,154)
1,605,000 USD	2,110,186 CAD	TD Securities	09/19/2018	12,435	—
6,445,000 USD	8,379,834 CAD	TD Securities	09/19/2018	—	(21,948)
3,115,000 AUD	2,291,892 USD	UBS	09/19/2018	52,562	—
811,444 CAD	619,127 USD	UBS	09/19/2018	—	(2,836)
630,000 EUR	5,957,721 NOK	UBS	09/19/2018	—	(21,214)
1,885,000 EUR	19,347,469 SEK	UBS	09/19/2018	—	(72,402)
1,880,000 EUR	2,203,583 USD	UBS	09/19/2018	19,101	—
735,000 EUR	837,665 USD	UBS	09/19/2018	—	(16,375)
625,000 GBP	819,899 USD	UBS	09/19/2018	9,157	—
51,571,200 JPY	640,000 AUD	UBS	09/19/2018	—	(4,515)
3,206,866 MXN	160,000 USD	UBS	09/19/2018	—	(7,475)
5,970,189 NOK	630,000 EUR	UBS	09/19/2018	19,726	—
29,951,191 SEK	2,920,000 EUR	UBS	09/19/2018	114,283	—
619,127 USD	814,598 CAD	UBS	09/19/2018	5,253	—
1,255,000 USD	1,636,765 CAD	UBS	09/19/2018	—	(438)
3,101,242 USD	2,649,380 EUR	UBS	09/19/2018	—	(22,772)
630,000 USD	69,611,535 JPY	UBS	09/19/2018	—	(2,873)
Total				7,281,384	(6,833,087)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2018	47

Consolidated Portfolio of Investments  (continued)
August 31, 2018
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
3-Month Euro Euribor	111	12/2018	EUR	27,829,088	—	(4,455)
3-Month Euro Euribor	18	06/2019	EUR	4,511,250	—	(186)
3-Month Euro Euribor	28	09/2019	EUR	7,013,650	568	—
3-Month Euro Euribor	33	12/2019	EUR	8,260,313	2,710	—
3-Month Euro Euribor	31	03/2020	EUR	7,753,875	1,947	—
3-Month Euro Euribor	25	06/2020	EUR	6,248,438	7,007	—
Amsterdam IDX	5	09/2018	EUR	558,200	—	(4,209)
Amsterdam IDX	31	09/2018	EUR	3,460,840	—	(25,943)
Australian 10-Year Bond	224	09/2018	AUD	29,252,682	93,233	—
Australian 10-Year Bond	17	09/2018	AUD	2,220,070	2,460	—
Australian 3-Year Bond	338	09/2018	AUD	37,722,977	24,323	—
Brent Crude	47	09/2018	USD	3,649,080	204,269	—
Brent Crude	29	09/2018	USD	2,251,560	128,606	—
CAC40 Index	56	09/2018	EUR	3,027,080	—	(7,527)
CAC40 Index	27	09/2018	EUR	1,459,485	—	(20,678)
Cocoa	6	12/2018	USD	140,160	6,579	—
Cotton	18	12/2018	USD	739,980	—	(62,757)
DAX Index	1	09/2018	EUR	308,738	—	(5,603)
DJIA Mini E	49	09/2018	USD	6,367,060	180,953	—
DJIA Mini E	18	09/2018	USD	2,338,920	121,712	—
Euro CHF 3-Month ICE	5	12/2018	CHF	1,259,250	8	—
Euro CHF 3-Month ICE	3	03/2019	CHF	755,550	183	—
Euro CHF 3-Month ICE	2	06/2019	CHF	503,550	599	—
Euro FX	4	09/2018	USD	580,450	—	(2,167)
EURO STOXX 50	47	09/2018	EUR	1,592,830	—	(48,063)
Euro-Bobl	106	12/2018	EUR	14,055,705	31,352	—
Euro-Bobl	56	12/2018	EUR	7,425,655	5,833	—
Euro-Bund	128	12/2018	EUR	20,638,961	142,089	—
Euro-Bund	11	12/2018	EUR	1,773,661	4,110	—
Euro-Buxl 30-Year	42	12/2018	EUR	7,508,226	91,680	—
Euro-OAT	140	12/2018	EUR	21,934,077	52,360	—
Euro-Schatz	225	12/2018	EUR	25,466,285	14,743	—
FTSE 100 Index	29	09/2018	GBP	2,152,960	—	(49,551)
FTSE 100 Index	38	09/2018	GBP	2,821,120	—	(101,588)
FTSE/JSE Top 40 Index	17	09/2018	ZAR	8,874,510	—	(9,327)
FTSE/JSE Top 40 Index	20	09/2018	ZAR	10,440,600	—	(19,447)
Hang Seng Index	7	09/2018	HKD	9,717,750	—	(12,266)
HSCEI	10	09/2018	HKD	5,422,500	—	(13,781)
JPY Currency	83	09/2018	USD	9,355,138	—	(42,411)
Long Gilt	50	12/2018	GBP	6,237,659	—	(10,027)
Low Sulphur Gasoil	37	10/2018	USD	2,560,400	115,775	—
Low Sulphur Gasoil	18	10/2018	USD	1,245,600	72,079	—
MSCI EAFE Index	17	09/2018	USD	1,664,980	—	(26,571)
MSCI Singapore IX ETS	22	09/2018	SGD	799,040	—	(3,544)
MSCI Taiwan Index	71	09/2018	USD	2,928,750	55,506	—
NASDAQ 100 E-mini	35	09/2018	USD	5,362,875	327,512	—
NASDAQ 100 E-mini	43	09/2018	USD	6,588,675	251,870	—
Nickel	2	12/2018	USD	153,864	—	(6,341)
Nickel	4	12/2018	USD	307,728	—	(19,645)
Nikkei 225	16	09/2018	JPY	365,760,000	48,343	—
NY Harbor ULSD	39	09/2018	USD	3,674,198	119,637	—
OMXS30 Index	245	09/2018	SEK	40,608,750	121,045	—
OMXS30 Index	57	09/2018	SEK	9,447,750	29,079	—
RBOB Gasoline	43	09/2018	USD	3,606,582	93,580	—
Russell 2000 E-mini	69	09/2018	USD	6,005,070	218,905	—
Russell 2000 E-mini	70	09/2018	USD	6,092,100	177,440	—
S&P 500 E-mini	76	09/2018	USD	11,027,980	478,205	—
S&P 500 E-mini	46	09/2018	USD	6,674,830	214,225	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
48	Multi-Manager Alternative Strategies Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
August 31, 2018
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P Mid 400 E-mini	31	09/2018	USD	6,341,360	123,476	—
S&P Mid 400 E-mini	5	09/2018	USD	1,022,800	42,952	—
S&P/TSX 60 Index	41	09/2018	CAD	7,913,820	36,036	—
S&P/TSX 60 Index	11	09/2018	CAD	2,123,220	12,947	—
SPI 200 Index	54	09/2018	AUD	8,510,400	127,736	—
SPI 200 Index	17	09/2018	AUD	2,679,200	68,964	—
TOPIX Index	12	09/2018	JPY	208,020,000	—	(37,139)
U.S. Treasury 2-Year Note	32	12/2018	USD	6,791,548	1,517	—
U.S. Treasury 5-Year Note	44	12/2018	USD	4,995,648	4,849	—
U.S. Treasury 5-Year Note	34	12/2018	USD	3,860,273	—	(2,194)
Wheat	12	12/2018	USD	327,300	—	(28,189)
WTI Crude	91	09/2018	USD	6,351,800	226,981	—
Total					4,085,983	(563,609)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
3-Month Euro Euribor	(17)	03/2019	EUR	(4,261,475)	70	—
90-Day Euro$	(98)	12/2018	USD	(23,859,325)	1,289	—
90-Day Euro$	(279)	12/2018	USD	(67,926,038)	—	(38,224)
90-Day Euro$	(92)	03/2019	USD	(22,365,200)	—	(1,958)
90-Day Euro$	(90)	06/2019	USD	(21,856,500)	—	(5,044)
90-Day Euro$	(89)	09/2019	USD	(21,601,413)	—	(9,119)
90-Day Euro$	(90)	12/2019	USD	(21,835,125)	—	(14,170)
90-Day Euro$	(91)	03/2020	USD	(22,077,738)	—	(19,962)
90-Day Euro$	(82)	06/2020	USD	(19,896,275)	—	(11,597)
90-Day Sterling	(26)	12/2018	GBP	(3,221,400)	—	(142)
90-Day Sterling	(18)	12/2018	GBP	(2,230,200)	—	(1,182)
90-Day Sterling	(28)	03/2019	GBP	(3,466,050)	783	—
90-Day Sterling	(31)	06/2019	GBP	(3,834,313)	1,635	—
90-Day Sterling	(49)	09/2019	GBP	(6,057,013)	—	(1,496)
90-Day Sterling	(37)	12/2019	GBP	(4,570,888)	—	(1,587)
90-Day Sterling	(37)	03/2020	GBP	(4,568,575)	—	(1,309)
90-Day Sterling	(23)	06/2020	GBP	(2,838,775)	—	(945)
AUD/USD Currency	(257)	09/2018	USD	(18,452,600)	442,129	—
Banker’s Acceptance	(14)	03/2019	CAD	(3,417,225)	1,685	—
BP Currency	(177)	09/2018	USD	(14,341,425)	66,078	—
BP Currency	(139)	09/2018	USD	(11,262,475)	—	(151,246)
C$ Currency	(39)	09/2018	USD	(2,989,155)	9,776	—
C$ Currency	(193)	09/2018	USD	(14,792,485)	—	(54,750)
Canadian Government 10-Year Bond	(43)	12/2018	CAD	(5,811,155)	—	(27,161)
CHF Currency	(27)	09/2018	USD	(3,485,363)	—	(79,360)
Coffee C	(63)	12/2018	USD	(2,405,025)	204,493	—
Copper	(18)	12/2018	USD	(2,689,988)	82,403	—
Copper	(7)	12/2018	USD	(1,046,106)	25,599	—
Copper	(21)	12/2018	USD	(1,402,275)	10,851	—
Copper	(47)	12/2018	USD	(3,138,425)	—	(29,944)
Corn	(160)	12/2018	USD	(2,920,000)	170,195	—
Cotton	(1)	12/2018	USD	(41,110)	88	—
Euro FX	(71)	09/2018	USD	(10,302,988)	—	(118,221)
Euro-BTP	(36)	12/2018	EUR	(4,439,394)	26,268	—
Euro-Bund	(53)	09/2018	EUR	(8,653,991)	—	(138,597)
Euro-Buxl 30-Year	(11)	09/2018	EUR	(1,969,780)	—	(34,766)
FTSE/MIB Index	(4)	09/2018	EUR	(404,900)	24,532	—
FTSE/MIB Index	(7)	09/2018	EUR	(708,575)	11,454	—
Gold 100 oz.	(85)	12/2018	USD	(10,256,950)	198,467	—
Hang Seng Index	(18)	09/2018	HKD	(24,988,500)	54,662	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2018	49

Consolidated Portfolio of Investments  (continued)
August 31, 2018
Short futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
HRW Wheat	(9)	12/2018	USD	(248,963)	—	(4,773)
HSCEI	(28)	09/2018	HKD	(15,183,000)	37,995	—
IBEX 35 Index	(10)	09/2018	EUR	(938,620)	5,737	—
IBEX 35 Index	(6)	09/2018	EUR	(563,172)	5,089	—
JPY Currency	(2)	09/2018	USD	(225,425)	—	(1,417)
KOSPI 200 Index	(37)	09/2018	KRW	(2,770,837,500)	39,234	—
Lean Hogs	(8)	10/2018	USD	(161,360)	10,646	—
Live Cattle	(21)	12/2018	USD	(948,990)	—	(2,169)
MSCI EAFE Index	(6)	09/2018	USD	(587,640)	—	(5,187)
MSCI Emerging Markets Index	(16)	09/2018	USD	(843,920)	—	(17,640)
MSCI Singapore IX ETS	(2)	09/2018	SGD	(72,640)	117	—
Natural Gas	(21)	09/2018	USD	(612,360)	6,764	—
Natural Gas	(7)	09/2018	USD	(204,120)	—	(2,476)
New Zealand $	(280)	09/2018	USD	(18,510,800)	445,261	—
Platinum	(13)	10/2018	USD	(511,615)	42,053	—
Primary Aluminum	(22)	12/2018	USD	(1,172,050)	5,840	—
Short Term Euro-BTP	(51)	12/2018	EUR	(5,585,831)	35,418	—
Silver	(65)	12/2018	USD	(4,731,025)	86,806	—
Soybean	(78)	11/2018	USD	(3,289,650)	308,595	—
Soybean Meal	(45)	12/2018	USD	(1,382,400)	48,213	—
Soybean Oil	(49)	12/2018	USD	(845,838)	46,116	—
Soybean Oil	(6)	12/2018	USD	(103,572)	—	(100)
Sugar #11	(300)	09/2018	USD	(3,561,600)	200,646	—
TOPIX Index	(2)	09/2018	JPY	(34,670,000)	—	(1,923)
U.S. Long Bond	(7)	12/2018	USD	(1,015,589)	2,898	—
U.S. Long Bond	(6)	12/2018	USD	(870,505)	879	—
U.S. Long Bond	(4)	12/2018	USD	(580,337)	—	(1,202)
U.S. Treasury 10-Year Note	(31)	12/2018	USD	(3,743,769)	1,296	—
U.S. Treasury 10-Year Note	(142)	12/2018	USD	(17,148,877)	—	(996)
U.S. Treasury 10-Year Note	(37)	12/2018	USD	(4,468,369)	—	(1,537)
U.S. Treasury 2-Year Note	(240)	12/2018	USD	(50,936,609)	587	—
U.S. Treasury 2-Year Note	(127)	12/2018	USD	(26,953,955)	—	(9,144)
U.S. Treasury 5-Year Note	(56)	12/2018	USD	(6,358,097)	—	(1,448)
U.S. Treasury 5-Year Note	(471)	12/2018	USD	(53,476,139)	—	(2,779)
U.S. Treasury Ultra 10-Year Note	(13)	12/2018	USD	(1,680,999)	3,426	—
U.S. Treasury Ultra 10-Year Note	(13)	12/2018	USD	(1,680,999)	170	—
U.S. Treasury Ultra 10-Year Note	(12)	12/2018	USD	(1,551,691)	—	(3,627)
U.S. Ultra Bond	(6)	12/2018	USD	(958,910)	5,940	—
U.S. Ultra Bond	(4)	12/2018	USD	(639,274)	1,093	—
Wheat	(18)	12/2018	USD	(490,950)	—	(10,105)
Zinc	(21)	12/2018	USD	(1,288,350)	42,426	—
Zinc	(6)	12/2018	USD	(368,100)	6,310	—
Total					2,722,012	(807,303)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
Akorn, Inc.	Goldman Sachs	USD	81,588	52	15.00	09/21/2018	15,934	13,260
Akorn, Inc.	Goldman Sachs	USD	3,138	2	17.50	09/21/2018	929	334
Keurig Dr. Pepper, Inc.	Goldman Sachs	USD	453,720	199	25.00	10/19/2018	27,607	2,488
NETGEAR, Inc.	Goldman Sachs	USD	247,975	35	65.00	09/21/2018	10,431	22,050
Total							54,901	38,132

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
50	Multi-Manager Alternative Strategies Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
August 31, 2018
Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
21st Century Fox, Inc., Class A	Goldman Sachs	USD	1,684,340	371	36.00	01/18/2019	14,518	14,840
21st Century Fox, Inc., Class A	Goldman Sachs	USD	1,411,940	311	35.00	01/18/2019	10,075	10,107
21st Century Fox, Inc., Class A	Goldman Sachs	USD	603,820	133	37.00	01/18/2019	6,051	5,653
21st Century Fox, Inc., Class A	Goldman Sachs	USD	36,320	8	38.00	01/18/2019	407	400
Akorn, Inc.	Goldman Sachs	USD	125,520	80	12.50	09/21/2018	26,797	6,600
Akorn, Inc.	Goldman Sachs	USD	125,520	80	12.50	10/19/2018	22,583	18,000
SPDR S&P 500 ETF Trust	Goldman Sachs	USD	2,903,100	100	278.00	09/21/2018	30,883	5,850
SPDR S&P 500 ETF Trust	Goldman Sachs	USD	2,874,069	99	275.00	09/21/2018	61,976	4,554
SPDR S&P 500 ETF Trust	Goldman Sachs	USD	2,874,069	99	273.00	09/21/2018	55,861	4,010
Walt Disney Co. (The)	Goldman Sachs	USD	179,232	16	105.00	01/18/2019	4,256	3,712
Total							233,407	73,726

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Akorn, Inc.	Goldman Sachs	USD	(84,726)	(54)	20.00	9/21/2018	(14,590)	(5,804)
DXC Technology Co.	Goldman Sachs	USD	(546,540)	(60)	90.00	9/21/2018	(9,151)	(12,000)
Walt Disney Co. (The)	Goldman Sachs	USD	(179,232)	(16)	110.00	9/21/2018	(7,112)	(4,680)
Total							(30,853)	(22,484)

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
DXC Technology Co.	Goldman Sachs	USD	(273,270)	(30)	82.50	09/21/2018	(1,375)	(225)
DXC Technology Co.	Goldman Sachs	USD	(273,270)	(30)	85.00	09/21/2018	(2,475)	(600)
SPDR S&P 500 ETF Trust	Goldman Sachs	USD	(174,186)	(6)	286.00	09/07/2018	(265)	(186)
SPDR S&P 500 ETF Trust	Goldman Sachs	USD	(174,186)	(6)	287.00	09/07/2018	(343)	(252)
SPDR S&P 500 ETF Trust	Goldman Sachs	USD	(174,186)	(6)	288.00	09/07/2018	(455)	(342)
Walt Disney Co. (The)	Goldman Sachs	USD	(168,030)	(15)	105.00	09/21/2018	(646)	(248)
Total							(5,559)	(1,853)

Total return swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Sky PLC	1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2019	GBP	1,073,641	15,532	(1,341)	—	—	14,191	—
Total return on Sky PLC	1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2019	GBP	90,740	1,313	(112)	—	—	1,201	—
Total return on Sky PLC	1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2019	GBP	89,810	1,299	(111)	—	—	1,188	—
Total return on Sky PLC	1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2019	GBP	87,845	1,270	(108)	—	—	1,162	—
Total return on Sky PLC	1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2019	GBP	87,281	1,263	(108)	—	—	1,155	—
Total return on Sky PLC	1-month GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2019	GBP	85,027	1,230	(105)	—	—	1,125	—
Total return on Sky PLC	1-month GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2019	GBP	85,405	1,198	(108)	—	—	1,090	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2018	51

Consolidated Portfolio of Investments  (continued)
August 31, 2018
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Sky PLC	1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2019	GBP	76,647	1,108	(90)	—	—	1,018	—
Total return on Sky PLC	1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2019	GBP	31,582	457	(39)	—	—	418	—
Total return on Sky PLC	1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2019	GBP	22,578	327	(28)	—	—	299	—
Total return on Sky PLC	1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2019	GBP	14,077	203	(17)	—	—	186	—
Total return on Sky PLC	1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2019	GBP	6,216	90	(7)	—	—	83	—
Total return on Sky PLC	1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2019	GBP	5,835	85	(7)	—	—	78	—
Total return on Sky PLC	1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2019	GBP	5,850	85	(7)	—	—	78	—
Total return on FirstGroup PLC	1-month GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	05/31/2019	GBP	102,127	525	(127)	—	—	398	—
Total return on FirstGroup PLC	1-month GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	05/31/2019	GBP	24,128	123	(30)	—	—	93	—
Total return on FirstGroup PLC	1-month GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	05/31/2019	GBP	20,993	108	(26)	—	—	82	—
Total return on FirstGroup PLC	1-month GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	05/31/2019	GBP	20,600	106	(26)	—	—	80	—
Total return on FirstGroup PLC	1-month GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	05/31/2019	GBP	10,948	57	(14)	—	—	43	—
Total return on FirstGroup PLC	1-month GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	05/31/2019	GBP	8,341	42	(10)	—	—	32	—
Total return on FirstGroup PLC	1-month GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	05/31/2019	GBP	6,857	36	(9)	—	—	27	—
Total return on FirstGroup PLC	1-month GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	05/31/2019	GBP	2,555	13	(3)	—	—	10	—
Total return on FirstGroup PLC	1-month GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	05/31/2019	GBP	932	5	(1)	—	—	4	—
Total return on FirstGroup PLC	1-month GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	05/31/2019	GBP	607	3	(1)	—	—	2	—
Total							26,478	(2,435)	—	—	24,043	—

Total return swap contracts on futures
Reference instrument	Counterparty	Expiration date	Trading currency	Notional amount long(short)	Upfront payments ($)	Upfront receipts ($)	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-Bobl Dec 18	Barclays	12/2018	EUR	7,370,160	—	—	12,495	—
Euro-Bund Dec 18	Barclays	12/2018	EUR	21,062,180	—	—	95,585	—
Euro-Buxl 30-Year Sep 18	Barclays	09/2018	EUR	4,291,200	—	—	48,619	—
Coffe Dec 18	Citi	12/2018	USD	(534,450)	—	—	46,434	—
Corn Dec 18	Citi	12/2018	USD	(1,551,250)	—	—	66,279	—
Cotton No.2 Dec 18	Citi	12/2018	USD	82,220	—	—	—	(10,800)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
52	Multi-Manager Alternative Strategies Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
August 31, 2018
Total return swap contracts on futures (continued)
Reference instrument	Counterparty	Expiration date	Trading currency	Notional amount long(short)	Upfront payments ($)	Upfront receipts ($)	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Soybean Meal Dec 18	Citi	12/2018	USD	(399,360)	—	—	24,347	—
Soybean Nov 18	Citi	11/2018	USD	(2,193,100)	—	—	174,034	—
Soybean Oil Dec 18	Citi	12/2018	USD	(552,384)	—	—	38,562	—
H-Shares Index Sep 18	JP Morgan	09/2018	HKD	(10,845,000)	—	—	29,605	—
MSCI Taiwan Index Sep 18	JP Morgan	09/2018	USD	660,000	—	—	5,229	—
Swiss Market Index Sep 18	JP Morgan	09/2018	CHF	1,701,260	—	—	—	(19,094)
Total					—	—	541,189	(29,894)
Notes to Consolidated Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At August 31, 2018, the total value of these securities amounted to $93,252,288, which represents 16.30% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of August 31, 2018.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of August 31, 2018.
(d)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2018, the total value of these securities amounted to $7,285,304, which represents 1.27% of total net assets.
(f)	Non-income producing investment.
(g)	Valuation based on significant unobservable inputs.
(h)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(i)	This security or a portion of this security has been pledged as collateral in connection with investments sold short.
(j)	At August 31, 2018, securities valued at $631,266 were held to cover open call options written.
(k)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(l)	Zero coupon bond.
(m)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of August 31, 2018.
(n)	Principal and interest may not be guaranteed by the government.
(o)	The stated interest rate represents the weighted average interest rate at August 31, 2018 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(p)	Represents a security purchased on a forward commitment basis.
(q)	The rate shown is the seven-day current annualized yield at August 31, 2018.
(r)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.058%
	183,395,540	776,971,109	(830,742,287)	129,624,362	(4,802)	(3,528)	1,768,629	129,611,399

(s)	At August 31, 2018, cash or short-term securities were designated to cover open put and/or call options written.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2018	53

Consolidated Portfolio of Investments  (continued)
August 31, 2018
Abbreviation Legend
ADR	American Depositary Receipt
CMO	Collateralized Mortgage Obligation
FGIC	Financial Guaranty Insurance Corporation
Currency Legend
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canada Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	New Israeli Sheqel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
54	Multi-Manager Alternative Strategies Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
August 31, 2018
Fair value measurements  (continued)
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the consolidated financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Consolidated Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	—	1,768,868	—	—	1,768,868
Asset-Backed Securities — Non-Agency	—	29,543,737	—	—	29,543,737
Commercial Mortgage-Backed Securities - Agency	—	20,851,544	—	—	20,851,544
Commercial Mortgage-Backed Securities - Non-Agency	—	14,015,773	—	—	14,015,773
Common Stocks
Consumer Discretionary	14,125,136	3,273,816	4,652,677	—	22,051,629
Consumer Staples	6,937,017	480,075	67,830	—	7,484,922
Energy	3,088,650	—	—	—	3,088,650
Financials	6,900,619	—	—	—	6,900,619
Health Care	7,100,009	880,296	2,564,797	—	10,545,102
Industrials	5,931,612	—	—	—	5,931,612
Information Technology	10,537,100	1,515,666	—	—	12,052,766
Materials	4,284,081	—	—	—	4,284,081
Real Estate	14,564,346	—	—	—	14,564,346
Utilities	2,761,919	—	—	—	2,761,919
Total Common Stocks	76,230,489	6,149,853	7,285,304	—	89,665,646
Convertible Bonds	—	5,167,671	—	—	5,167,671
Convertible Preferred Stocks
Energy	670,716	—	—	—	670,716
Health Care	613,921	—	—	—	613,921
Industrials	167,699	419,210	—	—	586,909
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2018	55

Consolidated Portfolio of Investments  (continued)
August 31, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Real Estate	286,242	—	—	—	286,242
Utilities	886,692	110,823	—	—	997,515
Total Convertible Preferred Stocks	2,625,270	530,033	—	—	3,155,303
Corporate Bonds & Notes	—	121,982,483	—	—	121,982,483
Equity Funds	6,188,211	—	—	—	6,188,211
Exchange-Traded Funds	3,858,967	—	—	—	3,858,967
Foreign Government Obligations	—	33,774,702	—	—	33,774,702
Municipal Bonds	—	3,422,535	—	—	3,422,535
Preferred Debt	496,805	—	—	—	496,805
Preferred Stocks
Financials	1,529,469	211,899	—	—	1,741,368
Residential Mortgage-Backed Securities - Agency	—	1,602,303	—	—	1,602,303
Residential Mortgage-Backed Securities - Non-Agency	—	44,066,532	—	—	44,066,532
Senior Loans	—	12,251,849	—	—	12,251,849
Treasury Bills	26,610,692	3,330,311	—	—	29,941,003
U.S. Treasury Obligations	911,809	—	—	—	911,809
Warrants
Information Technology	—	—	43,662	—	43,662
Options Purchased Calls	38,132	—	—	—	38,132
Options Purchased Puts	73,726	—	—	—	73,726
Money Market Funds	—	—	—	129,611,399	129,611,399
Total Investments in Securities	118,563,570	298,670,093	7,328,966	129,611,399	554,174,028
Investments in Securities Sold Short
Common Stocks
Consumer Discretionary	(9,287,727)	—	—	—	(9,287,727)
Consumer Staples	(4,602,576)	—	—	—	(4,602,576)
Energy	(2,643,895)	—	—	—	(2,643,895)
Health Care	(1,305,799)	(460,008)	—	—	(1,765,807)
Industrials	(5,434,529)	—	—	—	(5,434,529)
Information Technology	(7,687,690)	—	—	—	(7,687,690)
Materials	(1,324,216)	—	—	—	(1,324,216)
Real Estate	(1,730,243)	—	—	—	(1,730,243)
Utilities	(33)	—	—	—	(33)
Total Common Stocks	(34,016,708)	(460,008)	—	—	(34,476,716)
Corporate Bonds & Notes	—	(2,081,237)	—	—	(2,081,237)
Exchange-Traded Funds	(18,955,093)	—	—	—	(18,955,093)
Total Investments in Securities Sold Short	(52,971,801)	(2,541,245)	—	—	(55,513,046)
Total Investments in Securities, Net of Securities Sold Short	65,591,769	296,128,848	7,328,966	129,611,399	498,660,982
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	7,281,384	—	—	7,281,384
Futures Contracts	6,807,995	—	—	—	6,807,995
Swap Contracts	—	565,232	—	—	565,232
Liability
Forward Foreign Currency Exchange Contracts	—	(6,833,087)	—	—	(6,833,087)
Futures Contracts	(1,370,912)	—	—	—	(1,370,912)
Options Contracts Written	(24,337)	—	—	—	(24,337)
Swap Contracts	—	(29,894)	—	—	(29,894)
Total	71,004,515	297,112,483	7,328,966	129,611,399	505,057,363
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
56	Multi-Manager Alternative Strategies Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
August 31, 2018
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
Investments in securities	Balance as of 08/31/2017 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 08/31/2018 ($)
Common Stocks	7,713,377	—	217,714	(376,764)	—	(269,023)	—	—	7,285,304
Warrants	—	—	2,128	43,662	—	(2,128)	—	—	43,662
Total	7,713,377	—	219,842	(333,102)	—	(271,151)	—	—	7,328,966
(a) Change in unrealized appreciation (depreciation) relating to securities held at August 31, 2018 was $(92,835), which is comprised of Common Stocks of $(136,497) and Warrants of $43,662.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks and warrants classified as Level 3 are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, observed yields on securities deemed comparable, the subscription price of the security, closing prices of similar securities from the issuer and single market quotations from broker dealers. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2018	57

Consolidated Statement of Assets and Liabilities
August 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $427,434,505)	$424,450,771
Affiliated issuers (cost $129,612,893)	129,611,399
Options purchased (cost $288,308)	111,858
Foreign currency (cost $267,459)	266,899
Cash collateral held at broker for:
Forward foreign currency exchange contracts	310,000
Swap contracts	780,000
Other (a)	56,098,452
Margin deposits on:
Futures contracts	15,802,248
Unrealized appreciation on forward foreign currency exchange contracts	7,281,384
Unrealized appreciation on swap contracts	565,232
Receivable for:
Investments sold	3,797,204
Investments sold on a delayed delivery basis	126,094
Capital shares sold	370,260
Dividends	373,158
Interest	3,140,753
Foreign tax reclaims	18,896
Variation margin for futures contracts	1,218,644
Prepaid expenses	3,668
Trustees’ deferred compensation plan	43,319
Total assets	644,370,239
Liabilities
Securities sold short, at value (proceeds $53,767,660)	55,513,046
Option contracts written, at value (premiums received $36,412)	24,337
Due to custodian	1,085,069
Unrealized depreciation on forward foreign currency exchange contracts	6,833,087
Unrealized depreciation on swap contracts	29,894
Cash collateral due to broker for:
Foreign forward currency exchange contracts	110,000
Swap contracts	320,000
Payable for:
Investments purchased	4,051,745
Investments purchased on a delayed delivery basis	1,583,263
Capital shares purchased	1,317,902
Dividends and interest on securities sold short	67,898
Variation margin for futures contracts	1,053,674
Management services fees	17,156
Distribution and/or service fees	9
Transfer agent fees	50,709
Compensation of chief compliance officer	38
Other expenses	104,509
Trustees’ deferred compensation plan	43,319
Total liabilities	72,205,655
Net assets applicable to outstanding capital stock	$572,164,584
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
58	Multi-Manager Alternative Strategies Fund | Annual Report 2018

Consolidated Statement of Assets and Liabilities  (continued)
August 31, 2018
Represented by
Paid in capital	$655,257,702
Excess of distributions over net investment income	(47,854,115)
Accumulated net realized loss	(36,708,983)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(2,983,734)
Investments - affiliated issuers	(1,494)
Foreign currency translations	(55,749)
Forward foreign currency exchange contracts	448,297
Futures contracts	5,437,083
Options purchased	(176,450)
Options contracts written	12,075
Securities sold short	(1,745,386)
Swap contracts	535,338
Total - representing net assets applicable to outstanding capital stock	$572,164,584
Class A
Net assets	$1,325,173
Shares outstanding	146,362
Net asset value per share	$9.05
Institutional Class
Net assets	$570,839,411
Shares outstanding	62,836,145
Net asset value per share	$9.08

(a)	Includes collateral related to options contracts written, forward foreign currency exchange contracts, swap contracts and securities sold short.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2018	59

Consolidated Statement of Operations
Year Ended August 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$2,341,988
Dividends — affiliated issuers	1,768,629
Interest	10,503,987
Foreign taxes withheld	(56,092)
Total income	14,558,512
Expenses:
Management services fees	6,324,434
Distribution and/or service fees
Class A	4,053
Transfer agent fees
Class A	1,796
Institutional Class	637,455
Compensation of board members	23,186
Custodian fees	116,807
Printing and postage fees	93,403
Registration fees	53,838
Audit fees	31,937
Legal fees	13,531
Interest on collateral	442
Dividends and interest on securities sold short	407,795
Compensation of chief compliance officer	225
Other	34,128
Total expenses	7,743,030
Net investment income	6,815,482
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	8,929,489
Investments — affiliated issuers	(4,802)
Foreign currency translations	135,050
Forward foreign currency exchange contracts	(252,021)
Futures contracts	1,495,532
Options purchased	(872,449)
Options contracts written	1,539,901
Securities sold short	(7,133,651)
Swap contracts	(2,393,550)
Net realized gain	1,443,499
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(9,023,211)
Investments — affiliated issuers	(3,528)
Foreign currency translations	(164,619)
Forward foreign currency exchange contracts	(296,981)
Futures contracts	3,147,866
Options purchased	(121,064)
Options contracts written	(31,751)
Securities sold short	871,389
Swap contracts	605,099
Net change in unrealized appreciation (depreciation)	(5,016,800)
Net realized and unrealized loss	(3,573,301)
Net increase in net assets resulting from operations	$3,242,181
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
60	Multi-Manager Alternative Strategies Fund | Annual Report 2018

Consolidated Statement of Changes in Net Assets
	Year Ended August 31, 2018	Year Ended August 31, 2017
Operations
Net investment income (loss)	$6,815,482	$(1,898,513)
Net realized gain (loss)	1,443,499	(26,346,435)
Net change in unrealized appreciation (depreciation)	(5,016,800)	54,274
Net increase (decrease) in net assets resulting from operations	3,242,181	(28,190,674)
Decrease in net assets from capital stock activity	(11,270,175)	(139,092,973)
Total decrease in net assets	(8,027,994)	(167,283,647)
Net assets at beginning of year	580,192,578	747,476,225
Net assets at end of year	$572,164,584	$580,192,578
Excess of distributions over net investment income	$(47,854,115)	$(50,241,444)

	Year Ended		Year Ended
	August 31, 2018		August 31, 2017 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	—	—	15,207,720	140,714,297
Redemptions	(70,043)	(633,963)	(94,092,240)	(864,114,185)
Net decrease	(70,043)	(633,963)	(78,884,520)	(723,399,888)
Institutional Class
Subscriptions	10,247,779	93,115,640	71,597,470	652,815,075
Redemptions	(11,423,931)	(103,751,852)	(7,585,173)	(68,508,160)
Net increase (decrease)	(1,176,152)	(10,636,212)	64,012,297	584,306,915
Total net decrease	(1,246,195)	(11,270,175)	(14,872,223)	(139,092,973)

(a)	Institutional Class shares are based on operations from January 3, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2018	61

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2018	$9.03	0.08	(0.06)	0.02	—	—	—
Year Ended 8/31/2017	$9.45	(0.07)	(0.35)	(0.42)	—	—	—
Year Ended 8/31/2016	$10.07	(0.05)	0.10	0.05	(0.67)	—	(0.67)
Year Ended 8/31/2015	$10.88	0.03 (d)	(0.26)	(0.23)	(0.10)	(0.48)	(0.58)
Year Ended 8/31/2014	$10.49	(0.03)	0.67	0.64	(0.13)	(0.12)	(0.25)
Institutional Class
Year Ended 8/31/2018	$9.03	0.11	(0.06)	0.05	—	—	—
Year Ended 8/31/2017(e)	$9.10	0.02	(0.09)	(0.07)	—	—	—

Notes to Consolidated Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by:

Class	8/31/2018	8/31/2017	8/31/2016	8/31/2015	8/31/2014
Class A	0.07%	0.28%	0.32%	0.35%	0.31%
Institutional Class	0.07%	0.15%	—%	—%	—%

(d)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.08 per share.
(e)	Institutional Class shares commenced operations on January 3, 2017. Per share data and total return reflect activity from that date.
(f)	Annualized.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
62	Multi-Manager Alternative Strategies Fund | Annual Report 2018

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2018	$9.05	0.22%	1.59% (c)	1.59% (c)	0.87%	256%	$1,325
Year Ended 8/31/2017	$9.03	(4.44%)	1.75% (c)	1.75% (c)	(0.77%)	444%	$1,953
Year Ended 8/31/2016	$9.45	0.79%	1.80% (c)	1.80% (c)	(0.49%)	289%	$747,476
Year Ended 8/31/2015	$10.07	(2.30%)	1.83% (c)	1.83% (c)	0.27%	304%	$784,940
Year Ended 8/31/2014	$10.88	6.15%	1.79% (c)	1.79% (c)	(0.27%)	246%	$777,811
Institutional Class
Year Ended 8/31/2018	$9.08	0.55%	1.34% (c)	1.34% (c)	1.18%	256%	$570,839
Year Ended 8/31/2017(e)	$9.03	(0.77%)	1.45% (c),(f)	1.45% (c),(f)	0.34% (f)	444%	$578,239
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2018	63

Notes to Consolidated Financial Statements
August 31, 2018
Note 1. Organization
Multi-Manager Alternative Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Basis for consolidation
ASGM Offshore Fund, Ltd. and ASMF Offshore Fund, Ltd. (each, a Subsidiary) are each a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. Each Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of each Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiaries, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiaries. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and each respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and each Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At August 31, 2018, each Subsidiary’s financial statement information is as follows:
	ASGM Offshore Fund, Ltd.	ASMF Offshore Fund, Ltd.
% of consolidated fund net assets	1.63%	1.99%
Net assets	$9,306,439	$11,402,874
Net investment income (loss)	15,279	83,624
Net realized gain (loss)	(531,453)	3,981,962
Net change in unrealized appreciation (depreciation)	1,271,911	187,788
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiaries on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes identified below.
Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.
Institutional Class shares are not subject to any front-end sales charge or contingent deferred sales charge. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
64	Multi-Manager Alternative Strategies Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
August 31, 2018
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
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Notes to Consolidated Financial Statements  (continued)
August 31, 2018
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
66	Multi-Manager Alternative Strategies Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
August 31, 2018
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Consolidated Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another and to generate total return through long and short currency positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.
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Notes to Consolidated Financial Statements  (continued)
August 31, 2018
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to government bonds, to manage exposure to the securities market, to manage exposure to commodity markets, to manage exposure to currency markets and to gain commodity and currency exposure. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund’s exposure to equity market risk and to increase return on investments, to protect gains and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Consolidated Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
68	Multi-Manager Alternative Strategies Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
August 31, 2018
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Total return swap contracts
The Fund entered into total return swap contracts to manage long or short exposure to the total return on a specified reference security in return for periodic payments based on a fixed or variable interest rate, to manage long or short exposure to the total return on a reference security index in return for periodic payments based on a fixed or variable interest rate and to get synthetic exposure to bond, commodity and equity index futures. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.
Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses). Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference security, instrument or asset. This risk may be offset if the Fund holds any of the underlying reference security, instrument or asset. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
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Notes to Consolidated Financial Statements  (continued)
August 31, 2018
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2018:
	Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	2,815,726*
Equity risk	Investments, at value — Options Purchased	111,858
Equity risk	Net assets — unrealized appreciation on swap contracts	58,877*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	7,281,384
Foreign exchange risk	Net assets — unrealized appreciation on futures contracts	963,244*
Interest rate risk	Net assets — unrealized appreciation on futures contracts	565,008*
Interest rate risk	Net assets — unrealized appreciation on swap contracts	156,699
Commodity-related investment risk	Net assets — unrealized appreciation on futures contracts	2,464,017*
Commodity-related investment risk	Net assets — unrealized appreciation on swap contracts	349,656*
Total		14,766,469

Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	409,987*
Equity risk	Options contracts written, at value	24,337
Equity risk	Net assets — unrealized depreciation on swap contracts	19,094*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	6,833,087
Foreign exchange risk	Net assets — unrealized depreciation on futures contracts	449,572*
Interest rate risk	Net assets — unrealized depreciation on futures contracts	344,854*
Commodity-related investment risk	Net assets — unrealized depreciation on futures contracts	166,499*
Commodity-related investment risk	Net assets — unrealized depreciation on swap contracts	10,800*
Total		8,258,230

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.
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Notes to Consolidated Financial Statements  (continued)
August 31, 2018
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended August 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	4,534,581	—	—	(1,053,061)	3,481,520
Equity risk	—	332,557	1,539,901	(872,449)	(35,685)	964,324
Foreign exchange risk	(252,021)	(5,171,437)	—	—	—	(5,423,458)
Interest rate risk	—	1,799,831	—	—	(1,304,804)	495,027
Total	(252,021)	1,495,532	1,539,901	(872,449)	(2,393,550)	(482,587)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	1,142,703	—	—	322,912	1,465,615
Equity risk	—	1,892,527	(31,751)	(121,064)	73,339	1,813,051
Foreign exchange risk	(296,981)	(652,774)	—	—	—	(949,755)
Interest rate risk	—	765,410	—	—	208,848	974,258
Total	(296,981)	3,147,866	(31,751)	(121,064)	605,099	3,303,169
The following table is a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	276,931,120
Futures contracts — short	597,666,133

Derivative instrument	Average value ($)*
Options contracts — purchased	821,246
Options contracts — written	(295,687)

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	9,275,878	(9,300,047)
Total return swap contracts	232,998	(277,853)

*	Based on the ending quarterly outstanding amounts for the year ended August 31, 2018.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for
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Notes to Consolidated Financial Statements  (continued)
August 31, 2018
unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly
72	Multi-Manager Alternative Strategies Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
August 31, 2018
sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Short sales
The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. Securities pledged as collateral are designated in the Consolidated Portfolio of Investments and the collateral is recorded as cash collateral held at broker in the Consolidated Statement of Assets and Liabilities. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security. The fee is included in "Dividends and interest on securities sold short" in the Consolidated Statement of Operations and a short position is reported as a liability at fair value in the Consolidated Statement of Assets and Liabilities. The Fund must also pay the broker for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Consolidated Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale.
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Notes to Consolidated Financial Statements  (continued)
August 31, 2018
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of August 31, 2018:
	ANZ Securities ($)	Barclays ($)	BMO ($)	Canadian Imperial Bank of Commerce ($)	Citi ($)(a)	Citi ($)(a)	Citi ($)(a)	Goldman Sachs ($)(a)	Goldman Sachs ($)(a)	Goldman Sachs ($)(a)	Goldman Sachs ($)(a)
Assets
Forward foreign currency exchange contracts	457,871	-	3,061	15,191	2,008,492	178,763	-	187,011	-	25,968	561,685
Options purchased calls	-	-	-	-	-	-	-	38,132	-	-	-
Options purchased puts	-	-	-	-	-	-	-	73,726	-	-	-
OTC total return swap contracts (b)	-	-	-	-	-	-	-	-	24,043	-	-
OTC total return swap contracts on futures (b)	-	156,699	-	-	-	-	349,656	-	-	-	-
Total assets	457,871	156,699	3,061	15,191	2,008,492	178,763	349,656	298,869	24,043	25,968	561,685
Liabilities
Forward foreign currency exchange contracts	235,756	-	-	13,744	1,851,766	483,996	-	38,907	-	11,625	197,686
Options contracts written	-	-	-	-	-	-	-	24,337	-	-	-
OTC total return swap contracts on futures (b)	-	-	-	-	-	-	10,800	-	-	-	-
Securities borrowed	-	-	-	-	-	-	-	55,513,046	-	-	-
Total liabilities	235,756	-	-	13,744	1,851,766	483,996	10,800	55,576,290	-	11,625	197,686
Total financial and derivative net assets	222,115	156,699	3,061	1,447	156,726	(305,233)	338,856	(55,277,421)	24,043	14,343	363,999
Total collateral received (pledged) (c)	-	-	-	-	-	-	-	(55,277,421)	-	-	-
Net amount (d)	222,115	156,699	3,061	1,447	156,726	(305,233)	338,856	-	24,043	14,343	363,999

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter (OTC) Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
74	Multi-Manager Alternative Strategies Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
August 31, 2018
Offsetting of assets and liabilities (continued)
	HSBC ($)	JPMorgan ($)(a)	JPMorgan ($)(a)	Morgan Stanley ($)	RBC Capital Markets ($)	Scotia Capital ($)	Standard Chartered ($)	State Street ($)	TD Securities ($)	UBS ($)	Total ($)
Assets
Forward foreign currency exchange contracts	195,587	3,013,023	40,243	19,337	63,065	-	121,031	148,792	22,182	220,082	7,281,384
Options purchased calls	-	-	-	-	-	-	-	-	-	-	38,132
Options purchased puts	-	-	-	-	-	-	-	-	-	-	73,726
OTC total return swap contracts (b)	-	-	-	-	-	-	-	-	-	-	24,043
OTC total return swap contracts on futures (b)	-	34,834	-	-	-	-	-	-	-	-	541,189
Total assets	195,587	3,047,857	40,243	19,337	63,065	-	121,031	148,792	22,182	220,082	7,958,474
Liabilities
Forward foreign currency exchange contracts	202,941	2,781,011	263,085	56,609	49,492	3,660	82,407	379,400	30,102	150,900	6,833,087
Options contracts written	-	-	-	-	-	-	-	-	-	-	24,337
OTC total return swap contracts on futures (b)	-	19,094	-	-	-	-	-	-	-	-	29,894
Securities borrowed	-	-	-	-	-	-	-	-	-	-	55,513,046
Total liabilities	202,941	2,800,105	263,085	56,609	49,492	3,660	82,407	379,400	30,102	150,900	62,400,364
Total financial and derivative net assets	(7,354)	247,752	(222,842)	(37,272)	13,573	(3,660)	38,624	(230,608)	(7,920)	69,182	(54,441,890)
Total collateral received (pledged) (c)	-	-	-	-	-	-	-	-	-	-	(55,277,421)
Net amount (d)	(7,354)	247,752	(222,842)	(37,272)	13,573	(3,660)	38,624	(230,608)	(7,920)	69,182	835,531
Multi-Manager Alternative Strategies Fund | Annual Report 2018	75

Notes to Consolidated Financial Statements  (continued)
August 31, 2018
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
76	Multi-Manager Alternative Strategies Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
August 31, 2018
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Consolidated Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreement below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 1.10% to 0.95% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2018 was 1.09% of the Fund’s average daily net assets.
Multi-Manager Alternative Strategies Fund | Annual Report 2018	77

Notes to Consolidated Financial Statements  (continued)
August 31, 2018
Subadvisory agreement
The Investment Manager has entered into Subadvisory Agreements with AQR Capital Management, LLC, Manulife Asset Management (US) LLC, TCW Investment Management Company LLC and Water Island Capital, LLC, each of which subadvises a portion of the assets of the Fund. Effective May 23, 2018, the Investment Manager has entered into a Subadvisory Agreement with AlphaSimplex Group, LLC to subadvise a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board of Trustees. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Consolidated Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
For the year ended August 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.11
Institutional Class	0.11
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
78	Multi-Manager Alternative Strategies Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
August 31, 2018
The Fund may pay distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, provided that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2018 through December 31, 2018	Prior to January 1, 2018
Class A	1.88%	1.82%
Institutional Class	1.63	1.57
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, derivative investments, tax straddles, swap investments, capital loss carryforwards, trustees’ deferred compensation, principal and/or interest from fixed income securities, foreign currency transactions, foreign capital gains tax, non-deductible expenses, investments in partnerships, investments in commodity subsidiaries and constructive sales of appreciated financial positions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(4,428,153)	1,427,562	3,000,591
Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.
For the years ended August 31, 2018 and August 31, 2017, there were no distributions.
Multi-Manager Alternative Strategies Fund | Annual Report 2018	79

Notes to Consolidated Financial Statements  (continued)
August 31, 2018
At August 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
1,846,242	—	(43,826,754)	(39,299,000)
At August 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
595,215,034	16,699,660	(55,998,660)	(39,299,000)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended August 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	9,364,945	34,461,809	43,826,754	1,881,681	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,201,591,521 and $1,125,666,030, respectively, for the year ended August 31, 2018, of which $10,429,030 and $6,617,289, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Consolidated Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
80	Multi-Manager Alternative Strategies Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
August 31, 2018
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended August 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended August 31, 2018.
Note 9. Significant risks
Shareholder concentration risk
At August 31, 2018, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Multi-Manager Alternative Strategies Fund | Annual Report 2018	81

Notes to Consolidated Financial Statements  (continued)
August 31, 2018
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Short selling risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
82	Multi-Manager Alternative Strategies Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Multi-Manager Alternative Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Multi-Manager Alternative Strategies Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the “Fund”) as of August 31, 2018, the related consolidated statement of operations for the year ended August 31, 2018, the consolidated statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian, transfer agent, agent banks, and brokers; when replies were not received from brokers, we performed other audit procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 24, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Multi-Manager Alternative Strategies Fund | Annual Report 2018	83

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
84	Multi-Manager Alternative Strategies Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Multi-Manager Alternative Strategies Fund | Annual Report 2018	85

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	193	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
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TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Multi-Manager Alternative Strategies Fund | Annual Report 2018	87

Board Consideration and Approval of Management and Subadvisory Agreements
On June 12, 2018, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) and the Subadvisory Agreements and, to more closely conform the Subadvisory Agreements to a revised form of subadvisory agreement with the same material terms, an amendment to the Subadvisory Agreements (together, the Subadvisory Agreements) between the Investment Manager and AlphaSimplex Group, LLC (AlphaSimplex), AQR Capital Management, LLC (AQR), Manulife Asset Management (US) LLC (Manulife), TCW Investment Management Company LLC (TCW) and Water Island Capital, LLC (Water Island) (the Subadvisers) with respect to Multi-Manager Alternative Strategies Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement and the Subadvisory Agreements (collectively, the Agreements).
In connection with their deliberations regarding the continuation of the Management Agreement and the Subadvisory Agreements, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 6, 2018, April 26, 2018 and June 11, 2018 and at Board meetings held on March 7, 2018 and June 12, 2018. In addition, the Board and its various committees consider matters bearing on the Agreements at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2018, the Committee recommended that the Board approve the continuation of the Management Agreement and the Subadvisory Agreements. On June 12, 2018, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreements for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement and the Subadvisory Agreements. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement and the Subadvisory Agreements for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2019 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Agreements;
•	The subadvisory fees payable by the Investment Manager under the Subadvisory Agreements;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
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Board Consideration and Approval of Management and Subadvisory Agreements  (continued)
•	Descriptions of various functions performed by the Investment Manager and the Subadvisers under the Agreements, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager and Subadvisers, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager and the Subadvisers with respect to compliance monitoring services, including an assessment of the Investment Manager’s and the Subadvisers’ compliance systems by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Agreements
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager, the Subadvisers and the Investment Manager’s affiliates under the Agreements and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager, the Subadvisers and the Investment Manager’s affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s and the Subadvisers’ investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager and the Subadvisers, which included consideration of the Investment Manager’s and the Subadvisers’ experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. The Board also noted that the Board had approved each Subadviser’s code of ethics and compliance program, and that the Chief Compliance Officer of the Funds reports to the Trustees on each Subadviser’s compliance program.
The Committee and the Board considered the diligence and selection process undertaken by the Investment Manager to select each Subadviser, including the Investment Manager’s rationale for recommending the continuation of the Subadvisory Agreements, and the process for monitoring each Subadviser’s ongoing performance of services for the Fund. As part of these deliberations, the Committee and the Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission. The Committee and the Board also considered the scope of services provided to the Fund by the Investment Manager that are distinct from and in addition to those provided by the Subadvisers, including cash flow management, treasury services, risk oversight, investment oversight and Subadviser selection, oversight and transition management. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the continuation of the Management Agreement and the Subadvisory Agreements.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider and information and
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Board Consideration and Approval of Management and Subadvisory Agreements  (continued)
analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to support continuation of the Management Agreement and the Subadvisory Agreements. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2017, the Fund’s performance was in the eighty-fifth, ninety-eighth and ninety-fifth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s and Subadvisers’ performance and reputation generally, the Investment Manager’s evaluation of each Subadviser’s contribution to the Fund’s broader investment mandate, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers were sufficient, in light of other considerations, to support the continuation of the Management Agreement and the Subadvisory Agreements.
Investment Management fee rates and oher expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement and the Subadvisory Agreements, as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2017, the Fund’s actual management fee and net total expense ratio were ranked in the third and second quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also considered the fees that the Subadvisers charge to their other clients, and noted that the Investment Manager pays the fees of the Subadvisers. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement and the Subadvisory Agreements.
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Board Consideration and Approval of Management and Subadvisory Agreements  (continued)
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, including with respect to funds for which unaffiliated subadvisers provide services, information about changes in profitability in connection with a change in the Fund’s subadviser, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2017 to profitability levels realized in 2016. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant. Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Committee and the Board did not consider the profitability to each Subadviser of its relationship with the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
The Committee and the Board noted that the breakpoints, if any, in the Subadvisory Agreements did not occur at the same levels as the breakpoints in the Management Agreement. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Subadvisory Agreements. The Committee and the Board also noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context, and the effect that capacity constraints on a subadviser’s ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers may need to be added as the Fund grows, increasing the Investment Manager’s cost of compensating and overseeing the Fund’s subadvisers.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements.
Other benefits to the Investment Manager and Subadvisers
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the
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Board Consideration and Approval of Management and Subadvisory Agreements  (continued)
Fund. The Committee and the Board also considered the benefits of research made available to the Subadvisers by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement and the Subadvisory Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreements.
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Board Consideration and Approval of Management and Subadvisory Agreements  (continued)
Board Consideration and Approval of Subadvisory Agreement
On March 7, 2018, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved, for an initial two-year term, the Subadvisory Agreement (the Subadvisory Agreement) between Columbia Management Investment Advisers, LLC (the Investment Manager) and AlphaSimplex Group, LLC (the Subadviser) with respect to Multi-Manager Alternative Strategies Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the Subadvisory Agreement.
In connection with their deliberations regarding the proposed Subadvisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Subadvisory Agreement, and discussed these materials, as well as other materials provided by the Investment Manager in connection with the Board’s most recent annual approval of the continuation of the management agreements with respect to other series of the Trust, with representatives of the Investment Manager at the Committee meeting held on March 6, 2018, and at the Board meeting held on March 7, 2018. The Board and the Committee also noted its considerations at meetings held in connection with the continuation of the Management Agreement (the Management Agreement) and the Subadvisory Agreements between AQR Capital Management, LLC, TCW Investment Management Company LLC and Water Island Capital, LLC with respect to the Fund.
The Committee and the Board also consulted with Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. As part of these deliberations, the Committee and the Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the Subadvisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the Subadvisory Agreement for the Fund included the following:
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2018 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Subadvisory Agreement;
•	The subadvisory fees to be charged to the Investment Manager under the Subadvisory Agreement;
•	Descriptions of various functions performed by the Subadviser under the Subadvisory Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the reputation, regulatory history and resources of the Subadviser, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Subadviser with respect to compliance monitoring services, including an assessment of the Subadviser’s compliance systems by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
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Board Consideration and Approval of Management and Subadvisory Agreements  (continued)
Nature, extent and quality of services to be provided under the Subadvisory Agreement
The Committee and the Board considered the nature, extent and quality of services to be provided to the Fund by the Subadviser under the Subadvisory Agreement. The Committee and the Board considered, among other things, the Subadviser’s advisory and supervisory investment professionals (including personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Subadviser’s investment research capabilities.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Subadviser. The Board also noted that, based on information provided by the Investment Manager, the Board had approved the Subadviser’s code of ethics and compliance program, and that the Chief Compliance Officer of the Funds reports to the Trustees on the Subadviser’s compliance program.
The Committee and the Board considered the diligence and selection process undertaken by the Investment Manager to select the Subadviser, including the rationale for recommending the approval of the Subadvisory Agreement, and the process for monitoring the Subadviser’s ongoing performance of services for the Fund. As part of these deliberations, the Committee and the Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Subadvisory Agreement supported the approval of the Subadvisory Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks.
The Committee and the Board also considered the Subadviser’s performance and reputation generally. The Board also considered the performance of the Subadviser’s related composite, including its absolute and risk-adjusted returns, noting that the Subadviser had delivered strong performance over the one-, three- and five-year periods for strategies similar to those proposed for its sleeve of the Fund. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Subadviser was sufficient, in light of other considerations, to warrant the approval of the Subadvisory Agreement.
Subadvisory fee rate and other expenses
The Committee and the Board considered the subadvisory fees to be charged to the Fund under the Subadvisory Agreement, as well as the total expenses expected to be incurred by the Fund. The Committee and the Board also considered the fees that the Subadviser charges to its other clients, to the extent publicly available, and noted that the Investment Manager pays the fees of the Subadviser. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the subadvisory fee rates and expenses of the Fund supported the approval of the Subadvisory Agreement.
Costs of services to be provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates were expected to incur in connection with the services provided and the expected profitability to the Investment Manager and its affiliates from their relationships with the Fund, and also noted that the Committee and the Board expected to consider the costs of services and the profitability of the Investment Manager and its affiliates in connection with the Committee’s and the Board’s next review and consideration of the continuation of the Subadvisory Agreement. The Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the expected expense ratio of the Fund, and the implementation of expense limitations with respect to the Fund. Because the
94	Multi-Manager Alternative Strategies Fund | Annual Report 2018

Board Consideration and Approval of Management and Subadvisory Agreements  (continued)
Subadvisory Agreement was negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadviser thereunder, the Committee and the Board did not consider the profitability to the Subadviser of its relationship with the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the anticipated costs of services to be provided and the expected profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Subadvisory Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the Fund through breakpoints in the proposed investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
The Committee and the Board noted that the two breakpoints in the Subadvisory Agreement occurred at the same levels as the first two breakpoints in the Management Agreement, but that the Management Agreement also included additional breakpoints. The Committee and the Board noted that absent a shareholder vote, the investment manager would bear any increase in fees payable under the Subadvisory Agreement. The Committee and the Board also noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context, and the effect that capacity constraints on a subadviser’s ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers may need to be added as the Fund grows, increasing the Investment Manager’s cost of compensating and overseeing the Fund’s subadvisers.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Subadvisory Agreement.
Other benefits to the Subadviser
The Committee and the Board also considered the benefits of research made available to the Investment Manager and the Subadviser by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend for approval or approve the proposed Subadvisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, approved the Subadvisory Agreement.
Multi-Manager Alternative Strategies Fund | Annual Report 2018	95

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT. The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
96	Multi-Manager Alternative Strategies Fund | Annual Report 2018

[THIS PAGE INTENTIONALLY LEFT BLANK]

Multi-Manager Alternative Strategies Fund
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN100_08_H01_(10/18)

Annual Report
August 31, 2018
Columbia Global Energy and Natural Resources Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Global Energy and Natural Resources Fund   |  Annual Report 2018

Columbia Global Energy and Natural Resources Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Global Energy and Natural Resources Fund (the Fund) seeks long-term capital appreciation.
Portfolio management
Josh Kapp, CFA
Portfolio Manager
Managed Fund since 2011
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	09/28/07	15.99	1.63	-0.74
	Including sales charges		9.33	0.43	-1.32
Advisor Class*		11/08/12	16.28	1.89	-0.48
Class C	Excluding sales charges	09/28/07	15.10	0.86	-1.48
	Including sales charges		14.10	0.86	-1.48
Institutional Class		12/31/92	16.29	1.88	-0.49
Institutional 2 Class*		11/08/12	16.42	2.06	-0.39
Institutional 3 Class*		03/01/17	16.51	1.94	-0.46
Class R*		09/27/10	15.71	1.39	-0.99
Blended Benchmark			14.83	3.05	1.40
S&P North American Natural Resources Sector Index			16.91	-0.04	0.36
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Fund’s performance prior to August 2013 reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The Blended Benchmark, a weighted custom composite, established by the Investment Manager, consists of a 60% weighting in the MSCI World Energy Sector Index (Net) and a 40% weighting in the MSCI World Materials Sector Index (Net). The MSCI World Energy Sector Index (Net) is a free float-adjusted market capitalization weighted index that represents the energy segment in global developed market equity performance. The MSCI World Materials Sector Index (Net) is a free float-adjusted market capitalization weighted index that represents the materials segment in global developed-market equity performance.
The S&P North American Natural Resources Sector Index is a modified market capitalization-weighted equity index designed as a benchmark for U.S. traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper and owners of plantations.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI World Energy Sector Index (Net) and the MSCI World Materials Sector Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Global Energy and Natural Resources Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2008 — August 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Energy and Natural Resources Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at August 31, 2018)
Royal Dutch Shell PLC, Class A (United Kingdom)	6.3
Chevron Corp. (United States)	6.3
DowDuPont, Inc. (United States)	5.4
Exxon Mobil Corp. (United States)	4.9
BP PLC (United Kingdom)	4.7
Rio Tinto PLC (United Kingdom)	4.4
ConocoPhillips (United States)	4.2
Suncor Energy, Inc. (Canada)	3.9
Total SA (France)	3.5
BASF SE (Germany)	2.5
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at August 31, 2018)
Energy	63.0
Materials	37.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at August 31, 2018)
Australia	1.0
Canada	8.3
France	5.6
Germany	3.5
Japan	2.5
Luxembourg	1.3
Netherlands	1.1
Switzerland	1.0
United Kingdom	17.2
United States(a)	58.5
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At August 31, 2018, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.

Columbia Global Energy and Natural Resources Fund | Annual Report 2018	3

Fund at a Glance   (continued)
Summary of investments in securities by industry (%) (at August 31, 2018)
Chemicals	21.6
Containers & Packaging	3.3
Diversified Financial Services	0.9
Energy Equipment & Services	6.0
Metals & Mining	11.1
Oil, Gas & Consumable Fuels	55.5
Money Market Funds	0.2
Total	98.6
Percentages indicated are based upon net assets. The Fund’s portfolio composition is subject to change.
4	Columbia Global Energy and Natural Resources Fund | Annual Report 2018

Manager Discussion of Fund Performance
For the 12-month period that ended August 31, 2018, the Fund’s Class A shares returned 15.99% excluding sales charges. During the same time period, the Fund’s Blended Benchmark returned 14.83% and the S&P North American Natural Resources Sector Index returned 16.91%. An overweight in the energy sector, solid stock selection within energy and positive results from metals and mining stocks lifted the Fund’s return above that of its Blended Benchmark.
Market overview
Although the price of oil was volatile, the trajectory was upward for the period. The price of domestic oil started the period in the high $40s/barrel, peaked in the mid-$70s/barrel in late June and ended the 12-month period at approximately $70. Prices rose close to 50% during the year. Tightening supply/demand fundamentals, including global crude and refined product inventories declining to slightly below the five-year average, drove prices higher. Rising geopolitical tensions, including U.S. sanctions on Iran, and declining Venezuelan production, also contributed to the higher prices. Natural gas prices, by contrast, declined slightly for the year. Gas prices spiked during the winter to above $3.60/mmbtu but, on average, were down approximately 4% for the period, as rising production more than offset declining inventories, which dropped below their five-year average.
On the materials side of the portfolio, copper and iron ore prices declined, while aluminum pricing was flat. However, a price chart of those metals would show significant volatility throughout the year, driven primarily by tariff and trade rhetoric.
Contributors and detractors
On the energy side of the portfolio, an overweight aided performance as the price of oil rose. Solid stock selection also helped the Fund outperform its Blended Benchmark. The Fund started the fiscal year slightly underweight in energy; however, an improving environment for energy led us to raise exposure to the sector as the period commenced . Against that backdrop, we eliminated some of the Fund’s smaller holdings, in keeping with a general repositioning of the portfolio to increase exposure to higher conviction names, which has been underway for nearly a year. We also increased exposure to integrated oil holdings, which brought energy to an overweight in the Fund. One of the Fund’s top contributors for the period was ConocoPhillips, an exploration and production company whose free cash flow exceeded expectations. That allowed the company to raise its dividend and share repurchase, which was met with considerable investor enthusiasm. Continental Resources and WPX Energy were also strong contributors to Fund gains. Both companies delivered higher-than-expected cash flow on rising oil prices and better-than-expected operational performance.
Offsetting some of these successes, Cimarex Energy and Patterson-UTI underperformed for the period. Cimarex faced operational hurdles, which lowered expectations for growth. Patterson-UTI’s exposure to pressure pumping, which faced a deteriorating demand outlook, weighed on its shares. The pressure pumping business has proved to be more capital intensive than the market expected. The Fund had no exposure to Marathon Oil, which outperformed its peers and took a bite out of relative performance for the period.
On the materials side of the portfolio, metals and mining stocks aided overall results. An overweight in Steel Dynamics benefited relative return. An underweight in gold stocks also aided relative results, as global economic concerns and rising U.S. interest rates weighed on gold. Chemicals underperformed for the Fund. Overweights in DowDuPont and PPG detracted from results as their returns lagged the overall industry. Positions in Japanese chemical companies also detracted. An underweight in chemicals helped offset the impact of these disappointments.
At period’s end
Over the period, we refined the Fund portfolio construction process, eliminating small positions and sharpening our focus on names in which we have the highest conviction. In a market driven by uncertainty regarding global trade and the potential impact of the implementation of broad tariffs, we believe it is more important than ever to rely on fundamental analysis and valuations to identify opportunities within the energy and materials sectors. We believe that our process is key to putting those ideas to work in the best way for our shareholders.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant
Columbia Global Energy and Natural Resources Fund | Annual Report 2018	5

Manager Discussion of Fund Performance  (continued)
loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Issuers engaged in the energy and natural resources industry may be subject to legislative or regulatory changes, adverse market conditions and/or increased competition. The values of natural resources are affected by numerous factors including naturally occurring events, demand, inflation, interest rates, and local and international politics. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Global Energy and Natural Resources Fund | Annual Report 2018

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2018 — August 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,060.40	1,018.70	6.70	6.56	1.29
Advisor Class	1,000.00	1,000.00	1,061.70	1,019.96	5.40	5.30	1.04
Class C	1,000.00	1,000.00	1,056.00	1,014.92	10.57	10.36	2.04
Institutional Class	1,000.00	1,000.00	1,061.80	1,019.96	5.40	5.30	1.04
Institutional 2 Class	1,000.00	1,000.00	1,062.50	1,020.62	4.73	4.63	0.91
Institutional 3 Class	1,000.00	1,000.00	1,062.80	1,020.92	4.42	4.33	0.85
Class R	1,000.00	1,000.00	1,059.20	1,017.44	7.99	7.83	1.54
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Global Energy and Natural Resources Fund | Annual Report 2018	7

Portfolio of Investments
August 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 96.5%
Issuer	Shares	Value ($)
Australia 1.0%
BHP Billiton Ltd.	101,204	2,431,161
Canada 8.2%
Canadian Natural Resources Ltd.	122,829	4,194,069
First Quantum Minerals Ltd.	137,031	1,718,925
Suncor Energy, Inc.	218,408	8,990,711
TransCanada Corp.	97,056	4,133,619
Total		19,037,324
France 5.6%
Air Liquide SA	19,209	2,419,208
Arkema SA	20,453	2,561,634
Total SA	127,196	7,953,515
Total		12,934,357
Germany 3.4%
BASF SE	63,144	5,840,830
Covestro AG	24,940	2,124,285
Total		7,965,115
Japan 2.4%
Mitsubishi Chemical Holdings Corp.	336,700	3,016,748
Mitsui Chemicals, Inc.	53,400	1,380,132
Teijin Ltd.	63,900	1,265,279
Total		5,662,159
Luxembourg 1.3%
Tenaris SA, ADR	89,050	2,986,737
Netherlands 1.1%
Akzo Nobel NV	13,317	1,244,655
LyondellBasell Industries NV, Class A	11,443	1,290,541
Total		2,535,196
Switzerland 0.9%
Clariant AG, Registered Shares	88,253	2,205,301
United Kingdom 17.0%
BP PLC	1,512,368	10,730,965
Rio Tinto PLC	212,381	10,074,741
Royal Dutch Shell PLC, Class A	446,317	14,474,374
TechnipFMC PLC	137,167	4,201,425
Total		39,481,505
Common Stocks (continued)
Issuer	Shares	Value ($)
United States 55.6%
Alcoa Corp.(a)	37,250	1,663,957
Anadarko Petroleum Corp.	61,420	3,955,448
Andeavor	31,040	4,742,602
Avery Dennison Corp.	23,100	2,429,658
Baker Hughes, Inc.	59,733	1,969,397
Carrizo Oil & Gas, Inc.(a)	43,030	1,042,187
Celanese Corp., Class A	28,844	3,369,844
Chevron Corp.	122,005	14,452,712
Cimarex Energy Co.	27,394	2,314,245
ConocoPhillips	131,720	9,672,200
Continental Resources, Inc.(a)	55,938	3,689,111
Delek U.S. Holdings, Inc.	35,660	1,943,470
Diamondback Energy, Inc.	30,360	3,675,989
DowDuPont, Inc.	175,018	12,274,012
Eastman Chemical Co.	32,906	3,192,869
Exxon Mobil Corp.	139,357	11,172,251
FMC Corp.	27,430	2,343,893
Freeport-McMoRan, Inc.	142,712	2,005,104
Helmerich & Payne, Inc.	40,550	2,658,863
International Paper Co.	19,799	1,012,521
Marathon Petroleum Corp.	24,940	2,052,313
Noble Energy, Inc.	94,171	2,798,762
Nucor Corp.	30,665	1,916,562
Olympic Steel, Inc.	58,330	1,285,593
Owens-Illinois, Inc.(a)	78,774	1,391,937
Patterson-UTI Energy, Inc.	135,810	2,326,425
PDC Energy, Inc.(a)	30,120	1,587,023
PPG Industries, Inc.	52,174	5,767,314
Sealed Air Corp.	58,270	2,337,210
Steel Dynamics, Inc.	102,953	4,708,041
Valero Energy Corp.	47,962	5,653,761
WestRock Co.	10,860	598,169
Williams Companies, Inc. (The)	139,958	4,141,357
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Global Energy and Natural Resources Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
WPX Energy, Inc.(a)	174,563	3,328,916
Total		129,473,716
Total Common Stocks (Cost $183,169,605)		224,712,571

Exchange-Traded Funds 0.9%
	Shares	Value ($)
United States 0.9%
VanEck Vectors Gold Miners ETF	115,832	2,148,683
Total Exchange-Traded Funds (Cost $1,632,490)		2,148,683

Limited Partnerships 1.0%
Issuer	Shares	Value ($)
United States 1.0%
Enterprise Products Partners LP	75,313	2,153,952
Total Limited Partnerships (Cost $2,266,056)		2,153,952

Money Market Funds 0.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.058%(b),(c)	494,066	494,017
Total Money Market Funds (Cost $494,017)		494,017
Total Investments in Securities (Cost $187,562,168)		229,509,223
Other Assets & Liabilities, Net		3,347,994
Net Assets		$232,857,217

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.058%
	950,586	40,191,587	(40,648,107)	494,066	250	—	31,148	494,017
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Energy and Natural Resources Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
August 31, 2018
Fair value measurements  (continued)
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	2,431,161	—	—	2,431,161
Canada	19,037,324	—	—	—	19,037,324
France	—	12,934,357	—	—	12,934,357
Germany	—	7,965,115	—	—	7,965,115
Japan	—	5,662,159	—	—	5,662,159
Luxembourg	2,986,737	—	—	—	2,986,737
Netherlands	1,290,541	1,244,655	—	—	2,535,196
Switzerland	—	2,205,301	—	—	2,205,301
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Global Energy and Natural Resources Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
United Kingdom	4,201,425	35,280,080	—	—	39,481,505
United States	129,473,716	—	—	—	129,473,716
Total Common Stocks	156,989,743	67,722,828	—	—	224,712,571
Exchange-Traded Funds	2,148,683	—	—	—	2,148,683
Limited Partnerships
United States	2,153,952	—	—	—	2,153,952
Total Limited Partnerships	2,153,952	—	—	—	2,153,952
Money Market Funds	—	—	—	494,017	494,017
Total Investments in Securities	161,292,378	67,722,828	—	494,017	229,509,223
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Energy and Natural Resources Fund | Annual Report 2018	11

Statement of Assets and Liabilities
August 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $187,068,151)	$229,015,206
Affiliated issuers (cost $494,017)	494,017
Receivable for:
Investments sold	2,073,697
Capital shares sold	251,367
Dividends	1,136,880
Foreign tax reclaims	148,490
Prepaid expenses	1,551
Trustees’ deferred compensation plan	55,518
Total assets	233,176,726
Liabilities
Payable for:
Capital shares purchased	161,983
Management services fees	4,832
Distribution and/or service fees	1,084
Transfer agent fees	42,285
Compensation of chief compliance officer	16
Audit fees	37,225
Other expenses	16,566
Trustees’ deferred compensation plan	55,518
Total liabilities	319,509
Net assets applicable to outstanding capital stock	$232,857,217
Represented by
Paid in capital	214,713,042
Undistributed net investment income	1,265,833
Accumulated net realized loss	(25,079,747)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	41,947,055
Foreign currency translations	11,034
Total - representing net assets applicable to outstanding capital stock	$232,857,217
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Global Energy and Natural Resources Fund | Annual Report 2018

Statement of Assets and Liabilities  (continued)
August 31, 2018
Class A
Net assets	$80,674,971
Shares outstanding	4,030,393
Net asset value per share	$20.02
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$21.24
Advisor Class
Net assets	$11,360,434
Shares outstanding	550,337
Net asset value per share	$20.64
Class C
Net assets	$12,065,413
Shares outstanding	639,592
Net asset value per share	$18.86
Institutional Class
Net assets	$84,077,961
Shares outstanding	4,144,919
Net asset value per share	$20.28
Institutional 2 Class
Net assets	$11,283,443
Shares outstanding	543,701
Net asset value per share	$20.75
Institutional 3 Class
Net assets	$19,614,713
Shares outstanding	974,444
Net asset value per share	$20.13
Class R
Net assets	$13,780,282
Shares outstanding	694,024
Net asset value per share	$19.86
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Energy and Natural Resources Fund | Annual Report 2018	13

Statement of Operations
Year Ended August 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$7,273,071
Dividends — affiliated issuers	31,148
Foreign taxes withheld	(376,811)
Total income	6,927,408
Expenses:
Management services fees	1,797,151
Distribution and/or service fees
Class A	206,786
Class C	135,396
Class R	67,123
Transfer agent fees
Class A	163,569
Advisor Class	19,667
Class C	26,771
Institutional Class	177,034
Institutional 2 Class	7,391
Institutional 3 Class	1,631
Class K	2
Class R	26,523
Plan administration fees
Class K	7
Compensation of board members	18,029
Custodian fees	12,126
Printing and postage fees	44,743
Registration fees	108,422
Audit fees	42,744
Legal fees	5,634
Compensation of chief compliance officer	93
Other	25,292
Total expenses	2,886,134
Expense reduction	(1,620)
Total net expenses	2,884,514
Net investment income	4,042,894
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	11,746,516
Investments — affiliated issuers	250
Foreign currency translations	21,709
Net realized gain	11,768,475
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	19,081,704
Foreign currency translations	4,212
Net change in unrealized appreciation (depreciation)	19,085,916
Net realized and unrealized gain	30,854,391
Net increase in net assets resulting from operations	$34,897,285
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Global Energy and Natural Resources Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended August 31, 2018	Year Ended August 31, 2017
Operations
Net investment income	$4,042,894	$4,354,146
Net realized gain (loss)	11,768,475	(6,266,467)
Net change in unrealized appreciation (depreciation)	19,085,916	17,034,247
Net increase in net assets resulting from operations	34,897,285	15,121,926
Distributions to shareholders
Net investment income
Class A	(1,445,024)	(1,453,246)
Advisor Class	(156,587)	(121,661)
Class B	—	(5,638)
Class C	(151,980)	(187,945)
Class I	—	(289,335)
Institutional Class	(1,793,917)	(1,520,089)
Institutional 2 Class	(229,536)	(114,412)
Institutional 3 Class	(403,655)	—
Class K	(98)	(88)
Class R	(193,694)	(113,853)
Total distributions to shareholders	(4,374,491)	(3,806,267)
Decrease in net assets from capital stock activity	(20,534,140)	(34,920,402)
Total increase (decrease) in net assets	9,988,654	(23,604,743)
Net assets at beginning of year	222,868,563	246,473,306
Net assets at end of year	$232,857,217	$222,868,563
Undistributed net investment income	$1,265,833	$1,451,625
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Energy and Natural Resources Fund | Annual Report 2018	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2018		August 31, 2017 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	661,572	13,031,482	831,117	14,602,433
Distributions reinvested	75,390	1,416,276	80,190	1,429,227
Redemptions	(1,076,584)	(21,067,423)	(2,417,383)	(42,118,380)
Net decrease	(339,622)	(6,619,665)	(1,506,076)	(26,086,720)
Advisor Class
Subscriptions	247,632	5,035,646	102,521	1,849,762
Distributions reinvested	7,344	141,815	6,057	110,783
Redemptions	(112,516)	(2,281,118)	(157,940)	(2,865,286)
Net increase (decrease)	142,460	2,896,343	(49,362)	(904,741)
Class B
Distributions reinvested	—	—	288	4,926
Redemptions	—	—	(35,052)	(581,102)
Net decrease	—	—	(34,764)	(576,176)
Class C
Subscriptions	102,273	1,912,046	86,394	1,430,560
Distributions reinvested	7,877	141,468	9,813	167,893
Redemptions	(242,794)	(4,519,588)	(296,481)	(4,915,551)
Net decrease	(132,644)	(2,466,074)	(200,274)	(3,317,098)
Class I
Subscriptions	—	—	19,262	353,299
Distributions reinvested	—	—	16,040	289,295
Redemptions	—	—	(1,098,560)	(19,532,630)
Net decrease	—	—	(1,063,258)	(18,890,036)
Institutional Class
Subscriptions	620,373	12,368,220	1,081,284	19,162,038
Distributions reinvested	91,583	1,737,180	81,673	1,468,582
Redemptions	(1,496,768)	(29,448,966)	(1,670,089)	(29,571,451)
Net decrease	(784,812)	(15,343,566)	(507,132)	(8,940,831)
Institutional 2 Class
Subscriptions	198,787	4,061,233	311,320	5,656,436
Distributions reinvested	11,842	229,492	6,236	114,379
Redemptions	(217,629)	(4,491,709)	(145,170)	(2,621,842)
Net increase (decrease)	(7,000)	(200,984)	172,386	3,148,973
Institutional 3 Class
Subscriptions	130,544	2,602,046	980,098	17,141,454
Distributions reinvested	21,478	403,598	—	—
Redemptions	(149,392)	(3,000,245)	(8,284)	(145,003)
Net increase	2,630	5,399	971,814	16,996,451
Class K
Distributions reinvested	3	59	3	56
Redemptions	(276)	(5,362)	(42)	(750)
Net decrease	(273)	(5,303)	(39)	(694)
Class R
Subscriptions	405,386	7,851,994	492,942	8,590,740
Distributions reinvested	10,352	193,694	6,396	113,853
Redemptions	(354,008)	(6,845,978)	(289,032)	(5,054,123)
Net increase	61,730	1,199,710	210,306	3,650,470
Total net decrease	(1,057,531)	(20,534,140)	(2,006,399)	(34,920,402)

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Global Energy and Natural Resources Fund | Annual Report 2018

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Columbia Global Energy and Natural Resources Fund | Annual Report 2018	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2018	$17.57	0.31	2.48	2.79	(0.34)	—	(0.34)
Year Ended 8/31/2017	$16.77	0.30	0.77	1.07	(0.27)	—	(0.27)
Year Ended 8/31/2016	$15.89	0.32	0.56	0.88	—	—	—
Year Ended 8/31/2015	$24.98	0.29	(7.95)	(7.66)	—	(1.43)	(1.43)
Year Ended 8/31/2014	$21.07	0.26	4.10	4.36	(0.14)	(0.31)	(0.45)
Advisor Class
Year Ended 8/31/2018	$18.10	0.38	2.54	2.92	(0.38)	—	(0.38)
Year Ended 8/31/2017	$17.26	0.36	0.77	1.13	(0.29)	—	(0.29)
Year Ended 8/31/2016	$16.30	0.37	0.59	0.96	—	—	—
Year Ended 8/31/2015	$25.52	0.34	(8.13)	(7.79)	—	(1.43)	(1.43)
Year Ended 8/31/2014	$21.51	0.35	4.17	4.52	(0.20)	(0.31)	(0.51)
Class C
Year Ended 8/31/2018	$16.57	0.15	2.34	2.49	(0.20)	—	(0.20)
Year Ended 8/31/2017	$15.89	0.16	0.72	0.88	(0.20)	—	(0.20)
Year Ended 8/31/2016	$15.17	0.20	0.52	0.72	—	—	—
Year Ended 8/31/2015	$24.10	0.14	(7.64)	(7.50)	—	(1.43)	(1.43)
Year Ended 8/31/2014	$20.36	0.08	3.97	4.05	—	(0.31)	(0.31)
Institutional Class
Year Ended 8/31/2018	$17.79	0.36	2.51	2.87	(0.38)	—	(0.38)
Year Ended 8/31/2017	$16.97	0.35	0.76	1.11	(0.29)	—	(0.29)
Year Ended 8/31/2016	$16.03	0.37	0.57	0.94	—	—	—
Year Ended 8/31/2015	$25.12	0.33	(7.99)	(7.66)	—	(1.43)	(1.43)
Year Ended 8/31/2014	$21.19	0.32	4.12	4.44	(0.20)	(0.31)	(0.51)
Institutional 2 Class
Year Ended 8/31/2018	$18.20	0.40	2.56	2.96	(0.41)	—	(0.41)
Year Ended 8/31/2017	$17.33	0.40	0.77	1.17	(0.30)	—	(0.30)
Year Ended 8/31/2016	$16.35	0.41	0.57	0.98	—	—	—
Year Ended 8/31/2015	$25.54	0.39	(8.15)	(7.76)	—	(1.43)	(1.43)
Year Ended 8/31/2014	$21.53	0.37	4.19	4.56	(0.24)	(0.31)	(0.55)
Institutional 3 Class
Year Ended 8/31/2018	$17.66	0.40	2.48	2.88	(0.41)	—	(0.41)
Year Ended 8/31/2017(d)	$18.04	0.23	(0.61) (e)	(0.38)	—	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Global Energy and Natural Resources Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2018	$20.02	15.99%	1.30%	1.30% (c)	1.59%	37%	$80,675
Year Ended 8/31/2017	$17.57	6.34%	1.34%	1.34% (c)	1.70%	19%	$76,763
Year Ended 8/31/2016	$16.77	5.54%	1.33%	1.33% (c)	2.06%	45%	$98,566
Year Ended 8/31/2015	$15.89	(31.16%)	1.32%	1.32% (c)	1.48%	51%	$86,133
Year Ended 8/31/2014	$24.98	21.00%	1.30%	1.30% (c)	1.13%	34%	$130,692
Advisor Class
Year Ended 8/31/2018	$20.64	16.28%	1.05%	1.05% (c)	1.89%	37%	$11,360
Year Ended 8/31/2017	$18.10	6.52%	1.10%	1.10% (c)	1.98%	19%	$7,383
Year Ended 8/31/2016	$17.26	5.89%	1.09%	1.09% (c)	2.30%	45%	$7,890
Year Ended 8/31/2015	$16.30	(31.00%)	1.07%	1.07% (c)	1.69%	51%	$7,191
Year Ended 8/31/2014	$25.52	21.32%	1.05%	1.05% (c)	1.49%	34%	$12,899
Class C
Year Ended 8/31/2018	$18.86	15.10%	2.05%	2.05% (c)	0.83%	37%	$12,065
Year Ended 8/31/2017	$16.57	5.52%	2.09%	2.09% (c)	0.96%	19%	$12,796
Year Ended 8/31/2016	$15.89	4.75%	2.09%	2.09% (c)	1.34%	45%	$15,457
Year Ended 8/31/2015	$15.17	(31.66%)	2.07%	2.07% (c)	0.77%	51%	$14,428
Year Ended 8/31/2014	$24.10	20.07%	2.05%	2.05% (c)	0.38%	34%	$16,745
Institutional Class
Year Ended 8/31/2018	$20.28	16.29%	1.05%	1.05% (c)	1.83%	37%	$84,078
Year Ended 8/31/2017	$17.79	6.51%	1.10%	1.10% (c)	1.98%	19%	$87,719
Year Ended 8/31/2016	$16.97	5.86%	1.09%	1.09% (c)	2.35%	45%	$92,245
Year Ended 8/31/2015	$16.03	(30.97%)	1.07%	1.07% (c)	1.68%	51%	$98,857
Year Ended 8/31/2014	$25.12	21.29%	1.05%	1.05% (c)	1.36%	34%	$174,759
Institutional 2 Class
Year Ended 8/31/2018	$20.75	16.42%	0.92%	0.92%	1.97%	37%	$11,283
Year Ended 8/31/2017	$18.20	6.76%	0.94%	0.94%	2.22%	19%	$10,022
Year Ended 8/31/2016	$17.33	5.99%	0.91%	0.91%	2.53%	45%	$6,558
Year Ended 8/31/2015	$16.35	(30.85%)	0.89%	0.89%	1.97%	51%	$4,978
Year Ended 8/31/2014	$25.54	21.53%	0.87%	0.87%	1.58%	34%	$4,578
Institutional 3 Class
Year Ended 8/31/2018	$20.13	16.51%	0.87%	0.87%	2.04%	37%	$19,615
Year Ended 8/31/2017(d)	$17.66	(2.11%)	0.91% (f)	0.91% (f)	2.66% (f)	19%	$17,163
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Energy and Natural Resources Fund | Annual Report 2018	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 8/31/2018	$17.43	0.26	2.46	2.72	(0.29)	—	(0.29)
Year Ended 8/31/2017	$16.66	0.27	0.75	1.02	(0.25)	—	(0.25)
Year Ended 8/31/2016	$15.83	0.29	0.54	0.83	—	—	—
Year Ended 8/31/2015	$24.94	0.25	(7.93)	(7.68)	—	(1.43)	(1.43)
Year Ended 8/31/2014	$21.03	0.21	4.10	4.31	(0.09)	(0.31)	(0.40)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(e)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(f)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Global Energy and Natural Resources Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 8/31/2018	$19.86	15.71%	1.55%	1.55% (c)	1.35%	37%	$13,780
Year Ended 8/31/2017	$17.43	6.07%	1.60%	1.60% (c)	1.53%	19%	$11,019
Year Ended 8/31/2016	$16.66	5.24%	1.59%	1.59% (c)	1.84%	45%	$7,031
Year Ended 8/31/2015	$15.83	(31.29%)	1.57%	1.57% (c)	1.30%	51%	$3,045
Year Ended 8/31/2014	$24.94	20.73%	1.55%	1.55% (c)	0.90%	34%	$3,131
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Energy and Natural Resources Fund | Annual Report 2018	21

Notes to Financial Statements
August 31, 2018
Note 1. Organization
Columbia Global Energy and Natural Resources Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares will automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The Fund no longer accepts investments by existing investors in Class K shares. When available, Class K shares were not subject to sales charges and were made available only to existing investors in Class K shares. On March 9, 2018, Class K shares were redeemed or exchanged for Advisor Class shares of the Fund in a tax free transaction that had no impact on fees and expenses paid by the shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
22	Columbia Global Energy and Natural Resources Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Columbia Global Energy and Natural Resources Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
August 31, 2018
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
24	Columbia Global Energy and Natural Resources Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.75% to 0.58% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2018 was 0.75% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
Columbia Global Energy and Natural Resources Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
August 31, 2018
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended August 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.20
Advisor Class	0.20
Class C	0.20
Institutional Class	0.20
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class K	0.04 (a)
Class R	0.20

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $1,620.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund paid an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services. As a result of all Class K shares of the Fund being redeemed or exchanged for Advisor Class shares, March 9, 2018 was the last day the Fund paid a plan administration fee for Class K shares.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
26	Columbia Global Energy and Natural Resources Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended August 31, 2018, if any, are listed below:
Amount ($)
Class A	59,850
Class C	331
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2018 through December 31, 2018	Prior to January 1, 2018
Class A	1.42%	1.43%
Advisor Class	1.17	1.18
Class C	2.17	2.18
Institutional Class	1.17	1.18
Institutional 2 Class	1.03	1.095
Institutional 3 Class	0.98	1.045
Class R	1.67	1.68
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions and investments in partnerships. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
145,805	(145,736)	(69)
Columbia Global Energy and Natural Resources Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
August 31, 2018
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2018			Year Ended August 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
4,374,491	—	4,374,491	3,806,267	—	3,806,267
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
937,327	—	(23,665,485)	40,916,817
At August 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
188,592,406	44,855,933	(3,939,116)	40,916,817
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended August 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	1,097,362	22,568,123	23,665,485	10,215,325	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $86,992,813 and $109,782,224, respectively, for the year ended August 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate
28	Columbia Global Energy and Natural Resources Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended August 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended August 31, 2018.
Note 9. Significant risks
Energy sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the energy sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the energy sector are subject to certain risks, including legislative or regulatory changes, adverse market conditions and increased competition. Performance of such companies may be affected by factors including, among others, fluctuations in energy prices and supply and demand of energy fuels, energy conservation, the success of exploration projects, events occurring in nature and local and international politics. In addition, rising interest rates and high inflation may affect the demand for certain natural resources and, therefore, the performance of companies in the energy sector.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Columbia Global Energy and Natural Resources Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
August 31, 2018
Materials sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the materials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the materials sector are subject to certain risks, including that many materials companies are significantly affected by the level and volatility of commodity prices, exchange rates, import controls, worldwide competition, environmental policies and consumer demand. Performance of such companies may be affected by factors including, among others, that at times worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At August 31, 2018, one unaffiliated shareholder of record owned 12.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 33.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
30	Columbia Global Energy and Natural Resources Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Global Energy And Natural Resources Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Global Energy and Natural Resources Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the “Fund”) as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other audit procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Global Energy and Natural Resources Fund | Annual Report 2018	31

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Qualified dividend income	Dividends received deduction
100.00%	75.21%
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
32	Columbia Global Energy and Natural Resources Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Global Energy and Natural Resources Fund | Annual Report 2018	33

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
34	Columbia Global Energy and Natural Resources Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	193	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, contacting your financial intermediary or visiting
investor.columbiathreadneedleus.com.
Columbia Global Energy and Natural Resources Fund | Annual Report 2018	35

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
36	Columbia Global Energy and Natural Resources Fund | Annual Report 2018

Board Consideration and Approval of Management
Agreement
On June 12, 2018, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Global Energy and Natural Resources Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 6, 2018, April 26, 2018 and June 11, 2018 and at Board meetings held on March 7, 2018 and June 12, 2018. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2018, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2018, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2019 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
Columbia Global Energy and Natural Resources Fund | Annual Report 2018	37

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Committee and the Board noted that, through December 31, 2017, the Fund’s performance was in the twenty-seventh, twenty-seventh and twenty-third percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Investment Management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2017, the Fund’s actual management fee and net total expense ratio were ranked in the third and second quintiles,
38	Columbia Global Energy and Natural Resources Fund | Annual Report 2018

Board Consideration and Approval of Management
Agreement  (continued)
respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2017 to profitability levels realized in 2016. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Columbia Global Energy and Natural Resources Fund | Annual Report 2018	39

Board Consideration and Approval of Management
Agreement  (continued)
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
40	Columbia Global Energy and Natural Resources Fund | Annual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT. The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Global Energy and Natural Resources Fund | Annual Report 2018	41

Columbia Global Energy and Natural Resources Fund
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN144_08_H01_(10/18)

Annual Report
August 31, 2018
Columbia Strategic Income Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Strategic Income Fund   |  Annual Report 2018

Columbia Strategic Income Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Strategic Income Fund (the Fund) seeks total return, consisting of current income and capital appreciation.
Portfolio management
Gene Tannuzzo, CFA
Co-Portfolio Manager
Managed Fund since 2010
Colin Lundgren, CFA
Co-Portfolio Manager
Managed Fund since 2010
Jason Callan
Co-Portfolio Manager
Managed Fund since November 2017
Average annual total returns (%) (for the period ended August 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	04/21/77	1.03	4.02	5.49
	Including sales charges		-3.72	3.02	4.97
Advisor Class*		11/08/12	1.30	4.28	5.64
Class C	Excluding sales charges	07/01/97	0.28	3.25	4.80
	Including sales charges		-0.69	3.25	4.80
Institutional Class		01/29/99	1.47	4.31	5.78
Institutional 2 Class*		03/07/11	1.35	4.37	5.78
Institutional 3 Class*		06/13/13	1.40	4.39	5.71
Class R*		09/27/10	0.77	3.74	5.28
Class T*	Excluding sales charges	09/27/10	1.19	4.03	5.51
	Including sales charges		-1.40	3.49	5.24
Bloomberg Barclays U.S. Aggregate Bond Index			-1.05	2.49	3.70
ICE BofAML US Cash Pay High Yield Constrained Index			3.22	5.61	8.33
FTSE Non-U.S. World Government Bond (All Maturities) Index - Unhedged			-1.88	0.48	1.93
JPMorgan Emerging Markets Bond Index - Global			-4.63	4.81	6.31
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Fund’s performance prior to August 29, 2014 reflects returns achieved pursuant to different principal investment strategies.
The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.
The ICE BofAML US Cash Pay High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment-grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market.
2	Columbia Strategic Income Fund | Annual Report 2018

Fund at a Glance   (continued)
The FTSE Non-U.S. World Government Bond (All Maturities) Index — Unhedged is calculated on a market-weighted basis and includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million, while excluding floating or variable rate bonds.
The JPMorgan Emerging Markets Bond Index — Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Performance of a hypothetical $10,000 investment (August 31, 2008 — August 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Strategic Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at August 31, 2018)
Asset-Backed Securities — Non-Agency	9.6
Commercial Mortgage-Backed Securities - Non-Agency	4.9
Common Stocks	0.0 (a)
Corporate Bonds & Notes	39.4
Foreign Government Obligations	9.9
Inflation-Indexed Bonds	0.1
Money Market Funds	5.8
Residential Mortgage-Backed Securities - Agency	9.5
Residential Mortgage-Backed Securities - Non-Agency	15.2
Senior Loans	5.0
Treasury Bills	0.6
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at August 31, 2018)
AAA rating	11.5
AA rating	8.5
A rating	6.4
BBB rating	21.0
BB rating	14.5
B rating	19.0
CCC rating	2.5
Not rated	16.6
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds and derivatives, if any).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit

Columbia Strategic Income Fund | Annual Report 2018	3

Fund at a Glance   (continued)
quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4	Columbia Strategic Income Fund | Annual Report 2018

Manager Discussion of Fund Performance
For the 12-month period that ended August 31, 2018, the Fund’s Class A shares returned 1.03% excluding sales charges. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned -1.05% for the same time period. Sector allocation overall contributed most positively, though exposure to emerging market bonds detracted modestly from the Fund’s relative results.
Bond markets struggled amid rising interest rates
The 12-month period ended August 31, 2018 began with the widespread recognition by investors that the days of an accommodative Federal Reserve (Fed) were in the rearview mirror. The U.S. central bank began unwinding, or shrinking, its balance sheet with reduced asset purchases beginning in October 2017 in tandem with its interest rate hiking cycle, including a December 2017 increase, the fifth since the start of the current cycle. Then, as a result of tax cuts and a significant spending bill passed through Congress at the end of 2017, U.S. economic growth expectations increased markedly at the start of 2018. The bond market, however, struggled through the first eight months of 2018, as most sectors of the bond market failed to generate positive returns amid a broad rise in yields. Further, after an extended absence, broad market volatility in both the bond and equity markets was spurred by announcements about tariffs and the fear of trade wars between the U.S. and its major trade partners.
All told, the Fed increased the targeted federal funds rate three times by a total of 75 basis points during the period. (A basis point is 1/100th of a percentage point.) The Fed continued to tighten monetary policy, as inflation hit its target and new Fed Chair Jerome Powell, in the position since February 2018, took a more hawkish stance than his predecessors. The U.S. Treasury yield curve, or spectrum of maturities, flattened, as the Fed’s hiking cycle generated upward pressure on the short-term end of the curve.
Overweight exposure to U.S. credit spread sectors supported Fund results
Relative to the benchmark, overweight exposure to U.S. credit spread, or non-U.S. Treasury, sectors supported the Fund’s results most. The strongest performance was generated by structured credit sectors — specifically, non-agency mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities. These sectors were supported during the period by strong consumer spending, which, in turn, benefited from low unemployment, modestly improving wages and still-low interest rates that promoted refinancing and debt reduction. At the end of the period, the consumer’s debt service ratio, which measures the ratio of household debt payments owed to total disposable income, was as low as it had been in nearly four decades. The Fund’s allocation to corporate credit also contributed positively to its relative results, though we believed the sector’s fundamentals were largely reflected in valuations. Moderately higher inflation, which the Fund invested in through Treasury inflation protected securities (TIPS), also added modest value. In general, the Fund also benefited from a flattening of the U.S. Treasury yield curve, as short-term interest rates, where the Fund had less exposure, rose more than longer term rates during the period.
Duration positioning detracted from the Fund’s absolute performance during the period, as yields rose throughout as a result of reduced accommodation from the Fed and heightened expectations around inflation. However, relative to the benchmark, the Fund maintained a shorter duration stance and such positioning therefore proved to be a positive contributor. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
Emerging market bond allocation detracted from Fund performance
An allocation to emerging market bonds detracted from the Fund’s relative performance during the period. Rising U.S. Treasury yields, a stronger U.S. dollar and idiosyncratic events and/or conditions in select emerging market countries joined forces to create a difficult environment for emerging market debt.
Shifting market conditions drove portfolio changes
As corporate bond valuations reached their richest levels in a decade at the same time corporate leverage was at its highest in a decade toward the end of 2017, we focused on reducing the Fund’s corporate bond exposure and increasing exposure to the consumer via asset-backed securities and mortgage-backed securities. However, after spread widening among investment-grade corporate bonds, wherein yield differentials to U.S. Treasuries increased, during the first quarter of 2018, we believed the sector was closer to fair value and began adding to select industries and companies, consistent with our
Columbia Strategic Income Fund | Annual Report 2018	5

Manager Discussion of Fund Performance  (continued)
theme of enhancing the overall credit quality of the Fund’s portfolio. Indeed, throughout the period, we decreased Fund exposure to lower rated credit, primarily by reducing the Fund’s exposure to high-yield corporate bonds and floating rate loans. Elsewhere, following the dramatic widening of emerging market bond spreads, we added to specific holdings late in the period. We eliminated the Fund’s exposure to TIPS by the end of the period.
From a duration perspective, the Fund made tactical shifts in positioning throughout the period, as rate volatility provided ample opportunities for active interest rate management. For example, we lengthened duration when yields rose and shortened duration when rates decreased. Still, at the end of the period, the Fund maintained a duration shorter than that of the benchmark in an effort to protect principal in what we believe will continue to be a rising interest rate environment in the months ahead.
Overall, the Fund’s portfolio turnover rate for the 12-month period was 152%. A significant portion of the turnover was the result of rolling-maturity mortgage securities, processing of prepayments and opportunistic changes our managers made at the margin in response to fluctuating valuations or market developments.
Derivatives usage
The Fund utilized government bond futures and swaps to manage duration and yield curve exposure, credit default swaps to tactically adjust credit exposure in the high-yield and emerging market debt sectors, currency forwards for hedging foreign currency risk and total return purposes, and mortgage TBAs to add exposure to agency mortgage-backed securities (MBS). TBAs, which stands for “to be announced,” are mortgage securities bought and sold for future settlement with an agreed upon price, coupon and face value, but without reference to the characteristics of the underlying pool of mortgages until 48 hours before delivery is taken. This feature gives TBA participants immediate exposure to agency MBS without having to value each individual security. On a stand-alone basis, the Fund’s derivatives usage overall had a net positive effect on Fund performance during the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Floating rate loans typically present greater risk than other fixed-income investments as they are generally subject to legal or contractual resale restrictions, may trade less frequently and experience value impairments during liquidation. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market and sovereign debt issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Strategic Income Fund | Annual Report 2018

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2018 — August 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,001.20	1,020.42	4.79	4.84	0.95
Advisor Class	1,000.00	1,000.00	1,002.50	1,021.68	3.53	3.57	0.70
Class C	1,000.00	1,000.00	997.50	1,016.64	8.56	8.64	1.70
Institutional Class	1,000.00	1,000.00	1,004.30	1,021.68	3.54	3.57	0.70
Institutional 2 Class	1,000.00	1,000.00	1,002.80	1,021.88	3.33	3.36	0.66
Institutional 3 Class	1,000.00	1,000.00	1,003.00	1,022.13	3.08	3.11	0.61
Class R	1,000.00	1,000.00	1,000.00	1,019.16	6.05	6.11	1.20
Class T	1,000.00	1,000.00	1,001.30	1,020.47	4.74	4.79	0.94
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Strategic Income Fund | Annual Report 2018	7

Portfolio of Investments
August 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 10.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Apidos CLO XXVIII(a),(b)
Series 2017-28A Class A1B
3-month USD LIBOR + 1.150% 01/20/2031	3.498%	20,750,000	20,775,149
ARES XLIV CLO Ltd.(a),(b)
Series 2017-44A Class D
3-month USD LIBOR + 6.550% 10/15/2029	8.889%	12,000,000	12,167,172
ARES XLVII CLO Ltd.(a),(b)
Series 2018-47A Class B
3-month USD LIBOR + 1.450% 04/15/2030	3.789%	11,200,000	11,199,440
Ares XXXVII CLO Ltd.(a),(b)
Series 2015-4A Class A3R
3-month USD LIBOR + 1.500% 10/15/2030	3.839%	25,000,000	24,985,550
Atrium XIII(a),(b)
Series 2013A Class B
3-month USD LIBOR + 1.500% 11/21/2030	3.847%	32,414,000	32,331,085
Babson CLO Ltd.(a),(b)
Series 2015-2A Class B2R
3-month USD LIBOR + 1.590% 10/20/2030	3.938%	38,425,000	38,432,608
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-4A Class BRR
3-month USD LIBOR + 1.420% 01/15/2031	3.759%	11,725,000	11,661,556
CLUB Credit Trust(a)
Series 2018-NP1 Class C
05/15/2024	4.740%	10,000,000	9,994,303
Conn’s Receivables Funding LLC(a)
Series 2017-B Class A
07/15/2020	2.730%	2,041,614	2,041,346
Credit Suisse ABS Trust(a)
Series 2018-LD1 Class B
07/25/2024	4.280%	10,560,000	10,559,156
Dryden 33 Senior Loan Fund(a),(b)
Series 2014-33A Class ER
3-month USD LIBOR + 7.540% 10/15/2028	9.879%	9,500,000	9,624,640
Dryden XXVIII Senior Loan Fund(a),(b)
Series 2013-28A Class A2LR
3-month USD LIBOR + 1.650% 08/15/2030	3.964%	23,650,000	23,660,122
Madison Park Funding XI Ltd.(a),(b)
Series 2013-11A Class BR
3-month USD LIBOR + 1.650% 07/23/2029	2.963%	34,000,000	34,004,114
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Marlette Funding Trust(a)
Series 2017-1A Class A
03/15/2024	2.827%	3,768,390	3,767,904
Morgan Stanley Resecuritization Pass-Through Trust(a),(c)
Series 2018-SC1 Class B
09/18/2023	1.000%	9,665,000	9,206,299
OHA Credit Partners XIV Ltd.(a),(b)
Series 2017-14A Class B
3-month USD LIBOR + 1.500% 01/21/2030	3.862%	24,000,000	23,921,064
OneMain Financial Issuance Trust(a)
Series 2018-1A Class A
03/14/2029	3.300%	20,485,000	20,413,272
OZLM XI Ltd.(a),(b)
Series 2015-11A Class A2R
3-month USD LIBOR + 1.750% 10/30/2030	4.089%	14,700,000	14,724,917
OZLM XXI(a),(b)
Series 2017-21A Class A2
3-month USD LIBOR + 1.450% 01/20/2031	3.203%	18,500,000	18,379,232
Prosper Marketplace Issuance Trust(a)
Series 2018-1A Class B
06/17/2024	3.900%	15,000,000	14,999,930
Series 2018-1A Class C
06/17/2024	4.870%	10,500,000	10,478,079
Subordinated, Series 2017-2A Class C
09/15/2023	5.370%	10,000,000	10,063,192
RR 1 LLC(a),(b)
Series 2017-1A Class A2R
3-month USD LIBOR + 1.700% 07/15/2029	2.979%	14,200,000	14,218,034
Series 2017-1A Class DR
3-month USD LIBOR + 6.500% 07/15/2029	8.839%	5,000,000	5,081,875
SoFi Consumer Loan Program LLC(a)
Series 2016-2A Class A
10/27/2025	3.090%	2,459,236	2,454,757
Series 2016-3 Class A
12/26/2025	3.050%	5,165,895	5,149,677
SoFi Professional Loan Program LLC(a),(c),(d),(e),(f)
Series 2015-D Class RC
10/26/2037	0.000%	25	10,750,000
Series 2016-A Class RIO
01/25/2038	0.000%	20	4,973,285
Series 2016-A Class RPO
01/25/2038	0.000%	20	9,066,846
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Strategic Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2016-B Class RC
04/25/2037	0.000%	5	1,700,000
SoFi Professional Loan Program LLC(a)
Series 2017-1 Class A
01/26/2026	3.280%	4,531,325	4,531,731
Voya CLO Ltd.(a),(b)
Series 2017-4A Class B
3-month USD LIBOR + 1.450% 10/15/2030	3.839%	14,400,000	14,307,797
Total Asset-Backed Securities — Non-Agency (Cost $451,211,704)			439,624,132

Commercial Mortgage-Backed Securities - Non-Agency 5.1%

Ashford Hospitality Trust(a),(b)
Series 2018-KEYS Class C
1-month USD LIBOR + 1.600% 05/15/2035	3.900%	13,300,000	13,308,467
Banc of America Merrill Lynch Commercial Mortgage Securities Trust(a),(b)
Series 2013-DSNY Class F
1-month USD LIBOR + 3.500% 09/15/2026	5.563%	11,687,195	11,686,684
BHMS Mortgage Trust(a),(b)
Series 2018-ATLS Class D
1-month USD LIBOR + 2.250% 07/15/2035	4.322%	10,000,000	10,037,664
Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class F
1-month USD LIBOR + 2.900% 06/15/2035	4.861%	18,350,000	18,435,790
BX Commercial Mortgage Trust(a),(b)
Series 2018-BIOA Class A
1-month USD LIBOR + 0.671% 03/15/2037	2.733%	10,000,000	10,006,292
CHT 2017-COSMO Mortgage Trust(a),(b)
Series 2017-CSMO Class B
1-month USD LIBOR + 1.400% 11/15/2036	3.463%	19,670,000	19,756,314
Series 2017-CSMO Class E
1-month USD LIBOR + 3.000% 11/15/2036	5.063%	7,000,000	7,043,893
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated, Series 2014-USA Class E
09/15/2037	4.373%	12,260,000	11,057,382
Subordinated, Series 2014-USA Class F
09/15/2037	4.373%	9,920,000	8,321,003
Direxion Daily Retail Bull(a),(b)
Series 2018-RVP Class C
1-month USD LIBOR + 2.050% 03/15/2033	3.827%	11,190,589	11,260,552
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018-RVP Class E
3-month USD LIBOR + 4.500% 03/15/2033	6.563%	4,212,927	4,270,829
Hilton U.S.A. Trust(a),(g)
Series 2016-HHV Class F
11/05/2038	4.194%	28,590,000	25,912,069
Hilton U.S.A. Trust(a)
Subordinated, Series 2016-SFP Class E
11/05/2035	5.519%	9,700,000	9,898,170
Independence Plaza Trust(a)
Series 2018-INDP Class C
07/10/2035	4.158%	7,000,000	7,036,512
Invitation Homes Trust(a),(b)
Series 2017-SFR2 Class E
1-month USD LIBOR + 2.250% 12/17/2036	4.313%	10,500,000	10,586,271
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class A
1-month USD LIBOR + 0.850% 02/15/2032	2.913%	6,200,000	6,263,834
Series 2018-NYCH Class C
1-month USD LIBOR + 1.500% 02/15/2032	3.563%	10,941,000	11,060,907
Series 2018-NYCH Class E
1-month USD LIBOR + 2.900% 02/15/2032	4.963%	13,795,000	13,830,455
Series 2018-NYCH Class F
1-month USD LIBOR + 3.821% 02/15/2032	5.884%	13,283,000	13,371,837
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $218,137,536)			223,144,925

Common Stocks 0.0%
Issuer	Shares	Value ($)
Consumer Discretionary —%
Auto Components —%
Aptiv PLC	1,315	115,733
Delphi Technologies PLC	438	15,431
Total		131,164
Media —%
Cumulus Media, Inc., Class A(h)	9,225	192,802
Tribune Media Co.	1,338	49,359
tronc, Inc.(h)	198	3,267
Total		245,428
Total Consumer Discretionary		376,592

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
August 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy —%
Energy Equipment & Services —%
Fieldwood Energy LLC(h)	8,596	454,513
Total Energy		454,513
Materials —%
Chemicals —%
LyondellBasell Industries NV, Class A	3,806	429,241
Metals & Mining —%
Aleris International, Inc.(c),(h)	3,721	81,862
Elah Holdings, Inc.(h)	26	3,055
Total		84,917
Total Materials		514,158
Telecommunication Services —%
Diversified Telecommunication Services —%
Cincinnati Bell, Inc.(h)	300	3,900
Total Telecommunication Services		3,900
Utilities —%
Independent Power and Renewable Electricity Producers —%
Vistra Energy Corp(h)	21,925	516,114
Vistra Energy Corp.(h)	21,925	15,622
Total		531,736
Total Utilities		531,736
Total Common Stocks (Cost $1,028,008)		1,880,899

Corporate Bonds & Notes(i) 41.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 1.0%
Bombardier, Inc.(a)
12/01/2021	8.750%	1,629,000	1,793,713
01/15/2023	6.125%	1,015,000	1,025,251
12/01/2024	7.500%	1,429,000	1,500,446
03/15/2025	7.500%	1,015,000	1,045,523
Lockheed Martin Corp.
09/15/2052	4.090%	10,880,000	10,409,179
Northrop Grumman Corp.
10/15/2047	4.030%	18,780,000	17,598,907
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TransDigm, Inc.
07/15/2024	6.500%	4,172,000	4,257,618
05/15/2025	6.500%	2,799,000	2,854,224
06/15/2026	6.375%	3,352,000	3,387,776
Total			43,872,637
Automotive 0.3%
Delphi Technologies PLC(a)
10/01/2025	5.000%	1,724,000	1,631,232
Ford Motor Co.
12/08/2046	5.291%	4,160,000	3,701,930
Ford Motor Credit Co. LLC
11/02/2020	2.343%	8,310,000	8,058,132
IHO Verwaltungs GmbH PIK(a)
09/15/2026	4.750%	987,000	938,529
Total			14,329,823
Banking 3.2%
Ally Financial, Inc.
11/01/2031	8.000%	5,888,000	7,215,155
Banco de Bogota SA(a)
Subordinated
05/12/2026	6.250%	2,965,000	3,088,931
Banco Mercantil del Norte SA(a),(j)
Subordinated
10/04/2031	5.750%	4,400,000	4,179,608
Bank of America Corp.(j)
01/20/2028	3.824%	20,615,000	20,159,986
BBVA Bancomer SA(a),(j)
Subordinated
11/12/2029	5.350%	3,698,000	3,556,167
Capital One Financial Corp.
05/12/2020	2.500%	11,365,000	11,243,429
Citigroup, Inc.
05/01/2026	3.400%	6,995,000	6,712,206
Goldman Sachs Group, Inc. (The)(j)
05/01/2029	4.223%	16,310,000	16,156,294
JPMorgan Chase & Co.(j)
07/23/2029	4.203%	18,680,000	18,782,161
Morgan Stanley(j)
01/24/2029	3.772%	13,340,000	12,867,951
Popular, Inc.
07/01/2019	7.000%	714,000	728,546
Wells Fargo & Co.
01/30/2020	2.150%	8,470,000	8,375,136
10/23/2026	3.000%	17,435,000	16,293,513

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Strategic Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wells Fargo & Co.(j)
05/22/2028	3.584%	13,010,000	12,546,870
Total			141,905,953
Brokerage/Asset Managers/Exchanges 0.1%
NFP Corp.(a)
07/15/2025	6.875%	2,589,000	2,537,225
VFH Parent LLC/Orchestra Co-Issuer, Inc.(a)
06/15/2022	6.750%	383,000	395,648
Total			2,932,873
Building Materials 0.4%
American Builders & Contractors Supply Co., Inc.(a)
12/15/2023	5.750%	4,171,000	4,286,261
05/15/2026	5.875%	2,602,000	2,609,749
Beacon Roofing Supply, Inc.(a)
11/01/2025	4.875%	5,071,000	4,691,380
Core & Main LP(a)
08/15/2025	6.125%	2,082,000	2,008,867
HD Supply, Inc.(a)
04/15/2024	5.750%	1,082,000	1,137,838
James Hardie International Finance DAC(a)
01/15/2025	4.750%	653,000	633,410
01/15/2028	5.000%	918,000	867,823
Total			16,235,328
Cable and Satellite 2.5%
Altice U.S. Finance I Corp.(a)
07/15/2023	5.375%	4,057,000	4,102,641
05/15/2026	5.500%	3,640,000	3,586,929
CCO Holdings LLC/Capital Corp.(a)
05/01/2025	5.375%	1,568,000	1,562,234
02/15/2026	5.750%	3,586,000	3,597,360
05/01/2026	5.500%	80,000	78,989
05/01/2027	5.125%	5,385,000	5,151,156
05/01/2027	5.875%	766,000	759,920
02/01/2028	5.000%	1,510,000	1,414,935
Cequel Communications Holdings I LLC/Capital Corp.(a)
12/15/2021	5.125%	1,569,000	1,570,690
04/01/2028	7.500%	4,082,000	4,264,686
Comcast Corp.
08/15/2047	4.000%	7,413,000	6,738,032
CSC Holdings LLC(a)
01/15/2023	10.125%	828,000	909,740
10/15/2025	6.625%	2,277,000	2,382,154
10/15/2025	10.875%	2,105,000	2,463,865
04/15/2027	5.500%	832,000	810,721
02/01/2028	5.375%	6,168,000	5,902,671
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DISH DBS Corp.
11/15/2024	5.875%	5,215,000	4,540,195
07/01/2026	7.750%	7,602,000	6,860,113
Quebecor Media, Inc.
01/15/2023	5.750%	4,930,000	5,117,468
Radiate HoldCo LLC/Finance, Inc.(a)
02/15/2023	6.875%	612,000	592,116
02/15/2025	6.625%	2,610,000	2,440,167
Sirius XM Radio, Inc.(a)
04/15/2025	5.375%	1,119,000	1,136,458
07/15/2026	5.375%	1,521,000	1,518,872
08/01/2027	5.000%	4,904,000	4,751,427
Sky PLC(a)
09/16/2024	3.750%	12,889,000	12,892,738
Unitymedia GmbH(a)
01/15/2025	6.125%	2,296,000	2,397,008
Unitymedia Hessen GmbH & Co. KG NRW(a)
01/15/2025	5.000%	4,876,000	4,957,614
Virgin Media Secured Finance PLC(a)
01/15/2026	5.250%	8,162,000	7,950,743
08/15/2026	5.500%	740,000	726,049
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	3,685,000	3,336,941
Ziggo BV(a)
01/15/2027	5.500%	5,821,000	5,490,885
Total			110,005,517
Chemicals 0.7%
Alpha 2 BV(a)
06/01/2023	8.750%	2,125,000	2,144,597
Angus Chemical Co.(a)
02/15/2023	8.750%	1,488,000	1,547,520
Atotech U.S.A., Inc.(a)
02/01/2025	6.250%	2,066,000	2,048,720
Axalta Coating Systems LLC(a)
08/15/2024	4.875%	2,475,000	2,460,365
Chemours Co. (The)
05/15/2023	6.625%	797,000	836,127
Elementia SAB de CV(a)
01/15/2025	5.500%	2,000,000	1,906,048
INEOS Group Holdings SA(a)
08/01/2024	5.625%	947,000	934,513
Koppers, Inc.(a)
02/15/2025	6.000%	597,000	600,161
LYB International Finance BV
03/15/2044	4.875%	4,790,000	4,825,092
Olin Corp.
02/01/2030	5.000%	2,231,000	2,145,031

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Platform Specialty Products Corp.(a)
02/01/2022	6.500%	91,000	93,254
12/01/2025	5.875%	4,423,000	4,402,729
PQ Corp.(a)
11/15/2022	6.750%	5,633,000	5,890,997
12/15/2025	5.750%	1,545,000	1,525,688
SPCM SA(a)
09/15/2025	4.875%	1,262,000	1,205,274
Total			32,566,116
Construction Machinery 0.1%
H&E Equipment Services, Inc.
09/01/2025	5.625%	1,731,000	1,718,227
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	627,000	621,415
United Rentals North America, Inc.
10/15/2025	4.625%	463,000	452,594
09/15/2026	5.875%	3,761,000	3,875,312
Total			6,667,548
Consumer Cyclical Services 0.2%
APX Group, Inc.
12/01/2020	8.750%	2,672,000	2,669,296
12/01/2022	7.875%	3,345,000	3,412,509
09/01/2023	7.625%	1,055,000	952,414
frontdoor, Inc.(a)
08/15/2026	6.750%	715,000	731,805
Interval Acquisition Corp.
04/15/2023	5.625%	2,601,000	2,620,515
Total			10,386,539
Consumer Products 0.4%
Mattel, Inc.(a)
12/31/2025	6.750%	2,103,000	2,058,743
Prestige Brands, Inc.(a)
03/01/2024	6.375%	3,800,000	3,854,146
Scotts Miracle-Gro Co. (The)
10/15/2023	6.000%	1,598,000	1,629,295
12/15/2026	5.250%	553,000	527,156
Spectrum Brands, Inc.
07/15/2025	5.750%	4,869,000	4,934,293
Valvoline, Inc.
08/15/2025	4.375%	2,603,000	2,493,351
Total			15,496,984
Diversified Manufacturing 0.3%
Apergy Corp.(a)
05/01/2026	6.375%	2,495,000	2,551,669
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BWX Technologies, Inc.(a)
07/15/2026	5.375%	629,000	635,554
Gates Global LLC/Co.(a)
07/15/2022	6.000%	1,407,000	1,422,433
TriMas Corp.(a)
10/15/2025	4.875%	1,265,000	1,212,821
United Technologies Corp.
11/16/2048	4.625%	2,850,000	2,885,465
WESCO Distribution, Inc.
06/15/2024	5.375%	852,000	844,997
Zekelman Industries, Inc.(a)
06/15/2023	9.875%	1,862,000	2,026,821
Total			11,579,760
Electric 4.6%
AES Corp.
03/15/2023	4.500%	549,000	551,525
05/15/2023	4.875%	1,340,000	1,361,303
05/15/2026	6.000%	1,179,000	1,246,387
09/01/2027	5.125%	1,783,000	1,809,340
Calpine Corp.
01/15/2025	5.750%	2,037,000	1,850,303
Calpine Corp.(a)
06/01/2026	5.250%	703,000	663,712
CMS Energy Corp.
03/01/2024	3.875%	7,500,000	7,552,665
02/15/2027	2.950%	5,675,000	5,252,320
03/31/2043	4.700%	6,629,000	6,871,562
DTE Energy Co.
06/01/2024	3.500%	6,660,000	6,558,741
10/01/2026	2.850%	27,095,000	25,108,341
Duke Energy Carolinas LLC
03/15/2046	3.875%	1,600,000	1,538,746
Duke Energy Corp.
10/15/2023	3.950%	9,115,000	9,236,922
04/15/2024	3.750%	949,000	952,995
08/15/2027	3.150%	8,276,000	7,787,277
09/01/2046	3.750%	9,273,000	8,347,805
Emera U.S. Finance LP
06/15/2046	4.750%	15,730,000	15,760,957
Energuate Trust(a)
05/03/2027	5.875%	5,000,000	4,755,380
Indiana Michigan Power Co.
07/01/2047	3.750%	7,010,000	6,522,385
Light Servicos de Eletricidade SA/Energia SA(a)
05/03/2023	7.250%	5,200,000	4,888,504
NextEra Energy Operating Partners LP(a)
09/15/2027	4.500%	4,436,000	4,215,411

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Strategic Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NRG Energy, Inc.
01/15/2027	6.625%	3,130,000	3,285,348
NRG Energy, Inc.(a)
01/15/2028	5.750%	899,000	905,763
NRG Yield Operating LLC
08/15/2024	5.375%	4,509,000	4,531,689
09/15/2026	5.000%	3,374,000	3,231,617
Pacific Gas & Electric Co.
12/01/2027	3.300%	656,000	602,194
02/15/2044	4.750%	4,800,000	4,727,386
12/01/2047	3.950%	9,220,000	8,136,964
Pattern Energy Group, Inc.(a)
02/01/2024	5.875%	3,103,000	3,126,899
PPL Capital Funding, Inc.
03/15/2024	3.950%	7,750,000	7,814,263
Progress Energy, Inc.
04/01/2022	3.150%	8,094,000	7,988,462
Southern Co. (The)
07/01/2046	4.400%	14,715,000	14,218,899
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	3,114,000	2,920,745
Vistra Energy Corp.
11/01/2024	7.625%	1,643,000	1,768,977
Vistra Operations Co. LLC(a)
09/01/2026	5.500%	887,000	900,997
Xcel Energy, Inc.
12/01/2026	3.350%	3,175,000	3,080,395
06/15/2028	4.000%	11,490,000	11,636,394
Total			201,709,573
Finance Companies 1.4%
Avolon Holdings Funding Ltd.(a)
01/15/2023	5.500%	2,394,000	2,461,123
GE Capital International Funding Co. Unlimited Co.
11/15/2020	2.342%	9,440,000	9,246,206
11/15/2035	4.418%	26,545,000	25,592,459
iStar, Inc.
04/01/2022	6.000%	2,394,000	2,418,833
Navient Corp.
01/25/2022	7.250%	1,039,000	1,099,286
06/15/2022	6.500%	1,411,000	1,458,044
01/25/2023	5.500%	1,000,000	990,874
03/25/2024	6.125%	2,849,000	2,837,211
10/25/2024	5.875%	1,278,000	1,240,611
06/15/2026	6.750%	1,822,000	1,789,656
Park Aerospace Holdings Ltd.(a)
08/15/2022	5.250%	263,000	268,043
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	2,862,000	2,861,785
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Quicken Loans, Inc.(a)
05/01/2025	5.750%	4,451,000	4,417,991
01/15/2028	5.250%	125,000	113,733
Springleaf Finance Corp.
03/15/2023	5.625%	1,173,000	1,172,231
03/15/2025	6.875%	2,004,000	2,005,569
03/15/2026	7.125%	2,091,000	2,083,012
Total			62,056,667
Food and Beverage 2.8%
Anheuser-Busch InBev Finance, Inc.
02/01/2046	4.900%	17,597,000	18,059,854
Aramark Services, Inc.
01/15/2024	5.125%	799,000	812,890
B&G Foods, Inc.
04/01/2025	5.250%	4,851,000	4,709,977
Bacardi Ltd.(a)
05/15/2048	5.300%	26,230,000	25,652,284
Chobani LLC/Finance Corp., Inc.(a)
04/15/2025	7.500%	1,448,000	1,219,899
ConAgra Foods, Inc.
09/15/2022	3.250%	3,130,000	3,081,798
FAGE International SA/U.S.A. Dairy Industry, Inc.(a)
08/15/2026	5.625%	3,678,000	3,238,041
Kraft Heinz Foods Co.
06/01/2046	4.375%	23,914,000	20,974,874
Lamb Weston Holdings, Inc.(a)
11/01/2024	4.625%	727,000	714,345
11/01/2026	4.875%	2,538,000	2,503,328
MHP SA(a)
04/03/2026	6.950%	4,800,000	4,467,197
Molson Coors Brewing Co.
07/15/2046	4.200%	20,662,000	18,487,986
Mondelez International, Inc.(a)
10/28/2019	1.625%	6,252,000	6,157,576
Pinnacle Foods Finance LLC/Corp.
01/15/2024	5.875%	1,000,000	1,050,293
Post Holdings, Inc.(a)
03/01/2025	5.500%	742,000	741,256
08/15/2026	5.000%	3,107,000	2,982,916
03/01/2027	5.750%	6,528,000	6,449,240
01/15/2028	5.625%	1,161,000	1,128,550
Total			122,432,304
Gaming 0.9%
Boyd Gaming Corp.
04/01/2026	6.375%	2,849,000	2,913,712
08/15/2026	6.000%	504,000	508,084

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2018	13

Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Caesars Resort Collection LLC/CRC Finco, Inc.(a)
10/15/2025	5.250%	1,064,000	1,017,775
Eldorado Resorts, Inc.
04/01/2025	6.000%	4,115,000	4,189,564
GLP Capital LP/Financing II, Inc.
04/15/2026	5.375%	2,761,000	2,867,806
06/01/2028	5.750%	1,163,000	1,232,859
International Game Technology PLC(a)
02/15/2025	6.500%	3,062,000	3,223,080
Jack Ohio Finance LLC/1 Corp.(a)
11/15/2021	6.750%	2,230,000	2,309,769
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	899,000	924,982
09/01/2026	4.500%	873,000	834,061
01/15/2028	4.500%	334,000	308,147
MGM Resorts International
12/15/2021	6.625%	2,043,000	2,169,899
Penn National Gaming, Inc.(a)
01/15/2027	5.625%	1,446,000	1,392,718
Rivers Pittsburgh Borrower LP/Finance Corp.(a)
08/15/2021	6.125%	2,940,000	2,939,441
Scientific Games International, Inc.
12/01/2022	10.000%	3,541,000	3,750,032
Scientific Games International, Inc.(a)
10/15/2025	5.000%	3,294,000	3,127,831
Seminole Tribe of Florida, Inc.(a)
10/01/2020	7.804%	740,000	740,000
Stars Group Holdings BV/Co-Borrower LLC(a)
07/15/2026	7.000%	1,210,000	1,259,065
Tunica-Biloxi Gaming Authority(a)
12/15/2020	3.780%	3,174,123	868,916
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	2,587,000	2,558,000
05/15/2027	5.250%	310,000	291,238
Total			39,426,979
Health Care 3.1%
Acadia Healthcare Co., Inc.
07/01/2022	5.125%	524,000	527,054
03/01/2024	6.500%	2,077,000	2,156,341
Amsurg Corp.
07/15/2022	5.625%	635,000	651,072
Becton Dickinson and Co.
06/06/2027	3.700%	26,720,000	25,660,124
Cardinal Health, Inc.
06/15/2027	3.410%	18,160,000	16,770,469
06/15/2047	4.368%	2,780,000	2,436,089
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	3,043,000	2,979,100
Charles River Laboratories International, Inc.(a)
04/01/2026	5.500%	759,000	771,095
CHS/Community Health Systems, Inc.
03/31/2023	6.250%	1,937,000	1,840,811
CVS Health Corp.
06/01/2026	2.875%	8,285,000	7,617,196
03/25/2048	5.050%	13,740,000	14,042,885
DaVita, Inc.
05/01/2025	5.000%	2,864,000	2,723,209
Envision Healthcare Corp.(a)
12/01/2024	6.250%	855,000	914,005
Express Scripts Holding Co.
07/15/2046	4.800%	17,308,000	16,765,515
HCA, Inc.
02/15/2020	6.500%	1,416,000	1,472,215
02/15/2022	7.500%	3,328,000	3,660,837
04/15/2025	5.250%	4,188,000	4,319,340
02/15/2027	4.500%	5,235,000	5,182,650
Hologic, Inc.(a)
10/15/2025	4.375%	2,189,000	2,107,504
02/01/2028	4.625%	1,661,000	1,558,716
MPH Acquisition Holdings LLC(a)
06/01/2024	7.125%	3,986,000	4,125,769
Polaris Intermediate Corp. PIK(a)
12/01/2022	8.500%	1,261,000	1,304,315
Sotera Health Holdings LLC(a)
05/15/2023	6.500%	2,466,000	2,527,287
Teleflex, Inc.
06/01/2026	4.875%	539,000	531,421
11/15/2027	4.625%	1,215,000	1,157,418
Tenet Healthcare Corp.
06/15/2023	6.750%	761,000	766,183
07/15/2024	4.625%	3,428,000	3,359,934
05/01/2025	5.125%	1,317,000	1,307,123
08/01/2025	7.000%	2,667,000	2,666,965
Universal Health Services, Inc.(a)
06/01/2026	5.000%	3,040,000	3,040,000
Total			134,942,642
Healthcare Insurance 0.2%
Centene Corp.
01/15/2025	4.750%	2,202,000	2,217,559
Centene Corp.(a)
06/01/2026	5.375%	2,336,000	2,415,457
WellCare Health Plans, Inc.
04/01/2025	5.250%	4,087,000	4,197,140

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Strategic Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WellCare Health Plans, Inc.(a)
08/15/2026	5.375%	2,077,000	2,139,057
Total			10,969,213
Home Construction 0.3%
Lennar Corp.
11/15/2024	5.875%	1,191,000	1,233,957
06/01/2026	5.250%	2,550,000	2,527,532
06/15/2027	5.000%	971,000	939,442
11/29/2027	4.750%	3,083,000	2,946,346
Meritage Homes Corp.
04/01/2022	7.000%	673,000	725,857
06/01/2025	6.000%	760,000	768,582
06/06/2027	5.125%	2,223,000	2,066,696
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	1,265,000	1,268,846
03/01/2024	5.625%	695,000	682,838
Total			13,160,096
Independent Energy 1.6%
Callon Petroleum Co.
10/01/2024	6.125%	876,000	897,270
Callon Petroleum Co.(a)
07/01/2026	6.375%	2,766,000	2,833,916
Canadian Natural Resources Ltd.
06/01/2047	4.950%	1,165,000	1,219,710
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	2,712,000	2,776,689
Centennial Resource Production LLC(a)
01/15/2026	5.375%	1,776,000	1,750,802
Chaparral Energy, Inc.(a)
07/15/2023	8.750%	1,242,000	1,234,101
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	3,815,000	3,708,333
Diamondback Energy, Inc.
11/01/2024	4.750%	533,000	537,378
05/31/2025	5.375%	2,656,000	2,723,388
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2026	5.500%	358,000	356,849
01/30/2028	5.750%	3,765,000	3,755,979
Extraction Oil & Gas, Inc.(a)
05/15/2024	7.375%	1,272,000	1,294,121
Gran Tierra Energy International Holdings Ltd.(a)
02/15/2025	6.250%	1,550,000	1,492,622
Halcon Resources Corp.
02/15/2025	6.750%	4,324,000	4,021,225
Indigo Natural Resources LLC(a)
02/15/2026	6.875%	1,369,000	1,328,946
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Jagged Peak Energy LLC(a)
05/01/2026	5.875%		2,143,000	2,113,407
Laredo Petroleum, Inc.
03/15/2023	6.250%		5,577,000	5,598,248
Matador Resources Co.(a)
09/15/2026	5.875%		1,692,000	1,721,948
MEG Energy Corp.(a)
01/15/2025	6.500%		565,000	562,133
Noble Energy, Inc.
11/15/2043	5.250%		2,725,000	2,741,405
Parsley Energy LLC/Finance Corp.(a)
06/01/2024	6.250%		1,271,000	1,326,608
08/15/2025	5.250%		2,621,000	2,611,661
10/15/2027	5.625%		4,423,000	4,472,577
PDC Energy, Inc.
09/15/2024	6.125%		2,717,000	2,708,001
SM Energy Co.
06/01/2025	5.625%		642,000	637,243
09/15/2026	6.750%		4,805,000	4,985,433
01/15/2027	6.625%		1,163,000	1,197,896
Tullow Oil PLC(a)
03/01/2025	7.000%		4,950,000	4,788,754
Whiting Petroleum Corp.
01/15/2026	6.625%		2,055,000	2,137,200
WPX Energy, Inc.
01/15/2022	6.000%		1,014,000	1,049,326
09/15/2024	5.250%		2,400,000	2,410,466
06/01/2026	5.750%		1,060,000	1,074,414
Total				72,068,049
Integrated Energy 0.2%
Cenovus Energy, Inc.
09/15/2043	5.200%		8,345,000	8,044,981
Leisure 0.1%
Boyne U.S.A., Inc.(a)
05/01/2025	7.250%		1,267,000	1,343,821
Live Nation Entertainment, Inc.(a)
11/01/2024	4.875%		1,163,000	1,146,878
03/15/2026	5.625%		724,000	727,692
Viking Cruises Ltd.(a)
09/15/2027	5.875%		2,047,000	2,008,238
Total				5,226,629
Life Insurance 2.6%
Assicurazioni Generali SpA, Subordinated(a),(j)
06/08/2048	5.000%	EUR	17,300,000	20,028,402
Brighthouse Financial, Inc.
06/22/2047	4.700%		7,770,000	6,505,759

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2018	15

Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Five Corners Funding Trust(a)
11/15/2023	4.419%	22,756,000	23,508,131
Guardian Life Insurance Co. of America (The)(a)
Subordinated
06/19/2064	4.875%	7,860,000	8,073,934
Massachusetts Mutual Life Insurance Co.(a)
Subordinated
04/01/2077	4.900%	6,700,000	6,817,317
Northwestern Mutual Life Insurance Co. (The)(a)
Subordinated
09/30/2047	3.850%	6,710,000	6,281,781
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	22,118,000	21,723,725
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	9,550,000	10,322,480
05/15/2047	4.270%	2,961,000	2,938,994
Voya Financial, Inc.
06/15/2046	4.800%	5,875,000	5,916,742
Total			112,117,265
Lodging 0.2%
Grupo Posadas SAB de CV(a)
06/30/2022	7.875%	4,650,000	4,780,805
Hilton Domestic Operating Co., Inc.(a)
05/01/2026	5.125%	1,139,000	1,140,797
Hilton Grand Vacations Borrower LLC/Inc.
12/01/2024	6.125%	775,000	794,852
Marriott Ownership Resorts, Inc.(a)
09/15/2026	6.500%	419,000	427,181
Total			7,143,635
Media and Entertainment 0.7%
21st Century Fox America, Inc.
09/15/2044	4.750%	8,832,000	9,373,304
Discovery Communications LLC
09/20/2047	5.200%	1,600,000	1,557,093
Match Group, Inc.
06/01/2024	6.375%	2,214,000	2,357,146
Match Group, Inc.(a)
12/15/2027	5.000%	1,348,000	1,327,036
Netflix, Inc.
02/15/2025	5.875%	1,129,000	1,168,310
Netflix, Inc.(a)
04/15/2028	4.875%	4,534,000	4,297,266
11/15/2028	5.875%	5,280,000	5,295,993
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Outfront Media Capital LLC/Corp.
03/15/2025	5.875%	3,443,000	3,477,726
Total			28,853,874
Metals and Mining 1.0%
Alcoa Nederland Holding BV(a)
09/30/2024	6.750%	876,000	933,379
09/30/2026	7.000%	694,000	750,267
Big River Steel LLC/Finance Corp.(a)
09/01/2025	7.250%	1,664,000	1,745,664
Constellium NV(a)
05/15/2024	5.750%	2,602,000	2,591,040
03/01/2025	6.625%	1,472,000	1,498,499
02/15/2026	5.875%	832,000	815,599
Freeport-McMoRan, Inc.
03/15/2043	5.450%	9,763,000	8,725,915
Geo Coal International Pte Ltd.(a)
10/04/2022	8.000%	4,494,000	4,185,770
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.(a)
12/15/2023	7.375%	1,415,000	1,486,596
HudBay Minerals, Inc.(a)
01/15/2023	7.250%	506,000	515,018
01/15/2025	7.625%	3,426,000	3,487,284
Indo Energy Finance II BV(a)
01/24/2023	6.375%	4,500,000	4,374,072
Novelis Corp.(a)
08/15/2024	6.250%	910,000	928,203
09/30/2026	5.875%	4,288,000	4,179,861
Petra Diamonds U.S. Treasury PLC(a)
05/01/2022	7.250%	812,000	779,626
Teck Resources Ltd.
07/15/2041	6.250%	8,415,000	8,874,257
Total			45,871,050
Midstream 3.1%
Cheniere Corpus Christi Holdings LLC
06/30/2027	5.125%	1,793,000	1,824,259
DCP Midstream Operating LP
04/01/2044	5.600%	3,420,000	3,287,465
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	1,539,000	1,545,898
Energy Transfer Equity LP
03/15/2023	4.250%	1,499,000	1,503,464
06/01/2027	5.500%	7,214,000	7,580,868
Energy Transfer Partners LP/Regency Finance Corp.
09/01/2020	5.750%	1,682,000	1,746,999

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Strategic Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Enterprise Products Operating LLC
02/15/2045	5.100%	6,635,000	7,033,657
05/15/2046	4.900%	3,310,000	3,444,883
Holly Energy Partners LP/Finance Corp.(a)
08/01/2024	6.000%	2,807,000	2,865,111
Kinder Morgan Energy Partners LP
03/01/2043	5.000%	19,748,000	19,157,318
Kinder Morgan, Inc.
02/15/2046	5.050%	3,555,000	3,490,896
MPLX LP
04/15/2048	4.700%	5,970,000	5,597,394
NGPL PipeCo LLC(a)
08/15/2022	4.375%	683,000	688,147
12/15/2037	7.768%	5,767,000	7,122,332
NuStar Logistics LP
04/28/2027	5.625%	2,219,000	2,209,649
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	21,154,000	19,263,530
Rockies Express Pipeline LLC(a)
04/15/2040	6.875%	3,533,000	4,098,294
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	1,899,000	1,918,070
Star Energy Geothermal Wayang Windu Ltd.(a)
04/24/2033	6.750%	4,800,000	4,434,878
Sunoco LP/Finance Corp.(a)
01/15/2023	4.875%	732,000	722,031
02/15/2026	5.500%	2,023,000	1,937,087
Tallgrass Energy Partners LP/Finance Corp.(a)
09/15/2024	5.500%	731,000	750,936
01/15/2028	5.500%	2,304,000	2,327,697
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	4,611,000	4,619,484
Targa Resources Partners LP/Finance Corp.(a)
01/15/2028	5.000%	8,837,000	8,605,709
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	1,884,000	1,771,974
Williams Partners LP
09/15/2045	5.100%	13,674,000	13,731,923
Total			133,279,953
Natural Gas 0.7%
NiSource Finance Corp.
03/30/2048	3.950%	2,115,000	1,957,775
NiSource, Inc.
02/15/2043	5.250%	3,620,000	4,008,176
05/15/2047	4.375%	7,500,000	7,425,473
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sempra Energy
06/15/2024	3.550%	6,059,000	5,963,874
06/15/2027	3.250%	10,850,000	10,167,893
Total			29,523,191
Oil Field Services 0.4%
Calfrac Holdings LP(a)
06/15/2026	8.500%	1,154,000	1,099,870
Diamond Offshore Drilling, Inc.
08/15/2025	7.875%	1,028,000	1,056,610
Nabors Industries, Inc.
01/15/2023	5.500%	560,000	558,333
Nabors Industries, Inc.(a)
02/01/2025	5.750%	4,441,000	4,291,911
Rowan Companies, Inc.
01/15/2024	4.750%	1,109,000	947,870
SESI LLC
09/15/2024	7.750%	2,218,000	2,305,296
Transocean Guardian Ltd.(a)
01/15/2024	5.875%	1,847,000	1,860,853
Transocean Pontus Ltd.(a)
08/01/2025	6.125%	569,000	579,331
U.S.A. Compression Partners LP/Finance Corp.(a)
04/01/2026	6.875%	1,892,000	1,961,514
Weatherford International LLC(a)
03/01/2025	9.875%	355,000	333,366
Weatherford International Ltd.
06/15/2021	7.750%	1,526,000	1,495,808
02/15/2024	9.875%	985,000	944,118
Total			17,434,880
Other Financial Institutions 0.0%
FTI Consulting, Inc.
11/15/2022	6.000%	859,000	880,558
Other Industry 0.1%
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	3,148,000	3,099,757
WeWork Companies, Inc.(a)
05/01/2025	7.875%	643,000	623,109
Total			3,722,866
Other REIT 0.1%
CyrusOne LP/Finance Corp.
03/15/2024	5.000%	1,043,000	1,059,315
03/15/2027	5.375%	3,003,000	3,041,354
Total			4,100,669

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2018	17

Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Packaging 0.7%
ARD Finance SA PIK
09/15/2023	7.125%	1,208,000	1,225,563
Ardagh Packaging Finance PLC/Holdings U.S.A., Inc.(a)
05/15/2024	7.250%	2,355,000	2,480,225
02/15/2025	6.000%	5,086,000	4,998,562
Berry Global, Inc.
07/15/2023	5.125%	4,020,000	4,011,823
Crown Americas LLC/Capital Corp. VI(a)
02/01/2026	4.750%	1,116,000	1,072,171
Flex Acquisition Co., Inc.(a)
07/15/2026	7.875%	1,435,000	1,431,044
Multi-Color Corp.(a)
11/01/2025	4.875%	2,268,000	2,116,788
Novolex (a)
01/15/2025	6.875%	654,000	630,334
Owens-Brockway Glass Container, Inc.(a)
08/15/2023	5.875%	1,527,000	1,566,792
Reynolds Group Issuer, Inc./LLC
10/15/2020	5.750%	5,964,858	5,980,176
Reynolds Group Issuer, Inc./LLC(a)
07/15/2023	5.125%	2,299,000	2,298,802
07/15/2024	7.000%	3,073,000	3,122,343
Total			30,934,623
Pharmaceuticals 0.9%
Allergan Funding SCS
03/15/2035	4.550%	5,330,000	5,235,750
Amgen, Inc.
06/15/2051	4.663%	7,245,000	7,175,890
Bausch Health Companies, Inc.(a)
12/01/2021	5.625%	1,659,000	1,645,623
05/15/2023	5.875%	5,582,000	5,335,549
03/15/2024	7.000%	2,400,000	2,535,569
11/01/2025	5.500%	1,973,000	1,969,249
Catalent Pharma Solutions, Inc.(a)
01/15/2026	4.875%	1,749,000	1,672,703
Celgene Corp.
02/20/2048	4.550%	3,380,000	3,180,962
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/2023	6.375%	2,774,000	2,795,196
Valeant Pharmaceuticals International, Inc.(a)
07/15/2021	7.500%	3,553,000	3,624,806
04/01/2026	9.250%	3,605,000	3,830,886
01/31/2027	8.500%	649,000	666,848
Total			39,669,031
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Property & Casualty 0.5%
HUB International Ltd.(a)
05/01/2026	7.000%	2,096,000	2,084,455
Liberty Mutual Group, Inc.(a)
06/15/2023	4.250%	6,949,000	7,076,966
08/01/2044	4.850%	3,460,000	3,546,915
Loews Corp.
04/01/2026	3.750%	11,415,000	11,421,187
Total			24,129,523
Railroads 0.2%
CSX Corp.
03/01/2048	4.300%	7,380,000	7,186,873
Restaurants 0.3%
1011778 BC ULC/New Red Finance, Inc.(a)
10/15/2025	5.000%	5,277,000	5,118,152
IRB Holding Corp.(a)
02/15/2026	6.750%	782,000	746,769
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)
06/01/2027	4.750%	1,566,000	1,496,913
McDonald’s Corp.
12/09/2045	4.875%	5,840,000	6,142,483
Total			13,504,317
Retailers 0.3%
Cencosud SA(a)
02/12/2045	6.625%	1,750,000	1,752,039
L Brands, Inc.
11/01/2035	6.875%	1,657,000	1,380,806
Party City Holdings, Inc.(a)
08/01/2026	6.625%	717,000	722,202
Penske Automotive Group, Inc.
12/01/2024	5.375%	619,000	612,407
05/15/2026	5.500%	1,071,000	1,049,705
Walmart, Inc.
06/29/2048	4.050%	5,835,000	5,902,651
Total			11,419,810
Supermarkets 0.4%
Kroger Co. (The)
02/01/2047	4.450%	10,613,000	9,871,565
01/15/2048	4.650%	8,470,000	8,148,377
Total			18,019,942
Supranational 0.1%
Banque Ouest Africaine de Developpement(a)
07/27/2027	5.000%	2,400,000	2,322,115

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Strategic Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Technology 1.6%
Ascend Learning LLC(a)
08/01/2025	6.875%	913,000	923,499
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	15,870,000	14,847,944
Camelot Finance SA(a)
10/15/2024	7.875%	2,758,000	2,757,374
CDK Global, Inc.
06/01/2027	4.875%	2,424,000	2,376,228
Equinix, Inc.
01/15/2026	5.875%	5,673,000	5,884,438
05/15/2027	5.375%	2,409,000	2,452,986
First Data Corp.(a)
12/01/2023	7.000%	6,969,000	7,263,970
01/15/2024	5.750%	3,385,000	3,454,000
Gartner, Inc.(a)
04/01/2025	5.125%	4,384,000	4,438,800
Informatica LLC(a)
07/15/2023	7.125%	1,524,000	1,551,464
Iron Mountain, Inc.(a)
09/15/2027	4.875%	2,396,000	2,224,614
03/15/2028	5.250%	1,651,000	1,565,022
MSCI, Inc.(a)
08/15/2025	5.750%	1,566,000	1,642,120
NCR Corp.
12/15/2023	6.375%	777,000	785,656
PTC, Inc.
05/15/2024	6.000%	2,399,000	2,518,960
Qualitytech LP/QTS Finance Corp.(a)
11/15/2025	4.750%	3,450,000	3,303,375
Symantec Corp.(a)
04/15/2025	5.000%	3,050,000	3,015,669
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	6.750%	2,140,000	2,079,800
VeriSign, Inc.
05/01/2023	4.625%	1,734,000	1,759,150
04/01/2025	5.250%	2,495,000	2,539,803
Verscend Escrow Corp.(a)
08/15/2026	9.750%	1,125,000	1,152,514
Total			68,537,386
Transportation Services 0.7%
ACI Airport SudAmerica SA(a)
11/29/2032	6.875%	1,619,250	1,715,578
Avis Budget Car Rental LLC/Finance, Inc.
04/01/2023	5.500%	1,295,000	1,294,843
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%		2,671,000	2,504,065
Concesionaria Mexiquense SA de CV(a)
(linked to Mexican Unidad de Inversion Index)
12/15/2035	5.950%	MXN	36,428,364	1,772,182
ERAC U.S.A. Finance LLC(a)
12/01/2026	3.300%		8,300,000	7,854,979
FedEx Corp.
04/01/2046	4.550%		11,750,000	11,529,358
Hertz Corp. (The)(a)
06/01/2022	7.625%		2,229,000	2,217,802
Total				28,888,807
Wireless 1.4%
Altice France SA(a)
05/15/2024	6.250%		2,566,000	2,540,235
05/01/2026	7.375%		8,688,000	8,537,020
02/01/2027	8.125%		1,705,000	1,730,439
SBA Communications Corp.
09/01/2024	4.875%		10,206,000	10,069,240
Sprint Capital Corp.
11/15/2028	6.875%		2,125,000	2,115,705
Sprint Communications, Inc.(a)
03/01/2020	7.000%		6,100,000	6,344,573
Sprint Corp.
09/15/2023	7.875%		1,366,000	1,468,570
06/15/2024	7.125%		2,168,000	2,250,102
02/15/2025	7.625%		6,199,000	6,580,914
03/01/2026	7.625%		2,280,000	2,393,341
T-Mobile U.S.A., Inc.
01/15/2026	6.500%		7,774,000	8,233,187
02/01/2026	4.500%		1,047,000	997,465
02/01/2028	4.750%		1,859,000	1,751,522
Wind Tre SpA(a)
01/20/2026	5.000%		4,740,000	4,263,564
Total				59,275,877
Wirelines 1.2%
AT&T, Inc.
06/15/2045	4.350%		18,935,000	16,230,268
CenturyLink, Inc.
03/15/2022	5.800%		4,385,000	4,483,035
04/01/2024	7.500%		5,796,000	6,191,403
Frontier Communications Corp.
01/15/2023	7.125%		2,965,000	2,021,045
09/15/2025	11.000%		1,001,000	766,872
Liquid Telecommunications Financing PLC(a)
07/13/2022	8.500%		4,850,000	4,990,383

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2018	19

Portfolio of Investments  (continued)
August 31, 2018
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Telecom Italia Capital SA
09/30/2034	6.000%		4,273,000	4,215,438
Verizon Communications, Inc.
03/15/2055	4.672%		8,620,000	7,938,917
Zayo Group LLC/Capital, Inc.(a)
01/15/2027	5.750%		4,880,000	4,889,765
Total				51,727,126
Total Corporate Bonds & Notes (Cost $1,835,021,121)				1,814,559,582

Foreign Government Obligations(i),(k) 10.5%

Argentina 0.9%
Argentine Republic Government International Bond
04/22/2019	6.250%		5,850,000	5,710,653
04/22/2026	7.500%		11,643,000	9,607,908
01/26/2027	6.875%		4,378,000	3,415,904
01/11/2028	5.875%		6,800,000	4,934,644
07/06/2036	7.125%		3,000,000	2,183,265
04/22/2046	7.625%		1,100,000	806,190
01/11/2048	6.875%		5,100,000	3,560,958
Argentine Republic Government International Bond(j)
12/31/2033	8.280%		1,682,446	1,371,802
Provincia de Buenos Aires(a)
06/15/2027	7.875%		4,900,000	3,547,203
Provincia de Cordoba(a)
09/01/2024	7.450%		1,362,000	1,065,098
08/01/2027	7.125%		3,500,000	2,623,243
Total				38,826,868
Belarus 0.2%
Republic of Belarus International Bond(a)
02/28/2023	6.875%		2,200,000	2,243,974
06/29/2027	7.625%		4,100,000	4,283,450
02/28/2030	6.200%		4,400,000	4,147,827
Total				10,675,251
Brazil 0.4%
Brazil Minas SPE via State of Minas Gerais(a)
02/15/2028	5.333%		800,000	760,674
Brazilian Government International Bond
01/07/2041	5.625%		5,800,000	4,995,911
Petrobras Global Finance BV(a)
01/27/2025	5.299%		8,133,000	7,470,299
01/27/2028	5.999%		5,963,000	5,366,813
Total				18,593,697
Canada 0.4%
City of Toronto
06/07/2027	2.400%	CAD	24,000,000	17,483,090
Foreign Government Obligations(i),(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
China 0.5%
State Grid Overseas Investment 2016 Ltd.(a)
05/04/2027	3.500%		8,400,000	8,059,422
Syngenta Finance NV(a)
04/24/2028	5.182%		13,650,000	13,216,135
Total				21,275,557
Colombia 0.1%
Ecopetrol SA
06/26/2026	5.375%		3,000,000	3,096,696
Croatia 0.2%
Croatia Government International Bond(a)
01/26/2024	6.000%		6,500,000	7,045,213
Dominican Republic 1.0%
Dominican Republic Bond(a)
02/05/2027	11.250%	DOP	400,000,000	8,378,695
Dominican Republic International Bond(a)
02/22/2019	12.000%	DOP	31,000,000	634,052
01/08/2021	14.000%	DOP	44,440,000	969,193
03/04/2022	10.375%	DOP	397,000,000	8,127,109
02/10/2023	14.500%	DOP	25,000,000	574,719
02/15/2023	8.900%	DOP	42,000,000	843,815
01/27/2025	5.500%		3,508,000	3,527,943
01/25/2027	5.950%		3,875,000	3,948,199
04/20/2027	8.625%		2,900,000	3,310,196
07/19/2028	6.000%		3,500,000	3,559,906
04/30/2044	7.450%		3,900,000	4,186,116
01/27/2045	6.850%		4,881,000	4,928,438
Total				42,988,381
Ecuador 0.2%
Ecuador Government International Bond(a)
12/13/2026	9.650%		7,900,000	7,617,757
Petroamazonas EP(a)
11/06/2020	4.625%		1,200,000	1,104,000
Total				8,721,757
Egypt 0.3%
Egypt Government International Bond(a)
04/16/2026	4.750%	EUR	2,100,000	2,280,909
01/31/2027	7.500%		3,900,000	3,904,559
02/21/2028	6.588%		2,850,000	2,675,452
01/31/2047	8.500%		1,700,000	1,662,420
02/21/2048	7.903%		2,800,000	2,592,072
Total				13,115,412

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Strategic Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Foreign Government Obligations(i),(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
El Salvador 0.2%
El Salvador Government International Bond(a)
01/18/2027	6.375%		7,350,000	6,962,986
02/28/2029	8.625%		1,500,000	1,611,691
06/15/2035	7.650%		490,000	478,713
Total				9,053,390
Honduras 0.4%
Honduras Government International Bond(a)
03/15/2024	7.500%		3,468,000	3,741,112
01/19/2027	6.250%		12,600,000	12,919,700
Total				16,660,812
Indonesia 0.3%
Indonesia Government International Bond(a)
04/25/2022	3.750%		1,200,000	1,195,628
01/17/2038	7.750%		1,850,000	2,447,693
Perusahaan Listrik Negara PT(a)
05/21/2028	5.450%		4,900,000	5,067,100
05/21/2048	6.150%		1,900,000	2,011,220
PT Pertamina Persero(a)
05/30/2044	6.450%		2,600,000	2,839,457
Total				13,561,098
Ivory Coast 0.5%
Ivory Coast Government International Bond(a)
07/23/2024	5.375%		700,000	658,061
03/03/2028	6.375%		9,200,000	8,533,322
03/22/2030	5.250%	EUR	3,300,000	3,529,028
06/15/2033	6.125%		3,847,000	3,330,163
03/22/2048	6.625%	EUR	3,900,000	4,103,435
Ivory Coast Government International Bond(a),(j)
12/31/2032	5.750%		863,950	777,762
Total				20,931,771
Jamaica 0.1%
Jamaica Government International Bond
04/28/2028	6.750%		1,950,000	2,120,432
03/15/2039	8.000%		700,000	809,272
Total				2,929,704
Kazakhstan 0.4%
Kazakhstan Government International Bond(a)
07/21/2045	6.500%		3,500,000	4,325,965
KazMunayGas National Co. JSC(a)
04/24/2025	4.750%		2,200,000	2,221,501
04/24/2030	5.375%		10,600,000	10,699,131
Total				17,246,597
Foreign Government Obligations(i),(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Kenya 0.0%
Kenya Government International Bond(a)
02/28/2048	8.250%		1,275,000	1,189,996
Mexico 1.5%
Mexican Bonos
06/11/2020	8.000%	MXN	44,530,000	2,336,068
06/10/2021	6.500%	MXN	50,000	2,528
Mexico City Airport Trust(a)
07/31/2047	5.500%		2,000,000	1,777,434
07/31/2047	5.500%		1,500,000	1,333,076
Mexico Government International Bond
05/29/2031	7.750%	MXN	140,000,000	7,204,377
01/23/2046	4.600%		1,800,000	1,673,883
Pemex Finance Ltd.
11/15/2018	9.150%		155,312	157,349
Petroleos Mexicanos(a)
11/24/2021	7.650%	MXN	18,600,000	918,160
09/12/2024	7.190%	MXN	3,800,000	171,701
Petroleos Mexicanos
01/30/2023	3.500%		750,000	707,912
09/21/2023	4.625%		948,000	931,691
01/23/2026	4.500%		900,000	833,270
08/04/2026	6.875%		3,000,000	3,111,678
11/12/2026	7.470%	MXN	23,700,000	1,048,555
03/13/2027	6.500%		34,302,000	34,668,894
06/15/2035	6.625%		870,000	840,847
06/02/2041	6.500%		2,500,000	2,289,440
01/23/2045	6.375%		4,000,000	3,575,296
09/21/2047	6.750%		2,000,000	1,847,774
Total				65,429,933
Morocco 0.1%
OCP SA(a)
04/25/2024	5.625%		5,000,000	5,156,225
Nigeria 0.2%
Nigeria Government International Bond(a)
11/28/2027	6.500%		1,263,000	1,174,876
02/16/2032	7.875%		9,800,000	9,569,857
Total				10,744,733
Oman 0.3%
Oman Government International Bond(a)
01/17/2028	5.625%		11,900,000	11,447,812
Pakistan 0.1%
Pakistan Government International Bond(a)
03/31/2036	7.875%		5,700,000	5,176,045

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2018	21

Portfolio of Investments  (continued)
August 31, 2018
Foreign Government Obligations(i),(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Paraguay 0.2%
Paraguay Government International Bond(a)
03/27/2027	4.700%		2,000,000	2,007,580
08/11/2044	6.100%		2,439,000	2,644,486
03/13/2048	5.600%		2,000,000	2,047,996
Total				6,700,062
Peru 0.0%
Peruvian Government International Bond
11/21/2033	8.750%		1,508,000	2,237,495
Russian Federation 0.3%
Gazprom Neft OAO Via GPN Capital SA(a)
09/19/2022	4.375%		7,800,000	7,576,428
Gazprom OAO Via Gaz Capital SA(a)
02/06/2028	4.950%		2,000,000	1,897,210
08/16/2037	7.288%		300,000	331,973
Russian Foreign Bond - Eurobond(a)
04/04/2042	5.625%		4,000,000	4,139,360
Total				13,944,971
Senegal 0.2%
Senegal Government International Bond(a)
07/30/2024	6.250%		1,405,000	1,405,354
05/23/2033	6.250%		6,800,000	6,111,466
Total				7,516,820
South Africa 0.7%
Republic of South Africa Government Bond
01/31/2037	8.500%	ZAR	384,000,000	23,376,310
Republic of South Africa Government International Bond
06/22/2030	5.875%		1,800,000	1,762,515
Transnet SOC Ltd.(a)
07/26/2022	4.000%		5,300,000	4,983,336
Total				30,122,161
Sri Lanka 0.1%
Sri Lanka Government International Bond(a)
04/18/2023	5.750%		1,500,000	1,458,928
07/18/2026	6.825%		1,685,000	1,659,368
05/11/2027	6.200%		1,450,000	1,361,692
Total				4,479,988
Trinidad and Tobago 0.1%
Petroleum Co. of Trinidad & Tobago Ltd.(a)
08/14/2019	9.750%		4,000,000	3,801,192
Turkey 0.3%
Turkey Government International Bond
03/25/2027	6.000%		14,984,000	12,355,911
Foreign Government Obligations(i),(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Ukraine 0.3%
Ukraine Government International Bond(a)
09/01/2024	7.750%		1,200,000	1,152,161
09/25/2032	7.375%		11,900,000	10,071,755
Ukraine Railways Via Shortline PLC(a)
09/15/2021	9.875%		3,000,000	3,010,923
Total				14,234,839
Total Foreign Government Obligations (Cost $489,827,122)				456,743,477

Inflation-Indexed Bonds(i) 0.2%

Brazil 0.0%
Brazil Notas do Tesouro Nacional
08/15/2030	6.000%	BRL	3,134,550	790,125
Mexico 0.2%
Mexican Udibonos
11/15/2040	4.000%	MXN	109,285,092	5,933,236
Total Inflation-Indexed Bonds (Cost $8,642,198)				6,723,361

Residential Mortgage-Backed Securities - Agency 10.0%

Federal Home Loan Mortgage Corp.
01/01/2020	10.500%		208	208
Federal Home Loan Mortgage Corp.(l)
CMO Series 304 Class C69
12/15/2042	4.000%		9,628,794	2,021,193
CMO Series 4098 Class AI
05/15/2039	3.500%		7,664,263	764,290
CMO Series 4120 Class AI
11/15/2039	3.500%		6,996,517	764,934
CMO Series 4121 Class IA
01/15/2041	3.500%		7,307,025	911,316
CMO Series 4147 Class CI
01/15/2041	3.500%		16,265,357	2,329,604
CMO Series 4213 Class DI
06/15/2038	3.500%		11,838,975	1,086,721
Federal Home Loan Mortgage Corp.(b),(l)
CMO Series 318 Class S1
1-month USD LIBOR + 5.950% 11/15/2043	3.887%		8,431,647	1,491,892
CMO Series 326 Class S2
1-month USD LIBOR + 5.950% 03/15/2044	3.887%		27,227,970	4,023,923
CMO Series 4174 Class SB
1-month USD LIBOR + 6.200% 05/15/2039	4.137%		9,577,858	958,063

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Strategic Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO STRIPS Series 326 Class S1
1-month USD LIBOR + 6.000% 03/15/2044	3.937%	2,959,562	447,063
Federal Home Loan Mortgage Corp.(g),(l)
CMO Series 4515 Class SA
08/15/2038	1.282%	15,874,138	708,049
CMO Series 4620 Class AS
11/15/2042	1.241%	32,608,992	1,389,052
Federal National Mortgage Association(m)
09/18/2033	3.000%	19,000,000	18,889,044
09/13/2048	3.500%	133,000,000	132,270,056
09/13/2048	5.000%	120,000,000	126,892,092
Federal National Mortgage Association
05/01/2041	4.000%	3,394,664	3,454,043
Federal National Mortgage Association(g),(l)
CMO Series 2006-5 Class N1
08/25/2034	0.000%	9,590,982	1
Federal National Mortgage Association(l)
CMO Series 2012-118 Class BI
12/25/2039	3.500%	11,011,315	1,574,654
CMO Series 2012-121 Class GI
08/25/2039	3.500%	7,678,261	999,839
CMO Series 2012-129 Class IC
01/25/2041	3.500%	7,868,833	1,250,028
CMO Series 2012-131 Class MI
01/25/2040	3.500%	11,377,517	1,691,566
CMO Series 2012-133 Class EI
07/25/2031	3.500%	4,211,351	466,622
CMO Series 2012-139 Class IL
04/25/2040	3.500%	5,842,473	816,039
CMO Series 2012-96 Class CI
04/25/2039	3.500%	7,329,522	713,355
CMO Series 2013-1 Class AI
02/25/2043	3.500%	5,037,800	1,057,596
CMO Series 2013-6 Class MI
02/25/2040	3.500%	7,573,878	1,049,177
Federal National Mortgage Association(b),(l)
CMO Series 2013-101 Class CS
1-month USD LIBOR + 5.900% 10/25/2043	3.835%	17,520,201	3,015,624
CMO Series 2014-93 Class ES
1-month USD LIBOR + 6.150% 01/25/2045	4.085%	28,421,791	4,608,701
CMO Series 2016-31 Class H5
1-month USD LIBOR + 6.000% 06/25/2046	3.935%	24,968,178	4,130,136
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2016-31 Class VS
1-month USD LIBOR + 6.000% 06/25/2046	3.935%	21,070,424	3,684,320
CMO Series 2016-42 Class SB
1-month USD LIBOR + 6.000% 07/25/2046	3.935%	57,648,174	10,174,165
CMO Series 2017-47 Class SE
1-month USD LIBOR + 6.100% 06/25/2047	4.035%	19,182,856	3,412,237
Government National Mortgage Association(m)
09/20/2048	3.000%	32,000,000	31,302,499
09/20/2048	4.500%	30,000,000	31,180,875
Government National Mortgage Association(l)
CMO Series 2014-190 Class AI
12/20/2038	3.500%	17,864,580	2,170,012
Government National Mortgage Association(b),(l)
CMO Series 2015-144 Class SA
1-month USD LIBOR + 6.200% 10/20/2045	4.123%	11,594,590	2,205,943
CMO Series 2016-108 Class SN
1-month USD LIBOR + 6.080% 08/20/2046	4.003%	16,982,100	3,265,464
CMO Series 2016-146 Class NS
1-month USD LIBOR + 6.100% 10/20/2046	4.023%	8,597,579	1,594,547
CMO Series 2016-20 Class SQ
1-month USD LIBOR + 6.100% 02/20/2046	4.023%	28,381,816	4,290,519
CMO Series 2016-91 Class NS
1-month USD LIBOR + 6.080% 07/20/2046	4.003%	37,115,566	7,234,202
CMO Series 2017-129 Class SA
1-month USD LIBOR + 6.200% 08/20/2047	4.123%	25,594,960	4,350,918
CMO Series 2017-130 Class SG
1-month USD LIBOR + 6.200% 08/20/2047	4.123%	20,645,175	3,108,916
CMO Series 2017-133 Class SM
1-month USD LIBOR + 6.250% 09/20/2047	4.173%	30,770,128	4,609,159
CMO Series 2018-67 Class SP
1-month USD LIBOR + 6.200% 05/20/2048	4.123%	23,405,041	4,233,628
Total Residential Mortgage-Backed Securities - Agency (Cost $453,922,767)			436,592,285

Residential Mortgage-Backed Securities - Non-Agency 16.1%

Ajax Mortgage Loan Trust(a)
CMO Series 2016-C Class A
10/25/2057	4.000%	8,797,178	8,810,975

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2018	23

Portfolio of Investments  (continued)
August 31, 2018
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Angel Oak Mortgage Trust I LLC(a)
CMO Series 2016-1 Class A1
07/25/2046	3.500%	4,898,303	4,866,105
CMO Series 2016-1 Class A2
07/25/2046	5.000%	1,055,989	1,045,259
Angel Oak Mortgage Trust I LLC(a),(g)
CMO Series 2018-2 Class A3
07/27/2048	3.878%	1,839,973	1,839,685
Angel Oak Mortgage Trust LLC(a),(g)
CMO Series 2017-3 Class M1
11/25/2047	3.900%	7,444,000	7,417,842
Arroyo Mortgage Trust(a)
CMO Series 2018-1 Class A3
04/25/2048	4.218%	20,477,944	20,485,115
Banc of America Funding Trust(a),(c),(g)
CMO Series 2016-R1 Class M2
03/25/2040	3.500%	12,763,517	12,307,859
Bayview Opportunity Master Fund IIIa Trust(a)
CMO Series 2017-RN7 Class A1
09/28/2032	3.105%	776,230	776,291
Bayview Opportunity Master Fund IV Trust(a)
CMO Series 2018-RN2 Class A1
02/25/2033	3.598%	10,954,538	10,962,011
Bayview Opportunity Master Fund IVa Trust(a)
CMO Series 2018-RN1 Class A1
01/28/2033	3.278%	2,178,098	2,175,268
CMO Series 2018-RN3 Class A1
03/28/2033	3.672%	2,623,503	2,626,255
CMO Series 2018-RN6 Class A1
07/25/2033	4.090%	16,298,659	16,301,922
Bayview Opportunity Master Fund IVb Trust(a)
CMO Series 2017-NPL2 Class A1
10/28/2032	2.981%	14,636,997	14,635,313
Bayview Opportunity Master Fund Trust IIb(a)
CMO Series 2018-RN5 Class A1
04/28/2033	3.820%	5,147,148	5,136,006
BCAP LLC Trust(a)
CMO Series 2013-RR1 Class 10A1
10/26/2036	3.000%	99,008	98,869
BCAP LLC Trust(a),(g)
CMO Series 2013-RR5 Class 4A1
09/26/2036	3.000%	1,597,633	1,560,106
Bellemeade Re Ltd.(a),(b)
CMO Series 2018-2A Class M1C
1-month USD LIBOR + 1.600% 08/25/2028	3.672%	10,400,000	10,467,329
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CHL GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 1.000% 05/25/2023	4.815%	13,500,000	13,607,395
CIM Trust(a)
CMO Series 2017-6 Class A1
06/25/2057	3.015%	31,888,576	30,733,049
CMO Series 2017-8 Class A1
12/25/2065	3.000%	12,502,661	12,321,834
Citigroup Mortgage Loan Trust(a)
Subordinated, CMO Series 2014-C Class B1
02/25/2054	4.250%	5,250,000	5,189,149
Citigroup Mortgage Loan Trust, Inc.(a),(g)
CMO Series 2009-4 Class 9A2
03/25/2036	4.239%	1,574,680	1,491,128
CMO Series 2010-6 Class 2A2
09/25/2035	4.097%	1,143,314	1,170,540
CMO Series 2013-11 Class 3A3
09/25/2034	4.254%	4,126,380	4,131,015
CMO Series 2013-2 Class 1A1
11/25/2037	3.984%	63,407	63,315
COLT LLC(a),(b)
CMO Series 15-1 Class A1V
1-month USD LIBOR + 3.000% 12/26/2045	5.065%	234,679	234,812
COLT LLC(a),(b),(c)
CMO Series 15-1 Class A2
1-month USD LIBOR + 3.750% 12/26/2045	3.945%	77,040	77,040
COLT Mortgage Loan Trust(a)
CMO Series 2016-1 Class A2
05/25/2046	3.500%	3,689,243	3,685,159
COLT Mortgage Loan Trust(a),(g)
CMO Series 2016-2 Class A2
09/25/2046	3.250%	2,049,598	2,046,925
CMO Series 2017-2 Class M1
10/25/2047	3.510%	5,000,000	4,851,457
Credit Suisse Mortgage Capital Certificates(a),(g)
CMO Series 2008-4R Class 3A4
01/26/2038	3.910%	2,103,814	2,078,693
CMO Series 2011-5R Class 3A1
09/27/2047	3.584%	496,855	491,974
Credit Suisse Mortgage Capital Certificates(a)
CMO Series 2010-9R Class 10A5
04/27/2037	4.000%	631,367	629,680
CMO Series 2010-9R Class 1A5
08/27/2037	4.000%	6,417,008	6,464,571
CMO Series 2014-2R Class 18A1
01/27/2037	3.000%	3,056,999	3,029,158

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Strategic Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2014-2R Class 19A1
05/27/2036	3.000%	1,869,173	1,853,252
Credit Suisse Mortgage Trust(a)
CMO Series 2018-RPL2 Class A1
08/25/2062	4.030%	5,325,290	5,319,366
CTS Corp.(a),(c)
CMO Series 2015-6R Class 3A2
02/27/2036	3.750%	6,039,346	6,058,225
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
CMO Series 2003-1 Class 1A7
04/25/2033	5.500%	629,258	617,274
GCAT LLC(a)
CMO Series 2017-2 Class A1
04/25/2047	3.500%	6,487,997	6,491,127
CMO Series 2018-1 Class A1
06/25/2048	3.844%	13,054,385	13,036,420
CMO Series 2018-2 Class A1
06/26/2023	4.090%	23,911,013	23,911,009
Grand Avenue Mortgage Loan Trust(a)
CMO Series 2017-RPL1 Class A1
08/25/2064	3.250%	19,301,244	18,968,334
Homeward Opportunities Fund I Trust(a)
CMO Series 2018-1 Class M1
06/25/2048	4.548%	8,700,000	8,700,000
Legacy Mortgage Asset Trust(a)
CMO Series 2017-GS1 Class A1
01/25/2057	3.500%	19,918,068	19,711,472
Mill City Mortgage Trust(a),(g)
CMO Series 2015-1 Class M1
06/25/2056	3.739%	5,000,000	5,078,129
CMO Series 2015-2 Class M2
09/25/2057	3.786%	10,000,000	10,120,744
New Residential Mortgage LLC(a)
CMO Series 2018-FNT1 Class F
05/25/2023	5.570%	27,539,443	27,523,588
CMO Series 2018-FNT2 Class F
07/25/2054	5.950%	11,541,225	11,577,285
Subordinated, CMO Series 2018-FNT1 Class D
05/25/2023	4.690%	11,474,768	11,465,371
NRZ Excess Spread-Collateralized Notes(a)
Series 2018-PLS1 Class A
01/25/2023	3.193%	1,706,904	1,701,640
Series 2018-PLS1 Class C
01/25/2023	3.981%	8,087,574	8,022,393
Series 2018-PLS1 Class D
01/25/2023	4.374%	16,175,149	16,047,994
Subordinated, CMO Series 2018-PLS2 Class C
02/25/2023	4.102%	10,906,805	10,856,995
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated, CMO Series 2018-PLS2 Class D
02/25/2023	4.593%	14,833,254	14,765,714
Oak Hill Advisors Residential Loan Trust(a)
CMO Series 2017-NPL1 Class A1
06/25/2057	3.000%	7,849,532	7,838,125
CMO Series 2017-NPL2 Class A1
07/25/2057	3.000%	34,657,453	34,156,656
Oaktown Re Ltd.(a),(b)
CMO Series 2017-1A Class M1
1-month USD LIBOR + 2.250% 04/25/2027	4.315%	8,809,996	8,849,714
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% 02/25/2023	4.915%	35,000,000	35,292,575
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	4.713%	25,000,000	25,111,865
Preston Ridge Partners Mortgage LLC(a)
CMO Series 2017-2A Class A1
09/25/2022	3.470%	21,464,451	21,464,373
Preston Ridge Partners Mortgage LLC(a),(g)
CMO Series 2017-3A Class A1
11/25/2022	3.470%	21,361,079	21,258,347
Pretium Mortgage Credit Partners I(a)
CMO Series 2017-NPL2 Class A1
03/28/2057	3.250%	20,507,784	20,419,036
Pretium Mortgage Credit Partners I LLC(a)
CMO Series 2017-NPL4 Class A1
08/27/2032	3.250%	18,263,786	18,108,217
CMO Series 2018-NPL1 Class A1
01/27/2033	3.375%	21,620,275	21,425,678
RBSSP Resecuritization Trust(a),(g)
CMO Series 2010-1 Class 3A2
08/26/2035	3.545%	8,132,599	8,290,201
RCO Mortgage LLC(a),(g)
CMO Series 2017-1 Class A1
08/25/2022	3.375%	9,460,226	9,406,231
RCO V Mortgage LLC(a)
CMO Series 2018-1 Class A1
05/25/2023	4.000%	11,116,733	11,124,969
SGR Residential Mortgage Trust(a)
CMO Series 2016-1 Class A1
11/25/2046	3.750%	2,518,279	2,512,269
Vericrest Opportunity Loan Transferee LXII LLC(a)
CMO Series 2017-NPL9 Class A1
09/25/2047	3.125%	7,121,903	7,046,213

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2018	25

Portfolio of Investments  (continued)
August 31, 2018
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Verus Securitization Trust(a)
CMO Series 2018-1 Class A3
02/25/2048	3.205%	12,511,182	12,507,459
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $701,127,182)			700,447,364

Senior Loans 5.2%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.1%
Doncasters US Finance LLC(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 04/09/2020	5.834%	955,117	879,310
Engility Corp.(b),(n)
Tranche B2 Term Loan
3-month USD LIBOR + 2.750% 08/14/2023	4.826%	927,890	930,015
Transdigm, Inc.(b),(n)
Tranche E Term Loan
3-month USD LIBOR + 2.500% 05/30/2025	4.576%	600,984	599,385
Tranche F Term Loan
3-month USD LIBOR + 2.500% 06/09/2023	4.576%	977,547	975,259
Wesco Aircraft Hardware Corp.(b),(c),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 02/28/2021	4.580%	1,000,000	992,500
Total			4,376,469
Airlines 0.0%
American Airlines, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 2.000% 10/10/2021	4.063%	979,798	979,190
United AirLines, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 1.750% 04/01/2024	3.826%	1,000,000	997,920
Total			1,977,110
Automotive 0.1%
Dayco Products LLC/Mark IV Industries, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 4.250% 05/19/2023	6.563%	759,092	758,621
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
DexKo Global Inc.(b),(n)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.500% 07/24/2024	5.576%	995,006	996,250
Horizon Global Corp.(b),(c),(n)
Term Loan
3-month USD LIBOR + 6.000% 06/30/2021	8.076%	160,969	156,140
Navistar, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 11/06/2024	5.580%	694,000	695,444
Total			2,606,455
Brokerage/Asset Managers/Exchanges 0.1%
AlixPartners LLP(b),(n)
Term Loan
3-month USD LIBOR + 2.750% 04/04/2024	4.826%	698,232	700,125
Aretec Group, Inc.(b),(n)
2nd Lien Term Loan PIK
3-month USD LIBOR + 4.500% 05/23/2021	0.000%	291,811	292,540
Tranche B1 Term Loan
3-month USD LIBOR + 4.250% 11/23/2020	6.326%	593,727	594,469
Greenhill & Co., Inc.(b),(n)
Term Loan
3-month USD LIBOR + 3.750% 10/12/2022	5.840%	1,413,750	1,424,353
Total			3,011,487
Building Materials 0.1%
Covia Holdings Corp.(b),(n)
Term Loan
3-month USD LIBOR + 3.750% 06/01/2025	6.050%	500,000	493,540
Pisces Midco, Inc./PlyGem Industries, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 3.750% 04/12/2025	6.087%	600,000	601,752
QUIKRETE Holdings, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 2.750% 11/15/2023	4.826%	755,651	754,707
SRS Distribution, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 3.250% 05/23/2025	5.441%	1,000,000	976,430

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Strategic Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
US Silica Co.(b),(n)
Term Loan
3-month USD LIBOR + 4.000% 05/01/2025	6.125%	947,625	945,521
Total			3,771,950
Cable and Satellite 0.1%
Charter Communications Operating, LLC/Safari LLC(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 04/30/2025	4.080%	694,000	694,000
Cogeco Communications (U.S.A.) II LP(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.375% 01/03/2025	4.451%	673,313	671,724
CSC Holdings LLC(b),(n)
Term Loan
3-month USD LIBOR + 2.500% 01/25/2026	4.564%	523,688	523,818
Encompass Digital Media, Inc.(b),(n)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 4.500% 06/06/2021	6.840%	1,176,928	1,156,332
Telesat Canada(b),(n)
Tranche B4 Term Loan
3-month USD LIBOR + 2.500% 11/17/2023	4.840%	964,455	965,063
Virgin Media Bristol LLC(b),(n)
Tranche K Term Loan
3-month USD LIBOR + 2.500% 01/15/2026	4.563%	1,175,000	1,174,201
Total			5,185,138
Chemicals 0.4%
Alpha 3 BV/Atotech U.S.A., Inc.(b),(n)
Tranche B1 Term Loan
3-month USD LIBOR + 3.000% 01/31/2024	5.334%	647,103	648,721
Aruba Investments, Inc./ANGUS Chemical Co.(b),(n)
Tranche B1 Term Loan
3-month USD LIBOR + 3.250% 02/02/2022	5.326%	982,279	983,506
Axalta Coating Systems Dutch Holding BBV/U.S. Holdings, Inc.(b),(n)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% 06/01/2024	4.084%	681,972	682,143
Chemours Co. (The)(b),(n)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 04/03/2025	3.830%	761,364	759,141
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
ColourOz Investment 1 GmbH(b),(n)
Tranche C 1st Lien Term Loan
3-month USD LIBOR + 3.000% 09/07/2021	5.341%	164,171	154,814
ColourOz Investment 2 LLC(b),(n)
Tranche B2 1st Lien Term Loan
3-month USD LIBOR + 3.000% 09/07/2021	5.341%	993,102	936,495
HII Holding Corp/Houghton International(b),(c),(n)
2nd Lien Term Loan
3-month USD LIBOR + 8.250% 12/21/2020	10.576%	1,350,000	1,355,062
Ineos US Finance LLC(b),(n)
Term Loan
3-month USD LIBOR + 2.000% 04/01/2024	4.169%	768,625	767,341
Invictus U.S. Newco LLC/SK Invictus Intermediate II SARL(b),(n)
2nd Lien Term Loan
3-month USD LIBOR + 6.750% 03/30/2026	8.826%	425,000	424,469
Kraton Polymers LLC(b),(n)
Term Loan
3-month USD LIBOR + 2.500% 03/08/2025	4.576%	594,953	596,934
MacDermid, Inc./Platform Specialty Products Corp.(b),(n)
Tranche B6 Term Loan
3-month USD LIBOR + 3.000% 06/07/2023	5.076%	853,986	856,275
Nexeo Solutions, LLC(b),(n)
Tranche B1 Term Loan
3-month USD LIBOR + 3.250% 06/09/2023	5.580%	896,658	900,863
OCI Partners LP(b),(n)
Term Loan
3-month USD LIBOR + 4.000% 03/13/2025	6.334%	997,500	1,010,817
Polar US Borrower LLC(b),(n),(o)
Term Loan
3-month USD LIBOR + 4.750% 10/01/2025	7.089%	700,000	686,000
PolyOne Corp.(b),(n)
Tranche B4 Term Loan
3-month USD LIBOR + 1.750% 11/11/2022	3.817%	631,142	630,877
PQ Corp.(b),(n)
Tranche B1 Term Loan
3-month USD LIBOR + 2.500% 02/08/2025	4.576%	701,139	701,517

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2018	27

Portfolio of Investments  (continued)
August 31, 2018
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Ravago Holdings America, Inc.(b),(c),(n)
Term Loan
3-month USD LIBOR + 2.750% 07/13/2023	4.830%	290,956	291,683
Solenis Holdings LLC(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 12/26/2023	6.311%	725,000	728,161
Trinseo Materials Operating SCA(b),(n)
Term Loan
3-month USD LIBOR + 2.000% 09/06/2024	4.076%	542,125	541,854
Tronox Finance LLC(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.000% 09/23/2024	5.076%	468,576	470,000
3-month USD LIBOR + 3.000% 09/23/2024	5.076%	203,049	203,667
Univar U.S.A., Inc.(b),(n)
Tranche B3 Term Loan
3-month USD LIBOR + 2.250% 07/01/2024	4.326%	607,872	609,106
Vantage Specialties, Inc.(b),(n)
2nd Lien Term Loan
3-month USD LIBOR + 8.250% 10/27/2025	10.592%	600,000	601,500
Total			15,540,946
Construction Machinery 0.1%
Clarke Equipment Co./Doosan Bobcat Inc.(b),(n)
Term Loan
3-month USD LIBOR + 2.000% 05/18/2024	4.334%	781,823	780,971
Douglas Dynamics LLC(b),(n)
Term Loan
3-month USD LIBOR + 3.000% 12/31/2021	5.080%	265,637	265,305
DXP Enterprises, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 4.750% 08/29/2023	6.826%	794,000	797,970
North American Lifting Holdings, Inc./TNT Crane & Rigging, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 4.500% 11/27/2020	6.834%	918,058	887,459
Vertiv Group Corp.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 4.000% 11/30/2023	6.313%	927,155	925,996
Total			3,657,701
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.1%
Cushman & Wakefield(b),(n),(o)
Term Loan
3-month USD LIBOR + 3.250% 06/27/2019	0.000%	625,000	622,656
Staples, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 4.000% 09/12/2024	6.343%	765,438	762,843
Uber Technologies, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 3.500% 07/13/2023	5.567%	1,266,587	1,271,020
USS Ultimate Holdings, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 08/25/2024	5.826%	450,000	451,688
Total			3,108,207
Consumer Products 0.1%
Serta Simmons Bedding LLC(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 11/08/2023	5.579%	1,674,500	1,433,087
2nd Lien Term Loan
3-month USD LIBOR + 8.000% 11/08/2024	10.071%	2,868,477	1,979,249
SIWF Holdings, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 4.250% 06/15/2025	6.314%	550,000	550,688
Steinway Musical Instruments, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 02/14/2025	5.814%	1,496,250	1,496,250
Weight Watchers International, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 4.750% 11/29/2024	7.048%	596,875	603,220
Total			6,062,494
Diversified Manufacturing 0.2%
Accudyne Industries Borrower SCA/LLC(b),(n)
Term Loan
3-month USD LIBOR + 3.000% 08/18/2024	5.076%	924,697	927,009
Allnex & Cy SCA(b),(c),(n)
Tranche B2 Term Loan
3-month USD LIBOR + 3.250% 09/13/2023	5.567%	539,989	542,689

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Strategic Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Allnex & Cy SCA(b),(n)
Tranche B3 Term Loan
3-month USD LIBOR + 3.250% 09/13/2023	5.567%	406,849	408,883
Apergy Corp.(b),(n)
Term Loan
3-month USD LIBOR + 2.500% 05/09/2025	4.625%	575,000	576,438
Apex Tool Group LLC(b),(n)
Term Loan
3-month USD LIBOR + 3.750% 02/01/2022	5.826%	786,137	787,403
Bright Bidco BV/Lumileds LLC(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 06/30/2024	5.751%	1,212,773	1,200,900
Brookfield WEC Holdings, Inc./Westinghouse Electric Co. LLC(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 08/01/2025	5.826%	225,000	226,181
2nd Lien Term Loan
3-month USD LIBOR + 6.750% 08/03/2026	8.826%	1,000,000	1,013,750
EWT Holdings III Corp(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.000% 12/20/2024	5.076%	942,466	943,060
Gardner Denver, Inc.(b),(n)
Tranche B1 Term Loan
3-month USD LIBOR + 2.750% 07/30/2024	4.826%	657,272	659,040
Gates Global LLC(b),(n)
Tranche B2 Term Loan
3-month USD LIBOR + 2.750% 04/01/2024	5.084%	725,604	728,891
LTI Holdings, Inc./Boyd Corp.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 4.750% 05/16/2024	6.826%	519,750	518,778
Zekelman Industries, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 2.250% 06/14/2021	4.582%	980,075	979,467
Total			9,512,489
Electric 0.2%
AES Corp. (The)(b),(n)
Term Loan
3-month USD LIBOR + 1.750% 05/31/2022	4.067%	617,203	616,432
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Astoria Energy LLC(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 4.000% 12/24/2021	6.080%	746,866	751,070
Calpine Corp.(b),(n)
Term Loan
3-month USD LIBOR + 2.500% 01/15/2024	4.840%	1,036,959	1,037,861
Eastern Power LLC/Covert Midco LLC/TPF II LC LLC(b),(n),(o)
Term Loan
3-month USD LIBOR + 3.750% 10/02/2023	5.826%	974,736	973,244
Frontera Generation Holdings LLC(b),(n)
Term Loan
3-month USD LIBOR + 4.250% 05/02/2025	6.331%	825,000	827,062
MRP Generation Holdings, LLC(b),(c),(n)
Term Loan
3-month USD LIBOR + 7.000% 10/18/2022	9.334%	992,271	967,464
Nautilus Power, LLC(b),(n),(o)
Term Loan
3-month USD LIBOR + 4.250% 05/16/2024	6.326%	1,248,464	1,250,812
Vistra Operations Co. LLC(b),(n)
Term Loan
3-month USD LIBOR + 2.000% 08/04/2023	4.076%	380,984	380,230
3-month USD LIBOR + 2.250% 12/14/2023	4.326%	1,280,500	1,280,065
WG Partners Acquisition LLC(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 11/15/2023	5.834%	654,168	654,168
Total			8,738,408
Environmental 0.2%
Advanced Disposal Services, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 2.250% 11/10/2023	4.207%	1,065,363	1,066,961
EnergySolutions LLC/Envirocare of Utah LLC(b),(n)
Term Loan
3-month USD LIBOR + 3.750% 05/09/2025	6.084%	1,300,000	1,308,125
NRC US Holding Co., LLC(b),(n)
Term Loan
3-month USD LIBOR + 5.250% 06/11/2024	7.326%	1,000,000	995,000

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2018	29

Portfolio of Investments  (continued)
August 31, 2018
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
STI Infrastructure SARL(b),(n)
Term Loan
3-month USD LIBOR + 5.500% 08/22/2020	7.834%	3,032,719	2,623,302
Wrangler Buyer Corp./Waste Industries USA, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 2.750% 09/27/2024	4.826%	744,747	748,099
Total			6,741,487
Finance Companies 0.0%
Avolon Borrower 1 LLC(b),(n)
Tranche B3 Term Loan
3-month USD LIBOR + 2.000% 01/15/2025	4.077%	1,500,000	1,497,990
FinCo I LLC/Fortress Investment Group(b),(n)
Term Loan
3-month USD LIBOR + 2.000% 12/27/2022		771,800	774,054
Total			2,272,044
Food and Beverage 0.1%
Dole Food Co., Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 04/06/2024	4.829%	633,750	632,343
H-Food Holdings LLC/Hearthside Food Solutions LLC(b),(n)
Term Loan
3-month USD LIBOR + 3.000% 05/23/2025	5.065%	500,000	495,665
Hostess Brands LLC(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 08/03/2022	4.326%	392,052	390,582
JBS U.S.A. Lux SA(b),(n)
Term Loan
3-month USD LIBOR + 2.500% 10/30/2022	4.835%	882,500	881,644
US Foods, Inc./US Foodservice, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 2.000% 06/27/2023	4.076%	711,303	710,002
WEI Sales LLC/Wells Enterprises, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 2.750% 03/31/2025	4.826%	673,313	676,679
Total			3,786,915
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Foreign Agencies 0.0%
Oxea Holding Vier GmbH(b),(n)
Tranche B2 Term Loan
3-month USD LIBOR + 3.500% 10/14/2024	5.625%	612,813	615,497
Gaming 0.3%
Affinity Gaming(b),(n)
2nd Lien Term Loan
3-month USD LIBOR + 8.250% 01/31/2025	10.326%	1,525,000	1,499,837
Aristocrat Leisure Ltd.(b),(n)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% 10/19/2024	4.098%	709,956	707,919
Caesars Resort Collection LLC(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 12/23/2024	4.826%	569,625	571,226
CBAC Borrower LLC(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 4.000% 07/08/2024	6.076%	1,066,938	1,068,538
CCM Merger, Inc./MotorCity Casino Hotel(b),(n)
Term Loan
3-month USD LIBOR + 2.750% 08/06/2021	4.826%	244,166	245,082
CityCenter Holdings LLC(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 04/18/2024	4.326%	715,742	715,406
Gateway Casinos & Entertainment Ltd.(b),(n)
Term Loan
3-month USD LIBOR + 3.000% 12/01/2023	5.473%	550,000	552,233
Golden Nugget, Inc./Landry’s, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 10/04/2023	4.822%	660,068	661,718
Las Vegas Sands LLC(b),(n)
Term Loan
3-month USD LIBOR + 1.750% 03/27/2025	3.826%	974,961	972,894
Mohegan Tribal Gaming Authority(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 4.000% 10/13/2023	6.076%	1,007,704	928,983
Penn National Gaming, Inc.(b),(n),(o)
Term Loan
3-month USD LIBOR + 2.250% 08/14/2025		775,000	775,969

The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Strategic Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Penn National Gaming, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 01/19/2024	4.576%	293,750	294,117
Scientific Games International, Inc.(b),(n)
Tranche B5 Term Loan
3-month USD LIBOR + 2.750% 08/14/2024	4.826%	1,611,891	1,606,991
Seminole Tribe of Florida(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 1.750% 07/08/2024	3.826%	570,688	572,559
Stars Group Holdings BV(b),(n)
Term Loan
3-month USD LIBOR + 3.500% 07/10/2025	5.831%	1,200,000	1,208,916
Yonkers Racing Corp.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 05/31/2024	5.330%	1,169,880	1,172,804
Total			13,555,192
Health Care 0.3%
Air Methods Corp.(b),(n)
Term Loan
3-month USD LIBOR + 3.500% 04/22/2024	5.834%	663,822	606,288
Avantor, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 4.000% 11/21/2024	6.076%	621,875	628,759
Change Healthcare Holdings, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 2.750% 03/01/2024	4.826%	1,246,313	1,246,662
CHS/Community Health Systems, Inc.(b),(n)
Tranche H Term Loan
3-month USD LIBOR + 3.250% 01/27/2021	0.000%	340,461	335,317
Diplomat Pharmacy, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 4.500% 12/20/2024	6.580%	810,000	810,000
Envision Healthcare Corp.(b),(n)
Term Loan
3-month USD LIBOR + 3.000% 12/01/2023	5.080%	846,902	845,844
Gentiva Health Services, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 07/02/2025	6.125%	781,900	786,787
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
HC Group Holdings III, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 04/07/2022	5.826%	982,278	985,962
HCA, Inc.(b),(n)
Tranche B10 Term Loan
3-month USD LIBOR + 2.000% 03/13/2025	4.076%	746,875	750,609
Iqvia, Inc./Quintiles IMS(b),(n)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% 06/11/2025	4.084%	500,000	499,065
MPH Acquisition Holdings LLC(b),(n)
Term Loan
3-month USD LIBOR + 2.750% 06/07/2023	5.084%	378,674	378,307
National Mentor Holdings, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 3.000% 01/31/2021	5.334%	972,081	974,755
Onex Carestream Finance LP(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 06/07/2019	6.076%	818,130	816,256
Ortho-Clinical Diagnostics, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 3.250% 06/30/2025	5.316%	1,106,305	1,105,708
Owens & Minor, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 4.500% 05/02/2025	6.673%	1,025,000	995,531
PharMerica Corp.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 12/06/2024	5.567%	473,813	476,480
Select Medical Corp.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 03/01/2021	4.821%	335,427	336,963
Sterigenics-Nordion Holdings, LLC(b),(n)
Term Loan
3-month USD LIBOR + 3.000% 05/15/2022	5.334%	1,102,802	1,103,904
Team Health Holdings, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 2.750% 02/06/2024	4.826%	493,750	471,122
Total			14,154,319

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2018	31

Portfolio of Investments  (continued)
August 31, 2018
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Independent Energy 0.0%
Chesapeake Energy Corp.(b),(n)
Tranche A Term Loan
3-month USD LIBOR + 7.500% 08/23/2021	9.576%	2,040,142	2,127,215
Leisure 0.2%
24 Hour Fitness Worldwide, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 3.500% 05/30/2025	5.576%	950,000	957,125
ClubCorp Holdings, Inc.(b),(n)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 2.750% 09/18/2024	5.084%	865,792	855,619
Crown Finance US, Inc./Cineworld Group PLC(b),(n)
Term Loan
3-month USD LIBOR + 2.500% 02/28/2025	4.576%	1,197,000	1,192,810
Formula One Management Ltd.(b),(n)
Tranche B3 Term Loan
3-month USD LIBOR + 2.500% 02/01/2024	4.576%	1,098,574	1,089,786
Life Time Fitness, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 2.750% 06/10/2022	5.062%	611,331	610,952
Metro-Goldwyn-Mayer, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 2.500% 07/03/2025	4.580%	725,000	725,000
2nd Lien Term Loan
3-month USD LIBOR + 4.500% 07/03/2026	6.580%	550,000	550,000
NAI Entertainment Holdings LLC(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 05/08/2025	4.580%	625,000	624,219
UFC Holdings LLC(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 08/18/2023	5.330%	581,981	584,059
William Morris Endeavor Entertainment, LLC/IMG Worldwide Holdings, LLC(b),(n)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 2.750% 05/18/2025	4.830%	735,072	730,940
Total			7,920,510
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Lodging 0.0%
Hilton Worldwide Finance LLC(b),(n)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 10/25/2023	3.815%	973,074	975,915
Marriott Ownership(b),(n),(o)
Term Loan
3-month USD LIBOR + 2.250% 08/29/2025	0.000%	450,000	450,563
RHP Hotel Properties LP(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 05/11/2024	4.340%	592,500	591,463
Total			2,017,941
Media and Entertainment 0.3%
A-L Parent LLC/Learfield Communications(b),(c),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 12/01/2023	5.330%	1,192,062	1,201,002
Cengage Learning, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 4.250% 06/07/2023	6.327%	413,801	382,973
Cumulus Media New Holdings, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 4.500% 05/13/2022	6.580%	718,126	705,379
Emerald Expositions Holding, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 2.750% 05/22/2024	4.826%	692,086	694,682
Entravision Communications Corp.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 11/29/2024	4.826%	666,188	657,307
Getty Images, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 3.500% 10/18/2019	5.576%	890,000	866,531
Hubbard Radio LLC(b),(n)
Term Loan
3-month USD LIBOR + 3.000% 03/28/2025	5.080%	736,678	736,678
iHeartCommunications, Inc.(n),(p)
Tranche D Term Loan
01/30/2019		1,128,407	839,727
Ion Media Networks, Inc.(b),(n)
Tranche B3 Term Loan
3-month USD LIBOR + 2.750% 12/18/2020	4.830%	310,709	311,874

The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Strategic Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Lions Gate Capital Holdings LLC(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 03/24/2025	4.315%	798,000	797,002
Meredith Corp.(b),(n)
Term Loan
3-month USD LIBOR + 3.000% 01/31/2025	5.076%	847,750	849,632
Mission Broadcasting, Inc.(b),(n)
Tranche B2 Term Loan
3-month USD LIBOR + 2.500% 01/17/2024	4.582%	54,138	54,318
Nexstar Broadcasting, Inc.(b),(n)
Tranche B2 Term Loan
3-month USD LIBOR + 2.500% 01/17/2024	4.582%	397,829	399,153
Nielsen Finance LLC/VNU, Inc.(b),(n)
Tranche B4 Term Loan
3-month USD LIBOR + 2.000% 10/04/2023	4.071%	712,358	708,105
Radio One, Inc.(b),(c),(n)
Term Loan
3-month USD LIBOR + 4.000% 04/18/2023	6.080%	1,431,875	1,353,122
Tribune Media Co.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 3.000% 12/27/2020	5.076%	60,422	60,460
Tranche C Term Loan
3-month USD LIBOR + 3.000% 01/26/2024	5.076%	836,734	838,308
UFC Holdings LLC(b),(n)
2nd Lien Term Loan
3-month USD LIBOR + 7.500% 08/18/2024	9.576%	678,000	684,780
Univision Communications, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 2.750% 03/15/2024	4.826%	1,022,085	980,180
Total			13,121,213
Metals and Mining 0.0%
Noranda Aluminum Acquisition Corp.(n),(p)
Tranche B Term Loan
02/28/2019	0.000%	130,400	326
Midstream 0.0%
Energy Transfer Equity LP(b),(n)
Term Loan
3-month USD LIBOR + 2.000% 02/02/2024	4.065%	170,841	170,814
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Southcross Energy Partners LP(b),(n),(o)
Term Loan
3-month USD LIBOR + 4.250% 08/04/2021	6.584%	500,000	437,190
Total			608,004
Oil Field Services 0.1%
Fieldwood Energy LLC(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 5.250% 04/11/2022	7.326%	275,952	277,161
2nd Lien Term Loan
3-month USD LIBOR + 7.250% 04/11/2023	9.326%	372,536	360,737
MRC Global, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 3.000% 09/20/2024	5.076%	1,065,875	1,072,537
Traverse Midstream Partners LLC(b),(n)
Term Loan
3-month USD LIBOR + 4.000% 09/27/2024	6.340%	725,000	727,719
Total			2,438,154
Other Financial Institutions 0.0%
Lifescan Global Corp.(b),(n),(o)
Term Loan
3-month USD LIBOR + 6.000% 06/19/2024	0.000%	1,325,000	1,285,250
VICI Properties 1 LLC(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 12/20/2024	4.067%	811,364	810,755
Total			2,096,005
Other Industry 0.1%
Filtration Group Corp.(b),(n)
Term Loan
3-month USD LIBOR + 3.000% 03/29/2025	5.076%	897,750	900,560
Harland Clarke Holdings Corp.(b),(n)
Term Loan
3-month USD LIBOR + 4.750% 11/03/2023	7.084%	1,282,086	1,205,161
Hillman Group, Inc. (The)(b),(n)
Term Loan
3-month USD LIBOR + 3.500% 05/30/2025	5.834%	675,000	672,259

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2018	33

Portfolio of Investments  (continued)
August 31, 2018
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Interior Logic Group Holdings IV LLC(b),(n)
Term Loan
3-month USD LIBOR + 4.000% 05/30/2025	6.342%	850,000	849,473
Lightstone Holdco LLC(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 3.750% 01/30/2024	0.000%	1,828,599	1,818,322
Tranche C Term Loan
3-month USD LIBOR + 3.750% 01/30/2024	0.000%	98,213	97,661
Titan Acquisition Ltd./Husky IMS International Ltd(b),(n)
Term Loan
3-month USD LIBOR + 3.000% 03/28/2025	5.076%	647,125	612,459
Total			6,155,895
Packaging 0.3%
Anchor Glass Container Corp.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 2.750% 12/07/2023	4.818%	1,329,817	1,173,152
Berry Global, Inc.(b),(n)
Tranche R Term Loan
3-month USD LIBOR + 2.000% 01/19/2024	4.186%	1,215,025	1,214,187
BWAY Holding Co.(b),(n)
Term Loan
3-month USD LIBOR + 3.250% 04/03/2024	5.581%	811,750	808,268
Consolidated Container Co. LLC(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 2.750% 05/22/2024	4.826%	446,631	446,966
Flex Acquisition Co., Inc./Novolex(b),(n)
Term Loan
3-month USD LIBOR + 3.000% 12/29/2023	5.337%	1,252,813	1,247,726
Packaging Coordinators Midco, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 4.000% 06/30/2023	6.340%	441,000	441,551
Plastipak Holdings, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 10/14/2024	4.580%	736,875	735,165
Pregis Holding I Corp.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 05/20/2021	5.834%	1,012,533	1,008,735
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Printpack Holdings, Inc.(b),(c),(n)
Term Loan
3-month USD LIBOR + 3.000% 07/26/2023	5.125%	758,348	756,452
ProAmpac PG Borrower LLC(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 11/20/2023	5.735%	883,354	878,938
2nd Lien Term Loan
3-month USD LIBOR + 8.500% 11/18/2024	10.810%	700,000	701,169
Ranpak Corp.(b),(c),(n)
Tranche B1 Term Loan
3-month USD LIBOR + 3.250% 10/01/2021	5.326%	804,123	804,123
Reynolds Group Holdings, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 2.750% 02/05/2023	4.826%	506,221	507,669
SIG Combibloc Holdings SCA(b),(n)
Term Loan
3-month USD LIBOR + 2.750% 03/11/2022	4.826%	907,645	910,296
Spectrum Holdings III Corp.(b),(c),(n)
2nd Lien Term Loan
3-month USD LIBOR + 7.000% 01/31/2026	9.076%	425,000	423,937
Tricorbraun Holdings, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 11/30/2023	6.084%	402,955	404,566
Delayed Draw 1st Lien Term Loan
3-month USD LIBOR + 3.750% 11/30/2023	6.080%	40,602	40,765
Trident TPI Holdings, Inc.(b),(n)
Tranche B1 Term Loan
3-month USD LIBOR + 3.250% 10/17/2024	5.326%	716,375	713,538
Twist Beauty International Holdings S.A.(b),(n)
Tranche B2 Term Loan
3-month USD LIBOR + 3.000% 04/22/2024	5.445%	597,250	590,531
Total			13,807,734
Paper 0.0%
Caraustar Industries, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 5.500% 03/14/2022	7.834%	864,063	869,463

The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Strategic Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Pharmaceuticals 0.1%
Bausch Health Companies, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 3.000% 06/02/2025	5.081%	657,579	659,657
Endo Finance Co. I SARL(b),(n)
Term Loan
3-month USD LIBOR + 4.250% 04/29/2024	6.375%	717,750	721,339
Grifols Worldwide Operations Ltd.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 01/31/2025	4.207%	734,375	737,217
Jaguar Holding Co. I LLC/Pharmaceutical Product Development LLC(b),(n)
Term Loan
3-month USD LIBOR + 2.500% 08/18/2022	4.576%	1,261,000	1,259,714
Mallinckrodt International Finance SA(b),(n)
Term Loan
3-month USD LIBOR + 3.000% 02/24/2025	5.517%	697,000	695,696
RPI Finance Trust(b),(n)
Tranche B6 Term Loan
3-month USD LIBOR + 2.000% 03/27/2023	4.334%	1,176,078	1,178,466
Total			5,252,089
Property & Casualty 0.1%
Alliant Holdings Intermediate LLC(b),(n)
Term Loan
3-month USD LIBOR + 3.000% 05/09/2025	5.067%	578,928	578,696
Asurion LLC(b),(n)
Tranche B2 2nd Lien Term Loan
3-month USD LIBOR + 6.500% 08/04/2025	8.576%	1,475,000	1,516,787
Tranche B4 Term Loan
3-month USD LIBOR + 3.000% 08/04/2022	5.076%	252,208	253,416
Tranche B6 Term Loan
3-month USD LIBOR + 3.000% 11/03/2023	5.076%	409,279	410,449
Hub International Ltd.(b),(n)
Term Loan
3-month USD LIBOR + 3.000% 04/25/2025	5.335%	650,000	649,149
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
USI, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 3.000% 05/16/2024	5.334%	769,187	766,941
Total			4,175,438
Restaurants 0.1%
IRB Holding Corp./Arby’s/Buffalo Wild Wings(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 3.250% 02/05/2025	5.321%	448,875	450,801
KFC Holding Co./Yum! Brands(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 1.750% 04/03/2025	3.827%	663,564	662,595
New Red Finance, Inc./Burger King/Tim Hortons(b),(n)
Tranche B3 Term Loan
3-month USD LIBOR + 2.250% 02/16/2024	4.326%	965,813	965,214
P.F. Chang’s China Bistro, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 5.000% 09/01/2022	7.670%	1,017,313	1,015,614
Total			3,094,224
Retailers 0.3%
Academy Ltd.(b),(n)
Term Loan
3-month USD LIBOR + 4.000% 07/01/2022	6.082%	986,405	810,085
AI Aqua Merger Sub, Inc.(b),(c),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 12/13/2023	5.326%	347,375	344,770
AI Aqua Merger Sub, Inc.(b),(n)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 3.250% 12/13/2023	5.326%	641,375	638,168
Bass Pro Group LLC(b),(n)
Term Loan
3-month USD LIBOR + 5.000% 09/25/2024	7.076%	992,500	1,002,425
Belk, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 4.750% 12/12/2022	6.813%	537,857	469,726
BJ’s Wholesale Club, Inc.(b),(n)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.500% 02/03/2024	5.067%	850,514	851,577

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2018	35

Portfolio of Investments  (continued)
August 31, 2018
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Burlington Coat Factory Warehouse Corp.(b),(n)
Tranche B5 Term Loan
3-month USD LIBOR + 2.500% 11/17/2024	4.570%	721,423	724,583
David’s Bridal, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 4.000% 10/11/2019	6.320%	2,392,431	2,157,973
Harbor Freight Tools U.S.A., Inc.(b),(n)
Term Loan
3-month USD LIBOR + 2.500% 08/18/2023	4.576%	930,613	929,189
Hudson’s Bay Co.(b),(n)
Term Loan
3-month USD LIBOR + 3.250% 09/30/2022	5.315%	476,728	456,705
J.Crew Group, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 3.220% 03/05/2021	5.450%	1,763,195	1,582,961
JC Penney Corp., Inc.(b),(n)
Term Loan
3-month USD LIBOR + 4.250% 06/23/2023	6.567%	760,000	695,674
Neiman Marcus Group, Ltd. LLC(b),(n)
Term Loan
3-month USD LIBOR + 3.250% 10/25/2020	5.330%	982,467	910,747
PetSmart, Inc.(b),(n)
Tranche B2 Term Loan
3-month USD LIBOR + 3.000% 03/11/2022	5.090%	728,074	626,144
Total			12,200,727
Supermarkets 0.1%
Albertsons LLC(b),(n)
Tranche B4 Term Loan
3-month USD LIBOR + 2.750% 08/25/2021	4.826%	974,477	972,450
Tranche B6 Term Loan
3-month USD LIBOR + 3.000% 06/22/2023	5.311%	654,473	651,581
SUPERVALU, Inc.(b),(n)
Delayed Draw Term Loan
3-month USD LIBOR + 3.500% 06/08/2024	5.576%	288,237	288,536
Term Loan
3-month USD LIBOR + 3.500% 06/08/2024	5.576%	480,394	480,894
Total			2,393,461
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Technology 0.8%
Applied Systems, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.000% 09/19/2024	5.334%	639,500	641,630
Ascend Learning LLC(b),(n)
Term Loan
3-month USD LIBOR + 3.000% 07/12/2024	5.076%	293,780	293,046
Avaya, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 4.250% 12/15/2024	6.313%	1,016,125	1,022,354
BMC Software Finance, Inc.(b),(n),(o)
Term Loan
3-month USD LIBOR + 4.250% 09/10/2025	0.000%	1,000,000	1,000,300
BMC Software Finance, Inc.(b),(n)
Tranche B2 Term Loan
3-month USD LIBOR + 3.250% 09/10/2022	5.326%	1,215,812	1,216,578
CDS US Intermediate Holdings, Inc.(b),(n)
2nd Lien Term Loan
3-month USD LIBOR + 8.250% 07/10/2023	10.326%	1,000,000	970,000
Celestica, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 06/27/2025	4.065%	500,000	498,125
Corel Corp./Inc.(b),(n)
Term Loan
3-month USD LIBOR + 5.000% 06/04/2024	7.313%	1,000,000	1,005,000
Dell International LLC/EMC Corp.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 09/07/2023	4.080%	901,708	901,330
DigiCert, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 5.250% 10/31/2024	7.326%	673,312	675,420
2nd Lien Term Loan
3-month USD LIBOR + 8.000% 10/31/2025	10.076%	525,000	522,375
First Data Corp.(b),(n)
Term Loan
3-month USD LIBOR + 2.000% 07/08/2022	4.066%	862,166	861,580

The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Strategic Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Go Daddy Operating Co., LLC/Finance Co., Inc.(b),(n)
Tranche B1 Term Loan
3-month USD LIBOR + 2.250% 02/15/2024	4.326%	588,137	589,607
Greeneden US Holdings I LLC/Genesys Telecommunications Laboratories, Inc.(b),(n)
Tranche B3 Term Loan
3-month USD LIBOR + 3.500% 12/01/2023	5.576%	659,728	660,830
Hyland Software, Inc.(b),(n)
Tranche 3 1st Lien Term Loan
3-month USD LIBOR + 3.250% 07/01/2022	5.326%	695,955	699,608
Infor US, Inc.(b),(n)
Tranche B6 Term Loan
3-month USD LIBOR + 2.750% 02/01/2022	4.826%	887,358	887,828
Informatica LLC(b),(n)
Tranche B1 Term Loan
3-month USD LIBOR + 3.250% 08/05/2022	5.326%	831,683	835,426
Information Resources, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 4.250% 01/18/2024	6.567%	955,155	959,529
2nd Lien Term Loan
3-month USD LIBOR + 8.250% 01/20/2025	10.567%	375,000	377,344
ION Trading Technologies SARL(b),(n),(o)
Term Loan
3-month USD LIBOR + 4.000% 11/21/2024	0.000%	1,000,000	994,690
Leidos Innovations Corp.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 1.750% 08/22/2025	3.875%	793,650	796,627
MA FinanceCo LLC/Micro Focus International PLC(b),(n)
Tranche B2 Term Loan
3-month USD LIBOR + 2.250% 11/19/2021	4.326%	365,725	361,307
Tranche B3 Term Loan
3-month USD LIBOR + 2.500% 06/21/2024	4.576%	154,272	153,886
MacDonald, Dettwiler and Associates Ltd./Maxar(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 10/04/2024	4.830%	995,000	971,369
McAfee LLC(b),(n)
Term Loan
3-month USD LIBOR + 4.500% 09/30/2024	6.573%	1,042,125	1,050,462
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
McDermott International, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 5.000% 05/12/2025	7.076%	673,313	679,938
Microchip Technology, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 2.000% 05/29/2025	4.080%	1,025,000	1,023,083
Misys Ltd./Almonde/Tahoe(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 06/13/2024	5.576%	682,259	678,663
Mitel US Holdings, Inc./Networks Corp.(b),(n)
Term Loan
3-month USD LIBOR + 3.750% 09/25/2023	5.826%	537,912	537,686
Oberthur Technologies Holding SAS(b),(n)
Tranche B1 Term Loan
3-month USD LIBOR + 3.750% 01/10/2024	6.084%	835,600	838,525
ON Semiconductor Corp.(b),(n)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% 03/31/2023	3.826%	483,983	484,453
Perspecta, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 05/30/2025	4.326%	825,000	825,676
Plantronics, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 07/02/2025	4.576%	1,000,000	997,080
Rackspace Hosting, Inc.(b),(n)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.000% 11/03/2023	5.348%	444,386	441,333
Riverbed Technology, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 3.250% 04/24/2022	5.330%	910,258	904,951
Sabre GLBL, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 02/22/2024	4.076%	631,660	632,254
SCS Holdings I, Inc.(b),(n)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 4.250% 10/30/2022	6.326%	286,576	287,473

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2018	37

Portfolio of Investments  (continued)
August 31, 2018
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Seattle SpinCo, Inc./Micro Focus International PLC(b),(n)
Term Loan
3-month USD LIBOR + 2.500% 06/21/2024	4.576%	785,978	784,013
Shutterfly, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 2.750% 08/17/2024	4.830%	475,000	476,187
SS&C Technologies Holdings, Inc.(b),(n)
Tranche B3 Term Loan
3-month USD LIBOR + 2.500% 04/16/2025	4.326%	641,674	641,994
Tranche B4 Term Loan
3-month USD LIBOR + 2.500% 04/16/2025	4.326%	249,611	249,736
Syneos Health, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 08/01/2024	4.076%	915,625	915,195
Tempo Acquisition, LLC(b),(n)
Term Loan
3-month USD LIBOR + 3.000% 05/01/2024	5.076%	940,500	942,183
TTM Technologies, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 09/28/2024	4.581%	714,805	715,105
VeriFone Systems, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 08/20/2025	6.322%	400,000	400,500
Verint Systems, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 2.000% 06/28/2024	4.082%	586,250	586,004
Veritas US, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 4.500% 01/27/2023	6.640%	727,322	688,098
Verscend Holding Corp.(b),(n),(o)
Term Loan
3-month USD LIBOR + 4.500% 08/27/2025	0.000%	325,000	326,830
West Corp.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 4.000% 10/10/2024	6.076%	913,726	909,440
Xperi Corp(b),(n)
Tranche B1 Term Loan
3-month USD LIBOR + 2.500% 12/01/2023	4.576%	308,750	306,144
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Zebra Technologies Corp./Diamond Holdings Ltd.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 1.750% 10/27/2021	4.063%	359,367	361,013
Total			35,579,808
Wireless 0.1%
Cellular South, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 05/17/2024	0.000%	500,000	498,750
Numericable US LLC(b),(n)
Tranche B11 Term Loan
3-month USD LIBOR + 2.750% 07/31/2025	4.825%	987,500	934,669
Sprint Communications, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 2.500% 02/02/2024	4.625%	1,042,213	1,042,213
Switch, Ltd.(b),(n)
Tranche B1 Term Loan
3-month USD LIBOR + 2.250% 06/27/2024	4.326%	569,250	570,200
Total			3,045,832
Wirelines 0.1%
CenturyLink, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 01/31/2025	4.826%	323,375	319,495
Level 3 Financing, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 02/22/2024	4.317%	1,250,000	1,251,212
Southwire Co. LLC(b),(n)
Term Loan
3-month USD LIBOR + 2.000% 05/19/2025	4.060%	1,000,000	1,001,670
Windstream Services LLC/Corp.(b),(n)
Tranche B6 Term Loan
3-month USD LIBOR + 4.000% 03/29/2021	6.060%	602,976	560,768
Total			3,133,145
Total Senior Loans (Cost $231,214,974)			228,711,492

The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Strategic Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Treasury Bills(i) 0.6%
Issuer	Effective Yield		Principal Amount ($)	Value ($)
Egypt 0.4%
Egypt Treasury Bills
12/11/2018	18.960%	EGP	360,000,000	19,174,492
Nigeria 0.2%
Nigeria Treasury Bills
01/17/2019	12.640%	NGN	1,750,000,000	4,612,820
03/14/2019	12.850%	NGN	1,514,953,000	3,916,569
Total				8,529,389
Total Treasury Bills (Cost $27,805,222)				27,703,881
Money Market Funds 6.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.058%(q),(r)	266,189,567	266,162,948
Total Money Market Funds (Cost $266,181,111)		266,162,948
Total Investments in Securities (Cost: $4,684,118,945)		4,602,294,346
Other Assets & Liabilities, Net		(239,400,137)
Net Assets		4,362,894,209

At August 31, 2018, securities and/or cash totaling $31,400,880 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
61,981,000 EUR	72,167,143 USD	Credit Suisse	10/11/2018	26,350	—
16,290,000 EUR	18,906,973 USD	Credit Suisse	10/11/2018	—	(53,248)
10,807,106 USD	14,866,000 AUD	Credit Suisse	10/11/2018	—	(120,028)
10,018,572 USD	83,360,000 NOK	Credit Suisse	10/11/2018	—	(64,058)
23,300,000 CAD	18,046,655 USD	Goldman Sachs	10/11/2018	179,734	—
9,730,175 USD	81,000,000 NOK	JPMorgan	10/11/2018	—	(57,482)
371,000,000 MXN	19,618,886 USD	Morgan Stanley	10/11/2018	311,899	—
9,907,110 USD	82,500,000 NOK	Morgan Stanley	10/11/2018	—	(55,293)
1,131,974 USD	16,326,000 ZAR	TD Securities	10/11/2018	—	(26,531)
377,600,000 ZAR	26,506,616 USD	TD Securities	10/11/2018	939,109	—
Total				1,457,092	(376,640)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-BTP	528	12/2018	EUR	65,111,117	—	(326,553)
U.S. Treasury 10-Year Note	4,100	12/2018	USD	495,143,634	1,112,276	—
Total					1,112,276	(326,553)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-Bobl	(6,098)	12/2018	EUR	(808,600,837)	—	(2,758,348)
Euro-Bund	(422)	12/2018	EUR	(68,044,073)	—	(546,698)
Long Gilt	(861)	12/2018	GBP	(107,412,479)	342,034	—
U.S. Treasury 2-Year Note	(1,914)	12/2018	USD	(406,219,455)	—	(122,584)
U.S. Treasury 5-Year Note	(2,234)	12/2018	USD	(253,642,663)	—	(371,096)
U.S. Ultra Bond	(1,031)	12/2018	USD	(164,772,770)	400,415	—
Total					742,449	(3,798,726)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2018	39

Portfolio of Investments  (continued)
August 31, 2018
Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
3-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(350,000,000)	(350,000,000)	2.75	2/20/2019	(1,032,500)	(978,775)
3-Year OTC interest rate swap with Morgan Stanley to receive 3-Month USD LIBOR BBA and pay exercise rate	Morgan Stanley	USD	(350,000,000)	(350,000,000)	2.75	2/22/2019	(1,085,000)	(994,105)
Total							(2,117,500)	(1,972,880)

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 2.740%	3-Month USD LIBOR	Receives Semi annually, Pays Quarterly	Morgan Stanley	02/16/2023	USD	337,700,000	(1,988,431)	—	—	—	(1,988,431)
Fixed rate of 6.230%	28-Day MXN TIIE-Banxico	Receives Monthly, Pays Monthly	Morgan Stanley	01/09/2026	MXN	580,000,000	(3,212,352)	—	—	—	(3,212,352)
Fixed rate of 5.985%	28-Day MXN TIIE-Banxico	Receives Monthly, Pays Monthly	Morgan Stanley	01/21/2026	MXN	211,000,000	(1,338,700)	—	—	—	(1,338,700)
Total							(6,539,483)	—	—	—	(6,539,483)

Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	USD	24,000,000	1,661,578	(14,001)	1,542,882	—	104,695	—
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	USD	11,500,000	796,173	(6,709)	788,991	—	473	—
Markit CMBX North America Index, Series 10 BBB-	Credit Suisse	11/17/2059	3.000	Monthly	USD	24,000,000	1,661,578	(14,001)	1,805,141	—	—	(157,564)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	USD	9,625,000	666,362	(5,615)	614,267	—	46,480	—
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/18/2054	3.000	Monthly	USD	23,000,000	1,768,125	(13,416)	1,697,439	—	57,270	—
Total								(53,742)	6,448,720	—	208,918	(157,564)

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 30	Morgan Stanley	06/20/2023	5.000	Quarterly	USD	261,900,000	(5,660,984)	—	—	—	(5,660,984)

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 7 BBB-	Credit Suisse	01/17/2047	3.000	Monthly	4.516	USD	10,000,000	(649,680)	5,834	—	(1,554,924)	911,078	—
The accompanying Notes to Financial Statements are an integral part of this statement.
40	Columbia Strategic Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At August 31, 2018, the total value of these securities amounted to $2,344,680,160, which represents 53.74% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of August 31, 2018.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents shares owned in the residual interest of an asset-backed securitization.
(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2018, the total value of these securities amounted to $26,490,131, which represents 0.61% of total net assets.
(f)	Zero coupon bond.
(g)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of August 31, 2018.
(h)	Non-income producing investment.
(i)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(j)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of August 31, 2018.
(k)	Principal and interest may not be guaranteed by the government.
(l)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(m)	Represents a security purchased on a when-issued basis.
(n)	The stated interest rate represents the weighted average interest rate at August 31, 2018 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(o)	Represents a security purchased on a forward commitment basis.
(p)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At August 31, 2018, the total value of these securities amounted to $840,053, which represents 0.02% of total net assets.
(q)	The rate shown is the seven-day current annualized yield at August 31, 2018.
(r)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.058%
	237,155,963	1,675,126,167	(1,646,092,563)	266,189,567	(8,624)	(16,602)	2,898,561	266,162,948
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
PIK	Payment In Kind
STRIPS	Separate Trading of Registered Interest and Principal Securities
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2018	41

Portfolio of Investments  (continued)
August 31, 2018
Currency Legend
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canada Dollar
DOP	Dominican Republic Peso
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
MXN	Mexican Peso
NGN	Nigerian Naira
NOK	Norwegian Krone
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
42	Columbia Strategic Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	403,927,702	35,696,430	—	439,624,132
Commercial Mortgage-Backed Securities - Non-Agency	—	223,144,925	—	—	223,144,925
Common Stocks
Consumer Discretionary	376,592	—	—	—	376,592
Energy	—	454,513	—	—	454,513
Materials	432,296	—	81,862	—	514,158
Telecommunication Services	3,900	—	—	—	3,900
Utilities	516,114	15,622	—	—	531,736
Total Common Stocks	1,328,902	470,135	81,862	—	1,880,899
Corporate Bonds & Notes	—	1,814,559,582	—	—	1,814,559,582
Foreign Government Obligations	—	456,743,477	—	—	456,743,477
Inflation-Indexed Bonds	—	6,723,361	—	—	6,723,361
Residential Mortgage-Backed Securities - Agency	—	436,592,285	—	—	436,592,285
Residential Mortgage-Backed Securities - Non-Agency	—	682,004,240	18,443,124	—	700,447,364
Senior Loans	—	219,522,548	9,188,944	—	228,711,492
Treasury Bills	—	27,703,881	—	—	27,703,881
Money Market Funds	—	—	—	266,162,948	266,162,948
Total Investments in Securities	1,328,902	4,271,392,136	63,410,360	266,162,948	4,602,294,346
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	1,457,092	—	—	1,457,092
Futures Contracts	1,854,725	—	—	—	1,854,725
Swap Contracts	—	1,119,996	—	—	1,119,996
Liability
Forward Foreign Currency Exchange Contracts	—	(376,640)	—	—	(376,640)
Futures Contracts	(4,125,279)	—	—	—	(4,125,279)
Options Contracts Written	—	(1,972,880)	—	—	(1,972,880)
Swap Contracts	—	(12,358,031)	—	—	(12,358,031)
Total	(941,652)	4,259,261,673	63,410,360	266,162,948	4,587,893,329
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between Levels 1 and 2 during the period.
Financial assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, management concluded that the market input(s) were generally unobservable.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
Transfers between levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2018	43

Portfolio of Investments  (continued)
August 31, 2018
Fair value measurements  (continued)
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
Investments in securities	Balance as of 08/31/2017 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 08/31/2018 ($)
Asset-Backed Securities — Non-Agency	73,787,675	31,086	49	(12,102,792)	9,122,793	(1,142,381)	-	(34,000,000)	35,696,430
Common Stocks	59,865	-	(231,616)	184,200	-	(40,357)	109,770	-	81,862
Corporate Bonds & Notes	617,688	219	(70,767)	69,573	-	(616,713)	-	-	-
Residential Mortgage-Backed Securities — Non-Agency	191,455,658	119,931	26,524	(180,598)	-	(101,643,589)	-	(71,334,802)	18,443,124
Senior Loans	12,758,563	(38,020)	255,491	(89,567)	1,995,478	(9,810,771)	8,075,727	(3,957,957)	9,188,944
Total	278,679,449	113,216	(20,319)	(12,119,184)	11,118,271	(113,253,811)	8,185,497	(109,292,759)	63,410,360
(a) Change in unrealized appreciation (depreciation) relating to securities held at August 31, 2018 was $(12,095,263), which is comprised of Asset-Backed Securities — Non-Agency of $(12,107,450), Common Stocks of $(27,908), Residential Mortgage-Backed Securities — Non-Agency of $28,208 and Senior Loans of $11,887.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks, residential mortgage backed securities, asset backed securities and senior loans classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
44	Columbia Strategic Income Fund | Annual Report 2018

Statement of Assets and Liabilities
August 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $4,417,937,834)	$4,336,131,398
Affiliated issuers (cost $266,181,111)	266,162,948
Cash	1,972,670
Foreign currency (cost $33,778)	33,948
Cash collateral held at broker for:
Swap contracts	1,002,000
Margin deposits on:
Futures contracts	14,943,022
Swap contracts	15,455,858
Unrealized appreciation on forward foreign currency exchange contracts	1,457,092
Unrealized appreciation on swap contracts	1,119,996
Upfront payments on swap contracts	6,448,720
Receivable for:
Investments sold	10,886,833
Investments sold on a delayed delivery basis	28,433,323
Capital shares sold	5,584,229
Dividends	359,351
Interest	37,664,135
Foreign tax reclaims	316,459
Variation margin for futures contracts	545,094
Variation margin for swap contracts	357,017
Prepaid expenses	27,292
Trustees’ deferred compensation plan	276,092
Total assets	4,729,177,477
Liabilities
Option contracts written, at value (premiums received $2,117,500)	1,972,880
Unrealized depreciation on forward foreign currency exchange contracts	376,640
Unrealized depreciation on swap contracts	157,564
Upfront receipts on swap contracts	1,554,924
Payable for:
Investments purchased	5,855,303
Investments purchased on a delayed delivery basis	347,556,616
Capital shares purchased	6,195,002
Variation margin for futures contracts	1,315,260
Variation margin for swap contracts	264,731
Management services fees	67,090
Distribution and/or service fees	15,767
Transfer agent fees	385,824
Compensation of board members	60,236
Compensation of chief compliance officer	278
Other expenses	229,061
Trustees’ deferred compensation plan	276,092
Total liabilities	366,283,268
Net assets applicable to outstanding capital stock	$4,362,894,209
Represented by
Paid in capital	4,405,619,264
Undistributed net investment income	29,869,724
Accumulated net realized gain	21,601,915
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(81,806,436)
Investments - affiliated issuers	(18,163)
Foreign currency translations	(88,578)
Forward foreign currency exchange contracts	1,080,452
Futures contracts	(2,270,554)
Options contracts written	144,620
Swap contracts	(11,238,035)
Total - representing net assets applicable to outstanding capital stock	$4,362,894,209
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2018	45

Statement of Assets and Liabilities  (continued)
August 31, 2018
Class A
Net assets	$1,059,907,235
Shares outstanding	179,880,144
Net asset value per share	$5.89
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$6.18
Advisor Class
Net assets	$143,983,237
Shares outstanding	24,870,075
Net asset value per share	$5.79
Class C
Net assets	$306,302,796
Shares outstanding	51,979,327
Net asset value per share	$5.89
Institutional Class
Net assets	$2,398,467,949
Shares outstanding	413,863,032
Net asset value per share	$5.80
Institutional 2 Class
Net assets	$257,953,310
Shares outstanding	44,485,663
Net asset value per share	$5.80
Institutional 3 Class
Net assets	$189,194,550
Shares outstanding	32,737,657
Net asset value per share	$5.78
Class R
Net assets	$7,075,416
Shares outstanding	1,192,822
Net asset value per share	$5.93
Class T
Net assets	$9,716
Shares outstanding	1,650
Net asset value per share	$5.89
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$6.04
The accompanying Notes to Financial Statements are an integral part of this statement.
46	Columbia Strategic Income Fund | Annual Report 2018

Statement of Operations
Year Ended August 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$15,003,662
Dividends — affiliated issuers	2,898,561
Interest	183,348,150
Foreign taxes withheld	(185,686)
Total income	201,064,687
Expenses:
Management services fees	23,126,723
Distribution and/or service fees
Class A	2,734,833
Class C	3,375,633
Class R	35,229
Class T	25
Transfer agent fees
Class A	1,067,552
Advisor Class	120,622
Class C	329,216
Institutional Class	2,125,064
Institutional 2 Class	120,783
Institutional 3 Class	9,517
Class K	23
Class R	6,878
Class T	8
Plan administration fees
Class K	113
Compensation of board members	81,506
Custodian fees	196,806
Printing and postage fees	293,894
Registration fees	381,660
Audit fees	66,389
Legal fees	97,066
Interest on collateral	37,741
Compensation of chief compliance officer	1,615
Other	180,617
Total expenses	34,389,513
Fees waived by transfer agent
Institutional 2 Class	(1,884)
Institutional 3 Class	(2,050)
Class K	(1)
Expense reduction	(3,500)
Total net expenses	34,382,078
Net investment income	166,682,609
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2018	47

Statement of Operations  (continued)
Year Ended August 31, 2018
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	$14,186,491
Investments — affiliated issuers	(8,624)
Foreign currency translations	(525,502)
Forward foreign currency exchange contracts	4,998,723
Futures contracts	1,567,123
Options purchased	13,131,409
Options contracts written	1,958,000
Swap contracts	198,565
Net realized gain	35,506,185
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(156,523,491)
Investments — affiliated issuers	(16,602)
Foreign currency translations	(439,472)
Forward foreign currency exchange contracts	1,193,117
Futures contracts	1,332,077
Options purchased	852,009
Options contracts written	144,620
Swap contracts	(3,021,495)
Net change in unrealized appreciation (depreciation)	(156,479,237)
Net realized and unrealized loss	(120,973,052)
Net increase in net assets resulting from operations	$45,709,557
The accompanying Notes to Financial Statements are an integral part of this statement.
48	Columbia Strategic Income Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended August 31, 2018	Year Ended August 31, 2017 (a)	Year Ended October 31, 2016
Operations
Net investment income	$166,682,609	$113,851,078	$101,325,009
Net realized gain (loss)	35,506,185	12,041,423	(29,148,571)
Net change in unrealized appreciation (depreciation)	(156,479,237)	17,552,054	105,145,354
Net increase in net assets resulting from operations	45,709,557	143,444,555	177,321,792
Distributions to shareholders
Net investment income
Class A	(36,783,334)	(32,253,534)	(52,011,573)
Advisor Class	(4,542,419)	(1,784,601)	(1,079,659)
Class B	—	(44,993)	(176,258)
Class C	(8,829,242)	(5,585,037)	(6,559,934)
Institutional Class	(80,040,757)	(35,240,382)	(24,493,759)
Institutional 2 Class	(8,090,127)	(3,380,935)	(2,035,362)
Institutional 3 Class	(6,090,722)	(568,568)	(429,162)
Class K	(1,541)	(2,031)	(3,006)
Class R	(218,449)	(125,666)	(113,353)
Class T	(333)	(231)	(314)
Net realized gains
Class A	(10,886,907)	—	—
Advisor Class	(1,096,130)	—	—
Class C	(3,422,323)	—	—
Institutional Class	(20,637,145)	—	—
Institutional 2 Class	(1,834,492)	—	—
Institutional 3 Class	(1,513,560)	—	—
Class K	(868)	—	—
Class R	(67,029)	—	—
Class T	(99)	—	—
Total distributions to shareholders	(184,055,477)	(78,985,978)	(86,902,380)
Increase in net assets from capital stock activity	822,626,469	439,268,981	775,776,495
Total increase in net assets	684,280,549	503,727,558	866,195,907
Net assets at beginning of year	3,678,613,660	3,174,886,102	2,308,690,195
Net assets at end of year	$4,362,894,209	$3,678,613,660	$3,174,886,102
Undistributed net investment income	$29,869,724	$13,434,696	$1,044,653

(a)	For the period from November 1, 2016 to August 31, 2017. During the period, the Fund’s fiscal year end was changed from October 31 to August 31.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2018	49

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended		Year Ended
	August 31, 2018		August 31, 2017 (a)		October 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	44,188,454	265,433,665	65,505,955	391,489,911	116,785,483	675,723,346
Distributions reinvested	7,388,374	44,254,936	5,073,556	30,238,572	8,440,437	48,688,323
Redemptions	(52,463,421)	(314,442,008)	(186,149,836)	(1,106,962,799)	(81,299,032)	(469,359,257)
Net increase (decrease)	(886,593)	(4,753,407)	(115,570,325)	(685,234,316)	43,926,888	255,052,412
Advisor Class
Subscriptions	15,537,079	91,567,323	10,344,320	61,170,118	8,100,635	46,580,937
Distributions reinvested	951,595	5,592,213	302,635	1,783,215	188,910	1,079,316
Redemptions	(8,305,133)	(48,991,987)	(3,057,053)	(17,968,120)	(2,462,481)	(14,059,309)
Net increase	8,183,541	48,167,549	7,589,902	44,985,213	5,827,064	33,600,944
Class B
Subscriptions	—	—	14,935	89,225	70,969	409,109
Distributions reinvested	—	—	6,156	36,484	23,834	136,589
Redemptions	—	—	(847,190)	(5,076,450)	(826,574)	(4,769,547)
Net decrease	—	—	(826,099)	(4,950,741)	(731,771)	(4,223,849)
Class C
Subscriptions	13,698,047	82,517,615	14,114,450	84,502,366	22,508,267	130,730,626
Distributions reinvested	1,903,299	11,407,704	838,077	5,007,074	958,696	5,531,198
Redemptions	(18,608,161)	(111,201,437)	(12,920,506)	(77,450,379)	(8,471,609)	(49,119,840)
Net increase (decrease)	(3,006,815)	(17,276,118)	2,032,021	12,059,061	14,995,354	87,141,984
Institutional Class
Subscriptions	225,430,309	1,330,678,843	253,036,382	1,487,603,132	118,272,882	675,059,092
Distributions reinvested	15,128,358	89,046,746	4,957,658	29,267,700	2,860,008	16,316,983
Redemptions	(140,624,281)	(828,503,098)	(98,930,646)	(583,649,834)	(67,032,087)	(377,844,889)
Net increase	99,934,386	591,222,491	159,063,394	933,220,998	54,100,803	313,531,186
Institutional 2 Class
Subscriptions	28,917,724	170,670,100	14,271,742	84,108,174	17,074,109	97,770,835
Distributions reinvested	1,686,660	9,917,976	573,232	3,378,777	352,567	2,029,968
Redemptions	(12,031,893)	(70,620,557)	(6,471,882)	(38,071,185)	(2,029,791)	(11,675,518)
Net increase	18,572,491	109,967,519	8,373,092	49,415,766	15,396,885	88,125,285
Institutional 3 Class
Subscriptions	25,895,863	152,998,263	15,316,189	91,323,531	1,311,521	7,448,398
Distributions reinvested	645,851	3,784,883	64,287	377,991	75,667	428,016
Redemptions	(10,563,193)	(62,268,549)	(434,951)	(2,565,657)	(1,454,095)	(8,338,628)
Net increase (decrease)	15,978,521	94,514,597	14,945,525	89,135,865	(66,907)	(462,214)
Class K
Distributions reinvested	359	2,162	304	1,789	471	2,673
Redemptions	(14,711)	(86,354)	—	—	(12,999)	(73,447)
Net increase (decrease)	(14,352)	(84,192)	304	1,789	(12,528)	(70,774)
Class R
Subscriptions	728,790	4,392,048	679,723	4,098,076	657,958	3,849,456
Distributions reinvested	36,709	221,196	15,120	90,990	13,642	79,332
Redemptions	(624,078)	(3,745,214)	(589,584)	(3,553,720)	(144,203)	(847,267)
Net increase	141,421	868,030	105,259	635,346	527,397	3,081,521
Total net increase	138,902,600	822,626,469	75,713,073	439,268,981	133,963,185	775,776,495

(a)	For the period from November 1, 2016 to August 31, 2017. During the period, the Fund’s fiscal year end was changed from October 31 to August 31.
The accompanying Notes to Financial Statements are an integral part of this statement.
50	Columbia Strategic Income Fund | Annual Report 2018

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Columbia Strategic Income Fund | Annual Report 2018	51

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2018	$6.09	0.24	(0.18)	0.06	(0.20)	(0.06)	(0.26)
Year Ended 8/31/2017(e)	$5.97	0.20	0.06	0.26	(0.14)	—	(0.14)
Year Ended 10/31/2016	$5.79	0.22	0.15	0.37	(0.19)	—	(0.19)
Year Ended 10/31/2015	$6.13	0.23	(0.22)	0.01	(0.25)	(0.10)	(0.35)
Year Ended 10/31/2014	$6.27	0.25	0.03	0.28	(0.25)	(0.17)	(0.42)
Year Ended 10/31/2013	$6.41	0.26	(0.13)	0.13	(0.25)	(0.02)	(0.27)
Advisor Class
Year Ended 8/31/2018	$5.99	0.25	(0.17)	0.08	(0.22)	(0.06)	(0.28)
Year Ended 8/31/2017(e)	$5.88	0.21	0.05	0.26	(0.15)	—	(0.15)
Year Ended 10/31/2016	$5.70	0.23	0.16	0.39	(0.21)	—	(0.21)
Year Ended 10/31/2015	$6.04	0.24	(0.21)	0.03	(0.27)	(0.10)	(0.37)
Year Ended 10/31/2014	$6.18	0.26	0.03	0.29	(0.26)	(0.17)	(0.43)
Year Ended 10/31/2013(h)	$6.34	0.27	(0.15)	0.12	(0.26)	(0.02)	(0.28)
Class C
Year Ended 8/31/2018	$6.09	0.19	(0.17)	0.02	(0.16)	(0.06)	(0.22)
Year Ended 8/31/2017(e)	$5.97	0.17	0.05	0.22	(0.10)	—	(0.10)
Year Ended 10/31/2016	$5.79	0.18	0.15	0.33	(0.15)	—	(0.15)
Year Ended 10/31/2015	$6.13	0.19	(0.22)	(0.03)	(0.21)	(0.10)	(0.31)
Year Ended 10/31/2014	$6.27	0.22	0.02	0.24	(0.21)	(0.17)	(0.38)
Year Ended 10/31/2013	$6.41	0.22	(0.13)	0.09	(0.21)	(0.02)	(0.23)
Institutional Class
Year Ended 8/31/2018	$5.99	0.25	(0.16)	0.09	(0.22)	(0.06)	(0.28)
Year Ended 8/31/2017(e)	$5.88	0.22	0.04	0.26	(0.15)	—	(0.15)
Year Ended 10/31/2016	$5.70	0.23	0.16	0.39	(0.21)	—	(0.21)
Year Ended 10/31/2015	$6.04	0.24	(0.21)	0.03	(0.27)	(0.10)	(0.37)
Year Ended 10/31/2014	$6.18	0.27	0.02	0.29	(0.26)	(0.17)	(0.43)
Year Ended 10/31/2013	$6.33	0.27	(0.14)	0.13	(0.26)	(0.02)	(0.28)
Institutional 2 Class
Year Ended 8/31/2018	$6.00	0.25	(0.17)	0.08	(0.22)	(0.06)	(0.28)
Year Ended 8/31/2017(e)	$5.88	0.22	0.06	0.28	(0.16)	—	(0.16)
Year Ended 10/31/2016	$5.71	0.24	0.14	0.38	(0.21)	—	(0.21)
Year Ended 10/31/2015	$6.04	0.25	(0.21)	0.04	(0.27)	(0.10)	(0.37)
Year Ended 10/31/2014	$6.19	0.27	0.02	0.29	(0.27)	(0.17)	(0.44)
Year Ended 10/31/2013	$6.33	0.29	(0.14)	0.15	(0.27)	(0.02)	(0.29)
The accompanying Notes to Financial Statements are an integral part of this statement.
52	Columbia Strategic Income Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total Return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2018	$5.89	1.03%	0.94% (c)	0.94% (c),(d)	3.94%	152%	$1,059,907
Year Ended 8/31/2017(e)	$6.09	4.42%	0.95% (f),(g)	0.95% (d),(f),(g)	4.00% (f)	110%	$1,100,585
Year Ended 10/31/2016	$5.97	6.57%	1.03%	1.02% (d)	3.81%	168%	$1,770,085
Year Ended 10/31/2015	$5.79	0.25%	1.06%	1.03% (d)	3.94%	169%	$1,461,248
Year Ended 10/31/2014	$6.13	4.64%	1.04%	1.04% (d)	4.14%	124%	$1,313,683
Year Ended 10/31/2013	$6.27	2.01%	1.03%	1.03% (d)	4.10%	113%	$1,303,812
Advisor Class
Year Ended 8/31/2018	$5.79	1.30%	0.69% (c)	0.69% (c),(d)	4.21%	152%	$143,983
Year Ended 8/31/2017(e)	$5.99	4.53%	0.71% (f),(g)	0.71% (d),(f),(g)	4.38% (f)	110%	$99,896
Year Ended 10/31/2016	$5.88	6.95%	0.77%	0.77% (d)	4.02%	168%	$53,447
Year Ended 10/31/2015	$5.70	0.52%	0.82%	0.78% (d)	4.20%	169%	$18,630
Year Ended 10/31/2014	$6.04	4.98%	0.79%	0.79% (d)	4.36%	124%	$5,683
Year Ended 10/31/2013(h)	$6.18	1.97%	0.80% (f)	0.79% (d),(f)	4.54% (f)	113%	$3,389
Class C
Year Ended 8/31/2018	$5.89	0.28%	1.69% (c)	1.69% (c),(d)	3.19%	152%	$306,303
Year Ended 8/31/2017(e)	$6.09	3.78%	1.71% (f),(g)	1.71% (d),(f),(g)	3.33% (f)	110%	$334,829
Year Ended 10/31/2016	$5.97	5.78%	1.78%	1.77% (d)	3.05%	168%	$316,346
Year Ended 10/31/2015	$5.79	(0.49%)	1.81%	1.78% (d)	3.19%	169%	$219,782
Year Ended 10/31/2014	$6.13	4.00%	1.79%	1.66% (d)	3.52%	124%	$186,746
Year Ended 10/31/2013	$6.27	1.40%	1.78%	1.63% (d)	3.50%	113%	$221,063
Institutional Class
Year Ended 8/31/2018	$5.80	1.47%	0.69% (c)	0.69% (c),(d)	4.20%	152%	$2,398,468
Year Ended 8/31/2017(e)	$5.99	4.53%	0.71% (f),(g)	0.71% (d),(f),(g)	4.42% (f)	110%	$1,881,221
Year Ended 10/31/2016	$5.88	6.95%	0.78%	0.77% (d)	4.05%	168%	$910,452
Year Ended 10/31/2015	$5.70	0.51%	0.81%	0.78% (d)	4.19%	169%	$574,482
Year Ended 10/31/2014	$6.04	4.97%	0.79%	0.79% (d)	4.39%	124%	$663,669
Year Ended 10/31/2013	$6.18	2.13%	0.78%	0.78% (d)	4.34%	113%	$755,920
Institutional 2 Class
Year Ended 8/31/2018	$5.80	1.35%	0.65% (c)	0.65% (c)	4.26%	152%	$257,953
Year Ended 8/31/2017(e)	$6.00	4.77%	0.66% (f),(g)	0.65% (f),(g)	4.41% (f)	110%	$155,372
Year Ended 10/31/2016	$5.88	6.87%	0.67%	0.67%	4.11%	168%	$103,204
Year Ended 10/31/2015	$5.71	0.80%	0.68%	0.68%	4.32%	169%	$12,231
Year Ended 10/31/2014	$6.04	4.92%	0.67%	0.67%	4.47%	124%	$4,193
Year Ended 10/31/2013	$6.19	2.39%	0.69%	0.69%	4.73%	113%	$1,563
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2018	53

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2018	$5.98	0.25	(0.17)	0.08	(0.22)	(0.06)	(0.28)
Year Ended 8/31/2017(e)	$5.87	0.22	0.05	0.27	(0.16)	—	(0.16)
Year Ended 10/31/2016	$5.69	0.24	0.15	0.39	(0.21)	—	(0.21)
Year Ended 10/31/2015	$6.03	0.25	(0.21)	0.04	(0.28)	(0.10)	(0.38)
Year Ended 10/31/2014	$6.17	0.27	0.03	0.30	(0.27)	(0.17)	(0.44)
Year Ended 10/31/2013(i)	$6.18	0.11	(0.02)	0.09	(0.10)	—	(0.10)
Class R
Year Ended 8/31/2018	$6.13	0.22	(0.17)	0.05	(0.19)	(0.06)	(0.25)
Year Ended 8/31/2017(e)	$6.01	0.19	0.06	0.25	(0.13)	—	(0.13)
Year Ended 10/31/2016	$5.82	0.21	0.16	0.37	(0.18)	—	(0.18)
Year Ended 10/31/2015	$6.16	0.22	(0.22)	0.00 (j)	(0.24)	(0.10)	(0.34)
Year Ended 10/31/2014	$6.30	0.24	0.02	0.26	(0.23)	(0.17)	(0.40)
Year Ended 10/31/2013	$6.44	0.25	(0.14)	0.11	(0.23)	(0.02)	(0.25)
Class T
Year Ended 8/31/2018	$6.08	0.24	(0.17)	0.07	(0.20)	(0.06)	(0.26)
Year Ended 8/31/2017(e)	$5.97	0.20	0.05	0.25	(0.14)	—	(0.14)
Year Ended 10/31/2016	$5.78	0.22	0.16	0.38	(0.19)	—	(0.19)
Year Ended 10/31/2015	$6.12	0.23	(0.22)	0.01	(0.25)	(0.10)	(0.35)
Year Ended 10/31/2014	$6.26	0.25	0.03	0.28	(0.25)	(0.17)	(0.42)
Year Ended 10/31/2013	$6.41	0.27	(0.15)	0.12	(0.25)	(0.02)	(0.27)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	For the period from November 1, 2016 to August 31, 2017. During the period, the Fund’s fiscal year end was changed from October 31 to August 31.
(f)	Annualized.
(g)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R	Class T
08/31/2017	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

(h)	Advisor Class shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(i)	Institutional 3 Class shares commenced operations on June 13, 2013. Per share data and total return reflect activity from that date.
(j)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
54	Columbia Strategic Income Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total Return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2018	$5.78	1.40%	0.60% (c)	0.60% (c)	4.31%	152%	$189,195
Year Ended 8/31/2017(e)	$5.98	4.65%	0.64% (f),(g)	0.63% (f),(g)	4.75% (f)	110%	$100,173
Year Ended 10/31/2016	$5.87	7.13%	0.62%	0.62%	4.24%	168%	$10,642
Year Ended 10/31/2015	$5.69	0.68%	0.64%	0.64%	4.35%	169%	$10,704
Year Ended 10/31/2014	$6.03	5.15%	0.63%	0.63%	4.50%	124%	$1,582
Year Ended 10/31/2013(i)	$6.17	1.57%	0.64% (f)	0.64% (f)	4.94% (f)	113%	$19
Class R
Year Ended 8/31/2018	$5.93	0.77%	1.19% (c)	1.19% (c),(d)	3.70%	152%	$7,075
Year Ended 8/31/2017(e)	$6.13	4.18%	1.21% (f),(g)	1.21% (d),(f),(g)	3.83% (f)	110%	$6,443
Year Ended 10/31/2016	$6.01	6.45%	1.28%	1.27% (d)	3.54%	168%	$5,687
Year Ended 10/31/2015	$5.82	0.00% (j)	1.31%	1.28% (d)	3.69%	169%	$2,439
Year Ended 10/31/2014	$6.16	4.35%	1.29%	1.29% (d)	3.88%	124%	$1,629
Year Ended 10/31/2013	$6.30	1.74%	1.29%	1.29% (d)	3.92%	113%	$1,220
Class T
Year Ended 8/31/2018	$5.89	1.19%	0.94% (c)	0.94% (c),(d)	3.95%	152%	$10
Year Ended 8/31/2017(e)	$6.08	4.26%	0.95% (f),(g)	0.95% (d),(f),(g)	4.09% (f)	110%	$10
Year Ended 10/31/2016	$5.97	6.76%	1.04%	1.03% (d)	3.81%	168%	$10
Year Ended 10/31/2015	$5.78	0.25%	1.07%	1.03% (d)	3.94%	169%	$10
Year Ended 10/31/2014	$6.12	4.67%	1.04%	1.04% (d)	4.08%	124%	$10
Year Ended 10/31/2013	$6.26	1.91%	0.97%	0.97% (d)	4.21%	113%	$3
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2018	55

Notes to Financial Statements
August 31, 2018
Note 1. Organization
Columbia Strategic Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares will automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The Fund no longer accepts investments by existing investors in Class K shares. When available, Class K shares were not subject to sales charges and were made available only to existing investors in Class K shares. On March 9, 2018, Class K shares were redeemed or exchanged for Advisor Class shares of the Fund in a tax free transaction that had no impact on fees and expenses paid by the shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
56	Columbia Strategic Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Columbia Strategic Income Fund | Annual Report 2018	57

Notes to Financial Statements  (continued)
August 31, 2018
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty
58	Columbia Strategic Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
(CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
Columbia Strategic Income Fund | Annual Report 2018	59

Notes to Financial Statements  (continued)
August 31, 2018
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund wrote option contracts to manage duration and yield curve exposure. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
60	Columbia Strategic Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
Columbia Strategic Income Fund | Annual Report 2018	61

Notes to Financial Statements  (continued)
August 31, 2018
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to manage duration and yield curve exposure. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
62	Columbia Strategic Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2018:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	1,119,996*
Credit risk	Upfront payments on swap contracts	6,448,720
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	1,457,092
Interest rate risk	Net assets — unrealized appreciation on futures contracts	1,854,725*
Total		10,880,533

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	5,818,548*
Credit risk	Upfront receipts on swap contracts	1,554,924
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	376,640
Interest rate risk	Net assets — unrealized depreciation on futures contracts	4,125,279*
Interest rate risk	Options contracts written, at value	1,972,880
Interest rate risk	Net assets — unrealized depreciation on swap contracts	6,539,483*
Total		20,387,754

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	(5,343,906)	(5,343,906)
Foreign exchange risk	4,998,723	—	—	—	—	4,998,723
Interest rate risk	—	1,567,123	1,958,000	13,131,409	5,542,471	22,199,003
Total	4,998,723	1,567,123	1,958,000	13,131,409	198,565	21,853,820

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	1,503,382	1,503,382
Foreign exchange risk	1,193,117	—	—	—	—	1,193,117
Interest rate risk	—	1,332,077	144,620	852,009	(4,524,877)	(2,196,171)
Total	1,193,117	1,332,077	144,620	852,009	(3,021,495)	500,328
Columbia Strategic Income Fund | Annual Report 2018	63

Notes to Financial Statements  (continued)
August 31, 2018
The following table is a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	596,970,066
Futures contracts — short	1,270,379,690
Credit default swap contracts — buy protection	271,481,250
Credit default swap contracts — sell protection	65,150,000

Derivative instrument	Average value ($)*
Options contracts — purchased	6,781,768
Options contracts — written	(1,092,288)

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	2,566,436	(1,523,394)
Interest rate swap contracts	7,709,184	(7,697,457)

*	Based on the ending quarterly outstanding amounts for the year ended August 31, 2018.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
64	Columbia Strategic Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Columbia Strategic Income Fund | Annual Report 2018	65

Notes to Financial Statements  (continued)
August 31, 2018
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of August 31, 2018:
	Citi ($)	Credit Suisse ($)	Goldman Sachs ($)	JPMorgan ($)	Morgan Stanley ($) (a)	Morgan Stanley ($) (a)	TD Securities ($)	Total ($)
Assets
Centrally cleared interest rate swap contracts (b)	-	-	-	-	-	357,017	-	357,017
Forward foreign currency exchange contracts	-	26,350	179,734	-	311,899	-	939,109	1,457,092
OTC credit default swap contracts (c)	2,437,041	1,647,577	-	660,747	1,754,709	-	-	6,500,074
Total assets	2,437,041	1,673,927	179,734	660,747	2,066,608	357,017	939,109	8,314,183
Liabilities
Centrally cleared credit default swap contracts (b)	-	-	-	-	-	264,731	-	264,731
Forward foreign currency exchange contracts	-	237,334	-	57,482	55,293	-	26,531	376,640
Options contracts written	978,775	-	-	-	994,105	-	-	1,972,880
OTC credit default swap contracts (c)	-	643,846	-	-	-	-	-	643,846
Total liabilities	978,775	881,180	-	57,482	1,049,398	264,731	26,531	3,258,097
Total financial and derivative net assets	1,458,266	792,747	179,734	603,265	1,017,210	92,286	912,578	5,056,086
Total collateral received (pledged) (d)	1,304,000	792,747	-	603,265	770,000	-	-	3,470,012
Net amount (e)	154,266	-	179,734	-	247,210	92,286	912,578	1,586,074

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
66	Columbia Strategic Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Columbia Strategic Income Fund | Annual Report 2018	67

Notes to Financial Statements  (continued)
August 31, 2018
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.600% to 0.393% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2018 was 0.563% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transactions with affiliates
For the year ended August 31, 2018, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $2,701,500, respectively. The sale transactions resulted in a net realized loss of $55,324.
68	Columbia Strategic Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, prior to March 1, 2018, Class K and Institutional 2 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the year ended August 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.06
Institutional 3 Class	0.00
Class K	0.03 (a)
Class R	0.10
Class T	0.08

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $3,500.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund paid an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services. As a result of all Class K shares of the Fund being redeemed or exchanged for Advisor Class shares, March 9, 2018 was the last day the Fund paid a plan administration fee for Class K shares.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the
Columbia Strategic Income Fund | Annual Report 2018	69

Notes to Financial Statements  (continued)
August 31, 2018
Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class C, Class R and Class T shares of the Fund, respectively.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended August 31, 2018, if any, are listed below:
Amount ($)
Class A	2,072,908
Class C	44,300
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	March 1, 2018 through December 31, 2018	Prior to March 1, 2018
Class A	1.05%	1.06%
Advisor Class	0.80	0.81
Class C	1.80	1.81
Institutional Class	0.80	0.81
Institutional 2 Class	0.75	0.795
Institutional 3 Class	0.71	0.745
Class R	1.30	1.31
Class T	1.05	1.06
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, prior to March 1, 2018, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
70	Columbia Strategic Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, swap investments, post-October capital losses, trustees’ deferred compensation, principal and/or interest from fixed income securities, investments in partnerships and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(5,650,657)	5,650,657	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2018			Year Ended August 31, 2017			Year Ended October 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
166,123,050	17,932,427	184,055,477	78,985,978	—	78,985,978	86,902,380	—	86,902,380
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
43,033,502	—	—	(77,087,061)
At August 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
4,667,097,887	53,328,003	(130,415,064)	(77,087,061)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2018, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on September 1, 2018.
Late year ordinary losses ($)	Post-October capital losses ($)
—	8,243,644
Columbia Strategic Income Fund | Annual Report 2018	71

Notes to Financial Statements  (continued)
August 31, 2018
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $7,089,723,928 and $6,103,618,462, respectively, for the year ended August 31, 2018, of which $4,087,491,788 and $3,913,727,783, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended August 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended August 31, 2018.
72	Columbia Strategic Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Columbia Strategic Income Fund | Annual Report 2018	73

Notes to Financial Statements  (continued)
August 31, 2018
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At August 31, 2018, one unaffiliated shareholder of record owned 10.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 31.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
74	Columbia Strategic Income Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Strategic Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Strategic Income Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the “Fund”) as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian, transfer agent, agent banks, and brokers; when replies were not received from brokers, we performed other audit procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Strategic Income Fund | Annual Report 2018	75

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Capital gain dividend
$11,255,689
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
76	Columbia Strategic Income Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Strategic Income Fund | Annual Report 2018	77

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
78	Columbia Strategic Income Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	193	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Strategic Income Fund | Annual Report 2018	79

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
80	Columbia Strategic Income Fund | Annual Report 2018

Board Consideration and Approval of Management
Agreement
On June 12, 2018, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Strategic Income Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 6, 2018, April 26, 2018 and June 11, 2018 and at Board meetings held on March 7, 2018 and June 12, 2018. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2018, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2018, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2019 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
Columbia Strategic Income Fund | Annual Report 2018	81

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to support continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2017, the Fund’s performance was in the fifty-sixth, twenty-fifth and forty-second percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
82	Columbia Strategic Income Fund | Annual Report 2018

Board Consideration and Approval of Management
Agreement  (continued)
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2017, the Fund’s actual management fee and net total expense ratio were ranked in the third and second quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2017 to profitability levels realized in 2016. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
Columbia Strategic Income Fund | Annual Report 2018	83

Board Consideration and Approval of Management
Agreement  (continued)
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
84	Columbia Strategic Income Fund | Annual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT. The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Strategic Income Fund | Annual Report 2018	85

Columbia Strategic Income Fund
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN232_08_H01_(10/18)

Annual Report
August 31, 2018
Multi-Manager International Equity Strategies Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Multi-Manager International Equity Strategies Fund   |  Annual Report 2018

Multi-Manager International Equity Strategies Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Multi-Manager International Equity Strategies Fund (the Fund) seeks long-term capital appreciation.
Portfolio management
Arrowstreet Capital
Peter Rathjens, Ph.D.
John Capeci, Ph.D.
Tuomo Vuolteenaho, Ph.D.
Manolis Liodakis, Ph.D., M.B
Baillie Gifford Overseas Limited
Jonathan Bates
Donald Farquharson, CFA
Angus Franklin
Andrew Stobart
Andrew Strathdee, Ph.D.
Jenny Tabberer
Tom Walsh, CFA
Causeway Capital Management LLC
Sarah Ketterer, M.B.A.
Harry Hartford
James Doyle, M.B.A.
Conor Muldoon, CFA, M.B.A
Alessandro Valentini, CFA, M.B.A.
Jonathan Eng, M.B.A.
Foster Corwith, CFA, M.B.A.
Ellen Lee, M.B.A.
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Top 10 holdings (%) (at August 31, 2018)
SAP SE (Germany)	2.1
Roche Holding AG, Genusschein Shares (Switzerland)	1.6
Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	1.4
Linde AG (Germany)	1.4
Prudential PLC (United Kingdom)	1.3
Volkswagen AG (Germany)	1.3
Novartis AG, Registered Shares (Switzerland)	1.2
UniCredit SpA (Italy)	1.1
British American Tobacco PLC (United Kingdom)	1.1
Samsung Electronics Co., Ltd. GDR (South Korea)	1.1
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at August 31, 2018)
Consumer Discretionary	11.2
Consumer Staples	6.7
Energy	6.2
Financials	19.8
Health Care	11.0
Industrials	17.1
Information Technology	14.0
Materials	8.1
Real Estate	0.1
Telecommunication Services	3.9
Utilities	1.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
2	Multi-Manager International Equity Strategies Fund | Annual Report 2018

Fund at a Glance   (continued)
Country breakdown (%) (at August 31, 2018)
Argentina	1.0
Australia	3.1
Austria	0.0 (a)
Brazil	0.6
Cambodia	0.0 (a)
Canada	4.7
Cayman Islands	0.0 (a)
China	2.5
Denmark	1.7
Finland	1.3
France	5.2
Germany	10.6
Hong Kong	2.0
Ireland	1.9
Israel	0.4
Italy	2.4
Japan	16.0
Jersey	0.3
Luxembourg	0.4
Netherlands	4.5
Norway	0.2
Country breakdown (%) (at August 31, 2018)
Panama	0.3
Peru	0.4
Portugal	0.1
Russian Federation	0.3
Singapore	0.6
South Africa	1.4
South Korea	3.1
Spain	2.5
Sweden	1.9
Switzerland	8.2
Taiwan	1.7
Thailand	0.0 (a)
Turkey	0.1
United Kingdom	19.0
United States(b)	1.6
Total	100.0

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Multi-Manager International Equity Strategies Fund | Annual Report 2018	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2018 — August 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Institutional Class	1,000.00	1,000.00	967.00 (a)	1,019.91	3.03 (a)	5.35	1.05 (a)
(a)	Based on operations from May 17, 2018 (commencement of operations) through the stated period end.
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
4	Multi-Manager International Equity Strategies Fund | Annual Report 2018

Portfolio of Investments
August 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 96.6%
Issuer	Shares	Value ($)
Argentina 1.0%
MercadoLibre, Inc.	57,844	19,806,364
Australia 3.1%
Accent Group Ltd.	288,789	341,363
Afterpay Touch Group Ltd.(a)	15,445	200,859
Altium Ltd.	5,488	110,865
Aristocrat Leisure Ltd.	16,664	379,058
ASX Ltd.	18,336	893,091
Aurizon Holdings Ltd.	413,814	1,252,703
Beach Energy Ltd.	154,206	215,547
BHP Billiton Ltd.	88,489	2,125,717
BHP Billiton Ltd., ADR	55,500	2,666,220
Blackmores Ltd.	3,980	470,761
BlueScope Steel Ltd.	66,381	826,237
Brambles Ltd.	115,735	914,067
Caltex Australia Ltd.	15,419	335,059
carsales.com Ltd.	84,825	946,802
Cleanaway Waste Management Ltd.	495,121	685,561
Coca-Cola Amatil Ltd.	42,304	286,322
Cochlear Ltd.	53,769	8,360,909
Computershare Ltd.	18,239	252,344
Crown Resorts Ltd.	113,389	1,159,561
CSL Ltd.	61,247	10,040,621
CSL Ltd. ADR	2,600	213,629
Harvey Norman Holdings Ltd.	196,586	509,195
IDP Education Ltd.	22,107	172,754
Insurance Australia Group Ltd.	188,023	1,044,946
James Hardie Industries PLC	327,504	4,986,497
Medibank Pvt Ltd.	544,569	1,191,599
Metcash Ltd.	184,101	366,574
NEXTDC Ltd.(a)	37,343	190,912
nib holdings Ltd.	49,846	234,171
Nine Entertainment Co. Holdings Ltd.	102,527	178,143
Oil Search Ltd.	119,157	769,142
Perpetual Ltd.	34,774	1,098,174
Pinnacle Investment Management Group Ltd.	23,333	123,625
Platinum Asset Management Ltd.	103,105	402,195
Common Stocks (continued)
Issuer	Shares	Value ($)
QBE Insurance Group Ltd.	17,683	140,322
REA Group Ltd.	17,908	1,177,563
Reliance Worldwide Corp., Ltd.	129,447	495,431
Sandfire Resources NL	68,089	347,196
Seek Ltd.	212,137	3,430,742
South32 Ltd.	197,950	495,099
Steadfast Group Ltd.	163,339	348,341
Suncorp Group Ltd.	59,801	666,881
Super Retail Group Ltd.	97,788	657,905
Treasury Wine Estates Ltd.	87,798	1,234,143
Wesfarmers Ltd.	103,907	3,855,366
Western Areas Ltd.	51,894	97,450
WiseTech Global Ltd.	21,275	327,474
Woodside Petroleum Ltd.	49,951	1,325,208
Woolworths Group Ltd.	187,250	3,822,078
Total		62,366,422
Austria 0.0%
Erste Group Bank AG	14,556	579,021
FACC AG	5,767	145,261
Total		724,282
Brazil 0.6%
Itaú Unibanco Holding SA, ADR	439,903	4,583,789
Kroton Educacional SA	1,485,300	3,726,834
Petroleo Brasileiro SA, ADR	316,690	3,442,420
Total		11,753,043
Cambodia 0.0%
NagaCorp Ltd.	836,000	877,266
Canada 4.7%
Canadian Imperial Bank of Commerce	23,450	2,197,651
Canadian National Railway Co.	45,767	4,069,144
Canadian Pacific Railway Ltd.	64,539	13,574,950
Canadian Tire Corp., Ltd., Class A	6,200	775,689
Constellation Software, Inc.	16,041	12,231,601
EnCana Corp.	1,104,450	14,624,441
Fairfax Financial Holdings Ltd.	27,555	15,128,012
Gildan Activewear, Inc.	341,341	10,059,751
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2018	5

Portfolio of Investments  (continued)
August 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Manulife Financial Corp.	888,929	16,266,379
Restaurant Brands International Inc	33,680	1,931,761
Ritchie Bros. Auctioneers, Inc.	130,926	4,989,590
Total		95,848,969
Cayman Islands 0.0%
Microport Scientific Corp.	246,000	310,862
China 2.5%
Alibaba Group Holding Ltd., ADR(a)	55,700	9,748,057
Baidu, Inc., ADR(a)	69,676	15,780,220
China Mobile Ltd.	2,186,500	20,565,163
China Petroleum & Chemical Corp. ADR	7,200	715,032
Ctrip.com International Ltd., ADR(a)	129,474	5,068,907
Total		51,877,379
Denmark 1.6%
AP Moller - Maersk A/S, Class B	610	941,472
Danske Bank A/S	100,565	2,958,761
DSV A/S	141,273	13,238,157
Novo Nordisk A/S, ADR	85,600	4,208,952
Novozymes AS, Class B	133,649	7,325,285
Pandora A/S	80,111	4,786,302
William Demant Holding AS(a)	5,358	217,918
Total		33,676,847
Finland 1.3%
Fortum OYJ	92,824	2,348,851
Kesko OYJ, Class B	3,808	221,891
KONE OYJ, Class B	205,554	11,097,137
Neste OYJ	11,253	977,031
Nokia OYJ	331,372	1,845,503
Nokia OYJ, ADR	121,870	676,378
Sampo OYJ, Class A	115,139	5,889,849
UPM-Kymmene OYJ	73,749	2,842,058
Total		25,898,698
France 5.1%
Aeroports de Paris	10,897	2,394,397
Beneteau SA	18,318	292,574
BNP Paribas SA	318,639	18,707,529
Carrefour SA	194,754	3,474,553
Cie de Saint-Gobain	99,575	4,284,035
Common Stocks (continued)
Issuer	Shares	Value ($)
Cie Generale des Etablissements Michelin CSA	11,871	1,404,796
Danone SA	88,537	6,969,815
Dassault Systemes	21,475	3,479,824
Edenred	375,605	14,313,338
Engie SA	420,864	6,169,980
Essilor International Cie Generale d’Optique SA	57,432	8,286,359
Faurecia SA	4,798	293,946
Gaztransport Et Technigaz SA	4,763	325,638
Hermes International	1,261	819,968
Kering SA	4,231	2,298,410
Legrand SA	118,359	8,916,300
LVMH Moet Hennessy Louis Vuitton SE	14,948	5,237,366
Renault SA	16,193	1,394,665
Rexel SA	16,496	259,452
Sanofi	18,110	1,549,051
Sanofi, ADR	34,600	1,482,610
Sartorius Stedim Biotech	9,902	1,255,117
Schneider Electric SE	46,829	3,818,019
Societe BIC SA	8,489	785,825
Total SA	63,294	3,957,748
Ubisoft Entertainment SA(a)	3,033	326,214
Veolia Environnement SA	49,471	1,042,810
Vivendi SA	49,639	1,287,773
Total		104,828,112
Germany 9.2%
Adidas AG	10,909	2,721,197
Adidas AG ADR	1,700	211,735
BASF SE	230,143	21,288,265
BASF SE, ADR	21,408	495,060
Bayer AG, Registered Shares	37,354	3,485,169
Beiersdorf AG	27,578	3,210,719
Brenntag AG	85,471	5,152,991
Commerzbank AG	156,470	1,479,316
Continental AG	36,893	6,768,262
Covestro AG	39,028	3,324,242
Deutsche Boerse AG	139,022	19,203,004
Deutsche Post AG	176,400	6,431,395
Evonik Industries AG	18,855	702,758
Fresenius Medical Care AG & Co. KGaA	31,008	3,140,708

The accompanying Notes to Financial Statements are an integral part of this statement.
6	Multi-Manager International Equity Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Hugo Boss AG	13,063	1,043,509
Hypoport AG(a)	536	117,215
Linde AG	120,053	27,340,767
Merck KGaA	29,562	3,104,739
MTU Aero Engines AG	36,246	7,947,503
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	25,666	5,535,318
SAP SE	352,069	42,345,771
SAP SE, ADR	30,714	3,677,694
Scout24 AG(b)	118,886	6,149,143
Siemens AG, Registered Shares	55,335	7,192,486
Symrise AG	6,689	624,712
TUI AG	64,325	1,186,057
Wacker Chemie AG	11,984	1,728,371
Wirecard AG	7,998	1,775,968
Total		187,384,074
Hong Kong 1.9%
AIA Group Ltd.	1,611,800	13,916,699
China Merchants Port Holdings Co., Ltd.	2,148,000	4,388,215
CNOOC Ltd. ADR	8,014	1,424,168
Hang Seng Bank Ltd.	326,500	8,857,645
Hong Kong Exchanges and Clearing Ltd.	349,000	9,943,646
Link REIT (The)	86,000	857,191
Vitasoy International Holdings Ltd.	52,000	167,013
WH Group Ltd.	245,500	185,409
Total		39,739,986
Ireland 1.9%
CRH PLC	277,324	9,178,974
Kingspan Group PLC	216,767	10,532,490
Ryanair Holdings PLC, ADR(a)	123,784	12,609,876
Shire PLC, ADR	33,000	5,783,910
Total		38,105,250
Israel 0.4%
Check Point Software Technologies Ltd.(a)	40,208	4,671,768
Israel Chemicals Ltd.	192,878	1,127,016
NiCE Ltd.(a)	7,471	862,573
Nice Ltd., ADR(a)	19,600	2,265,564
Total		8,926,921
Common Stocks (continued)
Issuer	Shares	Value ($)
Italy 2.4%
Assicurazioni Generali SpA	190,638	3,174,305
Enel SpA	1,246,646	6,164,409
ENI SpA	101,251	1,878,083
Eni SpA ADR	79,083	2,937,933
Intesa Sanpaolo SpA	1,112,805	2,748,067
Leonardo-Finmeccanica SpA	17,109	191,642
Luxottica Group SpA	56,683	3,758,198
Snam SpA	497,586	2,042,298
Telecom Italia SpA(a)	542,465	345,687
Terna Rete Elettrica Nazionale SpA	223,824	1,175,871
UniCredit SpA	1,569,458	22,651,618
UnipolSai SpA	427,782	955,855
Total		48,023,966
Japan 15.9%
Air Water, Inc.	41,600	745,631
Asahi Group Holdings Ltd.	2,000	90,315
Asahi Kasei Corp.	26,700	391,249
Astellas Pharma, Inc.	222,100	3,765,398
Bandai Namco Holdings, Inc.	8,500	329,421
Brother Industries Ltd.	51,700	1,060,591
Canon, Inc.	137,300	4,405,493
Canon, Inc., ADR	16,052	515,109
Central Japan Railway Co.	18,300	3,674,220
Chugai Pharmaceutical Co., Ltd.	38,000	2,201,257
Concordia Financial Group Ltd.	152,300	730,826
Dai-ichi Life Holdings, Inc.	177,800	3,387,588
Daiichi Sankyo Co., Ltd.	18,700	729,893
Daiwabo Holdings Co., Ltd.	6,900	411,474
Denso Corp.	162,900	7,848,770
Don Quijote Holdings Co., Ltd.	14,100	684,333
DTS Corp.	11,500	471,317
East Japan Railway Co.	200,100	18,093,547
Eisai Co., Ltd.	13,000	1,177,240
FANUC Corp.	47,500	9,314,025
Fuji Soft, Inc.	4,000	196,846
FUJIFILM Holdings Corp.	93,600	3,953,507
Hamamatsu Photonics KK	27,600	1,109,575
Hankyu Hanshin Holdings, Inc.	10,900	388,737

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
August 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Hino Motors Ltd.	77,500	815,987
Hitachi Capital Corp.	48,700	1,354,873
Hitachi Ltd.	706,000	4,608,467
Honda Motor Co., Ltd. ADR	70,353	2,084,559
Hoya Corp.	42,400	2,477,431
Hoya Corp. ADR	16,200	949,077
Idemitsu Kosan Co., Ltd.	5,300	267,508
Inpex Corp.	109,100	1,192,833
Isetan Mitsukoshi Holdings Ltd.	69,900	790,209
Japan Airlines Co., Ltd.	374,500	13,496,083
Japan Exchange Group, Inc.	785,200	13,835,553
Jeol Ltd.	14,000	145,357
JFE Holdings, Inc.	98,000	2,142,194
JSR Corp.	66,000	1,280,274
JXTG Holdings, Inc.	680,500	4,791,310
Kansai Electric Power Co., Inc. (The)	27,700	396,281
KDDI Corp.	727,100	19,224,407
Keio Corp.	23,500	1,164,625
Keisei Electric Railway Co., Ltd.	34,100	1,143,682
Keyence Corp.	4,600	2,604,098
Kikkoman Corp.	19,500	976,802
Komatsu Ltd.	60,900	1,726,679
Konica Minolta, Inc.	269,900	2,744,810
Kose Corp.	1,200	221,260
Kyocera Corp.	42,500	2,678,518
LAC Co., Ltd.	7,300	126,350
Mani, Inc.	2,100	91,693
Mazda Motor Corp.	204,800	2,370,459
Mitsubishi Chemical Holdings Corp.	164,900	1,477,463
Mitsubishi Corp.	117,800	3,359,311
Mitsubishi Gas Chemical Co., Inc.	6,800	141,358
Mitsui & Co., Ltd.	249,100	4,149,705
MS&AD Insurance Group Holdings, Inc.	106,500	3,272,610
NEC Corp.	46,300	1,278,287
Nidec Corp.	85,200	12,333,661
Nippon Telegraph & Telephone Corp.	57,100	2,540,436
Nippon Telegraph & Telephone Corp., ADR	3,200	142,128
Nissan Chemical Industries Ltd.	16,300	777,050
Nitto Denko Corp.	13,500	1,047,816
Common Stocks (continued)
Issuer	Shares	Value ($)
Noritake Co., Ltd.	1,800	108,116
NS Solutions Corp.	14,000	452,302
NTT Data Corp.	111,900	1,435,881
NTT DoCoMo, Inc.	86,700	2,246,893
Oji Holdings Corp.	34,000	232,706
Omron Corp.	8,900	398,523
Ono Pharmaceutical Co., Ltd.	41,100	1,079,850
Oracle Corp. Japan	1,500	125,716
ORIX Corp.	41,500	667,391
OSG Corp.	6,400	146,758
Otsuka Holdings Co., Ltd.	31,600	1,482,514
Panasonic Corp.	262,900	3,131,806
Pigeon Corp.	2,400	115,910
Poletowin Pitcrew Holdings, Inc.	21,100	483,113
Recruit Holdings Co., Ltd.	49,900	1,520,998
Resona Holdings, Inc.	231,300	1,311,986
Ricoh Co., Ltd.	27,900	292,427
Sega Sammy Holdings, Inc.	6,800	109,610
Seiko Epson Corp.	46,300	791,297
Seiko Holdings Corp.	13,800	385,874
Seven & I Holdings Co., Ltd.	52,100	2,118,604
Shimano, Inc.	63,900	9,859,759
Shin-Etsu Chemical Co., Ltd.	46,900	4,393,038
Shinko Electric Industries Co., Ltd.	96,900	912,336
Shinsei Bank Ltd.	105,400	1,619,965
Shionogi & Co., Ltd.	46,400	2,696,670
Shiseido Co., Ltd.	11,800	830,724
Shizuoka Bank Ltd. (The)	128,600	1,137,121
Showa Shell Sekiyu KK	19,800	399,391
SMC Corp.	28,600	9,528,420
Sompo Holdings, Inc.	298,400	12,733,480
Sony Corp.	150,100	8,535,083
Sony Financial Holdings, Inc.	78,900	1,571,155
Sumitomo Chemical Co., Ltd.	367,000	2,083,024
Sumitomo Corp.	208,700	3,384,288
Sumitomo Mitsui Financial Group, Inc.	221,800	8,719,725
Sumitomo Mitsui Trust Holdings, Inc.	207,600	8,329,927
Sundrug Co., Ltd.	2,900	104,064
Takeda Pharmaceutical Co., Ltd.	510,000	21,247,213

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Multi-Manager International Equity Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Takeda Pharmaceutical Co., Ltd. ADR	97,800	2,042,064
Terumo Corp.	15,200	837,948
Tohoku Electric Power Co., Inc.	38,900	486,894
Tokio Marine Holdings, Inc.	117,600	5,541,527
Tokio Marine Holdings, Inc., ADR	6,668	315,196
Tokyo Electric Power Co. Holdings, Inc.(a)	112,100	518,180
Tokyo Gas Co., Ltd.	88,600	2,097,806
Tokyu Corp.	91,900	1,514,193
Toyota Tsusho Corp.	282,600	9,627,539
Trend Micro, Inc.	4,600	289,238
Unicharm Corp.	65,000	2,123,085
Welcia Holdings Co., Ltd.	1,500	69,221
West Japan Railway Co.	3,100	207,866
Yokogawa Electric Corp.	19,200	393,667
Total		324,685,648
Jersey 0.3%
boohoo Group PLC(a)	2,456,548	5,637,082
Ferguson PLC	3,348	268,287
Total		5,905,369
Luxembourg 0.4%
Spotify Technology SA(a)	43,710	8,283,919
Netherlands 4.5%
Aegon NV	647,383	3,881,990
Aegon NV, Registered Shares	110,907	659,897
AerCap Holdings NV(a)	26,935	1,534,487
Akzo Nobel NV	197,761	18,483,452
ASR Nederland NV	11,394	543,572
Fiat Chrysler Automobiles NV(a)	49,639	838,925
Heineken Holding NV	108,327	10,323,300
ING Groep NV	630,016	8,548,792
Koninklijke Ahold Delhaize NV, ADR	9,600	232,848
Koninklijke DSM NV	26,471	2,777,035
Koninklijke Philips NV	75,900	3,387,417
Koninklijke Philips NV	122,979	5,494,365
NN Group NV	79,908	3,425,376
Randstad Holding NV	33,266	2,083,585
RELX NV	334,646	7,411,441
RELX NV, ADR	5,821	129,459
Common Stocks (continued)
Issuer	Shares	Value ($)
STMicroelectronics NV	30,845	633,540
STMicroelectronics NV, Registered Shares	46,945	971,292
Unilever NV-CVA	300,127	17,260,110
Wolters Kluwer NV	53,080	3,364,048
Wolters Kluwer NV ADR	2,100	133,098
Total		92,118,029
Norway 0.2%
Aker BP ASA	32,180	1,139,672
Equinor ASA ADR	87,809	2,262,838
Odfjell Drilling Ltd.(a)	28,310	126,255
Orkla	41,115	338,288
Statoil ASA	40,305	1,033,801
Total		4,900,854
Panama 0.4%
Copa Holdings SA, Class A	89,019	7,116,179
Peru 0.4%
Credicorp Ltd.	37,772	8,235,051
Portugal 0.1%
Altri SGPS SA	12,105	111,845
Galp Energia SGPS SA	90,323	1,831,597
Total		1,943,442
Russian Federation 0.3%
Gazprom PJSC ADR	43,500	191,835
Magnit PJSC GDR(b)	303,799	4,487,111
Novatek PJSC GDR(b)	5,744	959,248
Novolipetsk Steel PJSC, GDR	817	19,804
Rosneft Oil Co. PJSC GDR(b)	184,409	1,175,054
Sberbank of Russia PJSC, ADR	18,800	204,074
Total		7,037,126
Singapore 0.6%
Singapore Exchange	70,400	380,465
United Overseas Bank Ltd.	558,400	11,005,227
Total		11,385,692
South Africa 1.4%
Discovery Ltd.	621,778	7,413,523
Naspers Ltd., Class N	94,115	20,915,818
Total		28,329,341

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
August 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
South Korea 3.1%
KB Financial Group, Inc., ADR	6,682	306,102
NAVER Corp.	9,144	6,174,166
Samsung Electronics Co., Ltd.	336,882	14,644,481
Samsung Electronics Co., Ltd. GDR	20,841	22,258,188
SK Innovation Co., Ltd.	11,078	1,920,510
SK Telecom Co., Ltd.	75,642	17,810,172
Total		63,113,619
Spain 2.5%
Amadeus IT Group SA ADR	4,044	373,807
Amadeus IT Group SA, Class A	49,850	4,624,442
Bankinter SA	756,680	6,731,416
CaixaBank SA	1,574,907	7,058,191
Enagas SA	41,530	1,154,532
Gas Natural SDG SA	26,371	708,012
Grifols SA	206,757	6,079,027
Iberdrola SA	299,403	2,231,851
Industria de Diseno Textil SA	312,934	9,462,353
International Consolidated Airlines Group SA	157,165	1,412,003
Prosegur Cia de Seguridad SA, Registered Shares	48,591	293,008
Red Electrica Corp. SA	73,795	1,550,402
Repsol SA	207,272	3,985,389
Telefonica SA	539,643	4,376,591
Total		50,041,024
Sweden 1.9%
Atlas Copco AB, Class B	432,772	11,442,597
Boliden AB	10,729	280,862
Elekta AB, Class B	77,198	1,009,171
Epiroc AB, Class B(a)	770,637	7,370,017
Hexagon AB, ADR	9,400	558,783
Industrivarden AB, Class A	71,903	1,578,774
Investment AB Oresund(a)	4,294	68,928
Investor AB, Class A	4,429	200,016
Kinnevik AB, Class B	27,260	895,437
Lundin Petroleum AB	46,734	1,623,526
Resurs Holding AB(b)	149,692	1,093,413
Svenska Handelsbanken AB, Class A	825,090	10,001,064
Swedish Match AB	32,965	1,762,310
Common Stocks (continued)
Issuer	Shares	Value ($)
Swedish Orphan Biovitrum AB(a)	27,138	864,722
Total		38,749,620
Switzerland 8.1%
ABB Ltd.	862,692	20,337,903
Barry Callebaut AG	1,339	2,387,198
Cie Financiere Richemont SA, Class A, Registered Shares	228,464	20,200,531
Coca-Cola HBC AG	47,613	1,628,381
Credit Suisse Group AG, Registered Shares	540,410	8,092,908
Givaudan SA	3,273	7,962,583
Idorsia Ltd.(a)	17,839	450,921
Logitech International SA	30,266	1,493,862
Nestlé SA, Registered Shares	203,630	17,097,147
Novartis AG, ADR	74,975	6,223,675
Novartis AG, Registered Shares	286,652	23,772,079
Panalpina Welttransport Holding	23,852	3,573,186
Roche Holding AG, ADR	99,575	3,087,323
Roche Holding AG, Genusschein Shares	127,248	31,613,431
SGS SA, Registered Shares	2,868	7,554,299
Straumann Holding AG, Registered Shares	959	764,331
Swatch Group AG (The)	9,246	3,945,469
Vifor Pharma AG	4,940	910,530
Wizz Air Holdings PLC(a),(b)	28,081	1,154,422
Zurich Insurance Group AG	11,951	3,639,861
Total		165,890,040
Taiwan 1.7%
Hon Hai Precision Industry Co., Ltd.	2,484,000	6,525,564
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	656,851	28,638,703
Total		35,164,267
Thailand 0.0%
PTT PCL	98,100	157,504
Turkey 0.1%
Akbank TAS	1,646,547	1,444,383
United Kingdom 18.8%
3i Group PLC	250,628	2,912,643
Aggreko PLC	18,448	200,567
Anglo American PLC	45,799	915,342
Ashtead Group PLC	123,006	3,766,709

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Multi-Manager International Equity Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
ASOS PLC(a)	62,932	4,988,303
Associated British Foods PLC	56,610	1,679,944
AstraZeneca PLC	216,888	16,294,641
AstraZeneca PLC, ADR	15,715	602,513
Atlassian Corp. PLC, Class A(a)	31,476	2,833,155
Aviva PLC	2,012,108	12,651,699
BAE Systems PLC	55,699	437,599
BAE Systems PLC, ADR	4,800	153,000
Barclays Bank PLC	8,444,335	19,235,038
BHP Billiton PLC	242,918	5,176,837
BHP Billiton PLC, ADR	32,500	1,391,650
BP PLC	2,992,326	21,231,965
BP PLC, ADR	215,807	9,253,804
British American Tobacco PLC	466,681	22,516,142
Burberry Group PLC	231,109	6,699,532
Cairn Energy PLC(a)	43,519	134,844
Carnival PLC	177,736	10,671,022
Cranswick PLC	9,032	378,218
Dechra Pharmaceuticals PLC	42,084	1,702,266
Diageo PLC	208,976	7,300,127
Diageo PLC, ADR	56,607	7,891,582
Evraz PLC	38,845	250,544
Experian PLC	530,348	13,201,340
Experian PLC ADR	14,000	347,830
Galiform PLC	703,505	4,493,716
Genus PLC	6,943	256,536
GlaxoSmithKline PLC	417,739	8,450,780
GlaxoSmithKline PLC, ADR	127,500	5,163,750
Halma PLC	56,548	1,049,823
Hargreaves Lansdown PLC	318,528	9,085,025
Imperial Brands PLC, ADR	6,300	224,469
Indivior PLC(a)	99,085	347,481
Jardine Lloyd Thompson Group	13,068	244,643
Johnson Matthey PLC	104,488	4,735,804
JPJ Group PLC(a)	25,783	276,102
Just Eat PLC(a)	1,113,217	11,063,804
Kingfisher PLC	150,836	534,833
Lloyds Banking Group PLC	10,443,921	8,029,234
Micro Focus International PLC	459,252	7,769,935
Common Stocks (continued)
Issuer	Shares	Value ($)
Ophir Energy PLC(a)	153,448	81,565
Pearson PLC, ADR	2,171	25,683
Pets at Home Group PLC	347,760	524,794
Prudential PLC	1,198,736	26,963,661
PZ Cussons PLC	24,173	75,214
RELX PLC	17,682	391,998
RELX PLC, ADR	23,302	519,635
Rightmove PLC	169,540	1,081,527
Rio Tinto PLC	318,943	15,129,735
Rio Tinto PLC, ADR	43,807	2,104,050
Rolls-Royce Holdings PLC	1,357,054	17,681,497
Royal Dutch Shell PLC, ADR, Class A	77,499	5,055,260
Royal Dutch Shell PLC, ADR, Class B	76,755	5,171,752
Royal Dutch Shell PLC, Class A	27,472	890,936
Royal Dutch Shell PLC, Class A	115,346	3,747,521
Royal Dutch Shell PLC, Class B	604,156	19,898,674
Scapa Group PLC	26,219	145,416
Scottish & Southern Energy PLC	849,941	13,806,884
Shire PLC	112,073	6,536,188
Smith & Nephew PLC	170,873	3,007,247
Smith & Nephew PLC ADR	6,200	222,146
Sports Direct International PLC(a)	50,475	249,778
St. James’s Place PLC	394,382	5,785,321
Superdry PLC	28,123	434,604
Tate & Lyle PLC	74,543	647,883
Unilever PLC ADR	14,278	811,990
Victrex PLC	16,260	667,823
Vodafone Group PLC	5,337,829	11,383,777
Whitbread PLC	76,957	4,585,471
Total		384,172,821
United States 0.2%
Aveva Group PLC	16,918	622,907
PriceSmart, Inc.	47,643	4,137,795
Total		4,760,702
Total Common Stocks (Cost $2,024,935,878)		1,973,583,071

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
August 31, 2018
Exchange-Traded Funds 0.1%
	Shares	Value ($)
United States 0.1%
iShares MSCI EAFE ETF	46,972	3,163,094
Total Exchange-Traded Funds (Cost $3,304,845)		3,163,094

Participation Notes 0.1%
Issuer	Shares	Value ($)
United Kingdom 0.1%
HSBC Bank PLC(a)
(linked to common shares of Alinma Bank)
01/19/2021	362,967	2,101,217
Total Participation Notes (Cost $2,094,662)		2,101,217

Preferred Stocks 1.5%
Issuer	Shares	Value ($)
Germany 1.4%
Henkel AG & Co. KGaA	18,353	2,342,292
Volkswagen AG	159,895	26,139,638
Total		28,481,930
Preferred Stocks (continued)
Issuer	Shares	Value ($)
Spain 0.1%
Grifols SA	87,695	1,862,793
Total Preferred Stocks (Cost $35,844,830)		30,344,723

Money Market Funds 1.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.058%(c),(d)	25,677,255	25,674,687
Total Money Market Funds (Cost $25,674,687)		25,674,687
Total Investments in Securities (Cost $2,091,854,902)		2,034,866,792
Other Assets & Liabilities, Net		8,407,319
Net Assets		$2,043,274,111

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At August 31, 2018, the total value of these securities amounted to $15,018,391, which represents 0.74% of total net assets.
(c)	The rate shown is the seven-day current annualized yield at August 31, 2018.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.058%
	20,000	1,799,895,178	(1,774,237,923)	25,677,255	62,756	—	593,217	25,674,687
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager International Equity Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
August 31, 2018
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Argentina	19,806,364	—	—	—	19,806,364
Australia	2,879,849	59,486,573	—	—	62,366,422
Austria	—	724,282	—	—	724,282
Brazil	11,753,043	—	—	—	11,753,043
Cambodia	—	877,266	—	—	877,266
Canada	95,848,969	—	—	—	95,848,969
Cayman Islands	—	310,862	—	—	310,862
China	31,312,216	20,565,163	—	—	51,877,379
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2018	13

Portfolio of Investments  (continued)
August 31, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Denmark	4,208,952	29,467,895	—	—	33,676,847
Finland	676,378	25,222,320	—	—	25,898,698
France	1,482,610	103,345,502	—	—	104,828,112
Germany	4,384,489	182,999,585	—	—	187,384,074
Hong Kong	1,424,168	38,315,818	—	—	39,739,986
Ireland	18,393,786	19,711,464	—	—	38,105,250
Israel	6,937,332	1,989,589	—	—	8,926,921
Italy	2,937,933	45,086,033	—	—	48,023,966
Japan	6,048,133	318,637,515	—	—	324,685,648
Jersey	—	5,905,369	—	—	5,905,369
Luxembourg	8,283,919	—	—	—	8,283,919
Netherlands	7,048,498	85,069,531	—	—	92,118,029
Norway	2,262,838	2,638,016	—	—	4,900,854
Panama	7,116,179	—	—	—	7,116,179
Peru	8,235,051	—	—	—	8,235,051
Portugal	—	1,943,442	—	—	1,943,442
Russian Federation	—	7,037,126	—	—	7,037,126
Singapore	—	11,385,692	—	—	11,385,692
South Africa	—	28,329,341	—	—	28,329,341
South Korea	306,102	62,807,517	—	—	63,113,619
Spain	373,807	49,667,217	—	—	50,041,024
Sweden	558,783	38,190,837	—	—	38,749,620
Switzerland	9,310,998	156,579,042	—	—	165,890,040
Taiwan	28,638,703	6,525,564	—	—	35,164,267
Thailand	—	157,504	—	—	157,504
Turkey	—	1,444,383	—	—	1,444,383
United Kingdom	41,772,269	342,400,552	—	—	384,172,821
United States	4,137,795	622,907	—	—	4,760,702
Total Common Stocks	326,139,164	1,647,443,907	—	—	1,973,583,071
Exchange-Traded Funds	3,163,094	—	—	—	3,163,094
Participation Notes	—	2,101,217	—	—	2,101,217
Preferred Stocks
Germany	—	28,481,930	—	—	28,481,930
Spain	—	1,862,793	—	—	1,862,793
Total Preferred Stocks	—	30,344,723	—	—	30,344,723
Money Market Funds	—	—	—	25,674,687	25,674,687
Total Investments in Securities	329,302,258	1,679,889,847	—	25,674,687	2,034,866,792
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager International Equity Strategies Fund | Annual Report 2018

Statement of Assets and Liabilities
August 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,066,180,215)	$2,009,192,105
Affiliated issuers (cost $25,674,687)	25,674,687
Cash	138,866
Foreign currency (cost $6,406,159)	6,387,564
Receivable for:
Investments sold	12,546,651
Capital shares sold	2,853,360
Dividends	5,543,298
Foreign tax reclaims	341,924
Prepaid expenses	12,880
Trustees’ deferred compensation plan	811
Total assets	2,062,692,146
Liabilities
Payable for:
Investments purchased	15,657,601
Capital shares purchased	3,091,218
Management services fees	44,756
Transfer agent fees	261,375
Compensation of chief compliance officer	40
Other expenses	362,234
Trustees’ deferred compensation plan	811
Total liabilities	19,418,035
Net assets applicable to outstanding capital stock	$2,043,274,111
Represented by
Paid in capital	2,105,102,700
Undistributed net investment income	8,207,568
Accumulated net realized loss	(13,059,906)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(56,988,110)
Foreign currency translations	11,859
Total - representing net assets applicable to outstanding capital stock	$2,043,274,111
Institutional Class
Net assets	$2,043,274,111
Shares outstanding	211,234,011
Net asset value per share	$9.67
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2018	15

Statement of Operations
For the period from May 17, 2018 (commencement of operations) through August 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$14,610,037
Dividends — affiliated issuers	593,217
Foreign taxes withheld	(1,270,016)
Total income	13,933,238
Expenses:
Management services fees	4,352,066
Transfer agent fees
Institutional Class	1,056,726
Compensation of board members	10,701
Custodian fees	115,106
Printing and postage fees	113,337
Registration fees	273,196
Audit fees	14,725
Legal fees	12,139
Compensation of chief compliance officer	100
Other	34,875
Total expenses	5,982,971
Net investment income	7,950,267
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(13,094,320)
Investments — affiliated issuers	62,756
Foreign currency translations	228,959
Net realized loss	(12,802,605)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(56,988,110)
Foreign currency translations	11,859
Net change in unrealized appreciation (depreciation)	(56,976,251)
Net realized and unrealized loss	(69,778,856)
Net decrease in net assets resulting from operations	$(61,828,589)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager International Equity Strategies Fund | Annual Report 2018

Statement of Changes in Net Assets
Year Ended August 31, 2018 (a)
Operations
Net investment income	$7,950,267
Net realized loss	(12,802,605)
Net change in unrealized appreciation (depreciation)	(56,976,251)
Net decrease in net assets resulting from operations	(61,828,589)
Increase in net assets from capital stock activity	2,105,082,700
Total increase in net assets	2,043,254,111
Net assets at beginning of period	20,000
Net assets at end of period	$2,043,274,111
Undistributed net investment income	$8,207,568

	Year Ended
	August 31, 2018 (a)
	Shares	Dollars ($)
Capital stock activity
Institutional Class
Subscriptions	219,285,195	2,183,577,392
Redemptions	(8,053,184)	(78,494,692)
Net increase	211,232,011	2,105,082,700
Total net increase	211,232,011	2,105,082,700

(a)	Based on operations from May 17, 2018 (fund commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2018	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Institutional Class	Year Ended August 31, 2018 (a)
Per share data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.04
Net realized and unrealized loss	(0.37)
Total from investment operations	(0.33)
Net asset value, end of period	$9.67
Total return	(3.30%)
Ratios to average net assets
Total gross expenses(b)	1.05% (c)
Total net expenses(b),(d)	1.05% (c)
Net investment income	1.51% (c)
Supplemental data
Net assets, end of period (in thousands)	$2,043,274
Portfolio turnover	17%

Notes to Financial Highlights
(a)	The Fund commenced operations on May 17, 2018. Per share data and total return reflect activity from that date.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Annualized.
(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager International Equity Strategies Fund | Annual Report 2018

Notes to Financial Statements
August 31, 2018
Note 1. Organization
Multi-Manager International Equity Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
On May 9, 2018, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $20,000 in the Fund (2,000 shares for Institutional Class), which represented the initial capital for Institutional Class at $10 per share. Shares of the Fund were first offered to the public on May 17, 2018.
These financial statements cover the period from May 17, 2018 (commencement of operations) through August 31, 2018. All references to the year ended August 31, 2018 refer to the period from May 17, 2018 through August 31, 2018.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes identified below.
Institutional Class shares are not subject to any front-end sales charge or contingent deferred sales charge.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Multi-Manager International Equity Strategies Fund | Annual Report 2018	19

Notes to Financial Statements  (continued)
August 31, 2018
Participation Notes are valued at the market price of the underlying equity security. Counterparty risk is regularly reviewed and considered for valuation.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Participation notes
The Fund invests in Participation Notes (P-Notes), which are a type of equity-linked note. P-Notes are issued by a bank or broker-dealer that entitles the Fund to a return measured by the change in value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). P-Notes are typically used when a direct investment in the Underlying Equity is restricted due to country-specific regulations. Investment in a P-Note is not the same as investment in the constituent shares of the company (or other issuer type) to which the Underlying Equity is economically tied. A P-Note represents only an obligation of the company or other issuer type to provide the Fund the economic performance equivalent to holding shares of the Underlying Equity. The holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the Underlying Equity. Income received from P-Notes is recorded as dividend income in the Statement of Operations. A P-Note does not provide any beneficial or equitable entitlement or interest in the relevant Underlying Equity. In other words, shares of the Underlying Equity are not in any way owned by the Fund. Risks associated with P-Notes include the possible failure of a counterparty (i.e., the issuing bank or broker-dealer) to perform in accordance with the terms of the agreement, inability to transfer or liquidate the notes, potential delays or an inability to redeem the notes before maturity under certain market conditions, and limited legal recourse against the issuer of the underlying common stock.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
20	Multi-Manager International Equity Strategies Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Multi-Manager International Equity Strategies Fund | Annual Report 2018	21

Notes to Financial Statements  (continued)
August 31, 2018
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreement below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.67% as the Fund’s net assets increase. The annualized effective management services fee rate for the year ended August 31, 2018 was 0.80% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into Subadvisory Agreements with Arrowstreet Capital, Limited Partnership (Arrowstreet), Baillie Gifford Overseas Limited (Baillie Gifford) and Causeway Capital Management LLC (Causeway) to subadvise a portion of the Fund. The Investment Manager compensates Arrowstreet, Baillie Gifford and Causeway to manage the investments of a portion of the Fund’s assets.
Other expenses
Other expenses include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
22	Multi-Manager International Equity Strategies Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
For the year ended August 31, 2018, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Institutional Class	0.19
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through December 31, 2019
Institutional Class	1.07%
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
Multi-Manager International Equity Strategies Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
August 31, 2018
At August 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, capital loss carryforwards, trustees’ deferred compensation and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
257,301	(257,301)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
For the years ended August 31, 2018 there were no distributions.
At August 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
8,702,773	—	(10,494,779)	(60,040,460)
At August 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
2,094,907,252	54,924,867	(114,965,327)	(60,040,460)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended August 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	10,494,779	—	10,494,779	—	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,399,250,806 and $319,976,271, respectively, for the year ended August 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
24	Multi-Manager International Equity Strategies Fund | Annual Report 2018

Notes to Financial Statements  (continued)
August 31, 2018
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended August 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended August 31, 2018.
Note 9. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Multi-Manager International Equity Strategies Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
August 31, 2018
Geographic concentration risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
Shareholder concentration risk
At August 31, 2018, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
26	Multi-Manager International Equity Strategies Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Multi-Manager International Equity Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Multi-Manager International Equity Strategies Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the “Fund”) as of August 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period May 17, 2018 (commencement of operations) through August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the period May 17, 2018 (commencement of operations) through August 31, 2018 in conformity with accounting principles generally accepted in the United States of America
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other audit procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 24, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Multi-Manager International Equity Strategies Fund | Annual Report 2018	27

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
$1,248,481	$0.01	$14,425,181	$0.07
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
28	Multi-Manager International Equity Strategies Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Multi-Manager International Equity Strategies Fund | Annual Report 2018	29

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
30	Multi-Manager International Equity Strategies Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	193	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, contacting your financial intermediary or visiting
investor.columbiathreadneedleus.com.
Multi-Manager International Equity Strategies Fund | Annual Report 2018	31

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
32	Multi-Manager International Equity Strategies Fund | Annual Report 2018

Board Consideration and Approval of Management and Subadvisory Agreements
On March 7, 2018, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved, for an initial two-year term, and, on June 12, 2018, in connection with the Board’s review of the management agreements for the other series of the Trust, approved the continuation of, the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) and the Subadvisory Agreements (the Subadvisory Agreements) between the Investment Manager and Threadneedle International Limited (Threadneedle), Arrowstreet Capital, Limited Partnership (Arrowstreet), Baillie Gifford Overseas Limited (Baillie Gifford) and Causeway Capital Management LLC (Causeway) with respect to Multi-Manager International Equity Strategies Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the Management Agreement and the Subadvisory Agreements (collectively, the Agreements).
In connection with their deliberations regarding the proposed Management Agreement and Subadvisory Agreements, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials, as well as other materials provided by the Investment Manager in connection with the Board’s most recent and current consideration of the annual approval of the continuation of the management agreements with respect to other series of the Trust, with representatives of the Investment Manager at the Committee meetings held on March 6, 2018 and June 11, 2018 and at Board meetings held on December 13, 2017, March 7, 2018 and June 12, 2018. The Committee and the Board also considered the Investment Manager’s representation regarding the substantial similarity of the resources available to the Investment Manager and Threadneedle, an affiliate of the Investment Manager.
The Committee and the Board also consulted with Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the Management Agreement and the Subadvisory Agreements. The information and factors considered by the Committee and the Board in recommending for approval or approving the Management Agreement and the Subadvisory Agreements for the Fund included the following:
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2019 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Agreements;
•	The subadvisory fees payable by the Investment Manager under the Subadvisory Agreements;
•	Information on the Fund’s proposed management fees and anticipated total expenses, including information comparing the Fund’s anticipated expenses to those of a group of comparable mutual funds, as determined by the Investment Manager;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution and transfer agency services to the Fund;
•	Descriptions of various functions performed by the Investment Manager and the Subadvisers under the Agreements, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly managed portfolios of other clients of the Investment Manager;
Multi-Manager International Equity Strategies Fund | Annual Report 2018	33

Board Consideration and Approval of Management and Subadvisory Agreements  (continued)
•	Information regarding the reputation, regulatory history and resources of the Investment Manager and Subadvisers, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager and the Subadvisers with respect to compliance monitoring services, including an assessment of the Investment Manager’s and the Subadvisers’ compliance systems by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services to be provided under the agreements
The Committee and the Board considered the nature, extent and quality of services to be provided to the Fund by the Investment Manager, the Subadvisers and the Investment Manager’s affiliates under the Agreements and under separate agreements for the provision of distribution and transfer agency services, and the resources to be dedicated to the Fund and the other Columbia Funds by the Investment Manager, the Subadvisers and the Investment Manager’s affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the Investment Manager’s and the Subadvisers’ investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager and the Subadvisers, which included consideration of the Investment Manager’s and the Subadvisers’ experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. The Board also noted that, based on information provided by the Investment Manager, the Board had approved each Subadviser’s code of ethics and compliance program, and that the Chief Compliance Officer of the Funds reports to the Trustees on each Subadviser’s compliance program.
The Committee and the Board considered the diligence and selection process undertaken by the Investment Manager to select the Subadvisers, including the Investment Manager’s rationale for recommending the approval of the Subadvisory Agreements, and the process for monitoring the Subadvisers’ ongoing performance of services for the Fund. As part of these deliberations, the Committee and the Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission. The Committee and the Board also considered the scope of services provided to the Fund by the Investment Manager that would be distinct from and in addition to those that may or would be provided by the Subadvisers, including cash flow management, treasury services, risk oversight, investment oversight and Subadviser selection, oversight and transition management.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Agreements supported the approval of the Agreements.
Investment performance
Because the Fund had not yet commenced operations as of March 2018, and had only recently commenced operations as of May 2018, the Committee and the Board did not have meaningful investment performance to compare to the returns of a group of comparable mutual funds. However, the Committee and the Board expected to consider, in connection with their next review and consideration of the continuation of the Agreements, the investment performance of the Fund in relation to the annualized return for various time periods of both a group of comparable funds, as determined by the independent third-party data provider, and a benchmark.
34	Multi-Manager International Equity Strategies Fund | Annual Report 2018

Board Consideration and Approval of Management and Subadvisory Agreements  (continued)
The Committee and the Board also considered the Investment Manager’s and Subadvisers’ performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. The Board also considered the investment performance of Arrowstreet’s, Baillie Gifford’s and Causeway’s related composites, including their absolute and risk-adjusted returns, noting that Arrowstreet, Baillie Gifford and Causeway had delivered strong performance results over the one-, three- and five-year periods for strategies similar to those proposed for their respective sleeves of the Fund. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Investment Manager and the Subadvisers were sufficient, in light of other considerations, to warrant the approval of the Agreements.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees to be charged to the Fund under the Management Agreement and the Subadvisory Agreements, as well as the total expenses expected to be incurred by the Fund. In assessing the reasonableness of the proposed fees under the Agreements, the Committee and the Board considered, among other information, the Fund’s proposed management fee and its expected total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered, for each Subadviser for which such information was publicly available, the fees such Subadviser charges to certain of its other clients, and noted that the Investment Manager pays the fees of the Subadvisers. The Committee and the Board noted that Threadneedle was not currently expected to manage any assets under its respective Subadvisory Agreement, but that the Investment Manager could, in the future, allocate investments to be managed by the Subadviser. The Committee and the Board also took into account the proposed fee waiver and expense limitation arrangements that the Investment Manager and the Subadvisers would observe during the Fund’s first year, and the management fees and total expense ratios of comparable funds identified by the Investment Manager for purposes of expense comparison.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund supported the approval of the Agreements.
Costs of services to be provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates were expected to incur in connection with the services provided and the expected profitability to the Investment Manager and its affiliates from their relationships with the Fund, and also noted that the Committee and the Board expected to consider the costs of services and the profitability of the Investment Manager and its affiliates in connection with the Committee’s and the Board’s next review and consideration of the continuation of the Agreements. The Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the expected expense ratio of the Fund, and the implementation of expense limitations with respect to the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition. Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Committee and the Board did not consider the profitability to each Subadviser of its relationship with the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the anticipated costs of services to be provided and the expected profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Agreements.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the Fund through breakpoints in the proposed investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
Multi-Manager International Equity Strategies Fund | Annual Report 2018	35

Board Consideration and Approval of Management and Subadvisory Agreements  (continued)
The Committee and the Board noted that the breakpoints in the Subadvisory Agreements did not occur at the same levels as the breakpoints in the Management Agreement. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Subadvisory Agreements. The Committee and the Board also noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context, and the effect that capacity constraints on a subadviser’s ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers may need to be added as the Fund grows, increased the Investment Manager’s cost of compensating and overseeing the Fund’s subadvisers.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Agreements.
Other benefits to the Investment Manager and Subadvisers
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits to be received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager and the Subadvisers by reason of brokerage commissions to be generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend for approval or approve the proposed Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, approved the Agreements.
36	Multi-Manager International Equity Strategies Fund | Annual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT. The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager International Equity Strategies Fund | Annual Report 2018	37

Multi-Manager International Equity Strategies Fund
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN302_08_H01_(10/18)

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)

During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the fifteen series of the registrant whose reports to shareholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2018 and August 31, 2017 are approximately as follows:

2018	2017
$511,800	$459,700

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended August 31, 2018 and August 31, 2017 are approximately as follows:

2018	2017
$0	$5,600

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In fiscal years 2017, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended August 31, 2018 and August 31, 2017, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2018 and August 31, 2017 are approximately as follows:

2018	2017
$121,300	$111,700

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal years 2018 and 2017 include Tax Fees for foreign tax filings.

During the fiscal years ended August 31, 2018 and August 31, 2017, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)    All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2018 and August 31, 2017 are approximately as follows:

2018	2017
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended August 31, 2018 and August 31, 2017 are approximately as follows:

2018	2017
$242,500	$242,500

In fiscal years 2018 and 2017, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-

approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2018 and 2017 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended August 31, 2018 and August 31, 2017 are approximately as follows:

2018	2017
$363,848	$359,800

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                                      Columbia Funds Series Trust I

By (Signature and Title)                /s/ Christopher O. Petersen

                                        Christopher O. Petersen, President and Principal Executive Officer

Date                                                 October 24, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                /s/ Christopher O. Petersen

                                        Christopher O. Petersen, President and Principal Executive Officer

Date                                                 October 24, 2018

By (Signature and Title)                /s/ Michael G. Clarke

                                                        Michael G. Clarke, Treasurer and Chief Financial Officer

Date                                                 October 24, 2018